UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05624

Morgan Stanley Institutional Fund, Inc.
(Exact name of registrant as specified in charter)

1585 Broadway, New York, New York                              10036
(Address of principal executive offices)                              (Zip code)

John H. Gernon
1585 Broadway, New York, New York 10036
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-1886

Date of fiscal year end: December 31,

Date of reporting period: December 31, 2023

Item 1 - Report to Shareholders

Morgan Stanley Institutional Fund, Inc.

Advantage Portfolio

Annual Report

December 31, 2023

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Table of Contents (unaudited)

Shareholders' Letter	2
Consolidated Expense Example	3
Investment Overview	4
Consolidated Portfolio of Investments	7
Consolidated Statement of Assets and Liabilities	9
Consolidated Statement of Operations	11
Consolidated Statements of Changes in Net Assets	12
Consolidated Financial Highlights	14
Notes to Consolidated Financial Statements	19
Report of Independent Registered Public Accounting Firm	29
Liquidity Risk Management Program	30
Important Notices	31
U.S. Customer Privacy Notice	32
Directors and Officers Information	35

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 869-6397. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this annual report, in which you will learn how your investment in Advantage Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2024

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Expense Example (unaudited)

Advantage Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Actual Ending Account Value 12/31/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Advantage Portfolio Class I	$1,000.00	$1,083.90	$1,021.27	$4.10	$3.97	0.78%
Advantage Portfolio Class A	1,000.00	1,082.30	1,019.76	5.67	5.50	1.08
Advantage Portfolio Class L	1,000.00	1,083.10	1,020.67	4.73	4.58	0.90
Advantage Portfolio Class C	1,000.00	1,077.70	1,015.93	9.64	9.35	1.84
Advantage Portfolio Class R6	1,000.00	1,083.90	1,021.58	3.78	3.67	0.72

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period.

**  Annualized.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited)

Advantage Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 46.28%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the Russell 1000® Growth Index (the "Index"), which returned 42.68%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Surprised by the economy's resilience amid rising interest rates and persistently high (but falling) inflation, U.S. stocks performed well in 2023. The year saw its share of uncertainty, with recession fears dominating the start of the year, a regional banking crisis triggered by high interest rates, concerns about the U.S. government's debt levels and budget, and multiple geopolitical flashpoints. However, by year-end, the U.S. Federal Reserve signaled it was likely finished lifting interest rates after pausing the hiking cycle halfway through the year. This triggered a stock market rally and retreat in long-term bond yields in the final two months of 2023. Additionally, excitement about artificial intelligence drove a narrow group of mega-cap technology stocks to significantly outperform, adding meaningfully to the broader market's gain in the year.

•  Large-cap growth equities, as measured by the Index, advanced over the year. All sectors in the Index were positive, led by information technology, communication services and consumer discretionary. Energy, utilities and consumer staples posted the smallest gains in the Index.

•  Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage focused portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund outperformed the Index in this reporting period due to favorable sector allocations; stock selection was a small detractor.

•  Stock selection in industrials was the greatest contributor to relative performance. A leading global ridesharing services platform that has leveraged its network, on-demand workforce and technology to establish additional marketplace solutions addressing product delivery was the leading contributor in the sector and across the portfolio. The company reported strong fundamental results characterized by continued healthy revenue growth, profit margin expansion and greater traction with new product offerings.

•  Stock selection and an average overweight in consumer discretionary were advantageous to relative performance. A leading food delivery company in the United States was the greatest contributor in the sector and fourth greatest in the portfolio. The company reported better-than-expected results driven by accelerating sales growth, operational efficiencies and disciplined expense management.

•  Consumer staples, energy and real estate — which the portfolio did not have exposure to — were positive contributors to relative performance while the portfolio's lack of exposure to utilities had a neutral impact on relative performance.

•  Conversely, stock selection in health care was the greatest detractor from relative performance. One of the largest buyers of biopharmaceutical royalties and a leading funder of innovation across academic institutions, non-profits, biotechnology and pharmaceutical companies was the greatest detractor in the sector and third greatest across the portfolio. The company reported solid results, but its shares remained pressured due to investors' ongoing concerns around clinical trial results for a few of its partners' new therapies and the impact to potential related royalties.

•  Stock selection in communication services also had an adverse impact on relative performance, although the benefit of an average overweight in the

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Advantage Portfolio

sector partially offset the relative weakness of stock selection. A company that operates a database of employment and contact information to augment sales prospecting for third parties was the top detractor in communication services and second largest in the portfolio. Concerns about slower business growth, longer sales cycles and deal delays weighed on investor sentiment. The position in the stock was eliminated in April 2023 in order to fund other investments we believe offer a superior risk/reward profile.

•  An average underweight in information technology detracted from relative performance, offsetting a small positive contribution from stock selection in the sector.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A , L , C and R6 shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Advantage Portfolio

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2023 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Fund — Class I Shares w/o sales charges(4)	46.28%	7.05%	9.13%	10.18%
Fund — Class A Shares w/o sales charges(4)	45.85	6.72	8.77	12.00
Fund — Class A Shares with maximum 5.25% sales charges(4)	38.25	5.57	8.18	11.55
Fund — Class L Shares w/o sales charges(4)	46.07	6.93	9.00	10.05
Fund — Class C Shares w/o sales charges(6)	44.64	5.94	—	7.71
Fund — Class C Shares with maximum 1.00% deferred sales charges(6)	43.64	5.94	—	7.71
Fund — Class R6 Shares w/o sales charges(5)	46.31	7.10	9.18	10.40
Russell 1000® Growth Index	42.68	19.50	14.86	13.21
Lipper Multi-Cap Growth Funds Index	35.17	14.56	11.24	10.52

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Funds' Lipper category changed from Lipper Multi-Cap Growth Funds to Lipper Large-Cap Growth Funds.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  On May 21, 2010 Class C and Class I shares of Van Kampen Core Growth Fund (the "Predecessor Fund") were reorganized into Class L and Class I shares of Morgan Stanley Advantage Portfolio (the "Fund"), respectively. Class L and Class I shares' returns of the Fund will differ from the Predecessor Fund as they have different expenses. Performance shown for the Fund's Class I and Class L shares reflects the performance of the shares of the Predecessor Fund for periods prior to May 21, 2010. The Class C and I shares of the Predecessor Fund commenced operations on June 30, 2008. Class P shares, which were renamed Class A shares effective September 9, 2013, commenced operations on May 21, 2010.

(5)  Commenced offering on September 13, 2013.

(6)  Commenced offering on April 30, 2015. Class C shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Portfolio of Investments

Advantage Portfolio

	Shares	Value (000)
Common Stocks (95.8%)
Automobiles (4.7%)
Tesla, Inc. (a)	38,772	$9,634
Broadline Retail (7.1%)
Amazon.com, Inc. (a)	45,501	6,914
MercadoLibre, Inc. (a)	4,961	7,796
		14,710
Capital Markets (1.6%)
Intercontinental Exchange, Inc.	25,287	3,248
Entertainment (4.8%)
ROBLOX Corp., Class A (a)	218,553	9,992
Financial Services (6.3%)
Adyen NV (Netherlands) (a)	7,736	9,987
Block, Inc., Class A (a)	40,532	3,135
		13,122
Ground Transportation (8.6%)
Uber Technologies, Inc. (a)	238,874	14,707
Union Pacific Corp.	12,857	3,158
		17,865
Health Care Technology (1.5%)
Veeva Systems, Inc., Class A (a)	16,369	3,151
Hotels, Restaurants & Leisure (11.7%)
Airbnb, Inc., Class A (a)	68,590	9,338
DoorDash, Inc., Class A (a)	151,756	15,007
		24,345
Information Technology Services (24.7%)
Cloudflare, Inc., Class A (a)	242,476	20,189
Shopify, Inc., Class A (Canada) (a)	194,987	15,189
Snowflake, Inc., Class A (a)	79,895	15,899
		51,277
Interactive Media & Services (3.6%)
Meta Platforms, Inc., Class A (a)	2,949	1,044
ZoomInfo Technologies, Inc., Class A (a)	345,485	6,388
		7,432
Life Sciences Tools & Services (3.5%)
Danaher Corp.	13,611	3,149
Illumina, Inc. (a)	29,672	4,131
		7,280
Media (4.7%)
Trade Desk, Inc., Class A (a)	135,588	9,757
Pharmaceuticals (4.3%)
Royalty Pharma PLC, Class A	317,960	8,931
Software (5.2%)
Bill Holdings, Inc. (a)	69,770	5,693
Datadog, Inc., Class A (a)	42,077	5,107
		10,800
	Shares	Value (000)
Specialty Retail (3.5%)
Chewy, Inc., Class A (a)	149,463	$3,532
Floor & Decor Holdings, Inc., Class A (a)	33,193	3,703
		7,235
Total Common Stocks (Cost $164,055)		198,779
Investment Company (2.6%)
Grayscale Bitcoin Trust (a) (Cost $4,055)	153,835	5,326
Short-Term Investment (1.0%)
Investment Company (1.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $2,145)	2,144,514	2,145
Total Investments Excluding Purchased Options (99.4%) (Cost $170,255)		206,250
Total Purchased Options Outstanding (0.1%) (Cost $679)		122
Total Investments (99.5%) (Cost $170,934) (b)(c)(d)		206,372
Other Assets in Excess of Liabilities (0.5%)		1,058
Net Assets (100.0%)		$207,430

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $9,987,000 and 4.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Consolidated Financial Statements.

(c)  Securities are available for collateral in connection with purchased options.

(d)  At December 31, 2023, the aggregate cost for federal income tax purposes is approximately $189,993,000. The aggregate gross unrealized appreciation is approximately $46,342,000 and the aggregate gross unrealized depreciation is approximately $28,687,000, resulting in net unrealized appreciation of approximately $17,655,000.

The accompanying notes are an integral part of the consolidated financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Advantage Portfolio

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2023:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
JPMorgan Chase Bank NA	USD/CNH	CNH	7.43	Jan-24	43,082,732	$43,083	$4	$203	$(199)
Standard Chartered Bank	USD/CNH	CNH	7.57	May-24	56,717,357	56,717	60	240	(180)
JPMorgan Chase Bank NA	USD/CNH	CNH	7.79	Aug-24	57,077,746	57,078	58	236	(178)
							$122	$679	$(557)

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Other*	35.9%
Information Technology Services	24.9
Hotels, Restaurants & Leisure	11.8
Ground Transportation	8.7
Broadline Retail	7.1
Financial Services	6.4
Software	5.2
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the consolidated financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Advantage Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $168,789)	$204,227
Investment in Security of Affiliated Issuer, at Value (Cost $2,145)	2,145
Total Investments in Securities, at Value (Cost $170,934)	206,372
Foreign Currency, at Value (Cost $3)	3
Receivable for Investments Sold	2,242
Receivable for Fund Shares Sold	63
Receivable from Affiliate	8
Dividends Receivable	3
Other Assets	55
Total Assets	208,746
Liabilities:
Payable for Fund Shares Redeemed	643
Due to Broker	280
Payable for Advisory Fees	241
Payable for Sub Transfer Agency Fees — Class I	35
Payable for Sub Transfer Agency Fees — Class A	8
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	3
Payable for Shareholder Services Fees — Class A	10
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	19
Payable for Professional Fees	22
Payable for Administration Fees	14
Payable for Custodian Fees	6
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class R6	—	@
Other Liabilities	32
Total Liabilities	1,316
Net Assets	$207,430
Net Assets Consist of:
Paid-in-Capital	$359,098
Total Accumulated Loss	(151,668)
Net Assets	$207,430

The accompanying notes are an integral part of the consolidated financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Advantage Portfolio

Consolidated Statement of Assets and Liabilities (cont'd)	December 31, 2023 (000)
CLASS I:
Net Assets	$120,584
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	6,814,189
Net Asset Value, Offering and Redemption Price Per Share	$17.70
CLASS A:
Net Assets	$46,114
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,761,844
Net Asset Value, Redemption Price Per Share	$16.70
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.93
Maximum Offering Price Per Share	$17.63
CLASS L:
Net Assets	$1,616
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	92,512
Net Asset Value, Offering and Redemption Price Per Share	$17.47
CLASS C:
Net Assets	$21,811
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,428,815
Net Asset Value, Offering and Redemption Price Per Share	$15.26
CLASS R6:
Net Assets	$17,305
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	970,988
Net Asset Value, Offering and Redemption Price Per Share	$17.82

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Advantage Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2023 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $9 of Foreign Taxes Withheld)	$425
Dividends from Security of Affiliated Issuer (Note G)	176
Total Investment Income	601
Expenses:
Advisory Fees (Note B)	1,442
Sub Transfer Agency Fees — Class I	153
Sub Transfer Agency Fees — Class A	44
Sub Transfer Agency Fees — Class L	1
Sub Transfer Agency Fees — Class C	17
Shareholder Services Fees — Class A (Note D)	109
Distribution and Shareholder Services Fees — Class L (Note D)	11
Distribution and Shareholder Services Fees — Class C (Note D)	217
Administration Fees (Note C)	177
Professional Fees	175
Registration Fees	84
Transfer Agency Fees — Class I (Note E)	11
Transfer Agency Fees — Class A (Note E)	8
Transfer Agency Fees — Class L (Note E)	3
Transfer Agency Fees — Class C (Note E)	8
Transfer Agency Fees — Class R6 (Note E)	3
Shareholder Reporting Fees	30
Custodian Fees (Note F)	21
Directors' Fees and Expenses	9
Pricing Fees	2
Other Expenses	29
Total Expenses	2,554
Waiver of Advisory Fees (Note B)	(173)
Reimbursement of Class Specific Expenses — Class I (Note B)	(109)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class R6 (Note B)	(3)
Reimbursement of Transfer Agency and Sub Transfer Agency Fees (Note B)	(82)
Distribution Fees — Class L Shares waived (Note D)	(11)
Rebate from Morgan Stanley Affiliate (Note G)	(7)
Net Expenses	2,167
Net Investment Loss	(1,566)
Realized Loss:
Investments Sold	(8,249)
Foreign Currency Translation	(1)
Net Realized Loss	(8,250)
Change in Unrealized Appreciation (Depreciation):
Investments	89,274
Foreign Currency Translation	2
Net Change in Unrealized Appreciation (Depreciation)	89,276
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	81,026
Net Increase in Net Assets Resulting from Operations	$79,460

The accompanying notes are an integral part of the consolidated financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Advantage Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(1,566)	$(3,125)
Net Realized Loss	(8,250)	(172,836)
Net Change in Unrealized Appreciation (Depreciation)	89,276	(209,621)
Net Increase (Decrease) in Net Assets Resulting from Operations	79,460	(385,582)
Dividends and Distributions to Shareholders:
Class I	—	(28,344)
Class A	—	(10,103)
Class L	—	(335)
Class C	—	(5,539)
Class R6*	—	(4,001)
Total Dividends and Distributions to Shareholders	—	(48,322)
Capital Share Transactions, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:(1)
Class I:
Subscribed	45,229	124,402
Distributions Reinvested	—	27,125
Redeemed	(83,720)	(324,038)
Class A:
Subscribed	5,695	11,681
Distributions Reinvested	—	9,986
Redeemed	(15,983)	(29,870)
Class L:
Distributions Reinvested	—	335
Redeemed	(213)	(914)
Class C:
Subscribed	1,188	5,442
Distributions Reinvested	—	5,394
Redeemed	(7,762)	(19,460)
Class R6:*
Subscribed	603	7,496
Distributions Reinvested	—	4,001
Redeemed	(9,070)	(10,010)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(64,033)	(188,430)
Total Increase (Decrease) in Net Assets	15,427	(622,334)
Net Assets:
Beginning of Period	192,003	814,337
End of Period	$207,430	$192,003

The accompanying notes are an integral part of the consolidated financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Advantage Portfolio

Consolidated Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	3,161	6,204
Shares Issued on Distributions Reinvested	—	2,067
Shares Redeemed	(5,625)	(16,155)
Net Decrease in Class I Shares Outstanding	(2,464)	(7,884)
Class A:
Shares Subscribed	398	588
Shares Issued on Distributions Reinvested	—	804
Shares Redeemed	(1,121)	(1,547)
Net Decrease in Class A Shares Outstanding	(723)	(155)
Class L:
Shares Issued on Distributions Reinvested	—	26
Shares Redeemed	(13)	(44)
Net Decrease in Class L Shares Outstanding	(13)	(18)
Class C:
Shares Subscribed	96	307
Shares Issued on Distributions Reinvested	—	471
Shares Redeemed	(603)	(1,099)
Net Decrease in Class C Shares Outstanding	(507)	(321)
Class R6:*
Shares Subscribed	42	332
Shares Issued on Distributions Reinvested	—	303
Shares Redeemed	(562)	(562)
Net Increase (Decrease) in Class R6 Shares Outstanding	(520)	73

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

The accompanying notes are an integral part of the consolidated financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Advantage Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$12.10		$33.57		$43.28		$26.06		$20.98
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.08)		(0.14)		(0.32)		(0.19)		(0.04)
Net Realized and Unrealized Gain (Loss)	5.68		(17.90)		(1.61)		19.64		5.61
Total from Investment Operations	5.60		(18.04)		(1.93)		19.45		5.57
Distributions from and/or in Excess of:
Net Realized Gain	—		(3.43)		(7.78)		(2.23)		(0.49)
Net Asset Value, End of Period	$17.70		$12.10		$33.57		$43.28		$26.06
Total Return(3)	46.28	%(4)	(54.54)%		(4.45)%		74.79%		26.60%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$120,584		$112,250		$576,158		$656,030		$296,843
Ratio of Expenses Before Expense Limitation	1.01%		0.97%		0.88%		0.89%		0.93%
Ratio of Expenses After Expense Limitation	0.81	%(5)(6)	0.85	%(6)	0.85	%(6)	0.84	%(6)	0.84	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.85	%(6)	N/A		N/A		0.84	%(6)
Ratio of Net Investment Loss	(0.54	)%(5)(6)	(0.68	)%(6)	(0.73	)%(6)	(0.54	)%(6)	(0.15	)%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.01%		0.01%
Portfolio Turnover Rate	42%		51%		69%		73%		70%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class I shares.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class I shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	0.85%	(0.58)%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Advantage Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$11.45		$32.26		$42.02		$25.42		$20.54
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.12)		(0.19)		(0.44)		(0.28)		(0.13)
Net Realized and Unrealized Gain (Loss)	5.37		(17.19)		(1.54)		19.11		5.50
Total from Investment Operations	5.25		(17.38)		(1.98)		18.83		5.37
Distributions from and/or in Excess of:
Net Realized Gain	—		(3.43)		(7.78)		(2.23)		(0.49)
Net Asset Value, End of Period	$16.70		$11.45		$32.26		$42.02		$25.42
Total Return(3)	45.85	%(4)	(54.71)%		(4.72)%		74.27%		26.20%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$46,114		$39,913		$117,424		$130,176		$80,743
Ratio of Expenses Before Expense Limitation	1.26%		1.23%		1.14%		N/A		1.21%
Ratio of Expenses After Expense Limitation	1.13	%(5)(6)	1.19	%(6)	1.14	%(6)	1.15	%(6)	1.19	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.19	%(6)	N/A		N/A		1.19	%(6)
Ratio of Net Investment Loss	(0.87	)%(5)(6)	(1.02	)%(6)	(1.02	)%(6)	(0.84	)%(6)	(0.50	)%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.01%		0.01%
Portfolio Turnover Rate	42%		51%		69%		73%		70%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class A shares.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class A shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	1.18%	(0.92)%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Advantage Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$11.96		$33.31		$43.04		$25.95		$20.92
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.10)		(0.16)		(0.36)		(0.21)		(0.06)
Net Realized and Unrealized Gain (Loss)	5.61		(17.76)		(1.59)		19.53		5.58
Total from Investment Operations	5.51		(17.92)		(1.95)		19.32		5.52
Distributions from and/or in Excess of:
Net Realized Gain	—		(3.43)		(7.78)		(2.23)		(0.49)
Net Asset Value, End of Period	$17.47		$11.96		$33.31		$43.04		$25.95
Total Return(3)	46.07	%(4)	(54.61)%		(4.54)%		74.65%		26.44%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,616		$1,261		$4,120		$5,391		$4,363
Ratio of Expenses Before Expense Limitation	1.92%		1.79%		1.65%		1.66%		1.69%
Ratio of Expenses After Expense Limitation	0.94	%(5)(6)	0.99	%(6)	0.94	%(6)	0.95	%(6)	0.95	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.99	%(6)	N/A		N/A		0.95	%(6)
Ratio of Net Investment Loss	(0.68	)%(5)(6)	(0.81	)%(6)	(0.82	)%(6)	(0.64	)%(6)	(0.25	)%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.01%		0.01%
Portfolio Turnover Rate	42%		51%		69%		73%		70%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class L shares.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class L shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	0.99%	(0.73)%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Advantage Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$10.55		$30.48		$40.44		$24.68		$20.10
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.21)		(0.31)		(0.71)		(0.50)		(0.29)
Net Realized and Unrealized Gain (Loss)	4.92		(16.19)		(1.47)		18.49		5.36
Total from Investment Operations	4.71		(16.50)		(2.18)		17.99		5.07
Distributions from and/or in Excess of:
Net Realized Gain	—		(3.43)		(7.78)		(2.23)		(0.49)
Net Asset Value, End of Period	$15.26		$10.55		$30.48		$40.44		$24.68
Total Return(3)	44.64	%(4)	(55.02)%		(5.41)%		73.10%		25.27%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$21,811		$20,422		$68,793		$71,419		$42,054
Ratio of Expenses Before Expense Limitation	2.01%		1.95%		1.84%		N/A		1.93%
Ratio of Expenses After Expense Limitation	1.89	%(5)(6)	1.90	%(5)	1.84	%(5)	1.85	%(5)	1.90	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.90	%(5)	N/A		N/A		1.90	%(5)
Ratio of Net Investment Loss	(1.62	)%(5)(6)	(1.72	)%(5)	(1.72	)%(5)	(1.55	)%(5)	(1.20	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.01%		0.01%
Portfolio Turnover Rate	42%		51%		69%		73%		70%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class C shares.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class C shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	1.93%	(1.66)%

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Advantage Portfolio

	Class R6(1)
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(2)		2019(2)
Net Asset Value, Beginning of Period	$12.18		$33.74		$43.41		$26.12		$21.02
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.07)		(0.13)		(0.29)		(0.16)		(0.03)
Net Realized and Unrealized Gain (Loss)	5.71		(18.00)		(1.60)		19.68		5.62
Total from Investment Operations	5.64		(18.13)		(1.89)		19.52		5.59
Distributions from and/or in Excess of:
Net Realized Gain	—		(3.43)		(7.78)		(2.23)		(0.49)
Net Asset Value, End of Period	$17.82		$12.18		$33.74		$43.41		$26.12
Total Return(4)	46.31	%(5)	(54.53)%		(4.36)%		74.93%		26.64%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$17,305		$18,157		$47,842		$41,263		$28,983
Ratio of Expenses Before Expense Limitation	0.90%		0.86%		0.77%		N/A		0.83%
Ratio of Expenses After Expense Limitation	0.77	%(6)(7)	0.81	%(7)	0.77	%(7)	0.79	%(7)	0.80	%(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.81	%(7)	N/A		N/A		0.80	%(7)
Ratio of Net Investment Loss	(0.50	)%(6)(7)	(0.64	)%(7)	(0.65	)%(7)	(0.47	)%(7)	(0.10	)%(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01%		0.01%
Portfolio Turnover Rate	42%		51%		69%		73%		70%

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class R6 shares.

(6)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class R6 shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	0.81%	(0.54)%

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-three separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Consolidated Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying consolidated financial statements relates to the Advantage Portfolio. The Fund seeks long-term capital appreciation.

The Fund has issued five classes of shares — Class I, Class A, Class L, Class C and Class R6. Class C shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors. Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, Advantage Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest in bitcoin indirectly through cash settled futures or indirectly through investments in Grayscale Bitcoin Trust (BTC) ("GBTC"), a privately offered investment vehicle that invests in bitcoin. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of invest-

ments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of December 31, 2023, the Subsidiary represented approximately $5,671,000 or approximately 2.73% of the net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to bitcoin within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a reputable broker/ dealer or valued by a pricing service/vendor; (4) fixed income securities may be valued by an outside pricing service/ vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (5) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (6) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Automobiles	$9,634	$—	$—	$9,634
Broadline Retail	14,710	—	—	14,710
Capital Markets	3,248	—	—	3,248
Entertainment	9,992	—	—	9,992
Financial Services	3,135	9,987	—	13,122
Ground Transportation	17,865	—	—	17,865
Health Care Technology	3,151	—	—	3,151
Hotels, Restaurants & Leisure	24,345	—	—	24,345
Information Technology Services	51,277	—	—	51,277
Interactive Media & Services	7,432	—	—	7,432
Life Sciences Tools & Services	7,280	—	—	7,280
Media	9,757	—	—	9,757
Pharmaceuticals	8,931	—	—	8,931
Software	10,800	—	—	10,800
Specialty Retail	7,235	—	—	7,235
Total Common Stocks	188,792	9,987	—	198,779
Investment Company	5,326	—	—	5,326
Call Options Purchased	—	122	—	122
Short-Term Investment
Investment Company	2,145	—	—	2,145
Total Assets	$196,263	$10,109	$—	$206,372

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency ex-change risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Consolidated Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund writes an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2023:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$122	(a)

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2023 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(622	)(a)

(a) Amounts are included in Realized Loss on Investments Sold in the Consolidated Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(332	)(a)

(a) Amounts are included in Change in Unrealized Appreciation (Depreciation) on Investments in the Consolidated Statement of Operations.

At December 31, 2023, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives	Assets(b) (000)		Liabilities(b) (000)
Purchased Options	$122	(a)	$—

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(b) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2023:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities(a) (000)	Financial Instrument (000)	Collateral Received(b) (000)	Net Amount (not less than $0) (000)
JPMorgan Chase Bank NA	$62	$—	$(62)	$0
Standard Chartered Bank	60	—	(60)	0
Total	$122	$—	$(122)	$0

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(b) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2023, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	176,833,000

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency, co-transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.65%	0.60%	0.55%

For the year ended December 31, 2023, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.57% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.85% for Class I shares, 1.20% for Class A shares, 0.99% for Class L shares, 1.95% for Class C shares and 0.81% for Class R6 shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2023, approximately $173,000 of advisory fees were waived and approximately $114,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

The Adviser agreed to reimburse the Fund for prior years overpayment of transfer agency and sub transfer agency fees. This was reflected as "Reimbursement of Transfer Agency and Sub Transfer Agency Fees" in the Consolidated Statement of Operations.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares. The Distributor has agreed to waive for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate, the 12b-1 fees on Class L shares of the Fund to the extent it exceeds 0.04% of the average daily net assets of such shares on an annualized basis. For the year ended December 31, 2023, this waiver amounted to approximately $11,000.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Consolidated Statement of Operations, amounted to approximately $2,000.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $90,547,000 and $158,536,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2023.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, advisory fees paid were reduced by approximately $7,000 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2023 is as follows:

Affiliated Investment Company	Value December 31, 2022 (000)	Purchases At Cost (000)	Proceeds From Sales (000)	Dividend Income (000)
Liquidity Fund	$1,672	$85,026	$84,553	$176
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2023 (000)
Liquidity Fund	$—	$—	$2,145

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a RIC and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:		2022 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$—	$—	$48,322

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

Permanent differences, due to a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2023:

Total Accumulated Loss (000)	Paid-in- Capital (000)
$3,856	$(3,856)

At December 31, 2023, the Fund had no distributable earnings on a tax basis.

At December 31, 2023, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $105,631,000 and $63,035,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2023, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 72.0%.

K. Market Risk and Risks Relating to Certain Financial Instruments:

Bitcoin: The Fund may have exposure to cryptocurrencies indirectly through investments in GBTC, a privately offered investment vehicle that invests in bitcoin. Cryptocurrencies (also referred to as "virtual currencies" and "digital currencies") are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. For example, the bitcoin held by GBTC (and the Fund's indirect exposure to such bitcoin) is also susceptible to these risks. The value of the GBTC investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. The GBTC exposure to cryptocurrency could result in substantial losses to the Fund.

Market: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments, which may in turn impact valuation, the Fund's ability to sell securities and/or its ability to meet redemptions.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders of Advantage Portfolio and the Board of Directors of
Morgan Stanley Institutional Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Advantage Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2023, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the three years in the period then ended, the financial highlights for each of the two years in the period ended December 31, 2020 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2023, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, its consolidated financial highlights for each of the three years in the period then ended and its financial highlights for each of the two years in the period ended December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 29, 2024

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fun on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				87

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	88

Formerly, Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994 (Retired December 31, 2023)	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	88	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

39

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
1585 Broadway
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

40

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

© 2024 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIADVANN
6336646 EXP 02.28.25

Morgan Stanley Institutional Fund, Inc.

American Resilience Portfolio

Annual Report

December 31, 2023

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Table of Contents (unaudited)

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	11
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	21
Liquidity Risk Management Program	22
Federal Tax Notice	23
Important Notices	24
U.S. Customer Privacy Notice	25
Directors and Officers Information	28

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 869-6397. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this annual report, in which you will learn how your investment in American Resilience Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2024

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Expense Example (unaudited)

American Resilience Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Actual Ending Account Value 12/31/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
American Resilience Portfolio Class I	$1,000.00	$1,062.20	$1,023.59	$1.66	$1.63	0.32%
American Resilience Portfolio Class A	1,000.00	1,059.90	1,021.78	3.53	3.47	0.68
American Resilience Portfolio Class C	1,000.00	1,055.90	1,018.00	7.41	7.27	1.43
American Resilience Portfolio Class R6	1,000.00	1,061.70	1,023.79	1.46	1.43	0.28

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period.

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited)

American Resilience Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 19.54%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the S&P 500® Index (the "Index"), which returned 26.29%.

Factors Affecting Performance

•  For the year, the Index delivered +26.3%. Information technology was strong in 2023, helped by its exposure to the artificial intelligence (AI) euphoria. The sector returned an impressive +57% for the full year. Communication services and consumer discretionary were the other two top performers for the year (up +55% and +42%, respectively), while the more cyclical sectors, notably real estate, financials and industrials, finished behind the Index for the year. The portfolio's key defensive sectors of health care and consumer staples lagged for much of 2023, finishing +2% and –0%, respectively, for the year, 25 percentage points behind the index. Energy posted negative performance of –2% for the year after its spectacular 2022.

•  For 2023 overall, the Fund's relative underperformance was due to both stock selection and sector allocation. Negative stock selection relative to the Index was largely driven by relative weakness in information technology, as the portfolio's very healthy 43% return trailed the 61% produced by the Index sector. Financials also underperformed, while industrials outperformed relative to the Index. Sector allocation relative to the Index was hurt by the portfolio's combined 10%+ overweight in the defensive health care and consumer staples sectors, which both lagged the Index by around 25%. Looking at the three most successful sectors in the year, information technology (IT), communication services and consumer discretionary, the relative benefit of the small overweight in IT was outweighed by the larger underweights in the other two. However, the Fund's relative performance did benefit from the underweights in the lower quality, more cyclical sectors, notably energy.

Management Strategies

•  The Index's earnings are expected to rise 11% in 2024 and by 12%+ in 2025.(i) This looks demanding given expected 2024 nominal gross domestic product growth in developed markets of 3% - 4% and seems to imply that margins will have to rise further from levels that are already close to peak.(ii) On the negative side, all 11 U.S. recessions since World War II have seen double-digit drawdowns in the S&P 500 Index, with an average fall of 30%.(iii) The multiples on these potentially optimistic earnings also look high. The Index finished 2023 at 20x 12-month forward earnings.(i) The overall setup strikes us as an unfavorable asymmetry, with upside limited due to the ambitious earnings estimates and high multiples, while there could be plenty of downside if there is a recession.

•  When it comes to the methodology behind the Fund's high quality portfolio, we are "double fussy" — concerned with the sustainability of both the earnings and the multiples. At period-end, our view was that the possibility of a downturn is not reflected in today's earnings expectations, nor in the current market multiple. Given the vulnerability of high earnings and high multiples in the event of an economic slowdown, we would argue that investing in a portfolio of high quality compounders makes sense.

(i)  Source: FactSet

(ii)  Source: Bloomberg L.P.

(iii)  Source: National Bureau of Economic Research

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

American Resilience Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on July 29, 2022.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and R6 shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the S&P 500® Index(1) the Lipper Large-Cap Core Funds Index(2) the Lipper Multi-Cap Core Funds Index(3)

	Period Ended December 31, 2023 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Fund — Class I Shares w/o sales charges(5)	19.54%	—	—	7.96%
Fund — Class A Shares w/o sales charges(5)	19.20	—	—	7.58
Fund — Class A Shares with maximum 5.25% sales charges(5)	12.89	—	—	3.61
Fund — Class C Shares w/o sales charges(5)	18.21	—	—	6.79
Fund — Class C Shares with maximum 1.00% deferred sales charges(5)	17.21	—	—	6.79
Fund — Class R6 Shares w/o sales charges(5)	19.60	—	—	8.00
S&P 500® Index	26.29	—	—	12.52
Lipper Large-Cap Core Funds Index	24.65	—	—	12.78
Lipper Multi-Cap Core Funds Index	24.16	—	—	12.10

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The Standard & Poor's 500® Index (S&P 500® Index) measures the performance of the large cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Large-Cap Core Funds classification.

(3)  The Lipper Multi-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund's Lipper category changed from Multi-Cap Core to Large-Cap Core.

(4)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on July 29, 2022.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Portfolio of Investments

American Resilience Portfolio

	Shares	Value (000)
Common Stocks (89.5%)
Beverages (1.9%)
Coca-Cola Co.	350	$21
Capital Markets (6.6%)
FactSet Research Systems, Inc.	22	11
Intercontinental Exchange, Inc.	353	45
Moody's Corp.	46	18
		74
Commercial Services & Supplies (0.4%)
Veralto Corp.	57	5
Electronic Equipment, Instruments & Components (4.5%)
Amphenol Corp., Class A	249	25
CDW Corp.	110	25
		50
Financial Services (5.7%)
Jack Henry & Associates, Inc.	35	6
Visa, Inc., Class A	223	58
		64
Health Care Equipment & Supplies (7.1%)
Abbott Laboratories	247	27
Becton Dickinson & Co.	139	34
Steris PLC	81	18
		79
Household Products (3.0%)
Procter & Gamble Co.	231	34
Information Technology Services (5.5%)
Accenture PLC, Class A	177	62
Insurance (4.4%)
Aon PLC, Class A	110	32
Arthur J Gallagher & Co.	77	17
		49
Interactive Media & Services (3.4%)
Alphabet, Inc., Class A (a)	271	38
Life Sciences Tools & Services (12.9%)
Danaher Corp.	172	40
IQVIA Holdings, Inc. (a)	159	37
Revvity, Inc.	167	18
Thermo Fisher Scientific, Inc.	93	49
		144
Machinery (3.0%)
Otis Worldwide Corp.	366	33
Pharmaceuticals (1.6%)
Zoetis, Inc.	91	18
Professional Services (7.5%)
Automatic Data Processing, Inc.	128	30
Broadridge Financial Solutions, Inc.	141	29
Equifax, Inc.	102	25
		84
Semiconductors & Semiconductor Equipment (3.5%)
Texas Instruments, Inc.	232	39
	Shares	Value (000)
Software (13.1%)
Constellation Software, Inc. (Canada)	15	$37
Microsoft Corp.	205	77
Roper Technologies, Inc.	60	33
		147
Textiles, Apparel & Luxury Goods (0.7%)
NIKE, Inc., Class B	77	8
Tobacco (4.7%)
Philip Morris International, Inc.	558	52
Total Common Stocks (Cost $890)		1,001
	No. of Warrants
Warrants (0.0%)‡
Software (0.0%)‡
Constellation Software, Inc., expires 3/31/40 (a) (Cost $—)	16	—	@
	Shares
Short-Term Investment (1.9%)
Investment Company (1.9%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $21)	20,844	21
Total Investments (91.4%) (Cost $911) (b)		1,022
Other Assets in Excess of Liabilities (8.6%)		96
Net Assets (100.0%)		$1,118

@  Value is less than $500.

‡  Amount is less than 0.05%.

(a)  Non-income producing security.

(b)  At December 31, 2023, the aggregate cost for federal income tax purposes is approximately $917,000. The aggregate gross unrealized appreciation is approximately $123,000 and the aggregate gross unrealized depreciation is approximately $18,000, resulting in net unrealized appreciation of approximately $105,000.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	31.1%
Software	14.3
Life Sciences Tools & Services	14.1
Professional Services	8.1
Health Care Equipment & Supplies	7.7
Capital Markets	7.2
Financial Services	6.3
Information Technology Services	6.1
Tobacco	5.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

American Resilience Portfolio

Statement of Assets and Liabilities	December 31, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $890)	$1,001
Investment in Security of Affiliated Issuer, at Value (Cost $21)	21
Total Investments in Securities, at Value (Cost $911)	1,022
Foreign Currency, at Value (Cost $—@)	—	@
Due from Adviser	91
Dividends Receivable	1
Receivable from Affiliate	—	@
Other Assets	33
Total Assets	1,147
Liabilities:
Payable for Professional Fees	18
Payable for Custodian Fees	2
Payable for Administration Fees	—	@
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class R6	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	9
Total Liabilities	29
Net Assets	$1,118
Net Assets Consist of:
Paid-in-Capital	$1,012
Total Distributable Earnings	106
Net Assets	$1,118
CLASS I:
Net Assets	$952
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	86,480
Net Asset Value, Offering and Redemption Price Per Share	$11.01
CLASS A:
Net Assets	$55
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,049
Net Asset Value, Redemption Price Per Share	$10.99
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.61
Maximum Offering Price Per Share	$11.60
CLASS C:
Net Assets	$55
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,014
Net Asset Value, Offering and Redemption Price Per Share	$10.95
CLASS R6:
Net Assets	$56
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,067
Net Asset Value, Offering and Redemption Price Per Share	$11.01

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

American Resilience Portfolio

Statement of Operations	Year Ended December 31, 2023 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $—@ of Foreign Taxes Withheld)	$14
Dividends from Security of Affiliated Issuer (Note G)	1
Total Investment Income	15
Expenses:
Professional Fees	148
Offering Costs (Note A-7)	78
Registration Fees	30
Shareholder Reporting Fees	8
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class R6 (Note E)	2
Advisory Fees (Note B)	6
Custodian Fees (Note F)	5
Directors' Fees and Expenses	4
Administration Fees (Note C)	1
Pricing Fees	1
Shareholder Services Fees — Class A (Note D)	—	@
Distribution and Shareholder Services Fees — Class C (Note D)	1
Sub Transfer Agency Fees — Class I	—	@
Sub Transfer Agency Fees — Class A	—	@
Sub Transfer Agency Fees — Class C	—	@
Other Expenses	15
Total Expenses	305
Expenses Reimbursed by Adviser (Note B)	(284)
Reimbursement of Class Specific Expenses — Class I (Note B)	(2)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class R6 (Note B)	(2)
Waiver of Advisory Fees (Note B)	(6)
Reimbursement of Transfer Agency and Sub Transfer Agency Fees (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	5
Net Investment Income	10
Realized Loss:
Investments Sold	(—	@)
Foreign Currency Translation	(—	@)
Net Realized Loss	(—	@)
Change in Unrealized Appreciation (Depreciation):
Investments	172
Foreign Currency Translation	—	@
Net Change in Unrealized Appreciation (Depreciation)	172
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	172
Net Increase in Net Assets Resulting from Operations	$182

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

American Resilience Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2023 (000)		Period from July 29,2022^ to December 31,2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$10		$3
Net Realized Loss	(—	@)	(9)
Net Change in Unrealized Appreciation (Depreciation)	172		(61)
Net Increase (Decrease) in Net Assets Resulting from Operations	182		(67)
Dividends and Distributions to Shareholders:
Class I	(12)		—
Class A	(1)		—
Class C	(—	@)	—
Class R6	(1)		—
Total Dividends and Distributions to Shareholders	(14)		—
Capital Share Transactions:(1)
Class I:
Subscribed	3		850
Distributions Reinvested	12		—
Redeemed	(—	@)	—
Class A:
Subscribed	—		50
Distributions Reinvested	1		—
Class C:
Subscribed	—		50
Distributions Reinvested	—	@	—
Class R6:
Subscribed	—		50
Distributions Reinvested	1		—
Net Increase in Net Assets Resulting from Capital Share Transactions	17		1,000
Total Increase in Net Assets	185		933
Net Assets:
Beginning of Period	933		—
End of Period	$1,118		$933

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

American Resilience Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2023 (000)		Period from July 29,2022^ to December 31,2022 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	—	@@	85
Shares Issued on Distributions Reinvested	1		—
Shares Redeemed	(—	@@)	—
Net Increase in Class I Shares Outstanding	1		85
Class A:
Shares Subscribed	—		5
Shares Issued on Distributions Reinvested	—	@@	—
Net Increase in Class A Shares Outstanding	—	@@	5
Class C:
Shares Subscribed	—		5
Shares Issued on Distributions Reinvested	—	@@	—
Net Increase in Class C Shares Outstanding	—	@@	5
Class R6:
Shares Subscribed	—		5
Shares Issued on Distributions Reinvested	—	@@	—
Net Increase in Class R6 Shares Outstanding	—	@@	5

^  Commencement of Operations.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

American Resilience Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2023		Period from July 29, 2022(1) to December 31, 2022
Net Asset Value, Beginning of Period	$9.33		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.10		0.04
Net Realized and Unrealized Gain (Loss)	1.72		(0.71)
Total from Investment Operations	1.82		(0.67)
Distributions from and/or in Excess of:
Net Investment Income	(0.14)		—
Net Asset Value, End of Period	$11.01		$9.33
Total Return(3)	19.54	%(4)	(6.70	)%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$952		$793
Ratio of Expenses Before Expense Limitation	29.44%		36.85	%(6)
Ratio of Expenses After Expense Limitation	0.50	%(7)(8)	0.70	%(6)(8)
Ratio of Net Investment Income	0.95	%(7)(8)	0.91	%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(9)	0.00	%(6)(9)
Portfolio Turnover Rate	35%		6	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.22% for Class I shares due to the reimbursement of transfer agency and sub transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class I shares would have been 19.32%. Refer to Note B in the Notes to Financial Statements.

(5)  Not annualized.

(6)  Annualized.

(7)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class I shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.70%	0.75%

(8)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(9)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

American Resilience Portfolio

	Class A
Selected Per Share Data and Ratios	Year Ended December 31, 2023		Period from July 29, 2022(1) to December 31, 2022
Net Asset Value, Beginning of Period	$9.31		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.06		0.02
Net Realized and Unrealized Gain (Loss)	1.73		(0.71)
Total from Investment Operations	1.79		(0.69)
Distributions from and/or in Excess of:
Net Investment Income	(0.11)		—
Net Asset Value, End of Period	$10.99		$9.31
Total Return(3)	19.20	%(4)	(6.90	)%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$55		$47
Ratio of Expenses Before Expense Limitation	33.82%		41.47	%(6)
Ratio of Expenses After Expense Limitation	0.85	%(7)(8)	1.05	%(6)(8)
Ratio of Net Investment Income	0.61	%(7)(8)	0.56	%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(9)	0.00	%(6)(9)
Portfolio Turnover Rate	35%		6	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.22% for Class A shares due to the reimbursement of transfer agency and sub transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class A shares would have been 18.98%. Refer to Note B in the Notes to Financial Statements.

(5)  Not annualized.

(6)  Annualized.

(7)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class A shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.05%	0.41%

(8)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(9)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

American Resilience Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended December 31, 2023		Period from July 29, 2022(1) to December 31, 2022
Net Asset Value, Beginning of Period	$9.29		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.02)		(0.01)
Net Realized and Unrealized Gain (Loss)	1.71		(0.70)
Total from Investment Operations	1.69		(0.71)
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		—
Net Asset Value, End of Period	$10.95		$9.29
Total Return(3)	18.21	%(4)	(7.10	)%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$55		$46
Ratio of Expenses Before Expense Limitation	34.58%		42.21	%(6)
Ratio of Expenses After Expense Limitation	1.60	%(7)(8)	1.80	%(6)(8)
Ratio of Net Investment Loss	(0.15	)%(7)(8)	(0.20	)%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(9)	0.00	%(6)(9)
Portfolio Turnover Rate	35%		6	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.22% for Class C shares due to the reimbursement of transfer agency and sub transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class C shares would have been 17.99%. Refer to Note B in the Notes to Financial Statements.

(5)  Not annualized.

(6)  Annualized.

(7)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class C shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	1.80%	(0.35)%

(8)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(9)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

American Resilience Portfolio

	Class R6
Selected Per Share Data and Ratios	Year Ended December 31, 2023		Period from July 29, 2022(1) to December 31, 2022
Net Asset Value, Beginning of Period	$9.33		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.10		0.04
Net Realized and Unrealized Gain (Loss)	1.73		(0.71)
Total from Investment Operations	1.83		(0.67)
Distributions from and/or in Excess of:
Net Investment Income	(0.15)		—
Net Asset Value, End of Period	$11.01		$9.33
Total Return(3)	19.60	%(4)	(6.70	)%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$56		$47
Ratio of Expenses Before Expense Limitation	33.36%		41.22	%(6)
Ratio of Expenses After Expense Limitation	0.45	%(7)(8)	0.65	%(6)(8)
Ratio of Net Investment Income	1.00	%(7)(8)	0.95	%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(9)	0.00	%(6)(9)
Portfolio Turnover Rate	35%		6	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.22% for Class R6 shares due to the reimbursement of transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class R6 shares would have been 19.38%. Refer to Note B in the Notes to Financial Statements.

(5)  Not annualized.

(6)  Annualized.

(7)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class R6 shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.65%	0.80%

(8)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(9)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-three separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying financial statements relates to the American Resilience Portfolio. The Fund seeks long-term capital appreciation.

The Fund commenced operations on July 29, 2022 and has issued four classes of shares — Class I, Class A, Class C and Class R6.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE;

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

(5) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)		Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks	$1,001	(1)	$—		$—	$1,001
Warrants	—		—	@	—	—	@
Short-Term Investment
Investment Company	21		—		—	21
Total Assets	$1,022		$—		$—	$1,022

@  Value is less than $500.

(1) The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

5.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency, co-transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

7.  Offering Cost: Offering costs are accounted for as a deferred charge until operations begin and thereafter are amortized to expense over twelve months on a straight-line basis.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.55%	0.50%	0.45%

For the year ended December 31, 2023, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.70% for Class I shares, 1.05% for Class A shares, 1.80% for Class C shares and 0.65% for Class R6 shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2023, approximately $6,000 of advisory fees were waived and approximately $292,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The Adviser agreed to reimburse the Fund for prior years overpayment of transfer agency and sub transfer agency fees. This was reflected as "Reimbursement of Transfer Agency and Sub Transfer Agency Fees" in the Statement of Operations.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2023, co-transfer agency

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Statement of Operations, amounted to less than $500.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $353,000 and $461,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2023.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2023 is as follows:

Affiliated Investment Company	Value December 31, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$9	$370	$358	$1
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2023 (000)
Liquidity Fund	$—	$—	$21

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with

Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the two-year period ended December 31, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:	2022 Distributions Paid From:
Ordinary Income (000)	Ordinary Income (000)
$14	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to nondeductible expenses, resulted in the following reclassifications among the components of net assets at December 31, 2023:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$2	$(2)

At December 31, 2023, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$4	$—

At December 31, 2023, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $2,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2023, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $6,000.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2023, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2023, the Fund did not have record owners of 10% or greater.

K. Market Risk: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments, which may in turn impact valuation, the Fund's ability to sell securities and/or its ability to meet redemptions.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Resilience Portfolio
and the Board of Directors of
Morgan Stanley Institutional Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Resilience Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended December 31, 2023 and the period from July 29, 2022 (commencement of operations) through December 31, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2023, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year ended December 31, 2023 and the period from July 29, 2022 (commencement of operations) through December 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 29, 2024

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2023. For corporate shareholders 53.45% of the dividends qualified for the dividends received deduction.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2023. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $7,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fun on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited)   April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				87

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	88

Formerly, Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994 (Retired December 31, 2023)	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	88	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
1585 Broadway
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

33

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

© 2024 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIARESILANN
6336677 EXP 02.28.25

Morgan Stanley Institutional Fund, Inc.

Asia Opportunity Portfolio

Annual Report

December 31, 2023

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Table of Contents (unaudited)

Shareholders' Letter	2
Consolidated Expense Example	3
Investment Overview	4
Consolidated Portfolio of Investments	6
Consolidated Statement of Assets and Liabilities	7
Consolidated Statement of Operations	8
Consolidated Statements of Changes in Net Assets	9
Consolidated Financial Highlights	10
Notes to Consolidated Financial Statements	14
Report of Independent Registered Public Accounting Firm	22
Liquidity Risk Management Program	23
Federal Tax Notice	24
Important Notices	25
U.S. Customer Privacy Notice	26
Directors and Officers Information	29

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 869-6397. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this annual report, in which you will learn how your investment in Asia Opportunity Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2024

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Expense Example (unaudited)

Asia Opportunity Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Actual Ending Account Value 12/31/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Asia Opportunity Portfolio Class I	$1,000.00	$967.40	$1,019.91	$5.21	$5.35	1.05%
Asia Opportunity Portfolio Class A	1,000.00	965.20	1,018.15	6.93	7.12	1.40
Asia Opportunity Portfolio Class C	1,000.00	961.80	1,014.47	10.53	10.82	2.13
Asia Opportunity Portfolio Class R6	1,000.00	967.20	1,020.22	4.91	5.04	0.99

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period.

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited)

Asia Opportunity Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –6.83%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI All Country Asia ex Japan Net Index (the "Index"), which returned 5.98%.

Factors Affecting Performance

•  Asian equities advanced during the 12-month period ended December 31, 2023.

•  China's economic rebound since ending the COVID lockdowns in late 2022 has been weaker than expected, with markets focused on property sector challenges, underwhelming consumer spending, local government debt and youth unemployment. The government responded with short-term stimulus measures that targeted the private sector to boost growth, and has eased housing policies to spur growth in the housing market and related industries.

•  Our team remained focused on assessing company prospects over a longer-term period of five to ten years, and owning a portfolio of high quality companies with diverse business drivers not tied to a particular market environment.

•  The team manages focused portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. Our longer-term focus results in lower turnover than many of our peers. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process. For the 12-month period, the Fund underperformed the Index due to unfavorable stock selection and sector allocation.

•  The main detractors from relative performance were a sector underweight allocation to information technology and stock selection in consumer discretionary and consumer staples.

•  The top contributors to the Fund's relative performance were stock selection in real estate and financials, as well as a sector underweight allocation to health care.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. The Fund seeks long-term capital appreciation by investing in high quality established and emerging companies located in Asia (excluding Japan) that the investment team believes are undervalued at the time of purchase. To achieve its objective, the investment team typically favors companies it believes have sustainable competitive advantages that can be monetized through growth. The investment process integrates analysis of sustainability with respect to disruptive change, financial strength, environmental and social externalities and governance (also referred to as ESG).

•  At the close of the period, consumer discretionary represented the largest sector weight in the portfolio, followed by financials and consumer staples. Our bottom-up investment process resulted in sector overweight positions in consumer discretionary, consumer staples, financials, real estate and communication services, and underweight positions in materials, utilities, energy, industrials, health care and information technology. The Fund had no holdings in energy and utilities at the end of the reporting period.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Asia Opportunity Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on December 29, 2015.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and R6 shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI All Country Asia ex Japan Net Index(1) and the Lipper Pacific Region ex Japan Funds Index(2)

	Period Ended December 31, 2023 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	–6.83%	4.98%	—	8.54%
Fund — Class A Shares w/o sales charges(4)	–7.17	4.66	—	8.19
Fund — Class A Shares with maximum 5.25% sales charges(4)	–12.04	3.53	—	7.47
Fund — Class C Shares w/o sales charges(4)	–7.82	3.90	—	7.39
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	–8.74	3.90	—	7.39
Fund — Class R6 Shares w/o sales charges(4)	–6.80	5.03	—	8.59
MSCI All Country Asia ex Japan Net Index	5.98	3.69	—	5.46
Lipper Pacific Region ex Japan Funds Index	–0.44	3.35	—	4.15

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The MSCI All Country Asia ex Japan Net Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Pacific Region ex Japan Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Pacific Region ex Japan Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Pacific Region ex Japan Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 29, 2015. Class C shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Portfolio of Investments

Asia Opportunity Portfolio

	Shares	Value (000)
Common Stocks (100.5%)
China (47.6%)
China Resources Beer Holdings Co. Ltd. (a)	472,300	$2,073
China Resources Mixc Lifestyle Services Ltd. (a)	466,600	1,664
Foshan Haitian Flavouring & Food Co. Ltd., Class A	323,225	1,730
Greentown Service Group Co. Ltd. (a)	1,646,000	614
Haidilao International Holding Ltd. (a)	3,023,000	5,639
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	851,886	3,214
KE Holdings, Inc. ADR	409,402	6,636
Kuaishou Technology (a)(b)	535,700	3,645
Kweichow Moutai Co. Ltd., Class A	31,094	7,569
Meituan, Class B (a)(b)	637,620	6,694
Qifu Technology, Inc. ADR	225,350	3,565
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	66,500	2,727
Shenzhou International Group Holdings Ltd. (a)	390,600	4,007
Tencent Holdings Ltd. (a)	158,800	5,996
Trip.com Group Ltd. ADR (b)	193,246	6,959
Tsingtao Brewery Co. Ltd. (a)	270,000	1,814
Wuliangye Yibin Co. Ltd., Class A	138,200	2,736
		67,282
Hong Kong (2.7%)
AIA Group Ltd.	439,900	3,828
India (26.5%)
Axis Bank Ltd.	440,261	5,827
HDFC Bank Ltd.	569,615	11,663
ICICI Bank Ltd. ADR	342,973	8,177
IndusInd Bank Ltd.	141,058	2,708
Shree Cement Ltd.	3,330	1,146
Titan Co. Ltd.	123,682	5,459
Zomato Ltd. (b)	1,710,718	2,539
		37,519
Korea, Republic of (13.3%)
Coupang, Inc. (b)	516,016	8,354
KakaoBank Corp. (b)	212,189	4,673
NAVER Corp.	32,962	5,703
		18,730
Singapore (3.9%)
Grab Holdings Ltd., Class A (b)	1,631,175	5,497
Super Hi International Holding Ltd. (a)(b)	38,299	51
		5,548
Taiwan (6.5%)
Nien Made Enterprise Co. Ltd.	95,000	1,092
Silergy Corp.	132,000	2,142
Taiwan Semiconductor Manufacturing Co. Ltd.	310,000	5,943
		9,177
Total Common Stocks (Cost $128,185)		142,084
Total Investments (100.5%) (Cost $128,185) (c)(d)		142,084
Liabilities in Excess of Other Assets (–0.5%)		(654)
Net Assets (100.0%)		$141,430

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Security trades on the Hong Kong exchange.

(b)  Non-income producing security.

(c)  The approximate fair value and percentage of net assets, $102,896,000 and 72.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Consolidated Financial Statements.

(d)  At December 31, 2023, the aggregate cost for federal income tax purposes is approximately $137,210,000. The aggregate gross unrealized appreciation is approximately $29,345,000 and the aggregate gross unrealized depreciation is approximately $25,112,000, resulting in net unrealized appreciation of approximately $4,233,000.

ADR  American Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Banks	23.3%
Other*	16.1
Hotels, Restaurants & Leisure	15.4
Interactive Media & Services	10.8
Beverages	9.9
Textiles, Apparel & Luxury Goods	6.6
Real Estate Management & Development	6.3
Broadline Retail	5.9
Semiconductors & Semiconductor Equipment	5.7
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the consolidated financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Asia Opportunity Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $128,185)	$142,084
Foreign Currency, at Value (Cost $342)	342
Receivable for Investments Sold	126
Receivable for Fund Shares Sold	105
Dividends Receivable	28
Receivable from Affiliate	6
Other Assets	58
Total Assets	142,749
Liabilities:
Deferred Capital Gain Country Tax	664
Payable to Bank	256
Payable for Advisory Fees	145
Payable for Fund Shares Redeemed	85
Payable for Custodian Fees	46
Payable for Sub Transfer Agency Fees — Class I	22
Payable for Sub Transfer Agency Fees — Class A	6
Payable for Sub Transfer Agency Fees — Class C	2
Payable for Investments Purchased	25
Payable for Professional Fees	23
Payable for Shareholder Services Fees Class A	5
Payable for Distribution and Shareholder Services Fees Class C	8
Payable for Administration Fees	10
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class R6	—	@
Other Liabilities	21
Total Liabilities	1,319
Net Assets	$141,430
Net Assets Consist of:
Paid-in-Capital	$272,526
Total Accumulated Loss	(131,096)
Net Assets	$141,430
CLASS I:
Net Assets	$99,101
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,472,352
Net Asset Value, Offering and Redemption Price Per Share	$18.11
CLASS A:
Net Assets	$23,418
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,319,261
Net Asset Value, Redemption Price Per Share	$17.75
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.98
Maximum Offering Price Per Share	$18.73
CLASS C:
Net Assets	$9,174
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	544,237
Net Asset Value, Offering and Redemption Price Per Share	$16.86
CLASS R6:
Net Assets	$9,737
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	536,376
Net Asset Value, Offering and Redemption Price Per Share	$18.15

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Asia Opportunity Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2023 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $214 of Foreign Taxes Withheld)	$2,361
Dividends from Security of Affiliated Issuer (Note G)	252
Income from Securities Loaned — Net	41
Total Investment Income	2,654
Expenses:
Advisory Fees (Note B)	1,607
Professional Fees	229
Shareholder Services Fees — Class A (Note D)	74
Distribution and Shareholder Services Fees — Class C (Note D)	121
Custodian Fees (Note F)	165
Administration Fees (Note C)	161
Sub Transfer Agency Fees — Class I	105
Sub Transfer Agency Fees — Class A	32
Sub Transfer Agency Fees — Class C	9
Registration Fees	65
Transfer Agency Fees — Class I (Note E)	7
Transfer Agency Fees — Class A (Note E)	7
Transfer Agency Fees — Class C (Note E)	6
Transfer Agency Fees — Class R6 (Note E)	3
Shareholder Reporting Fees	16
Directors' Fees and Expenses	9
Pricing Fees	3
Other Expenses	38
Total Expenses	2,657
Waiver of Advisory Fees (Note B)	(184)
Reimbursement of Transfer Agency and Sub Transfer Agency Fees (Note B)	(42)
Reimbursement of Class Specific Expenses — Class I (Note B)	(37)
Reimbursement of Class Specific Expenses — Class R6 (Note B)	(3)
Rebate from Morgan Stanley Affiliate (Note G)	(11)
Net Expenses	2,380
Net Investment Income	274
Realized Loss:
Investments Sold (Net of $279 of Capital Gain Country Tax)	(30,056)
Foreign Currency Translation	(78)
Net Realized Loss	(30,134)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $515)	11,802
Foreign Currency Translation	(1)
Net Change in Unrealized Appreciation (Depreciation)	11,801
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(18,333)
Net Decrease in Net Assets Resulting from Operations	$(18,059)

The accompanying notes are an integral part of the consolidated financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Asia Opportunity Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$274	$(230)
Net Realized Loss	(30,134)	(30,944)
Net Change in Unrealized Appreciation (Depreciation)	11,801	(69,156)
Net Decrease in Net Assets Resulting from Operations	(18,059)	(100,330)
Dividends and Distributions to Shareholders:
Class I	(275)	—
Class R6*	(33)	—
Total Dividends and Distributions to Shareholders	(308)	—
Capital Share Transactions, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:(1)
Class I:
Subscribed	57,083	87,996
Distributions Reinvested	272	—
Redeemed	(98,173)	(176,956)
Class A:
Subscribed	8,380	6,972
Redeemed	(11,576)	(39,635)
Class C:
Subscribed	460	3,936
Redeemed	(4,113)	(4,929)
Class R6:*
Subscribed	22	63
Distributions Reinvested	33	—
Redeemed	(82)	(11)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(47,694)	(122,564)
Redemption Fees	1	7
Total Decrease in Net Assets	(66,060)	(222,887)
Net Assets:
Beginning of Period	207,490	430,377
End of Period	$141,430	$207,490
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,873	4,219
Shares Issued on Distributions Reinvested	15	—
Shares Redeemed	(5,320)	(9,141)
Net Decrease in Class I Shares Outstanding	(2,432)	(4,922)
Class A:
Shares Subscribed	435	332
Shares Redeemed	(636)	(1,965)
Net Decrease in Class A Shares Outstanding	(201)	(1,633)
Class C:
Shares Subscribed	25	220
Shares Redeemed	(236)	(265)
Net Decrease in Class C Shares Outstanding	(211)	(45)
Class R6:*
Shares Subscribed	1	4
Shares Issued on Distributions Reinvested	2	—
Shares Redeemed	(4)	(1)
Net Increase (Decrease) in Class R6 Shares Outstanding	(1)	3

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

The accompanying notes are an integral part of the consolidated financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Asia Opportunity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$19.49		$24.99		$31.72		$21.02		$14.53
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	0.05		0.00	(3)	(0.12)		(0.12)		0.02
Net Realized and Unrealized Gain (Loss)	(1.38)		(5.50)		(6.39)		11.16		6.47
Total from Investment Operations	(1.33)		(5.50)		(6.51)		11.04		6.49
Distributions from and/or in Excess of:
Net Investment Income	(0.05)		—		—		—		(0.01)
Net Realized Gain	—		—		(0.22)		(0.34)		—
Total Distributions	(0.05)		—		(0.22)		(0.34)		(0.01)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.01
Net Asset Value, End of Period	$18.11		$19.49		$24.99		$31.72		$21.02
Total Return(4)	(6.83	)%(5)	(22.01)%		(20.52)%		52.53%		44.74%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$99,101		$154,092		$320,534		$366,758		$83,805
Ratio of Expenses Before Expense Limitation	1.22%		1.17%		1.05%		N/A		1.28%
Ratio of Expenses After Expense Limitation	1.07	%(6)(7)	1.10	%(7)	1.05	%(7)	1.06	%(7)	1.08	%(7)
Ratio of Net Investment Income (Loss)	0.25	%(6)(7)	0.01	%(7)	(0.41	)%(7)	(0.48	)%(7)	0.11	%(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.00	%(8)	0.00	%(8)	0.01%		0.02%
Portfolio Turnover Rate	16%		14%		65%		44%		27%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class I shares.

(6)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class I shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.09%	0.23%

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Asia Opportunity Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$19.12		$24.58		$31.29		$20.79		$14.42
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.02)		(0.06)		(0.20)		(0.19)		(0.06)
Net Realized and Unrealized Gain (Loss)	(1.35)		(5.40)		(6.29)		11.03		6.42
Total from Investment Operations	(1.37)		(5.46)		(6.49)		10.84		6.36
Distributions from and/or in Excess of:
Net Realized Gain	—		—		(0.22)		(0.34)		—
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.01
Net Asset Value, End of Period	$17.75		$19.12		$24.58		$31.29		$20.79
Total Return(4)	(7.17	)%(5)	(22.21)%		(20.74)%		52.15%		44.17%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$23,418		$29,072		$77,496		$98,559		$45,111
Ratio of Expenses Before Expense Limitation	1.53%		1.42%		1.32%		N/A		1.56%
Ratio of Expenses After Expense Limitation	1.40	%(6)(7)	1.38	%(7)	1.32	%(7)	1.34	%(7)	1.37	%(7)
Ratio of Net Investment Loss	(0.08	)%(6)(7)	(0.29	)%(7)	(0.69	)%(7)	(0.76	)%(7)	(0.33	)%(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.00	%(8)	0.00	%(8)	0.01%		0.02%
Portfolio Turnover Rate	16%		14%		65%		44%		27%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class A shares.

(6)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class A shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	1.43%	(0.11)%

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Asia Opportunity Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$18.29		$23.69		$30.39		$20.35		$14.21
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.15)		(0.19)		(0.41)		(0.36)		(0.17)
Net Realized and Unrealized Gain (Loss)	(1.28)		(5.21)		(6.07)		10.74		6.30
Total from Investment Operations	(1.43)		(5.40)		(6.48)		10.38		6.13
Distributions from and/or in Excess of:
Net Realized Gain	—		—		(0.22)		(0.34)		—
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.01
Net Asset Value, End of Period	$16.86		$18.29		$23.69		$30.39		$20.35
Total Return(4)	(7.82	)%(5)	(22.79)%		(21.32)%		51.02%		43.21%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,174		$13,816		$18,947		$19,042		$8,445
Ratio of Expenses Before Expense Limitation	2.26%		2.15%		2.05%		N/A		2.33%
Ratio of Expenses After Expense Limitation	2.14	%(6)(7)	2.11	%(7)	2.05	%(7)	2.08	%(7)	2.14	%(7)
Ratio of Net Investment Loss	(0.82	)%(6)(7)	(1.00	)%(7)	(1.41	)%(7)	(1.49	)%(7)	(0.95	)%(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.00	%(8)	0.00	%(8)	0.01%		0.02%
Portfolio Turnover Rate	16%		14%		65%		44%		27%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class C shares.

(6)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class C shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	2.16%	(0.84)%

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Asia Opportunity Portfolio

	Class R6(1)
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(2)		2019(2)
Net Asset Value, Beginning of Period	$19.55		$25.04		$31.76		$21.04		$14.54
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.06		0.01		(0.09)		(0.09)		0.03
Net Realized and Unrealized Gain (Loss)	(1.40)		(5.50)		(6.41)		11.15		6.48
Total from Investment Operations	(1.34)		(5.49)		(6.50)		11.06		6.51
Distributions from and/or in Excess of:
Net Investment Income	(0.06)		—		—		—		(0.02)
Net Realized Gain	—		—		(0.22)		(0.34)		—
Total Distributions	(0.06)		—		(0.22)		(0.34)		(0.02)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	0.01
Net Asset Value, End of Period	$18.15		$19.55		$25.04		$31.76		$21.04
Total Return(5)	(6.80	)%(6)	(21.96)%		(20.46)%		52.58%		44.82%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,737		$10,510		$13,400		$26,707		$21
Ratio of Expenses Before Expense Limitation	1.17%		1.12%		0.98%		1.03%		11.85%
Ratio of Expenses After Expense Limitation	1.02	%(7)(8)	1.05	%(8)	0.98	%(8)	1.01	%(8)	1.03	%(8)
Ratio of Net Investment Income (Loss)	0.29	%(7)(8)	0.06	%(8)	(0.31	)%(8)	(0.32	)%(8)	0.19	%(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.00	%(9)	0.00	%(9)	0.01%		0.02%
Portfolio Turnover Rate	16%		14%		65%		44%		27%

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class R6 shares.

(7)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class R6 shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.04%	0.27%

(8)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(9)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-three separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Consolidated Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying consolidated financial statements relates to the Asia Opportunity Portfolio. The Fund seeks long-term capital appreciation.

The Fund has issued four classes of shares — Class I, Class A, Class C and Class R6. Class C shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, Asia Opportunity Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest in bitcoin indirectly through cash settled futures or indirectly through investments in Grayscale Bitcoin Trust (BTC) ("GBTC"), a privately offered investment vehicle that invests in bitcoin. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of December 31, 2023, the Subsidiary represented 0% of the net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to bitcoin within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained

14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (5) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks	$8,177	$24,871	$—	$33,048
Beverages	—	14,192	—	14,192
Broadline Retail	8,354	—	—	8,354
Construction Materials	—	1,146	—	1,146
Consumer Finance	3,565	—	—	3,565
Food Products	—	4,944	—	4,944
Ground Transportation	5,497	—	—	5,497
Health Care Equipment & Supplies	—	2,727	—	2,727
Hotels, Restaurants & Leisure	6,959	14,923	—	21,882
Household Durables	—	1,092	—	1,092
Insurance	—	3,828	—	3,828
Interactive Media & Services	—	15,344	—	15,344
Real Estate Management & Development	6,636	2,278	—	8,914
Semiconductors & Semiconductor Equipment	—	8,085	—	8,085
Textiles, Apparel & Luxury Goods	—	9,466	—	9,466
Total Common Stocks	$39,188	$102,896	$—	$142,084

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker/dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Consolidated Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

At December 31, 2023, the Fund did not have any outstanding securities on loan.

5.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class C shares and Class R6 shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Consolidated Statements of Changes in Net Assets.

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency, co-transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.80%	0.75%	0.70%

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

For the year ended December 31, 2023, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.70% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.10% for Class I shares, 1.45% for Class A shares, 2.20% for Class C shares and 1.05% for Class R6 shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2023, approximately $184,000 of advisory fees were waived and approximately $40,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

The Adviser agreed to reimburse the Fund for prior years overpayment of transfer agency and sub transfer agency fees. This was reflected as "Reimbursement of Transfer Agency and Sub Transfer Agency Fees" in the Consolidated Statement of Operations.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Consolidated Statement of Operations, amounted to approximately $1,000.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $30,085,000 and $55,646,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2023.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, advisory fees paid were reduced by approximately $11,000 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2023 is as follows:

Affiliated Investment Company	Value December 31, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$3,119	$78,858	$81,977	$252
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2023 (000)
Liquidity Fund	$—	$—	$—

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a RIC and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:	2022 Distributions Paid From:
Ordinary Income (000)	Ordinary Income (000)
$308	$—

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2023.

At December 31, 2023, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$973	$—

At December 31, 2023, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $80,184,000 and $56,078,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2023, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 80.0%.

K. Market Risk and Risks Relating to Certain Financial Instruments:

Bitcoin: The Fund may have exposure to cryptocurrencies indirectly through investments in GBTC, a privately offered investment vehicle that invests in bitcoin. Cryptocurrencies (also referred to as "virtual currencies" and "digital currencies") are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. For example, the bitcoin held by GBTC (and the Fund's indirect exposure to such bitcoin) is also susceptible to these risks. The value of the GBTC investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. The GBTC exposure to cryptocurrency could result in substantial losses to the Fund.

Market: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments, which may in turn impact valuation, the Fund's ability to sell securities and/or its ability to meet redemptions.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders of Asia Opportunity Portfolio
and the Board of Directors of
Morgan Stanley Institutional Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Asia Opportunity Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2023, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the three years in the period then ended, the financial highlights for each of the two years in the period ended December 31, 2020 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2023, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, its consolidated financial highlights for each of the three years in the period then ended and its financial highlights for each of the two years in the period ended December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 29, 2024

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2023. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $798,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $491,000 and has derived net income from sources within foreign countries amounting to approximately $2,577,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fun on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				87

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	88

Formerly, Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994 (Retired December 31, 2023)	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	88	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
1585 Broadway
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

34

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

© 2024 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIASOPPANN
6336788 EXP 02.28.25

Morgan Stanley Institutional Fund, Inc.

Counterpoint
Global Portfolio

Annual Report

December 31, 2023

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Table of Contents (unaudited)

Shareholders' Letter	2
Consolidated Expense Example	3
Investment Overview	4
Consolidated Portfolio of Investments	6
Consolidated Statement of Assets and Liabilities	10
Consolidated Statement of Operations	11
Consolidated Statements of Changes in Net Assets	12
Consolidated Financial Highlights	13
Notes to Consolidated Financial Statements	17
Report of Independent Registered Public Accounting Firm	28
Liquidity Risk Management Program	29
Important Notices	30
U.S. Customer Privacy Notice	31
Directors and Officers Information	34

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 869-6397. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this annual report, in which you will learn how your investment in Counterpoint Global Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2024

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Expense Example (unaudited)

Counterpoint Global Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Actual Ending Account Value 12/31/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Counterpoint Global Portfolio Class I	$1,000.00	$1,101.00	$1,021.37	$4.02	$3.87	0.76%
Counterpoint Global Portfolio Class A	1,000.00	1,098.70	1,019.56	5.92	5.70	1.12
Counterpoint Global Portfolio Class C	1,000.00	1,094.30	1,015.58	10.08	9.70	1.91
Counterpoint Global Portfolio Class R6	1,000.00	1,101.80	1,021.63	3.76	3.62	0.71

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period.

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited)

Counterpoint Global Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 49.06%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI All Country World Net Index (the "Index"), which returned 22.20%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Global equities performed well in 2023, as economies did a better-than-expected job of withstanding the rapid increases in interest rates needed to cool inflation from post-pandemic highs and excitement about artificial intelligence drove a narrow group of mega-cap technology stocks to significantly outperform. While tightening conditions had become a headwind to the eurozone and U.K. economies toward the end of 2023, the widely predicted recessions did not materialize and the U.S. economy remained particularly resilient. Over the year, softening inflation data and relatively tight labor markets allowed central banks to slow and eventually pause interest rate increases, bolstering sentiment that rate hiking cycles were ending and rate cuts would follow. Meanwhile, markets also faced a U.S. regional banking crisis triggered by high interest rates, concerns about the U.S. government's debt levels and budget, a disappointing economic recovery in China and multiple geopolitical flashpoints.

•  Global equities, as measured by the Index, advanced in the 12-month period. All sectors had positive performance, led by information technology, communication services and consumer discretionary. Utilities, consumer staples and health care were the weakest performing sectors in the Index over this period.

•  Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage focused portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund outperformed the Index in this reporting period due to favorable stock selection and sector allocations.

•  Information technology was the greatest contributor to the Fund's relative performance in the period with both stock selection and an average overweight position adding to relative performance. A company that offers a global cloud platform that provides security, performance and reliability services to the applications of its customers was the greatest contributor across the portfolio. Despite facing a tougher demand environment and longer sales cycles, the company's shares performed well based on improving investor sentiment toward the software sector.

•  Stock selection and an average overweight in consumer discretionary contributed to relative performance. A leader in selling used cars online in the United States was the top contributor in the second and second greatest in the portfolio. Its shares advanced as the company reported better-than-expected results characterized by improving profitability, stronger inventory management and better capital structure management following an aggressive debt restructure.

•  Stock selection in financials was another contributor to relative performance. A technology platform specializing in consumer buy-now-pay-later point of sale financing and payment processing was the largest contributor in the sector and third largest in the portfolio. The company reported results that came in ahead of expectations, driven primarily by strong credit execution, including better-than-expected provisioning, as the company continues to proactively manage loan performance in an uncertain and volatile macroeconomic environment.

•  Stock selection in health care was the greatest detractor from relative performance. One of the largest buyers of biopharmaceutical royalties and a leading funder of innovation across academic

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Counterpoint Global Portfolio

institutions, non-profits, biotechnology and pharmaceutical companies was the greatest detractor in the sector and one of greatest across the portfolio. The company reported solid results, but its shares remained pressured due to investors' ongoing concerns around clinical trial results for a few of its partners' new therapies and the impact to potential related royalties.

•  Stock selection in consumer staples was the only other sector-level material detractor from relative performance in this period. A discount retailer that provides various merchandise products across the United States was the main detractor in the sector. Its shares underperformed due to concerns about softer sales trends, weaker near-term profitability and greater inventory shrink. We continued to monitor the company management's progress in restoring the business to prior profitability levels and getting shrink under control.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.

*  Minimum Investment for Class I shares

**  Commenced Operations on June 29, 2018.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and R6 shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI All Country World Net Index(1) and the Lipper Global Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2023 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	49.06%	10.75%	—	6.67%
Fund — Class A Shares w/o sales charges(4)	48.44	10.36	—	6.31
Fund — Class A Shares with maximum 5.25% sales charges(4)	40.59	9.18	—	5.29
Fund — Class C Shares w/o sales charges(4)	47.46	9.52	—	5.50
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	46.46	9.52	—	5.50
Fund — Class R6 Shares w/o sales charges(4)	49.06	10.81	—	6.72
MSCI All Country World Net Index	22.20	11.72	—	8.70
Lipper Global Multi-Cap Growth Funds Index	22.35	11.65	—	8.10

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The MSCI All Country World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Multi-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on June 29, 2018.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Portfolio of Investments

Counterpoint Global Portfolio

	Shares	Value (000)
Common Stocks (93.2%)
Argentina (0.1%)
Globant SA (a)	52	$12
Brazil (0.2%)
B3 SA — Brasil Bolsa Balcao	592	2
NU Holdings Ltd., Class A (a)	2,586	21
Vale SA	69	1
		24
Canada (3.9%)
Brookfield Corp.	221	9
Brookfield Infrastructure Partners LP	192	6
Canada Goose Holdings, Inc. (a)	450	5
Canadian National Railway Co.	336	42
Canadian Pacific Kansas City Ltd.	146	12
Constellation Software, Inc.	13	32
FirstService Corp.	6	1
Lumine Group, Inc. (a)	41	1
Shopify, Inc., Class A (a)	3,407	265
Topicus.com, Inc. (a)	422	29
		402
China (1.1%)
China Resources Mixc Lifestyle Services Ltd. (b)	400	1
Foshan Haitian Flavouring & Food Co. Ltd., Class A	167	1
Greentown Service Group Co. Ltd. (b)	2,000	1
Haidilao International Holding Ltd. (b)	3,000	6
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	700	3
KE Holdings, Inc. ADR	366	6
Kuaishou Technology (a)(b)	500	3
Meituan, Class B (a)(b)	4,220	44
Qifu Technology, Inc. ADR	188	3
Shenzhou International Group Holdings Ltd. (b)	400	4
Tencent Holdings Ltd. (b)	200	8
Trip.com Group Ltd. ADR (a)	956	34
Wuliangye Yibin Co. Ltd., Class A	100	2
		116
Denmark (1.0%)
DSV AS	556	98
Novo Nordisk AS, Class B	76	8
		106
France (2.7%)
Airbus SE	84	13
Christian Dior SE	40	31
EssilorLuxottica SA	21	4
Eurofins Scientific SE	1,817	119
Hermes International	36	76
L'Oreal SA	2	1
LVMH Moet Hennessy Louis Vuitton SE	10	8
Pernod Ricard SA	30	5
Remy Cointreau SA	36	5
Safran SA	49	9
		271
	Shares	Value (000)
Hong Kong (0.1%)
AIA Group Ltd.	1,200	$10
India (1.8%)
Axis Bank Ltd.	708	9
HDFC Bank Ltd. ADR	1,696	114
ICICI Bank Ltd. ADR	1,816	43
IndusInd Bank Ltd.	130	3
Titan Co. Ltd.	250	11
Zomato Ltd. (a)	1,688	3
		183
Israel (2.9%)
Global-e Online Ltd. (a)	6,799	269
Oddity Tech Ltd., Class A (a)	226	11
Wix.com Ltd. (a)	142	17
		297
Italy (0.9%)
Brunello Cucinelli SpA	54	5
Davide Campari-Milano NV	602	7
Ferrari NV	3	1
Moncler SpA	1,250	77
		90
Japan (0.4%)
Keyence Corp.	100	44
Korea, Republic of (1.1%)
Coupang, Inc. (a)	4,897	80
KakaoBank Corp. (a)	509	11
NAVER Corp.	104	18
		109
Netherlands (3.1%)
Adyen NV (a)	193	249
ASML Holding NV	36	27
ASML Holding NV (Registered)	19	14
Basic-Fit NV (a)	923	29
Universal Music Group NV	34	1
		320
Norway (0.0%)‡
AutoStore Holdings Ltd. (a)	768	2
Poland (0.0%)‡
Allegro.eu SA (a)	218	2
Singapore (0.9%)
Grab Holdings Ltd., Class A (a)	24,811	84
Sea Ltd. ADR (a)	147	6
		90
Sweden (0.2%)
Evolution AB	139	17
Vitrolife AB	127	2
		19
Switzerland (0.9%)
Cie Financiere Richemont SA, Class A (Registered)	36	5
Kuehne & Nagel International AG (Registered)	39	13

The accompanying notes are an integral part of the consolidated financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Counterpoint Global Portfolio

	Shares	Value (000)
Switzerland (cont'd)
On Holding AG, Class A (a)	2,001	$54
Straumann Holding AG (Registered)	121	20
		92
Taiwan (0.2%)
Taiwan Semiconductor Manufacturing Co. Ltd.	1,000	19
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	30	3
		22
United Kingdom (3.4%)
Babcock International Group PLC	18,457	93
Deliveroo PLC (a)	1,893	3
Diageo PLC	118	4
Fevertree Drinks PLC	7	—	@
London Stock Exchange Group PLC	114	14
Rentokil Initial PLC	7,158	40
Rightmove PLC	1,103	8
Victoria PLC (a)	47,775	184
		346
United States (68.3%)
10X Genomics, Inc., Class A (a)	729	41
Adobe, Inc. (a)	110	66
Affirm Holdings, Inc. (a)	6,015	296
Agilon Health, Inc. (a)	10,006	126
Airbnb, Inc., Class A (a)	645	88
Alnylam Pharmaceuticals, Inc. (a)	3	1
Altimmune, Inc. (a)	408	5
Amazon.com, Inc. (a)	752	114
American Tower Corp. REIT	109	24
Appian Corp., Class A (a)	1,882	71
Arbutus Biopharma Corp. (a)	8,602	22
ATAI Life Sciences NV (a)	1,058	2
Aurora Innovation, Inc. (a)	20,066	88
Axon Enterprise, Inc. (a)	1	—	@
Ball Corp.	34	2
Beam Therapeutics, Inc. (a)	89	2
Bill Holdings, Inc. (a)	2,158	176
Birkenstock Holding PLC (a)	438	21
Block, Inc., Class A (a)	437	34
Brown & Brown, Inc.	129	9
Cadence Design Systems, Inc. (a)	1	—	@
Cardlytics, Inc. N (a)	267	3
Carvana Co. (a)	4,423	234
Cava Group, Inc. (a)	24	1
Celsius Holdings, Inc. (a)	438	24
Chewy, Inc., Class A (a)	65	2
Cloudflare, Inc., Class A (a)	20,643	1,719
Coinbase Global, Inc., Class A (a)	5	1
Confluent, Inc., Class A (a)	186	4
Copart, Inc. (a)	1	—	@
Cricut, Inc., Class A	15,423	102
Crowdstrike Holdings, Inc., Class A (a)	131	33
Danaher Corp.	145	34
	Shares	Value (000)
Datadog, Inc., Class A (a)	19	$2
Deckers Outdoor Corp. (a)	26	17
Dexcom, Inc. (a)	18	2
Dlocal Ltd. (a)	319	6
Dollar General Corp.	678	92
DoorDash, Inc., Class A (a)	2,198	217
Doximity, Inc., Class A (a)	1,498	42
Duolingo, Inc. (a)	19	4
Ecolab, Inc.	14	3
Endeavor Group Holdings, Inc., Class A	630	15
Estee Lauder Cos., Inc., Class A	1	—	@
Etsy, Inc. (a)	44	4
Eventbrite, Inc., Class A (a)	537	5
Fastenal Co.	1	—	@
Fastly, Inc., Class A (a)	4,578	82
Figs, Inc., Class A (a)	1,239	9
Floor & Decor Holdings, Inc., Class A (a)	1,400	156
Gartner, Inc. (a)	1	—	@
GH Research PLC (a)	183	1
Ginkgo Bioworks Holdings, Inc. (a)	8,481	14
Gitlab, Inc., Class A (a)	1,144	72
HEICO Corp., Class A	1	—	@
Hilton Worldwide Holdings, Inc.	118	22
Home Depot, Inc.	1	—	@
HubSpot, Inc. (a)	92	53
Illumina, Inc. (a)	25	4
Inspire Medical Systems, Inc. (a)	12	2
Installed Building Products, Inc.	34	6
Intellia Therapeutics, Inc. (a)	242	7
Interactive Brokers Group, Inc., Class A	223	19
Intercontinental Exchange, Inc.	411	53
Intuitive Surgical, Inc. (a)	1	—	@
IonQ, Inc. N (a)	51	1
Joby Aviation, Inc. (a)	770	5
Klaviyo, Inc., Class A (a)	96	3
Linde PLC	2	1
Lithia Motors, Inc., Class A	95	31
Lululemon Athletica, Inc. (a)	12	6
Maplebear, Inc. (a)	95	2
Mastercard, Inc., Class A	83	35
MaxCyte, Inc. (a)	1,990	9
McCormick & Co., Inc.	4	—	@
McDonald's Corp.	1	—	@
MercadoLibre, Inc. (a)	139	218
Meta Platforms, Inc., Class A (a)	193	68
MicroStrategy, Inc., Class A (a)	108	68
Moderna, Inc. (a)	1	—	@
MongoDB, Inc. (a)	62	25
MP Materials Corp. (a)	89	2
MSCI, Inc.	2	1
Netflix, Inc. (a)	1	1
Opendoor Technologies, Inc. (a)	1,117	5
Outset Medical, Inc. (a)	167	1

The accompanying notes are an integral part of the consolidated financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Counterpoint Global Portfolio

	Shares	Value (000)
United States (cont'd)
Peloton Interactive, Inc., Class A (a)	13,751	$84
Penumbra, Inc. N (a)	7	2
Pool Corp.	1	—	@
Privia Health Group, Inc. (a)	96	2
Procore Technologies, Inc. (a)	1,026	71
ProKidney Corp. (a)	4,936	9
Recursion Pharmaceuticals, Inc., Class A (a)	269	3
Redfin Corp. (a)	504	5
Restoration Hardware, Inc. (a)	16	5
Rivian Automotive, Inc., Class A (a)	8	—	@
ROBLOX Corp., Class A (a)	4,565	209
Roivant Sciences Ltd. (a)	5,474	62
Rollins, Inc.	1	—	@
Royal Gold, Inc.	176	21
Royalty Pharma PLC, Class A	7,924	223
S&P Global, Inc.	34	15
Salesforce, Inc. (a)	133	35
Samsara, Inc., Class A (a)	3,470	116
Schrodinger, Inc. (a)	64	2
Service Corp. International	1	—	@
ServiceNow, Inc. (a)	159	112
Sherwin-Williams Co.	1	—	@
SilverSun Technologies, Inc.	1,130	19
Snowflake, Inc., Class A (a)	766	152
SomaLogic, Inc. (a)	1,807	5
Spotify Technology SA (a)	390	73
Standard BioTools, Inc. (a)	2,568	6
Starbucks Corp.	1	—	@
Tesla, Inc. (a)	1,607	399
Texas Pacific Land Corp.	2	3
TKO Group Holdings, Inc.	187	15
Toast, Inc., Class A (a)	2,807	51
Tractor Supply Co.	2	—	@
Trade Desk, Inc., Class A (a)	2,022	146
Tyler Technologies, Inc. (a)	1	—	@
Uber Technologies, Inc. (a)	4,556	281
Union Pacific Corp.	16	4
Veeva Systems, Inc., Class A (a)	10	2
Veralto Corp.	31	3
Visa, Inc., Class A	163	42
Walt Disney Co.	454	41
Waste Connections, Inc.	6	1
Watsco, Inc.	1	—	@
Wayfair, Inc., Class A (a)	227	14
XPEL, Inc. (a)	14	1
Zoetis, Inc.	1	—	@
ZoomInfo Technologies, Inc., Class A (a)	1,483	27
Zscaler, Inc. (a)	81	18
		7,015
Total Common Stocks (Cost $6,851)		9,572
	Shares	Value (000)
Preferred Stocks (0.4%)
United States (0.4%)
Databricks, Inc., Series H (a)(c)(d) (acquisition cost — $44; acquired 8/31/21)	594	$42
Databricks, Inc., Series I (a)(c)(d) (acquisition cost — $1; acquired 9/15/23)	19	1
Stripe, Inc., Series I (a)(c)(d) (acquisition cost — $3; acquired 3/17/23)	123	3
Total Preferred Stocks (Cost $48)		46
Investment Company (1.9%)
United States (1.9%)
Grayscale Bitcoin Trust (a) (Cost $190)	5,642	195
	No. of Warrants
Warrants (0.0%)‡
Canada (0.0%)‡
Constellation Software, Inc. expires 3/31/40 (a)	18	—	@
United States (0.0%)‡
Ginkgo Bioworks Holdings, Inc. expires 8/01/26 (a)	261	—	@
SomaLogic, Inc. expires 8/31/26 (a)	96	—	@
		—	@
Total Warrants (Cost $1)		—	@
	Shares
Short-Term Investment (3.7%)
Investment Company (3.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $375)	374,973	375
Total Investments Excluding Purchased Options (99.2%) (Cost $7,465)		10,188
Total Purchased Options Outstanding (0.0%)‡ (Cost $17)		4
Total Investments (99.2%) (Cost $7,482) (e)(f)(g)		10,192
Other Assets in Excess of Liabilities (0.8%)		79
Net Assets (100.0%)		$10,271

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

‡  Amount is less than 0.05%.

@  Value is less than $500.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2023 amounts to approximately $46,000 and represents 0.4% of net assets.

The accompanying notes are an integral part of the consolidated financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Counterpoint Global Portfolio

(d)  At December 31, 2023, the Fund held fair valued securities valued at approximately $46,000, representing 0.4% of net assets. These securities have been fair valued using significant unobservable inputs as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(e)  Securities are available for collateral in connection with purchased options.

(f)  The approximate fair value and percentage of net assets, $1,383,000 and 13.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Consolidated Financial Statements.

(g)  At December 31, 2023, the aggregate cost for federal income tax purposes is approximately $8,999,000. The aggregate gross unrealized appreciation is approximately $3,214,000 and the aggregate gross unrealized depreciation is approximately $1,994,000, resulting in net unrealized appreciation of approximately $1,220,000.

ADR  American Depositary Receipt.

REIT  Real Estate Investment Trust.

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2023:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)		Premiums Paid (000)	Unrealized Depreciation (000)
JPMorgan Chase Bank NA	USD/CNH	CNH	7.43	Jan-24	1,001,997	$1,002	$—	@	$5	$(5)
JPMorgan Chase Bank NA	USD/CNH	CNH	7.57	May-24	1,505,000	1,505	2		6	(4)
JPMorgan Chase Bank NA	USD/CNH	CNH	7.79	Aug-24	1,505,059	1,505	2		6	(4)
							$4		$17	$(13)

@    Value is less than $500.

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Other*	53.0%
Information Technology Services	22.4
Software	10.9
Financial Services	7.1
Broadline Retail	6.6
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the consolidated financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Counterpoint Global Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $7,107)	$9,817
Investment in Security of Affiliated Issuer, at Value (Cost $375)	375
Total Investments in Securities, at Value (Cost $7,482)	10,192
Foreign Currency, at Value (Cost $26)	26
Cash	—	@
Due from Adviser	112
Receivable for Investments Sold	23
Tax Reclaim Receivable	1
Dividends Receivable	1
Receivable from Affiliate	1
Other Assets	26
Total Assets	10,382
Liabilities:
Payable for Custodian Fees	30
Payable for Investments Purchased	24
Payable for Professional Fees	23
Payable for Administration Fees	1
Deferred Capital Gain Country Tax	1
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class R6	—	@
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	32
Total Liabilities	111
Net Assets	$10,271
Net Assets Consist of:
Paid-in-Capital	$13,903
Total Accumulated Loss	(3,632)
Net Assets	$10,271
CLASS I:
Net Assets	$9,491
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	853,150
Net Asset Value, Offering and Redemption Price Per Share	$11.12
CLASS A:
Net Assets	$665
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	60,968
Net Asset Value, Redemption Price Per Share	$10.91
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.60
Maximum Offering Price Per Share	$11.51
CLASS C:
Net Assets	$101
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	9,684
Net Asset Value, Offering and Redemption Price Per Share	$10.44
CLASS R6:
Net Assets	$14
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,267
Net Asset Value, Offering and Redemption Price Per Share	$11.15

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Counterpoint Global Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2023 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $3 of Foreign Taxes Withheld)	$46
Dividends from Security of Affiliated Issuer (Note G)	12
Total Investment Income	58
Expenses:
Professional Fees	166
Custodian Fees (Note F)	132
Advisory Fees (Note B)	71
Registration Fees	63
Shareholder Reporting Fees	20
Pricing Fees	16
Transfer Agency Fees — Class I (Note E)	4
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class R6 (Note E)	3
Administration Fees (Note C)	7
Shareholder Services Fees — Class A (Note D)	2
Distribution and Shareholder Services Fees — Class C (Note D)	1
Directors' Fees and Expenses	2
Sub Transfer Agency Fees — Class I	1
Sub Transfer Agency Fees — Class A	1
Sub Transfer Agency Fees — Class C	— @
Other Expenses	19
Total Expenses	514
Expenses Reimbursed by Adviser (Note B)	(336)
Waiver of Advisory Fees (Note B)	(71)
Reimbursement of Transfer Agency and Sub Transfer Agency Fees (Note B)	(13)
Reimbursement of Class Specific Expenses — Class I (Note B)	(1)
Reimbursement of Class Specific Expenses — Class A (Note B)	(3)
Reimbursement of Class Specific Expenses — Class C (Note B)	(3)
Reimbursement of Class Specific Expenses — Class R6 (Note B)	(3)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	84
Net Investment Loss	(26)
Realized Gain (Loss):
Investments Sold (Net of $—@ of Capital Gain Country Tax)	(126)
Foreign Currency Translation	1
Net Realized Loss	(125)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $1)	3,622
Foreign Currency Translation	— @
Net Change in Unrealized Appreciation (Depreciation)	3,622
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	3,497
Net Increase in Net Assets Resulting from Operations	$3,471

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Counterpoint Global Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(26)	$(90)
Net Realized Loss	(125)	(5,587)
Net Change in Unrealized Appreciation (Depreciation)	3,622	(6,479)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,471	(12,156)
Capital Share Transactions:(1)
Class I:
Subscribed	88	1,364
Redeemed	(475)	(9,746)
Class A:
Subscribed	85	1,344
Redeemed	(160)	(3,101)
Class C:
Subscribed	43	—
Redeemed	(38)	(34)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(457)	(10,173)
Total Increase (Decrease) in Net Assets	3,014	(22,329)
Net Assets:
Beginning of Period	7,257	29,586
End of Period	$10,271	$7,257
(1) Capital Share Transactions:
Class I:
Shares Subscribed	9	129
Shares Redeemed	(51)	(917)
Net Decrease in Class I Shares Outstanding	(42)	(788)
Class A:
Shares Subscribed	10	136
Shares Redeemed	(17)	(305)
Net Decrease in Class A Shares Outstanding	(7)	(169)
Class C:
Shares Subscribed	5	—
Shares Redeemed	(4)	(3)
Net Increase (Decrease) in Class C Shares Outstanding	1	(3)

The accompanying notes are an integral part of the consolidated financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Counterpoint Global Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$7.46		$15.33		$19.01		$11.32		$8.46
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.02)		(0.07)		(0.16)		(0.11)		(0.03)
Net Realized and Unrealized Gain (Loss)	3.68		(7.80)		(0.01)		8.34		2.89
Total from Investment Operations	3.66		(7.87)		(0.17)		8.23		2.86
Distributions from and/or in Excess of:
Net Realized Gain	—		—		(3.51)		(0.54)		—
Net Asset Value, End of Period	$11.12		$7.46		$15.33		$19.01		$11.32
Total Return(3)	49.06	%(4)	(51.34)%		(0.58)%		72.70%		33.81%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,491		$6,681		$25,794		$23,717		$10,097
Ratio of Expenses Before Expense Limitation	5.63%		4.57%		2.39%		3.29%		5.22%
Ratio of Expenses After Expense Limitation	0.89	%(5)(6)	1.06	%(6)	1.05	%(6)	1.04	%(6)	1.03	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.05	%(6)	N/A		N/A		N/A
Ratio of Net Investment Loss	(0.25	)%(5)(6)	(0.67	)%(6)	(0.76	)%(6)	(0.79	)%(6)	(0.25	)%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.00	%(7)	0.00	%(7)	0.01%		0.01%
Portfolio Turnover Rate	55%		59%		68%		116%		67%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.26% for Class I shares due to the reimbursement of transfer agency and sub transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class I shares would have been 48.80%. Refer to Note B in the Notes to Consolidated Financial Statements.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment loss, would have been as follows for Class I shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	1.04%	(0.40)%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Counterpoint Global Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$7.35		$15.14		$18.89		$11.28		$8.47
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.06)		(0.10)		(0.23)		(0.19)		(0.06)
Net Realized and Unrealized Gain (Loss)	3.62		(7.69)		(0.01)		8.34		2.87
Total from Investment Operations	3.56		(7.79)		(0.24)		8.15		2.81
Distributions from and/or in Excess of:
Net Realized Gain	—		—		(3.51)		(0.54)		—
Net Asset Value, End of Period	$10.91		$7.35		$15.14		$18.89		$11.28
Total Return(3)	48.44	%(4)	(51.45)%		(0.95)%		72.25%		33.18%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$665		$502		$3,598		$696		$15
Ratio of Expenses Before Expense Limitation	6.49%		5.11%		2.89%		4.61%		23.73%
Ratio of Expenses After Expense Limitation	1.25	%(5)(6)	1.41	%(6)	1.40	%(6)	1.39	%(6)	1.39	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.40	%(6)	N/A		N/A		N/A
Ratio of Net Investment Loss	(0.61	)%(5)(6)	(1.02	)%(6)	(1.12	)%(6)	(1.16	)%(6)	(0.62	)%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.00	%(7)	0.00	%(7)	0.01%		0.01%
Portfolio Turnover Rate	55%		59%		68%		116%		67%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.14% for Class A shares due to the reimbursement of transfer agency and sub transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class A shares would have been 48.30%. Refer to Note B in the Notes to Consolidated Financial Statements.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment loss, would have been as follows for Class A shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	1.39%	(0.75)%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Counterpoint Global Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$7.09		$14.71		$18.60		$11.20		$8.47
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.12)		(0.16)		(0.38)		(0.27)		(0.14)
Net Realized and Unrealized Gain (Loss)	3.47		(7.46)		0.00	(3)	8.21		2.87
Total from Investment Operations	3.35		(7.62)		(0.38)		7.94		2.73
Distributions from and/or in Excess of:
Net Realized Gain	—		—		(3.51)		(0.54)		—
Net Asset Value, End of Period	$10.44		$7.09		$14.71		$18.60		$11.20
Total Return(4)	47.46	%(5)	(51.87)%		(1.73)%		70.89%		32.23%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$101		$65		$175		$27		$11
Ratio of Expenses Before Expense Limitation	9.25%		8.47%		6.40%		18.57%		24.53%
Ratio of Expenses After Expense Limitation	2.02	%(6)(7)	2.16	%(7)	2.15	%(7)	2.14	%(7)	2.14	%(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		2.15	%(7)	N/A		N/A		N/A
Ratio of Net Investment Loss	(1.37	)%(6)(7)	(1.77	)%(7)	(1.93	)%(7)	(1.90	)%(7)	(1.37	)%(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.00	%(8)	0.00	%(8)	0.01%		0.01%
Portfolio Turnover Rate	55%		59%		68%		116%		67%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.28% for Class C shares due to the reimbursement of transfer agency and sub transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class C shares would have been 47.18%. Refer to Note B in the Notes to Consolidated Financial Statements.

(6)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment loss, would have been as follows for Class C shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	2.14%	(1.49)%

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Counterpoint Global Portfolio

	Class R6(1)
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(2)		2019(2)
Net Asset Value, Beginning of Period	$7.48		$15.35		$19.03		$11.32		$8.46
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.02)		(0.06)		(0.15)		(0.10)		(0.02)
Net Realized and Unrealized Gain (Loss)	3.69		(7.81)		(0.02)		8.35		2.88
Total from Investment Operations	3.67		(7.87)		(0.17)		8.25		2.86
Distributions from and/or in Excess of:
Net Realized Gain	—		—		(3.51)		(0.54)		—
Net Asset Value, End of Period	$11.15		$7.48		$15.35		$19.03		$11.32
Total Return(4)	49.06	%(5)	(51.27)%		(0.59)%		72.88%		33.81%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$14		$9		$19		$20		$11
Ratio of Expenses Before Expense Limitation	26.73%		20.79%		12.66%		19.31%		23.44%
Ratio of Expenses After Expense Limitation	0.84	%(6)(7)	1.01	%(7)	1.00	%(7)	0.99	%(7)	0.99	%(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.00	%(7)	N/A		N/A		N/A
Ratio of Net Investment Loss	(0.21	)%(6)(7)	(0.62	)%(7)	(0.71	)%(7)	(0.74	)%(7)	(0.22	)%(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01%		0.01%
Portfolio Turnover Rate	55%		59%		68%		116%		67%

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.13% for Class R6 shares due to the reimbursement of transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class R6 shares would have been 48.93%. Refer to Note B in the Notes to Consolidated Financial Statements.

(6)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment loss, would have been as follows for Class R6 shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	1.00%	(0.37)%

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Amount is less than 0.005%.
The accompanying notes are an integral part of the consolidated financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-three separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Consolidated Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying consolidated financial statements relates to the Counterpoint Global Portfolio. The Fund seeks long-term capital appreciation.

The Fund has issued four classes of shares — Class I, Class A, Class C and Class R6. Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, Counterpoint Global Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest in bitcoin indirectly through cash settled futures or indirectly through investments in Grayscale Bitcoin Trust (BTC) ("GBTC"), a privately offered investment vehicle that invests in bitcoin. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of December 31, 2023, the Subsidiary represented approximately $201,000 or approximately 1.96% of the net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to bitcoin within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

In June 2022, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions ("ASU 2022-03"), which clarifies the guidance in ASC Topic No. 820 on the fair value measurement of an equity security that is subject to a contractual sale restriction and introduces new disclosures related to such equity security. ASU 2022-03 clarifies that a contractual sale restriction prohibiting the sale of an equity security is a characteristic of the reporting entity holding the equity security and is not included in the equity security's unit of account. Accordingly, an entity should not consider the contractual sale restriction when measuring the equity security's fair value (i.e., the entity should not apply a discount related to the contractual sale restriction, as stated in ASC 820-10-35-36B as amended by ASU 2022-03). In addition, ASU 2022-03 prohibits an entity from recognizing a contractual sale restriction as a separate unit of account. The new guidance is effective for public companies with annual reporting periods in fiscal years beginning after December 15, 2023, and interim periods in the following year, with early adoption permitted. An investment company that holds equity securities that are subject to contractual sale restrictions executed before the date at which the investment company first adopts ASU 2022-03 shall continue to account for that equity security using the accounting policy applied before the adoption of ASU 2022-03 until the contractual sale restriction expires or is modified.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a reputable broker/dealer or valued by a pricing service/vendor; (4) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (5) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (6) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

2.  Fair Value Measurement: FASB ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)		Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$—		$115	$—	$115
Air Freight & Logistics	—		98	—	98
Automobile Components	1		—	—	1
Automobiles	400		—	—	400
Banks	178		23	—	201
Beverages	24		23	—	47
Biotechnology	111		2	—	113
Broadline Retail	685		2	—	687
Capital Markets	98		16	—	114
Chemicals	18		—	—	18
Commercial Services & Supplies	4		40	—	44
Consumer Finance	3		—	—	3
Consumer Staples Distribution & Retail	94		—	—	94
Containers & Packaging	2		—	—	2
Distributors	—	@	—	—	—
Diversified Consumer Services	4		—	—	4
Electronic Equipment, Instruments & Components	—		44	—	44
Entertainment	360		1	—	361
Financial Services	464		249	—	713
Food Products	—		4	—	4
Ground Transportation	423		—	—	423
Health Care Equipment & Supplies	7		24	—	31
Health Care Providers & Services	128		—	—	128
Health Care Technology	46		—	—	46
Hotels, Restaurants & Leisure	362		102	—	464
Household Durables	108		184	—	292
Information Technology Services	2,272		—	—	2,272
Insurance	9		10	—	19
Interactive Media & Services	100		37	—	137
Leisure Products	84		—	—	84
Life Sciences Tools & Services	99		119	—	218
Machinery	—		2	—	2
Marine Transportation	—		13	—	13
Media	149		—	—	149
Metals & Mining	23		1	—	24
Multi-Utilities	6		—	—	6
Oil, Gas & Consumable Fuels	3		—	—	3
Passenger Airlines	5		—	—	5
Personal Care Products	11		1	—	12
Pharmaceuticals	226		8	—	234
Real Estate Management & Development	17		2	—	19

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)		Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Semiconductors & Semiconductor Equipment	$17		$46		$—	$63
Software	1,069		—		—	1,069
Specialized REITs	24		—		—	24
Specialty Retail	442		—		—	442
Tech Hardware, Storage & Peripherals	1		—		—	1
Textiles, Apparel & Luxury Goods	112		217		—	329
Trading Companies & Distributors	—	@	—		—	—	@
Total Common Stocks	8,189		1,383		—	9,572
Preferred Stocks
Financial Services	—		—		3	3
Software	—		—		43	43
Total Preferred Stocks	—		—		46	46
Investment Company	195		—		—	195
Warrants	—		—	@	—	—	@
Call Options Purchased	—		4		—	4
Short-Term Investment
Investment Company	375		—		—	375
Total Assets	$8,759		$1,387		$46	$10,192

@  Value is less than $500.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Stocks (000)
Beginning Balance	$33
Purchases	4
Sales	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	9
Realized gains (losses)	—
Ending Balance	$46
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2023	$9

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2023. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The Fund calculated the weighted averages of the unobservable inputs relative to each investment's fair value as of December 31, 2023:

	Fair Value at December 31, 2023 (000)	Valuation Technique	Unobservable Input	Amount*	Impact to Valuation from an Increase in Input**
Preferred Stocks	$46	Market Transaction Method	Transaction Price	$71.38	Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	17.5%	Decrease
			Perpetual Growth Rate	3.5%	Increase
		Market Comparable Companies	Enterprise Value/ Revenue	9.0x	Increase
			Discount for Lack of Marketability	12.0%	Decrease

*  Amount is indicative of the weighted average.

**  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency ex-change risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Consolidated Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund writes an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2023:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$4	(a)

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2023 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(12	)(a)

(a) Amounts are included in Realized Gain (Loss) on Investments Sold in the Consolidated Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(9	)(a)

(a) Amounts are included in Change in Unrealized Appreciation (Depreciation) on Investments in the Consolidated Statement of Operations.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

At December 31, 2023, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives	Assets(b) (000)		Liabilities(b) (000)
Purchased Options	$4	(a)	$—

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(b) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2023:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities(a) (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
JPMorgan Chase Bank NA	$4	$—	$—	$4

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

For the year ended December 31, 2023, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	4,139,000

5.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Consolidated Portfolio of Investments.

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency, co-transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.80%	0.75%

For the year ended December 31, 2023, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares, 1.40% for Class A shares, 2.15% for Class C shares and 1.00% for Class R6 shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2023, approximately $71,000 of advisory fees were waived and approximately $346,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

The Adviser agreed to reimburse the Fund for prior years overpayment of transfer agency and sub transfer agency fees. This was reflected as "Reimbursement of Transfer Agency and Sub Transfer Agency Fees" in the Consolidated Statement of Operations.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Consolidated Statement of Operations, amounted to less than $500.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $4,748,000 and $5,331,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2023.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2023 is as follows:

Affiliated Investment Company	Value December 31, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$287	$2,326	$2,238	$12
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2023 (000)
Liquidity Fund	$—	$—	$375

During the year ended December 31, 2023, the Fund incurred less than $500 in brokerage commissions with Morgan Stanley & Co. LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a RIC and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. There were no distributions paid during fiscal years 2023 and 2022.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2023:

Total Accumulated Loss (000)	Paid-in- Capital (000)
$66	$(66)

At December 31, 2023, the Fund had no distributable earnings on a tax basis.

At December 31, 2023, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $3,067,000 and $1,749,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2023, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 68.6%.

K. Market Risk and Risks Relating to Certain Financial Instruments:
Bitcoin: The Fund may have exposure to cryptocurrencies indirectly through investments in GBTC, a privately offered investment vehicle that invests in bitcoin. Cryptocurrencies (also referred to as "virtual currencies" and "digital currencies") are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. For example, the bitcoin held by GBTC (and the Fund's indirect exposure to such bitcoin) is also susceptible to these risks. The value of the GBTC investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. The GBTC exposure to cryptocurrency could result in substantial losses to the Fund.

Market: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments, which may in turn impact valuation, the Fund's ability to sell securities and/or its ability to meet redemptions.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders of Counterpoint Global Portfolio
and the Board of Directors of
Morgan Stanley Institutional Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Counterpoint Global Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2023, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the three years in the period then ended, the financial highlights for each of the two years in the period ended December 31, 2020 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2023, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, its consolidated financial highlights for each of the three years in the period then ended and its financial highlights for each of the two years in the period ended December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 29, 2024

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fun on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				87

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	88

Formerly, Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994 (Retired December 31, 2023)	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	88	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
1585 Broadway
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

39

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

© 2024 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGCPTANN
6336957 EXP 02.28.25

Morgan Stanley Institutional Fund, Inc.

Developing Opportunity Portfolio

Annual Report

December 31, 2023

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Table of Contents (unaudited)

Shareholders' Letter	2
Consolidated Expense Example	3
Investment Overview	4
Consolidated Portfolio of Investments	6
Consolidated Statement of Assets and Liabilities	7
Consolidated Statement of Operations	8
Consolidated Statements of Changes in Net Assets	9
Consolidated Financial Highlights	10
Notes to Consolidated Financial Statements	14
Report of Independent Registered Public Accounting Firm	21
Liquidity Risk Management Program	22
Important Notices	23
U.S. Customer Privacy Notice	24
Directors and Officers Information	27

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 869-6397. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this annual report, in which you will learn how your investment in Developing Opportunity Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2024

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Expense Example (unaudited)

Developing Opportunity Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Actual Ending Account Value 12/31/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Developing Opportunity Portfolio Class I	$1,000.00	$1,017.60	$1,019.86	$5.39	$5.40	1.06%
Developing Opportunity Portfolio Class A	1,000.00	1,015.40	1,018.15	7.11	7.12	1.40
Developing Opportunity Portfolio Class C	1,000.00	1,011.00	1,014.27	11.00	11.02	2.17
Developing Opportunity Portfolio Class R6	1,000.00	1,017.60	1,020.27	4.98	4.99	0.98

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period.

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited)

Developing Opportunity Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 5.36%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI Emerging Markets Net Index (the "Index"), which returned 9.83%.

Factors Affecting Performance

•  Emerging market equities advanced during the 12-month period ended December 31, 2023. The move was driven by signs of moderating inflation and optimism that interest rates may have peaked with central banks expected to lower interest rates in 2024.

•  Our team remained focused on assessing company prospects over a longer-term period of five to ten years, and owning a portfolio of high quality companies with diverse business drivers not tied to a particular market environment.

•  The team manages focused portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. Our longer-term focus results in lower turnover than many of our peers. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process. For the 12-month period, the Fund underperformed the Index due to unfavorable sector allocation despite favorable stock selection.

•  The main detractors from relative performance were a sector overweight allocation to consumer discretionary, stock selection in consumer staples and a sector underweight allocation to information technology.

•  The top contributors to the Fund's relative performance were stock selection in consumer discretionary, financials and real estate.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. The Fund seeks long-term capital appreciation by investing primarily in high quality companies located or operating in developing or emerging market countries, with capitalizations within the range of companies in the MSCI Emerging Markets Net Index. To achieve its objective, the investment team typically favors companies it believes have sustainable competitive advantages that can be monetized through growth. The investment process integrates analysis of sustainability with respect to disruptive change, financial strength, environmental and social externalities and governance (also referred to as ESG).

•  At the close of the period, consumer discretionary represented the largest sector weight in the portfolio, followed by financials and information technology. Our bottom-up investment process resulted in sector overweight positions in consumer discretionary, financials, real estate, consumer staples, and underweight positions in communications services, industrials, utilities, health care, materials, energy and information technology. The Fund had no holdings in energy and utilities at the end of the reporting period.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Developing Opportunity Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on February 14, 2020.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and R6 shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI Emerging Markets Net Index(1) and the Lipper Emerging Markets Funds Index(2)

	Period Ended December 31, 2023 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	5.36%	—	—	–3.67%
Fund — Class A Shares w/o sales charges(4)	4.91	—	—	–3.96
Fund — Class A Shares with maximum 5.25% sales charges(4)	–0.58	—	—	–5.27
Fund — Class C Shares w/o sales charges(4)	4.15	—	—	–4.72
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	3.15	—	—	–4.72
Fund — Class R6 Shares w/o sales charges(4)	5.35	—	—	–3.61
MSCI Emerging Markets Net Index	9.83	—	—	0.49
Lipper Emerging Markets Funds Index	13.10	—	—	1.29

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The MSCI Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index currently consists of 24 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Emerging Markets Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on February 14, 2020.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Portfolio of Investments

Developing Opportunity Portfolio

	Shares	Value (000)
Common Stocks (100.0%)
Argentina (3.1%)
Globant SA (a)	4,526	$1,077
Brazil (6.8%)
B3 SA — Brasil Bolsa Balcao	288,885	864
NU Holdings Ltd., Class A (a)	184,327	1,536
		2,400
China (35.2%)
China Resources Beer Holdings Co. Ltd. (b)	92,000	404
China Resources Mixc Lifestyle Services Ltd. (b)	107,800	384
Haidilao International Holding Ltd. (b)	567,000	1,058
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	152,500	575
KE Holdings, Inc. ADR	79,226	1,284
Kuaishou Technology (a)(b)	93,200	634
Kweichow Moutai Co. Ltd., Class A	6,389	1,555
Meituan, Class B (a)(b)	149,880	1,574
Qifu Technology, Inc. ADR	36,662	580
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	10,700	439
Shenzhou International Group Holdings Ltd. (b)	74,300	762
Tencent Holdings Ltd. (b)	28,200	1,065
Trip.com Group Ltd. ADR (a)	44,703	1,610
Wuliangye Yibin Co. Ltd., Class A	24,700	489
		12,413
India (24.3%)
Axis Bank Ltd.	98,554	1,304
HDFC Bank Ltd.	129,659	2,655
ICICI Bank Ltd. ADR	74,782	1,783
IndusInd Bank Ltd.	33,284	639
Shree Cement Ltd.	834	287
Titan Co. Ltd.	29,051	1,282
Zomato Ltd. (a)	412,046	612
		8,562
Korea, Republic of (12.4%)
Coupang, Inc. (a)	126,217	2,044
KakaoBank Corp. (a)	42,386	933
NAVER Corp.	8,057	1,394
		4,371
Singapore (3.7%)
Grab Holdings Ltd., Class A (a)	386,266	1,302
Super Hi International Holding Ltd. (a)(b)	5,000	6
		1,308
Taiwan (6.2%)
Nien Made Enterprise Co. Ltd.	15,000	172
Silergy Corp.	33,000	536
Taiwan Semiconductor Manufacturing Co. Ltd.	78,000	1,495
		2,203
	Shares	Value (000)
United States (8.3%)
MercadoLibre, Inc. (a)	1,860	$2,923
Total Common Stocks (Cost $31,414)		35,257
Short-Term Investment (0.3%)
Investment Company (0.3%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $95)	95,337	95
Total Investments (100.3%) (Cost $31,509) (c)(d)		35,352
Liabilities in Excess of Other Assets (– 0.3%)		(117)
Net Assets (100.0%)		$35,235

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  The approximate fair value and percentage of net assets, $21,118,000 and 59.9%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Consolidated Financial Statements.

(d)  At December 31, 2023, the aggregate cost for federal income tax purposes is approximately $37,230,000. The aggregate gross unrealized appreciation is approximately $7,012,000 and the aggregate gross unrealized depreciation is approximately $9,039,000, resulting in net unrealized depreciation of approximately $2,027,000.

ADR  American Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Banks	25.1%
Other*	19.8
Broadline Retail	14.1
Hotels, Restaurants & Leisure	13.8
Interactive Media & Services	8.8
Beverages	6.9
Textiles, Apparel & Luxury Goods	5.8
Semiconductors & Semiconductor Equipment	5.7
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the consolidated financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Developing Opportunity Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $31,414)	$35,257
Investment in Security of Affiliated Issuer, at Value (Cost $95)	95
Total Investments in Securities, at Value (Cost $31,509)	35,352
Foreign Currency, at Value (Cost $83)	83
Cash	1
Receivable for Investments Sold	170
Dividends Receivable	31
Receivable for Fund Shares Sold	4
Due from Adviser	2
Receivable from Affiliate	2
Other Assets	51
Total Assets	35,696
Liabilities:
Deferred Capital Gain Country Tax	153
Payable for Fund Shares Redeemed	123
Payable for Investments Purchased	113
Payable for Professional Fees	20
Payable for Custodian Fees	17
Payable for Sub Transfer Agency Fees — Class I	14
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class C	1
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class C	3
Payable for Administration Fees	2
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class R6	—	@
Other Liabilities	13
Total Liabilities	461
Net Assets	$35,235
Net Assets Consist of:
Paid-in-Capital	$115,253
Total Accumulated Loss	(80,018)
Net Assets	$35,235
CLASS I:
Net Assets	$26,984
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,120,831
Net Asset Value, Offering and Redemption Price Per Share	$8.65
CLASS A:
Net Assets	$4,981
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	582,814
Net Asset Value, Redemption Price Per Share	$8.55
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.47
Maximum Offering Price Per Share	$9.02
CLASS C:
Net Assets	$3,260
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	393,021
Net Asset Value, Offering and Redemption Price Per Share	$8.29
CLASS R6:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,115
Net Asset Value, Offering and Redemption Price Per Share	$8.67

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Developing Opportunity Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2023 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $56 of Foreign Taxes Withheld)	$560
Dividends from Security of Affiliated Issuer (Note G)	38
Total Investment Income	598
Expenses:
Advisory Fees (Note B)	500
Professional Fees	167
Registration Fees	61
Custodian Fees (Note F)	60
Shareholder Services Fees — Class A (Note D)	13
Distribution and Shareholder Services Fees — Class C (Note D)	38
Sub Transfer Agency Fees — Class I	44
Sub Transfer Agency Fees — Class A	4
Sub Transfer Agency Fees — Class C	3
Administration Fees (Note C)	44
Shareholder Reporting Fees	15
Transfer Agency Fees — Class I (Note E)	5
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class R6 (Note E)	2
Directors' Fees and Expenses	7
Pricing Fees	3
Other Expenses	26
Total Expenses	998
Waiver of Advisory Fees (Note B)	(272)
Reimbursement of Class Specific Expenses — Class I (Note B)	(26)
Reimbursement of Class Specific Expenses — Class C (Note B)	(— @)
Reimbursement of Class Specific Expenses — Class R6 (Note B)	(2)
Reimbursement of Transfer Agency and Sub Transfer Agency Fees (Note B)	(18)
Rebate from Morgan Stanley Affiliate (Note G)	(2)
Net Expenses	678
Net Investment Loss	(80)
Realized Loss:
Investments Sold (Net of $37 of Capital Gain Country Tax)	(7,983)
Foreign Currency Translation	(30)
Net Realized Loss	(8,013)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $143)	11,309
Foreign Currency Translation	(— @)
Net Change in Unrealized Appreciation (Depreciation)	11,309
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	3,296
Net Increase in Net Assets Resulting from Operations	$3,216

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Developing Opportunity Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(80)	$(571)
Net Realized Loss	(8,013)	(42,494)
Net Change in Unrealized Appreciation (Depreciation)	11,309	(19,376)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,216	(62,441)
Capital Share Transactions:(1)
Class I:
Subscribed	4,936	55,026
Redeemed	(46,845)	(129,518)
Class A:
Subscribed	1,028	2,262
Redeemed	(1,334)	(5,690)
Class C:
Subscribed	51	974
Redeemed	(1,021)	(1,754)
Class R6:*
Subscribed	1	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(43,184)	(78,700)
Redemption Fees	6	6
Total Decrease in Net Assets	(39,962)	(141,135)
Net Assets:
Beginning of Period	75,197	216,332
End of Period	$35,235	$75,197
(1) Capital Share Transactions:
Class I:
Shares Subscribed	578	5,776
Shares Redeemed	(5,498)	(14,479)
Net Decrease in Class I Shares Outstanding	(4,920)	(8,703)
Class A:
Shares Subscribed	121	252
Shares Redeemed	(159)	(652)
Net Decrease in Class A Shares Outstanding	(38)	(400)
Class C:
Shares Subscribed	6	116
Shares Redeemed	(125)	(203)
Net Decrease in Class C Shares Outstanding	(119)	(87)
Class R6:*
Shares Subscribed	— @@	—

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the consolidated financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Developing Opportunity Portfolio

	Class I
	Year Ended December 31,						Period from February 14, 2020(1) to
Selected Per Share Data and Ratios	2023		2022		2021		December 31, 2020(2)
Net Asset Value, Beginning of Period	$8.21		$11.79		$14.50		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.00	)(4)	(0.04)		(0.10)		(0.10)
Net Realized and Unrealized Gain (Loss)	0.44		(3.54)		(2.61)		4.60
Total from Investment Operations	0.44		(3.58)		(2.71)		4.50
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$8.65		$8.21		$11.79		$14.50
Total Return(5)	5.36	%(6)	(30.36)%		(18.69)%		45.00	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$26,984		$66,056		$197,435		$234,923
Ratio of Expenses Before Expense Limitation	1.69%		1.45%		1.23%		1.41	%(8)
Ratio of Expenses After Expense Limitation	1.12	%(9)(10)	1.15	%(10)	1.15	%(10)	1.14	%(8)(10)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.15	%(10)	N/A		N/A
Ratio of Net Investment Loss	(0.04	)%(9)(10)	(0.42	)%(10)	(0.73	)%(10)	(0.87	)%(8)(10)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(11)	0.00	%(11)	0.00	%(11)	0.01	%(8)
Portfolio Turnover Rate	15%		31%		64%		18	%(7)

(1)  Commencement of Operations.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class I shares.

(7)  Not annualized.

(8)  Annualized.

(9)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class I shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	1.15%	(0.07)%

(10)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(11)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Developing Opportunity Portfolio

	Class A
	Year Ended December 31,						Period from February 14, 2020(1) to
Selected Per Share Data and Ratios	2023		2022		2021		December 31, 2020(2)
Net Asset Value, Beginning of Period	$8.15		$11.73		$14.47		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.03)		(0.06)		(0.14)		(0.13)
Net Realized and Unrealized Gain (Loss)	0.43		(3.52)		(2.60)		4.60
Total from Investment Operations	0.40		(3.58)		(2.74)		4.47
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$8.55		$8.15		$11.73		$14.47
Total Return(5)	4.91	%(6)	(30.52)%		(18.94)%		44.70	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,981		$5,057		$11,974		$11,721
Ratio of Expenses Before Expense Limitation	1.99%		1.69%		1.48%		1.72	%(8)
Ratio of Expenses After Expense Limitation	1.44	%(9)(10)	1.45	%(10)	1.46	%(10)	1.44	%(8)(10)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.44	%(10)	N/A		N/A
Ratio of Net Investment Loss	(0.38	)%(9)(10)	(0.69	)%(10)	(1.03	)%(10)	(1.17	)%(8)(10)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(11)	0.00	%(11)	0.00	%(11)	0.01	%(8)
Portfolio Turnover Rate	15%		31%		64%		18	%(7)

(1)  Commencement of Operations.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class A shares.

(7)  Not annualized.

(8)  Annualized.

(9)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class A shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	1.50%	(0.44)%

(10)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(11)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Developing Opportunity Portfolio

	Class C
	Year Ended December 31,						Period from February 14, 2020(1) to
Selected Per Share Data and Ratios	2023		2022		2021		December 31, 2020(2)
Net Asset Value, Beginning of Period	$7.97		$11.55		$14.36		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.09)		(0.12)		(0.24)		(0.22)
Net Realized and Unrealized Gain (Loss)	0.41		(3.46)		(2.57)		4.58
Total from Investment Operations	0.32		(3.58)		(2.81)		4.36
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$8.29		$7.97		$11.55		$14.36
Total Return(5)	4.15	%(6)	(31.08)%		(19.57)%		43.60	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,260		$4,076		$6,911		$5,893
Ratio of Expenses Before Expense Limitation	2.74%		2.45%		2.21%		2.53	%(8)
Ratio of Expenses After Expense Limitation	2.20	%(9)(10)	2.21	%(10)	2.19	%(10)	2.24	%(8)(10)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		2.20	%(10)	N/A		N/A
Ratio of Net Investment Loss	(1.12	)%(9)(10)	(1.44	)%(10)	(1.78	)%(10)	(1.97	)%(8)(10)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(11)	0.00	%(11)	0.00	%(11)	0.01	%(8)
Portfolio Turnover Rate	15%		31%		64%		18	%(7)

(1)  Commencement of Operations.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class C shares.

(7)  Not annualized.

(8)  Annualized.

(9)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class C shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	2.25%	(1.17)%

(10)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(11)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Developing Opportunity Portfolio

	Class R6(1)
	Year Ended December 31,						Period from February 14, 2020(2) to
Selected Per Share Data and Ratios	2023		2022		2021		December 31, 2020(3)
Net Asset Value, Beginning of Period	$8.23		$11.80		$14.51		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(4)	0.00	(5)	(0.03)		(0.10)		(0.07)
Net Realized and Unrealized Gain (Loss)	0.44		(3.54)		(2.61)		4.58
Total from Investment Operations	0.44		(3.57)		(2.71)		4.51
Redemption Fees	0.00	(5)	0.00	(5)	0.00	(5)	0.00	(5)
Net Asset Value, End of Period	$8.67		$8.23		$11.80		$14.51
Total Return(6)	5.35	%(7)	(30.25)%		(18.68)%		45.10	%(8)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$10		$8		$12		$15
Ratio of Expenses Before Expense Limitation	29.92%		24.48%		17.42%		17.67	%(9)
Ratio of Expenses After Expense Limitation	1.03	%(10)(11)	1.11	%(11)(12)	1.10	%(11)	1.09	%(9)(11)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.10	%(11)	N/A		N/A
Ratio of Net Investment Income (Loss)	0.05	%(10)(11)	(0.34	)%(11)	(0.69	)%(11)	(0.67	)%(9)(11)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(13)	0.00	%(13)	0.00	%(13)	0.01	%(9)
Portfolio Turnover Rate	15%		31%		64%		18	%(8)

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(2)  Commencement of Operations.

(3)  Not consolidated.

(4)  Per share amount is based on average shares outstanding.

(5)  Amount is less than $0.005 per share.

(6)  Calculated based on the net asset value as of the last business day of the period.

(7)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class R6 shares.

(8)  Not annualized.

(9)  Annualized.

(10)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class R6 shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	1.09%	(0.01)%

(11)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(12)  Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to Consolidated Financial Statements.

(13)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-three separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Consolidated Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying consolidated financial statements relates to the Developing Opportunity Portfolio. The Fund seeks long-term capital appreciation.

The Fund has issued four classes of shares — Class I, Class A, Class C and Class R6. Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, Developing Opportunity Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest in bitcoin indirectly through cash settled futures or indirectly through investments in Grayscale Bitcoin Trust (BTC) ("GBTC"), a privately offered investment vehicle that invests in bitcoin. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of December 31, 2023, the Subsidiary represented 0% of the net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to bitcoin within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-thecounter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The

14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (5) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks	$3,319	$5,531	$—	$8,850
Beverages	—	2,448	—	2,448
Broadline Retail	4,967	—	—	4,967
Capital Markets	—	864	—	864
Construction Materials	—	287	—	287
Consumer Finance	580	—	—	580
Food Products	—	575	—	575
Ground Transportation	1,302	—	—	1,302
Health Care Equipment & Supplies	—	439	—	439
Hotels, Restaurants & Leisure	1,610	3,250	—	4,860
Household Durables	—	172	—	172
Information Technology Services	1,077	—	—	1,077
Interactive Media & Services	—	3,093	—	3,093
Real Estate Management & Development	1,284	384	—	1,668
Semiconductors & Semiconductor Equipment	—	2,031	—	2,031
Textiles, Apparel & Luxury Goods	—	2,044	—	2,044
Total Common Stocks	14,139	21,118	—	35,257
Short-Term Investment
Investment Company	95	—	—	95
Total Assets	$14,234	$21,118	$—	$35,352

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class C shares and Class R6 shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Consolidated Statements of Changes in Net Assets.

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency, co-transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.90%	0.85%

For the year ended December 31, 2023, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.41% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.15% for Class I shares, 1.50% for Class A shares, 2.25% for Class C shares and 1.10% for Class R6 shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2023, approximately $272,000 of advisory fees were waived and approximately $28,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

The Adviser agreed to reimburse the Fund for prior years overpayment of transfer agency and sub transfer agency fees. This was reflected as "Reimbursement of Transfer Agency and Sub Transfer Agency Fees" in the Consolidated Statement of Operations.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Consolidated Statement of Operations, amounted to approximately $1,000.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $8,006,000 and $50,134,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2023.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, advisory fees paid were reduced by approximately $2,000 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2023 is as follows:

Affiliated Investment Company	Value December 31, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$292	$22,916	$23,113	$38
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2023 (000)
Liquidity Fund	$—	$—	$95

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

During the year ended December 31, 2023, the Fund incurred less than $500 in brokerage commissions with Morgan Stanley & Co. LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a RIC and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of

Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. There were no distributions paid during fiscal years 2023 and 2022.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2023:

Total Accumulated Loss (000)	Paid-in- Capital (000)
$60	$(60)

At December 31, 2023, the Fund had no distributable earnings on a tax basis.

At December 31, 2023, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $44,215,000 and $33,704,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2023, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 75.0%.

K. Market Risk and Risks Relating to Certain Financial Instruments:

Bitcoin: The Fund may have exposure to cryptocurrencies indirectly through investments in GBTC, a privately offered investment vehicle that invests in bitcoin. Cryptocurrencies (also referred to as "virtual currencies" and "digital currencies") are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. For example, the bitcoin held by GBTC (and the Fund's indirect exposure to such bitcoin) is also susceptible to these risks. The value of the GBTC investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. The GBTC exposure to cryptocurrency could result in substantial losses to the Fund.

Market: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments, which may in turn impact valuation, the Fund's ability to sell securities and/or its ability to meet redemptions.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders of Developing Opportunity Portfolio and the Board of Directors of
Morgan Stanley Institutional Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Developing Opportunity Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2023, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the three years in the period then ended, the financial highlights for the period from February 14, 2020 (commencement of operations) through December 31, 2020 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2023, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, its consolidated financial highlights for each of the three years in the period then ended and its financial highlights for the period from February 14, 2020 (commencement of operations) through December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 29, 2024

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule.The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fun on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				87

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	88

Formerly, Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994 (Retired December 31, 2023)	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	88	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
1585 Broadway
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

32

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

© 2024 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIDOANN
6337013 EXP 02.28.25

Morgan Stanley Institutional Fund, Inc.

Emerging Markets ex China Portfolio

(formerly Sustainable Emerging Markets Portfolio)

Annual Report

December 31, 2023

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Table of Contents (unaudited)

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Liquidity Risk Management Program	27
Federal Tax Notice	28
Important Notices	29
U.S. Customer Privacy Notice	30
Directors and Officers Information	33

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 869-6397. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this annual report, in which you will learn how your investment in Emerging Markets ex China Portfolio (the "Fund") (formerly MSIF Sustainable Emerging Markets Portfolio) performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2024

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Expense Example (unaudited)

Emerging Markets ex China Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Actual Ending Account Value 12/31/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets ex China Portfolio Class I	$1,000.00	$1,094.20	$1,020.52	$4.91	$4.74	0.93%
Emerging Markets ex China Portfolio Class A	1,000.00	1,091.60	1,018.65	6.85	6.61	1.30
Emerging Markets ex China Portfolio Class C	1,000.00	1,088.00	1,014.87	10.79	10.41	2.05
Emerging Markets ex China Portfolio Class R6	1,000.00	1,094.50	1,020.67	4.75	4.58	0.90

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period.

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited)

Emerging Markets ex China Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 21.57%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI Emerging Markets ex China Net Index (the "Index"), which returned 20.03%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Poland was the top contributor to the Fund's relative performance, led by its overweight allocations to an aluminum producer and an apparel retailer. Poland (+48%)(i) was among the best performing markets in the Index during the year. The broad market rallied on the back of the election outcome, with the opposition party's win and expectations for improved economic policy, an end of institutional erosion and the release of European Union fund flows all leading to a lower country risk premium. As of the close of the period, we continued to believe the apparel retailer is a quality growth company with a strong management team and attractive prospects for further expansion in the region.

•  The stock selection in and overweight allocation to India was also a top contributor to relative returns, led by the Fund's allocations to a two-wheeler automotive manufacturer, a real estate developer and a private hospital operator. India outperformed the broader MSCI Emerging Markets Index(ii) by over 11% (returning almost 21% in 2023 versus 10% for the index).(i) As of the close of the reporting period, India was the largest country overweight in the portfolio given our positive outlook for the country's secular, endogenous-driven growth supported by a low base, supply-side investments and digitization.

•  Mexico was one of the best performing emerging markets (EM) countries for the year (returning nearly 41%),(i) and the portfolio's relative performance benefited from an overweight allocation. The Fund's allocation to one of the leading vehicle insurance companies in Mexico was a top stock contributor to relative returns.

•  The overweight to Brazil contributed to relative performance; however, gains were more than offset by our stock selection, with the allocation to an apparel retailer the largest relative performance detractor. Elsewhere in Brazil, the Fund's allocations to an investment bank, a financial services company and a drugstore chain contributed to relative performance. Energy finished the period as the second-best performing sector in EM, returning 27%, and our allocation to an oil and gas producer in Brazil also added to relative returns. As of the close of the period, we were positive on the outlook for energy given significant underinvestment and supply constraints, particularly for oil, while demand has continued to rise.

•  Relative performance benefited from stock selection in Korea and Indonesia. Within Indonesia, the allocation to select banks contributed to relative performance. Information technology (+32%) was the best performing sector in EM over the 12-month period, and the overweight allocations to a memory chipmaker and a manufacturer of memory chips and semiconductors in Korea contributed strongly to relative performance.

•  The underweight allocation to Taiwan detracted from returns. The positioning in and overweight allocation to South Africa also detracted from

(i)  Regional and country returns are represented by their respective MSCI regional/country indexes, which are broad measures of the region/country's stock market performance.

(ii)  The MSCI Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Index currently consists of 24 emerging-market country indices. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. The index does not include any expenses, fees or sales charges, which would lower performance.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Emerging Markets ex China Portfolio

relative performance, driven by the allocations to a global mining company and a platinum producer. Aggregate positioning within the materials sector also detracted from relative performance. These positions suffered from broader equity market volatility in South Africa during the year, negatively impacted by a short-term surge in electrical costs and commodity price weakness for the metals companies.

Management Strategies

•  2023 was a strong year for global equity markets including emerging markets. As an example of China's fading impact on the EM universe, emerging markets excluding China rose nearly +20% in 2023 (as measured by the Index), outperforming the MSCI Emerging Markets Index and U.S. equities excluding the "Magnificent Seven" mega-cap stocks,(iii) due to increasing dispersion of returns at the country and sector levels among other factors in EM.

•  We continue to believe that our integrated top-down and bottom-up analysis is important to identify the most attractive macro and stock investments across emerging markets excluding China. As dispersion in the asset class returns has increased, both levers are important drivers of the portfolio. In what we expect to be a mixed growth environment and realigning global economy, we believe our portfolio is well positioned and diversified with active positioning across countries, themes and stocks.

•  As of the end of the period, the Fund remained overweight India given secular, endogenous-driven growth supported by a low base, supply-side investments and digitization. Key drivers for our view on the equity market include India's ability to withstand external shocks, a continued growth outlook (led largely by increased investment), a large domestic market to drive consumption and a strong institutional framework. We have remained constructive on the secular growth story for India and have been confident that forward earnings justify the current multiples of our holdings. The

Fund's exposure in India, as of the close of the period, included well-managed financials, industrials and consumer names, along with select IT, health care, energy and materials companies.

•  At the close of the period, the Fund was overweight Brazil, which remains a rate-sensitive market. Brazil's central bank was among the most aggressive in EM in raising rates to fight inflation in 2021 and 2022. The central bank continued with its rate-cutting policy, lowering the Selic target rate by an additional 50 basis points(iv) to 11.75% at its December 2023 meeting, and indicated more rate cuts of a similar pace in 2024. Even with a slowing economy, interest-rate sensitive stocks should respond to monetary policy, and we expect them to continue rebounding into the second half of 2024. The country is well into disinflation and a rate-cutting cycle that we expect to continue through 2024. Additionally, cumulative reforms undertaken since 2016 have further boosted the potential growth of the economy. As of period-end, the Brazilian real looked attractive on our currency framework, with external balances in good shape and valuations at low levels relative to its own history. The Fund's exposure in Brazil remained focused on companies with quality management and solid earnings growth, including significant exposure to stocks that we believe can benefit from declining rates.

•  The Fund remained overweight Mexico at the end of the period. We think Mexico offers a combination of growth and strong macroeconomic fundamentals, which supports medium-term economic growth. The country should continue to benefit from rising investment led by foreign direct investment and its attractive strategic positioning in the global supply chain, particularly given the competitiveness of its economy and its nexus with the U.S. The outlook for the consumer remains promising, with rising employment, real wage growth and strong U.S. remittances. We believe the domestic companies owned in the Fund should continue to benefit from current yield, attractive valuations and earnings growth.

(iii)  U.S. equities are represented by the S&P 500 Index, which measures the performance of the large-cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The S&P Index is one of the most widely used benchmarks of U.S. equity performance. The "Magnificent Seven" are Alphabet, Amazon, Apple, Meta, Microsoft, Nvidia and Tesla.

(iv)  One basis point = 0.01%

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Emerging Markets ex China Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on September 30, 2022.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and R6 shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI Emerging Markets ex China Net Index(1) and the Lipper Emerging Markets Funds Index(2)

	Period Ended December 31, 2023 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	21.57%	—	—	25.12%
Fund — Class A Shares w/o sales charges(4)	21.10	—	—	24.64
Fund — Class A Shares with maximum 5.25% sales charges(4)	14.77	—	—	19.42
Fund — Class C Shares w/o sales charges(4)	20.22	—	—	23.73
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	19.22	—	—	23.73
Fund — Class R6 Shares w/o sales charges(4)	21.61	—	—	25.16
MSCI Emerging Markets ex China Net Index	20.03	—	—	23.01
Lipper Emerging Markets Funds Index	13.10	—	—	18.88

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The MSCI Emerging Markets ex China Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets excluding China. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Emerging Markets Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on September 30, 2022.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Portfolio of Investments

Emerging Markets ex China Portfolio

	Shares	Value (000)
Common Stocks (95.6%)
Brazil (8.9%)
Banco BTG Pactual SA (Units) (a)	13,862	$107
Itau Unibanco Holding SA (Preference)	12,241	85
Localiza Rent a Car SA	8,299	109
Petroleo Brasileiro SA (Preference)	12,994	99
Raia Drogasil SA	18,297	111
Santos Brasil Participacoes SA	24,906	48
WEG SA	4,267	33
		592
Chile (0.7%)
SMU SA	266,509	49
India (29.2%)
Axis Bank Ltd.	2,435	32
Bajaj Auto Ltd.	1,349	110
Bajaj Finance Ltd.	1,024	90
Delhivery Ltd. (b)	7,787	36
HDFC Asset Management Co. Ltd.	847	33
HDFC Bank Ltd.	11,868	243
Hindalco Industries Ltd.	14,710	109
ICICI Bank Ltd.	14,170	169
ICICI Prudential Life Insurance Co. Ltd.	8,411	54
Infosys Ltd.	4,928	91
Infosys Ltd. ADR	3,149	58
Larsen & Toubro Ltd.	1,915	81
Macrotech Developers Ltd.	6,752	83
Mahindra & Mahindra Ltd.	6,931	144
MakeMyTrip Ltd. (b)	952	45
Max Healthcare Institute Ltd.	9,017	74
Pidilite Industries Ltd.	1,858	61
Reliance Industries Ltd.	6,384	198
Star Health & Allied Insurance Co. Ltd. (b)	8,897	57
State Bank of India	17,247	133
United Breweries Ltd.	1,566	34
		1,935
Indonesia (5.1%)
Bank Central Asia Tbk. PT	132,600	81
Bank Mandiri Persero Tbk. PT	249,600	98
Bank Rakyat Indonesia Persero Tbk. PT	303,200	113
Cisarua Mountain Dairy Tbk. PT	169,700	44
		336
Korea, Republic of (11.9%)
KB Financial Group, Inc.	2,004	84
Kia Corp.	692	53
Korea Zinc Co. Ltd.	145	56
Samsung Electronics Co. Ltd.	7,281	442
SK Hynix, Inc.	1,384	151
		786
Malaysia (0.5%)
Frontken Corp. Bhd.	47,400	33
	Shares	Value (000)
Mexico (7.1%)
Gruma SAB de CV , Class B	5,401	$99
Grupo Financiero Banorte SAB de CV Series O	6,966	70
Qualitas Controladora SAB de CV	8,877	90
Regional SAB de CV	9,786	93
Wal-Mart de Mexico SAB de CV	28,306	119
		471
Poland (5.2%)
Allegro.eu SA (b)	3,844	33
Grupa Kety SA	635	120
LPP SA	38	156
Powszechny Zaklad Ubezpieczen SA	2,650	32
		341
South Africa (4.4%)
Anglo American PLC	3,642	93
AVI Ltd.	14,619	65
Capitec Bank Holdings Ltd.	877	98
OUTsurance Group Ltd.	13,939	32
		288
Sweden (1.1%)
Medicover AB	4,953	74
Switzerland (1.3%)
SIG Group AG (b)	3,707	85
Taiwan (15.7%)
Advantech Co. Ltd.	1,000	12
Airtac International Group	1,000	33
Chailease Holding Co. Ltd.	14,220	89
CTBC Financial Holding Co. Ltd.	47,000	43
Delta Electronics, Inc.	7,000	71
MediaTek, Inc.	1,000	33
Taiwan Semiconductor Manufacturing Co. Ltd.	20,000	384
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	2,329	242
Unimicron Technology Corp.	1,000	6
United Microelectronics Corp.	41,000	70
Voltronic Power Technology Corp.	1,000	56
		1,039
Thailand (2.4%)
Central Retail Corp. PCL	21,400	26
CP ALL PCL	13,400	22
Kasikornbank PCL	12,200	48
Tisco Financial Group PCL	21,100	62
		158
United Kingdom (2.1%)
Antofagasta PLC	4,708	101
Mondi PLC	1,997	39
		140
Total Common Stocks (Cost $5,049)		6,327

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Portfolio of Investments (cont'd)

Emerging Markets ex China Portfolio

	No. of Rights	Value (000)
Rights (0.0%)‡
Brazil (0.0%)‡
Localiza Rent a Car SA, expires 02/05/24 (b) (Cost $—)	29	$—	@
	Shares
Short-Term Investment (3.3%)
Investment Company (3.3%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $214)	213,629	214
Total Investments (98.9%) (Cost $5,263) (c)(d)		6,541
Other Assets in Excess of Liabilities (1.1%)		75
Net Assets (100.0%)		$6,616

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

@  Value is less than $500.

‡  Amount is less than 0.05%.

(a)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(b)  Non-income producing security.

(c)  The approximate fair value and percentage of net assets, $5,511,000 and 83.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Financial Statements.

(d)  At December 31, 2023, the aggregate cost for federal income tax purposes is approximately $5,286,000. The aggregate gross unrealized appreciation is approximately $1,346,000 and the aggregate gross unrealized depreciation is approximately $153,000, resulting in net unrealized appreciation of approximately $1,193,000.

ADR  American Depositary Receipt.

Futures Contract:

The Fund had the following futures contract open at December 31, 2023:

	Number of Contracts	Expiration Date	Notional Amount (000)		Value (000)	Unrealized Appreciation (000)
Long:
MSCI Saudi Arabia Index (Germany)	5	Mar-24	$—	@	$90	$2

@  Value is less than $500.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	50.1%
Banks	22.2
Semiconductors & Semiconductor Equipment	13.5
Metals & Mining	7.3
Tech Hardware, Storage & Peripherals	6.9
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include an open futures contract with a value of approximately $90,000 and unrealized appreciation of approximately $2,000.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Emerging Markets ex China Portfolio

Statement of Assets and Liabilities	December 31, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $5,049)	$6,327
Investment in Security of Affiliated Issuer, at Value (Cost $214)	214
Total Investments in Securities, at Value (Cost $5,263)	6,541
Foreign Currency, at Value (Cost $13)	13
Due from Adviser	99
Receivable for Investments Sold	33
Receivable for Variation Margin on Futures Contracts	12
Dividends Receivable	12
Tax Reclaim Receivable	2
Receivable from Affiliate	1
Other Assets	39
Total Assets	6,752
Liabilities:
Deferred Capital Gain Country Tax	64
Payable for Investments Purchased	37
Payable for Professional Fees	20
Payable for Custodian Fees	5
Payable for Administration Fees	—	@
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class R6	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	10
Total Liabilities	136
Net Assets	$6,616
Net Assets Consist of:
Paid-in-Capital	$5,384
Total Distributable Earnings	1,232
Net Assets	$6,616

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Emerging Markets ex China Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2023 (000)
CLASS I:
Net Assets	$6,419
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	516,582
Net Asset Value, Offering and Redemption Price Per Share	$12.43
CLASS A:
Net Assets	$66
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,308
Net Asset Value, Redemption Price Per Share	$12.41
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.69
Maximum Offering Price Per Share	$13.10
CLASS C:
Net Assets	$65
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,273
Net Asset Value, Offering and Redemption Price Per Share	$12.38
CLASS R6:
Net Assets	$66
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,327
Net Asset Value, Offering and Redemption Price Per Share	$12.43

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Emerging Markets ex China Portfolio

Statement of Operations	Year Ended December 31, 2023 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $27 of Foreign Taxes Withheld)	$150
Dividends from Security of Affiliated Issuer (Note G)	6
Total Investment Income	156
Expenses:
Professional Fees	206
Offering Costs (Note A-9)	74
Advisory Fees (Note B)	44
Custodian Fees (Note F)	23
Registration Fees	22
Shareholder Reporting Fees	17
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class R6 (Note E)	2
Administration Fees (Note C)	5
Directors' Fees and Expenses	4
Pricing Fees	2
Shareholder Services Fees — Class A (Note D)	— @
Distribution and Shareholder Services Fees — Class C (Note D)	1
Other Expenses	17
Total Expenses	423
Expenses Reimbursed by Adviser (Note B)	(314)
Waiver of Advisory Fees (Note B)	(44)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class R6 (Note B)	(2)
Reimbursement of Transfer Agency and Sub Transfer Agency Fees (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	57
Net Investment Income	99
Realized Gain (Loss):
Investments Sold (Net of $7 of Capital Gain Country Tax)	171
Foreign Currency Translation	(2)
Futures Contracts	22
Net Realized Gain	191
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $59)	879
Foreign Currency Translation	— @
Futures Contracts	2
Net Change in Unrealized Appreciation (Depreciation)	881
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	1,072
Net Increase in Net Assets Resulting from Operations	$1,171

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Emerging Markets ex China Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2023 (000)	Period from September 30,2022^ to December 31,2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$99	$3
Net Realized Gain	191	107
Net Change in Unrealized Appreciation (Depreciation)	881	335
Net Increase in Net Assets Resulting from Operations	1,171	445
Dividends and Distributions to Shareholders:
Class I	(382)	—
Class A	(4)	—
Class C	(3)	—
Class R6	(4)	—
Total Dividends and Distributions to Shareholders	(393)	—
Capital Share Transactions:(1)
Class I:
Subscribed	—	4,850
Distributions Reinvested	382	—
Class A:
Subscribed	—	50
Distributions Reinvested	4	—
Class C:
Subscribed	—	50
Distributions Reinvested	3	—
Class R6:
Subscribed	—	50
Distributions Reinvested	4	—
Net Increase in Net Assets Resulting from Capital Share Transactions	393	5,000
Total Increase in Net Assets	1,171	5,445
Net Assets:
Beginning of Period	5,445	—
End of Period	$6,616	$5,445

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Emerging Markets ex China Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2023 (000)		Period from September 30,2022^ to December 31,2022 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	—		485
Shares Issued on Distributions Reinvested	32		—
Net Increase in Class I Shares Outstanding	32		485
Class A:
Shares Subscribed	—		5
Shares Issued on Distributions Reinvested	—	@	—
Net Increase in Class A Shares Outstanding	—	@	5
Class C:
Shares Subscribed	—		5
Shares Issued on Distributions Reinvested	—	@	—
Net Increase in Class C Shares Outstanding	—	@	5
Class R6:
Shares Subscribed	—		5
Shares Issued on Distributions Reinvested	—	@	—
Net Increase in Class R6 Shares Outstanding	—	@	5

^  Commencement of Operations.

@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Emerging Markets ex China Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2023		Period from September 30, 2022(1) to December 31, 2022
Net Asset Value, Beginning of Period	$10.89		$10.00
Income from Investment Operations:
Net Investment Income(2)	0.20		0.01
Net Realized and Unrealized Gain	2.13		0.88
Total from Investment Operations	2.33		0.89
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		—
Net Realized Gain	(0.58)		—
Total Distributions	(0.79)		—
Net Asset Value, End of Period	$12.43		$10.89
Total Return(3)	21.57	%(4)	8.90	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,419		$5,283
Ratio of Expenses Before Expense Limitation	7.05%		8.64	%(6)
Ratio of Expenses After Expense Limitation	0.96	%(7)(8)	0.98	%(6)(8)
Ratio of Net Investment Income	1.70	%(7)(8)	0.25	%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(9)	0.01	%(6)
Portfolio Turnover Rate	40%		21	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Refer to Note B in the Notes to Financial Statements for discussion of prior period tranfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class I shares.

(5)  Not annualized.

(6)  Annualized.

(7)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class I shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.99%	1.67%

(8)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(9)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Emerging Markets ex China Portfolio

	Class A
Selected Per Share Data and Ratios	Year Ended December 31, 2023		Period from September 30, 2022(1) to December 31, 2022
Net Asset Value, Beginning of Period	$10.88		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	0.16		(0.00	)(3)
Net Realized and Unrealized Gain	2.11		0.88
Total from Investment Operations	2.27		0.88
Distributions from and/or in Excess of:
Net Investment Income	(0.16)		—
Net Realized Gain	(0.58)		—
Total Distributions	(0.74)		—
Net Asset Value, End of Period	$12.41		$10.88
Total Return(4)	21.10	%(5)	8.80	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$66		$54
Ratio of Expenses Before Expense Limitation	10.80%		13.28	%(7)
Ratio of Expenses After Expense Limitation	1.32	%(8)(9)	1.34	%(7)(8)
Ratio of Net Investment Income (Loss)	1.34	%(8)(9)	(0.11	)%(7)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(10)	0.01	%(7)
Portfolio Turnover Rate	40%		21	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class A shares.

(6)  Not annualized.

(7)  Annualized.

(8)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(9)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class A shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.35%	1.31%

(10)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Emerging Markets ex China Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended December 31, 2023		Period from September 30, 2022(1) to December 31, 2022
Net Asset Value, Beginning of Period	$10.86		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	0.07		(0.02)
Net Realized and Unrealized Gain	2.11		0.88
Total from Investment Operations	2.18		0.86
Distributions from and/or in Excess of:
Net Investment Income	(0.08)		—
Net Realized Gain	(0.58)		—
Total Distributions	(0.66)		—
Net Asset Value, End of Period	$12.38		$10.86
Total Return(3)	20.22	%(4)	8.60	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$65		$54
Ratio of Expenses Before Expense Limitation	11.57%		14.04	%(6)
Ratio of Expenses After Expense Limitation	2.07	%(7)(8)	2.09	%(6)(7)
Ratio of Net Investment Income (Loss)	0.58	%(7)(8)	(0.85	)%(6)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(9)	0.01	%(6)
Portfolio Turnover Rate	40%		21	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class C shares.

(5)  Not annualized.

(6)  Annualized.

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class C shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	2.10%	0.55%

(9)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Emerging Markets ex China Portfolio

	Class R6
Selected Per Share Data and Ratios	Year Ended December 31, 2023		Period from September 30, 2022(1) to December 31, 2022
Net Asset Value, Beginning of Period	$10.89		$10.00
Income from Investment Operations:
Net Investment Income(2)	0.20		0.01
Net Realized and Unrealized Gain	2.13		0.88
Total from Investment Operations	2.33		0.89
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		—
Net Realized Gain	(0.58)		—
Total Distributions	(0.79)		—
Net Asset Value, End of Period	$12.43		$10.89
Total Return(3)	21.61	%(4)	8.90	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$66		$54
Ratio of Expenses Before Expense Limitation	10.54%		13.03	%(6)
Ratio of Expenses After Expense Limitation	0.92	%(7)(8)	0.94	%(6)(8)
Ratio of Net Investment Income	1.74	%(7)(8)	0.29	%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(9)	0.01	%(6)
Portfolio Turnover Rate	40%		21	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class R6 shares.

(5)  Not annualized.

(6)  Annualized.

(7)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class R6 shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.95%	1.71%

(8)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(9)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-three separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying financial statements relates to the Emerging Markets ex China Portfolio (name changed on June 21, 2023, formerly Sustainable Emerging Markets Portfolio). The Fund seeks to provide long-term capital appreciation.

The Fund commenced operations on September 30, 2022 and has issued four classes of shares — Class I, Class A, Class C and Class R6.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (5) futures are valued at the

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (6) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$—	$36	$—	$36
Automobiles	—	307	—	307
Banks	163	1,289	—	1,452
Beverages	—	34	—	34
Broadline Retail	—	59	—	59
Capital Markets	—	140	—	140
Chemicals	—	61	—	61
Commercial Services & Supplies	—	33	—	33
Construction & Engineering	—	81	—	81
Consumer Finance	—	90	—	90
Consumer Staples Distribution & Retail	119	182	—	301

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)		Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Containers & Packaging	$—		$85	$—	$85
Electrical Equipment	—		89	—	89
Electronic Equipment, Instruments & Components	—		77	—	77
Financial Services	—		89	—	89
Food Products	99		109	—	208
Ground Transportation	—		109	—	109
Health Care Providers & Services	—		148	—	148
Hotels, Restaurants & Leisure	45		—	—	45
Information Technology Services	58		91	—	149
Insurance	90		175	—	265
Machinery	—		33	—	33
Metals & Mining	—		479	—	479
Oil, Gas & Consumable Fuels	—		297	—	297
Paper & Forest Products	—		39	—	39
Real Estate Management & Development	—		83	—	83
Semiconductors & Semiconductor Equipment	242		638	—	880
Tech Hardware, Storage & Peripherals	—		454	—	454
Textiles, Apparel & Luxury Goods	—		156	—	156
Transportation Infrastructure	—		48	—	48
Total Common Stocks	816		5,511	—	6,327
Rights	—	@	—	—	—	@
Short-Term Investment
Investment Company	214		—	—	214
Futures Contract	2		—	—	2
Total Assets	$1,032		$5,511	$—	$6,543

@ Value is less than $500.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2023:

Primary Risk Exposure	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value
Equity Risk	Variation Margin on Futures Contracts	$2

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

contract for the year ended December 31, 2023 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Equity Risk	Futures Contracts	$22
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Equity Risk	Futures Contracts	$2

For the year ended December 31, 2023, the approximate average monthly amount outstanding for each derivative type is as follows:

Futures Contracts:
Average monthly notional value	$56,000

5.  Redemption Fees The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class C shares and Class R6 shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency, co-transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

9.  Offering Cost: Offering costs are accounted for as a deferred charge until operations begin and thereafter are amortized to expense over twelve months on a straight-line basis.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.75%	0.70%

For the year ended December 31, 2023, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.99% for Class I shares, 1.35% for Class A shares, 2.10% for Class C shares and 0.95% for Class R6 shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2023, approximately $44,000 of advisory fees were waived and approximately $320,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The Adviser agreed to reimburse the Fund for prior years overpayment of transfer agency and sub transfer agency fees. This was reflected as "Reimbursement of Transfer Agency and Sub Transfer Agency Fees" in the Statement of Operations.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Statement of Operations, amounted to less than $500.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $2,314,000 and $2,443,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2023.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Fund.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2023 is as follows:

Affiliated Investment Company	Value December 31, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$81	$1,426	$1,293	$6
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2023 (000)
Liquidity Fund	$—	$—	$214

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the two-year period ended December 31, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:		2022 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$360	$33	$—	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to a nondeductible expense, resulted in the following reclassifications among the components of net assets at December 31, 2023:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$1	$(1)

At December 31, 2023, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$35	$4

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2023, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2023, the Fund did not have record owners of 10% or greater.

K. Market Risk: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate preexisting risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments, which may in turn impact valuation, the Fund's ability to sell securities and/or its ability to meet redemptions.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders of Emerging Markets ex China Portfolio
(formerly Sustainable Emerging Markets Portfolio) and the
Board of Directors of Morgan Stanley Institutional Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets ex China Portfolio (formerly Sustainable Emerging Markets Portfolio) (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended December 31, 2023 and the period from September 30, 2022 (commencement of operations) through December 31, 2022, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2023, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year ended December 31, 2023 and the period from September 30, 2022 (commencement of operations) through December 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 29, 2024

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2023.

The Fund designated and paid approximately $33,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2023. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $108,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $34,000 and has derived net income from sources within foreign countries amounting to approximately $177,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fun on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited)   April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				87

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	88

Formerly, Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994 (Retired December 31, 2023)	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	88	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
1585 Broadway
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

38

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

© 2024 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFISEMKTANN
6338418 EXP 02.28.25

Morgan Stanley Institutional Fund, Inc.

Emerging Markets
Leaders Portfolio

Annual Report

December 31, 2023

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Table of Contents (unaudited)

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	25
Liquidity Risk Management Program	26
Important Notices	27
U.S. Customer Privacy Notice	28
Directors and Officers Information	31

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 869-6397. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this annual report, in which you will learn how your investment in Emerging Markets Leaders Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2024

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Expense Example (unaudited)

Emerging Markets Leaders Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Actual Ending Account Value 12/31/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Leaders Portfolio Class I	$1,000.00	$1,059.60	$1,020.06	$5.30	$5.19	1.02%
Emerging Markets Leaders Portfolio Class A	1,000.00	1,057.40	1,018.40	7.00	6.87	1.35
Emerging Markets Leaders Portfolio Class C	1,000.00	1,053.80	1,014.47	11.03	10.82	2.13
Emerging Markets Leaders Portfolio Class R6	1,000.00	1,060.10	1,020.16	5.19	5.09	1.00
Emerging Markets Leaders Portfolio Class IR	1,000.00	1,060.20	1,020.32	5.04	4.94	0.97

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period.

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited)

Emerging Markets Leaders Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 12.17%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, MSCI Emerging Markets Net Index (the "Index"), which returned 9.83%.

Factors Affecting Performance

•  2023 ended on a positive note driven by market momentum from November carried into December, with "the Index" recording positive gains for full-year 2023, even as China recorded a third year of decline (–11.2% for 2023).(i) The late surge in the market, however, could not prevent the relative underperformance against the developed markets as China continued to face economic and regulatory uncertainties. Quality stocks, in general, underperformed in markets like India during the year. However, the Fund has done well primarily through our stock selection, where holdings have benefited from earnings upgrades and/or investors' increased belief in the durability of their growth.

•  The Fund's stock selection in and overweight allocations to India and Brazil contributed to the relative outperformance, primarily driven by strong earnings performance or the market's recognition of the strong earnings profiles of the businesses we invested in. The Fund's overweight allocation to Argentina also contributed to relative returns. The Fund's underweight selection to China contributed to relative performance but was significantly offset by our stock selection there, which detracted as significant investor outflows from China continued to work against our investment style of holding high quality businesses showcasing durable earnings growth. Our stock selection and underweight to Taiwan also detracted from relative performance.

•  At the stock level, the largest contributors to the Fund's relative performance in 2023 were a Latin American e-commerce company and a Latin American technology-savvy online bank. Both successively beat earnings expectations over every quarter in calendar year 2023, delivering 55% and 187% upgrades, respectively, for the year according to FactSet data. The Fund's overweight to an Indian wires and cables manufacturer performed well in 2023, on anticipation of earnings upgrades from ongoing demand. The Fund's holding in an Indian apparel retailer also contributed to returns as the company sustained a good performance streak with the runaway success of its relatively younger apparel format, which drove strong same-store sales growth, store expansion and margin improvement.

•  The largest detractors from relative performance were the Fund's overweight holdings in Chinese consumer companies, which declined on a weaker-than-expected consumption recovery. The Fund held a Chinese athleisure company that experienced a cyclical patch in its business execution, and the stock turned out to be the largest detractor in the portfolio for the year. The Fund's overweight to a Chinese premium auto dealership operator also hindered relative returns as the stock fell –68.88% over the year. The Fund's underweight to Taiwanese and Korean semiconductor companies detracted from relative performance as the stocks rallied on artificial intelligence hype.

Management Strategies

•  The Fund has remained an all-cap growth strategy investing in structural growth opportunities in emerging market equities. We believe that growth-oriented companies offer the most attractive return prospects in the emerging markets and that these opportunities can be found across the market cap spectrum; however, we look to minimize market and liquidity risks by generally investing in companies with market capitalizations larger than $1 billion to try to ensure better liquidity.

•  We have remained focused on bottom-up stock picking, and that has kept us in good stead in the period since the Fund's inception to December 31, 2023 — including in 2023, except for our performance in China. Our belief is that, over time, a stock's earnings growth should be reflected in its share price returns. However, this wasn't the case in China in 2023. Previously we had noted the likelihood of a more extended recovery period in

(i)  Regional and country returns are represented by their respective MSCI regional/country indexes, which are broad measures of the region/country's stock market performance. Data as of December 31, 2023.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Emerging Markets Leaders Portfolio

China; however, we have been negatively surprised by investors' lack of reaction to earnings growth, as there has been a consistent flight away from China. We have been trimming our exposure to China.

•  Also in 2023, quality companies saw a meaningful relative derating across markets, especially in markets like India. As of the end of the reporting period, we believe the gap in multiples has narrowed significantly and the durability of earnings/cash flows is currently underappreciated, as markets have focused on short-term/cyclical stocks. We see many opportunities in quality stocks emerging now and remain hopeful about another strong year in 2024. Financials in India; rate cuts in Brazil; restocking cycles in apparel, chemicals and industrials companies post a major destocking in 2023; and the overall restoration of the valuations gap between quality compounders and cyclicals could be some of the meaningful drivers of performance in 2024, in our view.

•  Given the Fund's high-conviction strategy, periods of underperformance, whether over months or quarters, are an inherent part of the Fund's return profile. In the last three years, there have been a number of quarters where the portfolio has shown significant divergence from Index returns on the downside as well as the upside, and that will remain the likely scenario in the future as well. We firmly believe that the Fund's performance over the longer term can converge with the earnings growth of the portfolio.

•  We remain focused on our goal of seeking strong performance over a full market cycle. The Fund's investment team members plans to spend early part of 2024 on the road, making stops in India, Taiwan and Central America, among other countries, to gather on-the-ground feedback from companies and make onsite visits, in our committed pursuit of new ideas and continuous revaluation of existing portfolio ideas.

*  Minimum Investment for Class I shares

**  Performance shown for the Fund's Class I shares reflects the performance of the Morgan Stanley Emerging Markets Leaders Fund (Cayman) LP, a private fund managed by the Adviser for periods prior to close of business on January 5, 2015, when the Fund acquired substantially all of the assets and liabilities of the Private Fund in exchange for shares of the Fund (the "Emerging Markets Leaders Reorganization").

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C, R6 and IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Emerging Markets Leaders Portfolio

Performance Compared to the MSCI Emerging Markets Net Index(1) and the Lipper Emerging Markets Funds Index(2)

	Period Ended December 31, 2023 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Fund — Class I Shares w/o sales charges(4)	12.17%	8.92%	4.53%	4.58%
Fund — Class A Shares w/o sales charges(4)	11.84	8.56	4.19	4.31
Fund — Class A Shares with maximum 5.25% sales charges(4)	5.98	7.39	3.64	3.86
Fund — Class C Shares w/o sales charges(5)	11.01	7.74	—	4.01
Fund — Class C Shares with maximum 1.00% deferred sales charges(5)	10.01	7.74	—	4.01
Fund — Class R6 Shares w/o sales charges(4)	12.28	9.01	4.59	4.63
Fund — Class IR Shares w/o sales charges(6)	12.29	—	—	–9.39
MSCI Emerging Markets Net Index	9.83	3.68	2.66	1.54
Lipper Emerging Markets Funds Index	13.10	4.77	3.06	2.14

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The MSCI Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index currently consists of 24 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Emerging Markets Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Pursuant to an agreement and plan of reorganization, between Morgan Stanley Institutional Fund, Inc., on behalf of the Fund, and Morgan Stanley Emerging Markets Leaders Fund (Cayman) LP, a private fund managed by the Adviser (the "Private Fund"), following close of business on January 5, 2015, the Fund acquired substantially all of the assets and liabilities of the Private Fund in exchange for shares of the Fund (the "Emerging Markets Leaders Reorganization"). The Private Fund commenced operations on June 30, 2011. The Fund adopted the performance history of the Private Fund. Performance shown for the Fund's Class I, Class A and Class R6 shares reflects the performance of the limited partnership interests of the Private Fund, adjusted to reflect any applicable sales charge of the Class, but not adjusted for any other differences in expenses. If adjusted for other expenses, the historical returns would be different.

(5)  Commenced offering on April 30, 2015. Class C shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion.

(6)  Commenced offering on April 12, 2021.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Portfolio of Investments

Emerging Markets Leaders Portfolio

	Shares	Value (000)
Common Stocks (100.4%)
Argentina (5.2%)
Globant SA (a)	59,342	$14,122
Brazil (13.4%)
Localiza Rent a Car SA	917,924	12,018
NU Holdings Ltd., Class A (a)	2,200,810	18,333
Raia Drogasil SA	943,230	5,710
WEG SA	19,490	148
		36,209
China (15.8%)
BYD Co. Ltd., H Shares (b)	367,500	10,137
China Meidong Auto Holdings Ltd. (b)	4,106,000	2,501
Li Ning Co. Ltd. (b)	2,649,500	7,110
Shenzhou International Group Holdings Ltd. (b)	1,742,500	17,876
Sunresin New Materials Co. Ltd., Class A	687,895	5,146
		42,770
India (42.8%)
Aarti Industries Ltd.	1,338,854	10,444
Aarti Pharmalabs Ltd. (a)	288,541	1,749
Astral Ltd.	246,865	5,656
AU Small Finance Bank Ltd.	1,451,410	13,722
Avenue Supermarts Ltd. (a)	228,478	11,206
Bajaj Finance Ltd.	157,209	13,833
Cholamandalam Investment & Finance Co. Ltd.	8,853	134
GMR Airports Infrastructure Ltd. (a)	5,290,902	5,117
ICICI Bank Ltd.	965,247	11,534
KEI Industries Ltd.	292,094	11,400
Laurus Labs Ltd.	28,839	149
Timken India Ltd.	78,788	3,078
Titan Co. Ltd.	168,443	7,435
Trent Ltd.	300,511	11,026
TVS Motor Co. Ltd.	389,461	9,477
		115,960
Korea, Republic of (3.4%)
SK Hynix, Inc.	84,783	9,253
Mexico (1.0%)
Grupo Aeroportuario del Sureste SAB de CV ADR	4,736	1,394
Grupo Aeroportuario del Sureste SAB de CV, Class B	47,874	1,402
		2,796
Singapore (0.6%)
TDCX, Inc. ADR (a)	312,087	1,514
Taiwan (10.2%)
Delta Electronics, Inc.	194,000	1,978
Taiwan Semiconductor Manufacturing Co. Ltd.	650,000	12,462
Unimicron Technology Corp.	781,000	4,462
Voltronic Power Technology Corp.	157,334	8,750
		27,652
	Shares	Value (000)
United States (8.0%)
EPAM Systems, Inc. (a)	522	$155
MercadoLibre, Inc. (a)	13,588	21,354
		21,509
Total Common Stocks (Cost $220,034)		271,785
	No. of Rights
Rights (0.0%)‡
Brazil (0.0%)‡
Localiza Rent a Car SA, expires 02/05/24 (a) (Cost $—)	3,293	14
	Shares
Short-Term Investment (1.5%)
Investment Company (1.5%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $3,947)	3,946,558	3,947
Total Investments (101.9%) (Cost $223,981) (c)(d)		275,746
Liabilities in Excess of Other Assets (–1.9%)		(5,035)
Net Assets (100.0%)		$270,711

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

‡  Amount is less than 0.05%.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  The approximate fair value and percentage of net assets, $213,511,000 and 78.9%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Financial Statements.

(d)  At December 31, 2023, the aggregate cost for federal income tax purposes is approximately $232,438,000. The aggregate gross unrealized appreciation is approximately $68,959,000 and the aggregate gross unrealized depreciation is approximately $30,085,000, resulting in net unrealized appreciation of approximately $38,874,000.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Portfolio of Investments (cont'd)

Emerging Markets Leaders Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Other*	20.4%
Banks	15.8
Textiles, Apparel & Luxury Goods	11.8
Semiconductors & Semiconductor Equipment	7.9
Broadline Retail	7.7
Electrical Equipment	7.3
Automobiles	7.1
Consumer Staples Distribution & Retail	6.2
Chemicals	5.6
Information Technology Services	5.2
Consumer Finance	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Emerging Markets Leaders Portfolio

Statement of Assets and Liabilities	December 31, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $220,034)	$271,799
Investment in Security of Affiliated Issuer, at Value (Cost $3,947)	3,947
Total Investments in Securities, at Value (Cost $223,981)	275,746
Foreign Currency, at Value (Cost $61)	62
Receivable for Fund Shares Sold	266
Dividends Receivable	201
Receivable from Affiliate	13
Tax Reclaim Receivable	7
Other Assets	54
Total Assets	276,349
Liabilities:
Deferred Capital Gain Country Tax	4,444
Payable for Fund Shares Redeemed	632
Payable for Advisory Fees	378
Payable for Sub Transfer Agency Fees — Class I	67
Payable for Sub Transfer Agency Fees — Class A	2
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Custodian Fees	45
Payable for Professional Fees	20
Payable for Administration Fees	18
Payable for Shareholder Services Fees — Class A	2
Payable for Distribution and Shareholder Services Fees — Class C	3
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class R6	1
Payable for Transfer Agency Fees — Class IR	—	@
Other Liabilities	25
Total Liabilities	5,638
Net Assets	$270,711
Net Assets Consist of:
Paid-in-Capital	$348,263
Total Accumulated Loss	(77,552)
Net Assets	$270,711
The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Emerging Markets Leaders Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2023 (000)
CLASS I:
Net Assets	$255,999
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	17,350,674
Net Asset Value, Offering and Redemption Price Per Share	$14.75
CLASS A:
Net Assets	$10,912
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	759,713
Net Asset Value, Redemption Price Per Share	$14.36
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.80
Maximum Offering Price Per Share	$15.16
CLASS C:
Net Assets	$3,421
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	253,222
Net Asset Value, Offering and Redemption Price Per Share	$13.51
CLASS R6:
Net Assets	$371
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	25,045
Net Asset Value, Offering and Redemption Price Per Share	$14.81
CLASS IR:
Net Assets	$8
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	517
Net Asset Value, Offering and Redemption Price Per Share	$14.80

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Emerging Markets Leaders Portfolio

Statement of Operations	Year Ended December 31, 2023 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $289 of Foreign Taxes Withheld)	$2,436
Dividends from Security of Affiliated Issuer (Note G)	429
Total Investment Income	2,865
Expenses:
Advisory Fees (Note B)	2,259
Sub Transfer Agency Fees — Class I	309
Sub Transfer Agency Fees — Class A	12
Sub Transfer Agency Fees — Class C	3
Administration Fees (Note C)	241
Professional Fees	200
Custodian Fees (Note F)	177
Registration Fees	105
Shareholder Services Fees — Class A (Note D)	30
Distribution and Shareholder Services Fees — Class C (Note D)	41
Shareholder Reporting Fees	40
Transfer Agency Fees — Class I (Note E)	8
Transfer Agency Fees — Class A (Note E)	4
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class R6 (Note E)	6
Transfer Agency Fees — Class IR (Note E)	2
Directors' Fees and Expenses	10
Pricing Fees	2
Other Expenses	35
Total Expenses	3,487
Reimbursement of Class Specific Expenses — Class I (Note B)	(179)
Reimbursement of Class Specific Expenses — Class R6 (Note B)	(7)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(2)
Waiver of Advisory Fees (Note B)	(57)
Reimbursement of Transfer Agency and Sub Transfer Agency Fees (Note B)	(42)
Rebate from Morgan Stanley Affiliate (Note G)	(15)
Net Expenses	3,185
Net Investment Loss	(320)
Realized Loss:
Investments Sold (Net of $1,108 of Capital Gain Country Tax)	(30,482)
Foreign Currency Translation	(444)
Net Realized Loss	(30,926)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $3,108)	62,133
Foreign Currency Translation	1
Net Change in Unrealized Appreciation (Depreciation)	62,134
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	31,208
Net Increase in Net Assets Resulting from Operations	$30,888

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Emerging Markets Leaders Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2023 (000)	Year Ended December 31,2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(320)	$(1,810)
Net Realized Loss	(30,926)	(76,825)
Net Change in Unrealized Appreciation (Depreciation)	62,134	(68,571)
Net Increase (Decrease) in Net Assets Resulting from Operations	30,888	(147,206)
Capital Share Transactions, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:(1)
Class I:
Subscribed	102,975	282,397
Redeemed	(135,373)	(234,633)
Class A:
Subscribed	2,068	6,849
Redeemed	(5,617)	(10,722)
Class C:
Subscribed	365	976
Redeemed	(1,483)	(2,298)
Class R6:*
Subscribed	379	65
Redeemed	(10,090)	(22,927)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(46,776)	19,707
Redemption Fees	— @	9
Total Decrease in Net Assets	(15,888)	(127,490)
Net Assets:
Beginning of Period	286,599	414,089
End of Period	$270,711	$286,599
(1) Capital Share Transactions:
Class I:
Shares Subscribed	7,547	18,586
Shares Redeemed	(9,964)	(15,973)
Net Increase (Decrease) in Class I Shares Outstanding	(2,417)	2,613
Class A:
Shares Subscribed	157	459
Shares Redeemed	(418)	(730)
Net Decrease in Class A Shares Outstanding	(261)	(271)
Class C:
Shares Subscribed	29	69
Shares Redeemed	(119)	(170)
Net Decrease in Class C Shares Outstanding	(90)	(101)
Class R6:*
Shares Subscribed	27	5
Shares Redeemed	(711)	(1,400)
Net Decrease in Class R6 Shares Outstanding	(684)	(1,395)

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Emerging Markets Leaders Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$13.15		$19.77		$19.43		$12.70		$10.38
Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.01)		(0.08)		(0.19)		(0.11)		(0.02)
Net Realized and Unrealized Gain (Loss)	1.61		(6.54)		0.55		7.62		2.78
Total from Investment Operations	1.60		(6.62)		0.36		7.51		2.76
Distributions from and/or in Excess of:
Net Realized Gain	—		—		(0.02)		(0.78)		(0.44)
Redemption Fees	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)
Net Asset Value, End of Period	$14.75		$13.15		$19.77		$19.43		$12.70
Total Return(3)	12.17	%(4)	(33.49)%		1.84%		59.36%		26.63%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$255,999		$259,940		$339,152		$80,465		$32,651
Ratio of Expenses Before Expense Limitation	1.13%		1.27%		1.23%		1.47%		1.57%
Ratio of Expenses After Expense Limitation	1.03	%(5)(6)	1.15	%(6)(7)	1.18	%(6)	1.15	%(6)	1.17	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		1.18	%(6)	N/A		1.16	%(6)
Ratio of Net Investment Loss	(0.08	)%(5)(6)	(0.50	)%(6)	(0.92	)%(6)	(0.73	)%(6)	(0.14	)%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.01%		0.00	%(8)	0.01%		0.01%
Portfolio Turnover Rate	54%		62%		27%		57%		58%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class I shares.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class I shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	1.05%	(0.10)%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Effective October 1, 2022, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.05% for Class I shares. Prior to October 1, 2022, the maximum ratio was 1.20% for Class I shares.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Emerging Markets Leaders Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$12.84		$19.37		$19.09		$12.53		$10.29
Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.05)		(0.12)		(0.24)		(0.17)		(0.05)
Net Realized and Unrealized Gain (Loss)	1.57		(6.41)		0.54		7.51		2.73
Total from Investment Operations	1.52		(6.53)		0.30		7.34		2.68
Distributions from and/or in Excess of:
Net Realized Gain	—		—		(0.02)		(0.78)		(0.44)
Redemption Fees	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)
Net Asset Value, End of Period	$14.36		$12.84		$19.37		$19.09		$12.53
Total Return(3)	11.84	%(4)	(33.71)%		1.56%		58.81%		26.08%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$10,912		$13,113		$25,015		$7,925		$1,191
Ratio of Expenses Before Expense Limitation	1.40%		1.55%		1.52%		1.82%		2.04%
Ratio of Expenses After Expense Limitation	1.36	%(5)(6)	1.45	%(6)(7)	1.47	%(6)	1.50	%(6)	1.55	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		1.47	%(6)	N/A		1.54	%(6)
Ratio of Net Investment Loss	(0.41	)%(5)(6)	(0.83	)%(6)	(1.21	)%(6)	(1.13	)%(6)	(0.45	)%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.01%		0.00	%(8)	0.01%		0.01%
Portfolio Turnover Rate	54%		62%		27%		57%		58%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class A shares.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class A shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	1.38%	(0.43)%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Effective October 1, 2022, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class A shares. Prior to October 1, 2022, the maximum ratio was 1.55% for Class A shares.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Emerging Markets Leaders Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$12.17		$18.49		$18.37		$12.17		$10.08
Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.15)		(0.22)		(0.38)		(0.27)		(0.13)
Net Realized and Unrealized Gain (Loss)	1.49		(6.10)		0.52		7.25		2.66
Total from Investment Operations	1.34		(6.32)		0.14		6.98		2.53
Distributions from and/or in Excess of:
Net Realized Gain	—		—		(0.02)		(0.78)		(0.44)
Redemption Fees	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)
Net Asset Value, End of Period	$13.51		$12.17		$18.49		$18.37		$12.17
Total Return(3)	11.01	%(4)	(34.18)%		0.75%		57.59%		25.14%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,421		$4,179		$8,220		$3,395		$1,007
Ratio of Expenses Before Expense Limitation	2.16%		2.28%		2.29%		2.63%		2.82%
Ratio of Expenses After Expense Limitation	2.12	%(5)(6)	2.17	%(6)(7)	2.24	%(6)	2.29	%(6)	2.30	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		2.24	%(6)	N/A		2.29	%(6)
Ratio of Net Investment Loss	(1.17	)%(5)(6)	(1.56	)%(6)	(1.98	)%(6)	(1.88	)%(6)	(1.18	)%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.01%		0.00	%(8)	0.01%		0.01%
Portfolio Turnover Rate	54%		62%		27%		57%		58%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class C shares.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class C shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	2.14%	(1.19)%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Effective October 1, 2022, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.15% for Class C shares. Prior to October 1, 2022, the maximum ratio was 2.30% for Class C shares.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Emerging Markets Leaders Portfolio

	Class R6(1)
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$13.19		$19.81		$19.45		$12.71		$10.38
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.01)		(0.09)		(0.17)		(0.09)		0.00	(3)
Net Realized and Unrealized Gain (Loss)	1.63		(6.53)		0.55		7.61		2.77
Total from Investment Operations	1.62		(6.62)		0.38		7.52		2.77
Distributions from and/or in Excess of:
Net Realized Gain	—		—		(0.02)		(0.78)		(0.44)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$14.81		$13.19		$19.81		$19.45		$12.71
Total Return(4)	12.28	%(5)	(33.42)%		1.94%		59.39%		26.73%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$371		$9,360		$41,692		$27,230		$19,838
Ratio of Expenses Before Expense Limitation	1.08%		1.20%		1.16%		1.42%		1.53%
Ratio of Expenses After Expense Limitation	0.99	%(6)(7)	1.08	%(7)(8)	1.10	%(7)	1.09	%(7)	1.10	%(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		1.10	%(7)	N/A		1.09	%(7)
Ratio of Net Investment Income (Loss)	(0.03	)%(6)(7)	(0.59	)%(7)	(0.84	)%(7)	(0.65	)%(7)	0.00	%(7)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(9)	0.01%		0.00	%(9)	0.01%		0.01%
Portfolio Turnover Rate	54%		62%		27%		57%		58%

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class R6 shares.

(6)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class R6 shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	1.00%	(0.04)%

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Effective October 1, 2022, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class R6 shares. Prior to October 1, 2022, the maximum ratio was 1.10% for Class R6 shares.

(9)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Emerging Markets Leaders Portfolio

	Class IR
	Year Ended December 31,				Period from April 12, 2021(1) to
Selected Per Share Data and Ratios	2023		2022		December 31, 2021
Net Asset Value, Beginning of Period	$13.18		$19.81		$19.37
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.01)		(0.07)		(0.12)
Net Realized and Unrealized Gain (Loss)	1.63		(6.56)		0.58
Total from Investment Operations	1.62		(6.63)		0.46
Distributions from and/or in Excess of:
Net Realized Gain	—		—		(0.02)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$14.80		$13.18		$19.81
Total Return(4)	12.29	%(5)	(33.47)%		2.36	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$8		$7		$10
Ratio of Expenses Before Expense Limitation	29.98%		11.47%		14.15	%(10)
Ratio of Expenses After Expense Limitation	0.98	%(7)(8)	1.08	%(8)(9)	1.10	%(8)(10)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		1.10	%(8)(10)
Ratio of Net Investment Loss	(0.04	)%(7)(8)	(0.44	)%(8)	(0.80	)%(8)(10)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(11)	0.01%		0.00	%(11)
Portfolio Turnover Rate	54%		62%		27%

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class IR shares.

(6)  Not annualized.

(7)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class IR shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	1.00%	(0.06)%

(8)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(9)  Effective October 1, 2022, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class IR shares. Prior to October 1, 2022, the maximum ratio was 1.10% for Class IR shares.

(10)  Annualized.

(11)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-three separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying financial statements relates to the Emerging Markets Leaders Portfolio. The Fund seeks long-term capital appreciation.

The Fund has issued five classes of shares — Class I, Class A, Class C, Class R6 and Class IR. Effective April 29, 2022, Class IS shares were renamed Class R6 shares. Class C shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market;

(2) all other equity portfolio securities for which over-thecounter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub- Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

trading on the NYSE; (5) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Automobiles	$—	$19,614	$—	$19,614
Banks	18,333	25,256	—	43,589
Broadline Retail	21,354	—	—	21,354
Building Products	—	5,656	—	5,656
Chemicals	—	15,590	—	15,590
Consumer Finance	—	13,967	—	13,967
Consumer Staples Distribution & Retail	—	16,916	—	16,916
Electrical Equipment	—	20,298	—	20,298
Electronic Equipment, Instruments & Components	—	6,440	—	6,440
Ground Transportation	—	12,018	—	12,018
Information Technology Services	14,277	—	—	14,277
Machinery	—	3,078	—	3,078
Pharmaceuticals	—	1,898	—	1,898
Professional Services	1,514	—	—	1,514
Semiconductors & Semiconductor Equipment	—	21,715	—	21,715
Specialty Retail	—	13,527	—	13,527

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Textiles, Apparel & Luxury Goods	$—	$32,421	$—	$32,421
Transportation Infrastructure	2,796	5,117	—	7,913
Total Common Stocks	58,274	213,511	—	271,785
Rights	14	—	—	14
Short-Term Investment
Investment Company	3,947	—	—	3,947
Total Assets	$62,235	$213,511	$—	$275,746

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class C shares, Class R6 shares and Class IR shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency, co-transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.75%	0.70%

For the year ended December 31, 2023, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.73% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares, 1.40% for Class A shares, 2.15% for Class C shares, 1.00% for Class R6 shares and 1.00% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2023, approximately $57,000 of advisory fees were waived and approximately $188,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The Adviser agreed to reimburse the Fund for prior years overpayment of transfer agency and sub transfer agency fees. This was reflected as "Reimbursement of Transfer Agency and Sub Transfer Agency Fees" in the Statement of Operations.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Statement of Operations, amounted to approximately $1,000.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $157,404,000 and $159,111,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2023.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, advisory fees paid were reduced by approximately $15,000 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2023 is as follows:

Affiliated Investment Company	Value December 31, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$13,348	$139,422	$148,823	$429
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2023 (000)
Liquidity Fund	$—	$—	$3,947

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. There were no distributions paid during fiscal years 2023 and 2022.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2023:

Total Accumulated Loss (000)	Paid-in- Capital (000)
$1,501	$(1,501)

At December 31, 2023, the Fund had no distributable earnings on a tax basis.

At December 31, 2023, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $66,639,000 and $49,379,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2023, the Fund intends to defer to January 1, 2024 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$291	$—

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2023, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 63.9%.

K. Market Risk: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments, which may in turn impact valuation, the Fund's ability to sell securities and/or its ability to meet redemptions.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders of Emerging Markets Leaders Portfolio
and the Board of Directors of
Morgan Stanley Institutional Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Leaders Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 29, 2024

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fun on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				87

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	88

Formerly, Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994 (Retired December 31, 2023)	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	88	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
1585 Broadway
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

36

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

© 2024 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMLANN
6337099 EXP 02.28.25

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Portfolio

Annual Report

December 31, 2023

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Table of Contents (unaudited)

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	10
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	30
Liquidity Risk Management Program	31
Federal Tax Notice	32
Important Notices	33
U.S. Customer Privacy Notice	34
Directors and Officers Information	37

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 869-6397. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this annual report, in which you will learn how your investment in Emerging Markets Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2024

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Expense Example (unaudited)

Emerging Markets Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Actual Ending Account Value 12/31/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Portfolio Class I	$1,000.00	$1,052.90	$1,020.57	$4.76	$4.69	0.92%
Emerging Markets Portfolio Class A	1,000.00	1,050.30	1,018.75	6.61	6.51	1.28
Emerging Markets Portfolio Class L	1,000.00	1,048.00	1,016.23	9.19	9.05	1.78
Emerging Markets Portfolio Class C	1,000.00	1,046.90	1,014.87	10.58	10.41	2.05
Emerging Markets Portfolio Class R6	1,000.00	1,052.50	1,020.77	4.55	4.48	0.88
Emerging Markets Portfolio Class IR	1,000.00	1,052.50	1,020.77	4.55	4.48	0.88

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period.

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited)

Emerging Markets Portfolio

The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Performance

For the fiscal year ended December 31, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 12.16%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI Emerging Markets Index (the "Index"), which returned 9.83%.

Factors Affecting Performance

•  Stock selection in and overweight allocation to India was the top contributor to the Fund's relative returns, led by allocations to a two-wheeler automotive manufacturer, a real estate developer and a private hospital operator. India outperformed the broader index by over 11% (returning almost 21% in 2023 versus 10% for the index).(i) As of the close of the reporting period, India was the largest country overweight in the portfolio, given its secular, endogenous-driven growth supported by a low base, supply-side investments and digitization.

•  Aggregate country allocation contributed to relative returns, led by the Fund's underweight allocation to China. The underweight allocations to an online shopping and retail platform and select e-commerce platforms and the zero allocation to a biologics developer also contributed to relative performance. Within China, the Fund continued to be positioned in quality growth companies that appear to have favorable medium-term prospects in the current macro environment.

•  Mexico was one of the best performing emerging markets (EM) countries for the year (returning nearly 41%),(i) and the portfolio's relative performance benefited from an overweight allocation. The allocation to one of the leading vehicle insurance companies in Mexico was a top stock contributor to relative returns. As of the end of the reporting period, we continued to like Mexico based on its strong economic fundamentals, balanced growth model and strategic position in the global supply chain.

•  The overweight to and stock selection in Brazil contributed to relative performance, led by our allocations to an investment bank, a financial services provider and a drugstore chain. Energy finished the period as the second-best performing sector in EM, returning 27%, and the Fund's allocation to an oil and gas producer added to relative returns. As of the close of the period, we were positive on the outlook for energy given significant underinvestment and supply constraints, particularly for oil, while demand has continued to rise.

•  Relative performance benefited from stock selection in Korea and Indonesia. Within Indonesia, the allocation to select banks contributed to relative performance. Information technology (+32%) was the best performing sector in EM over the 12-month period, and the overweight allocations to a memory chipmaker and a memory chipmaker and a semiconductor manufacturer in Korea contributed strongly to relative performance.

•  Poland also contributed to relative performance, led by the Fund's overweight allocations to an apparel retailer. Poland (+48%)(i) was among the best performing markets in the Index during the year. The broad market rallied on the back of the election outcome, with the opposition party's win and expectations for improved economic policy, an end of institutional erosion and the release of European Union fund flows — all leading to a lower country risk premium. As of the close of the period, we continued to believe the apparel retailer is a quality growth company with a strong management team and attractive prospects for further expansion in the region.

•  The positioning in and overweight allocation to South Africa detracted from relative performance, driven by the allocations to a global mining company and a platinum producer. Aggregate positioning within the materials sector also detracted from relative performance. These positions suffered from broader equity market volatility in South Africa, which was negatively impacted by a short-term surge in electrical costs and commodity price weakness for the metals

(i)  Regional and country returns are represented by their respective MSCI regional/country indexes, which are broad measures of the region/country's stock market performance.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Emerging Markets Portfolio

companies. We exited the Fund's position in the platinum producer in the third quarter of 2023.

•  Though the underweight to China contributed positively to relative performance for the year, stock selection over the period detracted, particularly the allocations to consumer-related names that were negatively affected by a weaker-than-expected domestic recovery. Allocations to a dairy products manufacturer/distributor, an athletic apparel brand, a duty-free retail operator, a beer producer, a cosmetics company and an apparel manufacturer hampered relative returns. The allocations to two commercial banks and a solar power inverter company and the zero allocation to an e-commerce platform also detracted from relative performance.

Management Strategies

•  2023 was a strong year for global equity markets including emerging markets, which returned almost 8% in the fourth quarter and nearly 10% for the full year, as measured by the Index. With the return of country dispersion in EM, select countries displayed solid performance even against a challenging backdrop that included Federal Reserve rate hikes, a strong dollar and relatively weak returns from China. Notably, outperformance within the EM asset class was led by Latin American and Central and Eastern European markets, with Mexico, Brazil, Poland, Hungary and Greece each returning more than 30%.(i)

•  We continue to believe that our integrated top-down and bottom-up analysis is important to identify the most attractive macro and stock investments across EM. As dispersion in EM returns has been high, both levers continue to be important drivers of the portfolio. In what we expect to be a mixed growth environment and realigning global economy, we believe our portfolio is well positioned and diversified(ii) with active positioning across countries, themes and stocks.

•  As of the end of the period, the Fund remained overweight India, given secular, endogenous-driven growth supported by a low base, supply-side investments, and digitization. Key drivers for our view on the equity market include India's ability to withstand external shocks, continued growth outlook (led largely by increased investment), a large domestic market to drive consumption and a strong institutional framework. We have remained constructive on the secular growth story for India and have been confident that forward earnings justify the current multiples of our holdings. The Fund's exposure in India, as of the close of the period, included well-managed financials, industrials and consumer names, along with select IT, health care, energy and materials companies.

•  At the close of the period, the Fund was overweight Brazil, which remains a rate-sensitive market. Brazil's central bank was among the most aggressive in EM in raising rates to fight inflation in 2021 and 2022. The central bank continued with its rate-cutting policy, lowering the Selic target rate by an additional 50 basis points(iii) to 11.75% at its December 2023 meeting and indicated more rate cuts of a similar pace in 2024. Even with a slowing economy, interest-rate sensitive stocks should respond to monetary policy, and we expect them to continue rebounding into the second half of 2024. The country is well into disinflation and a rate-cutting cycle that we have been expecting and believe will likely continue through 2024. Additionally, cumulative reforms undertaken since 2016 have further boosted the potential growth of the economy. As of period-end, the Brazilian real looked attractive on our currency framework, with external balances in good shape and valuations at low levels relative to its own history. The Fund's exposure in Brazil remained focused on companies with quality management and solid earnings growth, including significant exposure to stocks that we believe can benefit from declining rates.

•  The Fund remained overweight Mexico at the end of the period. We think Mexico offers a combination of growth and strong macroeconomic fundamentals, which supports medium-term economic growth. The country should continue to benefit from rising investment led by foreign direct investment (FDI) and its attractive strategic positioning in the global supply chain, particularly given the competitiveness of its economy and its nexus with the U.S. The outlook for the consumer

(i)  Regional and country returns are represented by their respective MSCI regional/country indexes, which are broad measures of the region/country's stock market performance.

(ii)  Diversification neither assures a profit nor guarantees against loss in a declining market.

(iii)  One basis point = 0.01%

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Emerging Markets Portfolio

remains promising, with rising employment, real wage growth and strong U.S. remittances. We believe the domestic companies owned in the Fund should continue to benefit from current yield, attractive valuations and earnings growth.

•  The Fund remained underweight China as of the close of the period. While the government enacted stimulus measures in 2023, weak investor sentiment persisted as China's economic recovery has remained sluggish and the risk of political interference in the economy remains elevated, as most recently seen by the online gaming regulations imposed at the end of 2023. Consumer confidence and sentiment remain low, but there have been signs of potential stabilization/bottoming of consumers' future expectations. Within the consumer segment, select sub-verticals, including alcoholic beverages, beauty and jewelry, have outperformed recently, though overall households are continuing to pivot their income from investing to savings, further weakening consumption. While overall economic growth is likely to remain muted in the medium term, at the end of the period there were some signs of green shoots and the "green" and digital parts of the economy are likely to become the economy's growth drivers. Within China, the Fund was invested in companies with competitive advantages, strong corporate governance and solid medium-term growth prospects, despite an overall muted economic outlook.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C, R6 and IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Emerging Markets Portfolio

Performance Compared to the MSCI Emerging Markets Index(1) and the Lipper Emerging Markets Funds Index(2)

	Period Ended December 31, 2023 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)
Fund — Class I Shares w/o sales charges(4)	12.16%	3.56%	1.97%	6.53%
Fund — Class A Shares w/o sales charges(5)	11.73	3.22	1.64	5.45
Fund — Class A Shares with maximum 5.25% sales charges(5)	5.87	2.11	1.09	5.25
Fund — Class L Shares w/o sales charges(6)	11.19	2.67	1.09	1.32
Fund — Class C Shares w/o sales charges(8)	10.93	2.43	—	0.77
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	9.93	2.43	—	0.77
Fund — Class R6 Shares w/o sales charges(7)	12.18	3.66	2.06	2.18
Fund — Class IR Shares w/o sales charges(9)	12.18	3.65	—	0.97
MSCI Emerging Markets Index	9.83	3.68	2.66	6.50
Lipper Emerging Market Funds Index	13.10	4.77	3.06	—

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Index currently consists of 24 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Returns, including periods prior to January 1, 2001, are calculated using the return data of the MSCI Emerging Markets Index (gross dividends) through December 31, 2000 and the return data of the MSCI Emerging Markets Net Index (net dividends) after December 31, 2000. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Market Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Market Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Emerging Market Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on September 25, 1992.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on April 27, 2012.

(7)  Commenced offering on September 13, 2013.

(8)  Commenced offering on April 30, 2015. Class C shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion.

(9)  Commenced offering on June 15, 2018.

(10)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Portfolio of Investments

Emerging Markets Portfolio

	Shares	Value (000)
Common Stocks (99.3%)
Brazil (8.1%)
Banco BTG Pactual SA (Units) (a)	905,283	$7,002
Itau Unibanco Holding SA (Preference)	995,319	6,925
Localiza Rent a Car SA	648,311	8,488
Petroleo Brasileiro SA (Preference)	1,272,251	9,707
Raia Drogasil SA	1,039,395	6,292
WEG SA	486,254	3,694
		42,108
China (18.3%)
Alibaba Group Holding Ltd. (b)	771,100	7,428
Baidu, Inc. ADR (c)	15,508	1,847
BYD Co. Ltd., H Shares (b)	257,000	7,089
China Construction Bank Corp., H Shares (b)	15,621,120	9,292
China Mengniu Dairy Co. Ltd. (b)(c)	1,458,000	3,928
China Merchants Bank Co. Ltd., H Shares (b)	1,139,000	3,962
China Resources Beer Holdings Co. Ltd. (b)	602,000	2,641
China Tourism Group Duty Free Corp. Ltd. (b)(d)	117,600	1,156
JD.com, Inc., Class A (b)	102,223	1,476
Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A	491,259	3,135
KE Holdings, Inc. ADR	79,198	1,284
Kweichow Moutai Co. Ltd., Class A	20,649	5,026
Li Ning Co. Ltd. (b)	535,500	1,437
Meituan, Class B (b)(c)	185,990	1,953
NARI Technology Co. Ltd., Class A	958,800	3,017
Ping An Insurance Group Co. of China Ltd., Class H (b)	455,000	2,060
Postal Savings Bank of China Co. Ltd. (b)	8,512,000	4,070
Proya Cosmetics Co. Ltd., Class A	201,028	2,817
Shenzhen Inovance Technology Co. Ltd., Class A	138,700	1,235
Shenzhou International Group Holdings Ltd. (b)	660,000	6,771
Sungrow Power Supply Co. Ltd., Class A	241,495	2,982
Tencent Holdings Ltd. (b)	392,100	14,804
Trip.com Group Ltd. ADR (c)	73,497	2,647
Yum China Holdings, Inc.	54,977	2,333
		94,390
India (24.2%)
Axis Bank Ltd.	302,770	4,007
Bajaj Auto Ltd.	87,674	7,159
Bajaj Finance Ltd.	60,312	5,307
Delhivery Ltd. (c)	595,046	2,782
HDFC Asset Management Co. Ltd.	103,641	3,990
HDFC Bank Ltd.	465,087	9,523
Hindalco Industries Ltd.	1,084,202	7,997
ICICI Bank Ltd.	1,032,108	12,334
ICICI Prudential Life Insurance Co. Ltd.	554,964	3,564
Infosys Ltd.	343,465	6,358
Infosys Ltd. ADR	160,272	2,946
Larsen & Toubro Ltd.	136,773	5,792
Macrotech Developers Ltd.	495,637	6,089
Mahindra & Mahindra Ltd.	481,658	10,003
MakeMyTrip Ltd. (c)	41,432	1,946
	Shares	Value (000)
Max Healthcare Institute Ltd.	574,554	$4,737
Pidilite Industries Ltd.	128,564	4,192
Reliance Industries Ltd.	397,042	12,323
Star Health & Allied Insurance Co. Ltd. (c)	454,780	2,919
State Bank of India	1,064,086	8,203
United Breweries Ltd.	149,856	3,213
		125,384
Indonesia (4.2%)
Bank Central Asia Tbk. PT	8,953,600	5,468
Bank Mandiri Persero Tbk. PT	20,402,600	8,015
Bank Rakyat Indonesia Persero Tbk. PT	15,627,900	5,808
Cisarua Mountain Dairy Tbk. PT	9,340,900	2,433
		21,724
Korea, Republic of (10.3%)
DB Insurance Co. Ltd.	18,076	1,171
Hyundai Marine & Fire Insurance Co. Ltd.	50,046	1,201
KB Financial Group, Inc.	83,109	3,467
Kia Corp.	47,093	3,642
Korea Zinc Co. Ltd.	8,771	3,376
Samsung Electronics Co. Ltd.	489,622	29,719
SK Hynix, Inc.	95,515	10,424
		53,000
Mexico (6.3%)
Gruma SAB de CV , Class B	470,703	8,614
Grupo Aeroportuario del Sureste SAB de CV, Class B	76,399	2,238
Grupo Financiero Banorte SAB de CV Series O	523,350	5,263
Qualitas Controladora SAB de CV	617,176	6,248
Wal-Mart de Mexico SAB de CV	2,461,815	10,349
		32,712
Poland (3.0%)
Allegro.eu SA (c)	300,134	2,540
LPP SA	2,469	10,163
Powszechny Zaklad Ubezpieczen SA	214,758	2,580
		15,283
Saudi Arabia (1.4%)
Alinma Bank	457,588	4,725
Bupa Arabia for Cooperative Insurance Co.	45,799	2,602
		7,327
South Africa (5.4%)
Anglo American PLC	349,446	8,933
AVI Ltd.	1,547,969	6,922
Bidvest Group Ltd.	369,380	5,099
Capitec Bank Holdings Ltd.	63,162	7,047
		28,001
Taiwan (14.2%)
Advantech Co. Ltd.	111,000	1,343
Airtac International Group	101,448	3,333
Chailease Holding Co. Ltd.	1,003,480	6,306
CTBC Financial Holding Co. Ltd.	2,671,000	2,465
Delta Electronics, Inc.	445,000	4,538

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Portfolio of Investments (cont'd)

Emerging Markets Portfolio

	Shares	Value (000)
Taiwan (cont'd)
MediaTek, Inc.	66,000	$2,179
Taiwan Semiconductor Manufacturing Co. Ltd.	1,748,205	33,516
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	105,537	10,976
Unimicron Technology Corp.	54,000	310
United Microelectronics Corp.	3,417,000	5,822
Voltronic Power Technology Corp.	43,000	2,391
		73,179
Thailand (1.9%)
Central Retail Corp. PCL	1,107,900	1,329
CP ALL PCL	691,400	1,132
Kasikornbank PCL	945,200	3,734
Tisco Financial Group PCL	1,309,300	3,825
		10,020
United Kingdom (2.0%)
Antofagasta PLC	382,608	8,181
Mondi PLC (d)	118,439	2,339
		10,520
Total Common Stocks (Cost $408,441)		513,648
	No. of Rights
Rights (0.0%)‡
Brazil (0.0%)‡
Localiza Rent a Car SA, expires 02/05/24 (c) (Cost $—)	2,326	10
	Shares
Short-Term Investment (1.5%)
Investment Company (1.5%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $7,878)	7,878,109	7,878
Total Investments (100.8%) (Cost $416,319) Including $552 of Securities Loaned (e)(f)		521,536
Liabilities in Excess of Other Assets (–0.8%)		(4,308)
Net Assets (100.0%)		$517,228

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

‡  Amount is less than 0.05%.

(a)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(b)  Security trades on the Hong Kong exchange.

(c)  Non-income producing security.

(d)  All or a portion of this security was on loan at December 31, 2023.

(e)  The approximate fair value and percentage of net assets, $456,957,000 and 88.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Financial Statements.

(f)  At December 31, 2023, the aggregate cost for federal income tax purposes is approximately $419,543,000. The aggregate gross unrealized appreciation is approximately $131,805,000 and the aggregate gross unrealized depreciation is approximately $35,348,000, resulting in net unrealized appreciation of approximately $96,457,000.

ADR  American Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	50.3%
Banks	20.7
Semiconductors & Semiconductor Equipment	12.1
Tech Hardware, Storage & Peripherals	6.0
Metals & Mining	5.5
Automobiles	5.4
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Emerging Markets Portfolio

Statement of Assets and Liabilities	December 31, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $408,441)	$513,658
Investment in Security of Affiliated Issuer, at Value (Cost $7,878)	7,878
Total Investments in Securities, at Value (Cost $416,319)	521,536
Foreign Currency, at Value (Cost $1,110)	1,114
Receivable for Investments Sold	2,884
Dividends Receivable	898
Tax Reclaim Receivable	71
Receivable for Fund Shares Sold	59
Receivable from Affiliate	25
Receivable from Securities Lending Income	—	@
Other Assets	93
Total Assets	526,680
Liabilities:
Deferred Capital Gain Country Tax	6,894
Payable for Advisory Fees	862
Payable for Investments Purchased	737
Payable for Fund Shares Redeemed	378
Payable to Bank	353
Payable for Custodian Fees	77
Payable for Sub Transfer Agency Fees — Class I	30
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	22
Payable for Professional Fees	17
Payable for Transfer Agency Fees	10
Payable for Transfer Agency Fees — Class I	2
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class R6	—	@
Payable for Transfer Agency Fees — Class IR	—	@
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	68
Total Liabilities	9,452
Net Assets	$517,228
Net Assets Consist of:
Paid-in-Capital	$434,372
Total Distributable Earnings	82,856
Net Assets	$517,228

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Emerging Markets Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2023 (000)
CLASS I:
Net Assets	$147,876
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	7,413,620
Net Asset Value, Offering and Redemption Price Per Share	$19.95
CLASS A:
Net Assets	$5,011
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	259,053
Net Asset Value, Redemption Price Per Share	$19.34
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.07
Maximum Offering Price Per Share	$20.41
CLASS L:
Net Assets	$170
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	9,027
Net Asset Value, Offering and Redemption Price Per Share	$18.78
CLASS C:
Net Assets	$173
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	9,227
Net Asset Value, Offering and Redemption Price Per Share	$18.78
CLASS R6:
Net Assets	$363,988
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	18,262,620
Net Asset Value, Offering and Redemption Price Per Share	$19.93
CLASS IR:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	516
Net Asset Value, Offering and Redemption Price Per Share	$19.93
(1) Including: Securities on Loan, at Value:	$552

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Emerging Markets Portfolio

Statement of Operations	Year Ended December 31, 2023 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $1,782 of Foreign Taxes Withheld)	$13,397
Dividends from Security of Affiliated Issuer (Note G)	484
Income from Securities Loaned — Net	25
Total Investment Income	13,906
Expenses:
Advisory Fees (Note B)	3,869
Administration Fees (Note C)	396
Custodian Fees (Note F)	307
Professional Fees	165
Sub Transfer Agency Fees — Class I	143
Sub Transfer Agency Fees — Class A	5
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	— @
Registration Fees	90
Transfer Agency Fees — Class I (Note E)	44
Transfer Agency Fees — Class A (Note E)	4
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class R6 (Note E)	6
Transfer Agency Fees — Class IR (Note E)	2
Shareholder Services Fees — Class A (Note D)	13
Distribution and Shareholder Services Fees — Class L (Note D)	1
Distribution and Shareholder Services Fees — Class C (Note D)	3
Shareholder Reporting Fees	27
Directors' Fees and Expenses	10
Pricing Fees	3
Other Expenses	63
Total Expenses	5,156
Waiver of Advisory Fees (Note B)	(229)
Reimbursement of Transfer Agency and Sub Transfer Agency Fees (Note B)	(173)
Reimbursement of Class Specific Expenses — Class I (Note B)	(100)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(3)
Reimbursement of Class Specific Expenses — Class R6 (Note B)	(6)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(15)
Net Expenses	4,625
Net Investment Income	9,281
Realized Loss:
Investments Sold (Net of $976 of Capital Gain Country Tax)	(10,342)
Foreign Currency Translation	(245)
Futures Contracts	(26)
Net Realized Loss	(10,613)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $3,508)	58,416
Foreign Currency Translation	(7)
Futures Contracts	(3)
Net Change in Unrealized Appreciation (Depreciation)	58,406
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	47,793
Net Increase in Net Assets Resulting from Operations	$57,074

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Emerging Markets Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$9,281	$9,575
Net Realized Loss	(10,613)	(3,799)
Net Change in Unrealized Appreciation (Depreciation)	58,406	(184,763)
Net Increase (Decrease) in Net Assets Resulting from Operations	57,074	(178,987)
Dividends and Distributions to Shareholders:
Class I	(3,598)	(6,848)
Class A	(109)	(201)
Class L	(3)	(6)
Class C	(2)	(12)
Class R6*	(9,018)	(14,433)
Class IR	(— @)	(— @)
Total Dividends and Distributions to Shareholders	(12,730)	(21,500)
Capital Share Transactions, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:(1)
Class I:
Subscribed	16,589	45,456
Distributions Reinvested	3,458	6,598
Redeemed	(30,405)	(104,883)
Class A:
Subscribed	659	1,280
Distributions Reinvested	108	200
Redeemed	(1,170)	(3,295)
Class L:
Exchanged	—	90
Distributions Reinvested	3	6
Redeemed	(17)	(93)
Class C:
Subscribed	23	176
Distributions Reinvested	2	12
Redeemed	(213)	(265)
Class R6:*
Subscribed	20,889	22,440
Distributions Reinvested	9,018	14,433
Redeemed	(24,682)	(25,180)
Class IR:
Distributions Reinvested	— @	— @
Net Decrease in Net Assets Resulting from Capital Share Transactions	(5,738)	(43,025)
Redemption Fees	— @	— @
Total Increase (Decrease) in Net Assets	38,606	(243,512)
Net Assets:
Beginning of Period	478,622	722,134
End of Period	$517,228	$478,622
The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Emerging Markets Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	874	2,275
Shares Issued on Distributions Reinvested	178	365
Shares Redeemed	(1,600)	(5,388)
Net Decrease in Class I Shares Outstanding	(548)	(2,748)
Class A:
Shares Subscribed	35	61
Shares Issued on Distributions Reinvested	6	12
Shares Redeemed	(63)	(165)
Net Decrease in Class A Shares Outstanding	(22)	(92)
Class L:
Shares Exchanged	—	5
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(1)	(5)
Net Increase (Decrease) in Class L Shares Outstanding	(1)	— @@
Class C:
Shares Subscribed	1	9
Shares Issued on Distributions Reinvested	— @@	1
Shares Redeemed	(12)	(12)
Net Decrease in Class C Shares Outstanding	(11)	(2)
Class R6:*
Shares Subscribed	1,101	1,115
Shares Issued on Distributions Reinvested	466	799
Shares Redeemed	(1,296)	(1,217)
Net Increase in Class R6 Shares Outstanding	271	697
Class IR:
Shares Issued on Distributions Reinvested	— @@	— @@

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Emerging Markets Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$18.24		$25.44		$26.85		$23.69		$22.53
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.35		0.34		0.17		0.13		0.41
Net Realized and Unrealized Gain (Loss)	1.85		(6.72)		0.73		3.32		3.92
Total from Investment Operations	2.20		(6.38)		0.90		3.45		4.33
Distributions from and/or in Excess of:
Net Investment Income	(0.49)		(0.15)		(0.46)		(0.14)		(0.18)
Net Realized Gain	—		(0.67)		(1.85)		(0.15)		(2.99)
Total Distributions	(0.49)		(0.82)		(2.31)		(0.29)		(3.17)
Redemption Fees	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)
Net Asset Value, End of Period	$19.95		$18.24		$25.44		$26.85		$23.69
Total Return(3)	12.16	%(4)	(25.06)%		3.55%		14.58%		19.44%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$147,876		$145,218		$272,406		$312,834		$277,114
Ratio of Expenses Before Expense Limitation	1.12%		1.16%		1.09%		1.10%		1.16%
Ratio of Expenses After Expense Limitation	0.97	%(5)(6)(7)	1.05	%(7)	1.05	%(7)	1.05	%(7)	1.05	%(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.05	%(7)	1.05	%(7)	1.05	%(7)	1.05	%(7)
Ratio of Net Investment Income	1.84	%(5)(7)	1.68	%(7)	0.61	%(7)	0.58	%(7)	1.69	%(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)
Portfolio Turnover Rate	34%		38%		39%		57%		58%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class I shares.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class I shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.01%	1.80%

(6)  Effective April 28, 2023, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.99% for Class I shares. Prior to April 28, 2023, the maximum ratio was 1.05% for Class I shares.

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Emerging Markets Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$17.70		$24.69		$26.13		$23.05		$21.99
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.27		0.26		0.08		0.05		0.30
Net Realized and Unrealized Gain (Loss)	1.79		(6.51)		0.71		3.22		3.85
Total from Investment Operations	2.06		(6.25)		0.79		3.27		4.15
Distributions from and/or in Excess of:
Net Investment Income	(0.42)		(0.07)		(0.38)		(0.04)		(0.10)
Net Realized Gain	—		(0.67)		(1.85)		(0.15)		(2.99)
Total Distributions	(0.42)		(0.74)		(2.23)		(0.19)		(3.09)
Redemption Fees	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)
Net Asset Value, End of Period	$19.34		$17.70		$24.69		$26.13		$23.05
Total Return(3)	11.73	%(4)	(25.31)%		3.23%		14.21%		19.08%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,011		$4,978		$9,222		$7,907		$11,195
Ratio of Expenses Before Expense Limitation	1.44%		1.48%		1.39%		1.43%		1.43%
Ratio of Expenses After Expense Limitation	1.33	%(5)(6)(7)	1.38	%(7)	1.36	%(7)	1.38	%(7)	1.34	%(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.38	%(7)	1.36	%(7)	1.38	%(7)	1.34	%(7)
Ratio of Net Investment Income	1.48	%(5)(7)	1.30	%(7)	0.28	%(7)	0.24	%(7)	1.26	%(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)
Portfolio Turnover Rate	34%		38%		39%		57%		58%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class A shares.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class A shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.37%	1.44%

(6)  Effective April 28, 2023, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to April 28, 2023, the maximum ratio was 1.40% for Class A shares.

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Emerging Markets Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$17.20		$24.05		$25.51		$22.59		$21.64
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	0.18		0.16		(0.06)		(0.08)		0.17
Net Realized and Unrealized Gain (Loss)	1.74		(6.34)		0.68		3.15		3.77
Total from Investment Operations	1.92		(6.18)		0.62		3.07		3.94
Distributions from and/or in Excess of:
Net Investment Income	(0.34)		—		(0.23)		—		—
Net Realized Gain	—		(0.67)		(1.85)		(0.15)		(2.99)
Total Distributions	(0.34)		(0.67)		(2.08)		(0.15)		(2.99)
Redemption Fees	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)
Net Asset Value, End of Period	$18.78		$17.20		$24.05		$25.51		$22.59
Total Return(3)	11.19	%(4)	(25.68)%		2.64%		13.65%		18.37%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$170		$169		$233		$215		$210
Ratio of Expenses Before Expense Limitation	3.19%		2.88%		2.69%		3.06%		2.47%
Ratio of Expenses After Expense Limitation	1.83	%(5)(6)(7)	1.90	%(7)	1.90	%(7)	1.90	%(7)	1.90	%(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.90	%(7)	1.90	%(7)	1.90	%(7)	1.90	%(7)
Ratio of Net Investment Income (Loss)	0.98	%(5)(7)	0.87	%(7)	(0.23	)%(7)	(0.40	)%(7)	0.73	%(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)
Portfolio Turnover Rate	34%		38%		39%		57%		58%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class L shares.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class L shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.87%	0.94%

(6)  Effective April 28, 2023, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to April 28, 2023, the maximum ratio was 1.90% for Class L shares.

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Emerging Markets Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$17.12		$24.01		$25.29		$22.45		$21.57
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	0.13		0.09		(0.10)		(0.11)		0.11
Net Realized and Unrealized Gain (Loss)	1.74		(6.31)		0.67		3.10		3.76
Total from Investment Operations	1.87		(6.22)		0.57		2.99		3.87
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		—		—		—		—
Net Realized Gain	—		(0.67)		(1.85)		(0.15)		(2.99)
Total Distributions	(0.21)		(0.67)		(1.85)		(0.15)		(2.99)
Redemption Fees	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)
Net Asset Value, End of Period	$18.78		$17.12		$24.01		$25.29		$22.45
Total Return(3)	10.93	%(4)	(25.89)%		2.43%		13.32%		18.16%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$173		$338		$531		$530		$454
Ratio of Expenses Before Expense Limitation	3.13%		2.97%		2.42%		2.60%		2.58%
Ratio of Expenses After Expense Limitation	2.10	%(5)(6)(7)	2.15	%(7)	2.15	%(7)	2.15	%(7)	2.15	%(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		2.15	%(7)	2.15	%(7)	2.15	%(7)	2.15	%(7)
Ratio of Net Investment Income (Loss)	0.71	%(5)(7)	0.47	%(7)	(0.39	)%(7)	(0.53	)%(7)	0.47	%(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)
Portfolio Turnover Rate	34%		38%		39%		57%		58%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class C shares.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class C shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	2.12%	0.69%

(6)  Effective April 28, 2023, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.10% for Class C shares. Prior to April 28, 2023, the maximum ratio was 2.15% for Class C shares.

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Emerging Markets Portfolio

	Class R6(1)
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$18.23		$25.43		$26.85		$23.68		$22.52
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.36		0.35		0.20		0.15		0.36
Net Realized and Unrealized Gain (Loss)	1.85		(6.71)		0.72		3.33		4.00
Total from Investment Operations	2.21		(6.36)		0.92		3.48		4.36
Distributions from and/or in Excess of:
Net Investment Income	(0.51)		(0.17)		(0.49)		(0.16)		(0.21)
Net Realized Gain	—		(0.67)		(1.85)		(0.15)		(2.99)
Total Distributions	(0.51)		(0.84)		(2.34)		(0.31)		(3.20)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$19.93		$18.23		$25.43		$26.85		$23.68
Total Return(4)	12.18	%(5)	(24.98)%		3.63%		14.73%		19.58%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$363,988		$327,910		$439,730		$440,346		$524,416
Ratio of Expenses Before Expense Limitation	1.00%		1.06%		0.98%		1.00%		1.04%
Ratio of Expenses After Expense Limitation	0.91	%(6)(7)	0.95	%(7)	0.95	%(7)	0.95	%(7)	0.95	%(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.95	%(7)	0.95	%(7)	0.95	%(7)	0.95	%(7)
Ratio of Net Investment Income	1.90	%(6)(7)	1.75	%(7)	0.71	%(7)	0.67	%(7)	1.47	%(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)
Portfolio Turnover Rate	34%		38%		39%		57%		58%

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class R6 shares.

(6)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class R6 shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.95%	1.86%

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Emerging Markets Portfolio

	Class IR
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$18.23		$25.43		$26.85		$23.68		$22.54
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.36		0.35		0.20		0.12		0.40
Net Realized and Unrealized Gain (Loss)	1.85		(6.71)		0.72		3.36		3.94
Total from Investment Operations	2.21		(6.36)		0.92		3.48		4.34
Distributions from and/or in Excess of:
Net Investment Income	(0.51)		(0.17)		(0.49)		(0.16)		(0.21)
Net Realized Gain	—		(0.67)		(1.85)		(0.15)		(2.99)
Total Distributions	(0.51)		(0.84)		(2.34)		(0.31)		(3.20)
Redemption Fees	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)
Net Asset Value, End of Period	$19.93		$18.23		$25.43		$26.85		$23.68
Total Return(3)	12.18	%(4)	(24.98)%		3.63%		14.73%		19.53%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$10		$9		$12		$12		$10
Ratio of Expenses Before Expense Limitation	22.94%		22.06%		16.98%		21.21%		21.52%
Ratio of Expenses After Expense Limitation	0.91	%(5)(6)	0.95	%(6)	0.95	%(6)	0.95	%(6)	0.95	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.95	%(6)	0.95	%(6)	0.95	%(6)	0.95	%(6)
Ratio of Net Investment Income	1.89	%(5)(6)	1.75	%(6)	0.71	%(6)	0.55	%(6)	1.62	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	34%		38%		39%		57%		58%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class IR shares.

(5)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class IR shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.95%	1.85%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-three separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying financial statements relates to the Emerging Markets Portfolio. The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

The Fund has issued six classes of shares — Class I, Class A, Class L, Class C, Class R6 and Class IR. Class C shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors. Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (5) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (6) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs; and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$—	$2,782	$—	$2,782
Automobiles	—	27,893	—	27,893
Banks	5,263	102,870	—	108,133
Beverages	—	10,880	—	10,880
Broadline Retail	—	12,773	—	12,773
Capital Markets	—	10,992	—	10,992
Chemicals	—	4,192	—	4,192
Construction & Engineering	—	5,792	—	5,792
Consumer Finance	—	5,307	—	5,307

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Consumer Staples Distribution & Retail	$10,349	$7,424	$—	$17,773
Electrical Equipment	—	12,084	—	12,084
Electronic Equipment, Instruments & Components	—	4,848	—	4,848
Financial Services	—	6,306	—	6,306
Food Products	8,614	13,283	—	21,897
Ground Transportation	—	8,488	—	8,488
Health Care Providers & Services	—	4,737	—	4,737
Hotels, Restaurants & Leisure	6,926	1,953	—	8,879
Industrial Conglomerates	—	5,099	—	5,099
Information Technology Services	2,946	6,358	—	9,304
Insurance	6,248	16,097	—	22,345
Interactive Media & Services	1,847	14,804	—	16,651
Machinery	—	4,568	—	4,568
Metals & Mining	—	28,487	—	28,487
Oil, Gas & Consumable Fuels	—	22,030	—	22,030
Paper & Forest Products	—	2,339	—	2,339
Personal Care Products	—	2,817	—	2,817
Pharmaceuticals	—	3,135	—	3,135
Real Estate Management & Development	1,284	6,089	—	7,373
Semiconductors & Semiconductor Equipment	10,976	51,941	—	62,917
Specialty Retail	—	1,156	—	1,156
Tech Hardware, Storage & Peripherals	—	31,062	—	31,062
Textiles, Apparel & Luxury Goods	—	18,371	—	18,371
Transportation Infrastructure	2,238	—	—	2,238
Total Common Stocks	56,691	456,957	—	513,648
Rights	10	—	—	10
Short-Term Investment
Investment Company	7,878	—	—	7,878
Total Assets	$64,579	$456,957	$—	$521,536

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.

As of December 31, 2023, the Fund did not have any open futures contracts.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

contract for the year ended December 31, 2023 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Equity Risk	Futures Contracts	$(26)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Equity Risk	Futures Contracts	$(3)

For the year ended December 31, 2023, the approximate average monthly amount outstanding for each derivative type is as follows:

Futures Contracts:
Average monthly notional value	$10,926,000

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker/dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2023:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amount Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$552	(a)	$—	$(552	)(b)(c)	$0

(a) Represents market value of loaned securities at year end.

(b) The Fund received non-cash collateral of approximately $585,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

6.  Redemption Fees: The Fund will assess a 2% redemption fee, on Class I shares, Class A shares, Class L shares, Class C shares, Class R6 shares and Class IR shares which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency, co-transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Next $1.5 billion	Over $2.5 billion
0.85%	0.75%	0.70%	0.65%

Effective April 28, 2023, the Adviser provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Next $1.5 billion	Over $2.5 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2023, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.73% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares, 1.40% for Class A shares, 1.90% for Class L shares, 2.15% for Class C shares, 0.95% for Class R6 shares and 0.95% for Class IR shares. Effective April 28, 2023, the Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses will not exceed 0.99% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares and 2.10% for Class C shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2023, approximately $229,000 of advisory fees were waived and approximately $114,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The Adviser agreed to reimburse the Fund for prior years overpayment of transfer agency and sub transfer agency fees. This was reflected as "Reimbursement of Transfer Agency and Sub Transfer Agency Fees" in the Statement of Operations.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Statement of Operations, amounted to approximately $5,000.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $163,621,000 and $182,535,000, respectively. There were no purchases and sales of long-term

U.S. Government securities for the year ended December 31, 2023.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, advisory fees paid were reduced by approximately $15,000 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2023 is as follows:

Affiliated Investment Company	Value December 31, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$—	$106,947	$99,069	$484
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2023 (000)
Liquidity Fund	$—	$—	$7,878

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:		2022 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$12,730	$—	$4,250	$17,250

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2023.

At December 31, 2023, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$826	$—

At December 31, 2023, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $5,883,000 and $8,498,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2023, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 78.8%.

K. Market Risk: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments, which may in turn impact valuation, the Fund's ability to sell securities and/or its ability to meet redemptions.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders of Emerging Markets Portfolio
and the Board of Directors of
Morgan Stanley Institutional Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 29, 2024

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2023. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $9,171,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $2,757,000 and has derived net income from sources within foreign countries amounting to approximately $15,172,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fun on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				87

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	88

Formerly, Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994 (Retired December 31, 2023)	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	88	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

39

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

40

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

41

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
1585 Broadway
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

42

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

© 2024 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMANN
6337064 EXP 02.28.25

Morgan Stanley Institutional Fund, Inc.

Global Concentrated Portfolio

Annual Report

December 31, 2023

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Table of Contents (unaudited)

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	21
Liquidity Risk Management Program	22
Federal Tax Notice	23
Important Notices	24
U.S. Customer Privacy Notice	25
Directors and Officers Information	28

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 869-6397. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this annual report, in which you will learn how your investment in Global Concentrated Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2024

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Expense Example (unaudited)

Global Concentrated Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Actual Ending Account Value 12/31/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Concentrated Portfolio Class I	$1,000.00	$1,044.60	$1,020.27	$5.05	$4.99	0.98%
Global Concentrated Portfolio Class A	1,000.00	1,043.10	1,018.90	6.44	6.36	1.25
Global Concentrated Portfolio Class C	1,000.00	1,039.60	1,015.07	10.33	10.21	2.01
Global Concentrated Portfolio Class R6	1,000.00	1,045.60	1,020.62	4.69	4.63	0.91

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period.

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited)

Global Concentrated Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 18.42%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI World Net Index (the "Index"), which returned 23.79%.

Factors Affecting Performance

•  Despite strong absolute results, active managers generally experienced a challenging year in 2023, as the uber-growth mega-cap technology stocks drove much of the strong performance of the benchmark for the year through October 2023.

•  Stocks within the portfolio are chosen to pursue high active share (20 names), while maintaining low correlation, thus limiting the exposure of a single theme within the portfolio.

•  Market breadth widening benefited the portfolio and its stock picking, positively impacting portfolio performance relative to the Index for the fourth quarter of 2023.

•  The strong rally into year-end 2023 broadened beyond that small group of mega-cap technology stocks, an indicator that historically has meant better times ahead for active stock pickers.

•  For the duration of the reporting period, the Fund held primarily value and growth stocks, with some exposure to more defensive stocks to help mitigate market volatility.

•  Value stocks were, and continue to be, historically inexpensive with strong balance sheets.

•  Throughout the reporting period, the portfolio was balanced with exposure to quality growth, with only some exposure to uber-growth stocks to manage how much risk was added to the portfolio.

•  From a geographic standpoint, regional positioning had a largely neutral contribution to relative performance for the period.

•  As of the close of the period, the portfolio continued to hold both growth (technology and consumer discretionary) and value (financials and industrials) stocks. The portfolio remained underweight in the defensive sectors (health care and consumer staples) at period-end. Growth and value stocks are currently priced at reasonable levels in terms of valuations, while defensive stocks are expensive, the result of investors clamoring for perceived relative safety. Managing the overall risk of the portfolio continues to be a priority. Despite an overall positive thesis for the market in 2024, the expectation is that the market will be more volatile in contrast to the previous year.

•  Within stock selection, the single largest detractor from relative performance for the period was a position in an investment grade rated regional bank with a strong investment portfolio. The bank suffered from a concentration of risk in its deposit base and was impacted by a classic "run on the bank," almost completely wiping out the stock overnight. The demise of this stock more than fully accounted for the relative underperformance of the Fund for the period. Additionally, not owning the full suite of uber-growth mega-cap technology stocks in the Index negatively impacted relative performance, as did the portfolio overweight to China.

•  The Fund's relative performance benefited from its allocation to a subset of uber-growth mega-cap technology stocks. Additionally, the portfolio underweight to health care and overweight to consumer discretionary stocks benefited relative performance. Likewise, the portfolio overweight to Taiwan positively contributed to relative performance for the period. Stock selection within the European region had a particularly strong positive contribution to relative performance for the period.

Management Strategies

•  There have been no changes to the investment process during the period. Applied Equity Advisors' investment process is comprised of two parts: a Style Positioning Engine and a Stock Selection Engine. The first step, the Style Positioning Engine, takes into account not only what market styles (growth, value, defensive) or areas of the market are in leadership, but also how much momentum a particular style has, whether that style is cheap or expensive, and whether the timing is right to be

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Global Concentrated Portfolio

tilted toward that style. The timing decision comes down to the team's judgment and our combined decades of experience in factor investing. The team considers Style Positioning for each of four regions: U.S., Europe, Japan and Asia ex-Japan. With regard to the Style Positioning Engine, investing in a particular area of the market that shows cheap historical valuation levels may not appear to be advantageous at first, but if chosen correctly, sticking with that investment often proves to be successful over the longer term. The Stock Selection Engine begins its work once the desired style positioning is understood. There are three steps to the Stock Selection Engine: 1. determining which stocks are most correlated to the desired style and least correlated to other portfolio positions, 2. evaluation of the company fundamentals, and 3. Sustainability Analysis. The result is a highly active portfolio of fundamentally attractive stocks that the team believes could benefit from what we have identified to be investment styles likely to outperform in each region.

*  Minimum Investment for Class I shares

**  Commenced Operations on May 27, 2016.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and R6 shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI World Net Index(1) and the Lipper Global Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2023 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	18.42%	12.26%	—	8.88%
Fund — Class A Shares w/o sales charges(4)	18.05	11.91	—	8.53
Fund — Class A Shares with maximum 5.25% sales charges(4)	11.88	10.72	—	7.76
Fund — Class C Shares w/o sales charges(4)	17.21	11.09	—	7.73
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	16.21	11.09	—	7.73
Fund — Class R6 Shares w/o sales charges(4)	18.51	12.33	—	8.94
MSCI World Net Index	23.79	12.80	—	10.63
Lipper Global Large-Cap Growth Funds Index	26.51	11.79	—	10.67

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The MSCI World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Large-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on May 27, 2016.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Portfolio of Investments

Global Concentrated Portfolio

	Shares	Value (000)
Common Stocks (99.2%)
China (8.3%)
NetEase, Inc. ADR	66,765	$6,220
Tencent Holdings Ltd. ADR	72,876	2,754
		8,974
France (3.9%)
LVMH Moet Hennessy Louis Vuitton SE ADR	26,344	4,279
India (2.2%)
HDFC Bank Ltd. ADR	35,756	2,400
Ireland (7.7%)
CRH PLC ADR	120,722	8,349
Italy (6.6%)
Ferrari NV	21,283	7,203
Japan (5.1%)
Mitsui & Co. Ltd. ADR	7,370	5,512
Taiwan (5.0%)
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	51,804	5,388
United States (60.4%)
Ameriprise Financial, Inc.	15,109	5,739
Costco Wholesale Corp.	9,871	6,516
Danaher Corp.	5,002	1,157
JPMorgan Chase & Co.	34,549	5,877
Mastercard, Inc., Class A	14,017	5,978
Microsoft Corp.	30,631	11,519
Netflix, Inc. (a)	7,761	3,779
NextEra Energy, Inc.	4,547	276
NVIDIA Corp.	17,116	8,476
Progressive Corp.	37,078	5,906
United Rentals, Inc.	10,858	6,226
Waste Management, Inc.	23,403	4,191
		65,640
Total Common Stocks (Cost $86,174)		107,745
Short-Term Investment (0.6%)
Investment Company (0.6%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $655)	654,896	655
Total Investments (99.8%) (Cost $86,829) (b)		108,400
Other Assets in Excess of Liabilities (0.2%)		268
Net Assets (100.0%)		$108,668

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  At December 31, 2023, the aggregate cost for federal income tax purposes is approximately $87,994,000. The aggregate gross unrealized appreciation is approximately $22,316,000 and the aggregate gross unrealized depreciation is approximately $1,911,000, resulting in net unrealized appreciation of approximately $20,405,000.

ADR  American Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Semiconductors & Semiconductor Equipment	12.8%
Other*	12.4
Trading Companies & Distributors	10.8
Software	10.6
Entertainment	9.2
Construction Materials	7.7
Banks	7.6
Automobiles	6.6
Consumer Staples Distribution & Retail	6.0
Financial Services	5.5
Insurance	5.5
Capital Markets	5.3
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Concentrated Portfolio

Statement of Assets and Liabilities	December 31, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $86,174)	$107,745
Investment in Security of Affiliated Issuer, at Value (Cost $655)	655
Total Investments in Securities, at Value (Cost $86,829)	108,400
Dividends Receivable	299
Receivable for Fund Shares Sold	190
Tax Reclaim Receivable	5
Receivable from Affiliate	3
Other Assets	30
Total Assets	108,927
Liabilities:
Payable for Advisory Fees	166
Payable for Fund Shares Redeemed	43
Payable for Professional Fees	23
Payable for Administration Fees	7
Payable for Shareholder Services Fees — Class A	2
Payable for Distribution and Shareholder Services Fees — Class C	4
Payable for Custodian Fees	2
Payable for Sub Transfer Agency Fees — Class I	1
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class R6	—	@
Other Liabilities	11
Total Liabilities	259
Net Assets	$108,668
Net Assets Consist of:
Paid-in-Capital	$100,318
Total Distributable Earnings	8,350
Net Assets	$108,668
CLASS I:
Net Assets	$95,405
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,399,134
Net Asset Value, Offering and Redemption Price Per Share	$17.67
CLASS A:
Net Assets	$8,088
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	462,897
Net Asset Value, Redemption Price Per Share	$17.47
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.97
Maximum Offering Price Per Share	$18.44
CLASS C:
Net Assets	$5,164
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	307,087
Net Asset Value, Offering and Redemption Price Per Share	$16.82
CLASS R6:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	631
Net Asset Value, Offering and Redemption Price Per Share	$17.70

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Concentrated Portfolio

Statement of Operations	Year Ended December 31, 2023 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $66 of Foreign Taxes Withheld)	$1,752
Dividends from Security of Affiliated Issuer (Note G)	42
Total Investment Income	1,794
Expenses:
Advisory Fees (Note B)	762
Professional Fees	150
Administration Fees (Note C)	81
Shareholder Services Fees — Class A (Note D)	18
Distribution and Shareholder Services Fees — Class C (Note D)	51
Registration Fees	61
Sub Transfer Agency Fees — Class I	41
Sub Transfer Agency Fees — Class A	3
Sub Transfer Agency Fees — Class C	2
Transfer Agency Fees — Class I (Note E)	4
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class R6 (Note E)	2
Custodian Fees (Note F)	8
Directors' Fees and Expenses	7
Shareholder Reporting Fees	5
Pricing Fees	1
Other Expenses	14
Total Expenses	1,216
Waiver of Advisory Fees (Note B)	(124)
Reimbursement of Transfer Agency and Sub Transfer Agency Fees (Note B)	(12)
Rebate from Morgan Stanley Affiliate (Note G)	(2)
Reimbursement of Class Specific Expenses — Class R6 (Note B)	(2)
Net Expenses	1,076
Net Investment Income	718
Realized Loss:
Investments Sold	(6,666)
Change in Unrealized Appreciation (Depreciation):
Investments	21,060
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	14,394
Net Increase in Net Assets Resulting from Operations	$15,112

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Concentrated Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$718	$100
Net Realized Loss	(6,666)	(5,133)
Net Change in Unrealized Appreciation (Depreciation)	21,060	(20,991)
Net Increase (Decrease) in Net Assets Resulting from Operations	15,112	(26,024)
Dividends and Distributions to Shareholders:
Class I	(748)	(162)
Class A	(44)	(1)
Class C	—	(1)
Class R6*	(— @)	(— @)
Paid-in-Capital:
Class I	—	(52)
Class A	—	—
Class C	—	—
Class R6*	—	(— @)
Total Dividends and Distributions to Shareholders	(792)	(216)
Capital Share Transactions:(1)
Class I:
Subscribed	41,049	23,023
Distributions Reinvested	748	214
Redeemed	(29,464)	(28,709)
Class A:
Subscribed	1,554	4,983
Distributions Reinvested	44	1
Redeemed	(1,301)	(4,562)
Class C:
Subscribed	515	1,582
Distributions Reinvested	—	1
Redeemed	(1,207)	(2,640)
Class R6:*
Distributions Reinvested	— @	— @
Redeemed	(7)	(45)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	11,931	(6,152)
Total Increase (Decrease) in Net Assets	26,251	(32,392)
Net Assets:
Beginning of Period	82,417	114,809
End of Period	$108,668	$82,417
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,449	1,436
Shares Issued on Distributions Reinvested	43	14
Shares Redeemed	(1,796)	(1,823)
Net Increase (Decrease) in Class I Shares Outstanding	696	(373)
Class A:
Shares Subscribed	96	321
Shares Issued on Distributions Reinvested	3	— @@
Shares Redeemed	(82)	(305)
Net Increase in Class A Shares Outstanding	17	16
Class C:
Shares Subscribed	33	101
Shares Issued on Distributions Reinvested	—	— @@
Shares Redeemed	(77)	(177)
Net Decrease in Class C Shares Outstanding	(44)	(76)
Class R6:*
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(— @@)	(3)
Net Decrease in Class R6 Shares Outstanding	(— @@)	(3)

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

@  Amount is less than $500.

@@  Amount is less than 500 shares.
The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Global Concentrated Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$15.04		$19.41		$17.12		$13.86		$10.53
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.13		0.03		0.01		0.03		0.08
Net Realized and Unrealized Gain (Loss)	2.64		(4.36)		3.02		3.23		3.40
Total from Investment Operations	2.77		(4.33)		3.03		3.26		3.48
Distributions from and/or in Excess of:
Net Investment Income	(0.14)		(0.03)		—		(0.00	)(2)	(0.15)
Net Realized Gain	—		(0.00	)(2)	(0.74)		—		—
Paid-in-Capital	—		(0.01)		—		—		—
Total Distributions	(0.14)		(0.04)		(0.74)		(0.00	)(2)	(0.15)
Net Asset Value, End of Period	$17.67		$15.04		$19.41		$17.12		$13.86
Total Return(3)	18.42	%(4)	(22.28)%		17.83%		23.52%		33.10%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$95,405		$70,730		$98,522		$45,946		$14,885
Ratio of Expenses Before Expense Limitation	1.12%		1.20%		1.17%		1.81%		1.96%
Ratio of Expenses After Expense Limitation	0.99	%(5)(6)	1.00	%(6)	1.00	%(6)	0.99	%(6)	1.00	%(6)
Ratio of Net Investment Income	0.78	%(5)(6)	0.20	%(6)	0.04	%(6)	0.21	%(6)	0.64	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	51%		34%		33%		54%		123%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class I shares.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class I shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.00%	0.77%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Global Concentrated Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$14.88		$19.20		$17.00		$13.80		$10.49
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	0.08		(0.01)		(0.05)		(0.02)		0.04
Net Realized and Unrealized Gain (Loss)	2.60		(4.31)		2.99		3.22		3.38
Total from Investment Operations	2.68		(4.32)		2.94		3.20		3.42
Distributions from and/or in Excess of:
Net Investment Income	(0.09)		—		—		(0.00	)(2)	(0.11)
Net Realized Gain	—		(0.00	)(2)	(0.74)		—		—
Total Distributions	(0.09)		(0.00	)(2)	(0.74)		(0.00	)(2)	(0.11)
Net Asset Value, End of Period	$17.47		$14.88		$19.20		$17.00		$13.80
Total Return(3)	18.05	%(4)	(22.49)%		17.42%		23.19%		32.64%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$8,088		$6,631		$8,245		$6,091		$4,009
Ratio of Expenses Before Expense Limitation	1.41%		1.49%		1.45%		2.13%		2.29%
Ratio of Expenses After Expense Limitation	1.27	%(5)(6)	1.30	%(6)	1.30	%(6)	1.31	%(6)	1.34	%(6)
Ratio of Net Investment Income (Loss)	0.49	%(5)(6)	(0.08	)%(6)	(0.29	)%(6)	(0.14	)%(6)	0.32	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	51%		34%		33%		54%		123%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class A shares.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class A shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.29%	0.47%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Global Concentrated Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$14.35		$18.66		$16.66		$13.63		$10.36
Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.04)		(0.13)		(0.18)		(0.12)		(0.06)
Net Realized and Unrealized Gain (Loss)	2.51		(4.18)		2.92		3.15		3.34
Total from Investment Operations	2.47		(4.31)		2.74		3.03		3.28
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.00	)(2)	(0.01)
Net Realized Gain	—		(0.00	)(2)	(0.74)		—		—
Total Distributions	—		(0.00	)(2)	(0.74)		(0.00	)(2)	(0.01)
Net Asset Value, End of Period	$16.82		$14.35		$18.66		$16.66		$13.63
Total Return(3)	17.21	%(4)	(23.09)%		16.58%		22.23%		31.69%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,164		$5,040		$7,969		$3,568		$2,704
Ratio of Expenses Before Expense Limitation	2.17%		2.24%		2.21%		2.91%		3.06%
Ratio of Expenses After Expense Limitation	2.04	%(5)(6)	2.05	%(6)	2.06	%(6)	2.09	%(6)	2.10	%(6)
Ratio of Net Investment Loss	(0.27	)%(5)(6)	(0.83	)%(6)	(1.00	)%(6)	(0.91	)%(6)	(0.46	)%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	51%		34%		33%		54%		123%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class C shares.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class C shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	2.05%	(0.28)%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Global Concentrated Portfolio

	Class R6(1)
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$15.06		$19.44		$17.14		$13.86		$10.53
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.14		0.03		0.04		0.03		0.09
Net Realized and Unrealized Gain (Loss)	2.65		(4.36)		3.00		3.25		3.40
Total from Investment Operations	2.79		(4.33)		3.04		3.28		3.49
Distributions from and/or in Excess of:
Net Investment Income	(0.15)		(0.04)		—		(0.00	)(3)	(0.16)
Net Realized Gain	—		(0.00	)(3)	(0.74)		—		—
Paid-in-Capital	—		(0.01)		—		—		—
Total Distributions	(0.15)		(0.05)		(0.74)		(0.00	)(3)	(0.16)
Net Asset Value, End of Period	$17.70		$15.06		$19.44		$17.14		$13.86
Total Return(4)	18.51	%(5)	(22.25)%		17.86%		23.67%		33.16%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$11		$16		$73		$43		$14
Ratio of Expenses Before Expense Limitation	19.78%		9.89%		7.26%		9.20%		17.68%
Ratio of Expenses After Expense Limitation	0.93	%(6)(7)	0.95	%(7)	0.95	%(7)	0.95	%(7)	0.95	%(7)
Ratio of Net Investment Income	0.84	%(6)(7)	0.17	%(7)	0.21	%(7)	0.22	%(7)	0.68	%(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)
Portfolio Turnover Rate	51%		34%		33%		54%		123%

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class R6 shares.

(6)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class R6 shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.95%	0.82%

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-three separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying financial statements relates to the Global Concentrated Portfolio. The Fund seeks long-term capital appreciation.

The Fund has issued four classes of shares — Class I, Class A, Class C and Class R6. Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (5) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (6) investments in mutual funds, including the

14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Automobiles	$7,203	$—	$—	$7,203
Banks	8,277	—	—	8,277
Capital Markets	5,739	—	—	5,739
Commercial Services & Supplies	4,191	—	—	4,191
Construction Materials	8,349	—	—	8,349
Consumer Staples Distribution & Retail	6,516	—	—	6,516
Electric Utilities	276	—	—	276
Entertainment	9,999	—	—	9,999
Financial Services	5,978	—	—	5,978
Insurance	5,906	—	—	5,906
Interactive Media & Services	2,754	—	—	2,754
Life Sciences Tools & Services	1,157	—	—	1,157
Semiconductors & Semiconductor Equipment	13,864	—	—	13,864
Software	11,519	—	—	11,519
Textiles, Apparel & Luxury Goods	4,279	—	—	4,279
Trading Companies & Distributors	11,738	—	—	11,738
Total Common Stocks	107,745	—	—	107,745
Short-Term Investment
Investment Company	655	—	—	655
Total Assets	$108,400	$—	$—	$108,400

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

5.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency, co-transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2023, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.63% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 2.10% for Class C shares and 0.95% for Class R6 shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2023, approximately $124,000 of advisory fees were waived and approximately $2,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser agreed to reimburse the Fund for prior years overpayment of transfer agency and sub transfer agency fees. This was reflected as "Reimbursement of Transfer Agency and Sub Transfer Agency Fees" in the Statement of Operations.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Statement of Operations, amounted to less than $500.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $61,028,000 and $50,531,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2023.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, advisory fees paid were reduced by approximately $2,000 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2023 is as follows:

Affiliated Investment Company	Value December 31, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$290	$43,574	$43,209	$42
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2023 (000)
Liquidity Fund	$—	$—	$655

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:	2022 Distributions Paid From:
Ordinary Income (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Paid-in- Capital (000)
$792	$155	$9	$52

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to a prior year tax return adjustment, resulted in the following reclassifications among the components of net assets at December 31, 2023:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$(52)	$52

At December 31, 2023, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$153	$—

At December 31, 2023, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $5,342,000 and $6,837,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2023, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 94.3%.

K. Market Risk: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

(and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments, which may in turn impact valuation, the Fund's ability to sell securities and/or its ability to meet redemptions.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders of Global Concentrated Portfolio and the Board of Directors of
Morgan Stanley Institutional Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Concentrated Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 29, 2024

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2023. For corporate shareholders 94.81% of the dividends qualified for the dividends received deduction.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2023. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $792,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fun on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				87

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	88

Formerly, Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994 (Retired December 31, 2023)	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	88	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
1585 Broadway
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

33

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

© 2024 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGCNPANN
6337127 EXP 02.28.25

Morgan Stanley Institutional Fund, Inc.

Global Core Portfolio

Annual Report

December 31, 2023

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Table of Contents (unaudited)

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	22
Liquidity Risk Management Program	23
Federal Tax Notice	24
Important Notices	25
U.S. Customer Privacy Notice	26
Directors and Officers Information	29

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 869-6397. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this annual report, in which you will learn how your investment in Global Core Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2024

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Expense Example (unaudited)

Global Core Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Actual Ending Account Value 12/31/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Core Portfolio Class I	$1,000.00	$1,043.40	$1,020.47	$4.84	$4.79	0.94%
Global Core Portfolio Class A	1,000.00	1,042.30	1,018.85	6.49	6.41	1.26
Global Core Portfolio Class C	1,000.00	1,038.10	1,014.92	10.48	10.36	2.04
Global Core Portfolio Class R6	1,000.00	1,043.80	1,020.62	4.69	4.63	0.91

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period.

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited)

Global Core Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 17.96%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI World Net Index (the "Index"), which returned 23.79%.

Factors Affecting Performance

•  Despite strong absolute results, active managers generally experienced a challenging year in 2023, as the uber-growth mega-cap technology stocks drove much of the strong performance of the benchmark for the year through October 2023.

•  Maintaining an appropriate amount of portfolio risk prevented full ownership of the full suite of these stocks, thus negatively impacting portfolio performance relative to the Index.

•  The strong rally into year-end 2023 broadened beyond that small group of mega-cap technology stocks, an indicator that historically has meant better times ahead for active stock pickers.

•  Market breadth widening benefited the portfolio and its stock picking, positively impacting portfolio performance relative to the Index for the fourth quarter of 2023.

•  For the duration of the reporting period, the Fund held both value and growth stocks, with exposure to more defensive stocks in terms of utilities and real estate investment trusts (REITs) to help mitigate market volatility.

•  Value stocks were, and continue to be, historically inexpensive with strong balance sheets.

•  Throughout the reporting period, the portfolio was balanced with exposure to quality growth, with only some exposure to uber-growth stocks to manage how much risk was added to the portfolio.

•  From a geographic standpoint, regional positioning had a largely neutral contribution to relative performance for the period.

•  At the close of the period, the portfolio continued to hold both growth (technology and consumer discretionary) and value (financials and industrials)

stocks. Growth and value stocks are currently priced at reasonable levels in terms of valuations.

•  The portfolio remained underweight in the defensive sectors (health care and consumer staples) at period-end. Defensive stocks are currently expensive, the result of investors clamoring for perceived relative safety.

•  From a regional standpoint, the portfolio has shifted more toward the U.S. at the expense of the allocation to China.

•  Managing the overall risk of the portfolio continues to be a priority. Despite an overall positive thesis for the market in 2024, the expectation is that the market will be more volatile in contrast to the previous year.

•  Within stock selection, the single largest detractors from relative performance for the period were two positions in investment grade rated regional banks with strong investment portfolios. One suffered from a concentration of risk in its deposit base and was impacted by a classic "run on the bank," almost completely wiping out the stock overnight. The second was a related casualty of the same nature. The demise of these two stocks substantially accounted for the relative underperformance of the Fund for the period. Additionally, not owning the full suite of uber-growth mega-cap technology stocks in the Index negatively impacted relative performance, as did the portfolio overweight to China.

•  The Fund's relative performance benefited from its allocation to a subset of uber-growth mega-cap technology stocks. Additionally, the portfolio underweight to health care and overweight to consumer discretionary stocks benefited relative performance. Likewise, the portfolio overweight to Taiwan positively contributed to relative performance for the period. Stock selection within the European region had a positive contribution to relative performance for the period.

Management Strategies

•  There have been no changes to the investment process during the period. Applied Equity Advisors' investment process is comprised of two parts: a Style Positioning Engine and a Stock Selection Engine. The first step, the Style Positioning Engine,

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Global Core Portfolio

considers not only what market styles (growth, value, defensive) or areas of the market are in leadership, but also how much momentum a particular style has, whether that style is cheap or expensive, and whether the timing is right to be tilted toward that style. The timing decision comes down to the team's judgment and our combined decades of experience in factor investing. The team considers Style Positioning for each of four regions: U.S., Europe, Japan and Asia ex-Japan. Regarding the Style Positioning Engine, investing in a particular area of the market that shows cheap historical valuation levels may not appear to be advantageous at first, but if chosen correctly, sticking with that investment often proves to be successful over the longer term. The Stock Selection Engine begins its work once the desired style positioning is understood. There are three steps to the Stock Selection Engine: 1. determining which stocks are most correlated to the desired style and least correlated to other portfolio positions, 2. evaluation of the company fundamentals, and 3. Sustainability Analysis. The result is a highly active portfolio of fundamentally attractive stocks that the team believes could benefit from what we have identified to be investment styles likely to outperform in each region.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Global Core Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on May 27, 2016.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and R6 shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI World Net Index(1) and the Lipper Global Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2023 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	17.96%	12.18%	—	8.36%
Fund — Class A Shares w/o sales charges(4)	17.62	11.77	—	7.97
Fund — Class A Shares with maximum 5.25% sales charges(4)	11.47	10.58	—	7.22
Fund — Class C Shares w/o sales charges(4)	16.68	10.93	—	7.17
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	15.68	10.93	—	7.17
Fund — Class R6 Shares w/o sales charges(4)	18.00	12.22	—	8.40
MSCI World Net Index	23.79	12.80	—	10.63
Lipper Global Large-Cap Growth Funds Index	26.51	11.79	—	10.67

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The MSCI World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Large-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on May 27, 2016.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Portfolio of Investments

Global Core Portfolio

	Shares	Value (000)
Common Stocks (99.1%)
China (5.5%)
NetEase, Inc. ADR	7,672	$715
Tencent Holdings Ltd. ADR	15,902	601
		1,316
France (3.5%)
LVMH Moet Hennessy Louis Vuitton SE	1,018	827
India (2.0%)
HDFC Bank Ltd. ADR	7,215	484
Ireland (8.2%)
CRH PLC ADR	23,358	1,615
Ryanair Holdings PLC ADR (a)	2,571	343
		1,958
Italy (5.8%)
Ferrari NV	4,080	1,381
Japan (4.1%)
Mitsui & Co. Ltd. ADR	856	641
Nippon Telegraph & Telephone Corp. ADR	11,594	353
		994
Taiwan (3.8%)
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	8,864	922
United Kingdom (0.5%)
Experian PLC ADR	2,770	113
United States (65.7%)
Alphabet, Inc., Class A (a)	5,315	742
Amazon.com, Inc. (a)	4,606	700
Ameriprise Financial, Inc.	2,692	1,023
Apple, Inc.	7,728	1,488
Applied Materials, Inc.	1,111	180
Brown & Brown, Inc.	5,850	416
Chevron Corp.	5,657	844
Danaher Corp.	2,522	583
Fortune Brands Innovations, Inc.	3,600	274
JPMorgan Chase & Co.	6,057	1,030
Lennar Corp., Class A	1,153	172
Linde PLC	1,122	461
Lululemon Athletica, Inc. (a)	1,344	687
Masterbrand, Inc. (a)	3,481	52
Mastercard, Inc., Class A	1,497	638
McDonald's Corp.	2,253	668
MGM Resorts International (a)	8,790	393
Microsoft Corp.	5,261	1,978
Netflix, Inc. (a)	524	255
NextEra Energy, Inc.	4,520	275
Nucor Corp.	782	136
NVIDIA Corp.	1,365	676
Progressive Corp.	3,296	525
Target Corp.	1,213	173
TJX Cos., Inc.	4,545	426
United Rentals, Inc.	1,209	693
Valero Energy Corp.	843	110
	Shares	Value (000)
Veeva Systems, Inc., Class A (a)	449	$86
Waste Management, Inc.	361	65
		15,749
Total Common Stocks (Cost $16,066)		23,744
Short-Term Investment (0.5%)
Investment Company (0.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $125)	125,418	125
Total Investments (99.6%) (Cost $16,191) (b)(c)		23,869
Other Assets in Excess of Liabilities (0.4%)		96
Net Assets (100.0%)		$23,965

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $827,000 and 3.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Financial Statements.

(c)  At December 31, 2023, the aggregate cost for federal income tax purposes is approximately $16,306,000. The aggregate gross unrealized appreciation is approximately $7,682,000 and the aggregate gross unrealized depreciation is approximately $118,000, resulting in net unrealized appreciation of approximately $7,564,000.

ADR  American Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	41.6%
Software	8.3
Semiconductors & Semiconductor Equipment	7.4
Construction Materials	6.8
Textiles, Apparel & Luxury Goods	6.4
Banks	6.3
Tech Hardware, Storage & Peripherals	6.2
Automobiles	5.8
Interactive Media & Services	5.6
Trading Companies & Distributors	5.6
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Core Portfolio

Statement of Assets and Liabilities	December 31, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $16,066)	$23,744
Investment in Security of Affiliated Issuer, at Value (Cost $125)	125
Total Investments in Securities, at Value (Cost $16,191)	23,869
Foreign Currency, at Value (Cost $—@)	—	@
Receivable for Fund Shares Sold	61
Dividends Receivable	30
Due from Adviser	23
Tax Reclaim Receivable	1
Receivable from Affiliate	1
Other Assets	28
Total Assets	24,013
Liabilities:
Payable for Professional Fees	22
Payable for Fund Shares Redeemed	11
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class C	2
Payable for Administration Fees	2
Payable for Sub Transfer Agency Fees — Class I	1
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Custodian Fees	1
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class R6	—	@
Other Liabilities	7
Total Liabilities	48
Net Assets	$23,965
Net Assets Consist of:
Paid-in-Capital	$18,386
Total Distributable Earnings	5,579
Net Assets	$23,965
CLASS I:
Net Assets	$16,116
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	950,548
Net Asset Value, Offering and Redemption Price Per Share	$16.95
CLASS A:
Net Assets	$5,221
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	311,166
Net Asset Value, Redemption Price Per Share	$16.78
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.93
Maximum Offering Price Per Share	$17.71
CLASS C:
Net Assets	$2,618
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	162,702
Net Asset Value, Offering and Redemption Price Per Share	$16.09
CLASS R6:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	611
Net Asset Value, Offering and Redemption Price Per Share	$16.96

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Core Portfolio

Statement of Operations	Year Ended December 31, 2023 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $11 of Foreign Taxes Withheld)	$357
Dividends from Security of Affiliated Issuer (Note G)	17
Total Investment Income	374
Expenses:
Advisory Fees (Note B)	170
Professional Fees	158
Registration Fees	59
Administration Fees (Note C)	18
Shareholder Services Fees — Class A (Note D)	11
Distribution and Shareholder Services Fees — Class C (Note D)	24
Transfer Agency Fees — Class I (Note E)	3
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class R6 (Note E)	2
Shareholder Reporting Fees	10
Sub Transfer Agency Fees — Class I	5
Sub Transfer Agency Fees — Class A	3
Sub Transfer Agency Fees — Class C	2
Directors' Fees and Expenses	6
Custodian Fees (Note F)	4
Pricing Fees	3
Other Expenses	11
Total Expenses	495
Waiver of Advisory Fees (Note B)	(170)
Expenses Reimbursed by Adviser (Note B)	(54)
Reimbursement of Transfer Agency and Sub Transfer Agency Fees (Note B)	(7)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class R6 (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	260
Net Investment Income	114
Realized Loss:
Investments Sold	(1,686)
Foreign Currency Translation	(— @)
Net Realized Loss	(1,686)
Change in Unrealized Appreciation (Depreciation):
Investments	5,252
Foreign Currency Translation	— @
Net Change in Unrealized Appreciation (Depreciation)	5,252
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	3,566
Net Increase in Net Assets Resulting from Operations	$3,680

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Core Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$114	$55
Net Realized Loss	(1,686)	(254)
Net Change in Unrealized Appreciation (Depreciation)	5,252	(4,498)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,680	(4,697)
Dividends and Distributions to Shareholders:
Class I	(110)	(49)
Class A	(24)	(4)
Class R6*	(— @)	(— @)
Total Dividends and Distributions to Shareholders	(134)	(53)
Capital Share Transactions:(1)
Class I:
Subscribed	9,652	4,339
Distributions Reinvested	110	49
Redeemed	(10,426)	(4,526)
Class A:
Subscribed	1,173	2,214
Distributions Reinvested	24	4
Redeemed	(688)	(339)
Class C:
Subscribed	672	982
Redeemed	(594)	(1,102)
Class R6:*
Distributions Reinvested	— @	— @
Redeemed	(7)	(9)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(84)	1,612
Total Increase (Decrease) in Net Assets	3,462	(3,138)
Net Assets:
Beginning of Period	20,503	23,641
End of Period	$23,965	$20,503
(1) Capital Share Transactions:
Class I:
Shares Subscribed	632	277
Shares Issued on Distributions Reinvested	7	3
Shares Redeemed	(678)	(292)
Net Decrease in Class I Shares Outstanding	(39)	(12)
Class A:
Shares Subscribed	76	151
Shares Issued on Distributions Reinvested	1	— @@
Shares Redeemed	(43)	(23)
Net Increase in Class A Shares Outstanding	34	128
Class C:
Shares Subscribed	44	68
Shares Redeemed	(40)	(77)
Net Increase (Decrease) in Class C Shares Outstanding	4	(9)
Class R6:*
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(— @@)	(1)
Net Decrease in Class R6 Shares Outstanding	(— @@)	(1)

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Global Core Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$14.47		$18.01		$15.99		$13.19		$10.15
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.11		0.07		0.01		0.02		0.07
Net Realized and Unrealized Gain (Loss)	2.49		(3.56)		2.78		2.78		3.07
Total from Investment Operations	2.60		(3.49)		2.79		2.80		3.14
Distributions from and/or in Excess of:
Net Investment Income	(0.12)		(0.05)		—		—		(0.09)
Net Realized Gain	—		—		(0.77)		—		—
Paid-in-Capital	—		—		—		—		(0.01)
Total Distributions	(0.12)		(0.05)		(0.77)		—		(0.10)
Net Asset Value, End of Period	$16.95		$14.47		$18.01		$15.99		$13.19
Total Return(2)	17.96	%(3)	(19.37)%		17.63%		21.23%		30.96%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$16,116		$14,324		$18,041		$9,849		$8,157
Ratio of Expenses Before Expense Limitation	1.99%		2.25%		2.13%		2.93%		2.73%
Ratio of Expenses After Expense Limitation	0.96	%(4)(5)	0.99	%(5)	0.99	%(5)	0.99	%(5)	0.98	%(5)
Ratio of Net Investment Income	0.70	%(4)(5)	0.48	%(5)	0.06	%(5)	0.18	%(5)	0.61	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	18%		17%		23%		30%		61%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class I shares.

(4)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class I shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.00%	0.66%

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Global Core Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$14.33		$17.85		$15.92		$13.17		$10.15
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	0.06		0.01		(0.05)		(0.02)		0.03
Net Realized and Unrealized Gain (Loss)	2.46		(3.52)		2.75		2.77		3.05
Total from Investment Operations	2.52		(3.51)		2.70		2.75		3.08
Distributions from and/or in Excess of:
Net Investment Income	(0.07)		(0.01)		—		—		(0.05)
Net Realized Gain	—		—		(0.77)		—		—
Paid-in-Capital	—		—		—		—		(0.01)
Total Distributions	(0.07)		(0.01)		(0.77)		—		(0.06)
Net Asset Value, End of Period	$16.78		$14.33		$17.85		$15.92		$13.17
Total Return(2)	17.62	%(3)	(19.64)%		17.14%		20.88%		30.36%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,221		$3,978		$2,678		$1,869		$2,186
Ratio of Expenses Before Expense Limitation	2.32%		2.60%		2.51%		3.32%		3.12%
Ratio of Expenses After Expense Limitation	1.29	%(4)(5)	1.35	%(5)	1.35	%(5)	1.35	%(5)	1.35	%(5)
Ratio of Net Investment Income (Loss)	0.36	%(4)(5)	0.09	%(5)	(0.31	)%(5)	(0.18	)%(5)	0.26	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	18%		17%		23%		30%		61%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class A shares.

(4)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class A shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.32%	0.33%

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Global Core Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$13.79		$17.29		$15.55		$12.97		$10.02
Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.06)		(0.09)		(0.18)		(0.12)		(0.05)
Net Realized and Unrealized Gain (Loss)	2.36		(3.41)		2.69		2.70		3.00
Total from Investment Operations	2.30		(3.50)		2.51		2.58		2.95
Distributions from and/or in Excess of:
Net Realized Gain	—		—		(0.77)		—		—
Net Asset Value, End of Period	$16.09		$13.79		$17.29		$15.55		$12.97
Total Return(2)	16.68	%(3)	(20.24)%		16.32%		19.89%		29.44%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,618		$2,186		$2,893		$1,998		$1,448
Ratio of Expenses Before Expense Limitation	3.12%		3.38%		3.25%		4.11%		3.92%
Ratio of Expenses After Expense Limitation	2.07	%(4)(5)	2.10	%(5)	2.10	%(5)	2.10	%(5)	2.10	%(5)
Ratio of Net Investment Loss	(0.41	)%(4)(5)	(0.65	)%(5)	(1.06	)%(5)	(0.94	)%(5)	(0.45	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	18%		17%		23%		30%		61%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class C shares.

(4)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class C shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	2.10%	(0.44)%

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Global Core Portfolio

	Class R6(1)
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$14.48		$18.01		$15.99		$13.18		$10.15
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.11		0.08		0.02		0.03		0.07
Net Realized and Unrealized Gain (Loss)	2.50		(3.55)		2.77		2.78		3.06
Total from Investment Operations	2.61		(3.47)		2.79		2.81		3.13
Distributions from and/or in Excess of:
Net Investment Income	(0.13)		(0.06)		—		—		(0.09)
Net Realized Gain	—		—		(0.77)		—		—
Paid-in-Capital	—		—		—		—		(0.01)
Total Distributions	(0.13)		(0.06)		(0.77)		—		(0.10)
Net Asset Value, End of Period	$16.96		$14.48		$18.01		$15.99		$13.18
Total Return(3)	18.00	%(4)	(19.28)%		17.55%		21.40%		30.90%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$10		$15		$29		$16		$13
Ratio of Expenses Before Expense Limitation	16.70%		15.01%		13.09%		18.19%		18.98%
Ratio of Expenses After Expense Limitation	0.93	%(5)(6)	0.95	%(6)	0.95	%(6)	0.95	%(6)	0.95	%(6)
Ratio of Net Investment Income	0.72	%(5)(6)	0.49	%(6)	0.10	%(6)	0.22	%(6)	0.63	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	18%		17%		23%		30%		61%

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class R6 shares.

(5)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class R6 shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.95%	0.70%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-three separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying financial statements relates to the Global Core Portfolio. The Fund seeks long-term capital appreciation.

The Fund has issued four classes of shares — Class I, Class A, Class C and Class R6. Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (5) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Automobiles	$1,381	$—	$—	$1,381
Banks	1,514	—	—	1,514
Broadline Retail	700	—	—	700
Building Products	326	—	—	326
Capital Markets	1,023	—	—	1,023
Chemicals	461	—	—	461
Commercial Services & Supplies	65	—	—	65
Construction Materials	1,615	—	—	1,615
Consumer Staples Distribution & Retail	173	—	—	173
Diversified Telecommunication Services	353	—	—	353
Electric Utilities	275	—	—	275
Entertainment	970	—	—	970
Financial Services	638	—	—	638
Health Care Technology	86	—	—	86
Hotels, Restaurants & Leisure	1,061	—	—	1,061
Household Durables	172	—	—	172
Insurance	941	—	—	941
Interactive Media & Services	1,343	—	—	1,343
Life Sciences Tools & Services	583	—	—	583
Metals & Mining	136	—	—	136
Oil, Gas & Consumable Fuels	954	—	—	954

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Passenger Airlines	$343	$—	$—	$343
Professional Services	113	—	—	113
Semiconductors & Semiconductor Equipment	1,778	—	—	1,778
Software	1,978	—	—	1,978
Specialty Retail	426	—	—	426
Tech Hardware, Storage & Peripherals	1,488	—	—	1,488
Textiles, Apparel & Luxury Goods	687	827	—	1,514
Trading Companies & Distributors	1,334	—	—	1,334
Total Common Stocks	22,917	827	—	23,744
Short-Term Investment
Investment Company	125	—	—	125
Total Assets	$23,042	$827	$—	$23,869

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

5.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency, co-transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2023, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares,

2.10% for Class C shares and 0.95% for Class R6 shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2023, approximately $170,000 of advisory fees were waived and approximately $57,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser agreed to reimburse the Fund for prior years overpayment of transfer agency and sub transfer agency fees. This was reflected as "Reimbursement of Transfer Agency and Sub Transfer Agency Fees" in the Statement of Operations.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Statement of Operations, amounted to less than $500.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $4,506,000 and $4,002,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2023.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2023 is as follows:

Affiliated Investment Company	Value December 31, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$726	$11,142	$11,743	$17
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2023 (000)
Liquidity Fund	$—	$—	$125

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:	2022 Distributions Paid From:
Ordinary Income (000)	Ordinary Income (000)	Paid-in- Capital (000)
$134	$51	$2

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to a prior year tax return adjustment, resulted in the following reclassifications among the components of net assets at December 31, 2023:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$(2)	$2

At December 31, 2023, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$25	$—

At December 31, 2023, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $361,000 and $1,625,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2023, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 98.1%.

K. Market Risk: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

global financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments, which may in turn impact valuation, the Fund's ability to sell securities and/or its ability to meet redemptions.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders of Global Core Portfolio
and the Board of Directors of
Morgan Stanley Institutional Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Core Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 29, 2024

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2023. For corporate shareholders 97.37% of the dividends qualified for the dividends received deduction.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2023. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $131,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fun on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited)   April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				87

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	88

Formerly, Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994 (Retired December 31, 2023)	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	88	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
1585 Broadway
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

34

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

© 2024 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGCPANN
6337189 EXP 02.28.25

Morgan Stanley Institutional Fund, Inc.

Global Endurance Portfolio

Annual Report

December 31, 2023

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Table of Contents (unaudited)

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	22
Liquidity Risk Management Program	23
Federal Tax Notice	24
Important Notices	25
U.S. Customer Privacy Notice	26
Directors and Officers Information	29

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 869-6397. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this annual report, in which you will learn how your investment in Global Endurance Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2024

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Expense Example (unaudited)

Global Endurance Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Actual Ending Account Value 12/31/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Endurance Portfolio Class I	$1,000.00	$1,068.60	$1,021.27	$4.07	$3.97	0.78%
Global Endurance Portfolio Class A	1,000.00	1,067.10	1,019.26	6.15	6.01	1.18
Global Endurance Portfolio Class C	1,000.00	1,063.10	1,015.88	9.62	9.40	1.85
Global Endurance Portfolio Class R6	1,000.00	1,069.00	1,021.78	3.55	3.47	0.68

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period.

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited)

Global Endurance Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 72.56%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI All Country World Net Index (the "Index"), which returned 22.20%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Global equities performed well in 2023, as economies did a better-than-expected job of withstanding the rapid increases in interest rates needed to cool inflation from post-pandemic highs and excitement about artificial intelligence drove a narrow group of mega-cap technology stocks to significantly outperform. While tightening conditions had become a headwind to the eurozone and U.K. economies toward the end of 2023, the widely predicted recessions did not materialize and the U.S. economy remained particularly resilient. Over the year, softening inflation data and relatively tight labor markets allowed central banks to slow and eventually pause interest rate increases, bolstering sentiment that rate hiking cycles were ending and rate cuts would follow. Meanwhile, markets also faced a U.S. regional banking crisis triggered by high interest rates, concerns about the U.S. government's debt levels and budget, a disappointing economic recovery in China and multiple geopolitical flashpoints.

•  Global equities, as measured by the Index, advanced in the 12-month period. All sectors had positive performance, led by information technology, communication services and consumer discretionary. Utilities, consumer staples and health care were the weakest performing sectors in the Index over this period.

•  Counterpoint Global manages focused portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund outperformed the Index in this reporting period primarily due to favorable stock selection with sector allocations also contributing.

•  Consumer discretionary was by far the greatest contributor to relative performance, driven by strong stock selection. An average overweight in the sector also added to relative performance. Stocks selection in information technology and communication services added to relative gains, as did an average overweight in information technology. Smaller positive contributions to relative performance came from financials, real estate, industrials, utilities, materials and energy. Given the magnitude of the Fund's outperformance over the Index, there were few sector-level detractors from relative performance. Stock selection in consumer staples and health care had a small negative impact on relative performance, but it was more than offset by the positive contributions of the other sectors in the portfolio.

Management Strategies

•  Our investments are based upon company-specific fundamentals and our expectations of the businesses' long-term growth potential, not upon quarterly earnings, market volatility or non-fundamental, macro factors.

•  We manage focused portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. Sector and geographic weights are a result of the stock selection process and change over time based on our assessment of the opportunity set. Given our philosophy and bottom-up approach, performance is primarily driven by stock selection.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Global Endurance Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on December 31, 2018.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and R6 shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI All Country World Net Index(1) and the Lipper Global Small-/Mid-Cap Funds Index(2)

	Period Ended December 31, 2023 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	72.56%	11.81%	—	11.81%
Fund — Class A Shares w/o sales charges(4)	72.03	11.40	—	11.40
Fund — Class A Shares with maximum 5.25% sales charges(4)	63.02	10.21	—	10.21
Fund — Class C Shares w/o sales charges(4)	70.62	10.59	—	10.59
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	69.62	10.59	—	10.59
Fund — Class R6 Shares w/o sales charges(4)	72.66	11.85	—	11.85
MSCI All Country World Net Index	22.20	11.72	—	11.72
Lipper Global Small-/Mid-Cap Funds Index	15.60	9.87	—	9.87

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The MSCI All Country World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Small-/Mid-Cap Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Small-/Mid-Cap Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Small-/Mid-Cap Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 31, 2018.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Portfolio of Investments

Global Endurance Portfolio

	Shares	Value (000)
Common Stocks (91.7%)
France (5.4%)
Eurofins Scientific SE	36,858	$2,404
Israel (5.5%)
Global-e Online Ltd. (a)	39,120	1,550
Wix.com Ltd. (a)	7,438	915
		2,465
Netherlands (6.1%)
Adyen NV (a)	1,402	1,810
Basic-Fit NV (a)(b)	29,773	927
		2,737
United Kingdom (11.9%)
Babcock International Group PLC	412,616	2,074
Victoria PLC (a)(b)	837,028	3,218
		5,292
United States (62.8%)
Appian Corp., Class A (a)	57,725	2,174
Arbutus Biopharma Corp. (a)	141,764	355
Bill Holdings, Inc. (a)	15,958	1,302
Carvana Co. (a)	35,667	1,888
Cricut, Inc., Class A	388,276	2,559
Dollar General Corp.	16,532	2,248
Fastly, Inc., Class A (a)	120,661	2,148
Floor & Decor Holdings, Inc., Class A (a)	23,379	2,608
Hilton Worldwide Holdings, Inc.	5,436	990
HubSpot, Inc. (a)	2,771	1,609
Installed Building Products, Inc.	1,361	249
Interactive Brokers Group, Inc., Class A	8,240	683
Lithia Motors, Inc., Class A	6,324	2,082
ProKidney Corp. (a)	142,653	254
ROBLOX Corp., Class A (a)	40,186	1,837
Roivant Sciences Ltd. (a)	52,218	586
Royalty Pharma PLC, Class A	54,551	1,532
SilverSun Technologies, Inc.	29,381	503
Toast, Inc., Class A (a)	86,325	1,576
ZoomInfo Technologies, Inc., Class A (a)	42,792	792
		27,975
Total Common Stocks (Cost $44,429)		40,873
Short-Term Investments (9.3%)
Investment Company (8.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $3,762)	3,762,464	3,762
Securities held as Collateral on Loaned Securities (0.8%)
Investment Company (0.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	305,986	306
	Face Amount (000)	Value (000)
Repurchase Agreements (0.1%)
Citigroup, Inc., (5.33%, dated 12/29/23, due 1/2/24; proceeds $23; fully collateralized by U.S. Government obligations; 0.25% - 3.00% due 5/15/24 - 11/15/49; valued at $23)	$22	$22
HSBC Securities USA, Inc., (5.33%, dated 12/29/23, due 1/2/24; proceeds $23; fully collateralized by a U.S. Government obligation; 0.00% due 8/15/27; valued at $23)	22	22
Merrill Lynch & Co., Inc., (5.31%, dated 12/29/23, due 1/2/24; proceeds $23; fully collateralized by a U.S. Government obligation; 4.75% due 11/15/53; valued at $23)	23	23
		67
Total Securities held as Collateral on Loaned Securities (Cost $373)		373
Total Short-Term Investments (Cost $4,135)		4,135
Total Investments (101.0%) (Cost $48,564) Including $1,853 of Securities Loaned (c)(d)		45,008
Liabilities in Excess of Other Assets (–1.0%)		(456)
Net Assets (100.0%)		$44,552

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2023.

(c)  The approximate fair value and percentage of net assets, $10,433,000 and 23.4%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Financial Statements.

(d)  At December 31, 2023, the aggregate cost for federal income tax purposes is approximately $53,068,000. The aggregate gross unrealized appreciation is approximately $6,535,000 and the aggregate gross unrealized depreciation is approximately $14,595,000, resulting in net unrealized depreciation of approximately $8,060,000.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	26.0%
Specialty Retail	14.7
Household Durables	13.5
Software	12.5
Short-Term Investments	8.4
Financial Services	7.6
Information Technology Services	6.9
Life Sciences Tools & Services	5.4
Consumer Staples Distribution & Retail	5.0
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2023.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Endurance Portfolio

Statement of Assets and Liabilities	December 31, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $44,496)	$40,940
Investment in Security of Affiliated Issuer, at Value (Cost $4,068)	4,068
Total Investments in Securities, at Value (Cost $48,564)	45,008
Foreign Currency, at Value (Cost $—@)	—	@
Receivable from Securities Lending Income	18
Receivable for Fund Shares Sold	18
Dividends Receivable	9
Receivable from Affiliate	8
Other Assets	50
Total Assets	45,111
Liabilities:
Collateral on Securities Loaned, at Value	373
Payable for Investments Purchased	89
Payable for Fund Shares Redeemed	38
Payable for Professional Fees	19
Payable for Advisory Fees	16
Payable for Sub Transfer Agency Fees — Class I	3
Payable for Sub Transfer Agency Fees — Class A	2
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	3
Payable for Custodian Fees	3
Payable for Shareholder Services Fees — Class A	2
Payable for Distribution and Shareholder Services Fees — Class C	1
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class R6	—	@
Other Liabilities	9
Total Liabilities	559
Net Assets	$44,552
Net Assets Consist of:
Paid-in-Capital	$91,776
Total Accumulated Loss	(47,224)
Net Assets	$44,552

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Endurance Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2023 (000)
CLASS I:
Net Assets	$36,150
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,278,120
Net Asset Value, Offering and Redemption Price Per Share	$15.87
CLASS A:
Net Assets	$7,463
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	477,555
Net Asset Value, Redemption Price Per Share	$15.63
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.87
Maximum Offering Price Per Share	$16.50
CLASS C:
Net Assets	$913
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	60,373
Net Asset Value, Offering and Redemption Price Per Share	$15.12
CLASS R6:
Net Assets	$26
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,623
Net Asset Value, Offering and Redemption Price Per Share	$15.89
(1) Including: Securities on Loan, at Value:	$1,853

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Endurance Portfolio

Statement of Operations	Year Ended December 31, 2023 (000)
Investment Income:
Income from Securities Loaned — Net	$555
Dividends from Securities of Unaffiliated Issuers (Net of $10 of Foreign Taxes Withheld)	550
Dividends from Security of Affiliated Issuer (Note G)	73
Total Investment Income	1,178
Expenses:
Advisory Fees (Note B)	304
Professional Fees	138
Registration Fees	58
Administration Fees (Note C)	30
Sub Transfer Agency Fees — Class I	15
Sub Transfer Agency Fees — Class A	8
Sub Transfer Agency Fees — Class C	— @
Shareholder Services Fees — Class A (Note D)	16
Distribution and Shareholder Services Fees — Class C (Note D)	7
Transfer Agency Fees — Class I (Note E)	12
Transfer Agency Fees — Class A (Note E)	4
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class R6 (Note E)	3
Shareholder Reporting Fees	13
Custodian Fees (Note F)	11
Directors' Fees and Expenses	6
Pricing Fees	1
Other Expenses	20
Total Expenses	649
Waiver of Advisory Fees (Note B)	(220)
Reimbursement of Transfer Agency and Sub Transfer Agency Fees (Note B)	(46)
Reimbursement of Class Specific Expenses — Class I (Note B)	(12)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class R6 (Note B)	(3)
Rebate from Morgan Stanley Affiliate (Note G)	(3)
Net Expenses	361
Net Investment Income	817
Realized Gain (Loss):
Investments Sold	(205)
Foreign Currency Translation	5
Net Realized Loss	(200)
Change in Unrealized Appreciation (Depreciation):
Investments	15,798
Foreign Currency Translation	— @
Net Change in Unrealized Appreciation (Depreciation)	15,798
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	15,598
Net Increase in Net Assets Resulting from Operations	$16,415

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Endurance Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$817	$(380)
Net Realized Loss	(200)	(40,278)
Net Change in Unrealized Appreciation (Depreciation)	15,798	(12,509)
Net Increase (Decrease) in Net Assets Resulting from Operations	16,415	(53,167)
Dividends and Distributions to Shareholders:
Class I	(649)	—
Class A	(114)	—
Class C	(10)	—
Class R6*	(— @)	—
Total Dividends and Distributions to Shareholders	(773)	—
Capital Share Transactions:(1)
Class I:
Subscribed	10,916	15,697
Distributions Reinvested	649	—
Redeemed	(6,181)	(21,483)
Class A:
Subscribed	11,155	4,361
Distributions Reinvested	114	—
Redeemed	(8,393)	(2,038)
Class C:
Subscribed	267	331
Distributions Reinvested	10	—
Redeemed	(215)	(417)
Class R6:*
Subscribed	15	2
Distributions Reinvested	— @	—
Redeemed	(8)	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	8,329	(3,547)
Total Increase (Decrease) in Net Assets	23,971	(56,714)
Net Assets:
Beginning of Period	20,581	77,295
End of Period	$44,552	$20,581
(1) Capital Share Transactions:
Class I:
Shares Subscribed	835	899
Shares Issued on Distributions Reinvested	42	—
Shares Redeemed	(430)	(1,608)
Net Increase (Decrease) in Class I Shares Outstanding	447	(709)
Class A:
Shares Subscribed	739	237
Shares Issued on Distributions Reinvested	8	—
Shares Redeemed	(583)	(114)
Net Increase in Class A Shares Outstanding	164	123
Class C:
Shares Subscribed	19	25
Shares Issued on Distributions Reinvested	1	—
Shares Redeemed	(18)	(25)
Net Increase in Class C Shares Outstanding	2	— @@
Class R6:*
Shares Subscribed	1	— @@
Shares Issued on Distributions Reinvested	— @@	—
Shares Redeemed	(1)	—
Net Increase in Class R6 Shares Outstanding	— @@	— @@

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Global Endurance Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$9.37		$27.75		$26.51		$13.03		$9.98
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	0.31		(0.13)		(0.28)		(0.09)		(0.05)
Net Realized and Unrealized Gain (Loss)	6.48		(18.25)		2.82		14.41		3.10
Total from Investment Operations	6.79		(18.38)		2.54		14.32		3.05
Distributions from and/or in Excess of:
Net Investment Income	(0.29)		—		(0.02)		(0.03)		—
Net Realized Gain	—		—		(1.28)		(0.81)		—
Total Distributions	(0.29)		—		(1.30)		(0.84)		—
Net Asset Value, End of Period	$15.87		$9.37		$27.75		$26.51		$13.03
Total Return(2)	72.56	%(3)	(66.23)%		9.59%		110.03%		30.30%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$36,150		$17,152		$70,478		$7,854		$2,757
Ratio of Expenses Before Expense Limitation	1.62%		1.67%		1.34%		5.12%		14.17%
Ratio of Expenses After Expense Limitation	0.87	%(4)(5)	1.00	%(5)	0.99	%(5)	1.00	%(5)	1.00	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.00	%(5)	N/A		N/A		N/A
Ratio of Net Investment Income (Loss)	2.23	%(4)(5)	(0.87	)%(5)	(0.85	)%(5)	(0.52	)%(5)	(0.42	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	130%		67%		75%		46%		74%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  Performance was positively impacted by approximately 0.22% for Class I shares due to the reimbursement of transfer agency and sub transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class I shares would have been 72.34%. Refer to Note B in the Notes to Financial Statements.

(4)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class I shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.99%	2.11%

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Global Endurance Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$9.23		$27.45		$26.33		$12.99		$9.98
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	0.26		(0.17)		(0.38)		(0.19)		(0.09)
Net Realized and Unrealized Gain (Loss)	6.38		(18.05)		2.80		14.34		3.10
Total from Investment Operations	6.64		(18.22)		2.42		14.15		3.01
Distributions from and/or in Excess of:
Net Investment Income	(0.24)		—		(0.02)		(0.00	)(2)	—
Net Realized Gain	—		—		(1.28)		(0.81)		—
Total Distributions	(0.24)		—		(1.30)		(0.81)		—
Net Asset Value, End of Period	$15.63		$9.23		$27.45		$26.33		$12.99
Total Return(3)	72.03	%(4)	(66.38)%		9.20%		109.10%		29.90%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$7,463		$2,898		$5,239		$2,462		$13
Ratio of Expenses Before Expense Limitation	1.95%		1.99%		1.70%		5.67%		29.52%
Ratio of Expenses After Expense Limitation	1.23	%(5)(6)	1.35	%(6)	1.35	%(6)	1.35	%(6)	1.35	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.35	%(6)	N/A		N/A		N/A
Ratio of Net Investment Income (Loss)	1.87	%(5)(6)	(1.22	)%(6)	(1.16	)%(6)	(0.86	)%(6)	(0.77	)%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	130%		67%		75%		46%		74%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.22% for Class A shares due to the reimbursement of transfer agency and sub transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class A shares would have been 71.81%. Refer to Note B in the Notes to Financial Statements.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class A shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.34%	1.76%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Global Endurance Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$8.96		$26.81		$25.93		$12.89		$9.98
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	0.15		(0.28)		(0.62)		(0.33)		(0.18)
Net Realized and Unrealized Gain (Loss)	6.17		(17.57)		2.80		14.18		3.09
Total from Investment Operations	6.32		(17.85)		2.18		13.85		2.91
Distributions from and/or in Excess of:
Net Investment Income	(0.16)		—		(0.02)		—		—
Net Realized Gain	—		—		(1.28)		(0.81)		—
Total Distributions	(0.16)		—		(1.30)		(0.81)		—
Net Asset Value, End of Period	$15.12		$8.96		$26.81		$25.93		$12.89
Total Return(2)	70.62	%(3)	(66.58)%		8.41%		107.59%		28.90%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$913		$519		$1,547		$439		$13
Ratio of Expenses Before Expense Limitation	3.03%		3.05%		2.53%		7.61%		30.23%
Ratio of Expenses After Expense Limitation	1.96	%(4)(5)	2.10	%(5)	2.10	%(5)	2.10	%(5)	2.10	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		2.10	%(5)	N/A		N/A		N/A
Ratio of Net Investment Income (Loss)	1.14	%(4)(5)	(1.97	)%(5)	(1.92	)%(5)	(1.62	)%(5)	(1.52	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	130%		67%		75%		46%		74%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  Performance was positively impacted by approximately 0.22% for Class C shares due to the reimbursement of transfer agency and sub transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class C shares would have been 70.40%. Refer to Note B in the Notes to Financial Statements.

(4)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class C shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	2.09%	1.01%

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Global Endurance Portfolio

	Class R6(1)
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$9.38		$27.78		$26.53		$13.04		$9.98
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	0.31		(0.12)		(0.24)		(0.08)		(0.04)
Net Realized and Unrealized Gain (Loss)	6.50		(18.28)		2.79		14.41		3.10
Total from Investment Operations	6.81		(18.40)		2.55		14.33		3.06
Distributions from and/or in Excess of:
Net Investment Income	(0.30)		—		(0.02)		(0.03)		—
Net Realized Gain	—		—		(1.28)		(0.81)		—
Total Distributions	(0.30)		—		(1.30)		(0.84)		—
Net Asset Value, End of Period	$15.89		$9.38		$27.78		$26.53		$13.04
Total Return(3)	72.66	%(4)	(66.23)%		9.62%		110.08%		30.40%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$26		$12		$31		$28		$13
Ratio of Expenses Before Expense Limitation	17.07%		15.13%		7.59%		16.93%		29.13%
Ratio of Expenses After Expense Limitation	0.79	%(5)(6)	0.95	%(6)	0.95	%(6)	0.95	%(6)	0.95	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.95	%(6)	N/A		N/A		N/A
Ratio of Net Investment Income (Loss)	2.31	%(5)(6)	(0.82	)%(6)	(0.71	)%(6)	(0.47	)%(6)	(0.37	)%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	130%		67%		75%		46%		74%

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.21% for Class R6 shares due to the reimbursement of transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class R6 shares would have been 72.45%. Refer to Note B in the Notes to Financial Statements.

(5)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class R6 shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.94%	2.16%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-three separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying financial statements relates to the Global Endurance Portfolio. The Fund seeks long-term capital appreciation.

The Fund has issued four classes of shares — Class I, Class A, Class C and Class R6. Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (5) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$—	$2,074	$—	$2,074
Biotechnology	1,195	—	—	1,195
Broadline Retail	1,550	—	—	1,550
Capital Markets	683	—	—	683
Consumer Staples Distribution & Retail	2,248	—	—	2,248
Entertainment	1,837	—	—	1,837
Financial Services	1,576	1,810	—	3,386
Hotels, Restaurants & Leisure	990	927	—	1,917
Household Durables	2,808	3,218	—	6,026
Information Technology Services	3,063	—	—	3,063
Interactive Media & Services	792	—	—	792
Life Sciences Tools & Services	—	2,404	—	2,404
Pharmaceuticals	1,532	—	—	1,532
Software	5,588	—	—	5,588
Specialty Retail	6,578	—	—	6,578
Total Common Stocks	30,440	10,433	—	40,873
Short-Term Investments
Investment Company	4,068	—	—	4,068
Repurchase Agreements	—	67	—	67
Total Short-Term Investments	4,068	67	—	4,135
Total Assets	$34,508	$10,500	$—	$45,008

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker/dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2023:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$1,853	(a)	$—	$(1,853	)(b)(c)	$0

(a) Represents market value of loaned securities at year end.

(b) The Fund received cash collateral of approximately $373,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $1,647,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowings.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2023:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$373	$—	$—	$—	$373
Total Borrowings	$373	$—	$—	$—	$373
Gross amount of recognized liabilities for securities lending transactions					$373

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency, co-transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.80%	0.75%

For the year ended December 31, 2023, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.22% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 2.10% for Class C shares and 0.95% for Class R6 shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2023, approximately $220,000 of advisory fees were waived and approximately $19,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser agreed to reimburse the Fund for prior years overpayment of transfer agency and sub transfer agency fees. This was reflected as "Reimbursement of Transfer Agency and Sub Transfer Agency Fees" in the Statement of Operations.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Statement of Operations, amounted to approximately $1,000.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $51,458,000 and $46,754,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2023.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, advisory fees paid were reduced by approximately $3,000 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2023 is as follows:

Affiliated Investment Company	Value December 31, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$14	$37,572	$33,518	$73
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2023 (000)
Liquidity Fund	$—	$—	$4,068

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent

Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:		2022 Distributions Paid From:
Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$773	$—	$—	$—

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2023.

At December 31, 2023, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$80	$—

At December 31, 2023, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $15,104,000 and $24,126,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2023, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 40.9%.

K. Market Risk: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments, which may in turn impact valuation, the Fund's ability to sell securities and/or its ability to meet redemptions.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders of Global Endurance Portfolio
and the Board of Directors of
Morgan Stanley Institutional Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Endurance Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 29, 2024

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2023. For corporate shareholders 52.29% of the dividends qualified for the dividends received deduction.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2023. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $478,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fun on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited)   April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				87

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	88

Formerly, Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994 (Retired December 31, 2023)	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	88	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
1585 Broadway
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

34

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(This page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

© 2024 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGENDANN
6337268 EXP 02.28.25

Morgan Stanley Institutional Fund, Inc.

Global Focus Real Estate Portfolio

Annual Report

December 31, 2023

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Table of Contents (unaudited)

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	24
Liquidity Risk Management Program	25
Federal Tax Notice	26
Important Notices	27
U.S. Customer Privacy Notice	28
Directors and Officers Information	31

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 869-6397. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this annual report, in which you will learn how your investment in Global Focus Real Estate Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2024

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Expense Example (unaudited)

Global Focus Real Estate Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Actual Ending Account Value 12/31/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Focus Real Estate Portfolio Class I	$1,000.00	$1,097.30	$1,020.87	$4.55	$4.38	0.86%
Global Focus Real Estate Portfolio Class A	1,000.00	1,095.60	1,019.11	6.39	6.16	1.21
Global Focus Real Estate Portfolio Class C	1,000.00	1,091.10	1,015.32	10.33	9.96	1.96
Global Focus Real Estate Portfolio Class R6	1,000.00	1,097.70	1,021.17	4.23	4.08	0.80

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period.

**Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited)

Global Focus Real Estate Portfolio

The Fund seeks to provide current income and long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 12.15%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the FTSE EPRA Nareit Developed Extended Net Total Return Index (the "Index"), which returned 8.72%.

Factors Affecting Performance

•  Global real estate securities gained 8.72% during the 12-month period ending December 31, 2023, as measured by the Index. 2023 was a year marred by concerns of a recession that never came as economic data remained surprisingly resilient even while inflation hovered stubbornly above central banks' targets for much of the year. While real estate securities lagged equities for the full year, real estate displayed outsized strength in the fourth quarter of 2023. More specifically, the real estate market rallied in November and December 2023, propelled by strong indications that the Federal Reserve (Fed) and other big central banks are winning the battle against inflation, interest rate cuts in 2024 are likely, and a "soft landing" in their economies may be achievable.

•  North American property stocks rose 9.83% for the year as measured by the FTSE EPRA Nareit North America Extended Net Total Return Index,(i) outperforming the broader real estate market.

o  After four 25-basis point(ii) interest rate hikes from the beginning of the year through July 2023, the Fed held interest rates steady the remainder of the year and signaled they may begin cutting interest rates as early as the first half of 2024 amid recent favorable inflation data and an increasing belief that the Fed may achieve a soft landing. Within the Index, seniors housing health care was a top-performing sector for the year, as it benefited from the long-term secular tailwind of an aging U.S. population and the necessity-based nature of seniors housing demand. The mall sector was also a key outperformer, bolstered by the lack of new supply of retail real estate and increased demand from retailers for prime storefronts, creating upward pressure on rents. The data center sector outperformed, as it benefited from favorable secular demand trends driven by data growth and digital transformation combined with limited new supply growth. The hotel sector was another outperformer, primarily a beneficiary of "risk-on" markets and a more optimistic view on the economy in the fourth quarter of 2023. A key underperformer for the year was the life science health care sector, which faced supply headwinds coupled with lower demand for space. Retail net lease was another underperformer due to the higher interest rate environment and narrowing investment spreads. Apartments also underperformed, as third quarter 2023 earnings results were below expectations and a deceleration in rents in September and October 2023 that was worse than anticipated.

o  The Fund's sector overweight to and security selection within seniors housing health care, overweight to data centers, security selection in apartments, and the zero weight allocation to life science health care were the top relative contributors for the year. Key relative performance detractors included the

(i)  The FTSE EPRA Nareit North America Extended Net Total Return Index is a subset of the FTSE EPRA Nareit Developed Extended Net Total Return Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the North American (U.S. and Canada) real estate market. The FTSE EPRA Nareit Developed Asia Net Total Return Index is a subset of the FTSE EPRA Nareit Developed Extended Net Total Return Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the Asian real estate markets. The FTSE EPRA Nareit Developed Europe Net Total Return Index is a subset of the FTSE EPRA Nareit Developed Extended Net Total Return Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the European real estate markets. The performance of the indexes is listed in U.S. dollars and assume reinvestment of net dividends. The indexes are unmanaged, and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. Data as of December 31, 2023.

(ii)  One basis point = 0.01%

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Global Focus Real Estate Portfolio

underweight to skilled nursing health care, security selection in the industrial and retail net lease sectors, and the weighting to apartments.

•  Within Asia, property stocks declined 1.15% for the year, as measured by the FTSE EPRA Nareit Developed Asia Net Total Return Index,(i) significantly underperforming the broader real estate market for the year.

o  The year was characterized by substantial volatility in bond and equity markets. Elevated global yields, high company leverage ratios and mainland China economic concerns were the focus for much of 2023. However, global yields reversed sharply in November and December 2023 as investors factored in potential rate cuts in 2024. Yield compression in the fourth quarter of 2023 was a material tailwind for Australian real estate investment trusts (REITs), helping drive relative outperformance over the Asian index for the full year. Japan REITs underperformed for most of 2023 due to higher global bond yields, and did not benefit as much as other Asian REIT markets toward the end of the year due to concerns stemming from tighter domestic monetary policy and the Bank of Japan potentially exiting its negative interest rate policy. However, Japan developers were among the best-performing stocks in 2023 as they are perceived as inflation proxies. Despite the initial jump in economic activity in Hong Kong after the reopening of its borders at the beginning of 2023, the economic recovery in the second half of the year was softer than expected due to a sharp slowdown in the mainland Chinese economy and a mix of both cyclical and structural factors, including international monetary policy and geopolitical tensions. Even though Hong Kong authorities announced a slew of domestic fiscal stimulus policies, including the lowering of housing stamp duties and the re-launch of Hong Kong's investment immigration scheme, Hong Kong was a significant underperformer in 2023. Singapore REITs closed the year with outperformance relative to the Asian index, with strength in the final quarter of the year as global bond yields retreated. Singapore property developers had weakened after the government announced punitive stamp duty measures in April 2023, but share prices recovered modestly toward year-end.

o  The Fund's security selection in Japan and Australia were top relative contributors for the year. Key relative performance detractors included the country overweight to and security selection within Hong Kong, the overweight to Japan, and security selection in Singapore.

•  European property stocks gained 20.42% for the year, as measured by the FTSE EPRA Nareit Developed Europe Net Total Return Index,(i) substantially outperforming the broader real estate market.

o  European real estate performance during 2023 was dominated by volatility related to inflation and the interest rate outlook. The peak and subsequent sharp fall in inflation in the second half of the year ultimately drove increased optimism on how quickly central banks may cut interest rates. Financial leverage was a key factor in Europe's relative performance versus global real estate in the year. Relative to global listed real estate, European stocks' relatively

(i)  The FTSE EPRA Nareit North America Extended Net Total Return Index is a subset of the FTSE EPRA Nareit Developed Extended Net Total Return Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the North American (U.S. and Canada) real estate market. The FTSE EPRA Nareit Developed Asia Net Total Return Index is a subset of the FTSE EPRA Nareit Developed Extended Net Total Return Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the Asian real estate markets. The FTSE EPRA Nareit Developed Europe Net Total Return Index is a subset of the FTSE EPRA Nareit Developed Extended Net Total Return Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the European real estate markets. The performance of the indexes is listed in U.S. dollars and assume reinvestment of net dividends. The indexes are unmanaged, and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. Data as of December 31, 2023.

(ii)  One basis point = 0.01%

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Global Focus Real Estate Portfolio

high levels of financial leverage led to a weak first half of the year, with a much stronger second half as markets rallied and Europe outperformed. Within Europe, German residential stocks outperformed, unwinding some underperformance from 2022, as did Sweden, particularly in the second half of the year, both driven by more highly leveraged balance sheets. The office sector underperformed, particularly in the U.K., due to continuing structural and cyclical concerns.

o  The Fund's country underweight to Germany and security selection in the U.K. were the top relative contributors for the year. Key relative performance detractors included security selection in France, the zero weight allocation to Switzerland, and the country underweight to Sweden.

Management Strategies

•  The team uses internal proprietary research to invest in public real estate companies that we believe offer the best value relative to their underlying assets and growth prospects. The team combines a bottom-up approach, assessing the intrinsic value, equity multiples and growth prospects of each security, with a top-down view that incorporates fundamental inflection points, macroeconomic considerations, and geopolitical and country risk, and actively selects positions in a limited number of equity securities. By incorporating both an equity market valuation and a more traditional real estate valuation with a top-down overlay, we believe the Fund will be better prepared to identify securities with the best expected total returns.

•  Given the stabilization in interest rates across the globe and the increasing likelihood of interest rate cuts, forecasted returns for the asset class have improved. Moreover, we believe relative strength in cash flows can be expected given the unique nature of listed real estate. Specifically, the contracted rental streams with inflation-linked escalations and the necessity-based nature of real estate — the listed real estate market evolves and grows with the broader needs of society and the economy and sits at the epicenter of how people live, work, shop and communicate — coupled with limited new real estate supply additions in the vast majority of sectors, should result in cash flow growth. Additionally, we believe the relative valuation of real estate securities is attractive, specifically when compared to direct property investment and the broader equities market, and is presenting an interesting pricing arbitrage opportunity for investors.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Global Focus Real Estate Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on July 30, 2021.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and R6 shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the FTSE EPRA Nareit Developed Extended Net Total Return Index(1) and the Lipper Global Real Estate Funds Index(2)

	Period Ended December 31, 2023 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	12.15%	—	—	–5.97%
Fund — Class A Shares w/o sales charges(4)	11.73	—	—	–6.32
Fund — Class A Shares with maximum 5.25% sales charges(4)	5.82	—	—	–8.37
Fund — Class C Shares w/o sales charges(4)	10.91	—	—	–7.00
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	9.91	—	—	–7.00
Fund — Class R6 Shares w/o sales charges(4)	12.20	—	—	–5.92
FTSE EPRA Nareit Developed Extended Net Total Return Index	8.72	—	—	–6.01
Lipper Global Real Estate Funds Index	11.09	—	—	–5.27

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The FTSE EPRA Nareit Developed Extended Net Total Return Index is a market capitalization weighted index designed to represent general trends in eligible real estate stocks worldwide. The FTSE EPRA Nareit Developed Extended Index represents the extension of real estate property sectors (e.g. Infrastructure and Timber) and additional securities beyond what is currently eligible for the FTSE EPRA Nareit Developed Index based on membership in the FTSE Nareit All Equity REITs Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Real Estate Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Real Estate Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Real Estate Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on July 30, 2021.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Portfolio of Investments

Global Focus Real Estate Portfolio

	Shares	Value (000)
Common Stocks (96.9%)
Australia (3.9%)
Charter Hall Group REIT	3,845	$32
Goodman Group REIT	1,933	33
National Storage REIT	27,391	43
Stockland REIT	19,259	58
		166
Belgium (0.8%)
Montea NV REIT	377	36
Canada (2.5%)
Boardwalk REIT	1,173	63
Chartwell Retirement Residences (Units) (a)	5,051	45
		108
France (2.0%)
Carmila SA REIT (b)	1,273	22
Gecina SA REIT	368	45
Unibail-Rodamco-Westfield REIT (b)	291	21
		88
Germany (2.3%)
LEG Immobilien SE (b)	624	55
Vonovia SE	1,410	44
		99
Hong Kong (2.4%)
Link REIT	12,180	68
Wharf Real Estate Investment Co. Ltd.	10,500	36
		104
Japan (9.7%)
Comforia Residential, Inc. REIT	17	38
Invincible Investment Corp. REIT	188	81
Japan Metropolitan Fund Invest REIT	28	20
Mitsui Fudosan Co. Ltd.	6,500	159
Mitsui Fudosan Logistics Park, Inc. REIT	10	33
Sumitomo Realty & Development Co. Ltd.	3,000	89
		420
Netherlands (0.8%)
CTP NV	1,947	33
Singapore (1.0%)
Mapletree Industrial Trust REIT	23,100	44
Spain (1.4%)
Merlin Properties Socimi SA REIT	5,373	60
Sweden (1.6%)
Castellum AB (b)	2,974	42
Pandox AB	1,660	25
		67
United Kingdom (2.4%)
Segro PLC REIT	4,485	50
UNITE Group PLC REIT	3,963	53
		103
	Shares	Value (000)
United States (66.1%)
Agree Realty Corp. REIT	1,295	$82
American Homes 4 Rent, Class A REIT	2,331	84
American Tower Corp. REIT	1,864	402
Americold Realty Trust, Inc. REIT	1,772	54
AvalonBay Communities, Inc. REIT	648	121
CareTrust REIT, Inc.	1,882	42
Crown Castle, Inc. REIT	604	70
Digital Realty Trust, Inc. REIT	961	129
Equinix, Inc. REIT	265	213
Essex Property Trust, Inc. REIT	494	123
Extra Space Storage, Inc. REIT	845	135
Federal Realty Investment Trust REIT	711	73
Hilton Worldwide Holdings, Inc.	351	64
Iron Mountain, Inc. REIT	909	64
Kilroy Realty Corp. REIT	1,983	79
Kimco Realty Corp. REIT	3,777	81
Prologis, Inc. REIT	1,534	204
Public Storage REIT	439	134
Realty Income Corp. REIT	1,832	105
Rexford Industrial Realty, Inc. REIT	1,113	62
Simon Property Group, Inc. REIT	862	123
VICI Properties, Inc. REIT	2,937	94
Welltower, Inc. REIT	2,708	244
Weyerhaeuser Co. REIT	1,958	68
		2,850
Total Common Stocks (Cost $3,853)		4,178
Short-Term Investment (0.8%)
Investment Company (0.8%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $34)	34,287	34
Total Investments (97.7%) (Cost $3,887) (c)(d)		4,212
Other Assets in Excess of Liabilities (2.3%)		97
Net Assets (100.0%)		$4,309

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(b)  Non-income producing security.

(c)  The approximate fair value and percentage of net assets, $1,220,000 and 28.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Financial Statements.

(d)  At December 31, 2023, the aggregate cost for federal income tax purposes is approximately $3,972,000. The aggregate gross unrealized appreciation is approximately $370,000 and the aggregate gross unrealized depreciation is approximately $129,000, resulting in net unrealized appreciation of approximately $241,000.

REIT  Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Portfolio of Investments (cont'd)

Global Focus Real Estate Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Other*	14.1%
Residential	13.8
Diversified	13.4
Retail	12.0
Industrial	12.0
Telecommunications REITs	11.2
Data Centers	8.2
Health Care	7.9
Self Storage	7.4
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Focus Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $3,853)	$4,178
Investment in Security of Affiliated Issuer, at Value (Cost $34)	34
Total Investments in Securities, at Value (Cost $3,887)	4,212
Foreign Currency, at Value (Cost $5)	5
Due from Adviser	77
Dividends Receivable	17
Tax Reclaim Receivable	—	@
Receivable from Affiliate	—	@
Other Assets	32
Total Assets	4,343
Liabilities:
Payable for Professional Fees	21
Payable for Custodian Fees	3
Payable for Administration Fees	—	@
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class R6	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	10
Total Liabilities	34
Net Assets	$4,309
Net Assets Consist of:
Paid-in-Capital	$5,217
Total Accumulated Loss	(908)
Net Assets	$4,309
CLASS I:
Net Assets	$4,283
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	523,457
Net Asset Value, Offering and Redemption Price Per Share	$8.18
CLASS A:
Net Assets	$9
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,041
Net Asset Value, Redemption Price Per Share	$8.20
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.45
Maximum Offering Price Per Share	$8.65
CLASS C:
Net Assets	$8
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,026
Net Asset Value, Offering and Redemption Price Per Share	$8.18
CLASS R6:
Net Assets	$9
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,054
Net Asset Value, Offering and Redemption Price Per Share	$8.18

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Focus Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2023 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $5 of Foreign Taxes Withheld)	$127
Dividends from Security of Affiliated Issuer (Note G)	1
Income from Securities Loaned — Net	— @
Total Investment Income	128
Expenses:
Professional Fees	151
Registration Fees	58
Advisory Fees (Note B)	29
Custodian Fees (Note F)	14
Shareholder Reporting Fees	14
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class R6 (Note E)	2
Pricing Fees	6
Directors' Fees and Expenses	6
Administration Fees (Note C)	3
Shareholder Services Fees — Class A (Note D)	— @
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Sub Transfer Agency Fees — Class I	— @
Sub Transfer Agency Fees — Class C	— @
Other Expenses	17
Total Expenses	306
Expenses Reimbursed by Adviser (Note B)	(233)
Waiver of Advisory Fees (Note B)	(29)
Reimbursement of Class Specific Expenses — Class I (Note B)	(— @)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class R6 (Note B)	(2)
Reimbursement of Transfer Agency and Sub Transfer Agency Fees (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	36
Net Investment Income	92
Realized Loss:
Investments Sold	(407)
Foreign Currency Translation	(1)
Net Realized Loss	(408)
Change in Unrealized Appreciation (Depreciation):
Investments	786
Foreign Currency Translation	— @
Net Change in Unrealized Appreciation (Depreciation)	786
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	378
Net Increase in Net Assets Resulting from Operations	$470

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Focus Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2023 (000)		Year Ended December 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$92		$85
Net Realized Loss	(408)		(754)
Net Change in Unrealized Appreciation (Depreciation)	786		(772)
Net Increase (Decrease) in Net Assets Resulting from Operations	470		(1,441)
Dividends and Distributions to Shareholders:
Class I	(109)		(80)
Class A	(—	@)	(—	@)
Class C	(—	@)	(—	@)
Class R6*	(—	@)	(—	@)
Total Dividends and Distributions to Shareholders	(109)		(80)
Capital Share Transactions:(1)
Class I:
Distributions Reinvested	109		80
Class A:
Subscribed	—		—	@
Distributions Reinvested	—	@	—	@
Redeemed	—		(19)
Class C:
Distributions Reinvested	—	@	—	@
Class R6:*
Distributions Reinvested	—	@	—	@
Net Increase in Net Assets Resulting from Capital Share Transactions	109		61
Total Increase (Decrease) in Net Assets	470		(1,460)
Net Assets:
Beginning of Period	3,839		5,299
End of Period	$4,309		$3,839
(1) Capital Share Transactions:
Class I:
Shares Issued on Distributions Reinvested	14		10
Class A:
Shares Subscribed	—		—	@@
Shares Issued on Distributions Reinvested	—	@@	—	@@
Shares Redeemed	—		(3)
Net Increase (Decrease) in Class A Shares Outstanding	—	@@	(3)
Class C:
Shares Issued on Distributions Reinvested	—	@@	—	@@
Class R6:*
Shares Issued on Distributions Reinvested	—	@@	—	@@

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Global Focus Real Estate Portfolio

	Class I
	Year Ended December 31,				Period from July 30, 2021(1) to
Selected Per Share Data and Ratios	2023		2022		December 31, 2021
Net Asset Value, Beginning of Period	$7.50		$10.49		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.18		0.17		0.04
Net Realized and Unrealized Gain (Loss)	0.71		(3.00)		0.50
Total from Investment Operations	0.89		(2.83)		0.54
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		(0.16)		(0.05)
Net Asset Value, End of Period	$8.18		$7.50		$10.49
Total Return(3)	12.15	%(4)	(27.10)%		5.38	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,283		$3,816		$5,239
Ratio of Expenses Before Expense Limitation	7.63%		8.66%		8.85	%(6)
Ratio of Expenses After Expense Limitation	0.90	%(7)(8)(9)	0.95	%(9)	0.94	%(6)(9)
Ratio of Net Investment Income	2.38	%(8)(9)	1.95	%(9)	0.89	%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(10)	0.00	%(10)	0.00	%(6)(10)
Portfolio Turnover Rate	95%		113%		44	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class I shares.

(5)  Not annualized.

(6)  Annualized.

(7)  Effective December 11, 2023, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.85% for Class I shares. Prior to December 11, 2023, the maximum ratio was 0.95% for Class I shares.

(8)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class I shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.94%	2.34%

(9)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(10)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Global Focus Real Estate Portfolio

	Class A
	Year Ended December 31,				Period from July 30, 2021(1) to
Selected Per Share Data and Ratios	2023		2022		December 31, 2021
Net Asset Value, Beginning of Period	$7.52		$10.49		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.16		0.16		0.03
Net Realized and Unrealized Gain (Loss)	0.70		(3.02)		0.49
Total from Investment Operations	0.86		(2.86)		0.52
Distributions from and/or in Excess of:
Net Investment Income	(0.18)		(0.11)		(0.03)
Net Asset Value, End of Period	$8.20		$7.52		$10.49
Total Return(3)	11.73	%(4)	(27.38)%		5.23	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$9		$8		$39
Ratio of Expenses Before Expense Limitation	35.38%		16.98%		14.76	%(6)
Ratio of Expenses After Expense Limitation	1.25	%(7)(8)(9)	1.30	%(9)	1.30	%(6)(9)
Ratio of Net Investment Income	2.03	%(8)(9)	1.76	%(9)	0.63	%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(10)	0.00	%(10)	0.00	%(6)(10)
Portfolio Turnover Rate	95%		113%		44	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class A shares.

(5)  Not annualized.

(6)  Annualized.

(7)  Effective December 11, 2023, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.20% for Class A shares. Prior to December 11, 2023, the maximum ratio was 1.30% for Class A shares.

(8)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class A shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.29%	1.99%

(9)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(10)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Global Focus Real Estate Portfolio

	Class C
	Year Ended December 31,				Period from July 30, 2021(1) to
Selected Per Share Data and Ratios	2023		2022		December 31, 2021
Net Asset Value, Beginning of Period	$7.50		$10.49		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	0.10		0.07		(0.01)
Net Realized and Unrealized Gain (Loss)	0.71		(2.99)		0.50
Total from Investment Operations	0.81		(2.92)		0.49
Distributions from and/or in Excess of:
Net Investment Income	(0.13)		(0.07)		(0.00	)(3)
Net Asset Value, End of Period	$8.18		$7.50		$10.49
Total Return(4)	10.91	%(5)	(27.91)%		4.92	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$8		$7		$10
Ratio of Expenses Before Expense Limitation	37.01%		33.59%		27.58	%(7)
Ratio of Expenses After Expense Limitation	2.00	%(8)(9)(10)	2.05	%(10)	2.05	%(7)(10)
Ratio of Net Investment Income (Loss)	1.28	%(9)(10)	0.84	%(10)	(0.23	)%(7)(10)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(11)	0.00	%(11)	0.00	%(7)(11)
Portfolio Turnover Rate	95%		113%		44	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class C shares.

(6)  Not annualized.

(7)  Annualized.

(8)  Effective December 11, 2023, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.95% for Class C shares. Prior to December 11, 2023, the maximum ratio was 2.05% for Class C shares.

(9)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class C shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	2.04%	1.24%

(10)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(11)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Global Focus Real Estate Portfolio

	Class R6(1)
	Year Ended December 31,				Period from July 30, 2021(2) to
Selected Per Share Data and Ratios	2023		2022		December 31, 2021
Net Asset Value, Beginning of Period	$7.50		$10.49		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.18		0.17		0.04
Net Realized and Unrealized Gain (Loss)	0.71		(3.00)		0.50
Total from Investment Operations	0.89		(2.83)		0.54
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		(0.16)		(0.05)
Net Asset Value, End of Period	$8.18		$7.50		$10.49
Total Return(4)	12.20	%(5)	(27.06)%		(5.39	)%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$9		$8		$11
Ratio of Expenses Before Expense Limitation	36.42%		32.89%		26.54	%(7)
Ratio of Expenses After Expense Limitation	0.85	%(8)(9)(10)	0.90	%(10)	0.90	%(7)(10)
Ratio of Net Investment Income	2.42	%(9)(10)	2.00	%(10)	0.93	%(7)(10)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(11)	0.00	%(11)	0.00	%(7)(11)
Portfolio Turnover Rate	95%		113%		44	%(6)

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class R6 shares.

(6)  Not annualized.

(7)  Annualized.

(8)  Effective December 11, 2023, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.80% for Class R6 shares. Prior to December 11, 2023, the maximum ratio was 0.90% for Class R6 shares.

(9)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class R6 shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.89%	2.38%

(10)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(11)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-three separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying financial statements relates to the Global Focus Real Estate Portfolio. The Fund seeks to provide current income and long-term capital appreciation.

The Fund has issued four classes of shares — Class I, Class A, Class C and Class R6. Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-thecounter

("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (5) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund invests a significant portion of its assets in securities of real estate investment trusts ("REITs"). The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Data Centers	$342	$—	$—	$342
Diversified	—	566	—	566
Health Care	331	—	—	331
Industrial	320	185	—	505
Industrial/Office Mixed	—	42	—	42
Lodging/Resorts	64	106	—	170
Office	79	45	—	124
Residential	391	190	—	581
Retail	464	43	—	507
Self Storage	269	43	—	312
Specialty	158	—	—	158
Telecommunications REITs	472	—	—	472
Timberland REITs	68	—	—	68
Total Common Stocks	2,958	1,220	—	4,178
Short-Term Investment
Investment Company	34	—	—	34
Total Assets	$2,992	$1,220	$—	$4,212

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker/dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

At December 31, 2023, the Fund did not have any outstanding securities on loan.

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency, co-transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $2 billion	Over $2 billion
0.75%	0.70%

Effective December 11, 2023, the Adviser provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $2 billion	Over $2 billion
0.70%	0.65%

For the year ended December 31, 2023, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses,

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class I shares, 1.30% for Class A shares, 2.05% for Class C shares and 0.90% for Class R6 shares. Effective December 11, 2023, the Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses will not exceed 0.85% for Class I shares, 1.20% for Class A shares, 1.95% for Class C shares and 0.80% for Class R6 shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2023, approximately $29,000 of advisory fees were waived and approximately $239,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser agreed to reimburse the Fund for prior years overpayment of transfer agency and sub transfer agency fees. This was reflected as "Reimbursement of Transfer Agency and Sub Transfer Agency Fees" in the Statement of Operations.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to

Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Statement of Operations, amounted to less than $500.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $3,728,000 and $3,694,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2023.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2023 is as follows:

Affiliated Investment Company	Value December 31, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$110	$924	$1,000	$1
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2023 (000)
Liquidity Fund	$—	$—	$34

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the three-year period ended December 31, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:	2022 Distributions Paid From:
Ordinary Income (000)	Ordinary Income (000)
$109	$80

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to a nondeductible expense, resulted in the following reclassifications among the components of net assets at December 31, 2023:

Total Accumulated Loss (000)	Paid-in- Capital (000)
$2	$(2)

At December 31, 2023, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$47	$—

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

At December 31, 2023, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $662,000 and $528,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2023, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2023, the Fund did not have record owners of 10% or greater.

K. Market Risk: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments, which may in turn impact valuation, the Fund's ability to sell securities and/or its ability to meet redemptions.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders of Global Focus Real Estate Portfolio and the Board of Directors of
Morgan Stanley Institutional Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Focus Real Estate Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from July 30, 2021 (commencement of operations) through December 31, 2021, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from July 30, 2021 (commencement of operations) through December 31, 2021, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 29, 2024

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule.The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2023.

The Fund designated approximately $61,000 of its distributions paid as qualified business income.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2023. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $20,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fun on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				87

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	88

Formerly, Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994 (Retired December 31, 2023)	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	88	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
1585 Broadway
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

36

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

© 2024 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGFREANN
6337601 EXP 02.28.25

Morgan Stanley Institutional Fund, Inc.

Global Franchise Portfolio

Annual Report

December 31, 2023

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Table of Contents (unaudited)

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	25
Liquidity Risk Management Program	26
Federal Tax Notice	27
Important Notices	28
U.S. Customer Privacy Notice	29
Directors and Officers Information	32

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 869-6397. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this annual report, in which you will learn how your investment in Global Franchise Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2024

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Expense Example (unaudited)

Global Franchise Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Actual Ending Account Value 12/31/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Franchise Portfolio Class I	$1,000.00	$1,041.40	$1,020.57	$4.73	$4.69	0.92%
Global Franchise Portfolio Class A	1,000.00	1,040.30	1,019.31	6.02	5.96	1.17
Global Franchise Portfolio Class L	1,000.00	1,037.40	1,016.79	8.58	8.49	1.67
Global Franchise Portfolio Class C	1,000.00	1,036.10	1,015.63	9.75	9.65	1.90
Global Franchise Portfolio Class R6	1,000.00	1,041.70	1,021.07	4.22	4.18	0.82

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period.

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited)

Global Franchise Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 16.42%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI World Net Index (the "Index"), which returned 23.79%.

Factors Affecting Performance

•  For the year, global equity markets (as measured by the Index) delivered an impressive +23.8%. Looking at sectors, information technology was the strongest performer in 2023, helped by its exposure to the artificial intelligence (AI) euphoria. The sector returned more than 50% in the year. Communication services and consumer discretionary were the other strong performers for the year (up +35% and +24% respectively). The more cyclical sectors — notably real estate, industrials and financials — finished behind the Index for the year. The portfolio's key defensive sectors of health care and consumer staples lagged for much of 2023, finishing up only +4% and +2% respectively for the year, 20 percentage points behind the index. Energy finished up a modest +3% in 2023 after its spectacular 2022.

•  For the year, the U.S. (+26%) outperformed Index by 3 percentage points. In euroland, Italy (+37%) and Spain (+32%) finished ahead of the Index, while Germany (+23%) and France (+21%) were roughly in line. Switzerland (+16%) and the U.K. (+14%) were weaker. Japan (+20%) was stronger than its Asia counterparts, while Singapore (+5%) was weak and, amid a slowing Chinese economy, Hong Kong was the only country down double digits (–15%). (Country performance is shown in U.S. dollar terms, unless otherwise noted.)

•  For 2023, the Fund's relative underperformance was due to both sector allocation and stock selection. Within sector allocation, the main issue was the 20%+ combined overweight in the two defensive sectors, consumer staples and health care, which both underperformed the Index by over 20%. Looking at the three most successful sectors in the year, information technology (IT), communication services and consumer discretionary, the relative performance benefit of the small overweight in IT was outweighed by the larger underweights in the other two. However, the portfolio's relative performance did benefit from the underweights in the lower quality, more cyclical sectors, notably energy. For stock selection, the weakness relative to the Index was largely driven by IT, where the portfolio's very healthy 47% gain was behind the 58% recorded by the Index sector, while health care and consumer discretionary also detracted from relative performance. Another way of looking at allocation is that, of the "Magnificent Seven",(i) the portfolio only owned Microsoft, leaving it with less than half of the 17% weight the Seven had in the Index, and therefore detracting significantly from relative performance.

Management Strategies

•  As of the close of the period, the Index's current forward multiple did not look cheap, particularly as it is based on an arguably optimistic, double-digit earnings growth assumption for 2024 and 2025. This looks demanding given expected 2024 nominal gross domestic product growth in developed markets of 3% - 4% and seems to imply that margins will have to rise further from already close to peak levels.(ii) The multiples on these potentially optimistic earnings also look high. The Index finished 2023 at 17.3x 12-month forward earnings, and the S&P 500 Index at virtually 20x.(iii) The overall setup strikes us as an unfavorable asymmetry, with upside limited due to the ambitious earnings estimates and high multiples, while there could be plenty of downside if there is a recession.

(i)  The "Magnificent Seven" are Alphabet, Amazon, Apple, Meta, Microsoft, Nvidia and Tesla.

(ii)  Source: Bloomberg L.P.

(iii)  Source: FactSet. The S&P 500 Index measures the performance of the large-cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The S&P Index is one of the most widely used benchmarks of U.S. equity performance.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

•  When it comes to the methodology behind the Fund's high quality portfolio, we are "double fussy" — concerned with the sustainability of both the earnings and the multiples. At period-end, our view was that the possibility of a downturn is not reflected in today's earnings expectations, nor in the current market multiple. Given the vulnerability of high earnings and high multiples in the event of an economic slowdown, we would argue that investing in a portfolio of high quality compounders makes sense.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and R6 shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI World Net Index(1) and the Lipper Global Large-Cap Core Funds Index(2)

	Period Ended December 31, 2023 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(4)	16.42%	11.50%	9.68%	10.91%
Fund — Class A Shares w/o sales charges(4)	16.16	11.23	9.40	10.62
Fund — Class A Shares with maximum 5.25% sales charges(4)	10.08	10.03	8.81	10.35
Fund — Class L Shares w/o sales charges(5)	15.57	10.68	8.86	9.26
Fund — Class C Shares w/o sales charges(7)	15.29	10.40	—	9.99
Fund — Class C Shares with maximum 1.00% deferred sales charges(7)	14.29	10.40	—	9.99
Fund — Class R6 Shares w/o sales charges(6)	16.52	11.60	—	10.08
MSCI World Net Index	23.79	12.80	8.60	7.42
Lipper Global Large-Cap Core Funds Index	21.09	12.25	7.95	7.07

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The MSCI World Net Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Large-Cap Core Funds classification.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on November 28, 2001.

(5)  Commenced offering on April 27, 2012.

(6)  Commenced offering on May 29, 2015.

(7)  Commenced offering on September 30, 2015. Class C shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Portfolio of Investments

Global Franchise Portfolio

	Shares	Value (000)
Common Stocks (97.8%)
France (6.1%)
L'Oreal SA	123,797	$61,713
LVMH Moet Hennessy Louis Vuitton SE	52,876	42,963
Pernod Ricard SA	415,782	73,478
		178,154
Germany (5.8%)
SAP SE	1,114,231	171,504
Italy (0.3%)
Davide Campari-Milano NV	811,253	9,161
Netherlands (3.4%)
Heineken NV	764,474	77,670
Universal Music Group NV	796,530	22,739
		100,409
United Kingdom (9.7%)
Experian PLC	1,258,663	51,348
Reckitt Benckiser Group PLC	1,829,618	126,250
RELX PLC (Euronext NV)	551,088	21,835
RELX PLC (LSE)	2,115,351	83,924
		283,357
United States (72.5%)
Abbott Laboratories	893,457	98,343
Accenture PLC, Class A	496,506	174,229
Aon PLC, Class A	242,590	70,598
Arthur J Gallagher & Co.	238,376	53,606
Automatic Data Processing, Inc.	293,188	68,304
Becton Dickinson & Co.	432,153	105,372
Broadridge Financial Solutions, Inc.	216,452	44,535
CDW Corp.	263,352	59,865
Coca-Cola Co.	1,074,116	63,298
Danaher Corp.	508,122	117,549
Equifax, Inc.	261,218	64,597
FactSet Research Systems, Inc.	36,351	17,341
Intercontinental Exchange, Inc.	967,466	124,252
Jack Henry & Associates, Inc.	88,245	14,420
Microsoft Corp.	618,668	232,644
Moody's Corp.	111,842	43,681
NIKE, Inc., Class B	166,735	18,102
Otis Worldwide Corp.	553,620	49,532
Philip Morris International, Inc.	1,879,600	176,833
Procter & Gamble Co.	490,732	71,912
Roper Technologies, Inc.	143,989	78,498
Steris PLC	175,703	38,628
Thermo Fisher Scientific, Inc.	242,904	128,931
Veralto Corp.	169,374	13,933
Visa, Inc., Class A	635,717	165,509
Zoetis, Inc.	154,328	30,460
		2,124,972
Total Common Stocks (Cost $1,868,971)		2,867,557
	Shares	Value (000)
Short-Term Investment (2.2%)
Investment Company (2.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $64,813)	64,812,648	$64,813
Total Investments (100.0%) (Cost $1,933,784) (a)(b)		2,932,370
Liabilities in Excess of Other Assets (–0.0%)‡		(1,087)
Net Assets (100.0%)		$2,931,283

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

‡  Amount is less than 0.05%.

(a)  The approximate fair value and percentage of net assets, $742,585,000 and 25.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Financial Statements.

(b)  At December 31, 2023, the aggregate cost for federal income tax purposes is approximately $1,962,335,000. The aggregate gross unrealized appreciation is approximately $1,013,087,000 and the aggregate gross unrealized depreciation is approximately $43,052,000, resulting in net unrealized appreciation of approximately $970,035,000.

Euronext NV  Euronext Amsterdam Stock Market.

LSE  London Stock Exchange.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	16.6%
Software	16.4
Professional Services	11.4
Life Sciences Tools & Services	8.4
Health Care Equipment & Supplies	8.3
Beverages	7.6
Household Products	6.8
Capital Markets	6.3
Financial Services	6.2
Tobacco	6.0
Information Technology Services	6.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Franchise Portfolio

Statement of Assets and Liabilities	December 31, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $1,868,971)	$2,867,557
Investment in Security of Affiliated Issuer, at Value (Cost $64,813)	64,813
Total Investments in Securities, at Value (Cost $1,933,784)	2,932,370
Foreign Currency, at Value (Cost $645)	651
Dividends Receivable	3,315
Receivable for Fund Shares Sold	1,986
Tax Reclaim Receivable	668
Receivable from Affiliate	233
Other Assets	178
Total Assets	2,939,401
Liabilities:
Payable for Advisory Fees	5,122
Payable for Fund Shares Redeemed	1,902
Payable for Sub Transfer Agency Fees — Class I	448
Payable for Sub Transfer Agency Fees — Class A	57
Payable for Sub Transfer Agency Fees — Class L	1
Payable for Sub Transfer Agency Fees — Class C	15
Payable for Administration Fees	197
Payable for Shareholder Services Fees — Class A	71
Payable for Distribution and Shareholder Services Fees — Class L	5
Payable for Distribution and Shareholder Services Fees — Class C	87
Payable for Custodian Fees	24
Payable for Professional Fees	22
Payable for Transfer Agency Fees — Class I	3
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class R6	1
Dividends Payable	—	@
Other Liabilities	161
Total Liabilities	8,118
Net Assets	$2,931,283
Net Assets Consist of:
Paid-in-Capital	$1,955,549
Total Distributable Earnings	975,734
Net Assets	$2,931,283

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Franchise Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2023 (000)
CLASS I:
Net Assets	$2,160,291
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	62,868,289
Net Asset Value, Offering and Redemption Price Per Share	$34.36
CLASS A:
Net Assets	$337,938
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	10,101,043
Net Asset Value, Redemption Price Per Share	$33.46
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.85
Maximum Offering Price Per Share	$35.31
CLASS L:
Net Assets	$8,048
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	240,906
Net Asset Value, Offering and Redemption Price Per Share	$33.41
CLASS C:
Net Assets	$103,671
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,183,788
Net Asset Value, Offering and Redemption Price Per Share	$32.56
CLASS R6:
Net Assets	$321,335
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	9,348,179
Net Asset Value, Offering and Redemption Price Per Share	$34.37

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Franchise Portfolio

Statement of Operations	Year Ended December 31, 2023 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $1,349 of Foreign Taxes Withheld)	$50,568
Dividends from Security of Affiliated Issuer (Note G)	2,364
Total Investment Income	52,932
Expenses:
Advisory Fees (Note B)	21,377
Sub Transfer Agency Fees — Class I	1,984
Sub Transfer Agency Fees — Class A	291
Sub Transfer Agency Fees — Class L	5
Sub Transfer Agency Fees — Class C	78
Administration Fees (Note C)	2,357
Shareholder Service Fees — Class A (Note D)	842
Distribution and Shareholder Services Fees — Class L (Note D)	58
Distribution and Shareholder Services Fees — Class C (Note D)	1,069
Professional Fees	154
Registration Fees	130
Custodian Fees (Note F)	99
Shareholder Reporting Fees	82
Transfer Agency Fees — Class I (Note E)	34
Transfer Agency Fees — Class A (Note E)	7
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	5
Transfer Agency Fees — Class R6 (Note E)	6
Directors' Fees and Expenses	52
Pricing Fees	2
Other Expenses	164
Total Expenses	28,798
Reimbursement of Transfer Agency and Sub Transfer Agency Fees (Note B)	(132)
Rebate from Morgan Stanley Affiliate (Note G)	(94)
Net Expenses	28,572
Net Investment Income	24,360
Realized Gain (Loss):
Investments Sold	61,288
Foreign Currency Translation	(275)
Net Realized Gain	61,013
Change in Unrealized Appreciation (Depreciation):
Investments	365,615
Foreign Currency Translation	45
Net Change in Unrealized Appreciation (Depreciation)	365,660
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	426,673
Net Increase in Net Assets Resulting from Operations	$451,033

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Franchise Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$24,360	$24,812
Net Realized Gain	61,013	8,064
Net Change in Unrealized Appreciation (Depreciation)	365,660	(729,578)
Net Increase (Decrease) in Net Assets Resulting from Operations	451,033	(696,702)
Dividends and Distributions to Shareholders:
Class I	(41,648)	(34,494)
Class A	(5,853)	(4,840)
Class L	(104)	(74)
Class C	(1,178)	(988)
Class R6*	(6,476)	(9,092)
Total Dividends and Distributions to Shareholders	(55,259)	(49,488)
Capital Share Transactions, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:(1)
Class I:
Subscribed	351,348	478,735
Distributions Reinvested	40,461	33,501
Redeemed	(556,850)	(734,314)
Class A:
Subscribed	46,023	90,329
Distributions Reinvested	5,586	4,642
Redeemed	(86,953)	(84,642)
Class L:
Exchanged	—	404
Distributions Reinvested	104	74
Redeemed	(471)	(796)
Class C:
Subscribed	8,550	23,164
Distributions Reinvested	1,144	957
Redeemed	(30,484)	(41,978)
Class R6:*
Subscribed	4,831	48,652
Distributions Reinvested	6,248	8,897
Redeemed	(259,847)	(34,245)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(470,310)	(206,620)
Total Decrease in Net Assets	(74,536)	(952,810)
Net Assets:
Beginning of Period	3,005,819	3,958,629
End of Period	$2,931,283	$3,005,819
The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Franchise Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	10,888	14,970
Shares Issued on Distributions Reinvested	1,192	1,118
Shares Redeemed	(17,209)	(23,524)
Net Decrease in Class I Shares Outstanding	(5,129)	(7,436)
Class A:
Shares Subscribed	1,457	2,861
Shares Issued on Distributions Reinvested	169	159
Shares Redeemed	(2,745)	(2,769)
Net Increase (Decrease) in Class A Shares Outstanding	(1,119)	251
Class L:
Shares Exchanged	—	13
Shares Issued on Distributions Reinvested	3	3
Shares Redeemed	(15)	(27)
Net Decrease in Class L Shares Outstanding	(12)	(11)
Class C:
Shares Subscribed	277	758
Shares Issued on Distributions Reinvested	36	34
Shares Redeemed	(993)	(1,411)
Net Decrease in Class C Shares Outstanding	(680)	(619)
Class R6:*
Shares Subscribed	150	1,478
Shares Issued on Distributions Reinvested	184	297
Shares Redeemed	(8,005)	(1,116)
Net Increase (Decrease) in Class R6 Shares Outstanding	(7,671)	659

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Global Franchise Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$30.10		$36.99		$31.20		$28.53		$23.03
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.29		0.25		0.27		0.30		0.30
Net Realized and Unrealized Gain (Loss)	4.64		(6.63)		6.54		3.45		6.51
Total from Investment Operations	4.93		(6.38)		6.81		3.75		6.81
Distributions from and/or in Excess of:
Net Investment Income	(0.30)		(0.25)		(0.27)		(0.28)		(0.27)
Net Realized Gain	(0.37)		(0.26)		(0.74)		(0.80)		(1.04)
Paid-in-Capital	—		—		(0.01)		—		—
Total Distributions	(0.67)		(0.51)		(1.02)		(1.08)		(1.31)
Net Asset Value, End of Period	$34.36		$30.10		$36.99		$31.20		$28.53
Total Return(2)	16.42	%(3)	(17.24)%		21.92%		13.22%		29.60%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,160,291		$2,046,621		$2,790,499		$2,300,448		$1,593,092
Ratio of Expenses Before Expense Limitation	0.92%		0.92%		0.91%		N/A		N/A
Ratio of Expenses After Expense Limitation	0.92	%(4)	0.92	%(4)	0.91	%(4)	0.92	%(4)	0.93	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		N/A		0.92	%(4)	0.93	%(4)
Ratio of Net Investment Income	0.88	%(4)	0.79	%(4)	0.79	%(4)	1.04	%(4)	1.09	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	15%		15%		17%		19%		16%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class I shares.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Global Franchise Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$29.32		$36.05		$30.44		$27.86		$22.53
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.20		0.17		0.18		0.22		0.23
Net Realized and Unrealized Gain (Loss)	4.53		(6.46)		6.37		3.37		6.35
Total from Investment Operations	4.73		(6.29)		6.55		3.59		6.58
Distributions from and/or in Excess of:
Net Investment Income	(0.22)		(0.18)		(0.19)		(0.21)		(0.21)
Net Realized Gain	(0.37)		(0.26)		(0.74)		(0.80)		(1.04)
Paid-in-Capital	—		—		(0.01)		—		—
Total Distributions	(0.59)		(0.44)		(0.94)		(1.01)		(1.25)
Net Asset Value, End of Period	$33.46		$29.32		$36.05		$30.44		$27.86
Total Return(2)	16.16	%(3)	(17.45)%		21.61%		12.95%		29.24%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$337,938		$328,979		$395,450		$317,673		$292,491
Ratio of Expenses Before Expense Limitation	1.17%		1.16%		1.16%		N/A		N/A
Ratio of Expenses After Expense Limitation	1.16	%(4)(5)	1.16	%(5)	1.16	%(5)	1.16	%(5)	1.19	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		N/A		1.16	%(5)	1.19	%(5)
Ratio of Net Investment Income	0.64	%(4)(5)	0.57	%(5)	0.54	%(5)	0.77	%(5)	0.83	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	15%		15%		17%		19%		16%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class A shares.

(4)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class A shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.17%	0.63%

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Global Franchise Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$29.29		$36.01		$30.41		$27.84		$22.51
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.04		0.02		0.01		0.07		0.09
Net Realized and Unrealized Gain (Loss)	4.51		(6.45)		6.36		3.36		6.35
Total from Investment Operations	4.55		(6.43)		6.37		3.43		6.44
Distributions from and/or in Excess of:
Net Investment Income	(0.06)		(0.03)		(0.02)		(0.06)		(0.07)
Net Realized Gain	(0.37)		(0.26)		(0.74)		(0.80)		(1.04)
Paid-in-Capital	—		—		(0.01)		—		—
Total Distributions	(0.43)		(0.29)		(0.77)		(0.86)		(1.11)
Net Asset Value, End of Period	$33.41		$29.29		$36.01		$30.41		$27.84
Total Return(2)	15.57	%(3)	(17.86)%		21.02%		12.38%		28.62%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$8,048		$7,397		$9,473		$8,390		$8,388
Ratio of Expenses Before Expense Limitation	1.67%		1.66%		1.66%		N/A		N/A
Ratio of Expenses After Expense Limitation	1.66	%(4)(5)	1.66	%(5)	1.66	%(5)	1.66	%(5)	1.69	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		N/A		1.66	%(5)	1.69	%(5)
Ratio of Net Investment Income	0.13	%(4)(5)	0.06	%(5)	0.05	%(5)	0.26	%(5)	0.31	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	15%		15%		17%		19%		16%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class L shares.

(4)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class L shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.67%	0.12%

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Global Franchise Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$28.57		$35.18		$29.77		$27.30		$22.13
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.03)		(0.06)		(0.06)		0.01		0.02
Net Realized and Unrealized Gain (Loss)	4.39		(6.29)		6.21		3.27		6.23
Total from Investment Operations	4.36		(6.35)		6.15		3.28		6.25
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.01)		(0.04)
Net Realized Gain	(0.37)		(0.26)		(0.74)		(0.80)		(1.04)
Paid-in-Capital	—		—		(0.00	)(2)	—		—
Total Distributions	(0.37)		(0.26)		(0.74)		(0.81)		(1.08)
Net Asset Value, End of Period	$32.56		$28.57		$35.18		$29.77		$27.30
Total Return(3)	15.29	%(4)	(18.06)%		20.74%		12.09%		28.27%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$103,671		$110,399		$157,721		$125,919		$99,141
Ratio of Expenses Before Expense Limitation	1.91%		1.90%		1.90%		N/A		N/A
Ratio of Expenses After Expense Limitation	1.90	%(5)(6)	1.90	%(6)	1.90	%(6)	1.91	%(6)	1.95	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		N/A		1.91	%(6)	1.95	%(6)
Ratio of Net Investment Income (Loss)	(0.10	)%(5)(6)	(0.19	)%(6)	(0.20	)%(6)	0.03	%(6)	0.07	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	15%		15%		17%		19%		16%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class C shares.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class C shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.91%	(0.11)%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Global Franchise Portfolio

	Class R6(1)
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$30.11		$37.01		$31.21		$28.53		$23.03
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.31		0.29		0.31		0.33		0.32
Net Realized and Unrealized Gain (Loss)	4.65		(6.64)		6.54		3.45		6.51
Total from Investment Operations	4.96		(6.35)		6.85		3.78		6.83
Distributions from and/or in Excess of:
Net Investment Income	(0.33)		(0.29)		(0.30)		(0.30)		(0.29)
Net Realized Gain	(0.37)		(0.26)		(0.74)		(0.80)		(1.04)
Paid-in-Capital	—		—		(0.01)		—		—
Total Distributions	(0.70)		(0.55)		(1.05)		(1.10)		(1.33)
Net Asset Value, End of Period	$34.37		$30.11		$37.01		$31.21		$28.53
Total Return(3)	16.52	%(4)	(17.17)%		22.05%		13.33%		29.67%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$321,335		$512,423		$605,486		$370,127		$137,283
Ratio of Expenses Before Expense Limitation	0.83%		0.83%		0.82%		N/A		N/A
Ratio of Expenses After Expense Limitation	0.82	%(5)(6)	0.83	%(6)	0.82	%(6)	0.83	%(6)	0.86	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		N/A		0.83	%(6)	0.86	%(6)
Ratio of Net Investment Income	0.97	%(5)(6)	0.90	%(6)	0.90	%(6)	1.14	%(6)	1.21	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	15%		15%		17%		19%		16%

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class R6 shares.

(5)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class R6 shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.83%	0.96%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-three separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying financial statements relates to the Global Franchise Portfolio. The Fund seeks long-term capital appreciation.

The Fund has issued five classes of shares — Class I, Class A, Class L, Class C and Class R6. Class C shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors. Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (5) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$63,298	$160,309	$—	$223,607
Capital Markets	185,274	—	—	185,274
Commercial Services & Supplies	13,933	—	—	13,933
Electronic Equipment, Instruments & Components	59,865	—	—	59,865
Entertainment	—	22,739	—	22,739
Financial Services	179,929	—	—	179,929
Health Care Equipment & Supplies	242,343	—	—	242,343
Household Products	71,912	126,250	—	198,162

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Information Technology Services	$174,229	$—	$—	$174,229
Insurance	124,204	—	—	124,204
Life Sciences Tools & Services	246,480	—	—	246,480
Machinery	49,532	—	—	49,532
Personal Care Products	—	61,713	—	61,713
Pharmaceuticals	30,460	—	—	30,460
Professional Services	177,436	157,107	—	334,543
Software	311,142	171,504	—	482,646
Textiles, Apparel & Luxury Goods	18,102	42,963	—	61,065
Tobacco	176,833	—	—	176,833
Total Common Stocks	2,124,972	742,585	—	2,867,557
Short-Term Investment
Investment Company	64,813	—	—	64,813
Total Assets	$2,189,785	$742,585	$—	$2,932,370

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

5.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency, co-transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2023, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.72% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares and 0.95% for Class R6 shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the

Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. This arrangement had no effect for the year ended December 31, 2023.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The Adviser agreed to reimburse the Fund for prior years overpayment of transfer agency and sub transfer agency fees. This was reflected as "Reimbursement of Transfer Agency and Sub Transfer Agency Fees" in the Statement of Operations.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Statement of Operations, amounted to approximately $4,000.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $440,887,000 and $963,720,000, respectively. There were no purchases and sales of long-term

U.S. Government securities for the year ended December 31, 2023.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, advisory fees paid were reduced by approximately $94,000 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2023 is as follows:

Affiliated Investment Company	Value December 31, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$49,756	$601,127	$586,070	$2,364
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2023 (000)
Liquidity Fund	$—	$—	$64,813

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:		2022 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$23,775	$31,484	$24,079	$25,409

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2023.

At December 31, 2023, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$242	$5,567

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2023, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 57.2%.

K. Market Risk: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments, which may in turn impact valuation, the Fund's ability to sell securities and/or its ability to meet redemptions.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders of Global Franchise Portfolio and the Board of Directors of
Morgan Stanley Institutional Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Franchise Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 29, 2024

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule.The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2023. For corporate shareholders 100% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $31,484,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2023. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $23,774,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fun on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				87

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	88

Formerly, Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994 (Retired December 31, 2023)	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	88	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
1585 Broadway
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

37

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

© 2024 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGFANN
6337610 EXP 02.28.25

Morgan Stanley Institutional Fund, Inc.

Global

Infrastructure

Portfolio

Annual Report

December 31, 2023

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Table of Contents (unaudited)

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	28
Liquidity Risk Management Program	29
Federal Tax Notice	30
Important Notices	31
U.S. Customer Privacy Notice	32
Directors and Officers Information	35

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 869-6397. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this annual report, in which you will learn how your investment in Global Infrastructure Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2024

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Expense Example (unaudited)

Global Infrastructure Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Actual Ending Account Value 12/31/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Infrastructure Portfolio Class I	$1,000.00	$1,010.30	$1,021.22	$4.00	$4.02	0.79%
Global Infrastructure Portfolio Class A	1,000.00	1,008.50	1,019.91	5.32	5.35	1.05
Global Infrastructure Portfolio Class L	1,000.00	1,006.10	1,017.04	8.19	8.24	1.62
Global Infrastructure Portfolio Class C	1,000.00	1,004.10	1,015.43	9.80	9.86	1.94
Global Infrastructure Portfolio Class R6	1,000.00	1,009.80	1,021.27	3.95	3.97	0.78
Global Infrastructure Portfolio Class IR	1,000.00	1,010.60	1,021.27	3.95	3.97	0.78

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period.

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited)

Global Infrastructure Portfolio

The Fund seeks to provide both capital appreciation and income.

Performance

For the fiscal year ended December 31, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 4.13%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the Dow Jones Brookfield Global Infrastructure IndexSM (the "Index"), which returned 4.51%.

Factors Affecting Performance

•  Infrastructure shares gained 4.51% in the year ending December 31, 2023, as measured by the Index. From a sector perspective, airports, diversified, European regulated utilities, gas midstream and toll roads outperformed the Index, while other utilities, water & waste, gas distribution utilities, pipeline companies, ports, communications, and electricity transmission & distribution underperformed.

•  The year 2023 was strong for the global equity markets, despite lingering concerns over the level of inflation and the ability of the U.S. Federal Reserve and other major central banks to orchestrate a soft landing in their economies following many years of monetary policy easing. Unfortunately, 2023 was not similarly strong for listed infrastructure securities, as the asset class suffered alongside other defensive parts of the equity markets, such as consumer staples and health care. Indeed, listed infrastructure securities' relative outperformance of 2022 versus the broader global equity markets was more than eroded by the relative underperformance in 2023. Underscoring the challenges of 2023 was the performance of utilities, in particular those domiciled in the United States. Despite the fundamental tailwinds afforded due to the transition to clean energy and related infrastructure needs, U.S. utilities had their worst performance relative to the S&P 500 Index in roughly 50 years.(i) Looking at the other infrastructure sectors, outside of the transportation sector, returns were generally lackluster to poor in the one-year period.

•  For the full-year 2023, the Fund modestly underperformed the Index, with positive bottom-up stock selection offset by negative top-down sector allocation. From a bottom-up perspective, the Fund benefited from favorable stock selection in the water & waste, communications, other utilities, gas midstream, airports, pipeline companies, diversified and toll roads sectors; this was modestly offset by adverse stock selection in the gas distribution utilities, electricity transmission & distribution, and European regulated utilities sectors. From a top-down perspective, the Fund benefited from underweights to pipeline companies, electricity transmission & distribution, and ports; this was offset by overweight positioning in other utilities and water & waste, an underweight in gas midstream, an overweight in gas distribution utilities, an underweight in European regulated utilities, an overweight in communications, and underweights in diversified and toll roads.

Management Strategies

•  We remain committed to our core investment philosophy as an infrastructure value investor. As a value-oriented, bottom-up driven investor, our investment perspective is that over the medium and long term, the key factor in determining the performance of infrastructure securities will be underlying infrastructure asset values. Given the large and growing private infrastructure market, we believe that there are limits as to the level of premium or discount at which the public sector should trade relative to its underlying private infrastructure value. These limits can be viewed as the point at which the arbitrage opportunity between owning infrastructure in the private versus public markets becomes compelling. In aiming to achieve core infrastructure exposure in a cost-effective manner, we invest in equity securities of publicly listed infrastructure companies that we believe offer the best value relative to their underlying infrastructure value and growth prospects.

•  As of the end of the reporting period, our research currently led us to an overweighting in the Fund to

(i)  The Standard & Poor's 500® Index (S&P 500® Index) measures the performance of the large cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Global Infrastructure Portfolio

a group of companies in other utilities, water & waste, communications, airports and gas distribution utilities, and an underweighting to companies in the electricity transmission & distribution, pipeline companies, gas midstream, European regulated utilities, diversified, toll roads and ports sectors. Finally, we continued to retain out-of-benchmark positions in renewables.

•  For 2024, we are constructive on listed infrastructure, predominantly due to the material adverse relative performance witnessed in 2023. That is not to dilute, our favorable view on fundamentals as well. While there are areas to monitor — most notably political interference associated with elections and customer affordability for some infrastructure services — we view the fundamental backdrop as a whole to be relatively solid in the context of a softening global economic backdrop. Furthermore, we believe some infrastructure areas that had a challenging 2023 from a fundamental perspective, such as the communications sector, look to be lapping such challenges and entering 2024 and beyond in a much better position.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C, R6 and IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Global Infrastructure Portfolio

Performance Compared to the Dow Jones Brookfield Global Infrastructure IndexSM(1) and the Lipper Global Infrastructure Funds Index(2)

	Period Ended December 31, 2023 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(4)	4.13%	6.54%	5.03%	7.97%
Fund — Class A Shares w/o sales charges(4)	3.78	6.27	4.76	7.70
Fund — Class A Shares with maximum 5.25% sales charges(4)	–1.67	5.14	4.19	7.27
Fund — Class L Shares w/o sales charges(4)	3.19	5.67	4.16	7.10
Fund — Class C Shares w/o sales charges(6)	2.95	5.37	—	2.58
Fund — Class C Shares with maximum 1.00% deferred sales charges(6)	1.95	5.37	—	2.58
Fund — Class R6 Shares w/o sales charges(5)	4.09	6.46	5.00	5.79
Fund — Class IR Shares w/o sales charges(7)	4.15	6.57	—	5.02
Dow Jones Brookfield Global Infrastructure IndexSM	4.51	6.97	5.29	7.81
Lipper Global Infrastructure Funds Index	3.93	6.77	5.59	—

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Infrastructure Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Infrastructure Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Infrastructure Funds classification. The history of this Index began in October 2011. Therefore, there is no "Since Inception" return data available.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on September 20, 2010.

(5)  Commenced offering on September 13, 2013.

(6)  Commenced offering on April 30, 2015. Class C shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion.

(7)  Commenced offering on June 15. 2018.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Portfolio of Investments

Global Infrastructure Portfolio

	Shares	Value (000)
Common Stocks (99.5%)
Australia (2.6%)
Transurban Group (Units) (a)	730,929	$6,830
Canada (19.8%)
Enbridge, Inc.	315,839	11,370
Fortis, Inc. (b)	104,305	4,291
GFL Environmental, Inc.	488,450	16,856
Keyera Corp. (b)	103,065	2,491
Pembina Pipeline Corp.	242,704	8,356
TC Energy Corp. (b)	221,377	8,648
		52,012
China (2.2%)
China Gas Holdings Ltd. (c)	5,730,400	5,662
France (4.6%)
Aeroports de Paris	4,010	520
Getlink SE	88,352	1,618
Vinci SA	79,150	9,961
		12,099
Italy (3.2%)
Infrastrutture Wireless Italiane SpA	445,697	5,643
Snam SpA	97,650	502
Terna — Rete Elettrica Nazionale	286,095	2,387
		8,532
Mexico (2.1%)
Grupo Aeroportuario del Pacifico SAB de CV, Class B	220,733	3,872
Grupo Aeroportuario del Sureste SAB de CV, Class B	59,743	1,750
		5,622
New Zealand (0.6%)
Auckland International Airport Ltd.	269,381	1,499
Portugal (0.4%)
EDP Renovaveis SA	54,370	1,113
Spain (7.3%)
Aena SME SA	27,184	4,934
Cellnex Telecom SA (d)	131,622	5,182
Ferrovial SE	147,747	5,393
Iberdrola SA	279,800	3,670
		19,179
Switzerland (0.7%)
Flughafen Zurich AG (Registered)	9,374	1,959
United Kingdom (6.7%)
National Grid PLC	875,211	11,790
Pennon Group PLC	130,428	1,251
Severn Trent PLC	91,082	2,995
United Utilities Group PLC	108,749	1,469
		17,505
	Shares	Value (000)
United States (49.3%)
American Electric Power Co., Inc.	74,958	$6,088
American Tower Corp. REIT	84,269	18,192
American Water Works Co., Inc.	43,340	5,721
Atmos Energy Corp.	41,609	4,823
CenterPoint Energy, Inc.	235,725	6,735
Cheniere Energy, Inc.	43,291	7,390
CMS Energy Corp.	22,580	1,311
Crown Castle, Inc. REIT	57,527	6,627
Edison International	76,247	5,451
Essential Utilities, Inc.	17,588	657
Eversource Energy	73,783	4,554
Exelon Corp.	186,057	6,679
Kinder Morgan, Inc.	76,737	1,354
NiSource, Inc.	188,151	4,995
ONEOK, Inc.	117,149	8,226
PG&E Corp.	297,917	5,371
SBA Communications Corp. REIT	41,721	10,584
Sempra	153,479	11,470
Southern Co.	11,367	797
Targa Resources Corp.	53,541	4,651
WEC Energy Group, Inc.	32,202	2,710
Williams Cos., Inc.	132,513	4,615
Xcel Energy, Inc.	10,711	663
		129,664
Total Common Stocks (Cost $228,857)		261,676
Short-Term Investments (3.9%)
Investment Company (0.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $1,220)	1,219,846	1,220
Securities held as Collateral on Loaned Securities (3.4%)
Investment Company (2.8%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	7,314,056	7,314
	Face Amount (000)
Repurchase Agreements (0.6%)
Citigroup, Inc., (5.33%, dated 12/29/23, due 1/2/24; proceeds $538; fully collateralized by U.S. Government obligations; 0.25% - 3.00% due 5/15/24 - 11/15/49; valued at $549)	$538	538
HSBC Securities USA, Inc., (5.33%, dated 12/29/23, due 1/2/24; proceeds $538; fully collateralized by a U.S. Government obligation; 0.00% due 8/15/27; valued at $549)	538	538

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Portfolio of Investments (cont'd)

Global Infrastructure Portfolio

	Face Amount (000)	Value (000)
Merrill Lynch & Co., Inc., (5.31%, dated 12/29/23, due 1/2/24; proceeds $538; fully collateralized by a U.S. Government obligation; 4.75% due 11/15/53; valued at $549)	$538	$538
		1,614
Total Securities held as Collateral on Loaned Securities (Cost $8,928)		8,928
Total Short-Term Investments (Cost $10,148)		10,148
Total Investments (103.4%) (Cost $239,005) Including $12,387 of Securities Loaned (e)(f)		271,824
Liabilities in Excess of Other Assets (–3.4%)		(8,814)
Net Assets (100.0%)		$263,010

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(b)  All or a portion of this security was on loan at December 31, 2023.

(c)  Security trades on the Hong Kong exchange.

(d)  Non-income producing security.

(e)  The approximate fair value and percentage of net assets, $74,378,000 and 28.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Financial Statements.

(f)  At December 31, 2023, the aggregate cost for federal income tax purposes is approximately $247,758,000. The aggregate gross unrealized appreciation is approximately $37,847,000 and the aggregate gross unrealized depreciation is approximately $13,998,000, resulting in net unrealized appreciation of approximately $23,849,000.

REIT  Real Estate Investment Trust.

Portfolio Composition*

Classification	Percentage of Total Investments
Oil & Gas Storage & Transportation	32.2%
Communications	17.6
Electricity Transmission & Distribution	15.4
Diversified	12.1
Others	8.9
Other**	8.3
Airports	5.5
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2023.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Infrastructure Portfolio

Statement of Assets and Liabilities	December 31, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $230,471)	$263,290
Investment in Security of Affiliated Issuer, at Value (Cost $8,534)	8,534
Total Investments in Securities, at Value (Cost $239,005)	271,824
Foreign Currency, at Value (Cost $170)	170
Dividends Receivable	805
Receivable for Fund Shares Sold	88
Receivable from Affiliate	15
Tax Reclaim Receivable	10
Receivable for Investments Sold	8
Receivable from Securities Lending Income	3
Other Assets	68
Total Assets	272,991
Liabilities:
Collateral on Securities Loaned, at Value	8,928
Payable for Fund Shares Redeemed	447
Payable for Advisory Fees	397
Payable for Sub Transfer Agency Fees — Class I	24
Payable for Sub Transfer Agency Fees — Class A	23
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Directors' Fees and Expenses	37
Payable for Shareholder Services Fees — Class A	33
Payable for Distribution and Shareholder Services Fees — Class L	2
Payable for Distribution and Shareholder Services Fees — Class C	1
Payable for Professional Fees	21
Payable for Administration Fees	18
Payable for Custodian Fees	16
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	6
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class R6	—	@
Payable for Transfer Agency Fees — Class IR	—	@
Payable for Investments Purchased	—	@
Other Liabilities	28
Total Liabilities	9,981
Net Assets	$263,010
Net Assets Consist of:
Paid-in-Capital	255,038
Total Distributable Earnings	7,972
Net Assets	$263,010

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Infrastructure Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2023 (000)
CLASS I:
Net Assets	$101,389
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	8,551,174
Net Asset Value, Offering and Redemption Price Per Share	$11.86
CLASS A:
Net Assets	$157,533
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	13,322,139
Net Asset Value, Redemption Price Per Share	$11.82
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.65
Maximum Offering Price Per Share	$12.47
CLASS L:
Net Assets	$2,571
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	218,086
Net Asset Value, Offering and Redemption Price Per Share	$11.79
CLASS C:
Net Assets	$1,493
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	128,481
Net Asset Value, Offering and Redemption Price Per Share	$11.62
CLASS R6:
Net Assets	$12
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,048
Net Asset Value, Offering and Redemption Price Per Share	$11.78
CLASS IR:
Net Assets	$12
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,019
Net Asset Value, Offering and Redemption Price Per Share	$11.85
(1) Including: Securities on Loan, at Value:	12,387

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Infrastructure Portfolio

Statement of Operations	Year Ended December 31, 2023 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $498 of Foreign Taxes Withheld)	$8,812
Dividends from Security of Affiliated Issuer (Note G)	323
Income from Securities Loaned — Net	29
Total Investment Income	9,164
Expenses:
Advisory Fees (Note B)	2,176
Shareholder Services Fees — Class A (Note D)	418
Distribution and Shareholder Services Fees — Class C (Note D)	23
Distribution and Shareholder Services Fees — Class L (Note D)	20
Sub Transfer Agency Fees — Class I	101
Sub Transfer Agency Fees — Class A	116
Sub Transfer Agency Fees — Class L	2
Sub Transfer Agency Fees — Class C	2
Administration Fees (Note C)	205
Professional Fees	145
Registration Fees	93
Transfer Agency Fees — Class I (Note E)	5
Transfer Agency Fees — Class A (Note E)	52
Transfer Agency Fees — Class L (Note E)	3
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class R6 (Note E)	2
Transfer Agency Fees — Class IR (Note E)	2
Custodian Fees (Note F)	51
Shareholder Reporting Fees	28
Directors' Fees and Expenses	11
Pricing Fees	3
Interest Expenses	3
Other Expenses	26
Total Expenses	3,490
Waiver of Advisory Fees (Note B)	(333)
Reimbursement of Class Specific Expenses — Class I (Note B)	(81)
Reimbursement of Class Specific Expenses — Class A (Note B)	(135)
Reimbursement of Class Specific Expenses — Class L (Note B)	(3)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class R6 (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(2)
Reimbursement of Transfer Agency and Sub Transfer Agency Fees (Note B)	(199)
Rebate from Morgan Stanley Affiliate (Note G)	(12)
Net Expenses	2,721
Net Investment Income	6,443
Realized Gain (Loss):
Investments Sold	(11,520)
Foreign Currency Translation	19
Net Realized Loss	(11,501)
Change in Unrealized Appreciation (Depreciation):
Investments	17,837
Foreign Currency Translation	9
Net Change in Unrealized Appreciation (Depreciation)	17,846
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	6,345
Net Increase in Net Assets Resulting from Operations	$12,788

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Infrastructure Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$6,443	$5,256
Net Realized Gain (Loss)	(11,501)	21,567
Net Change in Unrealized Appreciation (Depreciation)	17,846	(54,489)
Net Increase (Decrease) in Net Assets Resulting from Operations	12,788	(27,666)
Dividends and Distributions to Shareholders:
Class I	(3,232)	(13,364)
Class A	(4,568)	(28,502)
Class L	(60)	(422)
Class C	(22)	(549)
Class R6*	(— @)	(2)
Class IR	(— @)	(2)
Total Dividends and Distributions to Shareholders	(7,882)	(42,841)
Capital Share Transactions, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:(1)
Class I:
Subscribed	72,427	57,338
Distributions Reinvested	3,179	13,364
Redeemed	(55,927)	(62,098)
Class A:
Subscribed	1,441	3,337
Distributions Reinvested	4,459	27,793
Redeemed	(25,103)	(32,795)
Class L:
Exchanged	—	49
Distributions Reinvested	58	413
Redeemed	(212)	(309)
Class C:
Subscribed	96	2,037
Distributions Reinvested	22	549
Redeemed	(2,005)	(2,388)
Class R6:*
Distributions Reinvested	— @	2
Class IR:
Distributions Reinvested	— @	2
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(1,565)	7,294
Total Increase (Decrease) in Net Assets	3,341	(63,213)
Net Assets:
Beginning of Period	259,669	322,882
End of Period	$263,010	$259,669

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Infrastructure Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	6,351	4,062
Shares Issued on Distributions Reinvested	272	1,141
Shares Redeemed	(4,720)	(4,521)
Net Increase in Class I Shares Outstanding	1,903	682
Class A:
Shares Subscribed	119	228
Shares Issued on Distributions Reinvested	383	2,380
Shares Redeemed	(2,132)	(2,395)
Net Increase (Decrease) in Class A Shares Outstanding	(1,630)	213
Class L:
Shares Exchanged	—	4
Shares Issued on Distributions Reinvested	5	35
Shares Redeemed	(18)	(23)
Net Increase (Decrease) in Class L Shares Outstanding	(13)	16
Class C:
Shares Subscribed	8	141
Shares Issued on Distributions Reinvested	2	48
Shares Redeemed	(171)	(183)
Net Increase (Decrease) in Class C Shares Outstanding	(161)	6
Class R6:*
Shares Issued on Distributions Reinvested	— @@	— @@
Class IR:
Shares Issued on Distributions Reinvested	— @@	— @@

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Global Infrastructure Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$11.76		$15.26		$14.47		$15.37		$12.39
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.32		0.28		0.30		0.13		0.35
Net Realized and Unrealized Gain (Loss)	0.16		(1.57)		1.72		(0.36)		3.11
Total from Investment Operations	0.48		(1.29)		2.02		(0.23)		3.46
Distributions from and/or in Excess of:
Net Investment Income	(0.38)		(0.36)		(0.35)		(0.40)		(0.36)
Net Realized Gain	—		(1.85)		(0.88)		(0.27)		(0.12)
Total Distributions	(0.38)		(2.21)		(1.23)		(0.67)		(0.48)
Net Asset Value, End of Period	$11.86		$11.76		$15.26		$14.47		$15.37
Total Return(2)	4.13	%(3)	(8.40)%		14.14%		(1.45)%		27.94%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$101,389		$78,217		$91,045		$68,255		$89,371
Ratio of Expenses Before Expense Limitation	1.20%		1.20%		1.18%		1.18%		1.16%
Ratio of Expenses After Expense Limitation	0.88	%(4)(5)	0.97	%(5)	0.97	%(5)	0.97	%(5)	0.97	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.88	%(4)(5)	N/A		N/A		0.97	%(5)	0.97	%(5)
Ratio of Net Investment Income	2.71	%(4)(5)	1.96	%(5)	1.95	%(5)	0.94	%(5)	2.40	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	42%		57%		61%		62%		30%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class I shares.

(4)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class I shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.97%	2.62%

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Global Infrastructure Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$11.73		$15.22		$14.44		$15.33		$12.36
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.29		0.24		0.27		0.11		0.31
Net Realized and Unrealized Gain (Loss)	0.15		(1.56)		1.70		(0.37)		3.10
Total from Investment Operations	0.44		(1.32)		1.97		(0.26)		3.41
Distributions from and/or in Excess of:
Net Investment Income	(0.35)		(0.32)		(0.31)		(0.36)		(0.32)
Net Realized Gain	—		(1.85)		(0.88)		(0.27)		(0.12)
Total Distributions	(0.35)		(2.17)		(1.19)		(0.63)		(0.44)
Net Asset Value, End of Period	$11.82		$11.73		$15.22		$14.44		$15.33
Total Return(2)	3.78	%(3)	(8.60)%		13.89%		(1.69)%		27.62%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$157,533		$175,406		$224,318		$213,128		$240,350
Ratio of Expenses Before Expense Limitation	1.42%		1.41%		1.39%		1.38%		1.37%
Ratio of Expenses After Expense Limitation	1.14	%(4)(5)	1.21	%(5)	1.21	%(5)	1.21	%(5)	1.21	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.14	%(4)(5)	N/A		N/A		1.21	%(5)	1.21	%(5)
Ratio of Net Investment Income	2.45	%(4)(5)	1.70	%(5)	1.74	%(5)	0.74	%(5)	2.16	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	42%		57%		61%		62%		30%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class A shares.

(4)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class A shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.21%	2.38%

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Global Infrastructure Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$11.70		$15.18		$14.40		$15.29		$12.33
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.22		0.16		0.18		0.02		0.23
Net Realized and Unrealized Gain (Loss)	0.15		(1.55)		1.69		(0.36)		3.08
Total from Investment Operations	0.37		(1.39)		1.87		(0.34)		3.31
Distributions from and/or in Excess of:
Net Investment Income	(0.28)		(0.24)		(0.21)		(0.28)		(0.23)
Net Realized Gain	—		(1.85)		(0.88)		(0.27)		(0.12)
Total Distributions	(0.28)		(2.09)		(1.09)		(0.55)		(0.35)
Net Asset Value, End of Period	$11.79		$11.70		$15.18		$14.40		$15.29
Total Return(2)	3.19	%(3)	(9.09)%		13.28%		(2.27)%		26.87%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,571		$2,708		$3,275		$3,163		$3,718
Ratio of Expenses Before Expense Limitation	2.01%		1.95%		1.98%		1.94%		1.93%
Ratio of Expenses After Expense Limitation	1.70	%(4)(5)	1.78	%(5)	1.78	%(5)	1.78	%(5)	1.78	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.70	%(4)(5)	N/A		N/A		1.78	%(5)	1.78	%(5)
Ratio of Net Investment Income	1.88	%(4)(5)	1.15	%(5)	1.17	%(5)	0.17	%(5)	1.58	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	42%		57%		61%		62%		30%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class L shares.

(4)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class L shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.78%	1.80%

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Global Infrastructure Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$11.46		$14.90		$14.18		$15.08		$12.17
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	0.18		0.12		0.14		(0.02)		0.18
Net Realized and Unrealized Gain (Loss)	0.15		(1.54)		1.66		(0.36)		3.05
Total from Investment Operations	0.33		(1.42)		1.80		(0.38)		3.23
Distributions from and/or in Excess of:
Net Investment Income	(0.17)		(0.17)		(0.20)		(0.25)		(0.20)
Net Realized Gain	—		(1.85)		(0.88)		(0.27)		(0.12)
Total Distributions	(0.17)		(2.02)		(1.08)		(0.52)		(0.32)
Net Asset Value, End of Period	$11.62		$11.46		$14.90		$14.18		$15.08
Total Return(2)	2.95	%(3)	(9.42)%		12.93%		(2.53)%		26.55%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,493		$3,314		$4,218		$2,787		$2,901
Ratio of Expenses Before Expense Limitation	2.27%		2.22%		2.19%		2.22%		2.20%
Ratio of Expenses After Expense Limitation	2.02	%(4)(5)	2.07	%(5)	2.07	%(5)	2.07	%(5)	2.07	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	2.02	%(4)(5)	N/A		N/A		2.07	%(5)	2.07	%(5)
Ratio of Net Investment Income (Loss)	1.56	%(4)(5)	0.89	%(5)	0.92	%(5)	(0.12	)%(5)	1.30	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	42%		57%		61%		62%		30%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class C shares.

(4)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class C shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	2.07%	1.51%

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Global Infrastructure Portfolio

	Class R6(1)
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$11.69		$15.18		$14.40		$15.29		$12.38
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.32		0.32		0.34		0.15		0.38
Net Realized and Unrealized Gain (Loss)	0.15		(1.60)		1.67		(0.37)		3.01
Total from Investment Operations	0.47		(1.28)		2.01		(0.22)		3.39
Distributions from and/or in Excess of:
Net Investment Income	(0.38)		(0.36)		(0.35)		(0.40)		(0.36)
Net Realized Gain	—		(1.85)		(0.88)		(0.27)		(0.12)
Total Distributions	(0.38)		(2.21)		(1.23)		(0.67)		(0.48)
Net Asset Value, End of Period	$11.78		$11.69		$15.18		$14.40		$15.29
Total Return(3)	4.09	%(4)	(8.35)%		14.17%		(1.37)%		27.31%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$12		$12		$13		$11		$11
Ratio of Expenses Before Expense Limitation	21.87%		17.69%		20.38%		20.65%		1.05%
Ratio of Expenses After Expense Limitation	0.86	%(5)(6)	0.94	%(6)	0.94	%(6)	0.94	%(6)	0.94	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.86	%(5)(6)	N/A		N/A		0.94	%(6)	0.94	%(6)
Ratio of Net Investment Income	2.71	%(5)(6)	2.28	%(6)	2.21	%(6)	1.03	%(6)	2.71	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	42%		57%		61%		62%		30%

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class R6 shares.

(5)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class R6 shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.94%	2.63%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Global Infrastructure Portfolio

	Class IR
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$11.75		$15.25		$14.47		$15.36		$12.38
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.32		0.32		0.34		0.15		0.35
Net Realized and Unrealized Gain (Loss)	0.16		(1.61)		1.67		(0.37)		3.11
Total from Investment Operations	0.48		(1.29)		2.01		(0.22)		3.46
Distributions from and/or in Excess of:
Net Investment Income	(0.38)		(0.36)		(0.35)		(0.40)		(0.36)
Net Realized Gain	—		(1.85)		(0.88)		(0.27)		(0.12)
Total Distributions	(0.38)		(2.21)		(1.23)		(0.67)		(0.48)
Net Asset Value, End of Period	$11.85		$11.75		$15.25		$14.47		$15.36
Total Return(2)	4.15	%(3)	(8.38)%		14.18%		(1.43)%		27.99%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$12		$12		$13		$11		$11
Ratio of Expenses Before Expense Limitation	19.17%		18.17%		17.82%		19.68%		19.62%
Ratio of Expenses After Expense Limitation	0.86	%(4)(5)	0.94	%(5)	0.94	%(5)	0.94	%(5)	0.94	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.86	%(4)(5)	N/A		N/A		0.94	%(5)	0.94	%(5)
Ratio of Net Investment Income	2.74	%(4)(5)	2.28	%(5)	2.20	%(5)	1.03	%(5)	2.65	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	42%		57%		61%		62%		30%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class IR shares.

(4)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class IR shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.94%	2.66%

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-three separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying financial statements relates to the Global Infrastructure Portfolio. The Fund seeks to provide both capital appreciation and income.

The Fund has issued six classes of shares — Class I, Class A, Class L, Class C, Class R6 and Class IR. Class C shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors. Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a whollyowned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

as of the close of regular trading on the NYSE; (5) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airports	$5,622	$8,912	$—	$14,534
Communications	35,403	10,825	—	46,228
Diversified	12,823	19,024	—	31,847
Electricity Transmission & Distribution	26,346	14,177	—	40,523
Oil & Gas Storage & Transportation	78,389	6,164	—	84,553
Others	22,337	1,113	—	23,450
Toll Roads	—	8,448	—	8,448
Water	6,378	5,715	—	12,093
Total Common Stocks	187,298	74,378	—	261,676
Short-Term Investments
Investment Company	8,534	—	—	8,534
Repurchase Agreements	—	1,614	—	1,614
Total Short-Term Investments	8,534	1,614	—	10,148
Total Assets	$195,832	$75,992	$—	$271,824

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker/dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2023:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amount Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$12,387	(a)	$—	$(12,387	)(b)(c)	$0

(a) Represents market value of loaned securities at year end.

(b) The Fund received cash collateral of approximately $8,928,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $4,089,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowings.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2023:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$8,928	$—	$—	$—	$8,928
Total Borrowings	$8,928	$—	$—	$—	$8,928
Gross amount of recognized liabilities for securities lending transactions					$8,928

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-divdend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency, co-transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.85% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.97% for Class I shares, 1.21% for Class A shares, 1.78% for Class L shares, 2.07% for Class C shares, 0.94% for Class R6 shares and 0.94% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2023, approximately $333,000 of advisory fees were waived and approximately $225,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser agreed to reimburse the Fund for prior years overpayment of transfer agency and sub transfer agency fees. This was reflected as "Reimbursement of Transfer Agency and Sub Transfer Agency Fees" in the Statement of Operations.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

Fees" in the Statement of Operations, amounted to approximately $5,000.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $103,626,000 and $108,004,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2023.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Fund"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, advisory fees paid were reduced by approximately $12,000 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2023 is as follows:

Affiliated Investment Company	Value December 31, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$—	$84,739	$76,205	$323
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2023 (000)
Liquidity Fund	$—	$—	$8,534

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with

Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Directors voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended December 31, 2023, included in "Directors' Fees and Expenses" in the Statement of Operations amounted to approximately $2,000. At December 31, 2023, the Fund had an accrued pension liability of approximately $37,000, which is reflected as "Payable for Directors' Fees and Expenses" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:		2022 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$7,882	$—	$6,885	$35,956

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2023.

At December 31, 2023, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$199	$—

At December 31, 2023, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $2,869,000 and $13,159,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2023, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 72.2%.

K. Market Risk: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

performance of the Fund's investments, and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments, which may in turn impact valuation, the Fund's ability to sell securities and/or its ability to meet redemptions.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders of Global Infrastructure Portfolio
and the Board of Directors of
Morgan Stanley Institutional Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Infrastructure Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 29, 2024

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2023. For corporate shareholders 32.73% of the dividends qualified for the dividends received deduction.

The Fund designated approximately $457,000 of its distributions paid as qualified business income.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2023. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $6,733,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $498,000 and has derived net income from sources within foreign countries amounting to approximately $5,644,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fun on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				87

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	88

Formerly, Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994 (Retired December 31, 2023)	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	88	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

39

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
1585 Broadway
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

40

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

© 2024 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFISGIANN
6337625 EXP 02.28.25

Morgan Stanley Institutional Fund, Inc.

Global Insight Portfolio

Annual Report

December 31, 2023

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Table of Contents (unaudited)

Shareholders' Letter	2
Consolidated Expense Example	3
Investment Overview	4
Consolidated Portfolio of Investments	6
Consolidated Statement of Assets and Liabilities	8
Consolidated Statement of Operations	10
Consolidated Statements of Changes in Net Assets	11
Consolidated Financial Highlights	13
Notes to Consolidated Financial Statements	18
Report of Independent Registered Public Accounting Firm	29
Liquidity Risk Management Program	30
Important Notices	31
U.S. Customer Privacy Notice	32
Directors and Officers Information	35

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 869-6397. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this annual report, in which you will learn how your investment in Global Insight Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2024

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Expense Example (unaudited)

Global Insight Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Actual Ending Account Value 12/31/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Insight Portfolio Class I	$1,000.00	$1,125.10	$1,020.57	$4.93	$4.69	0.92%
Global Insight Portfolio Class A	1,000.00	1,123.40	1,018.95	6.64	6.31	1.24
Global Insight Portfolio Class L	1,000.00	1,120.80	1,016.33	9.41	8.94	1.76
Global Insight Portfolio Class C	1,000.00	1,118.60	1,015.02	10.79	10.26	2.02
Global Insight Portfolio Class R6	1,000.00	1,125.10	1,020.87	4.61	4.38	0.86

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period.

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited)

Global Insight Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 50.84%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI All Country World Net Index (the "Index"), which returned 22.20%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Global equities performed well in 2023, as economies did a better-than-expected job of withstanding the rapid increases in interest rates needed to cool inflation from post-pandemic highs and excitement about artificial intelligence drove a narrow group of mega-cap technology stocks to significantly outperform. While tightening conditions had become a headwind to the eurozone and U.K. economies toward the end of 2023, the widely predicted recessions did not materialize and the U.S. economy remained particularly resilient. Over the year, softening inflation data and relatively tight labor markets allowed central banks to slow and eventually pause interest rate increases, bolstering sentiment that rate hiking cycles were ending and rate cuts would follow. Meanwhile, markets also faced a U.S. regional banking crisis triggered by high interest rates, concerns about the U.S. government's debt levels and budget, a disappointing economic recovery in China and multiple geopolitical flashpoints.

•  Global equities, as measured by the Index, advanced in the 12-month period. All sectors had positive performance, led by information technology, communication services and consumer discretionary. Utilities, consumer staples and health care were the weakest performing sectors in the Index over this period.

•  Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage focused portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund outperformed the Index in this reporting period due to favorable stock selection and sector allocations.

•  Stock selection in consumer discretionary was the greatest contributor to relative performance. A Latin American ecommerce and payments company was the top contributor within the sector and second largest across the portfolio. The company reported solid quarterly results that beat analysts' expectations; its shares advanced as the company continued to demonstrate strong execution on key initiatives, provided an upbeat outlook for its payments business, and gained ecommerce market share.

•  Stock selection in financials added to relative gains. A technology platform specializing in consumer buy-now-pay-later point of sale financing and payment processing was the largest contributor in the sector and fifth largest in the portfolio. The company reported results that came in ahead of expectations, driven primarily by strong credit execution, including better-than-expected provisioning, as the company continues to proactively manage loan performance in an uncertain and volatile macroeconomic environment.

•  Information technology also drove relative outperformance, as both stock selection and an average overweight in the sector were advantageous. A company that operates a cloud-based software and services platform that enables merchants to build an ecommerce presence and was the greatest contributor in the sector and across the portfolio. Its outperformance was driven by continued strong business execution in a tougher economic environment, ongoing traction with new product offerings, and divestment of the company's capital intense logistics business unit.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Global Insight Portfolio

•  Health care was the largest detractor (and only sector-level detractor) from relative performance, with an adverse impact from both stock selection and an average overweight in the sector. One of the largest buyers of biopharmaceutical royalties and a leading funder of innovation across academic institutions, non-profits, biotechnology and pharmaceutical companies was the greatest detractor in the sector and across the portfolio. The company reported solid results, but its shares remained pressured due to investors' ongoing concerns around clinical trial results for a few of its partners' new therapies and the impact to potential related royalties.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and R6 shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI All Country World Net Index(1) and the Lipper Global Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2023 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Fund — Class I Shares w/o sales charges(4)	50.84%	7.02%	6.99%	9.21%
Fund — Class A Shares w/o sales charges(4)	50.54	6.70	6.64	8.87
Fund — Class A Shares with maximum 5.25% sales charges(4)	42.62	5.56	6.07	8.42
Fund — Class L Shares w/o sales charges(4)	49.78	6.13	6.08	8.31
Fund — Class C Shares w/o sales charges(5)	49.15	5.89	—	6.17
Fund — Class C Shares with maximum 1.00% deferred sales charges(5)	48.15	5.89	—	6.17
Fund — Class R6 Shares w/o sales charges(6)	51.03	—	—	–20.60
MSCI All Country World Net Index	22.20	11.72	7.93	8.39
Lipper Global Multi-Cap Growth Funds Index	22.35	11.65	8.00	8.25

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The MSCI All Country World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Multi-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 28, 2010.

(5)  Commenced offering on April 30, 2015. Class C shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion.

(6)  Commenced offering on June 14, 2021.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Portfolio of Investments

Global Insight Portfolio

	Shares	Value (000)
Common Stocks (95.7%)
Brazil (0.4%)
NU Holdings Ltd., Class A (a)	38,210	$318
Canada (6.9%)
Shopify, Inc., Class A (a)	69,213	5,392
Israel (4.9%)
Global-e Online Ltd. (a)	95,557	3,787
Korea, Republic of (2.1%)
Coupang, Inc. (a)	101,571	1,645
Netherlands (7.3%)
Adyen NV (a)	4,404	5,685
Singapore (3.5%)
Grab Holdings Ltd., Class A (a)	703,687	2,372
Sea Ltd. ADR (a)	9,145	370
		2,742
United States (70.6%)
Affirm Holdings, Inc. (a)	104,106	5,116
Agilon Health, Inc. (a)	173,485	2,177
Airbnb, Inc., Class A (a)	13,132	1,788
Arbutus Biopharma Corp. (a)	119,129	298
Aurora Innovation, Inc. (a)	388,681	1,699
Bill Holdings, Inc. (a)	24,767	2,021
Carvana Co. (a)	51,724	2,738
Cloudflare, Inc., Class A (a)	85,956	7,157
Dlocal Ltd. (a)	19,865	351
DoorDash, Inc., Class A (a)	35,205	3,481
Ginkgo Bioworks Holdings, Inc. (a)	141,030	238
MercadoLibre, Inc. (a)	3,356	5,274
MicroStrategy, Inc., Class A (a)	2,172	1,372
Peloton Interactive, Inc., Class A (a)	69,142	421
ProKidney Corp. (a)	41,461	74
ROBLOX Corp., Class A (a)	59,716	2,730
Roivant Sciences Ltd. (a)	89,500	1,005
Royalty Pharma PLC, Class A	118,132	3,318
Snowflake, Inc., Class A (a)	18,137	3,609
Spotify Technology SA (a)	407	77
Tesla, Inc. (a)	14,981	3,722
Trade Desk, Inc., Class A (a)	37,264	2,682
Uber Technologies, Inc. (a)	59,621	3,671
		55,019
Total Common Stocks (Cost $54,325)		74,588
Preferred Stock (0.0%)‡
United States (0.0%)‡
Lookout, Inc., Series F (a)(b)(c) (acquisition cost — $73; acquired 6/17/14)	6,374	19
Total Preferred Stocks (Cost $73)		19
Investment Company (2.3%)
United States (2.3%)
Grayscale Bitcoin Trust (a) (Cost $1,202)	52,211	1,807
	Shares	Value (000)
Short-Term Investment (2.1%)
Investment Company (2.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $1,663)	1,662,917	$1,663
Total Investments Excluding Purchased Options (100.1%) (Cost $57,263)		78,077
Total Purchased Options Outstanding (0.1%) (Cost $258)		45
Total Investments (100.2%) (Cost $57,521) (d)(e)(f)		78,122
Liabilities in Excess of Other Assets (–0.2%)		(141)
Net Assets (100.0%)		$77,981

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

‡  Amount is less than 0.05%.

(a)  Non-income producing security.

(b)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2023 amounts to approximately $19,000 and represents less than 0.05% of net assets.

(c)  At December 31, 2023, the Fund held a fair valued security at approximately $19,000, representing less than 0.05% of net assets. This security has been fair valued using significant unobservable inputs as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(d)  The approximate fair value and percentage of net assets, $5,685,000 and 7.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Consolidated Financial Statements.

(e)  Securities are available for collateral in connection with purchased options.

(f)  At December 31, 2023, the aggregate cost for federal income tax purposes is approximately $70,926,000. The aggregate gross unrealized appreciation is approximately $27,739,000 and the aggregate gross unrealized depreciation is approximately $20,054,000, resulting in net unrealized appreciation of approximately $7,685,000.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the consolidated financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Global Insight Portfolio

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2023:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
JPMorgan Chase Bank NA	USD/CNH	CNH	7.43	Jan-24	17,249,664	$17,250	$2	$81	$(79)
Standard Chartered Bank	USD/CNH	CNH	7.57	May-24	21,463,987	21,464	22	91	(69)
JPMorgan Chase Bank NA	USD/CNH	CNH	7.79	Aug-24	20,862,233	20,862	21	86	(65)
							$45	$258	$(213)

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Other*	30.3%
Information Technology Services	20.7
Financial Services	14.2
Broadline Retail	13.7
Ground Transportation	7.7
Hotels, Restaurants & Leisure	6.8
Software	6.6
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the consolidated financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Insight Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $55,858)	$76,459
Investment in Security of Affiliated Issuer, at Value (Cost $1,663)	1,663
Total Investments in Securities, at Value (Cost $57,521)	78,122
Foreign Currency, at Value (Cost $6)	6
Receivable for Investments Sold	144
Receivable for Fund Shares Sold	19
Tax Reclaim Receivable	5
Receivable from Affiliate	5
Dividends Receivable	1
Other Assets	30
Total Assets	78,332
Liabilities:
Payable for Fund Shares Redeemed	165
Due to Broker	60
Payable for Advisory Fees	43
Payable for Professional Fees	24
Payable for Sub Transfer Agency Fees — Class I	10
Payable for Sub Transfer Agency Fees — Class A	5
Payable for Sub Transfer Agency Fees — Class C	1
Payable for Shareholder Services Fees — Class A	4
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	4
Payable for Custodian Fees	7
Payable for Administration Fees	5
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class R6	—	@
Other Liabilities	23
Total Liabilities	351
Net Assets	$77,981
Net Assets Consist of:
Paid-in-Capital	$192,950
Total Accumulated Loss	(114,969)
Net Assets	$77,981

The accompanying notes are an integral part of the consolidated financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Insight Portfolio

Consolidated Statement of Assets and Liabilities (cont'd)	December 31, 2023 (000)
CLASS I:
Net Assets	$52,218
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	4,464,981
Net Asset Value, Offering and Redemption Price Per Share	$11.69
CLASS A:
Net Assets	$21,056
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,895,105
Net Asset Value, Redemption Price Per Share	$11.11
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.62
Maximum Offering Price Per Share	$11.73
CLASS L:
Net Assets	$253
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	25,279
Net Asset Value, Offering and Redemption Price Per Share	$10.02
CLASS C:
Net Assets	$4,448
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	462,300
Net Asset Value, Offering and Redemption Price Per Share	$9.62
CLASS R6:
Net Assets	$6
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	475
Net Asset Value, Offering and Redemption Price Per Share	$11.69

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Insight Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2023 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers* (Net of $3 of Foreign Taxes Withheld)	$180
Dividends from Security of Affiliated Issuer (Note G)	61
Income from Securities Loaned — Net	7
Total Investment Income	248
Expenses:
Advisory Fees (Note B)	672
Professional Fees	170
Registration Fees	103
Shareholder Services Fees — Class A (Note D)	52
Distribution and Shareholder Services Fees — Class L (Note D)	2
Distribution and Shareholder Services Fees — Class C (Note D)	44
Sub Transfer Agency Fees — Class I	41
Sub Transfer Agency Fees — Class A	24
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	4
Administration Fees (Note C)	67
Custodian Fees (Note F)	22
Shareholder Reporting Fees	19
Transfer Agency Fees — Class I (Note E)	7
Transfer Agency Fees — Class A (Note E)	5
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class R6 (Note E)	2
Directors' Fees and Expenses	7
Pricing Fees	2
Other Expenses	23
Total Expenses	1,271
Waiver of Advisory Fees (Note B)	(287)
Reimbursement of Transfer Agency and Sub Transfer Agency Fees (Note B)	(30)
Reimbursement of Class Specific Expenses — Class I (Note B)	(19)
Reimbursement of Class Specific Expenses — Class A (Note B)	(5)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class R6 (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(2)
Net Expenses	924
Net Investment Loss	(676)
Realized Gain (Loss):
Investments Sold	(24,960)
Foreign Currency Translation	1
Net Realized Loss	(24,959)
Change in Unrealized Appreciation (Depreciation):
Investments	59,911
Foreign Currency Translation	4
Net Change in Unrealized Appreciation (Depreciation)	59,915
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	34,956
Net Increase in Net Assets Resulting from Operations	$34,280

*  Includes foreign tax reclaims for previously withheld taxes on dividends earned in certain European Union countries in the amount of approximately $16 (000).

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Insight Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(676)	$(1,109)
Net Realized Loss	(24,959)	(91,822)
Net Change in Unrealized Appreciation (Depreciation)	59,915	(53,379)
Net Increase (Decrease) in Net Assets Resulting from Operations	34,280	(146,310)
Dividends and Distributions to Shareholders:
Class I	—	(59)
Class A	—	(21)
Class L	—	(— @)
Class C	—	(6)
Class R6*	—	(— @)
Total Dividends and Distributions to Shareholders	—	(86)
Capital Share Transactions, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:(1)
Class I:
Subscribed	8,973	41,330
Distributions Reinvested	—	58
Redeemed	(35,837)	(86,880)
Class A:
Subscribed	2,245	6,444
Distributions Reinvested	—	21
Redeemed	(8,820)	(23,332)
Class L:
Distributions Reinvested	—	— @
Redeemed	(3)	(87)
Class C:
Subscribed	434	1,048
Distributions Reinvested	—	6
Redeemed	(2,054)	(5,335)
Class R6:*
Distributions Reinvested	—	— @
Net Decrease in Net Assets Resulting from Capital Share Transactions	(35,062)	(66,727)
Total Decrease in Net Assets	(782)	(213,123)
Net Assets:
Beginning of Period	78,763	291,886
End of Period	$77,981	$78,763

The accompanying notes are an integral part of the consolidated financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Insight Portfolio

Consolidated Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	942	3,866
Shares Issued on Distributions Reinvested	—	7
Shares Redeemed	(3,590)	(7,746)
Net Decrease in Class I Shares Outstanding	(2,648)	(3,873)
Class A:
Shares Subscribed	237	590
Shares Issued on Distributions Reinvested	—	3
Shares Redeemed	(938)	(2,115)
Net Decrease in Class A Shares Outstanding	(701)	(1,522)
Class L:
Shares Issued on Distributions Reinvested	—	— @@
Shares Redeemed	(— @@)	(12)
Net Decrease in Class L Shares Outstanding	(— @@)	(12)
Class C:
Shares Subscribed	48	110
Shares Issued on Distributions Reinvested	—	1
Shares Redeemed	(253)	(601)
Net Decrease in Class C Shares Outstanding	(205)	(490)
Class R6:*
Shares Issued on Distributions Reinvested	—	— @@

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the consolidated financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Global Insight Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$7.75		$18.32		$33.83		$17.96		$13.96
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.06)		(0.07)		(0.04)		(0.24)		(0.02)
Net Realized and Unrealized Gain (Loss)	4.00		(10.49)		(5.05)		17.29		4.41
Total from Investment Operations	3.94		(10.56)		(5.09)		17.05		4.39
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.01)		—		—
Net Realized Gain	—		(0.01)		(10.41)		(1.18)		(0.39)
Total Distributions	—		(0.01)		(10.42)		(1.18)		(0.39)
Net Asset Value, End of Period	$11.69		$7.75		$18.32		$33.83		$17.96
Total Return(3)	50.84	%(4)	(57.65)%		(14.25)%		94.98%		31.49%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$52,218		$55,114		$201,294		$314,038		$87,595
Ratio of Expenses Before Expense Limitation	1.37%		1.34%		1.08%		N/A		1.21%
Ratio of Expenses After Expense Limitation	0.96	%(5)(6)	1.00	%(6)	1.00	%(6)(7)	1.09	%(6)	1.09	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.00	%(6)	1.00	%(6)(7)	N/A		1.09	%(6)
Ratio of Net Investment Loss	(0.67	)%(5)(6)	(0.71	)%(6)	(0.12	)%(6)	(0.94	)%(6)	(0.11	)%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01%		0.01%
Portfolio Turnover Rate	43%		51%		112%		85%		95%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class I shares.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class I shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	1.00%	(0.71)%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Effective March 31, 2021, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to March 31, 2021, the maximum ratio was 1.10% for Class I shares.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Global Insight Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$7.38		$17.52		$32.98		$17.57		$13.71
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.09)		(0.11)		(0.13)		(0.29)		(0.07)
Net Realized and Unrealized Gain (Loss)	3.82		(10.02)		(4.92)		16.88		4.32
Total from Investment Operations	3.73		(10.13)		(5.05)		16.59		4.25
Distributions from and/or in Excess of:
Net Realized Gain	—		(0.01)		(10.41)		(1.18)		(0.39)
Net Asset Value, End of Period	$11.11		$7.38		$17.52		$32.98		$17.57
Total Return(3)	50.54	%(4)	(57.83)%		(14.49)%		94.46%		31.04%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$21,056		$19,176		$72,157		$103,550		$43,576
Ratio of Expenses Before Expense Limitation	1.69%		1.64%		1.36%		N/A		1.48%
Ratio of Expenses After Expense Limitation	1.28	%(5)(6)	1.32	%(6)	1.30	%(6)(7)	1.35	%(6)	1.41	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.32	%(6)	1.30	%(6)(7)	N/A		1.41	%(6)
Ratio of Net Investment Loss	(0.99	)%(5)(6)	(1.03	)%(6)	(0.41	)%(6)	(1.20	)%(6)	(0.43	)%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01%		0.01%
Portfolio Turnover Rate	43%		51%		112%		85%		95%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class A shares.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class A shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	1.32%	(1.03)%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Effective March 31, 2021, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.32% for Class A shares. Prior to March 31, 2021, the maximum ratio was 1.42% for Class A shares.

(8)  Amount is less than 0.005%.
The accompanying notes are an integral part of the consolidated financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Global Insight Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$6.69		$15.97		$31.34		$16.82		$13.21
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.13)		(0.14)		(0.30)		(0.40)		(0.16)
Net Realized and Unrealized Gain (Loss)	3.46		(9.13)		(4.66)		16.10		4.16
Total from Investment Operations	3.33		(9.27)		(4.96)		15.70		4.00
Distributions from and/or in Excess of:
Net Realized Gain	—		(0.01)		(10.41)		(1.18)		(0.39)
Net Asset Value, End of Period	$10.02		$6.69		$15.97		$31.34		$16.82
Total Return(3)	49.78	%(4)	(58.06)%		(14.96)%		93.38%		30.32%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$253		$171		$602		$923		$573
Ratio of Expenses Before Expense Limitation	3.18%		2.72%		2.04%		2.09%		2.16%
Ratio of Expenses After Expense Limitation	1.80	%(5)(6)	1.85	%(6)	1.87	%(6)(7)	1.94	%(6)	1.94	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.85	%(6)	1.87	%(6)(7)	N/A		1.94	%(6)
Ratio of Net Investment Loss	(1.51	)%(5)(6)	(1.54	)%(6)	(0.98	)%(6)	(1.79	)%(6)	(0.96	)%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01%		0.01%
Portfolio Turnover Rate	43%		51%		112%		85%		95%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class L shares.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class L shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	1.85%	(1.56)%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Effective March 31, 2021, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to March 31, 2021, the maximum ratio was 1.95% for Class L shares.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Global Insight Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$6.45		$15.40		$30.73		$16.54		$13.03
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.14)		(0.16)		(0.34)		(0.43)		(0.19)
Net Realized and Unrealized Gain (Loss)	3.31		(8.78)		(4.58)		15.80		4.09
Total from Investment Operations	3.17		(8.94)		(4.92)		15.37		3.90
Distributions from and/or in Excess of:
Net Realized Gain	—		(0.01)		(10.41)		(1.18)		(0.39)
Net Asset Value, End of Period	$9.62		$6.45		$15.40		$30.73		$16.54
Total Return(3)	49.15	%(4)	(58.07)%		(15.14)%		92.97%		29.97%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,448		$4,298		$17,824		$20,633		$10,984
Ratio of Expenses Before Expense Limitation	2.44%		2.36%		2.08%		N/A		2.24%
Ratio of Expenses After Expense Limitation	2.06	%(5)(6)	2.06	%(6)	2.04	%(6)(7)	2.11	%(6)	2.19	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		2.06	%(6)	2.04	%(6)(7)	N/A		2.19	%(6)
Ratio of Net Investment Loss	(1.77	)%(5)(6)	(1.76	)%(6)	(1.14	)%(6)	(1.96	)%(6)	(1.21	)%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01%		0.01%
Portfolio Turnover Rate	43%		51%		112%		85%		95%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class C shares.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class C shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	2.10%	(1.81)%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Effective March 31, 2021, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.10% for Class C shares. Prior to March 31, 2021, the maximum ratio was 2.20% for Class C shares.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Global Insight Portfolio

	Class R6(1)
	Year Ended December 31,				Period from June 14, 2021(2) to
Selected Per Share Data and Ratios	2023		2022		December 31, 2021
Net Asset Value, Beginning of Period	$7.74		$18.30		$33.39
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.06)		(0.07)		(0.20)
Net Realized and Unrealized Gain (Loss)	4.01		(10.48)		(4.45)
Total from Investment Operations	3.95		(10.55)		(4.65)
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.03)
Net Realized Gain	—		(0.01)		(10.41)
Total Distributions	—		(0.01)		(10.44)
Net Asset Value, End of Period	$11.69		$7.74		$18.30
Total Return(4)	51.03	%(5)	(57.66)%		(13.11	)%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$6		$4		$9
Ratio of Expenses Before Expense Limitation	51.28%		44.13%		17.00	%(7)
Ratio of Expenses After Expense Limitation	0.90	%(8)(9)	0.95	%(9)	0.95	%(7)(9)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.95	%(9)	0.95	%(7)(9)
Ratio of Net Investment Loss	(0.60	)%(8)(9)	(0.67	)%(9)	(0.62	)%(7)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(10)	0.00	%(10)	0.00	%(7)(10)
Portfolio Turnover Rate	43%		51%		112%

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class R6 shares.

(6)  Not annualized.

(7)  Annualized.

(8)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class R6 shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	0.95%	(0.65)%

(9)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(10)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-three separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Consolidated Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying consolidated financial statements relates to the Global Insight Portfolio. The Fund seeks long-term capital appreciation.

The Fund has issued five classes of shares — Class I, Class A, Class L, Class C and Class R6. Class C shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors. Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, Global Insight Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest in bitcoin indirectly through cash settled futures or indirectly through investments in Grayscale Bitcoin Trust (BTC) ("GBTC"), a privately offered investment vehicle that invests in bitcoin. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of December 31, 2023, the Subsidiary represented approximately $1,991,000 or approximately 2.55% of the net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to bitcoin within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

In June 2022, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions ("ASU 2022-03"), which clarifies the guidance in ASC Topic No. 820 on the fair value measurement of an equity security that is subject to a contractual sale restriction and introduces new disclosures related to such equity security. ASU 2022-03 clarifies that a contractual sale restriction prohibiting the sale of an equity security is a characteristic of the reporting entity holding the equity security and is not included in the equity security's unit of account. Accordingly, an entity should not consider the contractual sale restriction when measuring the equity security's fair value (i.e., the entity should not apply a discount related to the contractual sale restriction, as stated in ASC 820-10-35-36B as amended by ASU 2022-03). In addition, ASU 2022-03 prohibits an entity from recognizing a contractual sale restriction as a separate unit of account. The new guidance is effective for public companies with annual reporting periods in fiscal years beginning after December 15, 2023, and interim periods in the following year, with early adoption permitted. An investment company that holds equity securities that are subject to contractual sale restrictions executed before the date at which the investment company first adopts ASU 2022-03 shall continue to account for that

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

equity security using the accounting policy applied before the adoption of ASU 2022-03 until the contractual sale restriction expires or is modified.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a reputable broker/dealer or valued by a pricing service/vendor; (4) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a

wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (5) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (6) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

2.  Fair Value Measurement: FASB ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Automobiles	$3,722	$—	$—	$3,722
Banks	318	—	—	318
Biotechnology	1,377	—	—	1,377
Broadline Retail	10,706	—	—	10,706
Chemicals	238	—	—	238
Entertainment	3,177	—	—	3,177
Financial Services	5,467	5,685	—	11,152
Ground Transportation	6,043	—	—	6,043
Health Care Providers & Services	2,177	—	—	2,177
Hotels, Restaurants & Leisure	5,269	—	—	5,269
Information Technology Services	16,158	—	—	16,158
Leisure Products	421	—	—	421
Media	2,682	—	—	2,682
Pharmaceuticals	3,318	—	—	3,318
Software	5,092	—	—	5,092
Specialty Retail	2,738	—	—	2,738
Total Common Stocks	68,903	5,685	—	74,588
Preferred Stock
Software	—	—	19	19
Investment Company	1,807	—	—	1,807
Call Options Purchased	—	45	—	45
Short-Term Investment
Investment Company	1,663	—	—	1,663
Total Assets	$72,373	$5,730	$19	$78,122

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Stock (000)
Beginning Balance	$30
Purchases	—
Sales	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	(11)
Realized gains (losses)	—
Ending Balance	$19
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2023	$(11)

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2023. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The Fund calculated the weighted averages of the unobservable inputs relative to each investment's fair value as of December 31, 2023:

	Fair Value at December 31, 2023 (000)	Valuation Technique	Unobservable Input	Amount*		Impact to Valuation from an Increase in Input**
Preferred Stock	$19	Discounted Cash Flow	Weighted Average Cost of Capital	16.5%		Decrease
			Perpetual Growth Rate	3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	7.8	x	Increase
			Discount for Lack of Marketability	15.0%		Decrease
		Comparable Transactions	Enterprise Value/ Revenue	8.8	x	Increase

*  Amount is indicative of the weighted average.

**  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result,

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Consolidated Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund writes an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2023:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$45	(a)

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2023 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(236	)(a)

(a) Amounts are included in Realized Loss on Investments Sold in the Consolidated Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(127	)(a)

(a) Amounts are included in Change in Unrealized Appreciation (Depreciation) on Investments in the Consolidated Statement of Operations.

At December 31, 2023, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives	Assets(b) (000)		Liabilities(b) (000)
Purchased Options	$45	(a)	$—

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(b) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA

Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2023:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities(a) (000)	Financial Instrument (000)	Collateral Received(b) (000)	Net Amount (not less than $0) (000)
JPMorgan Chase Bank NA	$23	$—	$(20)	$3
Standard Chartered Bank	22	—	(22)	0
Total	$45	$—	$(42)	$3

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(b) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

For the year ended December 31, 2023, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	67,622,000

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker/dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Consolidated Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

At December 31, 2023, the Fund did not have any outstanding securities on loan.

6.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price.

In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Consolidated Portfolio of Investments.

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency, co-transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.80%	0.75%

For the year ended December 31, 2023, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.46% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.32% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares and 0.95% for Class R6 shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2023, approximately $287,000 of advisory fees were waived and approximately $28,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

The Adviser agreed to reimburse the Fund for prior years overpayment of transfer agency and sub transfer agency fees. This was reflected as "Reimbursement of Transfer Agency and Sub Transfer Agency Fees" in the Consolidated Statement of Operations.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Consolidated Statement of Operations, amounted to approximately $1,000.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $35,335,000 and $72,170,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2023.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, advisory fees paid were reduced by approximately $2,000 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2023 is as follows:

Affiliated Investment Company	Value December 31, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$767	$37,456	$36,560	$61
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2023 (000)
Liquidity Fund	$—	$—	$1,663

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a RIC and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2023 remains subject to examination by taxing authorities.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:	2022 Distributions Paid From:
Ordinary Income (000)	Ordinary Income (000)
$—	$86

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2023:

Total Accumulated Loss (000)	Paid-in- Capital (000)
$1,787	$(1,787)

At December 31, 2023, the Fund had no distributable earnings on a tax basis.

At December 31, 2023, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $45,833,000 and $76,570,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of

0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2023, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 67.6%.

K. Market Risk and Risks Relating to Certain Financial Instruments:

Bitcoin: The Fund may have exposure to cryptocurrencies indirectly through investments in GBTC, a privately offered investment vehicle that invests in bitcoin. Cryptocurrencies (also referred to as "virtual currencies" and "digital currencies") are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. For example, the bitcoin held by GBTC (and the Fund's indirect exposure to such bitcoin) is also susceptible to these risks. The value of the GBTC investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. The GBTC exposure to cryptocurrency could result in substantial losses to the Fund.

Market: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments, which may in turn impact valuation, the Fund's ability to sell securities and/or its ability to meet redemptions.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders of Global Insight Portfolio and the Board of Directors of
Morgan Stanley Institutional Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Global Insight Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2023, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the three years in the period then ended, the financial highlights for each of the two years in the period ended December 31, 2020 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2023, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, its consolidated financial highlights for each of the three years in the period then ended and its financial highlights for each of the two years in the period ended December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 29, 2024

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fun on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				87

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	88

Formerly, Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994 (Retired December 31, 2023)	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	88	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

39

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
1585 Broadway
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

40

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

© 2024 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGIANN
6337649 EXP 02.28.25

Morgan Stanley Institutional Fund, Inc.

Global Opportunity Portfolio

Annual Report

December 31, 2023

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Table of Contents (unaudited)

Shareholders' Letter	2
Consolidated Expense Example	3
Investment Overview	4
Consolidated Portfolio of Investments	6
Consolidated Statement of Assets and Liabilities	8
Consolidated Statement of Operations	10
Consolidated Statements of Changes in Net Assets	11
Consolidated Financial Highlights	13
Notes to Consolidated Financial Statements	19
Report of Independent Registered Public Accounting Firm	27
Liquidity Risk Management Program	28
Federal Tax Notice	29
Important Notices	30
U.S. Customer Privacy Notice	31
Directors and Officers Information	34

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 869-6397. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this annual report, in which you will learn how your investment in Global Opportunity Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2024

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Expense Example (unaudited)

Global Opportunity Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Actual Ending Account Value 12/31/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Opportunity Portfolio Class I	$1,000.00	$1,114.10	$1,020.97	$4.48	$4.28	0.84%
Global Opportunity Portfolio Class A	1,000.00	1,112.60	1,019.41	6.12	5.85	1.15
Global Opportunity Portfolio Class L	1,000.00	1,112.10	1,018.90	6.65	6.36	1.25
Global Opportunity Portfolio Class C	1,000.00	1,108.60	1,015.78	9.94	9.50	1.87
Global Opportunity Portfolio Class R6	1,000.00	1,114.40	1,021.22	4.21	4.02	0.79
Global Opportunity Portfolio Class IR	1,000.00	1,114.60	1,021.37	4.05	3.87	0.76

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period.

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited)

Global Opportunity Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 49.70%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI All Country World Net Index (the "Index"), which returned 22.20%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Global equities advanced during the 12-month period ended December 31, 2023. The move was driven by signs of moderating inflation and optimism that interest rates may have peaked with central banks expected to lower interest rates in 2024.

•  Our team remained focused on assessing company prospects over a longer-term period of five to ten years, and owning a portfolio of high quality companies with diverse business drivers not tied to a particular market environment.

•  The team manages focused portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. Our longer-term focus results in lower turnover than many of our peers. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process. For the 12-month period, the Fund outperformed the Index due to favorable stock selection and sector allocation.

•  The primary contributors to the Fund's relative performance were stock selection in industrials, information technology and communication services.

•  The main detractors from relative performance were stock selection in financials and sector overweight allocations to financials and industrials.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. The Fund seeks long-term capital appreciation by investing globally in high quality established and emerging companies that the investment team believes are undervalued at the time of purchase. To achieve its objective, the investment team typically favors companies it believes have sustainable competitive advantages that can be monetized through growth. The investment process integrates analysis of sustainability with respect to disruptive change, financial strength, environmental and social externalities and governance (also referred to as ESG).

•  At the close of the period, consumer discretionary represented the largest sector weight in the Fund, followed by information technology and financials. Our bottom-up investment process resulted in sector overweight positions in consumer discretionary, communication services, industrials, financials and information technology, and underweight positions in real estate, utilities, materials, energy, consumer staples and health care. The Fund had no real estate, utilities, materials, energy, consumer staples and health care holdings at the end of the reporting period.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C, R6 and IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Global Opportunity Portfolio

Performance Compared to the MSCI All Country World Net Index(1) and the Lipper Global Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2023 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(4)	49.70%	13.06%	13.02%	11.93%
Fund — Class A Shares w/o sales charges(4)	49.29	12.72	12.65	14.63
Fund — Class A Shares with maximum 5.25% sales charges(4)	41.47	11.51	12.04	14.18
Fund — Class L Shares w/o sales charges(4)	49.17	12.66	12.57	11.52
Fund — Class C Shares w/o sales charges(6)	48.23	11.92	—	11.45
Fund — Class C Shares with maximum 1.00% deferred sales charges(6)	47.23	11.92	—	11.45
Fund — Class R6 Shares w/o sales charges(5)	49.82	13.15	13.07	14.53
Fund — Class IR Shares w/o sales charges(7)	49.85	13.15	—	7.70
MSCI All Country World Net Index	22.20	11.72	7.93	6.20
Lipper Global Large-Cap Growth Funds Index	26.51	11.79	8.65	6.78

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The MSCI All Country World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Large-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  On May 21, 2010 Class C and Class I shares of Van Kampen Global Growth Fund ("the Predecessor Fund") were reorganized into Class L and Class I shares of Morgan Stanley Global Growth Portfolio ("the Fund"), respectively. Class L and Class I shares' returns of the Fund will differ from the Predecessor Fund as they have different expenses. Performance shown for the Fund's Class I and Class L shares reflects the performance of the shares of the Predecessor Fund for periods prior to May 21, 2010. The Class C and I shares of the Predecessor Fund commenced operations on May 30, 2008. Class P shares, which were renamed Class A shares effective September 9, 2013, commenced operations on May 21, 2010. In October 2010, the Morgan Stanley Global Growth Portfolio changed its name to the Morgan Stanley Global Opportunity Portfolio.

(5)  Commenced offering on September 13, 2013.

(6)  Commenced offering on April 30, 2015. Class C shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion.

(7)  Commenced offering on June 15, 2018.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Portfolio of Investments

Global Opportunity Portfolio

	Shares	Value (000)
Common Stocks (98.5%)
Argentina (0.6%)
Globant SA (a)	72,445	$17,241
Brazil (0.9%)
NU Holdings Ltd., Class A (a)	3,067,586	25,553
Canada (4.8%)
Shopify, Inc., Class A (a)	1,759,356	137,054
China (4.6%)
Meituan, Class B (a)(b)	7,261,000	76,231
Trip.com Group Ltd. ADR (a)	1,496,464	53,888
		130,119
Denmark (4.8%)
DSV AS	781,126	137,249
France (3.1%)
Hermes International	41,240	87,656
India (7.7%)
Axis Bank Ltd.	319,704	4,231
HDFC Bank Ltd.	7,056,290	144,485
ICICI Bank Ltd. ADR	2,972,630	70,867
		219,583
Italy (3.4%)
Moncler SpA	1,551,117	95,501
Japan (1.4%)
Keyence Corp.	89,400	39,279
Korea, Republic of (4.3%)
Coupang, Inc. (a)	5,247,951	84,964
KakaoBank Corp. (a)	611,700	13,469
NAVER Corp.	141,114	24,416
		122,849
Netherlands (0.8%)
Adyen NV (a)	17,244	22,261
Singapore (1.4%)
Grab Holdings Ltd., Class A (a)	11,462,196	38,628
Switzerland (0.9%)
On Holding AG, Class A (a)	985,642	26,583
United States (59.8%)
Adobe, Inc. (a)	209,930	125,244
Amazon.com, Inc. (a)	810,709	123,179
Block, Inc., Class A (a)	813,084	62,892
Crowdstrike Holdings, Inc., Class A (a)	283,165	72,298
Deckers Outdoor Corp. (a)	39,506	26,407
DoorDash, Inc., Class A (a)	824,489	81,534
Endeavor Group Holdings, Inc., Class A	1,049,766	24,911
Magic Leap, Inc., Class A (a)(c)(d) (acquisition cost — $3,175; acquired 12/22/15)	6,530	—
Mastercard, Inc., Class A	154,032	65,696
MercadoLibre, Inc. (a)	99,799	156,838
Meta Platforms, Inc., Class A (a)	380,422	134,654
	Shares	Value (000)
Salesforce, Inc. (a)	255,374	$67,199
ServiceNow, Inc. (a)	308,643	218,053
Snowflake, Inc., Class A (a)	96,549	19,213
Spotify Technology SA (a)	419,021	78,738
TKO Group Holdings, Inc.	401,831	32,781
Uber Technologies, Inc. (a)	4,040,348	248,765
Visa, Inc., Class A	308,502	80,319
Walt Disney Co.	859,867	77,638
		1,696,359
Total Common Stocks (Cost $1,602,646)		2,795,915
Short-Term Investment (1.4%)
Investment Company (1.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $39,395)	39,395,395	39,395
Total Investments (99.9%) (Cost $1,642,041) (e)(f)		2,835,310
Other Assets in Excess of Liabilities (0.1%)		1,493
Net Assets (100.0%)		$2,836,803

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted security (excluding 144A holdings) at December 31, 2023 amounts to $0 and represents 0.0% of net assets.

(d)  At December 31, 2023, the Fund held a fair valued security at $0, representing 0.0% of net assets. This security has been fair valued using significant unobservable inputs as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(e)  The approximate fair value and percentage of net assets, $644,778,000 and 22.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Consolidated Financial Statements.

(f)  At December 31, 2023, the aggregate cost for federal income tax purposes is approximately $1,721,504,000. The aggregate gross unrealized appreciation is approximately $1,319,870,000 and the aggregate gross unrealized depreciation is approximately $210,823,000, resulting in net unrealized appreciation of approximately $1,109,047,000.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the consolidated financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Global Opportunity Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Software	17.1%
Broadline Retail	12.8
Ground Transportation	10.2
Banks	9.2
Textiles, Apparel & Luxury Goods	8.3
Financial Services	8.1
Entertainment	7.6
Other*	7.6
Hotels, Restaurants & Leisure	7.5
Information Technology Services	6.1
Interactive Media & Services	5.5
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the consolidated financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Opportunity Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $1,602,646)	$2,795,915
Investment in Security of Affiliated Issuer, at Value (Cost $39,395)	39,395
Total Investments in Securities, at Value (Cost $1,642,041)	2,835,310
Foreign Currency, at Value (Cost $3,155)	3,154
Cash	3
Receivable for Investments Sold	18,116
Receivable for Fund Shares Sold	1,292
Tax Reclaim Receivable	702
Receivable from Affiliate	280
Dividends Receivable	254
Other Assets	226
Total Assets	2,859,337
Liabilities:
Payable for Investments Purchased	7,808
Payable for Advisory Fees	4,935
Deferred Capital Gain Country Tax	4,796
Payable for Fund Shares Redeemed	3,608
Payable for Sub Transfer Agency Fees — Class I	276
Payable for Sub Transfer Agency Fees — Class A	182
Payable for Sub Transfer Agency Fees — Class L	3
Payable for Sub Transfer Agency Fees — Class C	30
Payable for Shareholder Services Fees — Class A	185
Payable for Distribution and Shareholder Services Fees — Class L	8
Payable for Distribution and Shareholder Services Fees — Class C	151
Payable for Administration Fees	192
Payable for Custodian Fees	82
Payable for Transfer Agency Fees — Class I	4
Payable for Transfer Agency Fees — Class A	11
Payable for Transfer Agency Fees — Class L	3
Payable for Transfer Agency Fees — Class C	4
Payable for Transfer Agency Fees — Class R6	1
Payable for Transfer Agency Fees — Class IR	—	@
Payable for Professional Fees	21
Other Liabilities	234
Total Liabilities	22,534
Net Assets	$2,836,803
Net Assets Consist of:
Paid-in-Capital	$1,679,487
Total Distributable Earnings	1,157,316
Net Assets	$2,836,803

The accompanying notes are an integral part of the consolidated financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Opportunity Portfolio

Consolidated Statement of Assets and Liabilities (cont'd)	December 31, 2023 (000)
CLASS I:
Net Assets	$1,562,251
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	52,408,140
Net Asset Value, Offering and Redemption Price Per Share	$29.81
CLASS A:
Net Assets	$880,157
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	31,419,432
Net Asset Value, Redemption Price Per Share	$28.01
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.55
Maximum Offering Price Per Share	$29.56
CLASS L:
Net Assets	$33,251
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,212,779
Net Asset Value, Offering and Redemption Price Per Share	$27.42
CLASS C:
Net Assets	$178,304
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	6,997,378
Net Asset Value, Offering and Redemption Price Per Share	$25.48
CLASS R6:
Net Assets	$60,134
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,002,139
Net Asset Value, Offering and Redemption Price Per Share	$30.03
CLASS IR:
Net Assets	$122,706
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	4,079,075
Net Asset Value, Offering and Redemption Price Per Share	$30.08

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Opportunity Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2023 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $1,057 of Foreign Taxes Withheld)	$7,948
Dividends from Security of Affiliated Issuer (Note G)	2,010
Total Investment Income	9,958
Expenses:
Advisory Fees (Note B)	19,398
Shareholder Services Fees — Class A (Note D)	1,985
Distribution and Shareholder Services Fees — Class L (Note D)	225
Distribution and Shareholder Services Fees — Class C (Note D)	1,712
Sub Transfer Agency Fees — Class I	1,213
Sub Transfer Agency Fees — Class A	858
Sub Transfer Agency Fees — Class L	15
Sub Transfer Agency Fees — Class C	165
Administration Fees (Note C)	2,088
Transfer Agency Fees — Class I (Note E)	58
Transfer Agency Fees — Class A (Note E)	236
Transfer Agency Fees — Class L (Note E)	41
Transfer Agency Fees — Class C (Note E)	7
Transfer Agency Fees — Class R6 (Note E)	18
Transfer Agency Fees — Class IR (Note E)	2
Custodian Fees (Note F)	272
Shareholder Reporting Fees	178
Professional Fees	169
Registration Fees	158
Directors' Fees and Expenses	47
Pricing Fees	3
Other Expenses	186
Total Expenses	29,034
Reimbursement of Transfer Agency and Sub Transfer Agency Fees (Note B)	(1,225)
Distribution Fees — Class L Shares waived (Note D)	(135)
Rebate from Morgan Stanley Affiliate (Note G)	(79)
Reimbursement of Class Specific Expenses — Class R6 (Note B)	(18)
Net Expenses	27,577
Net Investment Loss	(17,619)
Realized Gain (Loss):
Investments Sold (Net of $1,891 of Capital Gain Country Tax)	165,446
Foreign Currency Translation	(160)
Net Realized Gain	165,286
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $1,346)	879,803
Foreign Currency Translation	48
Net Change in Unrealized Appreciation (Depreciation)	879,851
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	1,045,137
Net Increase in Net Assets Resulting from Operations	$1,027,518

The accompanying notes are an integral part of the consolidated financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Opportunity Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(17,619)	$(29,730)
Net Realized Gain	165,286	144,760
Net Change in Unrealized Appreciation (Depreciation)	879,851	(2,776,642)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,027,518	(2,661,612)
Dividends and Distributions to Shareholders:
Class I	(32,938)	(245,165)
Class A	(19,667)	(138,660)
Class L	(756)	(5,119)
Class C	(4,378)	(33,274)
Class R6*	(1,284)	(15,609)
Class IR	(2,538)	(19,569)
Total Dividends and Distributions to Shareholders	(61,561)	(457,396)
Capital Share Transactions, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:(1)
Class I:
Subscribed	313,332	597,831
Distributions Reinvested	31,657	234,271
Redeemed	(532,631)	(2,265,331)
Class A:
Subscribed	55,572	74,546
Distributions Reinvested	19,420	136,586
Redeemed	(163,105)	(327,122)
Class L:
Exchanged	7	81
Distributions Reinvested	722	4,829
Redeemed	(3,152)	(3,732)
Class C:
Subscribed	14,807	11,942
Distributions Reinvested	4,303	32,674
Redeemed	(51,061)	(117,606)
Class R6:*
Subscribed	12,496	39,201
Distributions Reinvested	1,238	14,898
Redeemed	(58,262)	(137,749)
Class IR:
Subscribed	—	21,000
Distributions Reinvested	2,538	19,569
Redeemed	(27,332)	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(379,451)	(1,664,112)
Total Increase (Decrease) in Net Assets	586,506	(4,783,120)
Net Assets:
Beginning of Period	2,250,297	7,033,417
End of Period	$2,836,803	$2,250,297

The accompanying notes are an integral part of the consolidated financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Opportunity Portfolio

Consolidated Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	12,247	19,655
Shares Issued on Distributions Reinvested	1,068	11,400
Shares Redeemed	(20,846)	(78,663)
Net Decrease in Class I Shares Outstanding	(7,531)	(47,608)
Class A:
Shares Subscribed	2,223	2,599
Shares Issued on Distributions Reinvested	697	7,041
Shares Redeemed	(6,728)	(12,083)
Net Decrease in Class A Shares Outstanding	(3,808)	(2,443)
Class L:
Shares Exchanged	1	3
Shares Issued on Distributions Reinvested	26	254
Shares Redeemed	(130)	(144)
Net Increase (Decrease) in Class L Shares Outstanding	(103)	113
Class C:
Shares Subscribed	664	448
Shares Issued on Distributions Reinvested	170	1,834
Shares Redeemed	(2,283)	(4,550)
Net Decrease in Class C Shares Outstanding	(1,449)	(2,268)
Class R6:*
Shares Subscribed	467	1,176
Shares Issued on Distributions Reinvested	41	720
Shares Redeemed	(2,215)	(4,898)
Net Decrease in Class R6 Shares Outstanding	(1,707)	(3,002)
Class IR:
Shares Subscribed	—	586
Shares Issued on Distributions Reinvested	85	944
Shares Redeemed	(1,145)	—
Net Increase (Decrease) in Class IR Shares Outstanding	(1,060)	1,530

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

The accompanying notes are an integral part of the consolidated financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Global Opportunity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$20.34		$42.69		$44.75		$29.12		$21.50
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.13)		(0.19)		(0.36)		(0.28)		(0.12)
Net Realized and Unrealized Gain (Loss)	10.24		(17.49)		0.40		16.43		7.74
Total from Investment Operations	10.11		(17.68)		0.04		16.15		7.62
Distributions from and/or in Excess of:
Net Realized Gain	(0.64)		(4.67)		(2.10)		(0.52)		—
Net Asset Value, End of Period	$29.81		$20.34		$42.69		$44.75		$29.12
Total Return(3)	49.70	%(4)	(41.54)%		0.22%		55.47%		35.44%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,562,251		$1,219,122		$4,591,358		$4,498,617		$2,220,219
Ratio of Expenses Before Expense Limitation	0.95%		0.95%		0.92%		N/A		N/A
Ratio of Expenses After Expense Limitation	0.90	%(5)(6)	0.95	%(6)	0.92	%(6)	0.92	%(6)	0.94	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		N/A		N/A		0.94	%(6)
Ratio of Net Investment Loss	(0.52	)%(5)(6)	(0.64	)%(6)	(0.78	)%(6)	(0.79	)%(6)	(0.44	)%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.01%		0.01%
Portfolio Turnover Rate	11%		23%		21%		22%		15%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.10% for Class I shares due to the reimbursement of transfer agency and sub transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class I shares would have been 49.60%. Refer to Note B in the Notes to Consolidated Financial Statements.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class I shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	0.95%	(0.57)%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Global Opportunity Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$19.20		$40.86		$43.04		$28.10		$20.81
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.20)		(0.26)		(0.47)		(0.35)		(0.18)
Net Realized and Unrealized Gain (Loss)	9.65		(16.73)		0.39		15.81		7.47
Total from Investment Operations	9.45		(16.99)		(0.08)		15.46		7.29
Distributions from and/or in Excess of:
Net Realized Gain	(0.64)		(4.67)		(2.10)		(0.52)		—
Net Asset Value, End of Period	$28.01		$19.20		$40.86		$43.04		$28.10
Total Return(3)	49.29	%(4)	(41.74)%		(0.05)%		55.03%		35.03%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$880,157		$676,246		$1,539,078		$1,697,016		$1,070,124
Ratio of Expenses Before Expense Limitation	1.25%		1.24%		1.20%		N/A		N/A
Ratio of Expenses After Expense Limitation	1.20	%(5)(6)	1.24	%(6)	1.20	%(6)	1.20	%(6)	1.22	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		N/A		N/A		1.22	%(6)
Ratio of Net Investment Loss	(0.82	)%(5)(6)	(0.94	)%(6)	(1.06	)%(6)	(1.06	)%(6)	(0.72	)%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.01%		0.01%
Portfolio Turnover Rate	11%		23%		21%		22%		15%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.05% for Class A shares due to the reimbursement of transfer agency and sub transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class A shares would have been 49.24%. Refer to Note B in the Notes to Consolidated Financial Statements.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class A shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	1.25%	(0.87)%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Global Opportunity Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$18.82		$40.23		$42.44		$27.72		$20.54
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.22)		(0.28)		(0.48)		(0.36)		(0.19)
Net Realized and Unrealized Gain (Loss)	9.46		(16.46)		0.37		15.60		7.37
Total from Investment Operations	9.24		(16.74)		(0.11)		15.24		7.18
Distributions from and/or in Excess of:
Net Realized Gain	(0.64)		(4.67)		(2.10)		(0.52)		—
Net Asset Value, End of Period	$27.42		$18.82		$40.23		$42.44		$27.72
Total Return(3)	49.17	%(4)	(41.77)%		(0.12)%		54.99%		34.96%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$33,251		$24,766		$48,426		$53,675		$40,836
Ratio of Expenses Before Expense Limitation	1.80%		1.76%		1.69%		1.71%		1.74%
Ratio of Expenses After Expense Limitation	1.30	%(5)(6)	1.31	%(6)	1.24	%(6)	1.25	%(6)	1.28	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		N/A		N/A		1.28	%(6)
Ratio of Net Investment Loss	(0.92	)%(5)(6)	(1.01	)%(6)	(1.10	)%(6)	(1.10	)%(6)	(0.78	)%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.01%		0.01%
Portfolio Turnover Rate	11%		23%		21%		22%		15%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.05% for Class L shares due to the reimbursement of transfer agency and sub transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class L shares would have been 49.12%. Refer to Note B in the Notes to Consolidated Financial Statements.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class L shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	1.35%	(0.97)%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Global Opportunity Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$17.63		$38.43		$40.90		$26.90		$20.07
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.34)		(0.43)		(0.74)		(0.57)		(0.35)
Net Realized and Unrealized Gain (Loss)	8.83		(15.70)		0.37		15.09		7.18
Total from Investment Operations	8.49		(16.13)		(0.37)		14.52		6.83
Distributions from and/or in Excess of:
Net Realized Gain	(0.64)		(4.67)		(2.10)		(0.52)		—
Net Asset Value, End of Period	$25.48		$17.63		$38.43		$40.90		$26.90
Total Return(3)	48.23	%(4)	(42.15)%		(0.77)%		53.99%		34.03%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$178,304		$148,874		$411,765		$436,790		$251,160
Ratio of Expenses Before Expense Limitation	1.96%		1.95%		1.90%		N/A		N/A
Ratio of Expenses After Expense Limitation	1.91	%(5)(6)	1.95	%(6)	1.90	%(6)	1.91	%(6)	1.94	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		N/A		N/A		1.94	%(6)
Ratio of Net Investment Loss	(1.53	)%(5)(6)	(1.64	)%(6)	(1.76	)%(6)	(1.77	)%(6)	(1.45	)%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.01%		0.01%
Portfolio Turnover Rate	11%		23%		21%		22%		15%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.06% for Class C shares due to the reimbursement of transfer agency and sub transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class C shares would have been 48.17%. Refer to Note B in the Notes to Consolidated Financial Statements.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class C shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	1.96%	(1.58)%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.
The accompanying notes are an integral part of the consolidated financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Global Opportunity Portfolio

	Class R6(1)
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(2)		2019(2)
Net Asset Value, Beginning of Period	$20.47		$42.89		$44.90		$29.18		$21.53
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.12)		(0.17)		(0.31)		(0.25)		(0.14)
Net Realized and Unrealized Gain (Loss)	10.32		(17.58)		0.40		16.49		7.79
Total from Investment Operations	10.20		(17.75)		0.09		16.24		7.65
Distributions from and/or in Excess of:
Net Realized Gain	(0.64)		(4.67)		(2.10)		(0.52)		—
Net Asset Value, End of Period	$30.03		$20.47		$42.89		$44.90		$29.18
Total Return(4)	49.82	%(5)	(41.51)%		0.33%		55.67%		35.53%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$60,134		$75,921		$287,811		$367,927		$124,173
Ratio of Expenses Before Expense Limitation	0.88%		0.87%		0.82%		N/A		0.86%
Ratio of Expenses After Expense Limitation	0.83	%(6)(7)	0.86	%(7)	0.82	%(7)	0.82	%(7)	0.84	%(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		N/A		N/A		0.84	%(7)
Ratio of Net Investment Loss	(0.45	)%(6)(7)	(0.57	)%(7)	(0.68	)%(7)	(0.70	)%(7)	(0.51	)%(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01%		0.01%
Portfolio Turnover Rate	11%		23%		21%		22%		15%

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.05% for Class R6 shares due to the reimbursement of transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class R6 shares would have been 49.77%. Refer to Note B in the Notes to Consolidated Financial Statements.

(6)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class R6 shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	0.86%	(0.48)%

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Global Opportunity Portfolio

	Class IR
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$20.50		$42.94		$44.96		$29.22		$21.56
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.11)		(0.16)		(0.32)		(0.24)		(0.09)
Net Realized and Unrealized Gain (Loss)	10.33		(17.61)		0.40		16.50		7.75
Total from Investment Operations	10.22		(17.77)		0.08		16.26		7.66
Distributions from and/or in Excess of:
Net Realized Gain	(0.64)		(4.67)		(2.10)		(0.52)		—
Net Asset Value, End of Period	$30.08		$20.50		$42.94		$44.96		$29.22
Total Return(3)	49.85	%(4)	(41.51)%		0.31%		55.66%		35.53%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$122,706		$105,368		$154,979		$114,510		$73,569
Ratio of Expenses Before Expense Limitation	0.86%		0.86%		0.82%		N/A		N/A
Ratio of Expenses After Expense Limitation	0.81	%(5)(6)	0.86	%(6)	0.82	%(6)	0.82	%(6)	0.84	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		N/A		N/A		0.84	%(6)
Ratio of Net Investment Loss	(0.43	)%(5)(6)	(0.57	)%(6)	(0.68	)%(6)	(0.69	)%(6)	(0.35	)%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.01%		0.01%
Portfolio Turnover Rate	11%		23%		21%		22%		15%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.05% for Class IR shares due to the reimbursement of transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class IR shares would have been 49.80%. Refer to Note B in the Notes to Consolidated Financial Statements.

(5)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class IR shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	0.86%	(0.48)%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-three separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Consolidated Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying consolidated financial statements relates to the Global Opportunity Portfolio. The Fund seeks long-term capital appreciation.

The Fund has issued six classes of shares — Class I, Class A, Class L, Class C, Class R6 and Class IR. Class C shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors. Effective December 31, 2020, the Fund suspended offering of Class I, Class A, Class C, Class R6 and Class IR shares to new investors with certain exception. Effective January 2, 2023, the Fund recommenced offering Class I, Class A, Class C, Class R6 and Class IR shares. Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, Global Opportunity Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest in bitcoin indirectly through cash settled futures or indirectly through investments in Grayscale Bitcoin Trust (BTC) ("GBTC"), a privately offered investment vehicle that invests in bitcoin. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of December 31, 2023, the Subsidiary represented 0% of the net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to bitcoin within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (4) when market quotations are not readily available as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (5) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs; and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include,

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$—	$137,249	$—		$137,249
Banks	96,420	162,185	—		258,605
Broadline Retail	364,981	—	—		364,981
Electronic Equipment, Instruments & Components	—	39,279	—	†	39,279	†
Entertainment	214,068	—	—		214,068
Financial Services	208,907	22,261	—		231,168
Ground Transportation	287,393	—	—		287,393
Hotels, Restaurants & Leisure	135,422	76,231	—		211,653
Information Technology Services	173,508	—	—		173,508
Interactive Media & Services	134,654	24,416	—		159,070
Software	482,794	—	—		482,794
Textiles, Apparel & Luxury Goods	52,990	183,157	—		236,147
Total Common Stocks	2,151,137	644,778	—	†	2,795,915	†
Short-Term Investment
Investment Company	39,395	—	—		39,395
Total Assets	$2,190,532	$644,778	$—	†	$2,835,310	†

†  Includes a security valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Common Stock (000)
Beginning Balance	$—	†
Purchases	—
Sales	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	—
Realized gains (losses)	—
Ending Balance	$—	†
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2023	$—

†  Includes a security valued at zero.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Consolidated Portfolio of Investments.

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, co-transfer agency, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2023, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.74% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.40% for Class L shares, 2.10% for Class C shares, 0.95% for Class R6 shares and 0.95% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2023, approximately $18,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

The Adviser agreed to reimburse the Fund for prior years overpayment of transfer agency and sub transfer agency fees. This was reflected as "Reimbursement of Transfer Agency and Sub Transfer Agency Fees" in the Consolidated Statement of Operations.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares. The Distributor has agreed to waive for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate, the 12b-1 fees on Class L shares of the Fund to the extent it exceeds 0.30% of the average daily net assets of such shares on an annualized basis. For the year ended December 31, 2023, this waiver amounted to approximately $135,000.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement,

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Consolidated Statement of Operations, amounted to approximately $34,000.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $271,680,000 and $754,961,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2023.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, advisory fees paid were reduced by approximately $79,000 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2023 is as follows:

Affiliated Investment Company	Value December 31, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$—	$577,813	$538,418	$2,010
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2023 (000)
Liquidity Fund	$—	$—	$39,395

During the year ended December 31, 2023, the Fund incurred approximately $5,000 in brokerage commissions with Morgan Stanley & Co. LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a RIC and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:		2022 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$61,561	$—	$457,396

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to a net operating loss, resulted in the following reclassifications among the compoents of net assets at December 31, 2023:

Total Distribution Earnings (000)	Paid-in- Capital (000)
$15,129	$(15,129)

At December 31, 2023, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$48,422

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street.

Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2023, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 53.8%.

K. Market Risk and Risks Relating to Certain Financial Instruments:

Bitcoin: The Fund may have exposure to cryptocurrencies indirectly through investments in GBTC, a privately offered investment vehicle that invests in bitcoin. Cryptocurrencies (also referred to as "virtual currencies" and "digital currencies") are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. For example, the bitcoin held by GBTC (and the Fund's indirect exposure to such bitcoin) is also susceptible to these risks. The value of the GBTC investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. The GBTC exposure to cryptocurrency could result in substantial losses to the Fund.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

Market: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments, which may in turn impact valuation, the Fund's ability to sell securities and/or its ability to meet redemptions.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders of Global Opportunity Portfolio and the Board of
Directors of Morgan Stanley Institutional Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Global Opportunity Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2023, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the three years in the period then ended, the financial highlights for each of the two years in the period ended December 31, 2020 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2023, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, its consolidated financial highlights for each of the three years in the period then ended and its financial highlights for each of the two years in the period ended December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 29, 2024

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule.The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2023.

The Fund designated and paid approximately $ 61,561,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fun on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				87

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	88

Formerly, Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994 (Retired December 31, 2023)	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	88	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
1585 Broadway
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

39

(This page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

© 2024 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGOANN
6337674 EXP 02.28.25

Morgan Stanley Institutional Fund, Inc.

Global Permanence Portfolio

Annual Report

December 31, 2023

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Table of Contents (unaudited)

Shareholders' Letter	2
Consolidated Expense Example	3
Investment Overview	4
Consolidated Portfolio of Investments	7
Consolidated Statement of Assets and Liabilities	9
Consolidated Statement of Operations	10
Consolidated Statements of Changes in Net Assets	11
Consolidated Financial Highlights	12
Notes to Consolidated Financial Statements	16
Report of Independent Registered Public Accounting Firm	25
Liquidity Risk Management Program	26
Federal Tax Notice	27
Important Notices	28
U.S. Customer Privacy Notice	29
Directors and Officers Information	32

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 869-6397. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this annual report, in which you will learn how your investment in Global Permanence Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2024

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Expense Example (unaudited)

Global Permanence Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Actual Ending Account Value 12/31/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Permanence Portfolio Class I	$1,000.00	$1,012.40	$1,021.63	$3.60	$3.62	0.71%
Global Permanence Portfolio Class A	1,000.00	1,010.30	1,019.31	5.93	5.96	1.17
Global Permanence Portfolio Class C	1,000.00	1,006.50	1,015.12	10.11	10.16	2.00
Global Permanence Portfolio Class R6	1,000.00	1,012.90	1,022.13	3.09	3.11	0.61

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period.

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited)

Global Permanence Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 20.92%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI All Country World Net Index (the "Index"), which returned 22.20%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Global equities performed well in 2023, as economies did a better-than-expected job of withstanding the rapid increases in interest rates needed to cool inflation from post-pandemic highs and excitement about artificial intelligence drove a narrow group of mega-cap technology stocks to significantly outperform. While tightening conditions had become a headwind to the eurozone and U.K. economies toward the end of 2023, the widely predicted recessions did not materialize and the U.S. economy remained particularly resilient. Over the year, softening inflation data and relatively tight labor markets allowed central banks to slow and eventually pause interest rate increases, bolstering sentiment that rate hiking cycles were ending and rate cuts would follow. Meanwhile, markets also faced a U.S. regional banking crisis triggered by high interest rates, concerns about the U.S. government's debt levels and budget, a disappointing economic recovery in China and multiple geopolitical flashpoints.

•  Global equities, as measured by the Index, advanced in the 12-month period. All sectors had positive performance, led by information technology, communication services and consumer discretionary. Utilities, consumer staples and health care were the weakest performing sectors in the Index over this period.

•  Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage focused portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund underperformed the Index in this reporting period due to unfavorable stock selection, despite a positive contribution from sector allocation.

•  Stock selection in health care detracted the most from relative performance. A leader in next generation sequencing was the top detractor in the sector and second greatest in the portfolio. The company's shares underperformed in the period due to a weaker sales growth outlook and uncertainty resulting from a CEO transition.

•  Stock selection in consumer staples, industrials and consumer discretionary each had a mildly negative impact on relative performance. Within these sectors, performance was hampered by a contemporary carpets and floor coverings company, which was the greatest detractor in the portfolio as a whole, and a discount retailer that provides various merchandise products across the United States. The carpets company's shares underperformed due to lower-than-expected quarterly results characterized by softer demand due to near-term macroeconomic challenges, including lower consumer confidence, higher interest rates and reduced home reselling activity. The discount retailer's shares underperformed due to concerns about softer sales trends, weaker near-term profitability and greater inventory shrink. We continued to monitor the company management's progress in restoring the business to prior profitability levels and getting shrink under control. The weak performance of these and a diverse set of other holdings was partly offset by strength in an online retail and cloud computing leader, which was the second greatest contributor across the portfolio. Its shares advanced as the company reported solid quarterly results characterized by strong retail performance, better-than-expected growth within its cloud-computing

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Global Permanence Portfolio

platform business, and continued improvements in operational efficiency.

•  The information technology sector was the largest positive contributor to relative performance due to both stock selection and an average overweight in the sector. A company that offers a global cloud platform that provides security, performance and reliability services to the applications of its customers was the greatest contributor across the portfolio. Despite facing a tougher demand environment and longer sales cycles, the company's shares performed well based on improving investor sentiment toward the software sector.

•  The real estate sector contributed to relative performance, with both stock selection and an average sector underweight adding relative gains. Utilities, which the portfolio had no exposure to, and average underweight allocations in consumer staples and energy were also beneficial to relative performance.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Global Permanence Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on April 30, 2019.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and R6 shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI All Country World Net Index(1) and the Lipper Global Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2023 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	20.92%	—	—	10.09%
Fund — Class A Shares w/o sales charges(4)	20.42	—	—	9.70
Fund — Class A Shares with maximum 5.25% sales charges(4)	14.12	—	—	8.45
Fund — Class C Shares w/o sales charges(4)	19.56	—	—	8.88
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	18.56	—	—	8.88
Fund — Class R6 Shares w/o sales charges(4)	20.95	—	—	10.14
MSCI All Country World Net Index	22.20	—	—	9.08
Lipper Global Multi-Cap Growth Funds Index	22.35	—	—	8.48

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The MSCI All Country World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Multi-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on April 30, 2019.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Portfolio of Investments

Global Permanence Portfolio

	Shares	Value (000)
Common Stocks (95.6%)
Brazil (0.1%)
Vale SA	540	$9
Canada (11.9%)
Canadian National Railway Co.	2,449	308
Constellation Software, Inc.	88	218
FirstService Corp.	48	8
Lumine Group, Inc. (a)	326	7
Topicus.com, Inc. (a)	2,978	200
		741
France (12.6%)
Airbus SE	607	94
Christian Dior SE	279	218
EssilorLuxottica SA	152	31
Eurofins Scientific SE	5,064	330
Hermes International	3	6
L'Oreal SA	16	8
Remy Cointreau SA	257	33
Safran SA	353	62
		782
India (1.1%)
HDFC Bank Ltd. ADR	1,024	69
Italy (0.7%)
Brunello Cucinelli SpA	396	39
Ferrari NV	22	7
		46
Netherlands (1.7%)
ASML Holding NV (Registered)	128	97
Universal Music Group NV	277	8
		105
Switzerland (1.5%)
On Holding AG, Class A (a)	3,387	91
United Kingdom (12.9%)
Babcock International Group PLC	41,468	209
Rentokil Initial PLC	59,369	335
Victoria PLC (a)	66,711	256
		800
United States (53.1%)
Amazon.com, Inc. (a)	2,225	338
American Tower Corp. REIT	735	159
Birkenstock Holding PLC (a)	2,004	98
Brown & Brown, Inc.	878	62
Celsius Holdings, Inc. (a)	1,854	101
Cloudflare, Inc., Class A (a)	8,523	709
Danaher Corp.	941	218
Dollar General Corp.	1,171	159
Floor & Decor Holdings, Inc., Class A (a)	2,423	270
Intercontinental Exchange, Inc.	2,809	361
Linde PLC	18	7
MSCI, Inc.	13	7
Procore Technologies, Inc. (a)	1,604	111
	Shares	Value (000)
Royal Gold, Inc.	1,203	$145
Royalty Pharma PLC, Class A	14,310	402
S&P Global, Inc.	236	104
Texas Pacific Land Corp.	19	30
Veralto Corp.	217	18
Waste Connections, Inc.	51	8
		3,307
Total Common Stocks (Cost $5,386)		5,950
Investment Company (1.9%)
United States (1.9%)
Grayscale Bitcoin Trust (a) (Cost $40)	3,446	119
	No. of Warrants
Warrants (0.0%)‡
Canada (0.0%)‡
Constellation Software, Inc. expires 3/31/40 (a) (Cost $—)	186	1
	Shares
Short-Term Investment (1.3%)
Investment Company (1.3%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $79)	78,664	79
Total Investments Excluding Purchased Options (98.8%) (Cost $5,505)		6,149
Total Purchased Options Outstanding (0.1%) (Cost $26)		6
Total Investments (98.9%) (Cost $5,531) (b)(c)(d)		6,155
Other Assets in Excess of Liabilities (1.1%)		71
Net Assets (100.0%)		$6,226

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

‡  Amount is less than 0.05%.

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $1,638,000 and 26.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Consolidated Financial Statements.

(c)  Securities are available for collateral in connection with purchased options.

(d)  At December 31, 2023, the aggregate cost for federal income tax purposes is approximately $5,721,000. The aggregate gross unrealized appreciation is approximately $1,079,000 and the aggregate gross unrealized depreciation is approximately $643,000, resulting in net unrealized appreciation of approximately $436,000.

ADR  American Depositary Receipt.

REIT  Real Estate Investment Trust.

The accompanying notes are an integral part of the consolidated financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Global Permanence Portfolio

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2023:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)		Premiums Paid (000)	Unrealized Depreciation (000)
JPMorgan Chase Bank NA	USD/CNH	CNH	7.43	Jan-24	1,007,380	$1,007	$—	@	$5	$(5)
Standard Chartered Bank	USD/CNH	CNH	7.57	May-24	2,268,747	2,269	3		10	(7)
JPMorgan Chase Bank NA	USD/CNH	CNH	7.79	Aug-24	2,624,782	2,625	3		11	(8)
							$6		$26	$(20)

@    Value is less than $500.

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Other*	26.9%
Information Technology Services	11.5
Life Sciences Tools & Services	8.9
Software	8.8
Capital Markets	7.7
Textiles, Apparel & Luxury Goods	7.4
Pharmaceuticals	6.5
Aerospace & Defense	5.9
Commercial Services & Supplies	5.9
Broadline Retail	5.5
Ground Transportation	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the consolidated financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Permanence Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $5,452)	$6,076
Investment in Security of Affiliated Issuer, at Value (Cost $79)	79
Total Investments in Securities, at Value (Cost $5,531)	6,155
Foreign Currency, at Value (Cost $10)	10
Receivable for Investments Sold	104
Due from Adviser	59
Dividends Receivable	3
Receivable from Affiliate	—	@
Other Assets	26
Total Assets	6,357
Liabilities:
Payable for Investments Purchased	94
Payable for Professional Fees	22
Payable for Custodian Fees	5
Payable for Administration Fees	—	@
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class R6	—	@
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	10
Total Liabilities	131
Net Assets	$6,226
Net Assets Consist of:
Paid-in-Capital	$5,693
Total Distributable Earnings	533
Net Assets	$6,226
CLASS I:
Net Assets	$4,089
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	329,846
Net Asset Value, Offering and Redemption Price Per Share	$12.40
CLASS A:
Net Assets	$1,903
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	155,707
Net Asset Value, Redemption Price Per Share	$12.22
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.68
Maximum Offering Price Per Share	$12.90
CLASS C:
Net Assets	$218
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	18,483
Net Asset Value, Offering and Redemption Price Per Share	$11.77
CLASS R6:
Net Assets	$16
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,264
Net Asset Value, Offering and Redemption Price Per Share	$12.42

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Permanence Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2023 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $5 of Foreign Taxes Withheld)	$67
Dividends from Security of Affiliated Issuer (Note G)	14
Non-Cash Dividends from Securities of Unaffiliated Issuers	5
Total Investment Income	86
Expenses:
Professional Fees	150
Advisory Fees (Note B)	65
Registration Fees	65
Custodian Fees (Note F)	21
Shareholder Reporting Fees	13
Transfer Agency Fees — Class I (Note E)	3
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class R6 (Note E)	2
Administration Fees (Note C)	6
Directors' Fees and Expenses	6
Pricing Fees	3
Shareholder Services Fees — Class A (Note D)	7
Distribution and Shareholder Services Fees — Class C (Note D)	7
Sub Transfer Agency Fees — Class I	2
Sub Transfer Agency Fees — Class A	1
Sub Transfer Agency Fees — Class C	— @
Other Expenses	18
Total Expenses	375
Expenses Reimbursed by Adviser (Note B)	(205)
Waiver of Advisory Fees (Note B)	(65)
Reimbursement of Transfer Agency and Sub Transfer Agency Fees (Note B)	(10)
Reimbursement of Class Specific Expenses — Class I (Note B)	(3)
Reimbursement of Class Specific Expenses — Class A (Note B)	(— @)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class R6 (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	87
Net Investment Loss	(1)
Realized Gain:
Investments Sold	289
Foreign Currency Translation	2
Net Realized Gain	291
Change in Unrealized Appreciation (Depreciation):
Investments	725
Foreign Currency Translation	(— @)
Net Change in Unrealized Appreciation (Depreciation)	725
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	1,016
Net Increase in Net Assets Resulting from Operations	$1,015

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Permanence Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(1)	$(3)
Net Realized Gain (Loss)	291	(21)
Net Change in Unrealized Appreciation (Depreciation)	725	(970)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,015	(994)
Dividends and Distributions to Shareholders:
Class I	(205)	(58)
Class A	(98)	(20)
Class C	(12)	(2)
Class R6*	(1)	(— @)
Total Dividends and Distributions to Shareholders	(316)	(80)
Capital Share Transactions:(1)
Class I:
Subscribed	1,736	290
Distributions Reinvested	205	58
Redeemed	(1,668)	(158)
Class A:
Subscribed	2,928	1,950
Distributions Reinvested	98	20
Redeemed	(2,141)	(927)
Class C:
Subscribed	913	65
Distributions Reinvested	12	2
Redeemed	(790)	(1)
Class R6:*
Distributions Reinvested	1	— @
Net Increase in Net Assets Resulting from Capital Share Transactions	1,294	1,299
Total Increase in Net Assets	1,993	225
Net Assets:
Beginning of Period	4,233	4,008
End of Period	$6,226	$4,233
(1) Capital Share Transactions:
Class I:
Shares Subscribed	145	25
Shares Issued on Distributions Reinvested	17	5
Shares Redeemed	(136)	(14)
Net Increase in Class I Shares Outstanding	26	16
Class A:
Shares Subscribed	249	165
Shares Issued on Distributions Reinvested	8	2
Shares Redeemed	(182)	(89)
Net Increase in Class A Shares Outstanding	75	78
Class C:
Shares Subscribed	79	7
Shares Issued on Distributions Reinvested	1	— @@
Shares Redeemed	(70)	(— @@)
Net Increase in Class C Shares Outstanding	10	7
Class R6:*
Shares Issued on Distributions Reinvested	— @@	— @@

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the consolidated financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Global Permanence Portfolio

	Class I
	Year Ended December 31,								Period from April 30, 2019(1) to
Selected Per Share Data and Ratios	2023		2022		2021		2020(2)		December 31, 2019(2)
Net Asset Value, Beginning of Period	$10.80		$13.72		$13.41		$10.63		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.03		(0.00	)(4)	(0.01)		(0.03)		0.04
Net Realized and Unrealized Gain (Loss)	2.22		(2.73)		2.56		2.90		0.59
Total from Investment Operations	2.25		(2.73)		2.55		2.87		0.63
Distributions from and/or in Excess of:
Net Investment Income	(0.02)		—		(0.05)		(0.07)		—
Net Realized Gain	(0.63)		(0.19)		(2.19)		(0.02)		—
Total Distributions	(0.65)		(0.19)		(2.24)		(0.09)		—
Net Asset Value, End of Period	$12.40		$10.80		$13.72		$13.41		$10.63
Total Return(5)	20.92	%(6)	(19.88)%		19.73%		27.06%		6.30	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,089		$3,278		$3,947		$3,202		$2,471
Ratio of Expenses Before Expense Limitation	4.40%		7.62%		7.77%		8.62%		12.79	%(8)
Ratio of Expenses After Expense Limitation	0.85	%(9)(10)	1.00	%(10)	1.00	%(10)	1.00	%(10)	0.99	%(8)(10)
Ratio of Net Investment Income (Loss)	0.21	%(9)(10)	(0.02	)%(10)	(0.04	)%(10)	(0.30	)%(10)	0.53	%(8)(10)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.00	%(11)	0.00	%(11)	0.00	%(11)	0.01	%(8)
Portfolio Turnover Rate	107%		68%		57%		113%		35	%(7)

(1)  Commencement of Operations.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  Performance was positively impacted by approximately 0.19% for Class I shares due to the reimbursement of transfer agency and sub transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class I shares would have been 20.73%. Refer to Note B in the Notes to Consolidated Financial Statements.

(7)  Not annualized.

(8)  Annualized.

(9)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class I shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.99%	0.07%

(10)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(11)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Global Permanence Portfolio

	Class A
	Year Ended December 31,								Period from April 30, 2019(1) to
Selected Per Share Data and Ratios	2023		2022		2021		2020(2)		December 31, 2019(2)
Net Asset Value, Beginning of Period	$10.68		$13.61		$13.37		$10.61		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	(0.02)		(0.02)		(0.06)		(0.07)		0.01
Net Realized and Unrealized Gain (Loss)	2.19		(2.72)		2.54		2.89		0.60
Total from Investment Operations	2.17		(2.74)		2.48		2.82		0.61
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.05)		(0.04)		—
Net Realized Gain	(0.63)		(0.19)		(2.19)		(0.02)		—
Total Distributions	(0.63)		(0.19)		(2.24)		(0.06)		—
Net Asset Value, End of Period	$12.22		$10.68		$13.61		$13.37		$10.61
Total Return(4)	20.42	%(5)	(20.11)%		19.27%		26.57%		6.10	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,903		$858		$29		$19		$11
Ratio of Expenses Before Expense Limitation	4.69%		8.05%		17.77%		26.08%		30.61	%(7)
Ratio of Expenses After Expense Limitation	1.24	%(8)(9)	1.35	%(9)	1.35	%(9)	1.35	%(9)	1.34	%(7)(9)
Ratio of Net Investment Income (Loss)	(0.18	)%(8)(9)	(0.20	)%(9)	(0.42	)%(9)	(0.65	)%(9)	0.17	%(7)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.00	%(10)	0.00	%(10)	0.00	%(10)	0.01	%(7)
Portfolio Turnover Rate	107%		68%		57%		113%		35	%(6)

(1)  Commencement of Operations.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.20% for Class A shares due to the reimbursement of transfer agency and sub transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class A shares would have been 20.22%. Refer to Note B in the Notes to Consolidated Financial Statements.

(6)  Not annualized.

(7)  Annualized.

(8)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class A shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	1.34%	(0.28)%

(9)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(10)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Global Permanence Portfolio

	Class C
	Year Ended December 31,								Period from April 30, 2019(1) to
Selected Per Share Data and Ratios	2023		2022		2021		2020(2)		December 31, 2019(2)
Net Asset Value, Beginning of Period	$10.38		$13.34		$13.24		$10.56		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.12)		(0.14)		(0.16)		(0.15)		(0.04)
Net Realized and Unrealized Gain (Loss)	2.14		(2.63)		2.50		2.85		0.60
Total from Investment Operations	2.02		(2.77)		2.34		2.70		0.56
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.05)		—		—
Net Realized Gain	(0.63)		(0.19)		(2.19)		(0.02)		—
Total Distributions	(0.63)		(0.19)		(2.24)		(0.02)		—
Net Asset Value, End of Period	$11.77		$10.38		$13.34		$13.24		$10.56
Total Return(4)	19.56	%(5)	(20.74)%		18.39%		25.60%		5.60	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$218		$84		$16		$13		$11
Ratio of Expenses Before Expense Limitation	5.69%		15.54%		24.91%		28.45%		31.59	%(7)
Ratio of Expenses After Expense Limitation	2.04	%(8)(9)	2.10	%(9)	2.10	%(9)	2.10	%(9)	2.09	%(7)(9)
Ratio of Net Investment Loss	(0.98	)%(8)(9)	(1.29	)%(9)	(1.13	)%(9)	(1.40	)%(9)	(0.57	)%(7)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.00	%(10)	0.00	%(10)	0.00	%(10)	0.01	%(7)
Portfolio Turnover Rate	107%		68%		57%		113%		35	%(6)

(1)  Commencement of Operations.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.20% for Class C shares due to the reimbursement of transfer agency and sub transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class C shares would have been 19.36%. Refer to Note B in the Notes to Consolidated Financial Statements.

(6)  Not annualized.

(7)  Annualized.

(8)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class C shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	2.09%	(1.03)%

(9)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(10)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Global Permanence Portfolio

	Class R6(1)
	Year Ended December 31,								Period from April 30, 2019(2) to
Selected Per Share Data and Ratios	2023		2022		2021		2020(3)		December 31, 2019(3)
Net Asset Value, Beginning of Period	$10.82		$13.73		$13.42		$10.64		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(4)	0.03		0.00	(5)	0.00	(5)	(0.03)		0.04
Net Realized and Unrealized Gain (Loss)	2.23		(2.72)		2.55		2.91		0.60
Total from Investment Operations	2.26		(2.72)		2.55		2.88		0.64
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		—		(0.05)		(0.08)		—
Net Realized Gain	(0.63)		(0.19)		(2.19)		(0.02)		—
Total Distributions	(0.66)		(0.19)		(2.24)		(0.10)		—
Net Asset Value, End of Period	$12.42		$10.82		$13.73		$13.42		$10.64
Total Return(6)	20.95	%(7)	(19.79)%		19.71%		27.09%		6.40	%(8)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$16		$13		$16		$14		$11
Ratio of Expenses Before Expense Limitation	21.25%		22.37%		22.49%		26.62%		30.53	%(9)
Ratio of Expenses After Expense Limitation	0.77	%(10)(11)	0.95	%(11)	0.95	%(11)	0.95	%(11)	0.94	%(9)(11)
Ratio of Net Investment Income (Loss)	0.28	%(10)(11)	0.02	%(11)	0.01	%(11)	(0.24	)%(11)	0.59	%(9)(11)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.00	%(12)	0.00	%(12)	0.00	%(12)	0.01	%(9)
Portfolio Turnover Rate	107%		68%		57%		113%		35	%(8)

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(2)  Commencement of Operations.

(3)  Not consolidated.

(4)  Per share amount is based on average shares outstanding.

(5)  Amount is less than $0.005 per share.

(6)  Calculated based on the net asset value as of the last business day of the period.

(7)  Performance was positively impacted by approximately 0.19% for Class R6 shares due to the reimbursement of transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class R6 shares would have been 20.76%. Refer to Note B in the Notes to Consolidated Financial Statements.

(8)  Not annualized.

(9)  Annualized.

(10)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class R6 shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.94%	0.11%

(11)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(12)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-three separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Consolidated Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying consolidated financial statements relates to the Global Permanence Portfolio. The Fund seeks long-term capital appreciation.

The Fund has issued four classes of shares — Class I, Class A, Class C and Class R6. Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, Global Permanence Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest in bitcoin indirectly through cash settled futures or indirectly through investments in Grayscale Bitcoin Trust (BTC) ("GBTC"), a privately offered investment vehicle that invests in bitcoin. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of December 31, 2023, the Subsidiary represented approximately $120,000 or approximately 1.92% of the net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to bitcoin within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers;(3) listed options are valued at the last reported sales price on the

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (5) when market quotations are not readily available as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (6) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$—	$365	$—	$365
Automobiles	7	—	—	7
Banks	69	—	—	69
Beverages	101	33	—	134
Broadline Retail	338	—	—	338
Capital Markets	472	—	—	472
Chemicals	7	—	—	7
Commercial Services & Supplies	26	335	—	361
Consumer Staples Distribution & Retail	159	—	—	159
Entertainment	—	8	—	8
Ground Transportation	308	—	—	308
Health Care Equipment & Supplies	—	31	—	31
Household Durables	—	256	—	256
Information Technology Services	709	—	—	709
Insurance	62	—	—	62
Life Sciences Tools & Services	218	330	—	548
Metals & Mining	145	9	—	154
Oil, Gas & Consumable Fuels	30	—	—	30
Personal Care Products	—	8	—	8
Pharmaceuticals	402	—	—	402
Real Estate Management & Development	8	—	—	8
Semiconductors & Semiconductor Equipment	97	—	—	97
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Software	$536	$—	$—	$536
Specialized REITs	159	—	—	159
Specialty Retail	270	—	—	270
Textiles, Apparel & Luxury Goods	189	263	—	452
Total Common Stocks	4,312	1,638	—	5,950
Investment Company	119	—	—	119
Warrants	—	1	—	1
Call Options Purchased	—	6	—	6
Short-Term Investment
Investment Company	79	—	—	79
Total Assets	$4,510	$1,645	$—	$6,155

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency ex-change risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Consolidated Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund writes an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2023:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$6	(a)

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2023 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(8	)(a)

(a) Amounts are included in Realized Gain (Loss) on Investments Sold in the Consolidated Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(17	)(a)

(a) Amounts are included in Change in Unrealized Appreciation (Depreciation) on Investments in the Consolidated Statement of Operations.

At December 31, 2023, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives	Assets(b) (000)		Liabilities(b) (000)
Purchased Options	$6	(a)	$—

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(b) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2023:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
JPMorgan Chase Bank NA	$3	$—	$—	$3
Standard Chartered Bank	3	—	—	3
Total	$6	$—	$—	$6

For the year ended December 31, 2023, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	4,600,000

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.80%	0.75%

For the year ended December 31, 2023, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 2.10% for Class C shares and 0.95% for Class R6 shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2023, approximately $65,000 of advisory fees were waived and approximately $212,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

The Adviser agreed to reimburse the Fund for prior years overpayment of transfer agent and sub transfer agent fees. This was reflected as "Reimbursement of Transfer Agent and Sub Transfer Agent Fees" in the Consolidated Statement of Operations.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Consolidated Statement of Operations, amounted to less than $500.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $9,760,000 and $8,135,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2023.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Fund.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2023 is as follows:

Affiliated Investment Company	Value December 31, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$51	$6,853	$6,825	$14
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2023 (000)
Liquidity Fund	$—	$—	$79

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a RIC and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:		2022 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$55	$261	$—	$80

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2023.

At December 31, 2023, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$106

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2023, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 71.5%.

K. Market Risk and Risks Relating to Certain Financial Instruments:

Bitcoin: The Fund may have exposure to cryptocurrencies indirectly through investments in GBTC, a privately offered investment vehicle that invests in bitcoin. Cryptocurrencies (also referred to as "virtual currencies" and "digital currencies") are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. For example, the bitcoin held by GBTC (and the Fund's indirect exposure to such bitcoin) is also susceptible to these risks. The value of the GBTC investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. The GBTC exposure to cryptocurrency could result in substantial losses to the Fund.

Market: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments, which may in turn impact valuation, the Fund's ability to sell securities and/or its ability to meet redemptions.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders of Global Permanence Portfolio
and the Board of Directors of
Morgan Stanley Institutional Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Global Permanence Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2023, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the three years in the period then ended, the financial highlights for the year ended December 31, 2020 and the period from April 30, 2019 (commencement of operations) through December 31, 2019 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2023, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, its consolidated financial highlights for each of the three years in the period then ended and its financial highlights for the year ended December 31, 2020 and the period from April 30, 2019 (commencement of operations) through December 31, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 29, 2024

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2023. For corporate shareholders 33.05% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $261,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2023. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $54,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fun on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Directors	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				87

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	88

Formerly, Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Directors	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Directors	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994 (Retired December 31, 2023)	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	88	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Directors	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
1585 Broadway
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

37

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

© 2024 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGPERMANN
6337725 EXP 02.28.25

Morgan Stanley Institutional Fund, Inc.

Global Real Estate Portfolio

Annual Report

December 31, 2023

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Table of Contents (unaudited)

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	10
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	29
Liquidity Risk Management Program	30
Federal Tax Notice	31
Important Notices	32
U.S. Customer Privacy Notice	33
Directors and Officers Information	36

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 869-6397. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this annual report, in which you will learn how your investment in Global Real Estate Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2024

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Expense Example (unaudited)

Global Real Estate Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Actual Ending Account Value 12/31/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Real Estate Portfolio Class I	$1,000.00	$1,087.00	$1,021.17	$4.21	$4.08	0.80%
Global Real Estate Portfolio Class A	1,000.00	1,083.10	1,019.41	6.04	5.85	1.15
Global Real Estate Portfolio Class L	1,000.00	1,079.80	1,016.28	9.28	9.00	1.77
Global Real Estate Portfolio Class C	1,000.00	1,079.40	1,015.68	9.91	9.60	1.89
Global Real Estate Portfolio Class R6	1,000.00	1,087.60	1,021.37	4.00	3.87	0.76
Global Real Estate Portfolio Class IR	1,000.00	1,087.80	1,021.42	3.95	3.82	0.75

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period.

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited)

Global Real Estate Portfolio

The Fund seeks to provide current income and capital appreciation.

Performance

For the fiscal year ended December 31, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 12.68%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the FTSE EPRA Nareit Developed Net Total Return Index (the "Index"), which returned 9.67%.

Factors Affecting Performance

•  Global real estate securities gained 9.67% during the 12-month period ending December 31, 2023, as measured by the Index. 2023 was a year marred by concerns of a recession that never came as economic data remained surprisingly resilient even while inflation hovered stubbornly above central banks' targets for much of the year. While real estate securities lagged equities for the full year, real estate displayed outsized strength in the fourth quarter of 2023. More specifically, the real estate market rallied in November and December 2023, propelled by strong indications that the Federal Reserve (Fed) and other big central banks are winning the battle against inflation, interest rate cuts in 2024 are likely, and a "soft landing" in their economies may be achievable.

•  North American property stocks rose 11.60% for the year as measured by the FTSE EPRA Nareit North America Net Total Return Index,(i) outperforming the broader real estate market.

o  After four 25-basis point(ii) interest rate hikes from the beginning of the year through July 2023, the Fed held interest rates steady the remainder of the year and signaled it may begin cutting interest rates as early as the first half of 2024 amid recent favorable inflation data and an increasing belief that the Fed may achieve a soft landing. Within the Index, seniors housing health care was a top-performing sector for the year, as it benefited from the long-term secular tailwind of an aging U.S. population and the necessity-based nature of seniors housing demand. The mall sector was also a key outperformer, bolstered by the lack of new supply of retail real estate and increased demand from retailers for prime storefronts, creating upward pressure on rents. The data center sector outperformed, as it benefited from favorable secular demand trends driven by data growth and digital transformation combined with limited new supply growth. The hotel sector was another outperformer, primarily a beneficiary of "risk-on" markets and a more optimistic view on the economy in the fourth quarter of 2023. A key underperformer for the year was the life science health care sector, which faced supply headwinds coupled with lower demand for space. Retail net lease was another underperformer due to the higher interest rate environment and narrowing investment spreads. Apartments also underperformed, as third quarter 2023 earnings results were below expectations and a deceleration in rents in September and October 2023 that was worse than anticipated.

o  The Fund's sector overweight to seniors housing health care and data centers, the sector underweight to life science health care, and security selection in apartments and storage were the top relative contributors for the year. Key relative performance detractors included the sector underweight to skilled nursing health care, security selection in the industrial and retail net lease sectors, and the weighting to apartments.

(i)  The FTSE EPRA Nareit North America Net Total Return Index is a subset of the FTSE EPRA Nareit Developed Net Total Return Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the North American (U.S. and Canada) real estate market. The FTSE EPRA Nareit Developed Asia Net Total Return Index is a subset of the FTSE EPRA Nareit Developed Net Total Return Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the Asian real estate markets. The FTSE EPRA Nareit Developed Europe Net Total Return Index is a subset of the FTSE EPRA Nareit Developed Net Total Return Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the European real estate markets. The performance of the indexes is listed in U.S. dollars and assumes reinvestment of net dividends. The indexes are unmanaged, and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. Data as of December 31, 2023.

(ii)  One basis point = 0.01%

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

•  Within Asia, property stocks declined 1.15% for the year, as measured by the FTSE EPRA Nareit Developed Asia Net Total Return Index,(i) significantly underperforming the broader real estate market.

o  The year was characterized by substantial volatility in bond and equity markets. Elevated global yields, high company leverage ratios and mainland China economic concerns were the focus for much of 2023. However, global yields reversed sharply in November and December 2023 as investors factored in potential rate cuts in 2024. Yield compression in the fourth quarter of 2023 was a material tailwind for Australian real estate investment trusts (REITs), helping drive relative outperformance over the Asian index for the full year. Japan REITs underperformed for most of 2023 due to higher global bond yields, and did not benefit as much as other Asian REIT markets toward the end of the year due to concerns stemming from tighter domestic monetary policy and the Bank of Japan potentially exiting its negative interest rate policy. However, Japan developers were among the best-performing stocks in 2023 as they are perceived as inflation proxies. Despite the initial jump in economic activity in Hong Kong after the reopening of its borders at the beginning of 2023, the economic recovery in the second half of the year was softer than expected due to a sharp slowdown in the mainland Chinese economy and a mix of both cyclical and structural factors, including international monetary policy and geopolitical tensions. Even though Hong Kong authorities announced a slew of domestic fiscal stimulus policies, including the lowering of housing stamp duties and the re-launch of Hong Kong's investment immigration scheme, Hong Kong was a significant underperformer in 2023. Singapore REITs closed the year with outperformance relative to the Asian index, with strength in the final quarter of the year as global bond yields retreated. Singapore property developers had weakened after the government announced punitive stamp duty measures in April 2023, but share prices recovered modestly toward year-end.

o  The Fund's security selection in Japan and Australia were top relative contributors for the year. Key relative performance detractors included the country overweight to and security selection within Hong Kong, the weighting to Japan, and security selection in Singapore.

•  European property stocks gained 20.42% for the year, as measured by the FTSE EPRA Nareit Developed Europe Net Total Return Index,(i) substantially outperforming the broader real estate market.

o  European real estate performance during 2023 was dominated by volatility related to inflation and the interest rate outlook. The peak and subsequent sharp fall in inflation in the second half of the year ultimately drove increased optimism on how quickly central banks may cut interest rates. Financial leverage was a key factor in Europe's relative performance versus global real estate in the year. Relative to global listed real estate, European stocks' relatively high levels of financial leverage led to a weak first half of the year, with a much stronger second half as markets rallied and Europe outperformed. Within Europe, German residential stocks outperformed, unwinding some underperformance from 2022, as did

(i)  The FTSE EPRA Nareit North America Net Total Return Index is a subset of the FTSE EPRA Nareit Developed Net Total Return Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the North American (U.S. and Canada) real estate market. The FTSE EPRA Nareit Developed Asia Net Total Return Index is a subset of the FTSE EPRA Nareit Developed Net Total Return Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the Asian real estate markets. The FTSE EPRA Nareit Developed Europe Net Total Return Index is a subset of the FTSE EPRA Nareit Developed Net Total Return Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the European real estate markets. The performance of the indexes is listed in U.S. dollars and assumes reinvestment of net dividends. The indexes are unmanaged, and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. Data as of December 31, 2023.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

Sweden, particularly in the second half of the year, both driven by more highly leveraged balance sheets. The office sector underperformed, particularly in the U.K., due to continuing structural and cyclical concerns.

o  The Fund's security selection in the U.K. and country underweight to Germany were the top relative contributors for the year. Key relative performance detractors included security selection in France and the country underweight to Sweden.

Management Strategies

•  The team uses internal proprietary research to invest in public real estate companies that we believe offer the best value relative to their underlying assets and growth prospects. The team combines a bottom-up approach, assessing the intrinsic value, equity multiples and growth prospects of each security, with a top-down view that incorporates fundamental inflection points, macroeconomic considerations, and geopolitical and country risk. By incorporating both an equity market valuation and a more traditional real estate valuation with a top-down overlay, we believe the Fund will be better prepared to identify securities with the best expected total returns.

•  Given the stabilization in interest rates across the globe and the increasing likelihood of interest rate cuts, we believe forecasted returns for the asset class have improved. Moreover, we believe relative strength in cash flows can be expected given the unique nature of listed real estate. Specifically, the contracted rental streams with inflation-linked escalations and the necessity-based nature of real estate — the listed real estate market evolves and grows with the broader needs of society and the economy and sits at the epicenter of how people live, work, shop and communicate — coupled with limited new real estate supply additions in the vast majority of sectors, should result in cash flow growth. Additionally, we believe the relative valuation of real estate securities is attractive, specifically when compared to direct property investment and the broader equities market, and is presenting an interesting pricing arbitrage opportunity for investors.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C, R6 and IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

Performance Compared to the FTSE EPRA Nareit Developed Net Total Return Index(1) and the Lipper Global Real Estate Funds Index(2)

	Period Ended December 31, 2023 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Fund — Class I Shares w/o sales charges(4)	12.68%	0.94%	2.15%	2.43%
Fund — Class A Shares w/o sales charges(4)	12.28	0.61	1.85	2.14
Fund — Class A Shares with maximum 5.25% sales charges(4)	6.30	–0.47	1.30	1.82
Fund — Class L Shares w/o sales charges(5)	11.73	0.03	1.30	1.71
Fund — Class C Shares w/o sales charges(7)	11.57	–0.21	—	–0.47
Fund — Class C Shares with maximum 1.00% deferred sales charges(7)	10.57	–0.21	—	–0.47
Fund — Class R6 Shares w/o sales charges(6)	13.02	1.01	2.23	2.27
Fund — Class IR Shares w/o sales charges(8)	12.77	0.98	—	–0.52
FTSE EPRA Nareit Developed Net Total Return Index	9.67	2.81	3.57	2.82
Lipper Global Real Estate Funds Index	11.09	4.32	4.46	—

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The FTSE EPRA Nareit Developed Net Total Return Index is a free float-adjusted market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.

(2)  The Lipper Global Real Estate Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Real Estate Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Real Estate Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on August 30, 2006.

(5)  Commenced offering on June 16, 2008.

(6)  Commenced offering September 13, 2013.

(7)  Commenced offering on April 30, 2015. Class C shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion.

(8)  Commenced offering on June 15, 2018

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Portfolio of Investments

Global Real Estate Portfolio

	Shares	Value (000)
Common Stocks (99.0%)
Australia (3.7%)
Goodman Group REIT	26,507	$457
National Storage REIT	149,033	233
Region RE Ltd. REIT	214,066	329
Stockland REIT	136,186	413
		1,432
Belgium (1.8%)
Aedifica SA REIT	2,788	196
Montea NV REIT	2,742	261
Shurgard Self Storage Ltd. REIT	4,794	237
		694
Canada (2.5%)
Boardwalk REIT	7,209	388
Chartwell Retirement Residences (Units) (a)	28,427	252
InterRent REIT	35,776	357
		997
France (2.2%)
Carmila SA REIT (b)	13,371	230
Gecina SA REIT	1,231	150
Klepierre SA REIT	6,819	186
Unibail-Rodamco-Westfield REIT (b)	4,203	311
		877
Germany (2.6%)
LEG Immobilien SE (b)	4,631	405
Vonovia SE	19,788	622
		1,027
Hong Kong (2.9%)
Link REIT	98,129	551
Sun Hung Kai Properties Ltd.	38,367	415
Wharf Real Estate Investment Co. Ltd.	56,075	190
		1,156
Japan (10.8%)
Comforia Residential, Inc. REIT	69	155
Heiwa Real Estate, Inc. REIT	180	172
Hulic Co. Ltd. (c)	32,000	334
Invincible Investment Corp. REIT	1,113	481
Japan Hotel REIT Investment Corp.	540	265
Japan Metropolitan Fund Invest REIT	221	160
Japan Real Estate Investment Corp. REIT	75	310
Mitsubishi Estate Co. Ltd.	9,400	129
Mitsui Fudosan Co. Ltd.	37,400	914
Mitsui Fudosan Logistics Park, Inc. REIT	51	165
Nippon Building Fund, Inc. REIT (c)	56	242
Nippon Prologis, Inc. REIT	118	227
Sumitomo Realty & Development Co. Ltd.	22,500	667
		4,221
	Shares	Value (000)
Netherlands (0.5%)
CTP NV	11,303	$191
Singapore (1.3%)
CapitaLand Integrated Commercial Trust REIT	170,400	265
Frasers Centrepoint Trust REIT	149,500	256
		521
Spain (0.8%)
Merlin Properties Socimi SA REIT	29,584	328
Sweden (1.6%)
Castellum AB (b)	26,453	376
Pandox AB	17,807	266
		642
Switzerland (0.4%)
PSP Swiss Property AG (Registered)	1,119	156
United Kingdom (4.2%)
Impact Healthcare PLC REIT	120,375	138
LondonMetric Property PLC REIT	80,262	196
Segro PLC REIT	54,866	619
Sirius Real Estate Ltd. REIT	99,173	119
UNITE Group PLC REIT	30,570	406
Workspace Group PLC REIT	22,016	159
		1,637
United States (63.7%)
Agree Realty Corp. REIT	7,963	501
Alexandria Real Estate Equities, Inc. REIT	5,472	694
American Homes 4 Rent, Class A REIT	29,415	1,058
American Tower Corp. REIT	1,772	382
Americold Realty Trust, Inc. REIT	15,531	470
AvalonBay Communities, Inc. REIT	5,849	1,095
CareTrust REIT, Inc.	17,571	393
Digital Realty Trust, Inc. REIT	8,879	1,195
EastGroup Properties, Inc. REIT	2,131	391
Equinix, Inc. REIT	2,664	2,146
Essex Property Trust, Inc. REIT	3,741	928
Extra Space Storage, Inc. REIT	8,292	1,329
Federal Realty Investment Trust REIT	4,714	486
Hilton Worldwide Holdings, Inc.	1,294	236
Host Hotels & Resorts, Inc. REIT	24,478	477
Iron Mountain, Inc. REIT	2,314	162
Kilroy Realty Corp. REIT	13,927	555
Kimco Realty Corp. REIT	32,777	698
Kite Realty Group Trust REIT	16,562	379
Mid-America Apartment Communities, Inc. REIT	4,250	571
Prologis, Inc. REIT	18,711	2,494
Public Storage REIT	4,415	1,347
Realty Income Corp. REIT	19,819	1,138
Rexford Industrial Realty, Inc. REIT	10,444	586
Simon Property Group, Inc. REIT	8,576	1,223

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	Shares	Value (000)
United States (cont'd)
Sun Communities, Inc. REIT	4,268	$570
Urban Edge Properties REIT	13,804	253
Ventas, Inc. REIT	6,722	335
VICI Properties, Inc. REIT	30,065	958
Welltower, Inc. REIT	21,612	1,949
		24,999
Total Common Stocks (Cost $30,555)		38,878
Short-Term Investment (1.1%)
Investment Company (1.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $417)	416,928	417
Total Investments (100.1%) (Cost $30,972) Including $562 of Securities Loaned (d)(e)		39,295
Liabilities in Excess of Other Assets (–0.1%)		(45)
Net Assets (100.0%)		$39,250

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(b)  Non-income producing security.

(c)  All or a portion of this security was on loan at December 31, 2023.

(d)  The approximate fair value and percentage of net assets, $12,882,000 and 32.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Financial Statements.

(e)  At December 31, 2023, the aggregate cost for federal income tax purposes is approximately $32,074,000. The aggregate gross unrealized appreciation is approximately $8,973,000 and the aggregate gross unrealized depreciation is approximately $1,754,000, resulting in net unrealized appreciation of approximately $7,219,000.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Residential	16.7%
Retail	15.2
Industrial	14.9
Diversified	11.9
Other*	11.1
Data Centers	8.5
Health Care	8.3
Self Storage	8.0
Office	5.4
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $30,555)	$38,878
Investment in Security of Affiliated Issuer, at Value (Cost $417)	417
Total Investments in Securities, at Value (Cost $30,972)	39,295
Foreign Currency, at Value (Cost $23)	23
Dividends Receivable	171
Tax Reclaim Receivable	81
Due from Adviser	15
Receivable from Affiliate	1
Receivable from Securities Lending Income	—	@
Receivable for Fund Shares Sold	—	@
Other Assets	70
Total Assets	39,656
Liabilities:
Deferred Capital Gain Country Tax	285
Payable for Fund Shares Redeemed	34
Payable for Professional Fees	22
Payable for Sub Transfer Agency Fees — Class I	12
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Custodian Fees	7
Payable for Administration Fees	3
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class R6	—	@
Payable for Transfer Agency Fees — Class IR	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	42
Total Liabilities	406
Net Assets	$39,250
Net Assets Consist of:
Paid-in-Capital	$32,481
Total Distributable Earnings	6,769
Net Assets	$39,250

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Real Estate Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2023 (000)
CLASS I:
Net Assets	$37,042
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	8,450,717
Net Asset Value, Offering and Redemption Price Per Share	$4.38
CLASS A:
Net Assets	$1,304
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	298,063
Net Asset Value, Redemption Price Per Share	$4.37
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.24
Maximum Offering Price Per Share	$4.61
CLASS L:
Net Assets	$104
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	23,860
Net Asset Value, Offering and Redemption Price Per Share	$4.35
CLASS C:
Net Assets	$71
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	17,238
Net Asset Value, Offering and Redemption Price Per Share	$4.14
CLASS R6:
Net Assets	$720
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	164,414
Net Asset Value, Offering and Redemption Price Per Share	$4.38
CLASS IR:
Net Assets	$9
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,991
Net Asset Value, Offering and Redemption Price Per Share	$4.37
(1) Including: Securities on Loan, at Value:	$562

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2023 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers* (Net of $55 of Foreign Taxes Withheld)	$2,024
Dividends from Security of Affiliated Issuer (Note G)	10
Income from Securities Loaned — Net	2
Total Investment Income	2,036
Expenses:
Advisory Fees (Note B)	298
Professional Fees	191
Registration Fees	84
Sub Transfer Agency Fees — Class I	30
Sub Transfer Agency Fees — Class A	1
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	— @
Administration Fees (Note C)	30
Transfer Agency Fees — Class I (Note E)	7
Transfer Agency Fees — Class A (Note E)	4
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class R6 (Note E)	4
Transfer Agency Fees — Class IR (Note E)	2
Custodian Fees (Note F)	9
Shareholder Reporting Fees	9
Shareholder Services Fees — Class A (Note D)	4
Distribution and Shareholder Services Fees — Class L (Note D)	2
Distribution and Shareholder Services Fees — Class C (Note D)	1
Directors' Fees and Expenses	6
Pricing Fees	5
Other Expenses	18
Total Expenses	710
Waiver of Advisory Fees (Note B)	(298)
Reimbursement of Class Specific Expenses — Class I (Note B)	(17)
Reimbursement of Class Specific Expenses — Class A (Note B)	(3)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(3)
Reimbursement of Class Specific Expenses — Class R6 (Note B)	(4)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(2)
Reimbursement of Transfer Agency and Sub Transfer Agency Fees (Note B)	(31)
Expenses Reimbursed by Adviser (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	349
Net Investment Income	1,687
Realized Loss:
Investments Sold	32
Foreign Currency Translation	(12)
Net Realized Loss	20
Change in Unrealized Appreciation (Depreciation):
Investments	2,893
Foreign Currency Translation	7
Net Change in Unrealized Appreciation (Depreciation)	2,900
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	2,920
Net Increase in Net Assets Resulting from Operations	$4,607

*  Includes foreign tax reclaims for previously withheld taxes on dividends earned in certain European Union countries in the amount of approximately $708 (000).

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,687	$1,353
Net Realized Gain (Loss)	20	2,038
Net Change in Unrealized Appreciation (Depreciation)	2,900	(20,898)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,607	(17,507)
Dividends and Distributions to Shareholders:
Class I	(1,900)	(8,529)
Class A	(66)	(499)
Class L	(5)	(84)
Class C	(3)	(29)
Class R6*	(38)	(215)
Class IR	(— @)	(2)
Total Dividends and Distributions to Shareholders	(2,012)	(9,358)
Capital Share Transactions, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:(1)
Class I:
Subscribed	365	1,321
Distributions Reinvested	1,818	8,090
Redeemed	(3,191)	(9,886)
Class A:
Subscribed	21	88
Distributions Reinvested	66	498
Redeemed	(586)	(923)
Class L:
Exchanged	—	56
Distributions Reinvested	5	84
Redeemed	(250)	(81)
Class C:
Distributions Reinvested	3	29
Redeemed	(64)	(346)
Class R6:*
Subscribed	34	108
Distributions Reinvested	35	206
Redeemed	(241)	(20,302)
Class IR:
Distributions Reinvested	— @	2
Net Decrease in Net Assets Resulting from Capital Share Transactions	(1,985)	(21,056)
Total Increase (Decrease) in Net Assets	610	(47,921)
Net Assets:
Beginning of Period	38,640	86,561
End of Period	$39,250	$38,640

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Real Estate Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	86	225
Shares Issued on Distributions Reinvested	421	1,973
Shares Redeemed	(749)	(1,738)
Net Increase (Decrease) in Class I Shares Outstanding	(242)	460
Class A:
Shares Subscribed	5	14
Shares Issued on Distributions Reinvested	15	122
Shares Redeemed	(137)	(187)
Net Decrease in Class A Shares Outstanding	(117)	(51)
Class L:
Shares Exchanged	—	10
Shares Issued on Distributions Reinvested	1	21
Shares Redeemed	(65)	(17)
Net Increase (Decrease) in Class L Shares Outstanding	(64)	14
Class C:
Shares Issued on Distributions Reinvested	1	8
Shares Redeemed	(16)	(58)
Net Decrease in Class C Shares Outstanding	(15)	(50)
Class R6:*
Shares Subscribed	8	17
Shares Issued on Distributions Reinvested	8	50
Shares Redeemed	(57)	(2,969)
Net Decrease in Class R6 Shares Outstanding	(41)	(2,902)
Class IR:
Shares Issued on Distributions Reinvested	— @@	— @@

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Global Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$4.10		$7.24		$8.26		$9.87		$9.19
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.19		0.15		0.09		0.15		0.24
Net Realized and Unrealized Gain (Loss)	0.33		(2.04)		1.79		(1.57)		1.43
Total from Investment Operations	0.52		(1.89)		1.88		(1.42)		1.67
Distributions from and/or in Excess of:
Net Investment Income	(0.20)		(0.08)		(1.57)		(0.11)		(0.54)
Net Realized Gain	(0.04)		(1.17)		(1.33)		(0.08)		(0.45)
Total Distributions	(0.24)		(1.25)		(2.90)		(0.19)		(0.99)
Net Asset Value, End of Period	$4.38		$4.10		$7.24		$8.26		$9.87
Total Return(2)	12.68	%(3)	(26.03)%		23.99%		(14.33)%		18.35%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$37,042		$35,613		$59,614		$84,874		$323,386
Ratio of Expenses Before Expense Limitation	1.83%		1.72%		1.12%		1.20%		1.05%
Ratio of Expenses After Expense Limitation	0.90	%(4)(5)(6)	1.00	%(6)	0.94	%(6)	1.01	%(6)(7)	1.00	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.00	%(6)	0.93	%(6)	1.00	%(6)	1.00	%(6)
Ratio of Net Investment Income	4.50	%(5)(6)	2.52	%(6)	1.03	%(6)	1.86	%(6)	2.36	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)
Portfolio Turnover Rate	73%		87%		135%		51%		24%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class I shares.

(4)  Effective December 11, 2023, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.80% for Class I shares. Prior to December 11, 2023, the maximum ratio was 1.00% for Class I shares.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class I shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.99%	4.41%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Global Real Estate Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$4.09		$7.22		$8.25		$9.85		$9.17
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.18		0.13		0.05		0.13		0.21
Net Realized and Unrealized Gain (Loss)	0.32		(2.02)		1.79		(1.58)		1.41
Total from Investment Operations	0.50		(1.89)		1.84		(1.45)		1.62
Distributions from and/or in Excess of:
Net Investment Income	(0.18)		(0.07)		(1.54)		(0.07)		(0.49)
Net Realized Gain	(0.04)		(1.17)		(1.33)		(0.08)		(0.45)
Total Distributions	(0.22)		(1.24)		(2.87)		(0.15)		(0.94)
Net Asset Value, End of Period	$4.37		$4.09		$7.22		$8.25		$9.85
Total Return(2)	12.28	%(3)	(26.10)%		23.47%		(14.65)%		17.90%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,304		$1,698		$3,368		$4,316		$10,728
Ratio of Expenses Before Expense Limitation	2.34%		1.74%		2.05%		1.90%		1.37%
Ratio of Expenses After Expense Limitation	1.26	%(4)(5)(6)	1.16	%(6)	1.36	%(6)(7)	1.36	%(6)(7)	1.35	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.15	%(6)	1.35	%(6)	1.35	%(6)	1.35	%(6)
Ratio of Net Investment Income	4.14	%(5)(6)	2.17	%(6)	0.57	%(6)	1.63	%(6)	2.00	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)
Portfolio Turnover Rate	73%		87%		135%		51%		24%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class A shares.

(4)  Effective December 11, 2023, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.15% for Class A shares. Prior to December 11, 2023, the maximum ratio was 1.35% for Class A shares.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class A shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.33%	4.07%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Global Real Estate Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$4.03		$7.14		$8.18		$9.75		$9.09
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.15		0.10		0.01		0.08		0.16
Net Realized and Unrealized Gain (Loss)	0.33		(2.01)		1.77		(1.56)		1.40
Total from Investment Operations	0.48		(1.91)		1.78		(1.48)		1.56
Distributions from and/or in Excess of:
Net Investment Income	(0.12)		(0.03)		(1.49)		(0.01)		(0.45)
Net Realized Gain	(0.04)		(1.17)		(1.33)		(0.08)		(0.45)
Total Distributions	(0.16)		(1.20)		(2.82)		(0.09)		(0.90)
Net Asset Value, End of Period	$4.35		$4.03		$7.14		$8.18		$9.75
Total Return(2)	11.73	%(3)	(26.76)%		22.94%		(15.17)%		17.37%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$104		$352		$521		$522		$1,419
Ratio of Expenses Before Expense Limitation	3.31%		2.84%		2.30%		2.08%		1.91%
Ratio of Expenses After Expense Limitation	1.82	%(4)(5)(6)	1.85	%(6)	1.86	%(6)(7)	1.86	%(6)(7)	1.85	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.85	%(6)	1.85	%(6)	1.85	%(6)	1.85	%(6)
Ratio of Net Investment Income	3.58	%(5)(6)	1.71	%(6)	0.12	%(6)	1.07	%(6)	1.54	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)
Portfolio Turnover Rate	73%		87%		135%		51%		24%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class L shares.

(4)  Effective December 11, 2023, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class L shares. Prior to December 11, 2023, the maximum ratio was 1.85% for Class L shares.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class L shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.84%	3.56%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Global Real Estate Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$3.87		$6.90		$8.01		$9.56		$8.92
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	0.14		0.07		(0.00	)(2)	0.08		0.13
Net Realized and Unrealized Gain (Loss)	0.31		(1.93)		1.71		(1.54)		1.37
Total from Investment Operations	0.45		(1.86)		1.71		(1.46)		1.50
Distributions from and/or in Excess of:
Net Investment Income	(0.14)		—		(1.49)		(0.01)		(0.41)
Net Realized Gain	(0.04)		(1.17)		(1.33)		(0.08)		(0.45)
Total Distributions	(0.18)		(1.17)		(2.82)		(0.09)		(0.86)
Net Asset Value, End of Period	$4.14		$3.87		$6.90		$8.01		$9.56
Total Return(3)	11.57	%(4)	(26.97)%		22.54%		(15.26)%		16.98%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$71		$126		$569		$225		$397
Ratio of Expenses Before Expense Limitation	5.87%		3.49%		2.94%		2.96%		2.51%
Ratio of Expenses After Expense Limitation	2.02	%(5)(6)(7)	2.10	%(7)	2.11	%(7)(8)	2.11	%(7)(8)	2.10	%(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		2.10	%(7)	2.10	%(7)	2.10	%(7)	2.10	%(7)
Ratio of Net Investment Income (Loss)	3.40	%(6)(7)	1.11	%(7)	(0.03	)%(7)	1.00	%(7)	1.26	%(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(9)	0.00	%(9)	0.00	%(9)	0.00	%(9)	0.00	%(9)
Portfolio Turnover Rate	73%		87%		135%		51%		24%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class C shares.

(5)  Effective December 11, 2023, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.90% for Class C shares. Prior to December 11, 2023, the maximum ratio was 2.10% for Class C shares.

(6)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class C shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	2.08%	3.34%

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(9)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Global Real Estate Portfolio

	Class R6(1)
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$4.09		$7.23		$8.25		$9.87		$9.19
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.19		0.14		0.08		0.17		0.25
Net Realized and Unrealized Gain (Loss)	0.34		(2.02)		1.80		(1.59)		1.43
Total from Investment Operations	0.53		(1.88)		1.88		(1.42)		1.68
Distributions from and/or in Excess of:
Net Investment Income	(0.20)		(0.09)		(1.57)		(0.12)		(0.55)
Net Realized Gain	(0.04)		(1.17)		(1.33)		(0.08)		(0.45)
Total Distributions	(0.24)		(1.26)		(2.90)		(0.20)		(1.00)
Net Asset Value, End of Period	$4.38		$4.09		$7.23		$8.25		$9.87
Total Return(3)	13.02	%(4)	(26.05)%		24.02%		(14.36)%		18.43%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$720		$843		$22,479		$218,100		$350,363
Ratio of Expenses Before Expense Limitation	2.30%		1.59%		1.13%		1.01%		0.94%
Ratio of Expenses After Expense Limitation	0.85	%(5)(6)(7)	0.94	%(7)	0.95	%(7)(8)	0.95	%(7)(8)	0.94	%(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.94	%(7)	0.94	%(7)	0.94	%(7)	0.94	%(7)
Ratio of Net Investment Income	4.55	%(6)(7)	2.21	%(7)	0.93	%(7)	2.21	%(7)	2.41	%(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(9)	0.00	%(9)	0.00	%(9)	0.00	%(9)	0.00	%(9)
Portfolio Turnover Rate	73%		87%		135%		51%		24%

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class R6 shares.

(5)  Effective December 11, 2023, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.75% for Class R6 shares. Prior to December 11, 2023, the maximum ratio was 0.94% for Class R6 shares.

(6)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class R6 shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.93%	4.47%

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(9)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Global Real Estate Portfolio

	Class IR
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$4.09		$7.23		$8.25		$9.87		$9.19
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.19		0.15		0.04		0.18		0.25
Net Realized and Unrealized Gain (Loss)	0.33		(2.03)		1.84		(1.60)		1.43
Total from Investment Operations	0.52		(1.88)		1.88		(1.42)		1.68
Distributions from and/or in Excess of:
Net Investment Income	(0.20)		(0.09)		(1.57)		(0.12)		(0.55)
Net Realized Gain	(0.04)		(1.17)		(1.33)		(0.08)		(0.45)
Total Distributions	(0.24)		(1.26)		(2.90)		(0.20)		(1.00)
Net Asset Value, End of Period	$4.37		$4.09		$7.23		$8.25		$9.87
Total Return(2)	12.77	%(3)	(26.01)%		24.08%		(14.36)%		18.44%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$9		$8		$10		$8		$10
Ratio of Expenses Before Expense Limitation	27.75%		23.96%		23.02%		26.07%		21.38%
Ratio of Expenses After Expense Limitation	0.84	%(4)(5)(6)	0.94	%(6)	0.95	%(6)(7)	0.95	%(6)(7)	0.94	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.94	%(6)	0.94	%(6)	0.94	%(6)	0.94	%(6)
Ratio of Net Investment Income	4.54	%(5)(6)	2.52	%(6)	0.46	%(6)	2.37	%(6)	2.45	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)
Portfolio Turnover Rate	73%		87%		135%		51%		24%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class IR shares.

(4)  Effective December 11, 2023, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.75% for Class IR shares. Prior to December 11, 2023, the maximum ratio was 0.94% for Class IR shares.

(5)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class IR shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.93%	4.45%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(8)  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-three separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying financial statements relates to the Global Real Estate Portfolio. The Fund seeks to provide current income and capital appreciation.

The Fund has issued six classes of shares — Class I, Class A, Class L, Class C, Class R6 and Class IR. Class C shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors. Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser or the Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (5) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund invests a significant portion of its assets in securities of real estate investment trusts ("REITs"). The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Data Centers	$3,341	$—	$—	$3,341
Diversified	—	4,694	—	4,694
Health Care	2,929	334	—	3,263
Industrial	3,941	1,920	—	5,861
Industrial/Office Mixed	—	691	—	691
Lodging/Resorts	713	1,012	—	1,725
Office	1,249	861	—	2,110
Residential	4,967	1,588	—	6,555

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Retail	$4,678	$1,312	$—	$5,990
Self Storage	2,676	470	—	3,146
Specialty	1,120	—	—	1,120
Telecommunications REITs	382	—	—	382
Total Common Stocks	25,996	12,882	—	38,878
Short-Term Investment
Investment Company	417	—	—	417
Total Assets	$26,413	$12,882	$—	$39,295

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker/dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amount Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$562	(a)	$—	$(562	)(b)(c)	$0

(a) Represents market value of loaned securities at period end.

(b) The Fund received non-cash collateral of approximately $588,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency, co-transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $2 billion	Over $2 billion
0.80%	0.75%

Effective December 11, 2023, the Adviser provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $2 billion	Over $2 billion
0.65%	0.60%

For the year ended December 31, 2023, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares, 0.94% for Class R6 shares and 0.94% for Class IR shares. Effective December 11, 2023, the Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses will not exceed 0.80% for Class I shares, 1.15% for Class A shares, 1.65% for Class L shares 1.90% for Class C shares, 0.75% for Class R6 shares and 0.75% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2023, approximately $298,000 of advisory fees were waived and approximately $32,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into Sub-Advisory Agreements with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with advisory services subject to the overall supervision of the Adviser and the Company's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The Adviser agreed to reimburse the Fund for prior years overpayment of transfer agency and sub transfer agency fees. This was reflected as "Reimbursement of Transfer Agency and Sub Transfer Agency Fees" in the Statement of Operations.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A, Class L and Class C shares.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Statement of Operations, amounted to approximately $1,000.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $27,662,000 and $29,803,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2023.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Fund"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2023 is as follows:

Affiliated Investment Company	Value December 31, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$1,045	$6,768	$7,396	$10
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2023 (000)
Liquidity Fund	$—	$—	$417

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:		2022 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,710	$302	$6,952	$2,406

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2023.

At December 31, 2023, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$186	$—

At December 31, 2023, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $609,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2023, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 71.3%.

K. Market Risk: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments, which may in turn impact valuation, the Fund's ability to sell securities and/or its ability to meet redemptions.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders of Global Real Estate Portfolio
and the Board of Directors of
Morgan Stanley Institutional Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Real Estate Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 29, 2024

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2023.

The Fund designated and paid approximately $302,000 as a long-term capital gain distribution. The Fund designated approximately $518,000 of its distributions paid as qualified business income.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2023. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $232,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fun on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				87

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	88

Formerly, Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994 (Retired December 31, 2023)	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	88	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

39

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

40

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
1585 Broadway
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

41

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

© 2024 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGREANN
6337790 EXP 02.28.25

Morgan Stanley Institutional Fund, Inc.

Global Sustain Portfolio

Annual Report

December 31, 2023

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Table of Contents (unaudited)

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	25
Liquidity Risk Management Program	26
Federal Tax Notice	27
Important Notices	28
U.S. Customer Privacy Notice	29
Directors and Officers Information	32

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 869-6397. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this annual report, in which you will learn how your investment in Global Sustain Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2024

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Expense Example (unaudited)

Global Sustain Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Actual Ending Account Value 12/31/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Sustain Portfolio Class I	$1,000.00	$1,062.50	$1,020.97	$4.37	$4.28	0.84%
Global Sustain Portfolio Class A	1,000.00	1,060.00	1,019.16	6.23	6.11	1.20
Global Sustain Portfolio Class L	1,000.00	1,057.50	1,016.69	8.76	8.59	1.69
Global Sustain Portfolio Class C	1,000.00	1,056.10	1,015.48	10.00	9.80	1.93
Global Sustain Portfolio Class R6	1,000.00	1,062.90	1,021.22	4.11	4.02	0.79

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period.

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited)

Global Sustain Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 21.69%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI World Net Index (the "Index"), which returned 23.79%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  For the year, global equity markets (as measured by the Index) delivered an impressive +23.8%. Looking at sectors, information technology was the strongest performer in 2023, helped by its exposure to the artificial intelligence (AI) euphoria. The sector returned more than 50% in the year. Communication services and consumer discretionary were the other strong performers for the year (up +35% and +24%, respectively). The more cyclical sectors — notably real estate, industrials and financials — finished behind the Index for the year. The portfolio's key defensive sectors of health care and consumer staples lagged for much of 2023, finishing up only +4% and +2%, respectively, for the year, 20 percentage points behind the index. Energy finished up a modest +3% in 2023 after its spectacular 2022.

•  For the year, the U.S. (+26%) outperformed the Index by 3 percentage points. In euroland, Italy (+37%) and Spain (+32%) finished ahead of the index, while Germany (+23%) and France (+21%) were roughly in line. Switzerland (+16%) and the U.K. (+14%) were weaker. Japan (+20%) was stronger than its Asia counterparts, while Singapore (+5%) was weak and, amid a slowing Chinese economy, Hong Kong was the only country down double digits (–15% USD). (Country performance is shown in U.S. dollar terms, unless otherwise noted.)

•  For 2023 overall, the Fund's relative underperformance was due to stock selection, largely driven by information technology's very healthy 46% return which trailed the 58% offered by the Index, while financials also detracted. Sector allocation was positive for relative performance, mainly due to the overweight in information technology, while the avoidance of lower quality, more cyclical sectors, notably energy, also helped. This more than offset the negative relative performance from the overweight in health care, which ended the year 20% behind the Index. Another way of looking at allocation is that, of the "Magnificent Seven,"(i) the portfolio only owned Microsoft and Alphabet, leaving it with less than 10% combined versus the 17% weight the Seven had in the Index, and therefore detracting significantly from relative performance.

Management Strategies

•  As of the close of the period, the Index's current forward multiple did not look cheap, particularly as it is based on an arguably optimistic, double-digit earnings growth assumption for 2024 and 2025. This looks demanding given expected 2024 nominal gross domestic product growth in developed markets of 3%-4% and seems to imply that margins will have to rise further from already close to peak levels.(ii) The multiples on these potentially optimistic earnings also look high. The Index finished 2023 at 17.3x 12-month forward earnings, and the S&P 500 Index at virtually 20x.(iii) The overall setup strikes us as an unfavorable asymmetry, with upside limited due to the ambitious earnings estimates and high multiples, while there could be plenty of downside if there is a recession.

•  When it comes to the methodology behind the Fund's high quality portfolio, we are "double fussy" — concerned with the sustainability of both the earnings and the multiples. At period-end, our view was that the possibility of a downturn is not reflected in today's earnings expectations, nor in the current market multiple. Given the vulnerability of high earnings and high multiples in the event of an economic slowdown, we would argue that investing in a portfolio of high quality compounders makes sense.

(i)  The "Magnificent Seven" are Alphabet, Amazon, Apple, Meta, Microsoft, Nvidia and Tesla.

(ii)  Source: Bloomberg L.P.

(iii)  Source: FactSet. The S&P 500 Index measures the performance of the large-cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The S&P Index is one of the most widely used benchmarks of U.S. equity performance.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Global Sustain Portfolio

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and R6 shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI World Net Index(1), the Lipper Global Large-Cap Growth Funds Index(2) and the Lipper Global Large-Cap Core Funds Index(3)

	Period Ended December 31, 2023 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(5)	21.69%	11.54%	9.16%	10.12%
Fund — Class A Shares w/o sales charges(5)	21.19	11.14	8.78	9.75
Fund — Class A Shares with maximum 5.25% sales charges(5)	14.82	9.95	8.78	9.18
Fund — Class L Shares w/o sales charges(5)	20.64	10.57	8.23	9.19
Fund — Class C Shares w/o sales charges(7)	20.35	10.32	—	8.59
Fund — Class C Shares with maximum 1.00% deferred sales charges(7)	19.35	10.32	—	8.59
Fund — Class R6 Shares w/o sales charges(6)	21.75	11.59	9.21	9.91
MSCI World Net Index	23.79	12.80	8.60	9.64
Lipper Global Large-Cap Growth Funds Index	26.51	11.79	8.65	9.66
Lipper Global Large-Cap Core Funds Index	21.09	12.25	7.95	8.98

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The MSCI World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Global Sustain Portfolio

(2)  The Lipper Global Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Global Large-Cap Growth Funds classification.

(3)  The Lipper Global Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. The Fund's Lipper category changed from Global Large-Cap Core to Global Large-Cap Growth.

(4)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on August 30, 2013.

(6)  Commenced offering on September 13, 2013.

(7)  Commenced offering on April 30, 2015. Class C shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Portfolio of Investments

Global Sustain Portfolio

	Shares	Value (000)
Common Stocks (98.0%)
Canada (3.3%)
Constellation Software, Inc.	1,423	$3,528
France (1.5%)
L'Oreal SA	3,323	1,656
Germany (7.2%)
Deutsche Boerse AG	9,708	1,999
SAP SE	36,652	5,642
		7,641
Hong Kong (2.4%)
AIA Group Ltd.	295,400	2,571
Netherlands (0.9%)
Universal Music Group NV	32,074	916
Sweden (1.4%)
Atlas Copco AB, Class A	88,773	1,530
Taiwan (2.7%)
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	27,485	2,858
United Kingdom (7.4%)
Experian PLC	30,697	1,252
Reckitt Benckiser Group PLC	46,848	3,233
RELX PLC (LSE)	84,779	3,363
		7,848
United States (71.2%)
Abbott Laboratories	27,901	3,071
Accenture PLC, Class A	15,187	5,329
Alphabet, Inc., Class A (a)	23,067	3,222
Amphenol Corp., Class A	14,263	1,414
Aon PLC, Class A	8,656	2,519
Arthur J Gallagher & Co.	8,665	1,949
Automatic Data Processing, Inc.	9,134	2,128
Becton Dickinson & Co.	14,363	3,502
Broadridge Financial Solutions, Inc.	9,048	1,862
CDW Corp.	8,383	1,906
Coca-Cola Co.	36,886	2,174
Danaher Corp.	14,994	3,469
Equifax, Inc.	9,006	2,227
FactSet Research Systems, Inc.	1,466	699
Intercontinental Exchange, Inc.	30,495	3,916
IQVIA Holdings, Inc. (a)	15,201	3,517
Jack Henry & Associates, Inc.	3,549	580
Microsoft Corp.	17,836	6,707
Moody's Corp.	2,456	959
NIKE, Inc., Class B	4,805	522
Otis Worldwide Corp.	18,000	1,610
Procter & Gamble Co.	20,831	3,053
Revvity, Inc.	11,320	1,237
Roper Technologies, Inc.	4,380	2,388
Steris PLC	5,917	1,301
Texas Instruments, Inc.	16,157	2,754
Thermo Fisher Scientific, Inc.	9,493	5,039
Veralto Corp.	4,997	411
Visa, Inc., Class A	21,078	5,488
	Shares	Value (000)
Zoetis, Inc.	4,712	$930
		75,883
Total Common Stocks (Cost $80,961)		104,431
	No. of Warrants
Warrants (0.0%)‡
Canada (0.0%)‡
Constellation Software, Inc. expires 3/31/40 (a) (Cost $—)	1,639	9
	Shares
Short-Term Investment (1.6%)
Investment Company (1.6%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $1,680)	1,680,098	1,680
Total Investments (99.6%) (Cost $82,641) (b)(c)		106,120
Other Assets in Excess of Liabilities (0.4%)		387
Net Assets (100.0%)		$106,507

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

‡  Amount is less than 0.05%.

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $22,162,000 and 20.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Financial Statements.

(c)  At December 31, 2023, the aggregate cost for federal income tax purposes is approximately $84,365,000. The aggregate gross unrealized appreciation is approximately $24,097,000 and the aggregate gross unrealized depreciation is approximately $2,342,000, resulting in net unrealized appreciation of approximately $21,755,000.

ADR  American Depositary Receipt.

LSE  London Stock Exchange.

Portfolio Composition

Classification	Percentage of Total Investments
Software	17.2%
Other*	16.9
Life Sciences Tools & Services	12.5
Professional Services	10.3
Health Care Equipment & Supplies	7.4
Capital Markets	7.2
Insurance	6.6
Household Products	5.9
Financial Services	5.7
Semiconductors & Semiconductor Equipment	5.3
Information Technology Services	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Sustain Portfolio

Statement of Assets and Liabilities	December 31, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $80,961)	$104,440
Investment in Security of Affiliated Issuer, at Value (Cost $1,680)	1,680
Total Investments in Securities, at Value (Cost $82,641)	106,120
Foreign Currency, at Value (Cost $396)	400
Dividends Receivable	43
Tax Reclaim Receivable	36
Receivable from Affiliate	7
Receivable for Fund Shares Sold	4
Other Assets	41
Total Assets	106,651
Liabilities:
Payable for Advisory Fees	75
Payable for Professional Fees	26
Payable for Sub Transfer Agency Fees — Class I	12
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	1
Payable for Administration Fees	7
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Distribution and Shareholder Services Fees — Class C	3
Payable for Custodian Fees	4
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class R6	—	@
Other Liabilities	12
Total Liabilities	144
Net Assets	$106,507
Net Assets Consist of:
Paid-in-Capital	$88,973
Total Distributable Earnings	17,534
Net Assets	$106,507

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Sustain Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2023 (000)
CLASS I:
Net Assets	$81,322
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	4,417,325
Net Asset Value, Offering and Redemption Price Per Share	$18.41
CLASS A:
Net Assets	$5,775
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	315,004
Net Asset Value, Redemption Price Per Share	$18.33
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.02
Maximum Offering Price Per Share	$19.35
CLASS L:
Net Assets	$1,421
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	79,694
Net Asset Value, Offering and Redemption Price Per Share	$17.83
CLASS C:
Net Assets	$3,890
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	224,380
Net Asset Value, Offering and Redemption Price Per Share	$17.33
CLASS R6:
Net Assets	$14,099
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	766,003
Net Asset Value, Offering and Redemption Price Per Share	$18.41

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Sustain Portfolio

Statement of Operations	Year Ended December 31, 2023 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $48 of Foreign Taxes Withheld)	$1,222
Dividends from Security of Affiliated Issuer (Note G)	79
Total Investment Income	1,301
Expenses:
Advisory Fees (Note B)	668
Professional Fees	173
Sub Transfer Agency Fees — Class I	69
Sub Transfer Agency Fees — Class A	5
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	3
Administration Fees (Note C)	76
Registration Fees	71
Shareholder Services Fees — Class A (Note D)	14
Distribution and Shareholder Services Fees — Class L (Note D)	10
Distribution and Shareholder Services Fees — Class C (Note D)	42
Custodian Fees (Note F)	18
Transfer Agency Fees — Class I (Note E)	6
Transfer Agency Fees — Class A (Note E)	4
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class R6 (Note E)	3
Shareholder Reporting Fees	17
Directors' Fees and Expenses	7
Pricing Fees	3
Other Expenses	15
Total Expenses	1,209
Waiver of Advisory Fees (Note B)	(237)
Reimbursement of Class Specific Expenses — Class I (Note B)	(40)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class R6 (Note B)	(3)
Reimbursement of Transfer Agency and Sub Transfer Agency Fees (Note B)	(27)
Rebate from Morgan Stanley Affiliate (Note G)	(3)
Net Expenses	897
Net Investment Income	404
Realized Gain (Loss):
Investments Sold	(2,168)
Foreign Currency Translation	2
Net Realized Loss	(2,166)
Change in Unrealized Appreciation (Depreciation):
Investments	19,966
Foreign Currency Translation	5
Net Change in Unrealized Appreciation (Depreciation)	19,971
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	17,805
Net Increase in Net Assets Resulting from Operations	$18,209

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Sustain Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$404	$351
Net Realized Loss	(2,166)	(3,537)
Net Change in Unrealized Appreciation (Depreciation)	19,971	(19,757)
Net Increase (Decrease) in Net Assets Resulting from Operations	18,209	(22,943)
Dividends and Distributions to Shareholders:
Class I	(379)	(397)
Class A	(6)	(21)
Class L	—	(4)
Class C	—	(16)
Class R6*	(72)	(88)
Total Dividends and Distributions to Shareholders	(457)	(526)
Capital Share Transactions, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:(1)
Class I:
Subscribed	24,977	23,385
Distributions Reinvested	372	389
Redeemed	(13,229)	(31,187)
Class A:
Subscribed	721	1,281
Distributions Reinvested	6	21
Redeemed	(1,833)	(4,153)
Class L:
Distributions Reinvested	—	4
Redeemed	(81)	(75)
Class C:
Subscribed	171	893
Distributions Reinvested	—	16
Redeemed	(1,350)	(992)
Class R6:*
Subscribed	23	4
Distributions Reinvested	72	88
Redeemed	(1)	(5)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	9,848	(10,331)
Total Increase (Decrease) in Net Assets	27,600	(33,800)
Net Assets:
Beginning of Period	78,907	112,707
End of Period	$106,507	$78,907

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Global Sustain Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,511	1,420
Shares Issued on Distributions Reinvested	21	26
Shares Redeemed	(798)	(1,914)
Net Increase (Decrease) in Class I Shares Outstanding	734	(468)
Class A:
Shares Subscribed	43	77
Shares Issued on Distributions Reinvested	— @	1
Shares Redeemed	(112)	(257)
Net Decrease in Class A Shares Outstanding	(69)	(179)
Class L:
Shares Issued on Distributions Reinvested	—	— @
Shares Redeemed	(5)	(5)
Net Decrease in Class L Shares Outstanding	(5)	(5)
Class C:
Shares Subscribed	11	60
Shares Issued on Distributions Reinvested	—	1
Shares Redeemed	(84)	(65)
Net Decrease in Class C Shares Outstanding	(73)	(4)
Class R6:*
Shares Subscribed	1	— @
Shares Issued on Distributions Reinvested	4	6
Shares Redeemed	(— @)	(— @)
Net Increase in Class R6 Shares Outstanding	5	6

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Global Sustain Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$15.20		$19.30		$16.57		$14.66		$11.58
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.08		0.08		0.09		0.08		0.09
Net Realized and Unrealized Gain (Loss)	3.22		(4.08)		2.98		2.25		3.38
Total from Investment Operations	3.30		(4.00)		3.07		2.33		3.47
Distributions from and/or in Excess of:
Net Investment Income	(0.09)		(0.05)		(0.07)		(0.06)		(0.08)
Net Realized Gain	—		(0.05)		(0.27)		(0.36)		(0.31)
Total Distributions	(0.09)		(0.10)		(0.34)		(0.42)		(0.39)
Net Asset Value, End of Period	$18.41		$15.20		$19.30		$16.57		$14.66
Total Return(2)	21.69	%(3)	(20.69)%		18.62%		15.96%		30.03%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$81,322		$55,997		$80,097		$34,042		$14,756
Ratio of Expenses Before Expense Limitation	1.20%		1.24%		1.17%		1.45%		1.92%
Ratio of Expenses After Expense Limitation	0.87	%(4)(5)	0.90	%(5)	0.90	%(5)	0.90	%(5)	0.90	%(5)
Ratio of Net Investment Income	0.50	%(4)(5)	0.47	%(5)	0.51	%(5)	0.52	%(5)	0.68	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	34%		26%		11%		20%		14%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class I shares.

(4)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class I shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.90%	0.47%

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Global Sustain Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$15.14		$19.21		$16.51		$14.62		$11.56
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.02		0.02		0.03		0.03		0.05
Net Realized and Unrealized Gain (Loss)	3.19		(4.04)		2.96		2.23		3.36
Total from Investment Operations	3.21		(4.02)		2.99		2.26		3.41
Distributions from and/or in Excess of:
Net Investment Income	(0.02)		—		(0.02)		(0.01)		(0.04)
Net Realized Gain	—		(0.05)		(0.27)		(0.36)		(0.31)
Total Distributions	(0.02)		(0.05)		(0.29)		(0.37)		(0.35)
Net Asset Value, End of Period	$18.33		$15.14		$19.21		$16.51		$14.62
Total Return(2)	21.19	%(3)	(20.91)%		18.20%		15.53%		29.53%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,775		$5,816		$10,812		$4,839		$2,949
Ratio of Expenses Before Expense Limitation	1.51%		1.51%		1.46%		1.76%		2.25%
Ratio of Expenses After Expense Limitation	1.22	%(4)(5)	1.25	%(5)	1.22	%(5)	1.24	%(5)	1.25	%(5)
Ratio of Net Investment Income	0.16	%(4)(5)	0.13	%(5)	0.18	%(5)	0.17	%(5)	0.35	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	34%		26%		11%		20%		14%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class A shares.

(4)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class A shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.25%	0.13%

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Global Sustain Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$14.78		$18.86		$16.28		$14.48		$11.47
Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.06)		(0.06)		(0.05)		(0.05)		(0.01)
Net Realized and Unrealized Gain (Loss)	3.11		(3.97)		2.90		2.21		3.33
Total from Investment Operations	3.05		(4.03)		2.85		2.16		3.32
Distributions from and/or in Excess of:
Net Realized Gain	—		(0.05)		(0.27)		(0.36)		(0.31)
Net Asset Value, End of Period	$17.83		$14.78		$18.86		$16.28		$14.48
Total Return(2)	20.64	%(3)	(21.35)%		17.58%		14.97%		28.87%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,421		$1,253		$1,684		$1,441		$1,437
Ratio of Expenses Before Expense Limitation	2.07%		2.05%		2.08%		2.32%		2.77%
Ratio of Expenses After Expense Limitation	1.72	%(4)(5)	1.75	%(5)	1.75	%(5)	1.75	%(5)	1.75	%(5)
Ratio of Net Investment Loss	(0.34	)%(4)(5)	(0.37	)%(5)	(0.27	)%(5)	(0.33	)%(5)	(0.09	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	34%		26%		11%		20%		14%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class L shares.

(4)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class L shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.75%	(0.37)%

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Global Sustain Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$14.40		$18.41		$15.94		$14.22		$11.30
Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.09)		(0.09)		(0.09)		(0.08)		(0.05)
Net Realized and Unrealized Gain (Loss)	3.02		(3.87)		2.83		2.16		3.28
Total from Investment Operations	2.93		(3.96)		2.74		2.08		3.23
Distributions from and/or in Excess of:
Net Realized Gain	—		(0.05)		(0.27)		(0.36)		(0.31)
Net Asset Value, End of Period	$17.33		$14.40		$18.41		$15.94		$14.22
Total Return(2)	20.35	%(3)	(21.54)%		17.33%		14.68%		28.63%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,890		$4,279		$5,551		$3,594		$2,872
Ratio of Expenses Before Expense Limitation	2.23%		2.25%		2.22%		2.51%		2.97%
Ratio of Expenses After Expense Limitation	1.96	%(4)(5)	1.98	%(5)	1.97	%(5)	1.99	%(5)	1.98	%(5)
Ratio of Net Investment Loss	(0.60	)%(4)(5)	(0.61	)%(5)	(0.52	)%(5)	(0.56	)%(5)	(0.38	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	34%		26%		11%		20%		14%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class C shares.

(4)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class C shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.99%	(0.63)%

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Global Sustain Portfolio

	Class R6(1)
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$15.20		$19.29		$16.57		$14.66		$11.58
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.09		0.09		0.11		0.09		0.11
Net Realized and Unrealized Gain (Loss)	3.21		(4.07)		2.96		2.25		3.37
Total from Investment Operations	3.30		(3.98)		3.07		2.34		3.48
Distributions from and/or in Excess of:
Net Investment Income	(0.09)		(0.06)		(0.08)		(0.07)		(0.09)
Net Realized Gain	—		(0.05)		(0.27)		(0.36)		(0.31)
Total Distributions	(0.09)		(0.11)		(0.35)		(0.43)		(0.40)
Net Asset Value, End of Period	$18.41		$15.20		$19.29		$16.57		$14.66
Total Return(3)	21.75	%(4)	(20.60)%		18.60%		16.00%		30.08%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$14,099		$11,562		$14,563		$9,317		$7,450
Ratio of Expenses Before Expense Limitation	1.12%		1.14%		1.12%		1.41%		1.88%
Ratio of Expenses After Expense Limitation	0.82	%(5)(6)	0.85	%(6)	0.85	%(6)	0.85	%(6)	0.85	%(6)
Ratio of Net Investment Income	0.55	%(5)(6)	0.53	%(6)	0.60	%(6)	0.58	%(6)	0.79	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	34%		26%		11%		20%		14%

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class R6 shares.

(5)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class R6 shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.85%	0.52%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-three separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying financial statements relates to the Global Sustain Portfolio. The Fund seeks long-term capital appreciation.

The Fund has issued five classes of shares — Class I, Class A, Class L, Class C and Class R6. Class C shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors. Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), each a whollyowned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (5) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$2,174	$—	$—	$2,174
Capital Markets	5,574	1,999	—	7,573
Commercial Services & Supplies	411	—	—	411
Electronic Equipment, Instruments & Components	3,320	—	—	3,320
Entertainment	—	916	—	916
Financial Services	6,068	—	—	6,068
Health Care Equipment & Supplies	7,874	—	—	7,874
Household Products	3,053	3,233	—	6,286
Information Technology Services	5,329	—	—	5,329
Insurance	4,468	2,571	—	7,039

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Interactive Media & Services	$3,222	$—	$—	$3,222
Life Sciences Tools & Services	13,262	—	—	13,262
Machinery	1,610	1,530	—	3,140
Personal Care Products	—	1,656	—	1,656
Pharmaceuticals	930	—	—	930
Professional Services	6,217	4,615	—	10,832
Semiconductors & Semiconductor Equipment	5,612	—	—	5,612
Software	12,623	5,642	—	18,265
Textiles, Apparel & Luxury Goods	522	—	—	522
Total Common Stocks	82,269	22,162	—	104,431
Warrants	—	9	—	9
Short-Term Investment
Investment Company	1,680	—	—	1,680
Total Assets	$83,949	$22,171	$—	$106,120

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S.

federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

5.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency, co-transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Over $500 million
0.70%	0.65%

For the year ended December 31, 2023, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.45% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.90% for Class I shares, 1.25% for Class A shares,

1.75% for Class L shares, 2.00% for Class C shares and 0.85% for Class R6 shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2023, approximately $237,000 of advisory fees were waived and approximately $45,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The Adviser agreed to reimburse the Fund for prior years overpayment of transfer agency and sub transfer agency fees. This was reflected as "Reimbursement of Transfer Agency and Sub Transfer Agency Fees" in the Statement of Operations.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Statement of Operations, amounted to approximately $1,000.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $41,109,000 and $32,134,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2023.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, advisory fees paid were reduced by approximately $3,000 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2023 is as follows:

Affiliated Investment Company	Value December 31, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$1,203	$33,116	$32,639	$79
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2023 (000)
Liquidity Fund	$—	$—	$1,680

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:		2022 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$457	$—	$250	$276

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2023.

At December 31, 2023, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$41	$—

At December 31, 2023, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $9,000 and $4,251,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2023, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 70.3%.

K. Market Risk: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments, which may in turn impact valuation, the Fund's ability to sell securities and/or its ability to meet redemptions.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders of Global Sustain Portfolio and the Board of Directors of
Morgan Stanley Institutional Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Sustain Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 29, 2024

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2023. For corporate shareholders 79.67% of the dividends qualified for the dividends received deduction.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2023. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $364,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fun on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited)   April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				87

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	88

Formerly, Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994 (Retired December 31, 2023)	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	88	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
1585 Broadway
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

37

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

© 2024 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGQANN
6337880 EXP 02.28.25

Morgan Stanley Institutional Fund, Inc.

Growth Portfolio

Annual Report

December 31, 2023

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Table of Contents (unaudited)

Shareholders' Letter	2
Consolidated Expense Example	3
Investment Overview	4
Consolidated Portfolio of Investments	7
Consolidated Statement of Assets and Liabilities	10
Consolidated Statement of Operations	12
Consolidated Statements of Changes in Net Assets	13
Consolidated Financial Highlights	15
Notes to Consolidated Financial Statements	21
Report of Independent Registered Public Accounting Firm	33
Liquidity Risk Management Program	34
Important Notices	35
U.S. Customer Privacy Notice	36
Directors and Officers Information	39

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 869-6397. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this annual report, in which you will learn how your investment in Growth Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2024

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Expense Example (Unaudited)

Growth Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Actual Ending Account Value 12/31/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Growth Portfolio Class I	$1,000.00	$1,135.30	$1,022.89	$2.48	$2.35	0.46%
Growth Portfolio Class A	1,000.00	1,133.80	1,021.53	3.93	3.72	0.73
Growth Portfolio Class L	1,000.00	1,131.10	1,019.00	6.61	6.26	1.23
Growth Portfolio Class C	1,000.00	1,129.50	1,017.69	8.00	7.58	1.49
Growth Portfolio Class R6	1,000.00	1,135.30	1,022.89	2.48	2.35	0.46
Growth Portfolio Class IR	1,000.00	1,135.10	1,022.94	2.42	2.29	0.45

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period.

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited)

Growth Portfolio

The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Performance

For the fiscal year ended December 31, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 50.25%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the Russell 1000® Growth Index (the "Index"), which returned 42.68%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Surprised by the economy's resilience amid rising interest rates and persistently high (but falling) inflation, U.S. stocks performed well in 2023. The year saw its share of uncertainty, with recession fears dominating the start of the year, a regional banking crisis triggered by high interest rates, concerns about the U.S. government's debt levels and budget, and multiple geopolitical flashpoints. However, by year-end, the U.S. Federal Reserve signaled it was likely finished lifting interest rates after pausing the hiking cycle halfway through the year. This triggered a stock market rally and retreat in long-term bond yields in the final two months of 2023. Additionally, excitement about artificial intelligence drove a narrow group of mega-cap technology stocks to significantly outperform, adding meaningfully to the broader market's gain in the year.

•  Large-cap growth equities, as measured by the Index, advanced over the year. All sectors in the Index were positive, led by information technology, communication services and consumer discretionary. Energy, utilities and consumer staples posted the smallest gains in the Index.

•  Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage focused portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund outperformed the Index in this reporting period due to favorable stock selection and sector allocations.

•  Stock selection in industrials was the greatest contributor to relative performance. A leading global ridesharing services platform that has leveraged its network, on-demand workforce and technology to establish additional marketplace solutions addressing product delivery was the leading contributor in the sector and across the portfolio. The company reported strong fundamental results characterized by continued healthy revenue growth, profit margin expansion and greater traction with new product offerings.

•  Stock selection in financials was another main contributor to relative performance. A technology platform specializing in consumer buy-now-pay-later point of sale financing and payment processing was the largest contributor in the sector and fifth largest in the portfolio. The company reported results that came in ahead of expectations, driven primarily by strong credit execution, including better-than-expected provisioning, as the company continues to proactively manage loan performance in an uncertain and volatile macroeconomic environment.

•  Stock selection in consumer discretionary was advantageous to relative performance. A leading food delivery company in the United States was the greatest contributor in the sector and third greatest in the portfolio. The company reported better-than-expected results driven by accelerating sales growth, operational efficiencies and disciplined expense management.

•  Conversely, stock selection in health care was the greatest detractor from relative performance, with an average overweight also weighing on performance. One of the largest buyers of biopharmaceutical royalties and a leading funder of

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Growth Portfolio

innovation across academic institutions, non-profits, biotechnology and pharmaceutical companies was the greatest detractor in the sector and second greatest across the portfolio. The company reported solid results, but its shares remained pressured due to investors' ongoing concerns around clinical trial results for a few of its partners' new therapies and the impact to potential related royalties.

•  The information technology sector was another detractor from relative performance due to both stock selection and an average underweight in the sector. A leading provider of cloud-based software that helps small and medium-sized businesses with payments and financial-related operations was the top detractor in the sector and third greatest across the portfolio. Its shares languished due to investor concerns around weaker customer spend and the prospect of intensifying competition.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C, R6 and IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Growth Portfolio

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2023 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)
Fund — Class I Shares w/o sales charges(4)	50.25%	9.70%	11.14%	10.72%
Fund — Class A Shares w/o sales charges(5)	49.87	9.42	10.85	9.82
Fund — Class A Shares with maximum 5.25% sales charges(5)	42.01	8.25	10.25	9.61
Fund — Class L Shares w/o sales charges(6)	49.11	8.89	10.29	12.02
Fund — Class C Shares w/o sales charges(8)	48.74	8.62	—	10.08
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	47.74	8.62	—	10.08
Fund — Class R6 Shares w/o sales charges(7)	50.31	9.80	11.24	12.52
Fund — Class IR Shares w/o sales charges(9)	50.33	9.73	—	5.93
Russell 1000® Growth Index	42.68	19.50	14.86	10.47
Lipper Multi-Cap Growth Funds Index	35.17	14.56	11.24	—

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Multi-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on April 2, 1991.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on April 27, 2012.

(7)  Commenced offering on September 13, 2013.

(8)  Commenced offering on April 30, 2015. Class C shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion.

(9)  Commenced offering on June 15, 2018.

(10)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Portfolio of Investments

Growth Portfolio

	Shares	Value (000)
Common Stocks (93.7%)
Automobiles (5.0%)
Rivian Automotive, Inc., Class A (a)	579,734	$13,601
Tesla, Inc. (a)	1,067,893	265,350
		278,951
Biotechnology (1.1%)
Intellia Therapeutics, Inc. (a)	176,141	5,370
Moderna, Inc. (a)	45,229	4,498
ProKidney Corp. (a)(b)	2,896,576	5,156
Roivant Sciences Ltd. (a)	4,130,061	46,381
		61,405
Broadline Retail (4.4%)
Global-e Online Ltd. (Israel) (a)	2,439,750	96,687
MercadoLibre, Inc. (a)	92,492	145,355
		242,042
Capital Markets (1.0%)
Coinbase Global, Inc., Class A (a)	309,853	53,890
Chemicals (0.4%)
Ginkgo Bioworks Holdings, Inc. (a)(b)	11,540,010	19,503
Electronic Equipment, Instruments & Components (0.0%)
Magic Leap, Inc., Class A (a)(c)(d) (acquisition cost — $18,812; acquired 12/22/15)	38,705	—
Entertainment (6.2%)
ROBLOX Corp., Class A (a)	7,540,488	344,751
Financial Services (8.7%)
Adyen NV (Netherlands) (a)	165,079	213,107
Affirm Holdings, Inc. (a)	5,453,599	267,990
		481,097
Ground Transportation (7.5%)
Grab Holdings Ltd., Class A (Singapore) (a)	8,096,483	27,285
Uber Technologies, Inc. (a)	6,343,409	390,564
		417,849
Health Care Providers & Services (2.3%)
Agilon Health, Inc. (a)	10,233,982	128,436
Health Care Technology (0.6%)
Doximity, Inc., Class A (a)	1,171,770	32,856
Hotels, Restaurants & Leisure (11.1%)
Airbnb, Inc., Class A (a)	1,829,305	249,042
DoorDash, Inc., Class A (a)	3,706,801	366,565
		615,607
Information Technology Services (22.7%)
Cloudflare, Inc., Class A (a)	5,732,663	477,302
Shopify, Inc., Class A (Canada) (a)	4,974,947	387,548
Snowflake, Inc., Class A (a)	1,966,001	391,234
		1,256,084
Leisure Products (0.6%)
Peloton Interactive, Inc., Class A (a)	5,011,953	30,523
Life Sciences Tools & Services (0.5%)
10X Genomics, Inc., Class A (a)	516,542	28,906
	Shares	Value (000)
Media (5.5%)
Trade Desk, Inc., Class A (a)	4,240,339	$305,135
Pharmaceuticals (4.2%)
Royalty Pharma PLC, Class A	8,224,744	231,033
Software (8.4%)
Aurora Innovation, Inc. (a)	18,720,874	81,810
Bill Holdings, Inc. (a)	2,407,269	196,409
Gitlab, Inc., Class A (a)	1,024,812	64,522
MicroStrategy, Inc., Class A (a)	47,478	29,988
Samsara, Inc., Class A (a)	2,796,118	93,335
		466,064
Specialty Retail (3.5%)
Carvana Co. (a)	3,707,309	196,265
Total Common Stocks (Cost $4,657,769)		5,190,397
Preferred Stocks (2.6%)
Financial Services (0.2%)
Stripe, Inc., Series I (a)(c)(d) (acquisition cost — $12,876; acquired 3/17/23)	639,525	13,059
Software (2.4%)
Databricks, Inc., Series H (a)(c)(d) (acquisition cost — $136,746; acquired 8/31/21)	1,860,888	132,830
Total Preferred Stocks (Cost $149,622)		145,889
Investment Company (2.5%)
Grayscale Bitcoin Trust (a) (Cost $155,253)	4,079,769	141,242
Short-Term Investments (1.7%)
Investment Company (1.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $76,935)	76,935,270	76,935
Securities held as Collateral on Loaned Securities (0.3%)
Investment Company (0.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	13,756,787	13,757
	Face Amount (000)
Repurchase Agreements (0.1%)
Citigroup, Inc., (5.33%, dated 12/29/23, due 1/2/24; proceeds $1,012; fully collateralized by U.S. Government obligations; 0.25% - 3.00% due 5/15/24 - 11/15/49; valued at $1,032)	$1,011	1,011
HSBC Securities USA, Inc., (5.33%, dated 12/29/23, due 1/2/24; proceeds $1,012; fully collateralized by a U.S. Government obligation; 0.00% due 8/15/27; valued at $1,032)	1,012	1,012

The accompanying notes are an integral part of the consolidated financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Growth Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Merrill Lynch & Co., Inc., (5.31%, dated 12/29/23, due 1/2/24; proceeds $1,012; fully collateralized by a U.S. Government obligation; 4.75% due 11/15/53; valued at $1,032)	$1,011	$1,011
		3,034
Total Securities held as Collateral on Loaned Securities (Cost $16,791)		16,791
Total Short-Term Investments (Cost $93,726)		93,726
Total Investments Excluding Purchased Options (100.5%) (Cost $5,056,370)		5,571,254
Total Purchased Options Outstanding (0.1%) (Cost $15,448)		2,710
Total Investments (100.6%) (Cost $5,071,818) Including $14,405 of Securities Loaned (e)(f)(g)		5,573,964
Liabilities in Excess of Other Assets (–0.6%)		(32,272)
Net Assets (100.0%)		$5,541,692

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2023.

(c)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2023 amounts to approximately $145,889,000 and represents 2.6% of net assets.

(d)  At December 31, 2023, the Fund held fair valued securities at approximately $145,889,000, representing 2.6% of net assets. These securities have been fair valued using significant unobservable inputs as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(e)  The approximate fair value and percentage of net assets, $213,107,000 and 3.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Consolidated Financial Statements.

(f)  Securities are available for collateral in connection with purchased options.

(g)  At December 31, 2023, the aggregate cost for federal income tax purposes is approximately $5,358,396,000. The aggregate gross unrealized appreciation is approximately $1,431,122,000 and the aggregate gross unrealized depreciation is approximately $1,215,067,000, resulting in net unrealized appreciation of approximately $216,055,000.

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2023:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
JPMorgan Chase Bank NA	USD/CNH	CNH	7.43	Jan-24	1,032,347,082	$1,032,347	$93	$4,859	$(4,766)
Standard Chartered Bank	USD/CNH	CNH	7.57	May-24	1,232,952,555	1,232,953	1,292	5,216	(3,924)
JPMorgan Chase Bank NA	USD/CNH	CNH	7.79	Aug-24	1,297,584,118	1,297,584	1,325	5,373	(4,048)
							$2,710	$15,448	$(12,738)

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

The accompanying notes are an integral part of the consolidated financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Growth Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Information Technology Services	22.6%
Other**	22.4
Hotels, Restaurants & Leisure	11.1
Software	10.8
Financial Services	8.9
Ground Transportation	7.5
Entertainment	6.2
Media	5.5
Automobiles	5.0
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2023.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the consolidated financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Growth Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $4,981,126)	$5,483,272
Investment in Security of Affiliated Issuer, at Value (Cost $90,692)	90,692
Total Investments in Securities, at Value (Cost $5,071,818)	5,573,964
Foreign Currency, at Value (Cost $2)	2
Receivable for Fund Shares Sold	2,258
Receivable for Investments Sold	1,966
Receivable from Affiliate	271
Dividends Receivable	85
Receivable from Securities Lending Income	19
Other Assets	478
Total Assets	5,579,043
Liabilities:
Collateral on Securities Loaned, at Value	16,791
Payable for Fund Shares Redeemed	10,567
Payable for Advisory Fees	5,137
Due to Broker	2,630
Payable for Sub Transfer Agency Fees — Class I	305
Payable for Sub Transfer Agency Fees — Class A	303
Payable for Sub Transfer Agency Fees — Class L	7
Payable for Sub Transfer Agency Fees — Class C	26
Payable for Shareholder Services Fees — Class A	396
Payable for Distribution and Shareholder Services Fees — Class L	38
Payable for Distribution and Shareholder Services Fees — Class C	147
Payable for Administration Fees	373
Payable for Custodian Fees	45
Payable for Directors' Fees and Expenses	37
Payable for Transfer Agency Fees — Class I	9
Payable for Transfer Agency Fees — Class A	19
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class R6	1
Payable for Transfer Agency Fees — Class IR	—	@
Payable for Professional Fees	11
Other Liabilities	508
Total Liabilities	37,351
Net Assets	$5,541,692
Net Assets Consist of:
Paid-in-Capital	$7,888,932
Total Accumulated Loss	(2,347,240)
Net Assets	$5,541,692

The accompanying notes are an integral part of the consolidated financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Growth Portfolio

Consolidated Statement of Assets and Liabilities (cont'd)	December 31, 2023 (000)
CLASS I:
Net Assets	$1,587,293
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	41,317,317
Net Asset Value, Offering and Redemption Price Per Share	$38.42
CLASS A:
Net Assets	$1,896,005
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	55,104,037
Net Asset Value, Redemption Price Per Share	$34.41
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.91
Maximum Offering Price Per Share	$36.32
CLASS L:
Net Assets	$60,812
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,025,364
Net Asset Value, Offering and Redemption Price Per Share	$30.03
CLASS C:
Net Assets	$174,107
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	6,012,214
Net Asset Value, Offering and Redemption Price Per Share	$28.96
CLASS R6:
Net Assets	$1,823,436
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	46,622,865
Net Asset Value, Offering and Redemption Price Per Share	$39.11
CLASS IR:
Net Assets	$39
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	995
Net Asset Value, Offering and Redemption Price Per Share	$38.98
(1) Including: Securities on Loan, at Value:	$14,405

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Growth Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2023 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $37 of Foreign Taxes Withheld)	$6,560
Dividends from Security of Affiliated Issuer (Note G)	3,351
Income from Securities Loaned — Net	2,589
Total Investment Income	12,500
Expenses:
Advisory Fees (Note B)	21,108
Shareholder Services Fees — Class A (Note D)	4,314
Distribution and Shareholder Services Fees — Class L (Note D)	402
Distribution and Shareholder Services Fees — Class C (Note D)	1,632
Administration Fees (Note C)	4,139
Sub Transfer Agency Fees — Class I	614
Sub Transfer Agency Fees — Class A	733
Sub Transfer Agency Fees — Class L	12
Sub Transfer Agency Fees — Class C	84
Transfer Agency Fees — Class I (Note E)	111
Transfer Agency Fees — Class A (Note E)	236
Transfer Agency Fees — Class L (Note E)	14
Transfer Agency Fees — Class C (Note E)	11
Transfer Agency Fees — Class R6 (Note E)	15
Transfer Agency Fees — Class IR (Note E)	3
Professional Fees	287
Registration Fees	260
Shareholder Reporting Fees	189
Custodian Fees (Note F)	158
Directors' Fees and Expenses	90
Pricing Fees	4
Other Expenses	229
Total Expenses	34,645
Reimbursement of Transfer Agency and Sub Transfer Agency Fees (Note B)	(1,287)
Rebate from Morgan Stanley Affiliate (Note G)	(131)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(3)
Net Expenses	33,224
Net Investment Loss	(20,724)
Realized Gain (Loss):
Investments Sold	(1,010,470)
Foreign Currency Translation	23
Net Realized Loss	(1,010,447)
Change in Unrealized Appreciation (Depreciation):
Investments	3,120,485
Foreign Currency Translation	— @
Net Change in Unrealized Appreciation (Depreciation)	3,120,485
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	2,110,038
Net Increase in Net Assets Resulting from Operations	$2,089,314

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Growth Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(20,724)	$(43,384)
Net Realized Loss	(1,010,447)	(1,887,858)
Net Change in Unrealized Appreciation (Depreciation)	3,120,485	(7,187,849)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,089,314	(9,119,091)
Dividends and Distributions to Shareholders:
Class I	—	(221,010)
Class A	—	(263,315)
Class L	—	(8,671)
Class C	—	(28,203)
Class R6*	—	(203,477)
Class IR	—	(76)
Total Dividends and Distributions to Shareholders	—	(724,752)
Capital Share Transactions, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:(1)
Class I:
Subscribed	366,119	1,568,268
Distributions Reinvested	—	193,193
Redeemed	(881,458)	(2,942,854)
Class A:
Subscribed	79,489	324,563
Distributions Reinvested	—	255,925
Redeemed	(462,613)	(1,054,118)
Class L:
Exchanged	— @	135
Distributions Reinvested	—	8,534
Redeemed	(6,786)	(17,453)
Class C:
Subscribed	10,399	41,416
Distributions Reinvested	—	25,964
Redeemed	(47,772)	(120,670)
Class R6:*
Subscribed	160,912	579,926
Distributions Reinvested	—	195,249
Redeemed	(420,262)	(521,267)
Class IR:
Subscribed	—	43,688
Distributions Reinvested	—	76
Redeemed	(8)	(206,937)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(1,201,980)	(1,626,362)
Total Increase (Decrease) in Net Assets	887,334	(11,470,205)
Net Assets:
Beginning of Period	4,654,358	16,124,563
End of Period	$5,541,692	$4,654,358

The accompanying notes are an integral part of the consolidated financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Growth Portfolio

Consolidated Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	11,924	38,417
Shares Issued on Distributions Reinvested	—	6,856
Shares Redeemed	(28,077)	(71,730)
Net Decrease in Class I Shares Outstanding	(16,153)	(26,457)
Class A:
Shares Subscribed	2,828	8,761
Shares Issued on Distributions Reinvested	—	10,112
Shares Redeemed	(16,397)	(28,399)
Net Decrease in Class A Shares Outstanding	(13,569)	(9,526)
Class L:
Shares Exchanged	— @@	6
Shares Issued on Distributions Reinvested	—	384
Shares Redeemed	(274)	(575)
Net Decrease in Class L Shares Outstanding	(274)	(185)
Class C:
Shares Subscribed	428	1,224
Shares Issued on Distributions Reinvested	—	1,209
Shares Redeemed	(1,965)	(3,705)
Net Decrease in Class C Shares Outstanding	(1,537)	(1,272)
Class R6:*
Shares Subscribed	5,114	12,457
Shares Issued on Distributions Reinvested	—	6,810
Shares Redeemed	(12,821)	(12,544)
Net Increase (Decrease) in Class R6 Shares Outstanding	(7,707)	6,723
Class IR:
Shares Subscribed	—	853
Shares Issued on Distributions Reinvested	—	3
Shares Redeemed	(— @@)	(5,098)
Net Decrease in Class IR Shares Outstanding	(— @@)	(4,242)

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the consolidated financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$25.58		$74.29		$91.47		$46.33		$41.75
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.09)		(0.20)		(0.50)		(0.38)		(0.19)
Net Realized and Unrealized Gain (Loss)	12.93		(44.22)		1.32		54.08		9.73
Total from Investment Operations	12.84		(44.42)		0.82		53.70		9.54
Distributions from and/or in Excess of:
Net Realized Gain	—		(4.29)		(18.00)		(8.56)		(4.96)
Net Asset Value, End of Period	$38.42		$25.58		$74.29		$91.47		$46.33
Total Return(3)	50.25	%(4)	(60.34)%		0.43%		115.57%		23.16%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,587,293		$1,469,843		$6,234,787		$6,816,690		$2,440,640
Ratio of Expenses Before Expense Limitation	0.56%		0.64%		0.56%		N/A		0.59%
Ratio of Expenses After Expense Limitation	0.53	%(5)(6)	0.64	%(6)	0.56	%(6)	0.54	%(6)	0.58	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		N/A		N/A		0.58	%(6)
Ratio of Net Investment Loss	(0.29	)%(5)(6)	(0.46	)%(6)	(0.51	)%(6)	(0.53	)%(6)	(0.38	)%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.01%		0.01%
Portfolio Turnover Rate	29%		40%		59%		60%		87%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class I shares.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class I shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	0.56%	(0.32)%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Growth Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$22.97		$67.88		$85.31		$43.57		$39.61
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.15)		(0.27)		(0.70)		(0.51)		(0.30)
Net Realized and Unrealized Gain (Loss)	11.59		(40.35)		1.27		50.81		9.22
Total from Investment Operations	11.44		(40.62)		0.57		50.30		8.92
Distributions from and/or in Excess of:
Net Realized Gain	—		(4.29)		(18.00)		(8.56)		(4.96)
Net Asset Value, End of Period	$34.41		$22.97		$67.88		$85.31		$43.57
Total Return(3)	49.87	%(4)	(60.44)%		0.16%		115.09%		22.81%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,896,005		$1,577,172		$5,307,929		$5,465,808		$2,399,450
Ratio of Expenses Before Expense Limitation	0.82%		0.89%		0.82%		N/A		0.84%
Ratio of Expenses After Expense Limitation	0.79	%(5)(6)	0.89	%(6)	0.82	%(6)	0.79	%(6)	0.83	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		N/A		N/A		0.83	%(6)
Ratio of Net Investment Loss	(0.55	)%(5)(6)	(0.71	)%(6)	(0.77	)%(6)	(0.77	)%(6)	(0.64	)%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.01%		0.01%
Portfolio Turnover Rate	29%		40%		59%		60%		87%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class A shares.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class A shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	0.82%	(0.58)%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Growth Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$20.14		$61.05		$78.85		$40.77		$37.51
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.26)		(0.40)		(1.03)		(0.76)		(0.50)
Net Realized and Unrealized Gain (Loss)	10.15		(36.22)		1.23		47.40		8.72
Total from Investment Operations	9.89		(36.62)		0.20		46.64		8.22
Distributions from and/or in Excess of:
Net Realized Gain	—		(4.29)		(18.00)		(8.56)		(4.96)
Net Asset Value, End of Period	$30.03		$20.14		$61.05		$78.85		$40.77
Total Return(3)	49.11	%(4)	(60.63)%		(0.30)%		114.01%		22.22%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$60,812		$46,313		$151,668		$173,317		$93,053
Ratio of Expenses Before Expense Limitation	1.31%		1.36%		1.28%		N/A		1.33%
Ratio of Expenses After Expense Limitation	1.28	%(5)(6)	1.36	%(6)	1.28	%(6)	1.29	%(6)	1.32	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		N/A		N/A		1.32	%(6)
Ratio of Net Investment Loss	(1.04	)%(5)(6)	(1.18	)%(6)	(1.24	)%(6)	(1.27	)%(6)	(1.12	)%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.01%		0.01%
Portfolio Turnover Rate	29%		40%		59%		60%		87%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class L shares.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class L shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	1.31%	(1.07)%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Growth Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$19.48		$59.49		$77.49		$40.23		$37.17
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.31)		(0.48)		(1.23)		(0.93)		(0.61)
Net Realized and Unrealized Gain (Loss)	9.79		(35.24)		1.23		46.75		8.63
Total from Investment Operations	9.48		(35.72)		0.00	(3)	45.82		8.02
Distributions from and/or in Excess of:
Net Realized Gain	—		(4.29)		(18.00)		(8.56)		(4.96)
Net Asset Value, End of Period	$28.96		$19.48		$59.49		$77.49		$40.23
Total Return(4)	48.74	%(5)	(60.73)%		(0.55)%		113.48%		21.91%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$174,107		$147,014		$524,748		$514,190		$166,303
Ratio of Expenses Before Expense Limitation	1.57%		1.61%		1.55%		N/A		1.59%
Ratio of Expenses After Expense Limitation	1.54	%(6)(7)	1.61	%(7)	1.55	%(7)	1.53	%(7)	1.58	%(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		N/A		N/A		1.58	%(7)
Ratio of Net Investment Loss	(1.30	)%(6)(7)	(1.43	)%(7)	(1.50	)%(7)	(1.51	)%(7)	(1.38	)%(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01%		0.01%
Portfolio Turnover Rate	29%		40%		59%		60%		87%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class C shares.

(6)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class C shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	1.57%	(1.33)%

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Growth Portfolio

	Class R6(1)
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(2)		2019(2)
Net Asset Value, Beginning of Period	$26.03		$75.32		$92.42		$46.73		$42.04
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.08)		(0.13)		(0.41)		(0.32)		(0.15)
Net Realized and Unrealized Gain (Loss)	13.16		(44.87)		1.31		54.57		9.80
Total from Investment Operations	13.08		(45.00)		0.90		54.25		9.65
Distributions from and/or in Excess of:
Net Realized Gain	—		(4.29)		(18.00)		(8.56)		(4.96)
Net Asset Value, End of Period	$39.11		$26.03		$75.32		$92.42		$46.73
Total Return(4)	50.31	%(5)	(60.28)%		0.51%		115.76%		23.26%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,823,436		$1,413,983		$3,585,865		$3,743,697		$1,560,148
Ratio of Expenses Before Expense Limitation	0.51%		0.50%		0.46%		N/A		0.50%
Ratio of Expenses After Expense Limitation	0.48	%(6)(7)	0.50	%(7)	0.46	%(7)	0.47	%(7)	0.49	%(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		N/A		N/A		0.49	%(7)
Ratio of Net Investment Loss	(0.24	)%(6)(7)	(0.32	)%(7)	(0.41	)%(7)	(0.45	)%(7)	(0.29	)%(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01%		0.01%
Portfolio Turnover Rate	29%		40%		59%		60%		87%

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class R6 shares.

(6)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class R6 shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	0.51%	(0.27)%

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Growth Portfolio

	Class IR
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$25.94		$75.32		$92.41		$46.73		$42.04
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.08)		(0.16)		(0.41)		(0.31)		(0.15)
Net Realized and Unrealized Gain (Loss)	13.12		(44.93)		1.32		54.55		9.80
Total from Investment Operations	13.04		(45.09)		0.91		54.24		9.65
Distributions from and/or in Excess of:
Net Realized Gain	—		(4.29)		(18.00)		(8.56)		(4.96)
Net Asset Value, End of Period	$38.98		$25.94		$75.32		$92.41		$46.73
Total Return(3)	50.33	%(4)	(60.41)%		0.52%		115.74%		23.26%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$39		$33		$319,566		$389,971		$269,241
Ratio of Expenses Before Expense Limitation	7.94%		0.49%		0.46%		N/A		0.50%
Ratio of Expenses After Expense Limitation	0.48	%(5)(6)	0.49	%(6)	0.46	%(6)	0.47	%(6)	0.49	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		N/A		N/A		0.49	%(6)
Ratio of Net Investment Loss	(0.23	)%(5)(6)	(0.33	)%(6)	(0.41	)%(6)	(0.45	)%(6)	(0.30	)%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.01%		0.01%
Portfolio Turnover Rate	29%		40%		59%		60%		87%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class IR shares.

(5)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class IR shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	0.51%	(0.26)%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-three separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Consolidated Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying consolidated financial statements relates to the Growth Portfolio. The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

The Fund has issued six classes of shares — Class I, Class A, Class L, Class C, Class R6 and Class IR. Class C shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors. Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may invest up to 25% of its total assets in a whollyowned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, Growth Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest in bitcoin indirectly through cash settled futures or indirectly through investments in Grayscale Bitcoin Trust (BTC) ("GBTC"), a privately offered investment vehicle that invests in bitcoin. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of December 31, 2023, the Subsidiary represented approximately $147,791,000 or approximately 2.67% of the net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to bitcoin within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

In June 2022, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions ("ASU 2022-03"), which clarifies the guidance in ASC Topic No. 820 on the fair value measurement of an equity security that is subject to a contractual sale restriction and introduces new disclosures related to such equity security. ASU 2022-03 clarifies that a contractual sale restriction prohibiting the sale of an equity security is a characteristic of the reporting entity holding the equity security and is not included in the equity security's unit of account. Accordingly, an entity should not consider the contractual sale restriction when measuring the equity security's fair value (i.e., the entity should not apply a discount related to the contractual sale restriction, as stated in ASC 820-10-35-36B as amended by ASU 2022-03). In addition, ASU 2022-03 prohibits an entity from recognizing a contractual sale restriction as a separate unit of account. The new guidance is effective for public companies with annual reporting periods in fiscal years beginning after December 15, 2023, and interim periods in the following year, with early adoption permitted. An

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

investment company that holds equity securities that are subject to contractual sale restrictions executed before the date at which the investment company first adopts ASU 2022-03 shall continue to account for that equity security using the accounting policy applied before the adoption of ASU 2022-03 until the contractual sale restriction expires or is modified.

1.   Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (4) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a reputable broker/dealer or valued by a pricing service/vendor; (5) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (6) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Automobiles	$278,951	$—	$—		$278,951
Biotechnology	61,405	—	—		61,405
Broadline Retail	242,042	—	—		242,042
Capital Markets	53,890	—	—		53,890
Chemicals	19,503	—	—		19,503
Electronic Equipment, Instruments & Components	—	—	—	†	—	†
Entertainment	344,751	—	—		344,751
Financial Services	267,990	213,107	—		481,097
Ground Transportation	417,849	—	—		417,849
Health Care Providers & Services	128,436	—	—		128,436
Health Care Technology	32,856	—	—		32,856
Hotels, Restaurants & Leisure	615,607	—	—		615,607
Information Technology Services	1,256,084	—	—		1,256,084
Leisure Products	30,523	—	—		30,523
Life Sciences Tools & Services	28,906	—	—		28,906
Media	305,135	—	—		305,135
Pharmaceuticals	231,033	—	—		231,033
Software	466,064	—	—		466,064
Specialty Retail	196,265	—	—		196,265
Total Common Stocks	4,977,290	213,107	—	†	5,190,397	†
Preferred Stocks
Financial Services	—	—	13,059		13,059
Software	—	—	132,830		132,830
Total Preferred Stocks	—	—	145,889		145,889
Investment Company	141,242	—	—		141,242
Call Options Purchased	—	2,710	—		2,710
Short-Term Investments
Investment Company	90,692	—	—		90,692
Repurchase Agreements	—	3,034	—		3,034
Total Short-Term Investments	90,692	3,034	—		93,726
Total Assets	$5,209,224	$218,851	$145,889	†	$5,573,964	†

†  Includes a security valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock (000)		Preferred Stocks (000)
Beginning Balance	$—	†	$102,367
Purchases	—		12,876
Sales	—		—
Transfers in	—		—
Transfers out	—		—
Corporate actions	—		—
Change in unrealized appreciation (depreciation)	—		30,646
Realized gains (losses)	—		—
Ending Balance	$—	†	$145,889
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2023	$—		$30,646

†  Includes a security valued at zero.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2023. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The Fund calculated the weighted averages of the unobservable inputs relative to each investment's fair value as of December 31, 2023:

	Fair Value at December 31, 2023 (000)	Valuation Technique	Unobservable Input	Amount*		Impact to Valuation from an Increase in Input**
Preferred Stocks	$145,889	Market Transaction Method	Transaction Price	$71.38		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	17.5%		Decrease
			Perpetual Growth Rate	3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	9.0	x	Increase
			Discount for Lack of Marketability	12.0%		Decrease

*  Amount is indicative of the weighted average.

**  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Consolidated Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund writes an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2023:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$2,710	(a)

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2023 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(13,846	)(a)

(a) Amounts are included in Realized Loss on Investments Sold in the Consolidated Statement of Operations.
26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(7,712	)(a)

(a) Amounts are included in Change in Unrealized Appreciation (Depreciation) on Investments in the Consolidated Statement of Operations.

At December 31, 2023, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives	Assets(b) (000)		Liabilities (000)
Purchased Options	$2,710	(a)	$—

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(b) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2023:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities(a) (000)	Financial Instrument (000)	Collateral Received (000)	the Consolidated Net Amount (not less than $0) (000)
JPMorgan Chase Bank NA	$1,418	$—	$(1,400)	$18
Standard Chartered Bank	1,292	—	(1,230)	62
Total	$2,710	$—	$(2,630)	$80

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

For the year ended December 31, 2023, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	3,998,001,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker/dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Consolidated Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2023:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$14,405	(a)	$—	$(14,405	)(b)(c)	$0

(a) Represents market value of loaned securities at year end.

(b) The Fund received cash collateral of approximately $16,791,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Consolidated Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowings.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2023:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$16,791	$—	$—	$—	$16,791
Total Borrowings	$16,791	$—	$—	$—	$16,791
Gross amount of recognized liabilities for securities lending transactions					$16,791

7.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term

"restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Consolidated Portfolio of Investments.

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

9.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency, co-transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Next $1 billion	Next $1 billion	Over $3 billion
0.50%	0.45%	0.40%	0.35%

For the year ended December 31, 2023, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.41% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I shares, 1.15% for Class A shares, 1.65% for Class L shares, 1.90% for Class C shares, 0.73% for Class R6 shares and 0.73% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2023, approximately $3,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

The Adviser agreed to reimburse the Fund for prior years overpayment of transfer agency and sub transfer agency fees. This was reflected as "Reimbursement of Transfer Agency and Sub Transfer Agency Fees" in the Consolidated Statement of Operations.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement,

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Consolidated Statement of Operations, amounted to approximately $35,000.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $1,485,786,000 and $2,726,082,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2023.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, advisory fees paid were reduced by approximately $131,000 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2023 is as follows:

Affiliated Investment Company/Issuer	Value December 31, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$113,959	$1,402,758	$1,426,025	$3,351
ProKidney Corp.*	26,324	815	13,906	—
Total	$140,283	$1,403,573	$1,439,931	$3,351
Affiliated Investment Company/Issuer (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2023 (000)
Liquidity Fund	$—	$—	$90,692
ProKidney Corp.*	2,525	(10,602)	5,156
Total	$2,525	$(10,602)	$95,848

* The security was deemed to no longer meet the criteria of an affiliated issuer at the reporting date.

During the year ended December 31, 2023, the Fund incurred approximately $1,000 in brokerage commissions with Morgan Stanley & Co. LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Directors voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended December 31, 2023, included in "Directors' Fees and Expenses" in the Consolidated Statement of Operations amounted to approximately $2,000. At December 31, 2023, the Fund had an accrued pension liability of approximately $37,000, which is reflected as "Payable for Directors' Fees and Expenses" in the Consolidated Statement of Assets and Liabilities.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a RIC and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:		2022 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$—	$—	$724,752

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2023:

Total Accumulated Loss (000)	Paid-in- Capital (000)
$32,875	$(32,875)

At December 31, 2023, the Fund had no distributable earnings on a tax basis.

At December 31, 2023, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $1,231,437,000 and $1,313,284,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2023, the Fund intends to defer to January 1, 2024 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post- October Capital Losses (000)
$17,918	$—

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2023, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 61.2%.

K. Market Risk and Risks Relating to Certain Financial Instruments:
Bitcoin: The Fund may have exposure to cryptocurrencies indirectly through investments in GBTC, a privately offered investment vehicle that invests in bitcoin. Cryptocurrencies (also referred to as "virtual currencies" and "digital currencies") are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. For example, the bitcoin held by GBTC (and the Fund's indirect exposure to such bitcoin) is also susceptible to these risks. The value of the GBTC investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. The GBTC exposure to cryptocurrency could result in substantial losses to the Fund.

Market: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments, which may in turn impact valuation, the Fund's ability to sell securities and/or its ability to meet redemptions.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders of Growth Portfolio
and the Board of Directors of
Morgan Stanley Institutional Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Growth Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2023, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the three years in the period then ended, the financial highlights for each of the two years in the period ended December 31, 2020 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2023, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, its consolidated financial highlights for each of the three years in the period then ended and its financial highlights for each of the two years in the period ended December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 29, 2024

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule.The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fun on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited)

Independent Directors

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				87

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	88

Formerly, Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

39

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

40

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994 (Retired December 31, 2023)	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	88	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

41

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

42

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Executive Officers

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

43

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
1585 Broadway
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
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44

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

© 2024 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGRWANN
6337914 EXP 02.28.25

Morgan Stanley Institutional Fund, Inc.

Inception Portfolio

Annual Report

December 31, 2023

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Table of Contents (unaudited)

Shareholders' Letter	2
Consolidated Expense Example	3
Investment Overview	4
Consolidated Portfolio of Investments	6
Consolidated Statement of Assets and Liabilities	9
Consolidated Statement of Operations	11
Consolidated Statements of Changes in Net Assets	12
Consolidated Financial Highlights	14
Notes to Consolidated Financial Statements	19
Report of Independent Registered Public Accounting Firm	31
Liquidity Risk Management Program	32
Important Notices	33
U.S. Customer Privacy Notice	34
Directors and Officers Information	37

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 869-6397. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this annual report, in which you will learn how your investment in Inception Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2024

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Expense Example (unaudited)

Inception Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Actual Ending Account Value 12/31/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Inception Portfolio Class I	$1,000.00	$1,080.60	$1,020.97	$4.41	$4.28	0.84%
Inception Portfolio Class A	1,000.00	1,080.20	1,019.76	5.66	5.50	1.08
Inception Portfolio Class L	1,000.00	1,076.40	1,016.18	9.37	9.10	1.79
Inception Portfolio Class C	1,000.00	1,075.60	1,015.43	10.15	9.86	1.94
Inception Portfolio Class R6	1,000.00	1,081.40	1,020.82	4.56	4.43	0.87

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period.

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited)

Inception Portfolio

The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies.

Performance

For the fiscal year ended December 31, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 54.44%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the Russell 2000® Growth Index (the "Index"), which returned 18.66%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Surprised by the economy's resilience amid rising interest rates and persistently high (but falling) inflation, U.S. stocks performed well in 2023. The year saw its share of uncertainty, with recession fears dominating the start of the year, a regional banking crisis triggered by high interest rates, concerns about the U.S. government's debt levels and budget, and multiple geopolitical flashpoints. However, by year-end, the U.S. Federal Reserve signaled it was likely finished lifting interest rates after pausing the hiking cycle halfway through the year. This triggered a stock market rally and retreat in long-term bond yields in the final two months of 2023. Additionally, excitement about artificial intelligence drove a narrow group of mega-cap technology stocks to significantly outperform, adding meaningfully to the broader market's gain in the year.

•  Small-cap growth equities, as measured by the Index, advanced over the 12-month period. All sectors in the Index delivered positive performance except utilities. Consumer staples, information technology and industrials were the Index's largest gainers in the year.

•  Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage focused portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund outperformed the Index in this reporting period largely due to favorable stock selection; sector allocations contributed modestly.

•  Stock selection in information technology and financials were, by far, the largest contributors to relative performance. A technology platform specializing in consumer buy-now-pay-later point of sale financing and payment processing was the largest contributor both in the financials sector and in the portfolio overall. The company reported results that came in ahead of expectations, driven primarily by strong credit execution, including better-than-expected provisioning, as the company continues to proactively manage loan performance in an uncertain and volatile macroeconomic environment. A developer of internet-connected sensor systems was the top contributor in the information technology sector and second largest contributor in the portfolio. Its shares outperformed due to strong business execution and growing demand for its suite of solutions; the company reported better-than-expected results and raised its financial outlook.

•  Stock selection in consumer discretionary also added strongly to relative performance. A globally leading platform to enable and accelerate direct-to-consumer, cross-border ecommerce was the top contributor in the sector and fourth greatest across the portfolio. Its shares advanced as the company continued to deliver strong fundamental performance characterized by revenue and profitability growth that outpaced the overall ecommerce industry, and strong traction with new partnership initiatives. We believe that the company management's continued execution also buoyed investor confidence in the company's ability to further capitalize on the secular growth in direct-to-consumer, cross-border ecommerce.

•  Conversely, stock selection in health care detracted from relative performance. The largest detractor in the sector and third largest in the portfolio was a leading digital platform for U.S. medical professionals, providing its members with the tools to collaborate with colleagues, stay up to date with the latest medical news and research, and conduct virtual patient visits. The company reported

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Inception Portfolio

financial results which beat expectations; however, its shares underperformed as management lowered its financial outlook for the year due to weaker-than-expected advertising spend from its pharmaceuticals customers. In response, the company announced it is expanding its programmatic advertising offerings in order to better meet these customers' needs.

•  Stock selection in communication services was another detractor from relative performance. A self-service event management and ticketing platform was the greatest detractor in the sector and sixth largest in the portfolio. Despite reporting overall healthy results and continued improvements toward profitability, its shares were pressured due to broader macroeconomic concerns around consumers discretionary spending throughout the year.

•  An average sector underweight in industrials also weighed on relative performance.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and R6 shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the Russell 2000® Growth Index(1) and the Lipper Small-Cap Growth Funds Index(2)

	Period Ended December 31, 2023 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Fund — Class I Shares w/o sales charges(4)	54.44%	15.79%	7.55%	10.98%
Fund — Class A Shares w/o sales charges(5)	54.22	15.45	7.22	10.17
Fund — Class A Shares with maximum 5.25% sales charges(5)	46.00	14.20	6.65	9.95
Fund — Class L Shares w/o sales charges(6)	52.94	14.78	6.63	10.69
Fund — Class C Shares w/o sales charges(8)	52.94	14.53	—	11.43
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	51.94	14.53	—	11.43
Fund — Class R6 Shares w/o sales charges(7)	54.58	15.85	7.62	9.00
Russell 2000® Growth Index	18.66	9.22	7.16	7.79
Lipper Small-Cap Growth Funds Index	18.36	11.65	8.54	—

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Small-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Small-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on November 1, 1989.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on November 11, 2011.

(7)  Commenced offering on September 13, 2013.

(8)  Commenced offering on May 31, 2017.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Portfolio of Investments

Inception Portfolio

	Shares	Value (000)
Common Stocks (94.0%)
Automobile Components (0.1%)
XPEL, Inc. (a)	7,086	$382
Beverages (1.0%)
Celsius Holdings, Inc. (a)	84,443	4,604
Biotechnology (3.3%)
Altimmune, Inc. (a)(b)	205,578	2,313
Arbutus Biopharma Corp. (a)	739,117	1,848
Beam Therapeutics, Inc. (a)	46,403	1,263
Intellia Therapeutics, Inc. (a)	65,823	2,007
ProKidney Corp. (a)(b)	232,330	413
Recursion Pharmaceuticals, Inc., Class A (a)(b)	135,390	1,335
Roivant Sciences Ltd. (a)	504,906	5,670
		14,849
Broadline Retail (6.4%)
Global-e Online Ltd. (Israel) (a)	732,701	29,037
Chemicals (0.5%)
Ginkgo Bioworks Holdings, Inc. (a)(b)	1,506,056	2,545
Consumer Staples Distribution & Retail (0.2%)
Maplebear, Inc. (a)	48,380	1,135
Diversified Consumer Services (0.5%)
Duolingo, Inc. (a)	9,583	2,174
Financial Services (8.8%)
Affirm Holdings, Inc. (a)	793,195	38,977
Toast, Inc., Class A (a)	65,480	1,196
		40,173
Ground Transportation (1.0%)
Grab Holdings Ltd., Class A (Singapore) (a)	1,401,471	4,723
Health Care Equipment & Supplies (0.4%)
Inspire Medical Systems, Inc. (a)	6,233	1,268
Outset Medical, Inc. (a)	84,778	459
		1,727
Health Care Providers & Services (3.8%)
Agilon Health, Inc. (a)	1,275,181	16,004
Privia Health Group, Inc. (a)	48,467	1,116
		17,120
Health Care Technology (2.9%)
Doximity, Inc., Class A (a)	427,211	11,979
Schrodinger, Inc. (a)	33,209	1,189
		13,168
Hotels, Restaurants & Leisure (0.1%)
Cava Group, Inc. (a)(b)	12,346	531
Household Durables (2.0%)
Cricut, Inc., Class A (b)	322,996	2,128
Victoria PLC (United Kingdom) (a)	1,853,609	7,126
		9,254
Information Technology Services (12.6%)
Cloudflare, Inc., Class A (a)	512,588	42,678
Fastly, Inc., Class A (a)	828,605	14,749
		57,427
	Shares	Value (000)
Interactive Media & Services (0.5%)
Eventbrite, Inc., Class A (a)	270,065	$2,258
Leisure Products (5.3%)
Peloton Interactive, Inc., Class A (a)	3,960,497	24,119
Life Sciences Tools & Services (4.8%)
10X Genomics, Inc., Class A (a)	212,043	11,866
MaxCyte, Inc. (a)	1,001,026	4,705
SomaLogic, Inc. (a)	904,556	2,289
Standard BioTools, Inc. (a)(b)	1,289,309	2,849
		21,709
Media (0.3%)
Cardlytics, Inc. N (a)	134,548	1,239
Metals & Mining (0.2%)
MP Materials Corp. (a)	46,636	926
Passenger Airlines (0.6%)
Joby Aviation, Inc. (a)	384,665	2,558
Personal Care Products (1.1%)
Oddity Tech Ltd., Class A (Israel) (a)	111,756	5,200
Pharmaceuticals (0.3%)
ATAI Life Sciences NV (a)(b)	570,330	804
GH Research PLC (a)	96,918	562
		1,366
Real Estate Management & Development (1.1%)
Opendoor Technologies, Inc. (a)	562,275	2,519
Redfin Corp. (a)	253,752	2,619
		5,138
Software (25.2%)
Aurora Innovation, Inc. (a)	2,201,663	9,621
Bill Holdings, Inc. (a)	201,162	16,413
Confluent, Inc., Class A (a)	93,530	2,188
Gitlab, Inc., Class A (a)	408,588	25,725
MicroStrategy, Inc., Class A (a)	11,647	7,356
Procore Technologies, Inc. (a)	317,765	21,996
Samsara, Inc., Class A (a)	935,439	31,225
		114,524
Specialty Retail (7.4%)
Carvana Co. (a)	462,088	24,463
Restoration Hardware, Inc. (a)	8,159	2,378
Wayfair, Inc., Class A (a)	112,685	6,953
		33,794
Tech Hardware, Storage & Peripherals (0.1%)
IonQ, Inc. N (a)(b)	26,535	329
Textiles, Apparel & Luxury Goods (3.5%)
Figs, Inc., Class A (a)	618,296	4,297
On Holding AG, Class A (Switzerland) (a)	424,195	11,441
		15,738
Total Common Stocks (Cost $347,569)		427,747

The accompanying notes are an integral part of the consolidated financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Inception Portfolio

	Shares	Value (000)
Preferred Stocks (1.9%)
Health Care Technology (1.1%)
Included Health, Inc., Series B (a)(c)(d) (acquisition cost — $3,362; acquired 7/3/14)	3,269,139	$5,165
Software (0.8%)
Lookout, Inc., Series F (a)(c)(d) (acquisition cost — $13,476; acquired 6/17/14)	1,179,743	3,527
Total Preferred Stocks (Cost $16,838)		8,692
Investment Company (2.1%)
Grayscale Bitcoin Trust (a) (Cost $6,797)	274,250	9,495
	No. of Warrants
Warrants (0.0%)‡
Life Sciences Tools & Services (0.0%)‡
SomaLogic, Inc., expires 8/31/26 (a) (Cost $204)	61,142	7
	Shares
Short-Term Investments (4.4%)
Investment Company (3.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $13,535)	13,534,654	13,535
Securities held as Collateral on Loaned Securities (1.4%)
Investment Company (1.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	5,156,085	5,156
	Face Amount (000)
Repurchase Agreements (0.3%)
Citigroup, Inc., (5.33%, dated 12/29/23, due 1/2/24; proceeds $379; fully collateralized by U.S. Government obligations; 0.25% - 3.00% due 5/15/24 - 11/15/49; valued at $387)	$379	379
HSBC Securities USA, Inc., (5.33%, dated 12/29/23, due 1/2/24; proceeds $379; fully collateralized by a U.S. Government obligation; 0.00% due 8/15/27; valued at $387)	379	379
	Face Amount (000)	Value (000)
Merrill Lynch & Co., Inc., (5.31%, dated 12/29/23, due 1/2/24; proceeds $379; fully collateralized by a U.S. Government obligation; 4.75% due 11/15/53; valued at $387)	$379	$379
		1,137
	Total Securities held as Collateral on Loaned Securities (Cost $6,293)	6,293
	Total Short-Term Investments (Cost $19,828)	19,828
	Total Investments Excluding Purchased Options (102.4%) (Cost $391,236)	465,769
	Total Purchased Options Outstanding (0.0%)‡ (Cost $1,245)	225
	Total Investments (102.4%) (Cost $392,481) Including $6,479 of Securities Loaned (e)(f)(g)	465,994
	Liabilities in Excess of Other Assets (–2.4%)	(11,114)
	Net Assets (100.0%)	$454,880

‡  Amount is less than 0.05%.

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2023.

(c)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2023 amounts to approximately $8,692,000 and represents 1.9% of net assets.

(d)  At December 31, 2023, the Fund held fair valued securities valued at $8,692,000, representing 1.9% of net assets. These securities have been fair valued using significant unobservable inputs as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(e)  Securities are available for collateral in connection with purchased options.

(f)  The approximate fair value and percentage of net assets, $7,126,000 and 1.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Consolidated Financial Statements.

(g)  At December 31, 2023, the aggregate cost for federal income tax purposes is approximately $448,147,000. The aggregate gross unrealized appreciation is approximately $126,784,000 and the aggregate gross unrealized depreciation is approximately $106,588,000, resulting in net unrealized appreciation of approximately $20,196,000.

The accompanying notes are an integral part of the consolidated financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Inception Portfolio

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2023:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
JPMorgan Chase Bank NA	USD/CNH	CNH	7.43	Jan-24	76,565,662	$76,566	$7	$360	$(353)
Standard Chartered Bank	USD/CNH	CNH	7.57	May-24	90,850,215	90,850	95	385	(290)
JPMorgan Chase Bank NA	USD/CNH	CNH	7.79	Aug-24	120,919,525	120,920	123	500	(377)
							$225	$1,245	$(1,020)

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	34.1%
Software	25.7
Information Technology Services	12.5
Financial Services	8.7
Specialty Retail	7.4
Broadline Retail	6.3
Leisure Products	5.3
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2023.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the consolidated financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Inception Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $373,790)	$447,303
Investment in Security of Affiliated Issuer, at Value (Cost $18,691)	18,691
Total Investments in Securities, at Value (Cost $392,481)	465,994
Foreign Currency, at Value (Cost $2)	2
Receivable for Investments Sold	296
Receivable for Fund Shares Sold	267
Receivable from Securities Lending Income	49
Receivable from Affiliate	39
Other Assets	85
Total Assets	466,732
Liabilities:
Collateral on Securities Loaned, at Value	6,293
Payable for Investments Purchased	3,046
Payable for Fund Shares Redeemed	886
Payable for Advisory Fees	683
Due to Broker	420
Payable for Sub Transfer Agency Fees — Class I	273
Payable for Sub Transfer Agency Fees — Class A	92
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	2
Payable for Shareholder Services Fees — Class A	36
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	9
Payable for Administration Fees	29
Payable for Custodian Fees	7
Payable for Transfer Agency Fees — Class I	2
Payable for Transfer Agency Fees — Class A	2
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class R6	1
Payable for Professional Fees	4
Other Liabilities	67
Total Liabilities	11,852
Net Assets	$454,880
Net Assets Consist of:
Paid-in-Capital	$1,380,536
Total Accumulated Loss	(925,656)
Net Assets	$454,880

The accompanying notes are an integral part of the consolidated financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Inception Portfolio

Consolidated Statement of Assets and Liabilities (cont'd)	December 31, 2023 (000)
CLASS I:
Net Assets	$201,414
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	16,315,982
Net Asset Value, Offering and Redemption Price Per Share	$12.34
CLASS A:
Net Assets	$181,264
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	22,051,822
Net Asset Value, Redemption Price Per Share	$8.22
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.46
Maximum Offering Price Per Share	$8.68
CLASS L:
Net Assets	$656
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	96,978
Net Asset Value, Offering and Redemption Price Per Share	$6.76
CLASS C:
Net Assets	$11,076
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,468,691
Net Asset Value, Offering and Redemption Price Per Share	$7.54
CLASS R6:
Net Assets	$60,470
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	4,842,111
Net Asset Value, Offering and Redemption Price Per Share	$12.49
(1) Including: Securities on Loan, at Value:	$6,479

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Inception Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2023 (000)
Investment Income:
Income from Securities Loaned — Net	$1,477
Dividends from Securities of Unaffiliated Issuers	990
Dividends from Security of Affiliated Issuer (Note G)	399
Total Investment Income	2,866
Expenses:
Advisory Fees (Note B)	3,759
Shareholder Services Fees — Class A (Note D)	413
Distribution and Shareholder Services Fees — Class L (Note D)	5
Distribution and Shareholder Services Fees — Class C (Note D)	95
Administration Fees (Note C)	327
Professional Fees	185
Registration Fees	95
Transfer Agency Fees — Class I (Note E)	24
Transfer Agency Fees — Class A (Note E)	14
Transfer Agency Fees — Class L (Note E)	4
Transfer Agency Fees — Class C (Note E)	4
Transfer Agency Fees — Class R6 (Note E)	8
Shareholder Reporting Fees	50
Custodian Fees (Note F)	18
Directors' Fees and Expenses	12
Sub Transfer Agency Fees — Class I	— @
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	7
Pricing Fees	5
Other Expenses	36
Total Expenses	5,061
Waiver of Advisory Fees (Note B)	(687)
Reimbursement of Transfer Agency and Sub Transfer Agency Fees (Note B)	(109)
Rebate from Morgan Stanley Affiliate (Note G)	(15)
Reimbursement of Class Specific Expenses — Class L (Note B)	(3)
Reimbursement of Class Specific Expenses — Class R6 (Note B)	(8)
Net Expenses	4,239
Net Investment Loss	(1,373)
Realized Loss:
Investments Sold	(106,304)
Foreign Currency Translation	(1)
Net Realized Loss	(106,305)
Change in Unrealized Appreciation (Depreciation):
Investments	269,680
Foreign Currency Translation	— @
Net Change in Unrealized Appreciation (Depreciation)	269,680
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	163,375
Net Increase in Net Assets Resulting from Operations	$162,002

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Inception Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(1,373)	$(3,557)
Net Realized Loss	(106,305)	(802,970)
Net Change in Unrealized Appreciation (Depreciation)	269,680	98,748
Net Increase (Decrease) in Net Assets Resulting from Operations	162,002	(707,779)
Dividends and Distributions to Shareholders:
Class I	—	(643)
Class A	—	(184)
Class L	—	(1)
Class C	—	(13)
Class R6*	—	(203)
Total Dividends and Distributions to Shareholders	—	(1,044)
Capital Share Transactions:(1)
Class I:
Subscribed	95,724	176,259
Distributions Reinvested	—	642
Redeemed	(126,212)	(394,432)
Class A:
Subscribed	67,668	36,648
Distributions Reinvested	—	184
Redeemed	(79,946)	(117,782)
Class L:
Exchanged	7	— @
Distributions Reinvested	—	1
Redeemed	(236)	(169)
Class C:
Subscribed	1,755	2,486
Distributions Reinvested	—	13
Redeemed	(3,167)	(8,655)
Class R6:*
Subscribed	13,339	21,787
Distributions Reinvested	—	203
Redeemed	(14,989)	(38,374)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(46,057)	(321,189)
Redemption Fees	37	43
Total Increase (Decrease) in Net Assets	115,982	(1,029,969)
Net Assets:
Beginning of Period	338,898	1,368,867
End of Period	$454,880	$338,898

The accompanying notes are an integral part of the consolidated financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Inception Portfolio

Consolidated Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	8,900	13,574
Shares Issued on Distributions Reinvested	—	74
Shares Redeemed	(12,362)	(31,525)
Net Decrease in Class I Shares Outstanding	(3,462)	(17,877)
Class A:
Shares Subscribed	8,832	4,353
Shares Issued on Distributions Reinvested	—	32
Shares Redeemed	(11,628)	(13,627)
Net Decrease in Class A Shares Outstanding	(2,796)	(9,242)
Class L:
Shares Exchanged	1	— @@
Shares Issued on Distributions Reinvested	—	— @@
Shares Redeemed	(45)	(29)
Net Decrease in Class L Shares Outstanding	(44)	(29)
Class C:
Shares Subscribed	265	306
Shares Issued on Distributions Reinvested	—	2
Shares Redeemed	(517)	(1,118)
Net Decrease in Class C Shares Outstanding	(252)	(810)
Class R6:*
Shares Subscribed	1,351	1,643
Shares Issued on Distributions Reinvested	—	23
Shares Redeemed	(1,373)	(3,903)
Net Decrease in Class R6 Shares Outstanding	(22)	(2,237)

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the consolidated financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Inception Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$7.99		$19.75		$25.48		$11.19		$9.62
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.02)		(0.05)		(0.15)		(0.10)		0.01
Net Realized and Unrealized Gain (Loss)	4.37		(11.68)		(0.74)		16.84		3.50
Total from Investment Operations	4.35		(11.73)		(0.89)		16.74		3.51
Distributions from and/or in Excess of:
Net Investment Income	—		(0.02)		(0.11)		—		—
Net Realized Gain	—		(0.01)		(4.76)		(2.45)		(1.94)
Total Distributions	—		(0.03)		(4.87)		(2.45)		(1.94)
Redemption Fees	0.00	(3)	0.00	(3)	0.03		0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$12.34		$7.99		$19.75		$25.48		$11.19
Total Return(4)	54.44	%(5)	(59.42)%		(3.33)%		150.57%		37.11%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$201,414		$157,990		$743,854		$464,639		$59,092
Ratio of Expenses Before Expense Limitation	1.11%		1.41%		1.12%		1.18%		1.21%
Ratio of Expenses After Expense Limitation	0.91	%(6)(7)	1.00	%(7)	1.00	%(7)	0.99	%(7)	0.99	%(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.00	%(7)	N/A		0.99	%(7)	N/A
Ratio of Net Investment Income (Loss)	(0.21	)%(6)(7)	(0.43	)%(7)	(0.49	)%(7)	(0.54	)%(7)	0.09	%(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01%		0.01%
Portfolio Turnover Rate	72%		100%		111%		132%		99%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class I shares.

(6)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class I shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	0.94%	(0.24)%

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Inception Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$5.33		$13.20		$18.68		$8.51		$7.68
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.03)		(0.06)		(0.19)		(0.10)		(0.02)
Net Realized and Unrealized Gain (Loss)	2.92		(7.80)		(0.53)		12.72		2.79
Total from Investment Operations	2.89		(7.86)		(0.72)		12.62		2.77
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.03)		—		—
Net Realized Gain	—		(0.01)		(4.76)		(2.45)		(1.94)
Total Distributions	—		(0.01)		(4.79)		(2.45)		(1.94)
Redemption Fees	0.00	(3)	0.00	(3)	0.03		0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$8.22		$5.33		$13.20		$18.68		$8.51
Total Return(4)	54.22	%(5)	(59.57)%		(3.70)%		149.86%		36.71%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$181,264		$132,493		$450,058		$229,641		$45,097
Ratio of Expenses Before Expense Limitation	1.36%		1.62%		1.40%		1.44%		1.52%
Ratio of Expenses After Expense Limitation	1.16	%(6)(7)	1.35	%(7)	1.33	%(7)	1.25	%(7)	1.29	%(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.35	%(7)	N/A		1.25	%(7)	N/A
Ratio of Net Investment Loss	(0.46	)%(6)(7)	(0.77	)%(7)	(0.85	)%(7)	(0.80	)%(7)	(0.23	)%(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01%		0.01%
Portfolio Turnover Rate	72%		100%		111%		132%		99%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class A shares.

(6)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class A shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	1.19%	(0.49)%

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Inception Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$4.42		$10.99		$16.45		$7.65		$7.10
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.06)		(0.08)		(0.27)		(0.16)		(0.07)
Net Realized and Unrealized Gain (Loss)	2.40		(6.48)		(0.45)		11.41		2.56
Total from Investment Operations	2.34		(6.56)		(0.72)		11.25		2.49
Distributions from and/or in Excess of:
Net Realized Gain	—		(0.01)		(4.76)		(2.45)		(1.94)
Redemption Fees	0.00	(3)	0.00	(3)	0.02		0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$6.76		$4.42		$10.99		$16.45		$7.65
Total Return	52.94	%(4)(5)	(59.76	)%(4)	(4.17	)%(4)	148.82	%(6)	35.91	%(4)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$656		$623		$1,874		$2,543		$1,218
Ratio of Expenses Before Expense Limitation	2.55%		2.32%		1.95%		2.10%		2.15%
Ratio of Expenses After Expense Limitation	1.82	%(7)(8)	1.85	%(8)	1.85	%(8)	1.84	%(8)	1.84	%(8)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.85	%(8)	N/A		1.84	%(8)	N/A
Ratio of Net Investment Loss	(1.12	)%(7)(8)	(1.28	)%(8)	(1.36	)%(8)	(1.43	)%(8)	(0.78	)%(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(9)	0.00	%(9)	0.00	%(9)	0.01%		0.01%
Portfolio Turnover Rate	72%		100%		111%		132%		99%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class L shares.

(6)  Calculated using the NAV for US GAAP financial reporting purposes and as such differs from the total return presented in the Investment Overview.

(7)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class L shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	1.85%	(1.15)%

(8)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(9)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Inception Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$4.93		$12.31		$17.85		$8.24		$7.55
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.08)		(0.11)		(0.33)		(0.22)		(0.10)
Net Realized and Unrealized Gain (Loss)	2.69		(7.26)		(0.47)		12.28		2.73
Total from Investment Operations	2.61		(7.37)		(0.80)		12.06		2.63
Distributions from and/or in Excess of:
Net Realized Gain	—		(0.01)		(4.76)		(2.45)		(1.94)
Redemption Fees	0.00	(3)	(0.01)		0.02		0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$7.54		$4.93		$12.31		$17.85		$8.24
Total Return(4)	52.94	%(5)	(59.90)%		(4.37)%		147.97%		35.48%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$11,076		$8,490		$31,148		$12,494		$688
Ratio of Expenses Before Expense Limitation	2.22%		2.33%		2.12%		2.26%		2.75%
Ratio of Expenses After Expense Limitation	2.02	%(6)(7)	2.10	%(7)	2.05	%(7)	2.07	%(7)	2.09	%(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		2.10	%(7)	N/A		2.07	%(7)	N/A
Ratio of Net Investment Loss	(1.31	)%(6)(7)	(1.53	)%(7)	(1.55	)%(7)	(1.61	)%(7)	(0.99	)%(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01%		0.01%
Portfolio Turnover Rate	72%		100%		111%		132%		99%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class C shares.

(6)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class C shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	2.05%	(1.34)%

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Inception Portfolio

	Class R6(1)
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(2)		2019(2)
Net Asset Value, Beginning of Period	$8.08		$19.99		$25.73		$11.29		$9.69
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	(0.02)		(0.04)		(0.14)		(0.08)		0.01
Net Realized and Unrealized Gain (Loss)	4.43		(11.83)		(0.74)		16.97		3.53
Total from Investment Operations	4.41		(11.87)		(0.88)		16.89		3.54
Distributions from and/or in Excess of:
Net Investment Income	—		(0.03)		(0.13)		—		—
Net Realized Gain	—		(0.01)		(4.76)		(2.45)		(1.94)
Total Distributions	—		(0.04)		(4.89)		(2.45)		(1.94)
Redemption Fees	0.00	(4)	0.00	(4)	0.03		0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$12.49		$8.08		$19.99		$25.73		$11.29
Total Return(5)	54.58	%(6)	(59.39)%		(3.29)%		150.79%		37.04%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$60,470		$39,302		$141,933		$154,023		$64,712
Ratio of Expenses Before Expense Limitation	1.11%		1.15%		1.00%		1.11%		1.15%
Ratio of Expenses After Expense Limitation	0.90	%(7)(8)	0.93	%(8)	0.93	%(8)	0.92	%(8)	0.92	%(8)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.93	%(8)	N/A		0.92	%(8)	N/A
Ratio of Net Investment Income (Loss)	(0.20	)%(7)(8)	(0.37	)%(8)	(0.44	)%(8)	(0.49	)%(8)	0.12	%(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(9)	0.00	%(9)	0.00	%(9)	0.01%		0.01%
Portfolio Turnover Rate	72%		100%		111%		132%		99%

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class R6 shares.

(7)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class R6 shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	0.93%	(0.23)%

(8)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(9)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-three separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these Consolidated financial statements, management has evaluated subsequent events occurring after the date of the Fund's Consolidated Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying consolidated financial statements relates to the Inception Portfolio. The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies.

The Fund has issued five classes of shares — Class I, Class A, Class L, Class C and Class R6. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors. Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, Inception Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest in bitcoin indirectly through cash settled futures or indirectly through investments in Grayscale Bitcoin Trust (BTC) ("GBTC"), a privately offered investment vehicle that invests in bitcoin. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of December 31, 2023, the Subsidiary represented approximately $10,112,000 or approximately 2.22% of the net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to bitcoin within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

In June 2022, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions ("ASU 2022-03"), which clarifies the guidance in ASC Topic No. 820 on the fair value measurement of an equity security that is subject to a contractual sale restriction and introduces new disclosures related to such equity security. ASU 2022-03 clarifies that a contractual sale restriction prohibiting the sale of an equity security is a characteristic of the reporting entity holding the equity security and is not included in the equity security's unit of account. Accordingly, an entity should not consider the contractual sale restriction when measuring the equity security's fair value (i.e., the entity should not apply a discount related to the contractual sale restriction, as stated in ASC 820-10-35-36B as amended by ASU 2022-03). In addition, ASU 2022-03 prohibits an entity from recognizing a contractual sale restriction as a separate unit of account. The new guidance is effective for public companies with annual reporting periods in fiscal years beginning after December 15, 2023, and interim periods in the following year, with early adoption permitted. An investment company that holds equity securities that are subject to contractual sale restrictions executed before the date at which

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

the investment company first adopts ASU 2022-03 shall continue to account for that equity security using the accounting policy applied before the adoption of ASU 2022-03 until the contractual sale restriction expires or is modified.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (4) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a reputable broker/dealer or valued by a pricing service/vendor; (5) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (6) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Automobile Components	$382	$—	$—	$382
Beverages	4,604	—	—	4,604
Biotechnology	14,849	—	—	14,849
Broadline Retail	29,037	—	—	29,037
Chemicals	2,545	—	—	2,545
Consumer Staples Distribution & Retail	1,135	—	—	1,135
Diversified Consumer Services	2,174	—	—	2,174
Financial Services	40,173	—	—	40,173
Ground Transportation	4,723	—	—	4,723
Health Care Equipment & Supplies	1,727	—	—	1,727
Health Care Providers & Services	17,120	—	—	17,120
Health Care Technology	13,168	—	—	13,168
Hotels, Restaurants & Leisure	531	—	—	531
Household Durables	2,128	7,126	—	9,254
Information Technology Services	57,427	—	—	57,427
Interactive Media & Services	2,258	—	—	2,258
Leisure Products	24,119	—	—	24,119
Life Sciences Tools & Services	21,709	—	—	21,709
Media	1,239	—	—	1,239
Metals & Mining	926	—	—	926
Passenger Airlines	2,558	—	—	2,558
Personal Care Products	5,200	—	—	5,200
Pharmaceuticals	1,366	—	—	1,366
Real Estate Management & Development	5,138	—	—	5,138
Software	114,524	—	—	114,524
Specialty Retail	33,794	—	—	33,794
Tech Hardware, Storage & Peripherals	329	—	—	329
Textiles, Apparel & Luxury Goods	15,738	—	—	15,738
Total Common Stocks	420,621	7,126	—	427,747
Preferred Stocks
Health Care Technology	—	—	5,165	5,165
Software	—	—	3,527	3,527
Total Preferred Stocks	—	—	8,692	8,692
Investment Company	9,495	—	—	9,495
Warrants	7	—	—	7
Call Options Purchased	—	225	—	225
Short-Term Investments
Investment Company	18,691	—	—	18,691
Repurchase Agreements	—	1,137	—	1,137
Total Short-Term Investments	18,691	1,137	—	19,828
Total Assets	$448,814	$8,488	$8,692	$465,994
21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Stocks (000)
Beginning Balance	$11,920
Purchases	—
Sales	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	(3,228)
Realized gains (losses)	—
Ending Balance	$8,692
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2023	$(3,228)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2023. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The Fund calculated the weighted averages of the unobservable inputs relative to each investment's fair value as of December 31, 2023:

	Fair Value at December 31, 2023 (000)	Valuation Technique	Unobservable Input	Range/ Weighted Average	Impact to Valuation from an Increase in Input*
Preferred Stocks	$8,692	Discounted Cash Flow	Weighted Average Cost of Capital	13.5%-16.5%/15.3%	Decrease
			Perpetual Growth Rate	3.0%-4.0%/3.5%	Increase
		Market Comparable Companies	Enterprise Value/ Revenue	0.9x-15.5x/4.1x	Increase
			Discount for Lack of Marketability	15.0%-18.0%/16.8%	Decrease
		Comparable Transactions	Enterprise Value/ Revenue	1.7x-15.2x/5.8x	Increase

*  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency ex-change risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Consolidated Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund writes an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2023:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$225	(a)

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2023 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(1,078	)(a)

(a) Amounts are included in Realized Loss on Investments Sold in the Consolidated Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(628	)(a)

(a) Amounts are included in Change in Unrealized Appreciation (Depreciation) on Investments in the Consolidated Statement of Operations.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

At December 31, 2023, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives(a)	Assets(b) (000)	Liabilities(b) (000)
Purchased Options	$225	$—

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(b) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2023:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Consolidated Statement of Assets and Liabilities(a) (000)	Financial Instrument (000)	Collateral Received(b) (000)	Net Amount (not less than $0) (000)
JP Morgan Chase Bank NA	$130	$—	$(130)	$0
Standard Chartered Bank	95	—	(95)	0
Total	$225	$—	$(225)	$0

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(b) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2023, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	312,134,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker/dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Consolidated Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2023:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Gross Asset Amount Presented in the Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$6,479	(a)	$—	$(6,479	)(b)(c)	$0

(a) Represents market value of loaned securities at year end.

(b) The Fund received cash collateral of approximately $6,293,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Consolidated Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $912,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Consolidated Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowings.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2023:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 Days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$6,293	$—	$—	$—	$6,293
Total Borrowings	$6,293	$—	$—	$—	$6,293
Gross amount of recognized liabilities for securities lending transactions					$6,293

7.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Consolidated Portfolio of Investments.

8.  Redemption Fees: The Fund will assess a 2% redemption fee, on Class I shares, Class A shares, Class L shares, Class C shares and Class R6 shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Consolidated Statements of Changes in Net Assets.

9.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

10.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

11.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency, co-transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 bilion	Next $500 million	Next $500 million	Over $2 billion
0.92%	0.85%	0.80%	0.75%

For the year ended December 31, 2023, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares and 0.93% for Class R6 shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2023, approximately $687,000 of advisory fees were waived and approximately $11,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the

Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

The Adviser agreed to reimburse the Fund for prior years overpayment of transfer agency and sub transfer agency fees. This was reflected as "Reimbursement of Transfer Agency and Sub Transfer Agency Fees" in the Consolidated Statement of Operations.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Consolidated Statement of Operations, amounted to approximately $3,000.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $290,362,000 and $343,550,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2023.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, advisory fees paid were reduced by approximately $15,000 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2023 is as follows:

Affiliated Investment Company	Value December 31, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$23,844	$213,965	$219,118	$399
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2023 (000)
Liquidity Fund	$—	$—	$18,691

During the year ended December 31, 2023, the Fund incurred approximately $2,000 in brokerage commissions with Morgan Stanley & Co. LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a RIC and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:		2022 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$—	$936	$108

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains

(losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2023:

Total Accumulated Loss (000)	Paid-in- Capital (000)
$2,858	$(2,858)

At December 31, 2023, the Fund had no distributable earnings on a tax basis.

At December 31, 2023, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $477,764,000 and $465,858,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2023, the Fund intends to defer to January 1, 2024 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$1,024	$—

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2023, the Fund did not have any borrowings under the Facility.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

J. Other: At December 31, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 73.0%.

K. Market Risk and Risks Relating to Certain Financial Instruments:

Bitcoin: The Fund may have exposure to cryptocurrencies indirectly through investments in GBTC, a privately offered investment vehicle that invests in bitcoin. Cryptocurrencies (also referred to as "virtual currencies" and "digital currencies") are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. For example, the bitcoin held by GBTC (and the Fund's indirect exposure to such bitcoin) is also susceptible to these risks. The value of the GBTC investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. The GBTC exposure to cryptocurrency could result in substantial losses to the Fund.

Market: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments, which may in turn impact valuation, the Fund's ability to sell securities and/or its ability to meet redemptions.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders of Inception Portfolio and the Board of Directors of
Morgan Stanley Institutional Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Inception Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2023, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the three years in the period then ended, the financial highlights for each of the two years in the period ended December 31, 2020 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2023, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, its consolidated financial highlights for each of the three years in the period then ended and its financial highlights for each of the two years in the period ended December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 29, 2024

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fun on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				87

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	88

Formerly, Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994 (Retired December 31, 2023)	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	88	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

39

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

40

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

41

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
1585 Broadway
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

42

(This page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

© 2024 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFISCGANN
6337963 EXP 02.28.25

Morgan Stanley Institutional Fund, Inc.

International Advantage Portfolio

Annual Report

December 31, 2023

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Table of Contents (unaudited)

Shareholders' Letter	2
Consolidated Expense Example	3
Investment Overview	4
Consolidated Portfolio of Investments	6
Consolidated Statement of Assets and Liabilities	8
Consolidated Statement of Operations	10
Consolidated Statements of Changes in Net Assets	11
Consolidated Financial Highlights	13
Notes to Consolidated Financial Statements	18
Report of Independent Registered Public Accounting Firm	27
Liquidity Risk Management Program	28
Federal Tax Notice	29
Important Notices	30
U.S. Customer Privacy Notice	31
Directors and Officers Information	34

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 869-6397. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this annual report, in which you will learn how your investment in International Advantage Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2024

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Expense Example (unaudited)

International Advantage Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Actual Ending Account Value 12/31/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Advantage Portfolio Class I	$1,000.00	$974.50	$1,020.42	$4.73	$4.84	0.95%
International Advantage Portfolio Class A	1,000.00	973.30	1,019.06	6.07	6.21	1.22
International Advantage Portfolio Class L	1,000.00	970.50	1,016.13	8.94	9.15	1.80
International Advantage Portfolio Class C	1,000.00	969.90	1,015.58	9.48	9.70	1.91
International Advantage Portfolio Class R6	1,000.00	975.20	1,020.97	4.18	4.28	0.84

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period.

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited)

International Advantage Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 18.38%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI All Country World ex USA Net Index (the "Index"), which returned 15.62%.

Factors Affecting Performance

•  International equities rallied during the 12-month period ended December 31, 2023. The move was driven by signs of moderating inflation and optimism that interest rates may have peaked with central banks expected to lower interest rates in 2024.

•  Our team remained focused on assessing company prospects over a longer-term period of five to ten years, and owning a portfolio of high quality companies with diverse business drivers not tied to a particular market environment.

•  The team manages focused portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. Our longer-term focus results in lower turnover than many of our peers. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process. For the 12-month period, the Fund outperformed the Index due to favorable stock selection and sector allocation.

•  The Fund's relative outperformance was primarily driven by stock selection in consumer discretionary, a sector underweight allocation to information technology and stock selection in communication services.

•  Negatively contributing to relative performance was a stock selection in financials and consumer staples and a sector overweight allocation to consumer discretionary.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. The Fund seeks long-term capital appreciation by investing primarily in international high quality established companies that the investment team believes are undervalued at the time of purchase. To achieve its objective, the investment team typically favors companies it believes have sustainable competitive advantages that can be monetized through growth. The investment process integrates analysis of sustainability with respect to disruptive change, financial strength, environmental and social externalities and governance (also referred to as ESG).

•  At the close of the period ended December 31, 2023, consumer discretionary represented the largest sector weight in the Fund, followed by information technology and financials. Our bottom-up investment process resulted in sector overweight positions in consumer discretionary, information technology and industrials, and underweight positions in materials, energy, financials, health care, consumer staples, real estate, utilities and communication services. The Fund had no energy, materials and real estate holdings at the end of the reporting period.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and R6 shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

International Advantage Portfolio

Performance Compared to the MSCI All Country World ex USA Net Index(1) and the Lipper International Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2023 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Fund — Class I Shares w/o sales charges(4)	18.38%	8.61%	9.16%	9.46%
Fund — Class A Shares w/o sales charges(4)	18.07	8.30	8.83	9.13
Fund — Class A Shares with maximum 5.25% sales charges(4)	11.85	7.14	8.24	8.68
Fund — Class L Shares w/o sales charges(4)	17.35	7.69	8.24	8.55
Fund — Class C Shares w/o sales charges(5)	17.20	7.53	—	7.78
Fund — Class C Shares with maximum 1.00% deferred sales charges(5)	16.20	7.53	—	7.78
Fund — Class R6 Shares w/o sales charges(6)	18.54	8.72	—	4.66
MSCI All Country World ex USA Net Index	15.62	7.08	3.83	4.22
Lipper International Multi-Cap Growth Funds Index	16.58	6.96	3.73	4.53

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The MSCI All Country World ex USA Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper International Multi-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 28, 2010.

(5)  Commenced offering on April 30, 2015. Class C shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion.

(6)  Commenced offering on June 15, 2018.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Portfolio of Investments

International Advantage Portfolio

	Shares	Value (000)
Common Stocks (97.6%)
Canada (14.2%)
Brookfield Corp.	2,326,934	$93,357
Brookfield Infrastructure Partners LP	2,350,903	74,030
Canada Goose Holdings, Inc. (See Note G) (a)(b)	3,980,698	47,171
Canadian Pacific Kansas City Ltd.	1,471,488	116,426
Shopify, Inc., Class A (b)	1,610,277	125,441
		456,425
Denmark (7.6%)
DSV AS	1,397,589	245,566
France (10.9%)
Hermes International	114,293	242,931
LVMH Moet Hennessy Louis Vuitton SE	88,333	71,774
Pernod Ricard SA	204,982	36,225
		350,930
Hong Kong (2.5%)
AIA Group Ltd.	9,214,500	80,193
India (7.6%)
HDFC Bank Ltd.	9,660,327	197,805
Titan Co. Ltd.	1,080,910	47,708
		245,513
Italy (7.6%)
Davide Campari-Milano NV	4,267,982	48,197
Moncler SpA	3,205,712	197,374
		245,571
Japan (4.9%)
Keyence Corp.	356,200	156,499
Netherlands (8.9%)
Adyen NV (b)	73,631	95,053
ASML Holding NV	251,118	189,566
		284,619
Sweden (3.4%)
Evolution AB	815,007	97,076
Vitrolife AB	671,873	12,974
		110,050
Switzerland (10.7%)
Chocoladefabriken Lindt & Spruengli AG (Registered)	451	54,715
Cie Financiere Richemont SA, Class A (Registered)	262,808	36,300
Kuehne & Nagel International AG (Registered)	279,480	96,448
Straumann Holding AG (Registered)	967,239	156,308
		343,771
Taiwan (3.5%)
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,087,083	113,056
	Shares	Value (000)
United Kingdom (5.6%)
Diageo PLC	881,358	$31,989
London Stock Exchange Group PLC	727,930	86,050
Rightmove PLC	8,415,200	61,860
		179,899
United States (10.2%)
Birkenstock Holding PLC (a)(b)	1,029,537	50,169
MercadoLibre, Inc. (b)	115,474	181,472
Spotify Technology SA (b)	509,196	95,683
		327,324
Total Common Stocks (Cost $2,300,667)		3,139,416
Short-Term Investments (3.4%)
Investment Company (2.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $68,632)	68,631,602	68,632
Securities held as Collateral on Loaned Securities (1.3%)
Investment Company (1.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	32,700,954	32,701
	Face Amount (000)
Repurchase Agreements (0.3%)
Citigroup, Inc., (5.33%, dated 12/29/23, due 1/2/24; proceeds $2,406; fully collateralized by U.S. Government obligations; 0.25% - 3.00% due 5/15/24 - 11/15/49; valued at $2,453)	$2,404	2,404
HSBC Securities USA, Inc., (5.33%, dated 12/29/23, due 1/2/24; proceeds $2,406; fully collateralized by a U.S. Government obligation; 0.00% due 8/15/27; valued at $2,453)	2,405	2,405
Merrill Lynch & Co., Inc., (5.31%, dated 12/29/23, due 1/2/24; proceeds $2,406; fully collateralized by a U.S. Government obligation; 4.75% due 11/15/53; valued at $2,453)	2,404	2,404
		7,213
Total Securities held as Collateral on Loaned Securities (Cost $39,914)		39,914
Total Short-Term Investments (Cost $108,546)		108,546
Total Investments (101.0%) (Cost $2,409,213) Including $56,140 of Securities Loaned (c)(d)		3,247,962
Liabilities in Excess of Other Assets (–1.0%)		(32,666)
Net Assets (100.0%)		$3,215,296

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

The accompanying notes are an integral part of the consolidated financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Portfolio of Investments (cont'd)

International Advantage Portfolio

(a)  All or a portion of this security was on loan at December 31, 2023.

(b)  Non-income producing security.

(c)  The approximate fair value and percentage of net assets, $2,242,611,000 and 69.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Consolidated Financial Statements.

(d)  At December 31, 2023, the aggregate cost for federal income tax purposes is approximately $2,445,652,000. The aggregate gross unrealized appreciation is approximately $941,799,000 and the aggregate gross unrealized depreciation is approximately $146,865,000, resulting in net unrealized appreciation of approximately $794,934,000.

ADR  American Depositary Receipt.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	43.8%
Textiles, Apparel & Luxury Goods	21.6
Semiconductors & Semiconductor Equipment	9.4
Air Freight & Logistics	7.7
Banks	6.2
Broadline Retail	5.7
Capital Markets	5.6
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2023.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the consolidated financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

International Advantage Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $2,212,685)	$3,099,458
Investments in Securities of Affiliated Issuers, at Value (Cost $196,528)	148,504
Total Investments in Securities, at Value (Cost $2,409,213)	3,247,962
Foreign Currency, at Value (Cost $1,643)	1,648
Cash	983
Receivable for Investments Sold	24,023
Tax Reclaim Receivable	4,471
Receivable for Fund Shares Sold	2,685
Receivable from Affiliate	668
Dividends Receivable	590
Receivable from Securities Lending Income	155
Other Assets	161
Total Assets	3,283,346
Liabilities:
Collateral on Securities Loaned, at Value	39,914
Payable for Investments Purchased	9,057
Deferred Capital Gain Country Tax	7,626
Payable for Advisory Fees	5,788
Payable for Fund Shares Redeemed	4,187
Payable for Sub Transfer Agency Fees — Class I	672
Payable for Sub Transfer Agency Fees — Class A	104
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	4
Payable for Administration Fees	214
Payable for Custodian Fees	127
Payable for Shareholder Services Fees — Class A	79
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	16
Payable for Professional Fees	31
Payable for Transfer Agency Fees — Class I	16
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class R6	1
Other Liabilities	213
Total Liabilities	68,050
Net Assets	$3,215,296
Net Assets Consist of:
Paid-in-Capital	$3,118,760
Total Distributable Earnings	96,536
Net Assets	$3,215,296

The accompanying notes are an integral part of the consolidated financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

International Advantage Portfolio

Consolidated Statement of Assets and Liabilities (cont'd)	December 31, 2023 (000)
CLASS I:
Net Assets	$2,625,192
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	116,767,609
Net Asset Value, Offering and Redemption Price Per Share	$22.48
CLASS A:
Net Assets	$375,712
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	17,164,709
Net Asset Value, Redemption Price Per Share	$21.89
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.21
Maximum Offering Price Per Share	$23.10
CLASS L:
Net Assets	$421
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	20,357
Net Asset Value, Offering and Redemption Price Per Share	$20.70
CLASS C:
Net Assets	$19,092
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	939,878
Net Asset Value, Offering and Redemption Price Per Share	$20.31
CLASS R6:
Net Assets	$194,879
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	8,635,750
Net Asset Value, Offering and Redemption Price Per Share	$22.57
(1) Including: Securities on Loan, at Value:	$56,140

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

International Advantage Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2023 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $4,575 of Foreign Taxes Withheld)	$32,685
Dividends from Security of Affiliated Issuer (Note G)	6,947
Income from Securities Loaned — Net	511
Total Investment Income	40,143
Expenses:
Advisory Fees (Note B)	25,346
Sub Transfer Agency Fees — Class I	2,748
Sub Transfer Agency Fees — Class A	547
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	13
Administration Fees (Note C)	2,650
Shareholder Services Fees — Class A (Note D)	1,055
Distribution and Shareholder Services Fees — Class L (Note D)	3
Distribution and Shareholder Services Fees — Class C (Note D)	216
Custodian Fees (Note F)	471
Registration Fees	224
Transfer Agency Fees — Class I (Note E)	186
Transfer Agency Fees — Class A (Note E)	12
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	4
Transfer Agency Fees — Class R6 (Note E)	8
Professional Fees	202
Shareholder Reporting Fees	184
Directors' Fees and Expenses	57
Pricing Fees	2
Other Expenses	297
Total Expenses	34,227
Reimbursement of Transfer Agency and Sub Transfer Agency Fees (Note B)	(634)
Rebate from Morgan Stanley Affiliate (Note G)	(271)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Net Expenses	33,320
Net Investment Income	6,823
Realized Loss:
Investments Sold (Net of $1,282 of Capital Gain Country Tax)	(263,265)
Investments in Affiliates	(12,417)
Foreign Currency Translation	(388)
Net Realized Loss	(276,070)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $880)	800,053
Investments in Affiliates	(14,091)
Foreign Currency Translation	321
Net Change in Unrealized Appreciation (Depreciation)	786,283
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	510,213
Net Increase in Net Assets Resulting from Operations	$517,036

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

International Advantage Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$6,823	$(1,761)
Net Realized Loss	(276,070)	(507,276)
Net Change in Unrealized Appreciation (Depreciation)	786,283	(1,807,638)
Net Increase (Decrease) in Net Assets Resulting from Operations	517,036	(2,316,675)
Dividends and Distributions to Shareholders:
Class I	(1,347)	(106,371)
Class A	—	(18,096)
Class L	—	(19)
Class C	—	(1,097)
Class R6*	(306)	(5,293)
Total Dividends and Distributions to Shareholders	(1,653)	(130,876)
Capital Share Transactions, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:(1)
Class I:
Subscribed	700,852	1,559,230
Distributions Reinvested	1,319	101,013
Redeemed	(893,543)	(2,650,303)
Class A:
Subscribed	131,644	663,938
Distributions Reinvested	—	18,093
Redeemed	(207,529)	(772,431)
Class L:
Exchanged	—	221
Distributions Reinvested	—	19
Redeemed	(52)	(20)
Class C:
Subscribed	993	2,926
Distributions Reinvested	—	1,087
Redeemed	(6,747)	(8,977)
Class R6:*
Subscribed	99,191	71,870
Distributions Reinvested	223	3,476
Redeemed	(47,200)	(135,096)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(220,849)	(1,144,954)
Redemption Fees	—	9
Total Increase (Decrease) in Net Assets	294,534	(3,592,496)
Net Assets:
Beginning of Period	2,920,762	6,513,258
End of Period	$3,215,296	$2,920,762

The accompanying notes are an integral part of the consolidated financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

International Advantage Portfolio

Consolidated Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	32,920	68,230
Shares Issued on Distributions Reinvested	59	5,283
Shares Redeemed	(41,998)	(126,582)
Net Decrease in Class I Shares Outstanding	(9,019)	(53,069)
Class A:
Shares Subscribed	6,446	32,799
Shares Issued on Distributions Reinvested	—	970
Shares Redeemed	(10,212)	(38,999)
Net Decrease in Class A Shares Outstanding	(3,766)	(5,230)
Class L:
Shares Exchanged	—	13
Shares Issued on Distributions Reinvested	—	1
Shares Redeemed	(2)	(1)
Net Increase (Decrease) in Class L Shares Outstanding	(2)	13
Class C:
Shares Subscribed	51	132
Shares Issued on Distributions Reinvested	—	62
Shares Redeemed	(349)	(487)
Net Decrease in Class C Shares Outstanding	(298)	(293)
Class R6:*
Shares Subscribed	4,554	2,832
Shares Issued on Distributions Reinvested	10	181
Shares Redeemed	(2,238)	(5,708)
Net Increase (Decrease) in Class R6 Shares Outstanding	2,326	(2,695)

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

The accompanying notes are an integral part of the consolidated financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

International Advantage Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$19.00		$30.30		$27.05		$20.45		$15.74
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	0.05		0.00	(3)	(0.08)		(0.07)		0.06
Net Realized and Unrealized Gain (Loss)	3.44		(10.43)		3.63		6.68		4.67
Total from Investment Operations	3.49		(10.43)		3.55		6.61		4.73
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		—		—		(0.01)		(0.00	)(3)
Net Realized Gain	—		(0.87)		(0.30)		—		(0.02)
Total Distributions	(0.01)		(0.87)		(0.30)		(0.01)		(0.02)
Redemption Fees	—		0.00	(3)	0.00	(3)	—		0.00	(3)
Net Asset Value, End of Period	$22.48		$19.00		$30.30		$27.05		$20.45
Total Return(4)	18.38	%(5)	(34.46)%		13.16%		32.33%		30.09%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,625,192		$2,390,415		$5,419,831		$3,841,122		$1,900,219
Ratio of Expenses Before Expense Limitation	1.00%		1.01%		0.97%		N/A		1.03%
Ratio of Expenses After Expense Limitation	0.97	%(6)(7)	1.01	%(7)	0.97	%(7)	0.98	%(7)	0.98	%(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		N/A		0.98	%(7)	N/A
Ratio of Net Investment Income (Loss)	0.24	%(6)(7)	0.00	%(7)	(0.28	)%(7)	(0.31	)%(7)	0.32	%(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.00	%(8)	0.00	%(8)	0.01%		0.02%
Portfolio Turnover Rate	32%		19%		22%		18%		15%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class I shares.

(6)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class I shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.99%	0.22%

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

International Advantage Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$18.54		$29.69		$26.58		$20.16		$15.56
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.01)		(0.06)		(0.17)		(0.13)		0.01
Net Realized and Unrealized Gain (Loss)	3.36		(10.22)		3.58		6.56		4.61
Total from Investment Operations	3.35		(10.28)		3.41		6.43		4.62
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.01)		—
Net Realized Gain	—		(0.87)		(0.30)		—		(0.02)
Total Distributions	—		(0.87)		(0.30)		(0.01)		(0.02)
Redemption Fees	—		0.00	(3)	0.00	(3)	—		0.00	(3)
Net Asset Value, End of Period	$21.89		$18.54		$29.69		$26.58		$20.16
Total Return(4)	18.07	%(5)	(34.66)%		12.87%		31.90%		29.72%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$375,712		$388,125		$776,662		$589,317		$379,237
Ratio of Expenses Before Expense Limitation	1.27%		1.30%		1.26%		N/A		1.30%
Ratio of Expenses After Expense Limitation	1.25	%(6)(7)	1.30	%(7)	1.26	%(7)	1.27	%(7)	1.28	%(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		N/A		1.27	%(7)	N/A
Ratio of Net Investment Income (Loss)	(0.03	)%(6)(7)	(0.27	)%(7)	(0.57	)%(7)	(0.60	)%(7)	0.04	%(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.00	%(8)	0.00	%(8)	0.01%		0.02%
Portfolio Turnover Rate	32%		19%		22%		18%		15%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class A shares.

(6)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class A shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	1.26%	(0.04)%

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

International Advantage Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$17.64		$28.46		$25.64		$19.56		$15.18
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.12)		(0.18)		(0.32)		(0.24)		(0.09)
Net Realized and Unrealized Gain (Loss)	3.18		(9.77)		3.44		6.33		4.49
Total from Investment Operations	3.06		(9.95)		3.12		6.09		4.40
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.01)		—
Net Realized Gain	—		(0.87)		(0.30)		—		(0.02)
Total Distributions	—		(0.87)		(0.30)		(0.01)		(0.02)
Redemption Fees	—		0.00	(3)	0.00	(3)	—		0.00	(3)
Net Asset Value, End of Period	$20.70		$17.64		$28.46		$25.64		$19.56
Total Return(4)	17.35	%(5)	(35.00)%		12.21%		31.14%		29.01%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$421		$403		$279		$350		$226
Ratio of Expenses Before Expense Limitation	2.26%		2.55%		2.29%		2.48%		2.59%
Ratio of Expenses After Expense Limitation	1.82	%(6)(7)	1.85	%(7)	1.85	%(7)	1.84	%(7)	1.83	%(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		N/A		1.84	%(7)	N/A
Ratio of Net Investment Loss	(0.61	)%(6)(7)	(0.93	)%(7)	(1.16	)%(7)	(1.17	)%(7)	(0.48	)%(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.00	%(8)	0.00	%(8)	0.01%		0.02%
Portfolio Turnover Rate	32%		19%		22%		18%		15%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class L shares.

(6)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class L shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	1.84%	(0.63)%

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

International Advantage Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$17.33		$28.03		$25.29		$19.31		$15.02
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.14)		(0.20)		(0.35)		(0.26)		(0.12)
Net Realized and Unrealized Gain (Loss)	3.12		(9.63)		3.39		6.25		4.43
Total from Investment Operations	2.98		(9.83)		3.04		5.99		4.31
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.01)		—
Net Realized Gain	—		(0.87)		(0.30)		—		(0.02)
Total Distributions	—		(0.87)		(0.30)		(0.01)		(0.02)
Redemption Fees	—		0.00	(3)	0.00	(3)	—		0.00	(3)
Net Asset Value, End of Period	$20.31		$17.33		$28.03		$25.29		$19.31
Total Return(4)	17.20	%(5)	(35.11)%		12.06%		31.03%		28.72%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$19,092		$21,455		$42,922		$24,926		$18,180
Ratio of Expenses Before Expense Limitation	1.97%		2.01%		1.96%		N/A		2.03%
Ratio of Expenses After Expense Limitation	1.94	%(6)(7)	2.01	%(7)	1.96	%(7)	1.97	%(7)	2.01	%(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		N/A		1.97	%(7)	N/A
Ratio of Net Investment Loss	(0.73	)%(6)(7)	(1.02	)%(7)	(1.27	)%(7)	(1.29	)%(7)	(0.69	)%(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.00	%(8)	0.00	%(8)	0.01%		0.02%
Portfolio Turnover Rate	32%		19%		22%		18%		15%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class C shares.

(6)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class C shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	1.96%	(0.75)%

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

International Advantage Portfolio

	Class R6(1)
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(2)		2019(2)
Net Asset Value, Beginning of Period	$19.08		$30.38		$27.09		$20.46		$15.75
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.07		—		(0.06)		(0.06)		0.05
Net Realized and Unrealized Gain (Loss)	3.46		(10.43)		3.65		6.70		4.69
Total from Investment Operations	3.53		(10.43)		3.59		6.64		4.74
Distributions from and/or in Excess of:
Net Investment Income	(0.04)		—		—		(0.01)		(0.01)
Net Realized Gain	—		(0.87)		(0.30)		—		(0.02)
Total Distributions	(0.04)		(0.87)		(0.30)		(0.01)		(0.03)
Redemption Fees	—		0.00	(4)	0.00	(4)	—		0.00	(4)
Net Asset Value, End of Period	$22.57		$19.08		$30.38		$27.09		$20.46
Total Return(5)	18.54	%(6)	(34.40)%		13.29%		32.46%		30.14%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$194,879		$120,364		$273,564		$98,182		$774
Ratio of Expenses Before Expense Limitation	0.89%		0.89%		0.87%		N/A		3.28%
Ratio of Expenses After Expense Limitation	0.86	%(7)(8)	0.89	%(8)	0.87	%(8)	0.89	%(8)	0.93	%(8)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		N/A		0.89	%(8)	N/A
Ratio of Net Investment Income (Loss)	0.35	%(7)(8)	0.01	%(8)	(0.19	)%(8)	(0.26	)%(8)	0.24	%(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.00	%(9)	0.00	%(9)	0.01%		0.02%
Portfolio Turnover Rate	32%		19%		22%		18%		15%

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class R6 shares.

(7)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class R6 shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.88%	0.33%

(8)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(9)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-three separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Consolidated Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying consolidated financial statements relates to the International Advantage Portfolio. The Fund seeks long-term capital appreciation.

The Fund has issued five classes of shares — Class I, Class A, Class L, Class C and Class R6. Class C shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors. Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, International Advantage Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest in bitcoin indirectly through cash settled futures or indirectly through investments in Grayscale Bitcoin Trust (BTC) ("GBTC"), a privately offered investment vehicle that invests in bitcoin. The Fund is the sole shareholder of the

Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of December 31, 2023, the Subsidiary represented 0% of the net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to bitcoin within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (5) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$—	$245,566	$—	$245,566
Banks	—	197,805	—	197,805
Beverages	—	116,411	—	116,411
Biotechnology	—	12,974	—	12,974
Broadline Retail	181,472	—	—	181,472
Capital Markets	93,357	86,050	—	179,407
Electronic Equipment, Instruments & Components	—	156,499	—	156,499
Entertainment	95,683	—	—	95,683
Financial Services	—	95,053	—	95,053
Food Products	—	54,715	—	54,715
Ground Transportation	116,426	—	—	116,426
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Health Care Equipment & Supplies	$—	$156,308	$—	$156,308
Hotels, Restaurants & Leisure	—	97,076	—	97,076
Information Technology Services	125,441	—	—	125,441
Insurance	—	80,193	—	80,193
Interactive Media & Services	—	61,860	—	61,860
Marine Transportation	—	96,448	—	96,448
Multi-Utilities	74,030	—	—	74,030
Semiconductors & Semiconductor Equipment	113,056	189,566	—	302,622
Textiles, Apparel & Luxury Goods	97,340	596,087	—	693,427
Total Common Stocks	896,805	2,242,611	—	3,139,416
Short-Term Investments
Investment Company	101,333	—	—	101,333
Repurchase Agreements	—	7,213	—	7,213
Total Short-Term Investments	101,333	7,213	—	108,546
Total Assets	$998,138	$2,249,824	$—	$3,247,962

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the
20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker/dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Consolidated Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2023:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$56,140	(a)	$—	$(56,140	)(b)(c)	$0

(a) Represents market value of loaned securities at year end.

(b) The Fund received cash collateral of approximately $39,914,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Consolidated Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $18,886,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Consolidated Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowings.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2023:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 Days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$39,914	$—	$—	$—	$39,914
Total Borrowings	$39,914	$—	$—	$—	$39,914
Gross amount of recognized liabilities for securities lending transactions					$39,914

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency, co-transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.80%	0.75%

For the year ended December 31, 2023, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.76% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares and 0.95% for Class R6 shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2023, approximately $2,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

The Adviser agreed to reimburse the Fund for prior years overpayment of transfer agency and sub transfer agency fees. This was reflected as "Reimbursement of Transfer Agency and Sub Transfer Agency Fees" in the Consolidated Statement of Operations.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Consolidated Statement of Operations, amounted to approximately $19,000.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $1,018,005,000 and $1,253,271,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2023.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, advisory fees paid were reduced by approximately $271,000 relating to the Fund's investment in the Liquidity Fund.

The Fund may invest in affiliated entities, deemed to be affiliates as a result of the Fund owning five percent or more of the entity's voting securities.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2023 is as follows:

Affiliated Investment Company/Issuer	Value December 31, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$28,591	$1,078,213	$1,005,471	$6,947
Canada Goose Holdings, Inc.	77,258	5,768	9,347	—
Total	$105,849	$1,083,981	$1,014,818	$6,947
Affiliated Investment Company/Issuer (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2023 (000)
Liquidity Fund	$—	$—	$101,333
Canada Goose Holdings, Inc.	(12,417)	(14,091)	47,171
Total	$(12,417)	$(14,091)	$148,504

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a RIC and distribute all of its taxable and tax-exempt income. Accordingly, no provision for

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:		2022 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,653	$0	$—	$130,876

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to a prior year tax return adjustment, resulted in the following reclassifications among the components of net assets at December 31, 2023:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$(479)	$479

At December 31, 2023, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$3,517	$—

At December 31, 2023, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $54,799,000 and $642,664,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2023, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 66.4%.

K. Market Risk and Risks Relating to Certain Financial Instruments:

Bitcoin: The Fund may have exposure to cryptocurrencies indirectly through investments in GBTC, a privately offered investment vehicle that invests in bitcoin. Cryptocurrencies

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

(also referred to as "virtual currencies" and "digital currencies") are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. For example, the bitcoin held by GBTC (and the Fund's indirect exposure to such bitcoin) is also susceptible to these risks. The value of the GBTC investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. The GBTC exposure to cryptocurrency could result in substantial losses to the Fund.

Market: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments, which may in turn impact valuation, the Fund's ability to sell securities and/or its ability to meet redemptions.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders of International Advantage Portfolio
and the Board of Directors of
Morgan Stanley Institutional Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of International Advantage Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2023, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the three years in the period then ended, the financial highlights for each of the two years in the period ended December 31, 2020 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2023, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, its consolidated financial highlights for each of the three years in the period then ended and its financial highlights for each of the two years in the period ended December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 29, 2024

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2023 When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $7,460,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $5,806,000 and has derived net income from sources within foreign countries amounting to approximately $37,204,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fun on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				87

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	88

Formerly, Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994 (Retired December 31, 2023)	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	88	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
1585 Broadway
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

39

(This page has been left blank intentionally.)

(This page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

© 2024 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIAANN
6338258 EXP 02.28.25

Morgan Stanley Institutional Fund, Inc.

International Equity Portfolio

Annual Report

December 31, 2023

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Table of Contents (unaudited)

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	26
Liquidity Risk Management Program	27
Federal Tax Notice	28
Important Notices	29
U.S. Customer Privacy Notice	30
Directors and Officers Information	33

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 869-6397. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this annual report, in which you will learn how your investment in International Equity Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2024

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Expense Example (unaudited)

International Equity Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Actual Ending Account Value 12/31/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Equity Portfolio Class I	$1,000.00	$1,019.60	$1,020.52	$4.73	$4.74	0.93%
International Equity Portfolio Class A	1,000.00	1,017.30	1,018.70	6.56	6.56	1.29
International Equity Portfolio Class L	1,000.00	1,014.90	1,016.23	9.04	9.05	1.78
International Equity Portfolio Class C	1,000.00	1,013.60	1,014.97	10.30	10.31	2.03
International Equity Portfolio Class R6	1,000.00	1,019.90	1,020.72	4.53	4.53	0.89

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period.

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited)

International Equity Portfolio

The Fund seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

Performance

For the fiscal year ended December 31, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 16.91%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI EAFE Index (the "Index"), which returned 18.24%.

Factors Affecting Performance

•  The Index delivered an impressive +18.2% in 2023. All sectors finished positive in 2023, with information technology leading. Helped by its exposure to the artificial intelligence (AI) euphoria, the sector returned a remarkable +36% in the year. Industrials was the other notable performer in the year, finishing up +28%. The defensive consumer staples and health care sectors lagged for much of 2023, finishing the year up a mere +4% and +9%, respectively, 10 percentage points or so behind the Index. Energy ended the year up +12% after its stellar 2022.

•  Geographically, EAFE was 8 percentage points behind the U.S. (+26%) in the year as the "Magnificent Seven"(i) drove returns in the U.S. equity market. Euroland was strong, with Germany, Italy, Spain and France finishing ahead for 2023. Elsewhere in Europe, Switzerland and the U.K. both managed to finish the year slightly ahead of the Index. Performance among major markets in Asia was more mixed. Hong Kong finished as the weakest performing market in the year, down –15% given the concerns about the Chinese economy. Singapore also finished the year behind the Index, while Japan held up better and finished ahead for the year, up 20%. (Country performance is shown in U.S. dollar terms, unless otherwise noted.)

•  For 2023, the Fund's relative underperformance was due to stock selection, largely driven by weakness in financials and, to a lesser extent, industrials. While not enough to compensate, the portfolio did benefit from relative strength in information technology and communication services. Conversely, sector allocation was positive relative to the Index thanks to the overweight to information technology, which more than offset the drag from the overweight to consumer staples.

Management Strategies

•  As of the close the period, the MSCI World Index's(ii) current forward multiple did not look cheap, particularly as it is based on an arguably optimistic, double-digit earnings growth assumption for 2024 and 2025. This looks demanding given expected 2024 nominal gross domestic product growth in developed markets of 3%-4% and seems to imply that margins will have to rise further from already close to peak levels.(iii) The multiples on these potentially optimistic earnings also look high. The MSCI World finished 2023 at 17.3x 12-month forward earnings, and the S&P 500 Index at virtually 20x.(iv) The overall setup strikes us as an unfavorable asymmetry, with upside limited due to the ambitious earnings estimates and high multiples, while there could be plenty of downside if there is a recession.

•  There are only two ways of losing money in equities, the earnings going away and the multiple going away. In terms of the former, we estimate that 60% of the portfolio is currently invested in compounders as of period-end, which should provide some earnings robustness if there is indeed a downturn. We do have the ability to invest in attractive value opportunities alongside the compounders and have made some modest tentative initial moves in the reporting period in the commodity sectors, but we did not see a wide enough margin of relative safety in the value areas at

(i)  The "Magnificent Seven" are Alphabet, Amazon, Apple, Meta, Microsoft, Nvidia and Tesla.

(ii)  The MSCI World Net Index is a free float adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The index is unmanaged and does not include any expenses, fees or sales charges. It is not possible to invest directly in an index. Any index referred to herein is the intellectual property (including registered trademarks) of the applicable licensor.

(iii)  Source: Bloomberg L.P.

(iv)  Source: FactSet. The S&P 500 Index measures the performance of the large-cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The S&P Index is one of the most widely used benchmarks of U.S. equity performance.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

International Equity Portfolio

that time to make a more significant shift. As for the valuation risk, focusing on the EAFE (Europe, Australasia and Far East) market does help, with the Index's 13.3x forward price-to-earnings (P/E) multiple at a near record 33% discount to the U.S. multiple of 19.8x.(iv) There is still a 25% discount if the Magnificent Seven are excluded from the U.S. figure.(iv) In addition, the portfolio looks attractively valued relative to the Index given its quality. It trades on a 15% premium in P/E terms, but this premium virtually disappears to 1% in free cash flow terms, and this for a portfolio with returns on capital that are 35% higher than the Index and gross margins that are 27% better, even before considering the stronger growth prospects, with 12% annualized earnings growth expected over the next two years, as against 7% for the Index.(iv)

•  Our argument is that "nobody knows anything" about the macro and geopolitical outturn for 2024, but that the market seems unnervingly confident, given earnings forecasts and multiples. Our proposed solution is to invest in a quality-biased portfolio at a defensible valuation.

* Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and R6 shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

(iv)  Source: FactSet. The S&P 500 Index measures the performance of the large-cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The S&P Index is one of the most widely used benchmarks of U.S. equity performance.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

International Equity Portfolio

Performance Compared to the MSCI EAFE Index(1) and the Lipper International Large-Cap Core Funds Index(2)

	Period Ended December 31, 2023 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Fund — Class I Shares w/o sales charges(4)	16.91%	6.99%	3.40%	7.64%
Fund — Class A Shares w/o sales charges(5)	16.38	6.70	3.07	6.62
Fund — Class A Shares with maximum 5.25% sales charges(5)	10.27	5.56	2.52	6.42
Fund — Class L Shares w/o sales charges(6)	15.80	6.09	2.53	5.16
Fund — Class C Shares w/o sales charges(8)	15.56	5.82	—	2.47
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	14.56	5.82	—	2.47
Fund — Class R6 Shares w/o sales charges(7)	16.96	7.02	3.44	4.06
MSCI EAFE Net Index	18.24	8.16	4.28	4.71
Lipper International Large-Cap Core Funds Index	16.82	7.51	3.72	—

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper International Large-Cap Core Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on August 4, 1989.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on June 14, 2012.

(7)  Commenced offering on September 13, 2013.

(8)  Commenced offering on April 30, 2015. Class C shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Portfolio of Investments

International Equity Portfolio

	Shares	Value (000)
Common Stocks (97.7%)
Australia (1.2%)
Aristocrat Leisure Ltd.	565,174	$15,703
Belgium (1.1%)
KBC Group NV	239,000	15,511
Canada (6.9%)
Barrick Gold Corp. (LSE)	1,966,603	35,531
Constellation Software, Inc.	17,863	44,289
Tourmaline Oil Corp.	309,868	13,935
		93,755
China (0.5%)
Minth Group Ltd. (a)	3,280,000	6,634
Denmark (3.7%)
Carlsberg AS Series B	239,471	30,050
Tryg AS	958,614	20,861
		50,911
Finland (1.9%)
Kone OYJ, Class B	520,833	26,053
France (13.4%)
AXA SA	655,074	21,392
L'Oreal SA	32,509	16,206
Legrand SA	277,963	28,946
LVMH Moet Hennessy Louis Vuitton SE	25,274	20,536
Pernod Ricard SA	138,030	24,393
Safran SA	156,543	27,600
Sanofi	214,014	21,267
Thales SA	149,896	22,196
		182,536
Germany (14.2%)
adidas AG	26,377	5,360
Deutsche Boerse AG	116,396	23,970
Deutsche Post AG (Registered)	491,151	24,310
Infineon Technologies AG	524,182	21,891
Knorr-Bremse AG	248,961	16,079
Merck KGaA	80,527	12,821
MTU Aero Engines AG	49,576	10,681
QIAGEN NV (b)	790,104	34,351
SAP SE	286,924	44,164
		193,627
Hong Kong (1.9%)
AIA Group Ltd. (a)	3,055,600	26,593
Italy (1.7%)
Moncler SpA	366,319	22,554
Japan (3.0%)
Hoya Corp.	122,300	15,231
Keyence Corp.	16,800	7,381
Shiseido Co. Ltd.	249,700	7,527
SMC Corp.	19,100	10,217
		40,356
	Shares	Value (000)
Korea, Republic of (3.1%)
Samsung Electronics Co. Ltd.	511,634	$31,054
SK Hynix, Inc.	107,832	11,769
		42,823
Netherlands (5.2%)
Heineken NV	416,784	42,345
Universal Music Group NV	1,028,793	29,369
		71,714
Singapore (1.7%)
DBS Group Holdings Ltd.	908,400	22,972
Sweden (8.1%)
Atlas Copco AB, Class A	1,023,057	17,628
Boliden AB (b)	338,453	10,594
Epiroc AB, Class A	861,854	17,348
Evolution AB	122,311	14,569
Hexagon AB, Class B	2,307,597	27,717
Svenska Handelsbanken AB, Class A	2,078,335	22,586
		110,442
Switzerland (5.2%)
Alcon, Inc.	102,118	7,989
Novartis AG (Registered)	154,616	15,618
Partners Group Holding AG	3,153	4,559
Roche Holding AG (Genusschein)	89,733	26,085
UBS Group AG (Registered) (b)	563,466	17,502
		71,753
Taiwan (2.7%)
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	358,914	37,327
United Kingdom (22.2%)
Anglo American PLC	479,237	11,994
Associated British Foods PLC	605,120	18,238
AstraZeneca PLC	219,994	29,675
BP PLC	2,273,625	13,478
British American Tobacco PLC	802,429	23,478
Experian PLC	418,966	17,092
Halma PLC	878,343	25,539
Hiscox Ltd.	1,386,274	18,627
Legal & General Group PLC	3,702,630	11,833
Prudential PLC	1,737,005	19,598
Reckitt Benckiser Group PLC	430,138	29,681
RELX PLC (Euronext NV)	461,351	18,279
RELX PLC (LSE)	406,641	16,133
Rightmove PLC	1,635,326	12,021
Shell PLC	1,175,682	38,485
		304,151
Total Common Stocks (Cost $940,086)		1,335,415

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Portfolio of Investments (cont'd)

International Equity Portfolio

	No. of Warrants	Value (000)
Warrants (0.0%)‡
Canada (0.0%)‡
Constellation Software, Inc. expires 3/31/40 (b) (Cost $—)	18,454	$96
	Shares
Short-Term Investment (1.8%)
Investment Company (1.8%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (c)(d) (Cost $24,332)	24,331,922	24,332
Total Investments (99.5%) (Cost $964,418) (c)(d)		1,359,843
Other Assets in Excess of Liabilities (0.5%)		7,304
Net Assets (100.0%)		$1,367,147

‡  Amount is less than 0.05%.

(a)  Security trades on the Hong Kong exchange.

(b)  Non-income producing security.

(c)  The approximate fair value and percentage of net assets, $1,204,333,000 and 88.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Financial Statements.

(d)  At December 31, 2023, the aggregate cost for federal income tax purposes is approximately $983,489,000. The aggregate gross unrealized appreciation is approximately $412,975,000 and the aggregate gross unrealized depreciation is approximately $36,576,000, resulting in net unrealized appreciation of approximately $376,399,000.

ADR  American Depositary Receipt.

Euronext NV  Euronext Amsterdam Stock Market.

LSE  London Stock Exchange.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	58.2%
Insurance	8.8
Pharmaceuticals	7.8
Beverages	7.1
Software	6.5
Machinery	6.5
Semiconductors & Semiconductor Equipment	5.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

International Equity Portfolio

Statement of Assets and Liabilities	December 31, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $940,086)	$1,335,511
Investment in Security of Affiliated Issuer, at Value (Cost $24,332)	24,332
Total Investments in Securities, at Value (Cost $964,418)	1,359,843
Foreign Currency, at Value (Cost $3,074)	3,101
Tax Reclaim Receivable	5,514
Dividends Receivable	1,248
Receivable for Fund Shares Sold	309
Receivable from Affiliate	88
Other Assets	156
Total Assets	1,370,259
Liabilities:
Payable for Advisory Fees	2,344
Payable for Fund Shares Redeemed	236
Payable for Sub Transfer Agency Fees — Class I	203
Payable for Sub Transfer Agency Fees — Class A	9
Payable for Sub Transfer Agency Fees — Class L	1
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	92
Payable for Custodian Fees	45
Payable for Professional Fees	23
Payable for Shareholder Services Fees — Class A	9
Payable for Distribution and Shareholder Services Fees — Class L	2
Payable for Distribution and Shareholder Services Fees — Class C	1
Payable for Transfer Agency Fees — Class I	3
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class R6	—	@
Other Liabilities	143
Total Liabilities	3,112
Net Assets	$1,367,147
Net Assets Consist of:
Paid-in-Capital	$996,218
Total Distributable Earnings	370,929
Net Assets	$1,367,147

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

International Equity Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2023 (000)
CLASS I:
Net Assets	$1,078,331
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	79,411,428
Net Asset Value, Offering and Redemption Price Per Share	$13.58
CLASS A:
Net Assets	$43,492
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,169,654
Net Asset Value, Redemption Price Per Share	$13.72
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.76
Maximum Offering Price Per Share	$14.48
CLASS L:
Net Assets	$3,843
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	288,905
Net Asset Value, Offering and Redemption Price Per Share	$13.30
CLASS C:
Net Assets	$1,109
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	85,412
Net Asset Value, Offering and Redemption Price Per Share	$12.98
CLASS R6:
Net Assets	$240,372
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	17,718,905
Net Asset Value, Offering and Redemption Price Per Share	$13.57

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

International Equity Portfolio

Statement of Operations	Year Ended December 31, 2023 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $3,633 of Foreign Taxes Withheld)	$34,150
Dividends from Security of Affiliated Issuer (Note G)	1,009
Total Investment Income	35,159
Expenses:
Advisory Fees (Note B)	10,945
Sub Transfer Agency Fees — Class I	699
Sub Transfer Agency Fees — Class A	422
Sub Transfer Agency Fees — Class L	2
Sub Transfer Agency Fees — Class C	1
Administration Fees (Note C)	1,094
Shareholder Services Fees — Class A (Note D)	545
Distribution and Shareholder Services Fees — Class L (Note D)	29
Distribution and Shareholder Services Fees — Class C (Note D)	11
Professional Fees	243
Custodian Fees (Note F)	171
Registration Fees	89
Shareholder Reporting Fees	48
Transfer Agency Fees — Class I (Note E)	23
Transfer Agency Fees — Class A (Note E)	9
Transfer Agency Fees — Class L (Note E)	4
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class R6 (Note E)	4
Directors' Fees and Expenses	27
Pricing Fees	5
Other Expenses	139
Total Expenses	14,513
Reimbursement of Class Specific Expenses — Class I (Note B)	(366)
Reimbursement of Class Specific Expenses — Class A (Note B)	(126)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(3)
Reimbursement of Class Specific Expenses — Class R6 (Note B)	(4)
Waiver of Advisory Fees (Note B)	(311)
Reimbursement of Transfer Agency and Sub Transfer Agency Fees (Note B)	(106)
Rebate from Morgan Stanley Affiliate (Note G)	(40)
Net Expenses	13,556
Net Investment Income	21,603
Realized Gain (Loss):
Investments Sold	25,871
Foreign Currency Translation	(142)
Net Realized Gain	25,729
Change in Unrealized Appreciation (Depreciation):
Investments	164,421
Foreign Currency Translation	344
Net Change in Unrealized Appreciation (Depreciation)	164,765
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	190,494
Net Increase in Net Assets Resulting from Operations	$212,097

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

International Equity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$21,603	$26,245
Net Realized Gain	25,729	47,953
Net Change in Unrealized Appreciation (Depreciation)	164,765	(376,669)
Net Increase (Decrease) in Net Assets Resulting from Operations	212,097	(302,471)
Dividends and Distributions to Shareholders:
Class I	(46,352)	(53,459)
Class A	(1,036)	(24,782)
Class L	(134)	(236)
Class C	(37)	(41)
Class R6*	(10,417)	(17,483)
Total Dividends and Distributions to Shareholders	(57,976)	(96,001)
Capital Share Transactions, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:(1)
Class I:
Subscribed	347,460	115,376
Distributions Reinvested	46,225	52,242
Redeemed	(145,138)	(686,551)
Class A:
Subscribed	1,776	433,632
Distributions Reinvested	1,009	24,701
Redeemed	(326,077)	(144,154)
Class L:
Exchanged	—	116
Distributions Reinvested	133	234
Redeemed	(287)	(1,120)
Class C:
Subscribed	90	639
Distributions Reinvested	37	41
Redeemed	(239)	(317)
Class R6:*
Subscribed	25,604	18,642
Distributions Reinvested	9,991	16,920
Redeemed	(69,924)	(159,747)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(109,340)	(329,346)
Total Increase (Decrease) in Net Assets	44,781	(727,818)
Net Assets:
Beginning of Period	1,322,366	2,050,184
End of Period	$1,367,147	$1,322,366

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

International Equity Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	25,814	8,805
Shares Issued on Distributions Reinvested	3,489	4,321
Shares Redeemed	(10,954)	(52,679)
Net Increase (Decrease) in Class I Shares Outstanding	18,349	(39,553)
Class A:
Shares Subscribed	135	33,633
Shares Issued on Distributions Reinvested	75	2,055
Shares Redeemed	(24,428)	(12,173)
Net Increase (Decrease) in Class A Shares Outstanding	(24,218)	23,515
Class L:
Shares Exchanged	—	9
Shares Issued on Distributions Reinvested	10	20
Shares Redeemed	(22)	(90)
Net Decrease in Class L Shares Outstanding	(12)	(61)
Class C:
Shares Subscribed	7	53
Shares Issued on Distributions Reinvested	3	4
Shares Redeemed	(19)	(26)
Net Increase (Decrease) in Class C Shares Outstanding	(9)	31
Class R6:*
Shares Subscribed	1,911	1,465
Shares Issued on Distributions Reinvested	755	1,401
Shares Redeemed	(5,170)	(12,447)
Net Decrease in Class R6 Shares Outstanding	(2,504)	(9,581)

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

International Equity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$12.14		$15.22		$16.20		$14.74		$13.49
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.22		0.23		0.29		0.18		0.28
Net Realized and Unrealized Gain (Loss)	1.82		(2.40)		0.34		1.50		2.47
Total from Investment Operations	2.04		(2.17)		0.63		1.68		2.75
Distributions from and/or in Excess of:
Net Investment Income	(0.31)		(0.13)		(0.33)		(0.22)		(0.32)
Net Realized Gain	(0.29)		(0.78)		(1.28)		—		(1.18)
Total Distributions	(0.60)		(0.91)		(1.61)		(0.22)		(1.50)
Redemption Fees	—		—		—		—		0.00	(2)
Net Asset Value, End of Period	$13.58		$12.14		$15.22		$16.20		$14.74
Total Return(3)	16.91	%(4)	(14.18)%		4.19%		11.42%		20.37%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,078,331		$741,596		$1,531,709		$1,658,464		$1,539,709
Ratio of Expenses Before Expense Limitation	1.02%		1.03%		1.01%		1.00%		1.00%
Ratio of Expenses After Expense Limitation	0.94	%(5)(6)	0.95	%(6)	0.95	%(6)	0.95	%(6)	0.95	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		N/A		N/A		0.95	%(6)
Ratio of Net Investment Income	1.63	%(5)(6)	1.76	%(6)	1.70	%(6)	1.28	%(6)	1.86	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	28%		36%		20%		20%		20%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class I shares.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class I shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.95%	1.62%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

International Equity Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$12.08		$15.17		$16.15		$14.67		$13.42
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.17		0.06		0.25		0.11		0.24
Net Realized and Unrealized Gain (Loss)	1.80		(2.25)		0.36		1.50		2.46
Total from Investment Operations	1.97		(2.19)		0.61		1.61		2.70
Distributions from and/or in Excess of:
Net Investment Income	(0.04)		(0.12)		(0.31)		(0.13)		(0.27)
Net Realized Gain	(0.29)		(0.78)		(1.28)		—		(1.18)
Total Distributions	(0.33)		(0.90)		(1.59)		(0.13)		(1.45)
Redemption Fees	—		—		—		—		0.00	(2)
Net Asset Value, End of Period	$13.72		$12.08		$15.17		$16.15		$14.67
Total Return(3)	16.38	%(4)	(14.37)%		4.07%		11.00%		20.11%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$43,492		$330,721		$58,739		$60,346		$212,578
Ratio of Expenses Before Expense Limitation	1.38%		1.26%		1.07%		1.43%		1.25%
Ratio of Expenses After Expense Limitation	1.30	%(5)	1.23	%(5)	1.07	%(5)	1.30	%(5)	1.25	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		N/A		N/A		1.25	%(5)
Ratio of Net Investment Income	1.28	%(5)	0.50	%(5)	1.57	%(5)	0.80	%(5)	1.62	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	28%		36%		20%		20%		20%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class A shares.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

International Equity Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$11.91		$14.93		$15.91		$14.50		$13.28
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.10		0.10		0.14		0.06		0.15
Net Realized and Unrealized Gain (Loss)	1.77		(2.33)		0.35		1.45		2.44
Total from Investment Operations	1.87		(2.23)		0.49		1.51		2.59
Distributions from and/or in Excess of:
Net Investment Income	(0.19)		(0.01)		(0.19)		(0.10)		(0.19)
Net Realized Gain	(0.29)		(0.78)		(1.28)		—		(1.18)
Total Distributions	(0.48)		(0.79)		(1.47)		(0.10)		(1.37)
Redemption Fees	—		—		—		—		0.00	(2)
Net Asset Value, End of Period	$13.30		$11.91		$14.93		$15.91		$14.50
Total Return(3)	15.80	%(4)	(14.86)%		3.34%		10.40%		19.48%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,843		$3,579		$5,394		$5,513		$5,888
Ratio of Expenses Before Expense Limitation	1.84%		1.85%		1.79%		1.83%		1.79%
Ratio of Expenses After Expense Limitation	1.79	%(5)(6)	1.80	%(6)	1.79	%(6)	1.80	%(6)	1.78	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		N/A		N/A		1.78	%(6)
Ratio of Net Investment Income	0.78	%(5)(6)	0.77	%(6)	0.88	%(6)	0.41	%(6)	1.06	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	28%		36%		20%		20%		20%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class L shares.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class L shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.80%	0.77%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

International Equity Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$11.63		$14.63		$15.64		$14.26		$13.08
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.07		0.06		0.09		0.02		0.10
Net Realized and Unrealized Gain (Loss)	1.73		(2.28)		0.34		1.43		2.41
Total from Investment Operations	1.80		(2.22)		0.43		1.45		2.51
Distributions from and/or in Excess of:
Net Investment Income	(0.16)		—		(0.16)		(0.07)		(0.15)
Net Realized Gain	(0.29)		(0.78)		(1.28)		—		(1.18)
Total Distributions	(0.45)		(0.78)		(1.44)		(0.07)		(1.33)
Redemption Fees	—		—		—		—		0.00	(2)
Net Asset Value, End of Period	$12.98		$11.63		$14.63		$15.64		$14.26
Total Return(3)	15.56	%(4)	(15.12)%		3.02%		10.17%		19.18%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,109		$1,098		$929		$776		$674
Ratio of Expenses Before Expense Limitation	2.32%		2.28%		2.33%		2.41%		2.35%
Ratio of Expenses After Expense Limitation	2.04	%(5)(6)	2.05	%(6)	2.05	%(6)	2.05	%(6)	2.05	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		N/A		N/A		2.05	%(6)
Ratio of Net Investment Income	0.53	%(5)(6)	0.48	%(6)	0.58	%(6)	0.15	%(6)	0.73	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	28%		36%		20%		20%		20%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class C shares.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class C shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	2.05%	0.52%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

International Equity Portfolio

	Class R6(1)
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$12.13		$15.21		$16.19		$14.74		$13.48
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.22		0.22		0.30		0.18		0.29
Net Realized and Unrealized Gain (Loss)	1.82		(2.38)		0.33		1.50		2.48
Total from Investment Operations	2.04		(2.16)		0.63		1.68		2.77
Distributions from and/or in Excess of:
Net Investment Income	(0.31)		(0.14)		(0.33)		(0.23)		(0.33)
Net Realized Gain	(0.29)		(0.78)		(1.28)		—		(1.18)
Total Distributions	(0.60)		(0.92)		(1.61)		(0.23)		(1.51)
Redemption Fees	—		—		—		—		0.00	(3)
Net Asset Value, End of Period	$13.57		$12.13		$15.21		$16.19		$14.74
Total Return(4)	16.96	%(5)	(14.14)%		4.24%		11.39%		20.42%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$240,372		$245,372		$453,413		$468,152		$456,618
Ratio of Expenses Before Expense Limitation	0.93%		0.92%		0.91%		0.91%		0.91%
Ratio of Expenses After Expense Limitation	0.90	%(6)(7)	0.92	%(7)	0.91	%(7)	0.91	%(7)	0.91	%(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		N/A		N/A		0.91	%(7)
Ratio of Net Investment Income	1.67	%(6)(7)	1.67	%(7)	1.76	%(7)	1.31	%(7)	1.94	%(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)
Portfolio Turnover Rate	28%		36%		20%		20%		20%

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class R6 shares.

(6)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class R6 shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.91%	1.66%

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-three separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying financial statements relates to the International Equity Portfolio. The Fund seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

The Fund has issued five classes of shares — Class I, Class A, Class L, Class C and Class R6. Class C shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors. Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/ vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (5) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$—	$60,477	$—	$60,477
Air Freight & Logistics	—	24,310	—	24,310
Automobile Components	—	6,634	—	6,634
Banks	—	61,069	—	61,069
Beverages	—	96,788	—	96,788
Capital Markets	—	46,031	—	46,031
Electrical Equipment	—	28,946	—	28,946
Electronic Equipment, Instruments & Components	—	60,637	—	60,637
Entertainment	—	29,369	—	29,369
Food Products	—	18,238	—	18,238
Health Care Equipment & Supplies	—	23,220	—	23,220

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Hotels, Restaurants & Leisure	$—	$30,272	$—	$30,272
Household Products	—	29,681	—	29,681
Insurance	—	118,904	—	118,904
Interactive Media & Services	—	12,021	—	12,021
Life Sciences Tools & Services	—	34,351	—	34,351
Machinery	—	87,325	—	87,325
Metals & Mining	35,531	22,588	—	58,119
Oil, Gas & Consumable Fuels	13,935	51,963	—	65,898
Personal Care Products	—	23,733	—	23,733
Pharmaceuticals	—	105,466	—	105,466
Professional Services	—	51,504	—	51,504
Semiconductors & Semiconductor Equipment	37,327	33,660	—	70,987
Software	44,289	44,164	—	88,453
Tech Hardware, Storage & Peripherals	—	31,054	—	31,054
Textiles, Apparel & Luxury Goods	—	48,450	—	48,450
Tobacco	—	23,478	—	23,478
Total Common Stocks	131,082	1,204,333	—	1,335,415
Warrants	—	96	—	96
Short-Term Investment
Investment Company	24,332	—	—	24,332
Total Assets	$155,414	$1,204,429	$—	$1,359,843

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result,

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

5.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency, co-transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $3 billion	Over $3 billion
0.80%	0.75%

For the year ended December 31, 2023, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.77% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class I shares, 1.30% for Class A shares, 1.80% for Class L shares, 2.05% for Class C shares and 0.91% for Class R6 shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2023, approximately $311,000 of advisory fees were waived and approximately $500,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The Adviser agreed to reimburse the Fund for prior years overpayment of transfer agency and sub transfer agency fees. This was reflected as "Reimbursement of Transfer Agency and Sub Transfer Agency Fees" in the Statement of Operations.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Statement of Operations, amounted to approximately $3,000.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $373,173,000 and $530,234,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2023.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, advisory fees paid were reduced by approximately $40,000 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2023 is as follows:

Affiliated Investment Company	Value December 31, 2022 (000)	Purchases At Cost (000)	Proceeds From Sales (000)	Dividend Income (000)
Liquidity Fund	$8,572	$316,544	$300,784	$1,009
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2023 (000)
Liquidity Fund	$—	$—	$24,332

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2023, the Fund did not engage in any cross-trade transactions.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:		2022 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$40,051	$17,925	$19,173	$76,828

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to a distribution in excess of current earnings, resulted in the following reclassifications among the components of net assets at December 31, 2023:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$2,050	$(2,050)

At December 31, 2023, the Fund had no distributable earnings on a tax basis.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2023, the Fund intends to defer to January 1, 2024 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post- October Capital Losses (000)
$—	$5,365

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2023, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 72.8%.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

K. Market Risk: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments, which may in turn impact valuation, the Fund's ability to sell securities and/or its ability to meet redemptions.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders of International Equity Portfolio
and the Board of Directors of
Morgan Stanley Institutional Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of International Equity Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 29, 2024

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule.The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year end December 31, 2023.

The Fund designated and paid approximately $17,925,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2023. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $33,392,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $3,633,000 and has derived net income from sources within foreign countries amounting to approximately $37,119,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fun on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Director and Officer Information (unaudited)

Independent Directors

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				87

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	88

Formerly, Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994 (Retired December 31, 2023)	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	88	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Director and Officer Information (unaudited) (cont'd)

Executive Officers

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
1585 Broadway
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

38

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

© 2024 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIEANN
6338335 EXP 02.28.25

Morgan Stanley Institutional Fund, Inc.

International Opportunity Portfolio

Annual Report

December 31, 2023

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Table of Contents (unaudited)

Shareholders' Letter	2
Consolidated Expense Example	3
Investment Overview	4
Consolidated Portfolio of Investments	6
Consolidated Statement of Assets and Liabilities	8
Consolidated Statement of Operations	10
Consolidated Statements of Changes in Net Assets	11
Consolidated Financial Highlights	13
Notes to Consolidated Financial Statements	19
Report of Independent Registered Public Accounting Firm	28
Liquidity Risk Management Program	29
Federal Tax Notice	30
Important Notices	31
U.S. Customer Privacy Notice	32
Directors and Officers Information	35

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 869-6397. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this annual report, in which you will learn how your investment in International Opportunity Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2024

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Expense Example (unaudited)

International Opportunity Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Actual Ending Account Value 12/31/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Opportunity Portfolio Class I	$1,000.00	$1,002.10	$1,021.07	$4.14	$4.18	0.82%
International Opportunity Portfolio Class A	1,000.00	1,000.00	1,019.26	5.95	6.01	1.18
International Opportunity Portfolio Class L	1,000.00	996.80	1,016.18	9.01	9.10	1.79
International Opportunity Portfolio Class C	1,000.00	996.20	1,015.63	9.56	9.65	1.90
International Opportunity Portfolio Class R6	1,000.00	1,001.70	1,020.67	4.54	4.58	0.90
International Opportunity Portfolio Class IR	1,000.00	1,001.70	1,020.72	4.49	4.53	0.89

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period.

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited)

International Opportunity Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 21.11%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI All Country World ex USA Net Index (the "Index"), which returned 15.62%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  International equities rallied during the 12-month period ended December 31, 2023. The move was driven by signs of moderating inflation and optimism that interest rates may have peaked with central banks expected to lower interest rates in 2024.

•  Our team remained focused on assessing company prospects over a longer-term period of five to ten years, and owning a portfolio of high quality companies with diverse business drivers not tied to a particular market environment.

•  The team manages focused portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. Our longer-term focus results in lower turnover than many of our peers. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process. For the 12-month period, the Fund outperformed the Index due to favorable stock selection and sector allocation.

•  The Fund's relative outperformance was primarily driven by stock selection in the communication services, consumer discretionary and information technology sectors.

•  Negatively contributing to relative performance was stock selection in industrials and financials and a sector overweight allocation to consumer discretionary.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. The Fund seeks long-term capital appreciation by investing primarily in international high quality established companies that the investment team believes are undervalued at the time of purchase. To achieve its objective, the investment team typically favors companies it believes have sustainable competitive advantages that can be monetized through growth. The investment process integrates analysis of sustainability with respect to disruptive change, financial strength, environmental and social externalities and governance (also referred to as ESG).

•  At the close of the period ended December 31, 2023, consumer discretionary represented the largest sector weight in the Fund, followed by financials and information technology. Our bottom-up investment process resulted in sector overweight positions in consumer discretionary, information technology, communication services and financials, and underweight positions in health care, materials, energy, consumer staples, industrials, utilities, and real estate. The Fund had no energy, materials, utilities and real estate holdings at the end of the reporting period.

* Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C, R6 and IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

International Opportunity Portfolio

Performance Compared to the MSCI All Country World ex USA Net Index(1) and the Lipper International Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2023 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(4)	21.11%	6.30%	7.65%	8.69%
Fund — Class A Shares w/o sales charges(4)	20.74	5.97	7.30	8.35
Fund — Class A Shares with maximum 5.25% sales charges(4)	14.42	4.83	6.72	7.93
Fund — Class L Shares w/o sales charges(4)	20.02	5.38	6.72	7.78
Fund — Class C Shares w/o sales charges(6)	19.83	5.21	—	5.95
Fund — Class C Shares with maximum 1.00% deferred sales charges(6)	18.83	5.21	—	5.95
Fund — Class R6 Shares w/o sales charges(5)	21.11	6.37	7.70	8.56
Fund — Class IR Shares w/o sales charges(7)	21.09	6.38	—	1.14
MSCI All Country World ex USA Net Index	15.62	7.08	3.83	4.58
Lipper International Multi-Cap Growth Funds Index	16.58	6.96	3.73	5.05

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The MSCI All Country World ex USA Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper International Multi-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on March 31, 2010.

(5)  Commenced offering on September 13, 2013.

(6)  Commenced offering on April 30, 2015. Class C shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion.

(7)  Commenced offering on June 15, 2018.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Portfolio of Investments

International Opportunity Portfolio

	Shares	Value (000)
Common Stocks (99.1%)
Argentina (2.0%)
Globant SA (a)	92,035	$21,902
Brazil (2.6%)
NU Holdings Ltd., Class A (a)	3,332,323	27,758
Canada (5.6%)
Canada Goose Holdings, Inc. (a)(b)	676,532	8,017
Shopify, Inc., Class A (a)	668,553	52,080
		60,097
China (11.9%)
Kweichow Moutai Co. Ltd., Class A	124,631	30,338
Meituan, Class B (a)(c)	4,125,520	43,313
Tencent Holdings Ltd. (c)	386,900	14,607
Trip.com Group Ltd. ADR (a)	1,097,961	39,538
		127,796
Denmark (6.7%)
DSV AS	413,505	72,656
France (4.7%)
Hermes International	23,864	50,723
India (13.9%)
Axis Bank Ltd.	1,620,032	21,440
HDFC Bank Ltd.	3,249,587	66,539
ICICI Bank Ltd. ADR	1,645,107	39,219
Titan Co. Ltd.	517,741	22,852
		150,050
Italy (4.8%)
Moncler SpA	833,742	51,333
Japan (3.3%)
Keyence Corp.	80,000	35,149
Korea, Republic of (9.3%)
Coupang, Inc. (a)	3,092,168	50,062
KakaoBank Corp. (a)	1,167,589	25,710
NAVER Corp.	141,068	24,408
		100,180
Netherlands (6.6%)
Adyen NV (a)	24,619	31,782
ASML Holding NV	52,480	39,616
		71,398
Singapore (2.5%)
Grab Holdings Ltd., Class A (a)	7,939,264	26,755
Sweden (4.1%)
Evolution AB	330,524	39,369
Vitrolife AB	222,258	4,292
		43,661
Switzerland (2.4%)
On Holding AG, Class A (a)	953,287	25,710
Taiwan (3.0%)
Taiwan Semiconductor Manufacturing Co. Ltd.	1,692,000	32,438
	Shares	Value (000)
United Kingdom (2.5%)
Deliveroo PLC (a)	6,285,654	$10,224
London Stock Exchange Group PLC	146,097	17,270
		27,494
United States (13.2%)
Birkenstock Holding PLC (a)	321,299	15,657
MercadoLibre, Inc. (a)	53,015	83,315
Spotify Technology SA (a)	228,890	43,011
		141,983
Total Common Stocks (Cost $836,362)		1,067,083
Short-Term Investments (1.6%)
Investment Company (1.3%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $13,831)	13,830,662	13,831
Securities held as Collateral on Loaned Securities (0.3%)
Investment Company (0.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	2,475,917	2,476
	Face Amount (000)
Repurchase Agreements (0.1%)
Citigroup, Inc., (5.33%, dated 12/29/23, due 1/2/24; proceeds $182; fully collateralized by U.S. Government obligations; 0.25% - 3.00% due 5/15/24 - 11/15/49; valued at $186)	$182	182
HSBC Securities USA, Inc., (5.33%, dated 12/29/23, due 1/2/24; proceeds $182; fully collateralized by a U.S. Government obligation; 0.00% due 8/15/27; valued at $186)	182	182
Merrill Lynch & Co., Inc., (5.31%, dated 12/29/23, due 1/2/24; proceeds $182; fully collateralized by a U.S. Government obligation; 4.75% due 11/15/53; valued at $186)	182	182
		546
Total Securities held as Collateral on Loaned Securities (Cost $3,022)		3,022
Total Short-Term Investments (Cost $16,853)		16,853
Total Investments (100.7%) (Cost $853,215) Including $2,865 of Securities Loaned (d)(e)		1,083,936
Liabilities in Excess of Other Assets (–0.7%)		(7,028)
Net Assets (100.0%)		$1,076,908

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

The accompanying notes are an integral part of the consolidated financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Portfolio of Investments (cont'd)

International Opportunity Portfolio

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2023.

(c)  Security trades on the Hong Kong exchange.

(d)  The approximate fair value and percentage of net assets, $634,059,000 and 58.9%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Consolidated Financial Statements.

(e)  At December 31, 2023, the aggregate cost for federal income tax purposes is approximately $899,076,000. The aggregate gross unrealized appreciation is approximately $315,440,000 and the aggregate gross unrealized depreciation is approximately $132,552,000, resulting in net unrealized appreciation of approximately $182,888,000.

ADR  American Depositary Receipt.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	22.4%
Banks	16.7
Textiles, Apparel & Luxury Goods	16.1
Broadline Retail	12.3
Hotels, Restaurants & Leisure	12.3
Information Technology Services	6.8
Air Freight & Logistics	6.7
Semiconductors & Semiconductor Equipment	6.7
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2023.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the consolidated financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

International Opportunity Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $836,908)	$1,067,629
Investment in Security of Affiliated Issuer, at Value (Cost $16,307)	16,307
Total Investments in Securities, at Value (Cost $853,215)	1,083,936
Foreign Currency, at Value (Cost $160)	160
Cash	2
Receivable for Investments Sold	3,594
Tax Reclaim Receivable	516
Receivable for Fund Shares Sold	264
Dividends Receivable	133
Receivable from Affiliate	128
Receivable from Securities Lending Income	7
Other Assets	132
Total Assets	1,088,872
Liabilities:
Collateral on Securities Loaned, at Value	3,022
Payable for Fund Shares Redeemed	2,185
Payable for Advisory Fees	2,079
Payable for Investments Purchased	2,069
Deferred Capital Gain Country Tax	1,962
Payable for Sub Transfer Agency Fees — Class I	203
Payable for Sub Transfer Agency Fees — Class A	57
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	4
Payable for Custodian Fees	90
Payable for Administration Fees	73
Payable for Shareholder Services Fees — Class A	44
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	21
Payable for Professional Fees	19
Payable for Transfer Agency Fees — Class I	5
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class R6	—	@
Payable for Transfer Agency Fees — Class IR	—	@
Other Liabilities	129
Total Liabilities	11,964
Net Assets	$1,076,908
Net Assets Consist of:
Paid-in-Capital	$1,403,544
Total Accumulated Loss	(326,636)
Net Assets	$1,076,908

The accompanying notes are an integral part of the consolidated financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

International Opportunity Portfolio

Consolidated Statement of Assets and Liabilities (cont'd)	December 31, 2023 (000)
CLASS I:
Net Assets	$682,842
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	28,477,410
Net Asset Value, Offering and Redemption Price Per Share	$23.98
CLASS A:
Net Assets	$204,639
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	8,832,603
Net Asset Value, Redemption Price Per Share	$23.17
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.28
Maximum Offering Price Per Share	$24.45
CLASS L:
Net Assets	$205
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	9,454
Net Asset Value, Offering and Redemption Price Per Share	$21.64
CLASS C:
Net Assets	$24,887
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,173,117
Net Asset Value, Offering and Redemption Price Per Share	$21.21
CLASS R6:
Net Assets	$34,160
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,417,433
Net Asset Value, Offering and Redemption Price Per Share	$24.10
CLASS IR:
Net Assets	$130,175
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,400,012
Net Asset Value, Offering and Redemption Price Per Share	$24.11
(1) Including: Securities on Loan, at Value:	$2,865

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

International Opportunity Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2023 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $1,084 of Foreign Taxes Withheld)	$7,009
Dividends from Security of Affiliated Issuer (Note G)	1,129
Income from Securities Loaned — Net	189
Total Investment Income	8,327
Expenses:
Advisory Fees (Note B)	9,401
Administration Fees (Note C)	949
Shareholder Services Fees — Class A (Note D)	562
Distribution and Shareholder Services Fees — Class L (Note D)	1
Distribution and Shareholder Services Fees — Class C (Note D)	285
Custodian Fees (Note F)	251
Professional Fees	197
Sub Transfer Agency Fees — Class A	141
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	11
Registration Fees	115
Shareholder Reporting Fees	61
Transfer Agency Fees — Class I (Note E)	13
Transfer Agency Fees — Class A (Note E)	12
Transfer Agency Fees — Class L (Note E)	3
Transfer Agency Fees — Class C (Note E)	5
Transfer Agency Fees — Class R6 (Note E)	21
Transfer Agency Fees — Class IR (Note E)	2
Directors' Fees and Expenses	25
Pricing Fees	3
Other Expenses	140
Total Expenses	12,198
Reimbursement of Transfer Agency and Sub Transfer Agency Fees (Note B)	(297)
Rebate from Morgan Stanley Affiliate (Note G)	(45)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class R6 (Note B)	(18)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(1)
Net Expenses	11,835
Net Investment Loss	(3,508)
Realized Loss:
Investments Sold (Net of $1,298 of Capital Gain Country Tax)	(93,460)
Foreign Currency Translation	(186)
Net Realized Loss	(93,646)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $330)	326,084
Foreign Currency Translation	28
Net Change in Unrealized Appreciation (Depreciation)	326,112
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	232,466
Net Increase in Net Assets Resulting from Operations	$228,958

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

International Opportunity Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(3,508)	$(9,903)
Net Realized Loss	(93,646)	(500,788)
Net Change in Unrealized Appreciation (Depreciation)	326,112	(1,207,415)
Net Increase (Decrease) in Net Assets Resulting from Operations	228,958	(1,718,106)
Dividends and Distributions to Shareholders:
Class I	—	(61,623)
Class A	—	(19,963)
Class L	—	(16)
Class C	—	(2,906)
Class R6*	—	(11,293)
Class IR	—	(10,104)
Total Dividends and Distributions to Shareholders	—	(105,905)
Capital Share Transactions, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:(1)
Class I:
Subscribed	159,442	437,070
Distributions Reinvested	—	60,304
Redeemed	(278,543)	(1,746,169)
Class A:
Subscribed	27,984	37,062
Distributions Reinvested	—	19,946
Redeemed	(85,941)	(199,584)
Class L:
Exchanged	—	29
Distributions Reinvested	—	16
Redeemed	—	(110)
Class C:
Subscribed	829	1,603
Distributions Reinvested	—	2,878
Redeemed	(10,009)	(26,545)
Class R6:*
Subscribed	8,578	135,382
Distributions Reinvested	—	11,293
Redeemed	(132,028)	(41,180)
Class IR:
Subscribed	—	60,000
Distributions Reinvested	—	10,104
Redeemed	(14,000)	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(323,688)	(1,237,901)
Redemption Fees	14	85
Total Decrease in Net Assets	(94,716)	(3,061,827)
Net Assets:
Beginning of Period	1,171,624	4,233,451
End of Period	$1,076,908	$1,171,624

The accompanying notes are an integral part of the consolidated financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

International Opportunity Portfolio

Consolidated Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	7,063	16,359
Shares Issued on Distributions Reinvested	—	3,029
Shares Redeemed	(12,350)	(69,659)
Net Decrease in Class I Shares Outstanding	(5,287)	(50,271)
Class A:
Shares Subscribed	1,264	1,453
Shares Issued on Distributions Reinvested	—	1,033
Shares Redeemed	(3,916)	(8,026)
Net Decrease in Class A Shares Outstanding	(2,652)	(5,540)
Class L:
Shares Exchanged	—	1
Shares Issued on Distributions Reinvested	—	1
Shares Redeemed	—	(5)
Net Decrease in Class L Shares Outstanding	—	(3)
Class C:
Shares Subscribed	41	68
Shares Issued on Distributions Reinvested	—	162
Shares Redeemed	(493)	(1,214)
Net Decrease in Class C Shares Outstanding	(452)	(984)
Class R6:
Shares Subscribed	378	4,557
Shares Issued on Distributions Reinvested	—	564
Shares Redeemed	(5,678)	(1,817)
Net Increase (Decrease) in Class R6 Shares Outstanding	(5,300)	3,304
Class IR:
Shares Subscribed	—	1,850
Shares Issued on Distributions Reinvested	—	505
Shares Redeemed	(624)	—
Net Increase (Decrease) in Class IR Shares Outstanding	(624)	2,355

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

The accompanying notes are an integral part of the consolidated financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

International Opportunity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$19.80		$38.44		$41.46		$26.73		$19.77
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.05)		(0.10)		(0.30)		(0.22)		(0.04)
Net Realized and Unrealized Gain (Loss)	4.23		(16.71)		(1.90)		15.05		7.00
Total from Investment Operations	4.18		(16.81)		(2.20)		14.83		6.96
Distributions from and/or in Excess of:
Net Realized Gain	—		(1.83)		(0.82)		(0.10)		—
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$23.98		$19.80		$38.44		$41.46		$26.73
Total Return(4)	21.11	%(5)	(43.76)%		(5.24)%		55.49%		35.20%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$682,842		$668,597		$3,229,961		$3,152,320		$1,284,678
Ratio of Expenses Before Expense Limitation	0.94%		1.11%		0.99%		0.98%		1.03%
Ratio of Expenses After Expense Limitation	0.91	%(6)(7)	1.00	%(7)	0.99	%(7)	0.97	%(7)	0.99	%(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.00	%(7)	0.99	%(7)	N/A		N/A
Ratio of Net Investment Loss	(0.21	)%(6)(7)	(0.39	)%(7)	(0.70	)%(7)	(0.70	)%(7)	(0.15	)%(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01%		0.01%
Portfolio Turnover Rate	20%		18%		36%		25%		20%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class I shares.

(6)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class I shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	0.94%	(0.24)%

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

International Opportunity Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$19.19		$37.49		$40.57		$26.23		$19.46
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.12)		(0.19)		(0.41)		(0.30)		(0.10)
Net Realized and Unrealized Gain (Loss)	4.10		(16.28)		(1.85)		14.74		6.87
Total from Investment Operations	3.98		(16.47)		(2.26)		14.44		6.77
Distributions from and/or in Excess of:
Net Realized Gain	—		(1.83)		(0.82)		(0.10)		—
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$23.17		$19.19		$37.49		$40.57		$26.23
Total Return(4)	20.74	%(5)	(43.96)%		(5.50)%		55.06%		34.79%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$204,639		$220,442		$638,203		$683,897		$336,109
Ratio of Expenses Before Expense Limitation	1.26%		1.35%		1.28%		1.26%		1.30%
Ratio of Expenses After Expense Limitation	1.23	%(6)(7)	1.35	%(7)	1.28	%(7)	1.25	%(7)	1.29	%(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.35	%(7)	1.28	%(7)	N/A		N/A
Ratio of Net Investment Loss	(0.53	)%(6)(7)	(0.78	)%(7)	(0.99	)%(7)	(0.96	)%(7)	(0.44	)%(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01%		0.01%
Portfolio Turnover Rate	20%		18%		36%		25%		20%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class A shares.

(6)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class A shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	1.26%	(0.56)%

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

International Opportunity Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$18.04		$35.60		$38.79		$25.23		$18.82
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.23)		(0.29)		(0.62)		(0.44)		(0.23)
Net Realized and Unrealized Gain (Loss)	3.83		(15.44)		(1.75)		14.10		6.64
Total from Investment Operations	3.60		(15.73)		(2.37)		13.66		6.41
Distributions from and/or in Excess of:
Net Realized Gain	—		(1.83)		(0.82)		(0.10)		—
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$21.64		$18.04		$35.60		$38.79		$25.23
Total Return(4)	20.02	%(5)	(44.24)%		(6.04)%		54.15%		34.06%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$205		$171		$448		$533		$512
Ratio of Expenses Before Expense Limitation	3.03%		2.62%		2.15%		2.14%		2.19%
Ratio of Expenses After Expense Limitation	1.82	%(6)(7)	1.85	%(7)	1.85	%(7)	1.84	%(7)	1.84	%(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.85	%(7)	1.85	%(7)	N/A		N/A
Ratio of Net Investment Loss	(1.10	)%(6)(7)	(1.25	)%(7)	(1.56	)%(7)	(1.54	)%(7)	(0.99	)%(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01%		0.01%
Portfolio Turnover Rate	20%		18%		36%		25%		20%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class L shares.

(6)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class L shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	1.85%	(1.13)%

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

International Opportunity Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$17.71		$35.08		$38.29		$24.94		$18.63
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.25)		(0.34)		(0.66)		(0.48)		(0.26)
Net Realized and Unrealized Gain (Loss)	3.75		(15.20)		(1.73)		13.93		6.57
Total from Investment Operations	3.50		(15.54)		(2.39)		13.45		6.31
Distributions from and/or in Excess of:
Net Realized Gain	—		(1.83)		(0.82)		(0.10)		—
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$21.21		$17.71		$35.08		$38.29		$24.94
Total Return(4)	19.83	%(5)	(44.36)%		(6.17)%		53.94%		33.87%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$24,887		$28,775		$91,503		$90,845		$53,257
Ratio of Expenses Before Expense Limitation	1.99%		2.07%		1.98%		1.98%		2.03%
Ratio of Expenses After Expense Limitation	1.97	%(6)(7)	2.06	%(7)	1.98	%(7)	1.97	%(7)	2.02	%(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		2.06	%(7)	1.98	%(7)	N/A		N/A
Ratio of Net Investment Loss	(1.26	)%(6)(7)	(1.47	)%(7)	(1.69	)%(7)	(1.68	)%(7)	(1.17	)%(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01%		0.01%
Portfolio Turnover Rate	20%		18%		36%		25%		20%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class C shares.

(6)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class C shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	1.99%	(1.28)%

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

International Opportunity Portfolio

	Class R6(1)
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(2)		2019(2)
Net Asset Value, Beginning of Period	$19.90		$38.58		$41.56		$26.77		$19.79
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.05)		(0.09)		(0.25)		(0.18)		(0.02)
Net Realized and Unrealized Gain (Loss)	4.25		(16.76)		(1.91)		15.07		7.00
Total from Investment Operations	4.20		(16.85)		(2.16)		14.89		6.98
Distributions from and/or in Excess of:
Net Realized Gain	—		(1.83)		(0.82)		(0.10)		—
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$24.10		$19.90		$38.58		$41.56		$26.77
Total Return(5)	21.11	%(6)	(43.70)%		(5.13)%		55.63%		35.27%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$34,160		$133,702		$131,721		$101,008		$50,083
Ratio of Expenses Before Expense Limitation	0.96%		0.94%		0.90%		0.90%		0.98%
Ratio of Expenses After Expense Limitation	0.92	%(7)(8)	0.92	%(8)	0.88	%(8)	0.88	%(8)	0.91	%(8)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.92	%(8)	0.88	%(8)	N/A		N/A
Ratio of Net Investment Loss	(0.22	)%(7)(8)	(0.35	)%(8)	(0.59	)%(8)	(0.59	)%(8)	(0.07	)%(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(9)	0.00	%(9)	0.00	%(9)	0.01%		0.01%
Portfolio Turnover Rate	20%		18%		36%		25%		20%

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class R6 shares.

(7)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class R6 shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	0.94%	(0.24)%

(8)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(9)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

International Opportunity Portfolio

	Class IR
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$19.91		$38.60		$41.58		$26.78		$19.79
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.05)		(0.09)		(0.25)		(0.19)		(0.02)
Net Realized and Unrealized Gain (Loss)	4.25		(16.77)		(1.91)		15.09		7.01
Total from Investment Operations	4.20		(16.86)		(2.16)		14.90		6.99
Distributions from and/or in Excess of:
Net Realized Gain	—		(1.83)		(0.82)		(0.10)		—
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$24.11		$19.91		$38.60		$41.58		$26.78
Total Return(4)	21.09	%(5)	(43.70)%		(5.13)%		55.64%		35.32%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$130,175		$119,937		$141,615		$149,281		$110,401
Ratio of Expenses Before Expense Limitation	0.94%		0.92%		0.88%		0.89%		0.93%
Ratio of Expenses After Expense Limitation	0.91	%(6)(7)	0.92	%(7)	0.88	%(7)	0.88	%(7)	0.91	%(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.92	%(7)	0.88	%(7)	N/A		N/A
Ratio of Net Investment Loss	(0.21	)%(6)(7)	(0.36	)%(7)	(0.59	)%(7)	(0.60	)%(7)	(0.07	)%(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.01%		0.01%
Portfolio Turnover Rate	20%		18%		36%		25%		20%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class IR shares.

(6)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class IR shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	0.94%	(0.24)%

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-three separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Consolidated Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying consolidated financial statements relates to the International Opportunity Portfolio. The Fund seeks long-term capital appreciation.

The Fund has issued six classes of shares — Class I, Class A, Class L, Class C, Class R6 and Class IR. Class C shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors. Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, International Opportunity Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest in bitcoin indirectly through cash settled futures or indirectly through investments in Grayscale Bitcoin Trust (BTC) ("GBTC"), a privately offered investment vehicle that invests in bitcoin. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the

Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of December 31, 2023, the Subsidiary represented 0% of the net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to bitcoin within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-thecounter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (5) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$—	$72,656	$—	$72,656
Banks	66,977	113,689	—	180,666
Beverages	—	30,338	—	30,338
Biotechnology	—	4,292	—	4,292
Broadline Retail	133,377	—	—	133,377
Capital Markets	—	17,270	—	17,270
Electronic Equipment, Instruments & Components	—	35,149	—	35,149
Entertainment	43,011	—	—	43,011
Financial Services	—	31,782	—	31,782
Ground Transportation	26,755	—	—	26,755
Hotels, Restaurants & Leisure	39,538	92,906	—	132,444
Information Technology Services	73,982	—	—	73,982
Interactive Media & Services	—	39,015	—	39,015
Semiconductors & Semiconductor Equipment	—	72,054	—	72,054
Textiles, Apparel & Luxury Goods	49,384	124,908	—	174,292
Total Common Stocks	433,024	634,059	—	1,067,083
Short-Term Investments
Investment Company	16,307	—	—	16,307
Repurchase Agreements	—	546	—	546
Total Short-Term Investments	16,307	546	—	16,853
Total Assets	$449,331	$634,605	$—	$1,083,936

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker/dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Consolidated Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2023:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$2,865	(a)	$—	$(2,865	)(b)(c)	$0

(a) Represents market value of loaned securities at year end.

(b) The Fund received cash collateral of approximately $3,022,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Consolidated Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

FASB ASC 860, "Transfers & Servicing: Repurchase-toMaturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowings.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2023:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 Days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$3,022	$—	$—	$—	$3,022
Total Borrowings	$3,022	$—	$—	$—	$3,022
Gross amount of recognized liabilities for securities lending transactions					$3,022

6.  Redemption Fees: The Fund will assess a 2% redemption fee, on Class I shares, Class A shares, Class L shares, Class C shares, Class R6 shares and Class IR shares which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Consolidated Statements of Changes in Net Assets.

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency, co-transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.80%	0.75%

For the year ended December 31, 2023, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.79% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares, 0.94% for Class R6 shares and 0.94% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2023, approximately $21,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management
23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

The Adviser agreed to reimburse the Fund for prior years overpayment of transfer agency and sub transfer agency fees. This was reflected as "Reimbursement of Transfer Agency and Sub Transfer Agency Fees" in the Consolidated Statement of Operations.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Consolidated Statement of Operations, amounted to approximately $11,000.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $231,131,000 and $480,660,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2023.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, advisory fees paid were reduced by approximately $45,000 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2023 is as follows:

Affiliated Investment Company	Value December 31, 2022 (000)	Purchases At Cost (000)	Proceeds From Sales (000)	Dividend Income (000)
Liquidity Fund	$1,212	$374,709	$359,614	$1,129
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2023 (000)
Liquidity Fund	$—	$—	$16,307

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a RIC and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:		2022 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$—	$—	$105,905

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2023.

At December 31, 2023, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$858	$—

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

At December 31, 2023, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $166,562,000 and $343,736,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2023, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 62.5%.

K. Market Risk and Risks Relating to Certain Financial Instruments:

Bitcoin: The Fund may have exposure to cryptocurrencies indirectly through investments in GBTC, a privately offered investment vehicle that invests in bitcoin. Cryptocurrencies (also referred to as "virtual currencies" and "digital currencies") are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. For example, the bitcoin held by GBTC (and the Fund's indirect exposure to such bitcoin) is also susceptible to these risks. The value of the GBTC investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. The GBTC exposure to cryptocurrency could result in substantial losses to the Fund.

Market: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments, which may in turn impact valuation, the Fund's ability to sell securities and/or its ability to meet redemptions.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders of International Opportunity Portfolio and the Board of Directors of
Morgan Stanley Institutional Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of International Opportunity Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2023, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the three years in the period then ended, the financial highlights for each of the two years in the period ended December 31, 2020 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2023, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, its consolidated financial highlights for each of the three years in the period then ended and its financial highlights for each of the two years in the period ended December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 29, 2024

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2023. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $2,381,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $2,381,000 and has derived net income from sources within foreign countries amounting to approximately $8,059,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fun on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				87

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	88

Formerly, Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994 (Retired December 31, 2023)	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	88	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

39

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
1585 Broadway
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

40

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

© 2024 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIOANN
6338359 EXP 02.28.25

Morgan Stanley Institutional Fund, Inc.

International Resilience Portfolio

Annual Report

December 31, 2023

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Table of Contents (unaudited)

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	23
Liquidity Risk Management Program	24
Federal Tax Notice	25
Important Notices	26
U.S. Customer Privacy Notice	27
Directors and Officers Information	30

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 869-6397. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this annual report, in which you will learn how your investment in International Resilience Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2024

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Expense Example (unaudited)

International Resilience Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Actual Ending Account Value 12/31/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Resilience Portfolio Class I	$1,000.00	$1,003.10	$1,022.18	$3.03	$3.06	0.60%
International Resilience Portfolio Class A	1,000.00	1,000.60	1,020.37	4.84	4.89	0.96
International Resilience Portfolio Class C	1,000.00	997.20	1,016.59	8.61	8.69	1.71
International Resilience Portfolio Class R6	1,000.00	1,002.60	1,022.43	2.78	2.80	0.55

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period.

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited)

International Resilience Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 16.54%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI All Country World ex USA Net Index (the "Index"), which returned 15.62%.

Factors Affecting Performance

•  For the year, the Index delivered an impressive +15.6%. All sectors finished positive in 2023, with information technology leading. Helped by its exposure to the artificial intelligence (AI) euphoria, the sector returned a remarkable +36% in the year. Industrials was the other notable performer in the year, finishing up +23%. The defensive consumer staples and health care sectors lagged for much of 2023, finishing the year up a mere +5% and +8%, respectively. Energy ended the year up +15% after its stellar 2022.

•  Geographically, the Index was 10 percentage points behind the U.S.'s 26% performance in the year as the "Magnificent Seven" drove returns in the U.S. equity market.(i) Euroland was strong, with Germany, Italy, Spain and France finishing ahead of the Index for 2023. Elsewhere in Europe, Switzerland and the U.K. both managed to finish the year slightly ahead of the Index. Performance among major markets in Asia was more mixed. Semiconductor strength helped Taiwan and Korea both finish ahead of the Index for the year. China and Hong Kong finished as two of the weakest performing markets in the year, down double digits, given the concerns about the Chinese economy. Singapore finished the year behind the index, while Japan held up better and finished ahead of the Index for the year, up 20%. India was also up over 20% for the year. (Country performance is shown in U.S. dollar terms, unless otherwise noted.)

•  The Fund's relative outperformance in 2023 was driven by stock selection and sector allocation. Positive stock selection relative to the Index was driven by strength in communication services, consumer discretionary and information technology, which more than offset weakness in financials and health care. Sector allocation benefited relative to the Index from the overweight in information technology, which was more than enough to compensate for the combined 20%+ overweight to consumer staples and health care, which finished the year roughly 10% behind the Index.

Management Strategies

•  As of the close of the period, the MSCI World Index's(ii) current forward multiple did not look cheap, particularly as it is based on an arguably optimistic, double-digit earnings growth assumption for 2024 and 2025. This looks demanding given expected 2024 nominal gross domestic product growth in developed markets of 3% - 4% and seems to imply that margins will have to rise further from already close to peak levels.(iii) The multiples on these potentially optimistic earnings also look high. The MSCI World finished 2023 at 17.3x 12-month forward earnings, and the S&P 500 Index at virtually 20x.(iv) The overall setup strikes us as an unfavorable asymmetry, with upside limited due to the ambitious earnings estimates and high multiples, while there could be plenty of downside if there is a recession.

•  When it comes to the methodology behind the Fund's high quality portfolio, we are "double fussy" — concerned with the sustainability of both the earnings and the multiples. At period-end, our view was that the possibility of a downturn is not reflected in today's earnings expectations, nor in the current market multiple. Given the vulnerability of high earnings and high multiples in the event of an economic slowdown, we would argue that investing in a portfolio of high quality compounders makes sense.

(i)  The "Magnificent Seven" are Alphabet, Amazon, Apple, Meta, Microsoft, Nvidia and Tesla.

(ii)  The MSCI World Net Index is a free float adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The index is unmanaged and does not include any expenses, fees or sales charges. It is not possible to invest directly in an index. Any index referred to herein is the intellectual property (including registered trademarks) of the applicable licensor.

(iii)  Source: Bloomberg L.P.

(iv)  Source: FactSet

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

International Resilience Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on July 29, 2022.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and R6 shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI All Country World ex USA Net Index(1), the Lipper International Multi-Cap Core Funds Index(2) and the Lipper International Large-Cap Growth Funds Index(3)

	Period Ended December 31, 2023 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Fund — Class I Shares w/o sales charges(5)	16.54%	—	—	9.46%
Fund — Class A Shares w/o sales charges(5)	16.06	—	—	9.07
Fund — Class A Shares with maximum 5.25% sales charges(5)	9.97	—	—	5.04
Fund — Class C Shares w/o sales charges(5)	15.33	—	—	8.27
Fund — Class C Shares with maximum 1.00% deferred sales charges(5)	14.33	—	—	8.27
Fund — Class R6 Shares w/o sales charges(5)	16.60	—	—	9.50
MSCI All Country World ex USA Net Index	15.62	—	—	10.38
Lipper International Large-Cap Growth Funds Index	17.04	—	—	9.91
Lipper International Multi-Cap Core Funds Index	17.10	—	—	11.88

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The MSCI All Country World ex USA Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper International Large-Cap Growth Funds classification.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

International Resilience Portfolio

(3)  The Lipper International Multi-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. Fund's Lipper category changed from International Multi-Cap Core to International Large-Cap Growth.

(4)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on July 29, 2022.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Portfolio of Investments

International Resilience Portfolio

	Shares	Value (000)
Common Stocks (92.4%)
Australia (1.5%)
Aristocrat Leisure Ltd.	940	$26
Canada (4.1%)
Constellation Software, Inc.	28	69
Denmark (2.6%)
Carlsberg AS Series B	347	44
Finland (2.0%)
Kone OYJ, Class B	684	34
France (12.3%)
L'Oreal SA	119	59
Legrand SA	497	52
LVMH Moet Hennessy Louis Vuitton SE	38	31
Pernod Ricard SA	268	47
Sanofi	208	21
		210
Germany (15.3%)
adidas AG	31	6
Deutsche Boerse AG	289	60
Infineon Technologies AG	710	30
Merck KGaA	159	25
QIAGEN NV(a)	1,235	54
SAP SE	559	86
		261
Hong Kong (1.8%)
AIA Group Ltd.	3,600	31
Italy (2.2%)
Moncler SpA	608	38
Japan (4.8%)
Hoya Corp.	300	37
Keyence Corp.	100	44
		81
Netherlands (6.6%)
Heineken NV	632	64
Universal Music Group NV	1,724	49
		113
Sweden (7.6%)
Atlas Copco AB, Class A	2,594	45
Epiroc AB, Class A	1,430	29
Hexagon AB, Class B	4,636	55
		129
Switzerland (3.1%)
Alcon, Inc.	334	26
Roche Holding AG (Genusschein)	93	27
		53
Taiwan (3.3%)
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	546	57
United Kingdom (16.6%)
AstraZeneca PLC	315	43
Experian PLC	1,194	49
Halma PLC	1,524	44
	Shares	Value (000)
Prudential PLC	927	$10
Reckitt Benckiser Group PLC	709	49
RELX PLC (LSE)	1,616	64
Rightmove PLC	3,220	24
		283
United States (8.6%)
Danaher Corp.	128	30
Procter & Gamble Co.	213	31
Thermo Fisher Scientific, Inc.	81	43
Visa, Inc., Class A	166	43
		147
Total Common Stocks (Cost $1,371)		1,576
	No. of Warrants
Warrants (0.0%)‡
Canada (0.0%)‡
Constellation Software, Inc. expires 3/31/40 (a) (Cost $—)	31	—	@
	Shares
Short-Term Investment (1.3%)
Investment Company (1.3%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $22)	21,894	22
Total Investments (93.7%) (Cost $1,393) (b)(c)		1,598
Other Assets in Excess of Liabilities (6.3%)		108
Net Assets (100.0%)		$1,706

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

@  Value is less than $500.

‡  Amount is less than 0.05%.

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $1,303,000 and 76.4%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Financial Statements.

(c)  At December 31, 2023, the aggregate cost for federal income tax purposes is approximately $1,398,000. The aggregate gross unrealized appreciation is approximately $234,000 and the aggregate gross unrealized depreciation is approximately $34,000, resulting in net unrealized appreciation of approximately $200,000.

ADR  American Depositary Receipt.

LSE  London Stock Exchange.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Portfolio of Investments (cont'd)

International Resilience Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Other*	32.1%
Software	9.8
Beverages	9.7
Electronic Equipment, Instruments & Components	9.0
Life Sciences Tools & Services	7.9
Pharmaceuticals	7.2
Professional Services	7.1
Machinery	6.8
Semiconductors & Semiconductor Equipment	5.4
Household Products	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

International Resilience Portfolio

Statement of Assets and Liabilities	December 31, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $1,371)	$1,576
Investment in Security of Affiliated Issuer, at Value (Cost $22)	22
Total Investments in Securities, at Value (Cost $1,393)	1,598
Foreign Currency, at Value (Cost $10)	10
Due from Adviser	95
Tax Reclaim Receivable	1
Dividends Receivable	—	@
Receivable from Affiliate	—	@
Other Assets	33
Total Assets	1,737
Liabilities:
Payable for Professional Fees	19
Payable for Custodian Fees	5
Payable for Administration Fees	—	@
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class R6	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	7
Total Liabilities	31
Net Assets	$1,706
Net Assets Consist of:
Paid-in-Capital	1,526
Total Distributable Earnings	180
Net Assets	$1,706
CLASS I:
Net Assets	$1,537
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	137,984
Net Asset Value, Offering and Redemption Price Per Share	$11.14
CLASS A:
Net Assets	$56
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,088
Net Asset Value, Redemption Price Per Share	$11.12
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.62
Maximum Offering Price Per Share	$11.74
CLASS C:
Net Assets	$56
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,067
Net Asset Value, Offering and Redemption Price Per Share	$11.05
CLASS R6:
Net Assets	$57
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,108
Net Asset Value, Offering and Redemption Price Per Share	$11.14

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

International Resilience Portfolio

Statement of Operations	Year Ended December 31, 2023 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $4 of Foreign Taxes Withheld)	$25
Dividends from Security of Affiliated Issuer (Note G)	1
Total Investment Income	26
Expenses:
Professional Fees	150
Offering Costs (Note A-7)	77
Registration Fees	30
Custodian Fees (Note F)	15
Advisory Fees (Note B)	11
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class R6 (Note E)	2
Shareholder Reporting Fees	7
Directors' Fees and Expenses	4
Pricing Fees	2
Administration Fees (Note C)	1
Shareholder Services Fees — Class A (Note D)	— @
Distribution and Shareholder Services Fees — Class C (Note D)	1
Sub Transfer Agency Fees — Class I	— @
Sub Transfer Agency Fees — Class A	— @
Sub Transfer Agency Fees — Class C	— @
Other Expenses	15
Total Expenses	321
Expenses Reimbursed by Adviser (Note B)	(288)
Waiver of Advisory Fees (Note B)	(11)
Reimbursement of Class Specific Expenses — Class I (Note B)	(2)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class R6 (Note B)	(2)
Reimbursement of Transfer Agency and Sub Transfer Agency Fees (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	12
Net Investment Income	14
Realized Gain (Loss):
Investments Sold	(3)
Foreign Currency Translation	— @
Net Realized Gain (Loss)	(3)
Change in Unrealized Appreciation (Depreciation):
Investments	230
Foreign Currency Translation	— @
Net Change in Unrealized Appreciation (Depreciation)	230
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	227
Net Increase in Net Assets Resulting from Operations	$241

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

International Resilience Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2023 (000)		Period from July 29,2022^ to December 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$14		$	(— @)
Net Realized Loss	(3)			(11)
Net Change in Unrealized Appreciation (Depreciation)	230			(25)
Net Increase (Decrease) in Net Assets Resulting from Operations	241			(36)
Dividends and Distributions to Shareholders:
Class I	(31)			—
Class A	(1)			—
Class C	(1)			—
Class R6	(1)			—
Total Dividends and Distributions to Shareholders	(34)			—
Capital Share Transactions:(1)
Class I:
Subscribed	1			1,350
Distributions Reinvested	31			—
Class A:
Subscribed	—			50
Distributions Reinvested	1			—
Class C:
Subscribed	—			50
Distributions Reinvested	1			—
Class R6:
Subscribed	—			50
Distributions Reinvested	1			—
Net Increase in Net Assets Resulting from Capital Share Transactions	35			1,500
Total Increase in Net Assets	242			1,464
Net Assets:
Beginning of Period	1,464			—
End of Period	$1,706			$1,464
(1) Capital Share Transactions:
Class I:
Shares Subscribed	—	@@		135
Shares Issued on Distributions Reinvested	3			—
Net Increase in Class I Shares Outstanding	3			135
Class A:
Shares Subscribed	—			5
Shares Issued on Distributions Reinvested	—	@@		—
Net Increase in Class A Shares Outstanding	—	@@		5
Class C:
Shares Subscribed	—			5
Shares Issued on Distributions Reinvested	—	@@		—
Net Increase in Class C Shares Outstanding	—	@@		5
Class R6:
Shares Subscribed	—			5
Shares Issued on Distributions Reinvested	—	@@		—
Shares Redeemed	—			—
Net Increase in Class R6 Shares Outstanding	—	@@		5

^  Commencement of Operations.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

International Resilience Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended December 31, 2023		Period from July 29, 2022(1) to December 31, 2022
Net Asset Value, Beginning of Period	$9.76		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.10		0.00	(3)
Net Realized and Unrealized Gain (Loss)	1.51		(0.24)
Total from Investment Operations	1.61		(0.24)
Distributions from and/or in Excess of:
Net Investment Income	(0.08)		—
Net Realized Gain	(0.15)		—
Total Distributions	(0.23)		—
Net Asset Value, End of Period	$11.14		$9.76
Total Return(4)	16.54	%(5)	(2.40	)%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,537		$1,317
Ratio of Expenses Before Expense Limitation	19.42%		25.45	%(7)
Ratio of Expenses After Expense Limitation	0.73	%(8)(9)	0.84	%(7)(9)
Ratio of Net Investment Income	0.91	%(8)(9)	0.01	%(7)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(10)	0.01	%(7)
Portfolio Turnover Rate	25%		7	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.10% for Class I shares due to the reimbursement of transfer agency and sub transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class I shares would have been 16.44%. Refer to Note B in the Notes to Financial Statements.

(6)  Not annualized.

(7)  Annualized.

(8)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class I shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.85%	0.79%

(9)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(10)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

International Resilience Portfolio

	Class A
Selected Per Share Data and Ratios	Year Ended December 31, 2023		Period from July 29, 2022(1) to December 31, 2022
Net Asset Value, Beginning of Period	$9.75		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	0.06		(0.01)
Net Realized and Unrealized Gain (Loss)	1.51		(0.24)
Total from Investment Operations	1.57		(0.25)
Distributions from and/or in Excess of:
Net Investment Income	(0.05)		—
Net Realized Gain	(0.15)		—
Total Distributions	(0.20)		—
Net Asset Value, End of Period	$11.12		$9.75
Total Return(3)	16.06	%(4)	(2.50	)%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$56		$49
Ratio of Expenses Before Expense Limitation	23.60%		30.17	%(6)
Ratio of Expenses After Expense Limitation	1.08	%(7)(8)	1.20	%(6)(8)
Ratio of Net Investment Income (Loss)	0.55	%(7)(8)	(0.35	)%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(9)	0.00	%(6)(9)
Portfolio Turnover Rate	25%		7	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.10% for Class A shares due to the reimbursement of transfer agency and sub transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class A shares would have been 15.96%. Refer to Note B in the Notes to Financial Statements.

(5)  Not annualized.

(6)  Annualized.

(7)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class A shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.20%	0.43%

(8)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(9)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

International Resilience Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended December 31, 2023		Period from July 29, 2022(1) to December 31, 2022
Net Asset Value, Beginning of Period	$9.71		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.02)		(0.04)
Net Realized and Unrealized Gain (Loss)	1.51		(0.25)
Total from Investment Operations	1.49		(0.29)
Distributions from and/or in Excess of:
Net Realized Gain	(0.15)		—
Net Asset Value, End of Period	$11.05		$9.71
Total Return(3)	15.33	%(4)	(2.90	)%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$56		$49
Ratio of Expenses Before Expense Limitation	24.37%		30.92	%(6)
Ratio of Expenses After Expense Limitation	1.83	%(7)(8)	1.95	%(6)(8)
Ratio of Net Investment Loss	(0.19	)%(7)(8)	(1.10	)%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(9)	0.00	%(6)(9)
Portfolio Turnover Rate	25%		7	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.10% for Class C shares due to the reimbursement of transfer agency and sub transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class C shares would have been 15.23%. Refer to Note B in the Notes to Financial Statements.

(5)  Not annualized.

(6)  Annualized.

(7)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class C shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.95%	(0.31)%

(8)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(9)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

International Resilience Portfolio

	Class R6
Selected Per Share Data and Ratios	Year Ended December 31, 2023		Period from July 29, 2022(1) to December 31, 2022
Net Asset Value, Beginning of Period	$9.76		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.10		0.00	(3)
Net Realized and Unrealized Gain (Loss)	1.52		(0.24)
Total from Investment Operations	1.62		(0.24)
Distributions from and/or in Excess of:
Net Investment Income	(0.09)		—
Net Realized Gain	(0.15)		—
Total Distributions	(0.24)		—
Net Asset Value, End of Period	$11.14		$9.76
Total Return(4)	16.60	%(5)	(2.40	)%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$57		$49
Ratio of Expenses Before Expense Limitation	23.18%		29.95	%(7)
Ratio of Expenses After Expense Limitation	0.67	%(8)(9)	0.80	%(7)(9)
Ratio of Net Investment Income	0.97	%(8)(9)	0.05	%(7)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(10)	0.00	%(7)(10)
Portfolio Turnover Rate	25%		7	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.11% for Class R6 shares due to the reimbursement of transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class R6 shares would have been 16.49%. Refer to Note B in the Notes to Financial Statements.

(6)  Not annualized.

(7)  Annualized.

(8)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class R6 shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.80%	0.84%

(9)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(10)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-three separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying financial statements relates to the International Resilience Portfolio. The Fund seeks long-term capital appreciation.

The Fund commenced operations on July 29, 2022 and has issued four classes of shares — Class I, Class A, Class C and Class R6.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (5) foreign exchange transactions

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$—	$155	$—	$155
Capital Markets	—	60	—	60
Electrical Equipment	—	52	—	52
Electronic Equipment, Instruments & Components	—	143	—	143
Entertainment	—	49	—	49
Financial Services	43	—	—	43
Health Care Equipment & Supplies	—	63	—	63
Hotels, Restaurants & Leisure	—	26	—	26
Household Products	31	49	—	80
Insurance	—	41	—	41
Interactive Media & Services	—	24	—	24
Life Sciences Tools & Services	73	54	—	127
Machinery	—	108	—	108
Personal Care Products	—	59	—	59
Pharmaceuticals	—	116	—	116
Professional Services	—	113	—	113

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Semiconductors & Semiconductor Equipment	$57	$30		$—	$87
Software	69	86		—	155
Textiles, Apparel & Luxury Goods	—	75		—	75
Total Common Stocks	273	1,303		—	1,576
Warrants	—	—	@	—	—	@
Short-Term Investment
Investment Company	22	—		—	22
Total Assets	$295	$1,303		$—	$1,598

@ Value is less than $500.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

5.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency, co-transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

7.  Offering Cost: Offering costs are accounted for as a deferred charge until operations begin and thereafter are amortized to expense over twelve months on a straight-line basis.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $500 million	Over $500 million
0.70%	0.65%

For the year ended December 31, 2023, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.85% for Class I shares, 1.20% for Class A shares, 1.95% for Class C shares and 0.80% for Class R6 shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2023, approximately $11,000 of advisory fees were waived and approximately $296,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The Adviser agreed to reimburse the Fund for prior years overpayment of transfer agency and sub transfer agency fees. This was reflected as "Reimbursement of Transfer Agency and Sub Transfer Agency Fees" in the Statement of Operations.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Statement of Operations, amounted to less than $500.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $407,000 and $534,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2023.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2023 is as follows:

Affiliated Investment Company	Value December 31, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$14	$418	$410	$1
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2023 (000)
Liquidity Fund	$—	$—	$22

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the two-year period ended December 31, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:		2022 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$27	$7	$—	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to a nondeductible expense, resulted in the following reclassifications among the components of net assets at December 31, 2023:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$3	$(3)

At December 31, 2023, the Fund had no distributable earnings on a tax basis.

During the year ended December 31, 2023, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $3,000.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2023, the Fund intends to defer to January 1, 2024 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$—	$19

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2023, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2023, the Fund did not have record owners of 10% or greater.

K. Market Risk: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments, which may in turn impact valuation, the Fund's ability to sell securities and/or its ability to meet redemptions.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders of International Resilience Portfolio
and the Board of Directors of
Morgan Stanley Institutional Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of International Resilience Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended December 31, 2023 and the period from July 29, 2022 (commencement of operations) through December 31, 2022 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2023, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year ended December 31, 2023, and the period from July 29, 2022 (commencement of operations) through December 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 29, 2024

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule.The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2023.

The Fund designated and paid approximately $7,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2023. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $27,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $4,000 and has derived net income from sources within foreign countries amounting to approximately $28,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fun on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				87

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	88

Formerly, Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994 (Retired December 31, 2023)	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	88	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
1585 Broadway
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

35

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2012 Morgan Stanley

IFIINTRESILANN
6337768 EXP 02.28.25

Morgan Stanley Institutional Fund, Inc.

Multi-Asset Real Return Portfolio

Annual Report

December 31, 2023

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Table of Contents (unaudited)

Shareholders' Letter	2
Consolidated Expense Example	3
Investment Overview	4
Consolidated Portfolio of Investments	10
Consolidated Statement of Assets and Liabilities	14
Consolidated Statement of Operations	16
Consolidated Statements of Changes in Net Assets	17
Consolidated Financial Highlights	18
Notes to Consolidated Financial Statements	22
Report of Independent Registered Public Accounting Firm	33
Liquidity Risk Management Program	34
Important Notices	35
U.S. Customer Privacy Notice	36
Directors and Officers Information	39

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 869-6397. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this annual report, in which you will learn how your investment in Multi-Asset Real Return Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2024

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Expense Example (unaudited)

Multi-Asset Real Return Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Actual Ending Account Value 12/31/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Multi-Asset Real Return Portfolio Class I	$1,000.00	$1,069.00	$1,021.73	$3.60	$3.52	0.69%
Multi-Asset Real Return Portfolio Class A	1,000.00	1,067.70	1,019.86	5.52	5.40	1.06
Multi-Asset Real Return Portfolio Class C	1,000.00	1,063.30	1,015.93	9.57	9.35	1.84
Multi-Asset Real Return Portfolio Class R6	1,000.00	1,069.50	1,021.88	3.44	3.36	0.66

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period.

**  Annualized.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited)

Multi-Asset Real Return Portfolio

The Fund seeks total return, targeted to be in excess of inflation, through capital appreciation and current income.

Performance

For the fiscal year ended December 31, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 5.41%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the Bloomberg U.S. Treasury Bills 1-3 Month Index (the "Index"),(i) which returned 5.14%. The Fund and benchmark index performance is in U.S. dollar ("USD") terms, unless otherwise noted.

Factors Affecting Performance*(ii)

•  Global markets rallied in 2023 (MSCI All Country World Index [ACWI] +22.2% in USD), recovering nearly all of their losses from the steep 2022 sell-off (–0.3% for the two-year period ending December 31, 2023). Equities surged at the start of the year but were temporarily interrupted by significant turmoil in the U.S. regional banking system that led to the collapse of Silicon Valley Bank and First Republic Bank. The rally resumed in May 2023 due to growing excitement about the potential growth impact of artificial intelligence (AI) following a blowout earnings report by Nvidia. As growth and the labor market remained persistently strong over the summer of 2023, the market narrative shifted toward expectations that interest rates might have to stay higher for longer. This pushed government bond yields higher, with the 10-year U.S. Treasury briefly reaching 5% in October 2023, to the detriment of stock and bond prices. Sentiment turned more optimistic in November and December 2023 as increasing economic evidence indicated that a soft landing, in which inflation falls to target (2%) without causing a recession, had become more likely. A series of falling inflation reports encouraged the market to price in rate cuts as early as the second quarter of 2024, which was ultimately validated after the Federal Reserve (Fed) announced its dovish pivot in December 2023 and signaled 75 basis points (bps) of rate cuts in 2024.

•  Within equities, the rally was led by U.S. tech stocks (Nasdaq Composite +44.7%), which benefited from the AI-frenzy and rising valuations due to lower interest rates. U.S. equities gained 26.3% (S&P 500 Index), supported by a 107% advance from the "Magnificent Seven" (Apple, Amazon, Alphabet, Nvidia, Meta, Microsoft and Tesla). The breadth of the rally was the narrowest since 1987, as only 27% of stocks in the S&P 500 outperformed the index. The equal-weighted S&P 500 Index underperformed the cap-weighted S&P 500 Index by –12.4%. Although small caps underperformed large caps in 2023 (Russell 2000 Index +16.6%), they significantly outperformed large caps toward the end of the year, adding to investor excitement for the group going into 2024.

•  Global bonds appeared to be heading toward their third straight year of losses but reversed course in the last two months of the year, bringing 2023 performance into positive territory for the first time since 2020 (Bloomberg Global Aggregate Bond

*  Certain of the Fund's investment themes may, in whole or part, be implemented through the use of derivatives, including the purchase and sale of futures, options, swaps, structured investments (including commodity-linked notes) and other related instruments and techniques. The Fund may also invest in foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. As a result, the use of derivatives had a material effect on the Fund's performance during the period.

(i)  "Bloomberg®" and the Bloomberg Index/Indices used are service marks of Bloomberg Finance L.P. and its affiliates, and have been licensed for use for certain purposes by Morgan Stanley Investment Management (MSIM). Bloomberg is not affiliated with MSIM, does not approve, endorse, review, or recommend any product, and. does not guarantee the timeliness, accurateness, or completeness of any data or information relating to any product.

(ii)  Source: Morgan Stanley Investment Management (MSIM) Global Multi-Asset Team analysis; market data sourced from Bloomberg. The MSCI All Country World Net Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The Nasdaq Composite is a broad-market index measuring nearly all of the stocks traded on the Nasdaq market. The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S.

equities market, covering approximately 80% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500® Equal Weight Index (EWI) is the equal-weight version of the widely-used S&P 500, which includes the same constituents as the capitalization weighted S&P 500, but each company in the S&P 500 EWI is allocated a fixed weight — or 0.2% of the index total at each quarterly rebalance. The Russell 2000 Index measures the performance of the U.S. small-cap stock market. The Bloomberg Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. The S&P GSCI Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long only investment in commodity futures that is broadly diversified across the spectrum of commodities. Topix is a capitalization-weighted index measure the companies traded on First Section of the Tokyo Stock Exchange. The U.S. Dollar Index (DXY) is an index of the value of the United States dollar relative to a basket of foreign currencies, often referred to as a basket of U.S. trade partners' currencies. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. The indexes do not include any expenses, fees or sales charges, which would lower performance. The indexes are unmanaged and should not be considered an investment. It is not possible to invest directly in an index. One basis point = 0.01%.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Multi-Asset Real Return Portfolio

Index +5.7% in USD). Having peaked at 5% in October 2023, U.S. 10-year yields fell –105 bps over the November-December 2023 period. Both the Fed and the European Central Bank kept rates on hold in the fourth quarter of 2023 and gradually shifted toward a more dovish stance. By the end of the period, markets priced in –138 bps of cuts in 2024 in the U.S. and –155 bps of cuts in the eurozone.

•  Commodities and the U.S. dollar were the two notable exceptions to the broad market rally in 2023 (S&P GSCI Index –3.1%, DXY Index –2.4%). The dollar fell versus all G10 currencies except for the Japanese yen, as interest rate differentials narrowed compared to the U.S. The yen fell –5.7% versus the dollar as the Bank of Japan maintained its loose monetary policy despite above-target inflation. Within emerging markets (EM), the Argentine peso lost –78.9% of its value as the newly elected government announced major spending cuts including a 50% devaluation of the country's currency. Within commodities, oil prices finished the year in negative territory (Brent spot –6.3%) for the first time since 2020 despite production cuts by the Organization of the Petroleum Exporting Countries and its allies (known as OPEC+). Gold was the positive outlier in commodities (+13.1%) as investors priced in the increasing likelihood of Fed rate cuts (and therefore lower real rates) in 2024.

•  Within the Fund's Core Real Assets positions, long positions in Brent oil, energy-related equities, gold, and U.S. materials stocks contributed to performance. Detractors from performance included long positions in silver, platinum, and gold miners.

•  Within Opportunistic positions, contributors included long positions in U.S. real estate investment trusts (REITs), European Union (EMU) real estate, and in defensive currencies vs. the U.S. dollar. Detractors included long positions in U.S. defense stocks vs. U.S. equities, in U.S. industrials vs. U.S. tech stocks, and in iron ore miners vs. global equities.

Management Strategies(iii)

•  2023 was a year that confounded many market participants and pundits. The "most anticipated recession ever" never happened. The Fed tightened by 100 bps more than expected, driving bond yields to the highest levels since the 2000s. And, all the while, the U.S. stock market bent but did not break during the record bond sell-off, led to the upside not by a new acronym like FAANG or FANMAG but by the Magnificent Seven, while most other global equity markets underperformed, notably China. The year-end rally saw broad participation by smaller cap stocks, Value and non-U.S. stocks as well.

•  As we enter 2024, we present the key themes we expect to see develop across the global economy and global financial markets over the course of the year.

Goldilocks Eventually Morphs Into Growth Slump

•  In early 2023, we wrote that, despite widespread consensus expectations for a recession, we "expect[ed] a soft landing in 2023, followed by a deep recession in 2024." The first is what happened; the second has now become less likely.

•  A "Goldilocks" economy is theoretically characterized by growth that is neither too cold (stall or recession), nor too hot that it generates inflation. In short, it shows decent, trend-like growth with inflation at target levels. This is exactly where we are currently: after a 2022 growth slump, the economy recovered strongly in 2023 and currently looks to be growing at around a 2% pace with core personal consumption expenditure (PCE) inflation also running around 2% in the past six months. That combination is nirvana for stocks markets and risk assets generally, which explains the monster risk-assets rally from October to year-end 2023.

•  The key question going forward is how long this nirvana-like environment will last. Our base case is that growth will eventually slump below trend by the end of the year. The key factors driving this view are:

o  Tightest Fed policy in 15 years, with policy rates nearly 300 bps above inflation, much higher than real potential growth of 1.8%

(iii)  Source: Morgan Stanley Investment Management (MSIM) Global Multi-Asset Team analysis; market data sourced from Bloomberg; consensus estimates sourced from Thomson Reuters I/B/E/S.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Multi-Asset Real Return Portfolio

o  Fiscal policy turning modestly contractionary after an unexpectedly stimulative 2023

o  Excess savings exhausted for most households (except the top quintile)

•  However, we recognize that this cycle is different from some of the more recent ones and will be cushioned by the following factors:

o  No private sector excesses: In the late 1990s, the corporate sector massively overinvested, causing a big retrenchment in 2001. Then, in the 2000s, households massively overborrowed and overinvested in houses, causing the housing bust and financial crisis in 2008-09. In this current cycle, neither households nor corporates are particularly stretched (i.e., overleveraged and overspending). Rather, it is the government that has overborrowed and overspent, which leads to a different dynamic.

o  No energy shock: Most post-war recessions have been accompanied by an oil shock, which hits households' purchasing power right at the time the central bank is taking away the punch bowl. This time, gasoline prices skyrocketed in 2021-22 to $5.00 a gallon but have since reversed to $3.25, thus freeing up households to spend on other goods and services.

o  Decent real income growth: With inflation collapsing to a 2% run rate and wages still running at 4% annualized rate, households are experiencing positive real wage growth (after a tough two-year period). And because firms are still hiring 175,000 new employees each month, aggregate real income is growing nearly 3% — a level sufficient to fuel real spending and modestly increasing savings.

•  Net-net: Growth is likely to slow because of tight money and modestly tighter fiscal policy, but for now, there are still many positive offsets, making a growth slump more likely than an immediate contraction.

•  Slumping growth will mean an end to Goldilocks (i.e., growth will get too cold) but will likely keep inflation relatively close to target, allowing the Fed to ease policy by the summer. Policy will be easing but not easy, as the Fed will have massively lagged the drop in inflation. If the Fed eases by 100 bps by

December 2024, but inflation drops to 2% year-on-year, real policy rates will still be +240 bps — way above neutral, i.e. still tight.

•  The appealing aspect of this baseline scenario is that, unlike last year, it is counter to market expectations for benign economic growth and +11% earnings per share (EPS) growth for S&P 500 companies. Of course, we recognize other scenarios are also plausible: with the consumer continuing to spend and firm profits recovering, a new cycle of hiring could restart, leading to above-trend growth and renewed inflation worries — i.e. overheating, prompting the Fed to hold off on cuts (or even consider hikes). Conversely, the Goldilocks environment could persist as unexpectedly low inflation seen in recent months allows the Fed to perfectly thread the needle and ease policy back to neutral quickly.

The Great Speculative Era Endures — For How Long?

•  After the bond yield-driven rally in the fourth quarter, U.S. stocks are currently trading at nearly 20x forward earnings (or 25x trailing reported EPS, not that anyone looks at that anymore). The last time real long-term rates averaged 1.75% (as today) was from 2003 to 2005. At that time, stocks were trading at 16x forward earnings, 20% cheaper than today, and earnings, having fallen 30%+ in the dot-com bust, were in the midst of a +140% multiyear explosion — unlikely to be repeated today.

•  So, despite the nirvana-like Goldilocks macro environment currently in place, it is very hard to get excited about buying such expensive stocks. If Goldilocks persists, we could see stocks rise further, in theory, in line with approximately 10% EPS growth; though, in practice, when earnings rise, so do multiples, potentially leading to bubble-like valuations (25.2x in 2000 and 23.2x in 2020).

•  However, whether the "Great Speculative Era" endures depends on a historically unlikely macro environment persisting. Our baseline of slumping economic growth by year-end 2024 would significantly challenge the profit outlook, a key underpinning of sky-high multiples. Conversely, an "Overheating" scenario could lead to a 2022 redux (simultaneous stock and bond sell-off). As a result, we are inclined to stay cautious on stocks, and maintain a very unheroic neutral allocation to

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Multi-Asset Real Return Portfolio

stocks, while focusing on the many regional and thematic opportunities we see, as described below.

After U.S. and Japan in 2023, Eurozone Stocks to Lead in 2024

•  Japanese stocks were the surprise outperformers in 2023, returning 28% (Topix), driven by a very weak yen, ripping Japanese banks stocks (+34%) as well as deflation — and optimism for the Bank of Japan's exit from its yield curve control policy. Note that unhedged (i.e., in U.S. dollars) Japanese stocks were actually only up 19% (less than the eurozone and EM ex-China in U.S. dollars).

•  In 2024, we expect eurozone stocks to broadly outperform U.S., Japan and global equities. Why? After all, the eurozone has been a perennial disappointer for the past two decades, and on the surface, little appears to have changed. However, three factors lead us to conclude eurozone stocks will likely outperform:

o  It is now generally accepted that, apart from a very small number of stocks, such as ASML, Hermes, Nestle, Unilever and L'Oreal, the eurozone has very few truly high-growth companies and just a few high quality companies. If you want good growth companies (and that's the only way to pick stocks, of course), there is really only the U.S. Not only are there few growth and quality companies in eurozone, but the economies there barely grow. The perception has returned to the late 1990s when the late Byron Wien quipped that Europe had become just "a vast open-air museum." From a contrarian perspective, this kind of wholesale rejection of an entire continent is highly appealing.

o  Interestingly, this kind of pessimism has reached a crescendo recently because of a relapse in EMU gross domestic product (GDP) growth while U.S. growth has kept surprising to the upside. However, we think the consensus is missing how much of an impact the collapse in inflation will have on households' psychology and willingness to spend. We expect headline inflation to drop to a 1% run rate over the next six months as utility prices catch "down" to natural gas and power prices. With hourly wages running at more than 4%, real wages are actually growing by +3% — the best in a couple of decades. The past few months have seen an improvement in consumer and business confidence, reflecting these new conditions. In the meantime, U.S. growth has been strong, but, as discussed above, is likely to slump in 2024 and will likely undershoot EMU growth for the first time in 10 years. Better EMU GDP will mean better EPS growth, particularly for EMU domestic stocks.

o  Because of all the pessimism on EMU stocks and the economy, EMU domestic stocks are trading at 13.7x forward EPS versus 20.1x for U.S. domestic stocks. This 35% discount is double the usual 17% discount of EMU versus U.S. domestics, a testament to the skepticism about the prospect for the eurozone domestic economy.

•  Net-net: Near-record cheap eurozone stocks in an economy experiencing a reverse-energy shock amid widespread skepticism are likely to outperform "exceptional" but pricey U.S. stocks in a slumping U.S. economy. Of course, this may only last a year like most of Europe's (relative) rallies but could generate strong outperformance (more if the euro appreciates as we expect).

EM ex-China Finally Catches a Break Amid US Dollar Bear Market

•  From its nadir in the summer of 2008 in the midst of the Global Financial Crisis, the U.S. dollar appreciated 60% until its October 2022 peak. One of the three major dollar bull markets since the U.S. dollar discontinued the gold standard in 1971. The recent U.S. dollar bear market began in October 2022 when the first Fed pivot occurred (from 75 bp hikes to 50 bp hikes). Since then, the dollar has depreciated 10%. U.S. dollar bear markets usually last a decade and see a 30% - 50% depreciation over that time frame.

•  We expect the beginning of the Fed rate-cutting cycle to accelerate the decline in the U.S. dollar, particularly if it is associated with a homegrown slump in economic growth. The U.S.'s exceptionalism will appear less so, particularly with deficits twice as large as those of Europe, a worsening net international investment position, and continued central bank reserve diversification away from the U.S. dollar.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Multi-Asset Real Return Portfolio

•  One significant beneficiary of a weaker dollar has historically been emerging markets; so much so that the EM equity outperformance cycle has become almost indistinguishable from the U.S. dollar cycle. A weaker dollar is usually associated with easier Fed policy and greater risk-taking, which facilitates flow into capital-hungry emerging markets. Here we focus on EM ex-China, as China has entered a balance sheet recession cycle and does not appear ready yet to apply appropriate economic policies to solve the multitude of problems. (We have advocated for an all-of-the-above approach including easier monetary policy, weaker currency, fiscal policy stimulus, restructurings/defaults and fiscally-driven capital injections.)

•  Stocks in EM ex-China — particularly away from the darlings (India) and heavyweights (Taiwan and Korea) — are attractively cheap, though not as depressed as in the early 2000s after the Asian crisis. However, the economies are generally in better shape than in previous decades (with some exceptions such as Turkey and Argentina, but even there, policy has shifted to orthodoxy) with inflation under control, appropriately tight monetary policy, and modest budget deficits (especially compared to the United States). We expect these markets to outperform U.S. stocks, particularly if the U.S. dollar does depreciate, giving investors "two-for-the-price-of-one" (i.e., stock appreciation in an appreciating currency).

Value Bull Market Continues

•  Even though Value indexes in the U.S. underperformed Growth indexes by a significant margin in 2023 (by 31% using Russell 1000 indexes), Value stocks outperformed in Japan, Europe and emerging markets. And even in the U.S., if using "pure style indexes" such as our GMA Value stocks baskets, one can clearly see that underneath the hood Value continues its outperformance cycle that started in August 2020.

•  With Value stocks 25% - 30% cheaper than normal compared to Growth (or Anti-Value) stocks, we expect Value stocks to keep outperforming over 2024 and in coming years in the U.S., Europe, Japan and emerging markets.

*  Minimum Investment for Class I shares

**  Commenced Operations on June 18, 2018.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and R6 shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Multi-Asset Real Return Portfolio

Performance Compared to the Bloomberg U.S. Treasury Bill 1-3 Month Index(1), the MSIF Multi-Asset Real Return Blend Index(2) and the Lipper Real Return Funds Index(3)

	Period Ended December 31, 2023 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Fund — Class I Shares w/o sales charges(5)	5.41%	9.54%	—	7.22%
Fund — Class A Shares w/o sales charges(5)	5.09	9.16	—	6.84
Fund — Class A Shares with maximum 5.25% sales charges(5)	–0.44	7.99	—	5.81
Fund — Class C Shares w/o sales charges(5)	4.25	8.33	—	6.04
Fund — Class C Shares with maximum 1.00% deferred sales charges(5)	3.25	8.33	—	6.04
Fund — Class R6 Shares w/o sales charges(5)	5.46	9.58	—	7.26
Bloomberg U.S. Treasury Bill 1-3 Month Index	5.14	1.87	—	1.89
MSIF Multi-Asset Real Return Blend Index	5.14	13.29	—	9.68
Lipper Real Return Funds Index	3.57	6.90	—	4.20

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The Bloomberg U.S. Treasury Bills 1-3 Month Index is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to one month and less than three months. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The MSIF Multi-Asset Real Return Blend Index is a performance linked benchmarks of the old and new benchmark of the Fund. The old benchmark represented by MSCI World Net Index (index that is designed to measure the equity market performance of developed markets) from the Fund's inception to August 30, 2021 to the new benchmark represented by Bloomberg U.S. Treasury Bill 1-3 Month Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Real Return Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Real Return Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Real Return Funds classification.

(4)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on June 18, 2018.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Portfolio of Investments

Multi-Asset Real Return Portfolio

	Shares	Value (000)
Common Stocks (26.9%)
Austria (0.0%)‡
OMV AG	121	$5
Belgium (0.3%)
Aedifica SA REIT	427	30
Cofinimmo SA REIT	305	24
Warehouses De Pauw CVA REIT	1,461	46
		100
Finland (0.1%)
Kojamo OYJ	1,480	19
Neste OYJ	351	13
		32
France (0.9%)
Covivio SA REIT	474	25
Gecina SA REIT	432	53
Klepierre SA REIT	1,741	48
TotalEnergies SE	2,066	140
Unibail-Rodamco-Westfield REIT (a)	900	67
		333
Germany (0.7%)
LEG Immobilien SE (a)	666	59
Vonovia SE	6,373	200
		259
Italy (0.1%)
Eni SpA	2,082	35
Tenaris SA	393	7
		42
Norway (0.1%)
Aker BP ASA	264	8
Equinor ASA	796	25
		33
Portugal (0.0%)‡
Galp Energia SGPS SA	417	6
Spain (0.2%)
Inmobiliaria Colonial Socimi SA REIT	2,583	18
Merlin Properties Socimi SA REIT	3,035	34
Repsol SA (b)	1,148	17
		69
Sweden (0.5%)
Castellum AB (a)	3,777	54
Fabege AB	2,176	23
Fastighets AB Balder, Class B (a)	5,784	41
Sagax AB, Class B	1,862	51
Wihlborgs Fastigheter AB	2,424	23
		192
Switzerland (0.5%)
Allreal Holding AG (Registered)	147	26
PSP Swiss Property AG (Registered)	434	61
Swiss Prime Site AG (Registered)	725	77
		164
	Shares	Value (000)
United Kingdom (2.1%)
Big Yellow Group PLC REIT	1,686	$26
BP PLC	15,102	90
British Land Co. PLC REIT	7,797	40
Derwent London PLC REIT	893	27
Land Securities Group PLC REIT	6,831	61
LondonMetric Property PLC REIT	9,302	23
LXI PLC REIT	14,359	19
Rightmove PLC	7,715	57
Safestore Holdings PLC REIT	1,977	22
Segro PLC REIT	10,338	117
Shell PLC	5,880	192
Tritax Big Box PLC REIT	17,324	37
UNITE Group PLC REIT	3,002	40
		751
United States (21.4%)
Alexandria Real Estate Equities, Inc. REIT	283	36
American Homes 4 Rent, Class A REIT	562	20
American Tower Corp. REIT	805	174
APA Corp.	136	5
AvalonBay Communities, Inc. REIT	244	46
Baker Hughes Co.	434	15
Boston Properties, Inc. REIT	257	18
Camden Property Trust REIT	184	18
CBRE Group, Inc., Class A (a)	535	50
Cheniere Energy, Inc.	98	17
Chesapeake Energy Corp.	52	4
Chevron Corp.	792	118
Citizens Financial Group, Inc.	9,502	315
ConocoPhillips	531	62
CoStar Group, Inc. (a)	705	62
Coterra Energy, Inc.	342	9
Crown Castle, Inc. REIT	751	86
Devon Energy Corp.	262	12
Diamondback Energy, Inc.	72	11
Digital Realty Trust, Inc. REIT	501	67
EOG Resources, Inc.	250	30
EQT Corp.	145	6
Equinix, Inc. REIT	161	130
Equity Lifestyle Properties, Inc. REIT	305	22
Equity Residential REIT	621	38
Essex Property Trust, Inc. REIT	111	28
Extra Space Storage, Inc. REIT	364	58
Exxon Mobil Corp.	1,765	176
Gaming and Leisure Properties, Inc. REIT	452	22
General Dynamics Corp.	1,473	382
Halliburton Co.	382	14
Healthcare Realty Trust, Inc. REIT	658	11
Healthpeak Properties, Inc. REIT	945	19
Hess Corp.	117	17
HF Sinclair Corp.	66	4
Host Hotels & Resorts, Inc. REIT	1,228	24
The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Real Return Portfolio

	Shares	Value (000)
United States (cont'd)
Huntington Bancshares, Inc.	28,321	$360
Huntington Ingalls Industries, Inc.	236	61
Invitation Homes, Inc. REIT	1,055	36
Iron Mountain, Inc. REIT	503	35
Kimco Realty Corp. REIT	1,070	23
Kinder Morgan, Inc.	878	15
L3Harris Technologies, Inc.	1,389	293
Lockheed Martin Corp.	1,337	606
M&T Bank Corp.	3,244	445
Marathon Oil Corp.	269	6
Marathon Petroleum Corp.	199	30
Mid-America Apartment Communities, Inc. REIT	201	27
NET Lease Office Properties	22	—	@
Northrop Grumman Corp.	883	413
Occidental Petroleum Corp.	314	19
ONEOK, Inc.	194	14
Ovintiv, Inc.	105	5
Phillips 66	201	27
Pioneer Natural Resources Co.	99	22
Prologis, Inc. REIT	1,591	212
Public Storage REIT	273	83
Realty Income Corp. REIT	1,162	67
Regency Centers Corp. REIT	287	19
Regions Financial Corp.	18,825	365
RTX Corp.	8,975	755
SBA Communications Corp. REIT	187	47
Schlumberger NV	607	32
Simon Property Group, Inc. REIT	564	80
Sun Communities, Inc. REIT	215	29
Targa Resources Corp.	93	8
Texas Pacific Land Corp.	2	3
Truist Financial Corp.	25,707	949
UDR, Inc. REIT	539	21
Valero Energy Corp.	163	21
Ventas, Inc. REIT	690	34
VICI Properties, Inc. REIT	1,730	55
Welltower, Inc. REIT	857	77
Weyerhaeuser Co. REIT	1,263	44
Williams Cos., Inc.	527	18
WP Carey, Inc. REIT	369	24
Zillow Group, Inc., Class C (a)	265	15
Zions Bancorp NA	2,975	131
		7,652
Total Common Stocks (Cost $8,937)		9,638
	Face Amount (000)	Value (000)
U.S. Treasury Securities (41.5%)
United States (41.5%)
U.S. Treasury Bill, 5.35%, 2/29/24 (c)	$7,962	$7,895
5.50%, 2/29/24 (c)	6,080	6,028
U.S. Treasury Inflation-Indexed Bonds,
0.13%, 4/15/25 - 10/15/26	498	476
0.25%, 1/15/25	107	103
0.38%, 7/15/25	118	114
0.63%, 1/15/26	100	96
2.00%, 1/15/26	48	48
2.38%, 1/15/25	75	75
Total U.S. Treasury Securities (Cost $14,839)		14,835
	Shares
Short-Term Investment (25.9%)
Investment Company (25.9%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $9,269)	9,269,407	9,269
Total Investments (94.3%) (Cost $33,045) Including $3 of Securities Loaned (d)(e)(f)		33,742
Other Assets in Excess of Liabilities (5.7%)		2,043
Net Assets (100.0%)		$35,785

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

@  Value is less than $500.

‡  Amount is less than 0.05%.

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2023.

(c)  Rate shown is the yield to maturity at December 31, 2023.

(d)  The approximate fair value and percentage of net assets, $1,986,000 and 5.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Consolidated Financial Statements.

(e)  At December 31, 2023, the aggregate cost for federal income tax purposes is approximately $39,610,000. The aggregate gross unrealized appreciation is approximately $4,181,000 and the aggregate gross unrealized depreciation is approximately $2,793,000, resulting in net unrealized appreciation of approximately $1,388,000.

(f)  Securities are available for collateral in connection with foreign currency forward exchange contracts, futures contract and swap agreements.

REIT  Real Estate Investment Trust.

CVA  Certificaten Van Aandelen.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Real Return Portfolio

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at December 31, 2023:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
BNP Paribas SA	CHF	378		$436	3/14/24	$(17)
BNP Paribas SA	EUR	7		$8	3/14/24	(—	@)
BNP Paribas SA	EUR	72		$80	3/14/24	—	@
BNP Paribas SA	GBP	305		$384	3/14/24	(6)
Citibank NA	CHF	9		$11	3/14/24	—	@
Citibank NA	GBP	36		$45	3/14/24	(—	@)
Citibank NA	GBP	350		$444	3/14/24	(3)
Citibank NA	GBP	48		$61	3/14/24	—	@
Goldman Sachs International	CAD	591		$445	3/14/24	(2)
Goldman Sachs International	EUR	5		$5	3/14/24	(—	@)
Goldman Sachs International		$1,784	AUD	2,620	3/14/24	6
Goldman Sachs International		$303	CHF	261	3/14/24	10
Goldman Sachs International		$1,147	EUR	1,048	3/14/24	13
Goldman Sachs International		$872	GBP	686	3/14/24	3
Goldman Sachs International		$357	SEK	3,654	3/14/24	6
JPMorgan Chase Bank NA	CHF	10		$12	3/14/24	(—	@)
JPMorgan Chase Bank NA	EUR	1,516		$1,641	3/14/24	(37)
JPMorgan Chase Bank NA	GBP	693		$871	3/14/24	(12)
JPMorgan Chase Bank NA	SEK	4,958		$476	3/14/24	(17)
JPMorgan Chase Bank NA	SEK	615		$61	3/14/24	—	@
JPMorgan Chase Bank NA		$1	CAD	1	3/14/24	—	@
JPMorgan Chase Bank NA		$9	JPY	1,361	3/14/24	—	@
						$(56)

Futures Contract:

The Fund had the following futures contract open at December 31, 2023:

	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Appreciation (000)
Long:
U.S. Treasury Ultra Long Bond (United States)	67	Mar-24	$6,700	$8,951	$813

Centrally Cleared Interest Rate Swap Agreements:

The Fund had the following centrally cleared interest rate swap agreements open at December 31, 2023:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Received (000)	Unrealized Appreciation (Depreciation) (000)
Bank of America Securities, Inc.	Euro-stat Eurozone HICP ex Tobacco Index	Receive	2.18%	Maturity/ Maturity	12/15/33	EUR	1,363	$(6)	$—	$(6)
Bank of America Securities, Inc.	Euro-stat Eurozone HICP ex Tobacco Index	Pay	2.07	Maturity/ Maturity	12/15/28		1,389	6	—	6
Bank of America Securities, Inc.	US CPI All Urban Consumers Index	Receive	2.44	Maturity/ Maturity	12/13/33		$1,835	(5)	—	(5)
Bank of America Securities, Inc.	US CPI All Urban Consumers Index	Pay	2.31	Maturity/ Maturity	12/13/28		1,415	— @	—	— @
Morgan Stanley & Co. LLC	Euro-stat Eurozone HICP ex Tobacco Index	Receive	2.40	Semi-Annual/ Quarterly	3/15/33	EUR	6,727	(102)	—	(102)
Morgan Stanley & Co. LLC	Euro-stat Eurozone HICP ex Tobacco Index	Pay	2.46	Semi-Annual/ Quarterly	3/15/28		6,715	72	—	72
Morgan Stanley & Co. LLC	US CPI All Urban Consumers Index	Receive	2.65	Maturity/ Maturity	11/3/33		$370	(8)	—	(8)
Morgan Stanley & Co. LLC	US CPI All Urban Consumers Index	Receive	2.61	Maturity/ Maturity	10/10/53		7,176	(355)	—	(355)

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Real Return Portfolio

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment (Received) (000)			Unrealized Appreciation (Depreciation) (000)
Morgan Stanley & Co. LLC	US CPI All Urban Consumers Index	Receive	2.59%	Semi-Annual/ Quarterly	7/12/33	$8,590	$(95)		$—		$(95)
Morgan Stanley & Co. LLC	US CPI All Urban Consumers Index	Receive	2.53	Maturity/ Maturity	12/1/53	126	(4)		—		(4)
Morgan Stanley & Co. LLC	US CPI All Urban Consumers Index	Receive	2.48	Maturity/ Maturity	12/13/53	1,292	(28)		—		(28)
Morgan Stanley & Co. LLC	US CPI All Urban Consumers Index	Receive	2.45	Maturity/ Maturity	12/18/33	8,740	(29)		—		(29)
Morgan Stanley & Co. LLC	US CPI All Urban Consumers Index	Pay	2.35	Maturity/ Maturity	12/18/28	8,929	17		—		17
Morgan Stanley & Co. LLC	US CPI All Urban Consumers Index	Pay	2.37	Maturity/ Maturity	11/30/28	161	1		—		1
Morgan Stanley & Co. LLC	US CPI All Urban Consumers Index	Pay	2.59	Semi-Annual/ Quarterly	3/13/28	2,433	12		(—	@)	12
Morgan Stanley & Co. LLC	US CPI All Urban Consumers Index	Pay	3.28	Semi-Annual/ Quarterly	3/3/27	4,738	(— @)		—		(— @)
							$(524)	$	(—	@)	$(524)

@    Value is less than $500.

AUD  —  Australian Dollar

CAD  —  Canadian Dollar

CHF  —  Swiss Franc

EUR  —  Euro

GBP  —  British Pound

JPY  —  Japanese Yen

SEK  —  Swedish Krona

USD  —  United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
U.S. Treasury Securities	44.0%
Short-Term Investments	27.5
Other*	13.5
Banks	7.6
Aerospace & Defense	7.4
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include an open futures contract with a value of approximately $8,951,000 and unrealized appreciation of approximately $813,000. Does not include open foreign currency forward exchange contracts with net unrealized depreciation of approximately $56,000. Also does not include open swap agreements with net unrealized depreciation of approximately $524,000.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Multi-Asset Real Return Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $23,776)	$24,473
Investment in Security of Affiliated Issuer, at Value (Cost $9,269)	9,269
Total Investments in Securities, at Value (Cost $33,045)	33,742
Foreign Currency, at Value (Cost $58)	60
Due from Broker	1,695
Cash	82
Receivable for Variation Margin on Futures Contracts	405
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	38
Receivable from Affiliate	36
Dividends Receivable	18
Due from Adviser	11
Tax Reclaim Receivable	3
Interest Receivable	2
Receivable for Fund Shares Sold	—	@
Other Assets	41
Total Assets	36,133
Liabilities:
Payable for Fund Shares Redeemed	102
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	94
Payable for Professional Fees	22
Payable for Custodian Fees	10
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class C	3
Payable for Variation Margin on Swap Agreements	3
Payable for Administration Fees	2
Payable for Sub Transfer Agency Fees — Class I	1
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class C	—	@
Deferred Capital Gain Country Tax	2
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class R6	—	@
Payable for Swap Agreements Termination	—	@
Other Liabilities	107
Total Liabilities	348
Net Assets	$35,785
Net Assets Consist of:
Paid-in-Capital	$34,501
Total Distributable Earnings	1,284
Net Assets	$35,785

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Multi-Asset Real Return Portfolio

Consolidated Statement of Assets and Liabilities (cont'd)	December 31, 2023 (000)
CLASS I:
Net Assets	$27,897
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,570,590
Net Asset Value, Offering and Redemption Price Per Share	$10.85
CLASS A:
Net Assets	$4,347
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	400,045
Net Asset Value, Redemption Price Per Share	$10.87
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.60
Maximum Offering Price Per Share	$11.47
CLASS C:
Net Assets	$3,527
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	327,248
Net Asset Value, Offering and Redemption Price Per Share	$10.78
CLASS R6:
Net Assets	$14
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,319
Net Asset Value, Offering and Redemption Price Per Share	$10.85
(1) Including: Securities on Loan, at Value:	$3

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Multi-Asset Real Return Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2023 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$1,056
Dividends from Security of Affiliated Issuer (Note G)	338
Dividends from Securities of Unaffiliated Issuers (Net of $10 of Foreign Taxes Withheld)	167
Income from Securities Loaned — Net	13
Total Investment Income	1,574
Expenses:
Advisory Fees (Note B)	213
Professional Fees	146
Registration Fees	62
Directors' Fees and Expenses	6
Shareholder Services Fees — Class A (Note D)	12
Distribution and Shareholder Services Fees — Class C (Note D)	39
Custodian Fees (Note F)	46
Administration Fees (Note C)	28
Pricing Fees	19
Sub Transfer Agency Fees — Class I	9
Sub Transfer Agency Fees — Class A	5
Sub Transfer Agency Fees — Class C	3
Transfer Agency Fees — Class I (Note E)	3
Transfer Agency Fees — Class A (Note E)	4
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class R6 (Note E)	3
Other Expenses	36
Total Expenses	637
Waiver of Advisory Fees (Note B)	(213)
Expenses Reimbursed by Adviser (Note B)	(60)
Rebate from Morgan Stanley Affiliate (Note G)	(13)
Reimbursement of Transfer Agency and Sub Transfer Agency Fees (Note B)	(9)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(— @)
Reimbursement of Class Specific Expenses — Class R6 (Note B)	(3)
Net Expenses	337
Net Investment Income	1,237
Realized Gain (Loss):
Investments Sold (Net of $—@ of Capital Gain Country Tax)	1,177
Foreign Currency Forward Exchange Contracts	154
Foreign Currency Translation	(27)
Futures Contracts	(482)
Swap Agreements	51
Net Realized Gain	873
Change in Unrealized Appreciation (Depreciation):
Investments	(233)
Foreign Currency Forward Exchange Contracts	(64)
Foreign Currency Translation	1
Futures Contracts	417
Swap Agreements	(648)
Net Change in Unrealized Appreciation (Depreciation)	(527)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	346
Net Increase in Net Assets Resulting from Operations	$1,583

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Multi-Asset Real Return Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,237	$1,619
Net Realized Gain (Loss)	873	(906)
Net Change in Unrealized Appreciation (Depreciation)	(527)	99
Net Increase in Net Assets Resulting from Operations	1,583	812
Dividends and Distributions to Shareholders:
Class I	(1,253)	(1,338)
Class A	(189)	(200)
Class C	(137)	(162)
Class R6*	(1)	(1)
Total Dividends and Distributions to Shareholders	(1,580)	(1,701)
Capital Share Transactions:(1)
Class I:
Subscribed	11,223	6,573
Distributions Reinvested	1,253	1,338
Redeemed	(17,120)	(5,538)
Class A:
Subscribed	1,993	8,829
Distributions Reinvested	189	189
Redeemed	(3,485)	(3,952)
Class C:
Subscribed	970	4,651
Distributions Reinvested	137	162
Redeemed	(2,574)	(727)
Class R6:*
Distributions Reinvested	1	1
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(7,413)	11,526
Total Increase (Decrease) in Net Assets	(7,410)	10,637
Net Assets:
Beginning of Period	43,195	32,558
End of Period	$35,785	$43,195
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,016	596
Shares Issued on Distributions Reinvested	118	125
Shares Redeemed	(1,580)	(520)
Net Increase (Decrease) in Class I Shares Outstanding	(446)	201
Class A:
Shares Subscribed	182	794
Shares Issued on Distributions Reinvested	18	18
Shares Redeemed	(322)	(365)
Net Increase (Decrease) in Class A Shares Outstanding	(122)	447
Class C:
Shares Subscribed	93	429
Shares Issued on Distributions Reinvested	13	15
Shares Redeemed	(241)	(68)
Net Increase (Decrease) in Class C Shares Outstanding	(135)	376
Class R6:*
Shares Issued on Distributions Reinvested	— @	— @

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

@  Amount is less than 500 shares.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Multi-Asset Real Return Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$10.80		$10.93		$10.38		$10.51		$9.06
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.40		0.44		0.21		0.16		0.19
Net Realized and Unrealized Gain (Loss)	0.17		(0.10)		2.04		(0.14)		1.46
Total from Investment Operations	0.57		0.34		2.25		0.02		1.65
Distributions from and/or in Excess of:
Net Investment Income	(0.52)		(0.43)		(0.26)		(0.15)		(0.20)
Net Realized Gain	—		(0.04)		(1.44)		—		—
Paid-in-Capital	—		—		—		—		(0.00	)(3)
Total Distributions	(0.52)		(0.47)		(1.70)		(0.15)		(0.20)
Net Asset Value, End of Period	$10.85		$10.80		$10.93		$10.38		$10.51
Total Return(4)	5.41	%(5)	3.11%		22.11%		0.39%		18.35%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$27,897		$32,578		$30,776		$17,942		$10,728
Ratio of Expenses Before Expense Limitation	1.56%		2.03%		2.76%		2.93%		3.82%
Ratio of Expenses After Expense Limitation	0.73	%(6)(7)	0.76	%(7)	0.79	%(7)	0.77	%(7)	0.76	%(7)
Ratio of Net Investment Income	3.71	%(6)(7)	4.03	%(7)	1.80	%(7)	1.68	%(7)	1.88	%(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.04%		0.03%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	519%		797%		232%		68%		65%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class I shares.

(6)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class I shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.76%	3.68%

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Multi-Asset Real Return Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$10.81		$10.95		$10.41		$10.53		$9.06
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.36		0.53		0.29		0.11		0.15
Net Realized and Unrealized Gain (Loss)	0.18		(0.23)		1.92		(0.12)		1.47
Total from Investment Operations	0.54		0.30		2.21		(0.01)		1.62
Distributions from and/or in Excess of:
Net Investment Income	(0.48)		(0.40)		(0.23)		(0.11)		(0.15)
Net Realized Gain	—		(0.04)		(1.44)		—		—
Paid-in-Capital	—		—		—		—		(0.00	)(3)
Total Distributions	(0.48)		(0.44)		(1.67)		(0.11)		(0.15)
Net Asset Value, End of Period	$10.87		$10.81		$10.95		$10.41		$10.53
Total Return(4)	5.09	%(5)	2.75%		21.62%		0.07%		17.93%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,347		$5,646		$826		$43		$42
Ratio of Expenses Before Expense Limitation	1.96%		2.37%		4.14%		10.61%		7.63%
Ratio of Expenses After Expense Limitation	1.09	%(6)(7)	1.10	%(7)	1.14	%(7)	1.14	%(7)	1.14	%(7)
Ratio of Net Investment Income	3.35	%(6)(7)	4.94	%(7)	2.48	%(7)	1.18	%(7)	1.46	%(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.04%		0.03%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	519%		797%		232%		68%		65%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class A shares.

(6)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class A shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.11%	3.33%

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Multi-Asset Real Return Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$10.73		$10.90		$10.36		$10.50		$9.06
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.28		0.45		0.08		0.05		0.07
Net Realized and Unrealized Gain (Loss)	0.17		(0.23)		2.04		(0.14)		1.48
Total from Investment Operations	0.45		0.22		2.12		(0.09)		1.55
Distributions from and/or in Excess of:
Net Investment Income	(0.40)		(0.35)		(0.14)		(0.05)		(0.11)
Net Realized Gain	—		(0.04)		(1.44)		—		—
Paid-in-Capital	—		—		—		—		(0.00	)(3)
Total Distributions	(0.40)		(0.39)		(1.58)		(0.05)		(0.11)
Net Asset Value, End of Period	$10.78		$10.73		$10.90		$10.36		$10.50
Total Return(4)	4.25	%(5)	2.00%		20.80%		(0.81)%		17.12%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,527		$4,957		$943		$218		$172
Ratio of Expenses Before Expense Limitation	2.67%		3.09%		4.04%		5.10%		8.50%
Ratio of Expenses After Expense Limitation	1.84	%(6)(7)	1.82	%(7)	1.89	%(7)	1.89	%(7)	1.89	%(7)
Ratio of Net Investment Income	2.60	%(6)(7)	4.23	%(7)	0.69	%(7)	0.54	%(7)	0.68	%(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.04%		0.03%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	519%		797%		232%		68%		65%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class C shares.

(6)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class C shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.86%	2.58%

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Multi-Asset Real Return Portfolio

	Class R6(1)
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(2)		2019(2)
Net Asset Value, Beginning of Period	$10.80		$10.93		$10.38		$10.51		$9.06
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.41		0.44		0.20		0.16		0.19
Net Realized and Unrealized Gain (Loss)	0.17		(0.09)		2.05		(0.13)		1.47
Total from Investment Operations	0.58		0.35		2.25		0.03		1.66
Distributions from and/or in Excess of:
Net Investment Income	(0.53)		(0.44)		(0.26)		(0.16)		(0.21)
Net Realized Gain	—		(0.04)		(1.44)		—		—
Paid-in-Capital	—		—		—		—		(0.00	)(4)
Total Distributions	(0.53)		(0.48)		(1.70)		(0.16)		(0.21)
Net Asset Value, End of Period	$10.85		$10.80		$10.93		$10.38		$10.51
Total Return(5)	5.46	%(6)	3.16%		22.16%		0.42%		18.37%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$14		$14		$13		$11		$11
Ratio of Expenses Before Expense Limitation	20.91%		17.86%		21.20%		22.80%		22.24%
Ratio of Expenses After Expense Limitation	0.69	%(7)(8)	0.72	%(8)	0.74	%(8)	0.74	%(8)	0.74	%(8)
Ratio of Net Investment Income	3.75	%(7)(8)	4.03	%(8)	1.75	%(8)	1.62	%(8)	1.90	%(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.04%		0.03%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	519%		797%		232%		68%		65%

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class R6 shares.

(7)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class R6 shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.71%	3.73%

(8)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-three separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these consolidated financial statements, management has evaluated subsequent events occurring after the date of the Fund's consolidated Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying consolidated financial statements relates to the Multi-Asset Real Return Portfolio. The Fund seeks total return, targeted to be in excess of inflation, through capital appreciation and current income.

The Fund has issued four classes of shares — Class I, Class A, Class C and Class R6. Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, Multi-Asset Real Return Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of December 31, 2023, the Subsidiary represented approximately $3,533,000 or approximately 9.88% of the net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (4) OTC swaps may be valued

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

by an outside pricing service approved by the Directors or quotes from a reputable broker/dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange. Total return swaps may also be fair valued using direct accrual/return calculations if prices on the reference asset on the total return leg of the swap are available from a pricing service/vendor for such instrument. In the event that the reference asset on the total return leg of the swap is a benchmark index, then price of such reference asset may be obtained from a pricing service provider or from the benchmark index sponsor; (5) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (6) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (7) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund invests a significant portion of its assets in securities of real estate investment trusts ("REITs"). The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$2,510	$—	$—	$2,510
Banks	2,565	—	—	2,565
Diversified REITs	24	179	—	203
Energy Equipment & Services	61	7	—	68
Health Care REITs	141	54	—	195
Hotel & Resort REITs	24	—	—	24
Industrial REITs	212	223	—	435
Interactive Media & Services	—	57	—	57
Office REITs	54	98	—	152
Oil, Gas & Consumable Fuels	659	531	—	1,190
Real Estate Management & Development	127	634	—	761
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Residential REITs	$285	$40	$—	$325
Retail REITs	189	115	—	304
Specialized REITs	801	48	—	849
Total Common Stocks	7,652	1,986	—	9,638
U.S. Treasury Securities	—	14,835	—	14,835
Short-Term Investment
Investment Company	9,269	—	—	9,269
Foreign Currency Forward Exchange Contracts	—	38	—	38
Futures Contract	813	—	—	813
Interest Rate Swap Agreements	—	108	—	108
Total Assets	17,734	16,967	—	34,701
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(94)	—	(94)
Interest Rate Swap Agreements	—	(632)	—	(632)
Total Liabilities	—	(726)	—	(726)
Total	$17,734	$16,241	$—	$33,975

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Treasury Inflation-Protected Securities: The Fund may invest in Treasury Inflation-Protected Securities ("TIPS"), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Fund's distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers/dealers to purchase or sell foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the counterparty or clearing-house based on changes in the value of the contract or variation margin, respectively. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and U.S. Commodities Futures Trading Commission ("CFTC") approval of contracts for central clearing and exchange trading.

The Fund may enter into total return swaps in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include, but not be limited to, a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swaps may be used to obtain long or short exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swaps may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder, and conversely, that the Fund will not be able to meet its obligation to the counterparty.

The Fund may enter into interest rate swaps which is an agreement between two parties to exchange their respective commitments to pay or receive interest. Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of market loss with respect to interest rate swaps is typically limited to the net amount of interest payments that the Fund is contractually obligated to make.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Consolidated Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Consolidated Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2023:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$38
Futures Contract	Variation Margin on Futures Contract	Interest Rate Risk	813	(a)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	108	(a)
Total			$959
	Liability Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(94)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	(632	)(a)
Total			$(726)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Consolidated Portfolio of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day's net variation margin.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2023 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$154
Commodity Risk	Futures Contracts	347
Equity Risk	Futures Contracts	(241)
Interest Rate Risk	Futures Contracts	(588)
Equity Risk	Swap Agreements	(155)
Interest Rate Risk	Swap Agreements	206
Total		$(277)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(64)
Commodity Risk	Futures Contracts	(102)
Equity Risk	Futures Contracts	(294)
Interest Rate Risk	Futures Contracts	813
Equity Risk	Swap Agreements	(39)
Interest Rate Risk	Swap Agreements	(609)
Total		$(295)

At December 31, 2023, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives(a)	Assets(b) (000)	Liabilities(b) (000)
Foreign Currency Forward Exchange Contracts	$38	$(94)

(a) Excludes exchange-traded derivatives.

(b) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2023:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)			Collateral Received (000)	Net Amount (not less than $0) (000)
BNP Paribas SA	$—	@	$	(—	@)	$—	$0
Citibank NA	—	@		(—	@)	—	0
Goldman Sachs International	38			(2)		—	36
JPMorgan Chase Bank NA	—	@		(—	@)	—	0
Total	$38			$(2)		$—	$36
Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)			Collateral Pledged (000)	Net Amount (not less than $0) (000)
BNP Paribas SA	$23		$	(—	@)	$—	$23
Citibank NA	3			(—	@)	—	3
Goldman Sachs International	2			(2)		—	0
JPMorgan Chase Bank NA	66			(—	@)	—	66
Total	$94			$(2)		$—	$92

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

For the year ended December 31, 2023, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$11,391,000
Futures Contracts:
Average monthly notional value	$35,942,000
Swap Agreements:
Average monthly notional amount	$43,110,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker/dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Consolidated Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2023:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$3	(a)	$—	$(3	)(b)(c)	$0

(a) Represents market value of loaned securities at year end.

(b) The Fund received non-cash collateral of $3,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Consolidated Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

agency, co-transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
0.60%	0.55%

For the year ended December 31, 2023, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I shares, 1.15% for Class A shares, 1.90% for Class C shares and 0.75% for Class R6 shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2023, approximately $213,000 of advisory fees were waived and approximately $65,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

The Adviser agreed to reimburse the Fund for prior years overpayment of transfer agency and sub transfer agency fees. This was reflected as "Reimbursement of Transfer Agency and

Sub Transfer Agency Fees" in the Consolidated Statement of Operations.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Consolidated Statement of Operations, amounted to less than $500.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $44,850,000 and $48,424,000, respectively. For the year ended December 31, 2023, purchases and sales of long-term U.S. Government securities were approximately $46,118,000 and $61,430,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Fund"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, advisory fees paid were reduced by approximately $13,000 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2023 is as follows:

Affiliated Investment Company	Value December 31, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$11,277	$198,220	$200,228	$338
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2023 (000)
Liquidity Fund	$—	$—	$9,269

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a RIC and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2023 remains subject to examination by taxing authorities.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:		2022 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,580	$—	$1,698	$3

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a nondeductible expense and tax adjustments related to the Subsidiary, resulted in the following reclassifications among the components of net assets at December 31, 2023:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$462	$(462)

At December 31, 2023, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$154	$—

At December 31, 2023, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $300,000 and $185,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2023, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 89.6%.

K. Market Risk: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments, which may in turn impact valuation, the Fund's ability to sell securities and/or its ability to meet redemptions.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders of Multi-Asset Real Return Portfolio and the Board of Directors of
Morgan Stanley Institutional Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Multi-Asset Real Return Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2023, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the three years in the period then ended, the financial highlights for each of the two years in the period ended December 31, 2020 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2023, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, its consolidated financial highlights for each of the three years in the period then ended and its financial highlights for each of the two years in the period ended December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 29, 2024

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fun on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
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Other important information

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				87

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	88

Formerly, Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Investment Committee; Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994 (Retired December 31, 2023)	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	88	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
1585 Broadway
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

© 2024 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIMARRANN
6338384 EXP 02.28.25

Morgan Stanley Institutional Fund, Inc.

Next Gen Emerging Markets Portfolio

Annual Report

December 31, 2023

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Table of Contents (unaudited)

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	25
Liquidity Risk Management Program	26
Federal Tax Notice	27
Important Notices	28
U.S. Customer Privacy Notice	29
Directors and Officers Information	32
This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 869-6397. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this annual report, in which you will learn how your investment in Next Gen Emerging Markets Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2024

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Expense Example (unaudited)

Next Gen Emerging Markets Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Actual Ending Account Value 12/31/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Next Gen Emerging Markets Portfolio Class I	$1,000.00	$1,074.10	$1,020.32	$5.07	$4.94	0.97%
Next Gen Emerging Markets Portfolio Class A	1,000.00	1,072.10	1018.55	6.89	6.72	1.32
Next Gen Emerging Markets Portfolio Class L	1,000.00	1,070.30	1,016.03	9.50	9.25	1.82
Next Gen Emerging Markets Portfolio Class C	1,000.00	1,069.00	1014.82	10.74	10.46	2.06
Next Gen Emerging Markets Portfolio Class R6	1,000.00	1,074.40	1020.62	4.76	4.63	0.91

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period.

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited)

Next Gen Emerging Markets Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 6.65%, net of fees. The Fund's Class I shares underperformed the benchmark, the MSCI Frontier Emerging Markets Net Index (the "Index"), which returned 11.83%.

Factors Affecting Performance

•  The Fund's allocations in South Africa detracted from relative performance due to weak macroeconomic conditions in the country. During the year we significantly reduced the Fund's exposure to the country, reallocating capital to higher-conviction positions.

•  Within Pakistan, the allocation to a digital IT services provider detracted from relative performance as the stock was negatively impacted by macro concerns and slightly disappointing earnings results. However, as of the close of the period, we believe fundamentals may improve from here. The company has operating leverage and is likely to benefit further from the decline in the currency (as its cost base is in local currency but its revenue collection is in U.S. dollars), which could provide an additional driver for margins.

•  The Fund's consumer holdings in Indonesia, including to a traditional medicine company and a chocolate producer, were negatively impacted by higher-than-expected inflation affecting consumer sentiment and spending. We adjusted the Fund's positioning in Indonesia in the fourth quarter of 2023 away from mass consumer-focused plays and toward the premium consumer following a recent trip to the country where we came away with concerns that the mass consumer will likely remain under pressure for the coming year.

•  The positioning in Kenya through a leading telecommunications and mobile money operator detracted from relative performance. As of the end of the period, we continued to believe the company has a high quality business and can benefit from tailwinds of mobile data revenue growth, increasing electronic payments penetration and expansion in other markets, including Ethiopia. We added to the position during the year following the stock's underperformance.

•  The Fund's zero allocations to Peru, Romania, Egypt, Slovenia and Morocco hampered relative performance as these markets were among the best performing in the frontier emerging markets universe for the full year.

•  The positioning in Poland contributed to relative performance, led by the allocation to an apparel retailer. The apparel retailer continued to see strong store openings in Poland and across Central and Eastern Europe, and its management remained focused on improving profitability. At period-end, we believed improving margins and returns are also likely to be future growth drivers for the company.

•  The allocation to a Latin American e-commerce platform contributed positively to relative performance and was the largest stock contributor to returns for the full year. The company continued to be a high-conviction position in the portfolio as we continued to believe it has opportunities for further growth and margin expansion across a number of initiatives, including advertising and improving profitability.

•  Within Kazakhstan, the Fund's allocations to a uranium producer and an online application/platform contributed to relative performance. The latter operates a "super-app" with several services, including banking, payments and e-commerce; and given its leading market share, we believe the company will likely be able to profitably grow its businesses as penetration rates rise in e-commerce and digital payments. With regard to the uranium producer, we continued to be constructive on the outlook for uranium and nuclear energy's role in reducing global carbon emissions. This company has the largest share of global uranium production and is the lowest-cost and cleanest nuclear fuel producer, thanks to its in-situ recovery extraction method.(i)

•  Zero allocations to Nigeria, Iceland and Oman also contributed positively to relative performance.

(i)  Source: Company reporting as of August 2023.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Next Gen Emerging Markets Portfolio

Management Strategies

•  We remain focused on investing in the next generation of global investment opportunities unfolding in large, overlooked frontier and small emerging markets. The Fund's investment universe, including Vietnam, Bangladesh, Indonesia and Nigeria, mirrors the early days of emerging market investing. We focus on countries with sizeable, fast-growing consumer populations that are in the early development stages. These markets have largely been ignored by investors and represent a small fraction of mainstream emerging markets and global equity indexes but provide less correlated returns at attractive valuations.

•  We believe quality businesses that we think can benefit from trends, including positive demographics, growing incomes and digitization in the coming decade, and we are excited about the opportunities to be unlocked in frontier and small emerging markets.

•  The Fund continued to be invested in domestic growth through the consumer across the NextGen universe. In many of the markets we focus on, the consumer sector is still in the very early stages of evolution. Many households are set to move into the middle class as incomes rise and individuals begin to form consumption habits, increasingly choosing to shop in modern retail formats as opposed to wet markets or mom and pop shops, focusing on branded products they feel they can trust, and even beginning to make aspirational purchases. This secular trend of consumer behavior should continue to play out over a number of years, irrespective of all the global uncertainties. We think we have found some strong consumer franchises in countries such as Vietnam that have built up trust over many years (or are in the process of doing so), have strong competitive advantages, and are trading at reasonable prices.

•  Similarly, we think financial services remain inaccessible in many of our markets, including Bangladesh and Nigeria. This has not changed, even with higher global interest rates. The Fund is invested in companies that offer access to financial services in a cheaper, more convenient way, and we believe they can continue to gain share, while generating strong profits.

•  The Fund's investments in a number of IT service providers underlie our view that the world shows no signs of slowing digitization, especially given its embrace of artificial intelligence. The Fund's portfolio of companies offering carbon-friendly products and services should continue to see growth underpinned by a world focused on reducing carbon emissions.

•  The Fund remains invested in what we believe are top-tier businesses with strong management teams, in overlooked markets where we think earnings growth is being undervalued, that can deliver long-term capital appreciation.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and R6 shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Next Gen Emerging Markets Portfolio

Performance Compared to the MSCI Frontier Emerging Markets Net Index(1), the MSCI Frontier Markets/MSCI Frontier Emerging Markets Blend Index(2) and the Lipper Emerging Markets Funds Index(3)

	Period Ended December 31, 2023 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Fund — Class I Shares w/o sales charges(5)	6.65%	–0.30%	–1.29%	–0.42%
Fund — Class A Shares w/o sales charges(6)	6.28	–0.67	–1.63	1.52
Fund — Class A Shares with maximum 5.25% sales charges(6)	0.71	–1.74	–2.16	1.04
Fund — Class L Shares w/o sales charges(6)	5.78	–1.16	–2.18	0.96
Fund — Class C Shares w/o sales charges(8)	5.54	–1.40	—	–3.18
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	4.54	–1.40	—	–3.18
Fund — Class R6 Shares w/o sales charges(7)	6.68	–0.20	—	–1.76
MSCI Frontier Emerging Markets Net Index	11.83	1.17	0.54	–0.54
MSCI Frontier Markets/ MSCI Frontier Emerging Markets Blend Index	11.83	5.35	2.98	0.37
Lipper Emerging Markets Funds Index	13.10	4.77	3.06	3.12

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The MSCI Frontier Emerging Markets Net Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of frontier emerging markets. The MSCI Frontier Emerging Markets Index captures large and mid cap representation across 32 Frontier Emerging Markets countries. The performance of the Index is calculated in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The MSCI Frontier Markets/MSCI Frontier Emerging Markets Blend Index is performance linked benchmark of the old and new benchmark of the Fund. The old benchmark represented by MSCI Frontier Markets Net Index (index that measures equity market performance of frontier markets) from the Fund's inception to June 29, 2021 to the new benchmark represented by MSCI Frontier Emerging Markets Net Index for periods thereafter. The performance of the Index is calculated in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Emerging Markets Funds classification.

(4)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(5)  On September 17, 2012, all assets of Morgan Stanley Frontier Markets Fund, Inc. (the "Predecessor Fund") were reorganized into Class I shares of Morgan Stanley Institutional Fund, Inc. Next Gen Emerging Markets Portfolio (formerly Morgan Stanley Institutional Fund, Inc. Frontier Markets Portfolio ("the Fund"). Performance shown for Class I shares reflects the performance of the shares of the Predecessor Fund for periods prior to September 17, 2012. The Predecessor Fund may have performed differently if it were an open-end fund since closed-end funds are generally not subject to the cash flow fluctuations of an open-end fund. In addition, Class I shares' returns of the Fund will differ from the Predecessor Fund as they have different expenses. The Predecessor Fund commenced operations on August 25, 2008. The Fund changed it's name to Next Gen Emerging Markets Portfolio effective June 30, 2021.

(6)  Commenced offering on September 14, 2012.

(7)  Commenced offering on February 27, 2015.

(8)  Commenced offering on April 30, 2015. Class C shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Portfolio of Investments

Next Gen Emerging Markets Portfolio

	Shares	Value (000)
Common Stocks (99.9%)
Bangladesh (2.4%)
BRAC Bank PLC	2,414,947	$788
Brazil (1.0%)
Locaweb Servicos de Internet SA	261,031	323
Indonesia (15.3%)
Bank Mandiri Persero Tbk. PT	3,428,900	1,347
Champ Resto Indonesia Tbk. PT	4,702,300	395
Cisarua Mountain Dairy Tbk. PT	2,416,600	629
Industri Jamu Dan Farmasi Sido Muncul Tbk. PT	11,633,300	397
Map Aktif Adiperkasa PT	6,640,500	353
Medikaloka Hermina Tbk. PT	14,466,600	1,400
Selamat Sempurna Tbk. PT	493,300	64
Sumber Alfaria Trijaya Tbk. PT	1,775,400	338
		4,923
Kazakhstan (10.5%)
Halyk Savings Bank of Kazakhstan JSC GDR	44,949	681
Kaspi.KZ JSC GDR (Registered)	13,907	1,279
NAC Kazatomprom JSC GDR	34,503	1,411
		3,371
Kenya (2.6%)
Safaricom PLC	9,365,242	826
Pakistan (3.3%)
Systems Ltd.	715,003	1,077
Philippines (8.9%)
Bank of the Philippine Islands	361,410	677
BDO Unibank, Inc.	343,340	809
Century Pacific Food, Inc.	2,483,700	1,388
		2,874
Poland (16.7%)
11 bit studios SA (a)	10,028	1,380
Grupa Kety SA	6,738	1,276
LPP SA	294	1,210
Text SA	51,010	1,501
		5,367
Singapore (1.8%)
Delfi Ltd.	670,800	569
United Arab Emirates (1.5%)
Emaar Properties PJSC	230,885	498
United Kingdom (3.3%)
Airtel Africa PLC	644,957	1,070
United States (11.0%)
EPAM Systems, Inc. (a)	3,556	1,057
Grid Dynamics Holdings, Inc. (a)	71,862	958
MercadoLibre, Inc. (a)	960	1,509
		3,524
	Shares	Value (000)
Vietnam (21.6%)
Bank for Foreign Trade of Vietnam JSC (a)	234,657	$776
Binh Minh Plastics JSC	125,800	541
FPT Corp.	623,530	2,640
Mobile World Investment Corp.	424,488	748
Phu Nhuan Jewelry JSC	310,400	1,177
Vietnam Dairy Products JSC	380,292	1,059
		6,941
Total Common Stocks (Cost $26,918)		32,151
Short-Term Investment (1.0%)
Investment Company (1.0%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $320)	319,702	320
Total Investments (100.9%) (Cost $27,238) (b)(c)		32,471
Liabilities in Excess of Other Assets (–0.9%)		30
Net Assets (100.0%)		$32,501

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $27,839,000 and 86.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Financial Statements.

(c)  At December 31, 2023, the aggregate cost for federal income tax purposes is approximately $28,942,000. The aggregate gross unrealized appreciation is approximately $6,914,000 and the aggregate gross unrealized depreciation is approximately $3,398,000, resulting in net unrealized appreciation of approximately $3,516,000.

GDR  Global Depositary Receipt.

PJSC  Public Joint Stock Company.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	41.3%
Information Technology Services	18.7
Banks	15.7
Food Products	11.2
Textiles, Apparel & Luxury Goods	7.3
Wireless Telecommunication Services	5.8
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Next Gen Emerging Markets Portfolio

Statement of Assets and Liabilities	December 31, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $26,918)	$32,151
Investment in Security of Affiliated Issuer, at Value (Cost $320)	320
Total Investments in Securities, at Value (Cost $27,238)	32,471
Foreign Currency, at Value (Cost $157)	141
Cash	21
Receivable for Investments Sold	103
Due from Adviser	69
Tax Reclaim Receivable	24
Dividends Receivable	13
Receivable from Affiliate	1
Receivable for Fund Shares Sold	—	@
Other Assets	49
Total Assets	32,892
Liabilities:
Payable for Investments Purchased	279
Payable for Professional Fees	31
Payable for Custodian Fees	31
Payable for Fund Shares Redeemed	18
Payable for Sub Transfer Agency Fees — Class I	4
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	2
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class R6	—	@
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	23
Total Liabilities	391
Net Assets	$32,501
Net Assets Consist of:
Paid-in-Capital	$147,126
Total Accumulated Loss	(114,625)
Net Assets	$32,501

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Next Gen Emerging Markets Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2023 (000)
CLASS I:
Net Assets	$27,525
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,846,411
Net Asset Value, Offering and Redemption Price Per Share	$14.91
CLASS A:
Net Assets	$4,282
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	289,498
Net Asset Value, Redemption Price Per Share	$14.79
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.82
Maximum Offering Price Per Share	$15.61
CLASS L:
Net Assets	$235
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	16,214
Net Asset Value, Offering and Redemption Price Per Share	$14.53
CLASS C:
Net Assets	$419
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	29,502
Net Asset Value, Offering and Redemption Price Per Share	$14.20
CLASS R6:
Net Assets	$40
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,603
Net Asset Value, Offering and Redemption Price Per Share	$14.97

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Next Gen Emerging Markets Portfolio

Statement of Operations	Year Ended December 31, 2023 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $102 of Foreign Taxes Withheld)	$978
Dividends from Security of Affiliated Issuer (Note G)	39
Total Investment Income	1,017
Expenses:
Advisory Fees (Note B)	445
Professional Fees	196
Custodian Fees (Note F)	88
Registration Fees	73
Administration Fees (Note C)	30
Sub Transfer Agency Fees — Class I	23
Sub Transfer Agency Fees — Class A	7
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	— @
Transfer Agency Fees — Class I (Note E)	11
Transfer Agency Fees — Class A (Note E)	4
Transfer Agency Fees — Class L (Note E)	3
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class R6 (Note E)	3
Shareholder Services Fees — Class A (Note D)	12
Distribution and Shareholder Services Fees — Class L (Note D)	2
Distribution and Shareholder Services Fees — Class C (Note D)	4
Shareholder Reporting Fees	13
Directors' Fees and Expenses	6
Pricing Fees	1
Other Expenses	23
Total Expenses	947
Waiver of Advisory Fees (Note B)	(429)
Reimbursement of Transfer Agency and Sub Transfer Agency Fees (Note B)	(46)
Reimbursement of Class Specific Expenses — Class I (Note B)	(19)
Reimbursement of Class Specific Expenses — Class A (Note B)	(4)
Reimbursement of Class Specific Expenses — Class L (Note B)	(3)
Reimbursement of Class Specific Expenses — Class C (Note B)	(3)
Reimbursement of Class Specific Expenses — Class R6 (Note B)	(3)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	439
Net Investment Income	578
Realized Loss:
Investments Sold	(3,057)
Foreign Currency Translation	(73)
Net Realized Loss	(3,130)
Change in Unrealized Appreciation (Depreciation):
Investments	5,033
Foreign Currency Translation	17
Net Change in Unrealized Appreciation (Depreciation)	5,050
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	1,920
Net Increase in Net Assets Resulting from Operations	$2,498

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Next Gen Emerging Markets Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$578	$425
Net Realized Loss	(3,130)	(34,471)
Net Change in Unrealized Appreciation (Depreciation)	5,050	(23,980)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,498	(58,026)
Dividends and Distributions to Shareholders:
Class I	(369)	—
Class A	(42)	—
Class L	(1)	—
Class C	(1)	—
Class R6*	(1)	—
Total Dividends and Distributions to Shareholders	(414)	—
Capital Share Transactions, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:(1)
Class I:
Subscribed	1,938	9,954
Distributions Reinvested	358	—
Redeemed	(12,957)	(57,215)
Class A:
Subscribed	577	1,523
Distributions Reinvested	42	—
Redeemed	(2,319)	(1,590)
Class L:
Exchanged	—	33
Distributions Reinvested	1	—
Redeemed	(9)	(66)
Class C:
Subscribed	18	25
Distributions Reinvested	1	—
Redeemed	(109)	(91)
Class R6:*
Subscribed	25	1,006
Distributions Reinvested	1	—
Redeemed	(28)	(28,304)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(12,461)	(74,725)
Redemption Fees	— @	7
Total Decrease in Net Assets	(10,377)	(132,744)
Net Assets:
Beginning of Period	42,878	175,622
End of Period	$32,501	$42,878

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Next Gen Emerging Markets Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	136	547
Shares Issued on Distributions Reinvested	25	—
Shares Redeemed	(910)	(3,509)
Net Decrease in Class I Shares Outstanding	(749)	(2,962)
Class A:
Shares Subscribed	41	100
Shares Issued on Distributions Reinvested	3	—
Shares Redeemed	(166)	(98)
Net Increase (Decrease) in Class A Shares Outstanding	(122)	2
Class L:
Shares Exchanged	—	3
Shares Issued on Distributions Reinvested	— @@	—
Shares Redeemed	(1)	(4)
Net Decrease in Class L Shares Outstanding	(1)	(1)
Class C:
Shares Subscribed	1	1
Shares Issued on Distributions Reinvested	— @@	—
Shares Redeemed	(8)	(6)
Net Decrease in Class C Shares Outstanding	(7)	(5)
Class R6:*
Shares Subscribed	2	53
Shares Issued on Distributions Reinvested	— @@	—
Shares Redeemed	(2)	(1,840)
Net Decrease in Class R6 Shares Outstanding	(— @@)	(1,787)

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Next Gen Emerging Markets Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$14.03		$22.48		$19.49		$17.10		$15.63
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	0.23		0.13		(0.02)		0.04		0.39
Net Realized and Unrealized Gain (Loss)	0.85		(8.58)		3.01		2.36		1.58
Total from Investment Operations	1.08		(8.45)		2.99		2.40		1.97
Distributions from and/or in Excess of:
Net Investment Income	(0.20)		—		—		(0.01)		(0.50)
Redemption Fees	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)
Net Asset Value, End of Period	$14.91		$14.03		$22.48		$19.49		$17.10
Total Return	7.73	%(4)(9)	(37.59	)%(3)	15.34	%(3)	14.02	%(3)	12.53	%(3)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$27,525		$36,405		$124,931		$55,533		$125,780
Ratio of Expenses Before Expense Limitation	2.47%		2.30%		2.21%		2.13%		1.92%
Ratio of Expenses After Expense Limitation	1.12	%(5)(6)	1.24	%(6)	1.51	%(6)	1.90	%(6)(7)	1.90	%(6)(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		1.51	%(6)	1.85	%(6)	1.85	%(6)
Ratio of Net Investment Income (Loss)	1.62	%(5)(6)	0.77	%(6)	(0.11	)%(6)	0.24	%(6)	2.33	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.01%		0.00	%(8)	0.00	%(8)	0.00	%(8)
Portfolio Turnover Rate	33%		78%		56%		56%		68%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.15% for Class I shares due to the reimbursement of transfer agency and sub transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class I shares would have been 7.58%. Refer to Note B in the Notes to Financial Statements.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class I shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.25%	1.49%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(8)  Amount is less than 0.005%.

(9)  Calculated using the NAV for US GAAP financial reporting purposes and as such differs from the total return presented in the Fund Report and Performance Summary.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Next Gen Emerging Markets Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$13.91		$22.37		$19.47		$17.15		$15.61
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	0.18		0.10		(0.08)		0.01		0.42
Net Realized and Unrealized Gain (Loss)	0.84		(8.56)		2.98		2.32		1.48
Total from Investment Operations	1.02		(8.46)		2.90		2.33		1.90
Distributions from and/or in Excess of:
Net Investment Income	(0.14)		—		—		(0.01)		(0.36)
Redemption Fees	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)
Net Asset Value, End of Period	$14.79		$13.91		$22.37		$19.47		$17.15
Total Return	7.37	%(4)(9)	(37.82	)%(3)	14.89	%(3)	13.57	%(3)	12.13	%(3)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,282		$5,719		$9,154		$8,436		$12,044
Ratio of Expenses Before Expense Limitation	2.84%		2.66%		2.70%		2.44%		2.23%
Ratio of Expenses After Expense Limitation	1.47	%(5)(6)	1.59	%(6)	1.96	%(6)	2.26	%(6)(7)	2.25	%(6)(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		1.96	%(6)	2.20	%(6)	2.20	%(6)
Ratio of Net Investment Income (Loss)	1.27	%(5)(6)	0.68	%(6)	(0.38	)%(6)	0.07	%(6)	2.48	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.01%		0.00	%(8)	0.00	%(8)	0.00	%(8)
Portfolio Turnover Rate	33%		78%		56%		56%		68%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.14% for Class A shares due to the reimbursement of transfer agency and sub transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class A shares would have been 7.23%. Refer to Note B in the Notes to Financial Statements.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class A shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.60%	1.14%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(8)  Amount is less than 0.005%.

(9)  Calculated using the NAV for US GAAP financial reporting purposes and as such differs from the total return presented in the Fund Report and Performance Summary. Does not reflect the deduction of sales charge.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Next Gen Emerging Markets Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$13.68		$22.11		$19.34		$17.11		$15.59
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	0.11		0.01		(0.19)		(0.06)		0.25
Net Realized and Unrealized Gain (Loss)	0.82		(8.44)		2.96		2.30		1.56
Total from Investment Operations	0.93		(8.43)		2.77		2.24		1.81
Distributions from and/or in Excess of:
Net Investment Income	(0.08)		—		—		(0.01)		(0.29)
Redemption Fees	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)
Net Asset Value, End of Period	$14.53		$13.68		$22.11		$19.34		$17.11
Total Return	6.81	%(4)(9)	(38.13	)%(3)	14.32	%(3)	13.01	%(3)	11.58	%(3)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$235		$229		$396		$378		$570
Ratio of Expenses Before Expense Limitation	4.38%		4.02%		3.67%		3.44%		2.90%
Ratio of Expenses After Expense Limitation	1.96	%(5)(6)	2.09	%(6)	2.46	%(6)	2.76	%(6)(7)	2.75	%(6)(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		2.46	%(6)	2.70	%(6)	2.70	%(6)
Ratio of Net Investment Income (Loss)	0.77	%(5)(6)	0.06	%(6)	(0.86	)%(6)	(0.39	)%(6)	1.47	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.01%		0.00	%(8)	0.00	%(8)	0.00	%(8)
Portfolio Turnover Rate	33%		78%		56%		56%		68%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.15% for Class L shares due to the reimbursement of transfer agency and sub transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class L shares would have been 6.66%. Refer to Note B in the Notes to Financial Statements.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class L shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	2.10%	0.63%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(8)  Amount is less than 0.005%.

(9)  Calculated using the NAV for US GAAP financial reporting purposes and as such differs from the total return presented in the Fund Report and Performance Summary.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Next Gen Emerging Markets Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$13.36		$21.65		$18.99		$16.85		$15.38
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	0.07		(0.02)		(0.24)		(0.10)		0.20
Net Realized and Unrealized Gain (Loss)	0.81		(8.27)		2.90		2.25		1.56
Total from Investment Operations	0.88		(8.29)		2.66		2.15		1.76
Distributions from and/or in Excess of:
Net Investment Income	(0.04)		—		—		(0.01)		(0.29)
Redemption Fees	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)
Net Asset Value, End of Period	$14.20		$13.36		$21.65		$18.99		$16.85
Total Return	6.59	%(4)(9)	(38.29	)%(3)	14.01	%(3)	12.74	%(3)	11.34	%(3)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$419		$485		$897		$843		$877
Ratio of Expenses Before Expense Limitation	4.20%		3.75%		3.67%		3.42%		3.07%
Ratio of Expenses After Expense Limitation	2.21	%(5)(6)	2.34	%(6)	2.71	%(6)	3.00	%(6)(7)	2.99	%(6)(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		2.71	%(6)	2.95	%(6)	2.95	%(6)
Ratio of Net Investment Income (Loss)	0.52	%(5)(6)	(0.14	)%(6)	(1.13	)%(6)	(0.66	)%(6)	1.17	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.01%		0.00	%(8)	0.00	%(8)	0.00	%(8)
Portfolio Turnover Rate	33%		78%		56%		56%		68%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.15% for Class C shares due to the reimbursement of transfer agency and sub transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class C shares would have been 6.44%. Refer to Note B in the Notes to Financial Statements.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class C shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	2.35%	0.38%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(8)  Amount is less than 0.005%.

(9)  Calculated using the NAV for US GAAP financial reporting purposes and as such differs from the total return presented in the Fund Report and Performance Summary. Does not reflect the deduction of sales charge.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Next Gen Emerging Markets Portfolio

	Class R6(1)
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$14.09		$22.48		$19.49		$17.09		$15.63
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	0.24		(0.13)		(0.07)		0.09		0.33
Net Realized and Unrealized Gain (Loss)	0.85		(8.26)		3.06		2.32		1.64
Total from Investment Operations	1.09		(8.39)		2.99		2.41		1.97
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		—		—		(0.01)		(0.51)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$14.97		$14.09		$22.48		$19.49		$17.09
Total Return	7.76	%(5)(10)	(37.32	)%(4)	15.34	%(4)	14.02	%(4)	12.60	%(4)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$40		$40		$40,244		$318		$1,580
Ratio of Expenses Before Expense Limitation	8.23%		2.24%		1.80%		2.20%		1.91%
Ratio of Expenses After Expense Limitation	1.08	%(6)(7)	1.19	%(7)	1.24	%(7)	1.86	%(7)(8)	1.85	%(7)(8)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		1.24	%(7)	1.80	%(7)	1.80	%(7)
Ratio of Net Investment Income (Loss)	1.67	%(6)(7)	(0.65	)%(7)	(0.29	)%(7)	0.55	%(7)	1.95	%(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(9)	0.01%		0.00	%(9)	0.00	%(9)	0.00	%(9)
Portfolio Turnover Rate	33%		78%		56%		56%		68%

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.15% for Class R6 shares due to the reimbursement of transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class R6 shares would have been 7.61%. Refer to Note B in the Notes to Financial Statements.

(6)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class R6 shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.20%	1.55%

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to the Financial Statements.

(9)  Amount is less than 0.005%.

(10)  Calculated using the NAV for US GAAP financial reporting purposes and as such differs from the total return presented in the Fund Report and Performance Summary.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-three separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying financial statements relates to the Next Gen Emerging Markets Portfolio. The Fund seeks long-term capital appreciation.

The Fund has issued five classes of shares — Class I, Class A, Class L, Class C and Class R6. Class C shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors. Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

accurately reflect their fair value as of the close of regular trading on the NYSE; (5) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Automobile Components	$—	$64	$—	$64
Banks	788	4,290	—	5,078
Broadline Retail	1,509	—	—	1,509
Building Products	—	541	—	541
Consumer Finance	—	1,279	—	1,279
Consumer Staples Distribution & Retail	—	338	—	338
Entertainment	—	1,380	—	1,380
Food Products	—	3,645	—	3,645
Health Care Providers & Services	—	1,400	—	1,400
Hotels, Restaurants & Leisure	—	395	—	395
Information Technology Services	2,015	4,040	—	6,055
Metals & Mining	—	1,276	—	1,276
Oil, Gas & Consumable Fuels	—	1,411	—	1,411
Personal Care Products	—	397	—	397
Real Estate Management & Development	—	498	—	498
Software	—	1,501	—	1,501

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Specialty Retail	$—	$1,101	$—	$1,101
Textiles, Apparel & Luxury Goods	—	2,387	—	2,387
Wireless Telecommunication Services	—	1,896	—	1,896
Total Common Stocks	4,312	27,839	—	32,151
Short-Term Investment
Investment Company	320	—	—	320
Total Assets	$4,632	$27,839	$—	$32,471

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of securities and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the U.S. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Redemption Fees: The Fund will assess a 2% redemption fee, on Class I shares, Class A shares, Class L shares, Class C shares and Class R6 shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency, co-transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 1.20% of the daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.25% for Class I shares, 1.60% for Class A shares, 2.10% for Class L shares, 2.35% for Class C shares and 1.20% for Class R6 shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2023, approximately $429,000 of advisory fees were waived and approximately $32,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser agreed to reimburse the Fund for prior years overpayment of transfer agency and sub transfer agency fees. This was reflected as "Reimbursement of Transfer Agency and Sub Transfer Agency Fees" in the Statement of Operations.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Statement of Operations, amounted to approximately $1,000.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $11,948,000 and $22,331,000, respectively. There were no purchases and sales of long-term

U.S. Government securities for the year ended December 31, 2023.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2023 is as follows:

Affiliated Investment Company	Value December 31, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$1,860	$14,844	$16,384	$39
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2023 (000)
Liquidity Fund	$—	$—	$320

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From: Ordinary Income (000)	2022 Distributions Paid From: Ordinary Income (000)
$414	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2023.

At December 31, 2023, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$91	$—

At December 31, 2023, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $113,063,000 and $5,155,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2023, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 38.6%.

K. Market Risk: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments, which may in turn impact valuation, the Fund's ability to sell securities and/or its ability to meet redemptions.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders of Next Gen Emerging Markets Portfolio and the Board of
Directors of Morgan Stanley Institutional Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Next Gen Emerging Markets Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 29, 2024

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2023. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $515,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $102,000 and has derived net income from sources within foreign countries amounting to approximately $1,080,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fun on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				87

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	88

Formerly, Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994 (Retired December 31, 2023)	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	88	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
1585 Broadway
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

37

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

© 2024 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFINGEMANN
6337748 EXP 02.28.25

Morgan Stanley Institutional Fund, Inc.

Passport Overseas Equity Portfolio

(formerly Active International Allocation Portfolio)

Annual Report

December 31, 2023

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Table of Contents (unaudited)

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	31
Liquidity Risk Management Program	32
Federal Tax Notice	33
Important Notices	34
U.S. Customer Privacy Notice	35
Directors and Officers Information	38

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 869-6397. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this annual report, in which you will learn how your investment in Passport Overseas Equity Portfolio (the "Fund") (formerly MSIF Active International Allocation Portfolio) performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2024

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Expense Example (unaudited)

Passport Overseas Equity Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Actual Ending Account Value 12/31/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Passport Overseas Equity Portfolio Class I	$1,000.00	$1,012.30	$1021.07	$4.16	$4.18	0.82%
Passport Overseas Equity Portfolio Class A	1,000.00	1,010.70	1,019.51	5.73	5.75	1.13
Passport Overseas Equity Portfolio Class L	1,000.00	1,007.10	1016.74	8.50	8.54	1.68
Passport Overseas Equity Portfolio Class C	1,000.00	1,006.20	1,015.48	9.76	9.80	1.93
Passport Overseas Equity Portfolio Class R6	1,000.00	1,012.70	1021.27	3.96	3.97	0.78
Passport Overseas Equity Portfolio Class IR	1,000.00	1,012.10	1021.27	3.96	3.97	0.78

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period.

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited)

Passport Overseas Equity Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 12.52%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI All Country World ex USA Index (the "Index"), which returned 15.62%.

Factors Affecting Performance

•  Aggregate stock selection in consumer discretionary contributed strongly to the Fund's relative performance, led by the allocation to a Latin American e-commerce platform, which was the largest stock contributor to relative returns during the period. The allocations to a Latin American online travel booking company and a Japan-based cameras and optical instruments manufacturer were also additive to relative performance.

•  The overweight to and stock selection in information technology (IT) — particularly semiconductors and tech hardware — added to relative returns, as did the allocation to a low-cost European airline and a leading universal Brazilian bank. Positioning in energy was also positive for relative performance, led by the allocation to a French engineering project consultant serving the energy industry. The zero allocations to the real estate and utilities sectors also added to relative returns.

•  The Fund's relative performance benefited from our active country allocation decisions, including the zero allocations to Hong Kong and Thailand. China finished 2023 with a negative return, and the portfolio underweight there was additive to relative performance. However, aggregate stock selection in China detracted slightly from relative performance, led by the overweight allocations to an e-commerce platform and a beer producer.

•  The overweight to and positioning within health care, specifically the allocation to a German pharmaceutical company, detracted from relative returns. Within the materials sector — the portfolio's largest overweight — stock selection detracted from relative performance, led by the allocations to selected metals and mining companies. The overweight to and stock selection in consumer staples and communication services hampered relative returns as a U.K. consumer goods company and a Southeast Asia-based video gaming and e-commerce company underperformed.

•  Other material detractors from relative performance included the Fund's aggregate stock selection in India and the zero allocation to Italy.

•  The Fund utilized stock index futures and forward currency contracts in 2023 to manage certain market and currency exposures. This was a performance detractor in the period.

Management Strategies

•  2023 was a choppy year for non-U.S. equities, as represented by the Index. From January to July 2023, the Index rose and fell nearly 10% multiple times before falling more than 12% from August to October 2023, and then rallying nearly 15% into year-end 2023, to finish the year with a return of almost 16%. For the full-year period, every Index country posted a positive return except for China, Hong Kong, Thailand, Kuwait and Turkey. China had its third consecutive annual decline in 2023, and the annualized three-year return as of December 31, 2023 for the market was –18%.(i) Industry returns in the Index all were positive in 2023, except for consumer services, which declined 1%.

•  At the start of 2023, there was a strong consensus that a recession was expected in the first half of the year followed by a recovery in the second half. Markets expected the Federal Reserve (Fed) to cut policy interest rates during this period. However, we disagreed with this view, believing consensus was too tight for comfort, and we expected interest rates to remain higher during 2023.

•  An important area of focus in the portfolio was global semiconductors, which we added to during 2023. Within that, we saw an attractive opportunity for DRAM (dynamic random access memory) manufacturers and equipment suppliers. After the

(i)  Regional and country returns are represented by their respective MSCI regional/country indexes, which are broad measures of the region/country's stock market performance.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Passport Overseas Equity Portfolio

worst year for DRAM fundamentals since 2008-09, we expected an industry recovery on the back of supply and capital expenditure cuts, while the demand appeared likely to inflect due to a recovery in PC and smartphone sales and demand for HBM (high-bandwidth memory) chips used by artificial intelligence (AI) servers. Industry conditions have finally seen pricing for chips improve as high inventories built over the last two years have been worked down.

•  We added to the portfolio's exposure to platinum group metals (PGM) producers. We thought reduced demand expectations were misplaced due to many factors, including tightening global emissions standards, lasting heavy-duty truck demand for catalytic converters, and a greater share of hybrid vehicles. We believe that PGM mining stocks were inexpensive on depressed earnings and have been under-owned, creating ample room for valuations to increase if prices react to lower supply and higher-than-expected demand.

•  We increased the portfolio's weight in a leading Latin American online travel agency, which we considered attractively valued with bookings and margins improving.

•  In Europe, we initiated a small position in a manufacturer that distributes food and beverage glass packaging. At the time of purchase, we considered the company a "Sustainable Grower," as it has been a market share leader in glass packaging in Europe and stands to benefit from premiumization in the wines and spirits industry, its main business driver. The company offers a higher mix of recycled glass content, and may benefit from the potential for glass to take share from other packaging substrates, most notably in non-alcoholic beverages and other food verticals.

•  As of the close of the period, Passport Overseas Portfolio was positioned in multiple industries, seeking companies with generally low leverage and robust business models, that we see as having favorable pricing power in the next several years. We have been avoiding highly valuation and highly leveraged companies and have been looking for opportunities for growth at what we believe are attractive valuations. We expect that equities, overall, should be an attractive asset class. Non-U.S.

markets look particularly attractive as they offer companies that we believe currently trade at more attractive valuations compared to many of their U.S. peers.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C, R6 and IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if application).

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Passport Overseas Equity Portfolio

Performance Compared to the MSCI All Country World ex USA Index(1), the Active International Allocation Blend Index(2), and the Lipper International Large-Cap Growth Funds Index(3)

	Period Ended December 31, 2023 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)
Fund — Class I Shares w/o sales charges(5)	12.52%	7.60%	3.40%	5.56%
Fund — Class A Shares w/o sales charges(6)	12.15	7.28	3.07	4.87
Fund — Class A Shares with maximum 5.25% sales charges(6)	6.29	6.13	2.51	4.66
Fund — Class L Shares w/o sales charges(7)	11.51	6.70	2.52	5.39
Fund — Class C Shares w/o sales charges(8)	11.27	6.43	—	2.54
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	10.27	6.43	—	2.54
Fund — Class R6 Shares w/o sales charges(9)	12.56	—	—	5.83
Fund — Class IR Shares w/o sales charges(9)	12.49	—	—	5.80
MSCI All Country World ex USA Index	15.62	7.08	3.83	5.58
Active International Allocation Blend Index	15.62	7.08	3.88	5.42
Lipper International Large-Cap Growth Funds Index	17.04	8.94	4.82	—

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The MSCI All Country World ex USA Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Returns, including periods prior to January 1, 2001, are calculated using the return data of the MSCI All Country World ex USA Index (gross dividends) through December 31, 2000 and the return data of the MSCI All Country World ex USA Index (net dividends) after December 31, 2000. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Active International Allocation Blend Index is performance linked benchmark of the old and new benchmark of the Fund, the old benchmark represented by MSCI EAFE Index (a benchmark measures the international equity market performance of developed markets excluding the United States and Canada) from the Fund's inception to December 31, 2016 and the new benchmark represented by MSCI All Country World ex USA Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper International Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper International Large-Cap Growth Funds classification.

(4)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on January 17, 1992.

(6)  Commenced offering on January 2, 1996.

(7)  Commenced offering on June 14, 2012.

(8)  Commenced offering on April 30, 2015. Class C shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion.

(9)  Commenced offering on October 31, 2019.

(10)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Portfolio of Investments

Passport Overseas Equity Portfolio

	Shares	Value (000)
Common Stocks (98.9%)
Argentina (4.3%)
Despegar.com Corp. (a)(b)	795,453	$7,525
Brazil (2.3%)
Itau Unibanco Holding SA (Preference) ADR	372,299	2,587
Vale SA	89,697	1,421
		4,008
Canada (4.5%)
Agnico Eagle Mines Ltd.	36,511	2,002
Canadian National Railway Co.	27,062	3,400
First Quantum Minerals Ltd.	79,941	654
Teck Resources Ltd., Class B	23,894	1,010
Tourmaline Oil Corp. (a)	17,370	781
		7,847
China (4.9%)
Alibaba Group Holding Ltd. ADR	79,831	6,188
China Resources Beer Holdings Co. Ltd. (c)	130,000	570
Tencent Holdings Ltd. (c)	49,800	1,880
		8,638
Denmark (2.0%)
Novo Nordisk AS, Class B	34,014	3,525
France (10.0%)
Air Liquide SA	7,756	1,510
Airbus SE	24,825	3,835
Hermes International	340	723
L'Oreal SA	3,130	1,560
Legrand SA	5,410	563
LVMH Moet Hennessy Louis Vuitton SE	1,915	1,556
Pernod Ricard SA	9,280	1,640
Sanofi	20,836	2,071
Technip Energies NV	43,015	1,004
TotalEnergies SE	25,517	1,735
Verallia SA	35,612	1,372
		17,569
Germany (9.4%)
Bayer AG (Registered)	84,681	3,142
CTS Eventim AG & Co. KGaA	17,063	1,180
Infineon Technologies AG	47,306	1,976
Jungheinrich AG (Preference)	27,185	995
Linde PLC	11,745	4,778
Rheinmetall AG	5,939	1,883
Siemens Healthineers AG	43,179	2,507
		16,461
India (5.2%)
Apollo Hospitals Enterprise Ltd.	18,656	1,278
HDFC Bank Ltd. ADR	47,503	3,188
ICICI Bank Ltd.	107,392	1,283
ICICI Prudential Life Insurance Co. Ltd.	118,294	759
Jio Financial Services Ltd. (b)	41,078	115
Reliance Industries Ltd.	41,078	1,275
State Bank of India	158,745	1,224
		9,122
	Shares	Value (000)
Ireland (2.1%)
Ryanair Holdings PLC ADR (b)	27,334	$3,645
Israel (0.9%)
CyberArk Software Ltd. (b)	6,900	1,512
Japan (8.4%)
FANUC Corp.	21,750	638
Hoya Corp.	6,200	772
Keyence Corp.	5,600	2,460
Nikon Corp.	187,800	1,854
Shimano, Inc.	3,650	562
Shiseido Co. Ltd.	7,600	229
SMC Corp.	1,805	966
Sony Group Corp.	30,493	2,886
Sony Group Corp. ADR (a)	22,101	2,093
Tokyo Electron Ltd.	10,200	1,813
Unicharm Corp.	11,100	401
		14,674
Korea, Republic of (4.9%)
Samsung Electronics Co. Ltd.	114,545	6,953
SK Hynix, Inc.	15,056	1,643
		8,596
Netherlands (4.1%)
Akzo Nobel NV	11,091	919
ASML Holding NV	4,026	3,039
Universal Music Group NV	70,366	2,009
Wolters Kluwer NV	8,625	1,227
		7,194
Singapore (1.9%)
Sea Ltd. ADR (b)	83,911	3,398
South Africa (4.1%)
Anglo American Platinum Ltd. (a)	40,710	2,137
Impala Platinum Holdings Ltd.	163,883	814
Northam Platinum Holdings Ltd.	129,342	980
Sibanye Stillwater Ltd.	191,769	257
Sibanye Stillwater Ltd. ADR (a)	184,300	1,001
Thungela Resources Ltd. (a)	245,623	1,998
		7,187
Spain (0.4%)
Amadeus IT Group SA	9,448	679
Switzerland (2.3%)
Nestle SA (Registered)	33,964	3,937
Taiwan (3.5%)
Taiwan Semiconductor Manufacturing Co. Ltd.	201,000	3,854
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	22,069	2,295
		6,149
United Kingdom (17.5%)
Anglo American PLC	72,820	1,822
AstraZeneca PLC	35,149	4,741
Diageo PLC	63,527	2,306
Experian PLC	61,841	2,523
Glencore PLC	1,167,847	7,020
Shell PLC	174,951	5,727

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Portfolio of Investments (cont'd)

Passport Overseas Equity Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
Unilever PLC	38,099	$1,847
Unilever PLC ADR	33,864	1,642
Unilever PLC CVA	59,997	2,904
		30,532
United States (6.2%)
MercadoLibre, Inc. (b)	2,084	3,275
Newmont Corp. (NYSE)	23,513	974
Newmont Corp. (TSX)	67,941	2,812
Schlumberger NV	22,674	1,180
Vertex Pharmaceuticals, Inc. (b)	6,361	2,588
		10,829
Total Common Stocks (Cost $134,311)		173,027
Preferred Stock (0.7%)
United States (0.7%)
Neurogenesis, Inc., Series A (b)(d)(e) (acquisition cost — $1,250; acquired 12/16/21)	32,692	1,250
Short-Term Investments (0.5%)
Investment Company (0.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $676)	675,596	676
Securities held as Collateral on Loaned Securities (0.1%)
Investment Company (0.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	181,320	181
	Face Amount (000)
Repurchase Agreements (0.0%)‡
Citigroup, Inc., (5.33%, dated 12/29/23, due 1/2/24; proceeds $13; fully collateralized by U.S. Government obligations; 0.25% - 3.00% due 5/15/24 - 11/15/49; valued at $14)	$13	13
HSBC Securities USA, Inc., (5.33%, dated 12/29/23, due 1/2/24; proceeds $14; fully collateralized by a U.S. Government obligation; 0.00% due 8/15/27; valued at $14)	14	14
Merrill Lynch & Co., Inc., (5.31%, dated 12/29/23, due 1/2/24; proceeds $13; fully collateralized by a U.S. Government obligation; 4.75% due 11/15/53; valued at $14)	13	13
		40
Total Securities held as Collateral on Loaned Securities (Cost $221)		221
Total Short-Term Investments (Cost $897)		897
Total Investments (100.1%) (Cost $136,458) Including $4,910 of Securities Loaned (f)(g)		175,174
Liabilities in Excess of Other Assets (–0.1%)		(139)
Net Assets (100.0%)		$175,035

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

‡  Amount is less than 0.05%.

(a)  All or a portion of this security was on loan at December 31, 2023.

(b)  Non-income producing security.

(c)  Security trades on the Hong Kong exchange.

(d)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2023 amounts to approximately $1,250,000 and represents 0.7% of net assets.

(e)  At December 31, 2023, the Fund held a fair valued security valued at approximately $1,250,000, representing 0.7% of net assets. This security has been fair valued using significant unobservable inputs as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(f)  The approximate fair value and percentage of net assets, $119,277,000 and 68.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Financial Statements.

(g)  At December 31, 2023, the aggregate cost for federal income tax purposes is approximately $137,873,000. The aggregate gross unrealized appreciation is approximately $50,147,000 and the aggregate gross unrealized depreciation is approximately $13,177,000, resulting in net unrealized appreciation of approximately $36,970,000.

ADR  American Depositary Receipt.

CVA  Certificaten Van Aandelen.

NYSE  New York Stock Exchange.

TSX  Toronto Stock Exchange.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	58.8%
Metals & Mining	13.1
Semiconductors & Semiconductor Equipment	8.4
Pharmaceuticals	7.7
Oil, Gas & Consumable Fuels	6.6
Broadline Retail	5.4
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2023.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Passport Overseas Equity Portfolio

Statement of Assets and Liabilities	December 31, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $135,601)	$174,317
Investment in Security of Affiliated Issuer, at Value (Cost $857)	857
Total Investments in Securities, at Value (Cost $136,458)	175,174
Cash	2
Due from Broker	362
Tax Reclaim Receivable	271
Dividends Receivable	163
Receivable for Fund Shares Sold	24
Receivable from Securities Lending Income	2
Receivable from Affiliate	1
Other Assets	64
Total Assets	176,063
Liabilities:
Deferred Capital Gain Country Tax	311
Collateral on Securities Loaned, at Value	221
Payable for Advisory Fees	212
Payable for Fund Shares Redeemed	127
Payable to Bank	40
Payable for Sub Transfer Agency Fees — Class I	23
Payable for Sub Transfer Agency Fees — Class A	8
Payable for Sub Transfer Agency Fees — Class L	1
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Professional Fees	17
Payable for Custodian Fees	13
Payable for Administration Fees	12
Payable for Shareholder Services Fees — Class A	10
Payable for Distribution and Shareholder Services Fees — Class L	3
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class R6	—	@
Payable for Transfer Agency Fees — Class IR	—	@
Other Liabilities	27
Total Liabilities	1,028
Net Assets	$175,035
Net Assets Consist of:
Paid-in-Capital	$141,422
Total Distributable Earnings	33,613
Net Assets	$175,035

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Passport Overseas Equity Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2023 (000)
CLASS I:
Net Assets	$119,815
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	7,988,748
Net Asset Value, Offering and Redemption Price Per Share	$15.00
CLASS A:
Net Assets	$50,552
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,289,698
Net Asset Value, Redemption Price Per Share	$15.37
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.85
Maximum Offering Price Per Share	$16.22
CLASS L:
Net Assets	$4,206
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	276,496
Net Asset Value, Offering and Redemption Price Per Share	$15.21
CLASS C:
Net Assets	$433
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	28,626
Net Asset Value, Offering and Redemption Price Per Share	$15.12
CLASS R6:
Net Assets	$16
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,096
Net Asset Value, Offering and Redemption Price Per Share	$15.02
CLASS IR:
Net Assets	$13
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	843
Net Asset Value, Offering and Redemption Price Per Share	$15.00
(1) Including: Securities on Loan, at Value:	$4,910

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Passport Overseas Equity Portfolio

Statement of Operations	Year Ended December 31, 2023 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $335 of Foreign Taxes Withheld)	$3,908
Dividends from Securities of Affiliated Issuers (Note G)	141
Income from Securities Loaned — Net	18
Total Investment Income	4,067
Expenses:
Advisory Fees (Note B)	1,132
Shareholder Services Fees — Class A (Note D)	131
Distribution and Shareholder Services Fees — Class L (Note D)	32
Distribution and Shareholder Services Fees — Class C (Note D)	5
Sub Transfer Agency Fees — Class I	95
Sub Transfer Agency Fees — Class A	42
Sub Transfer Agency Fees — Class L	3
Sub Transfer Agency Fees — Class C	— @
Administration Fees (Note C)	139
Professional Fees	131
Registration Fees	100
Custodian Fees (Note F)	40
Shareholder Reporting Fees	33
Transfer Agency Fees — Class I (Note E)	8
Transfer Agency Fees — Class A (Note E)	10
Transfer Agency Fees — Class L (Note E)	4
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class R6 (Note E)	3
Transfer Agency Fees — Class IR (Note E)	2
Directors' Fees and Expenses	8
Pricing Fees	5
Other Expenses	36
Total Expenses	1,962
Waiver of Advisory Fees (Note B)	(143)
Reimbursement of Transfer Agency and Sub Transfer Agency Fees (Note B)	(61)
Reimbursement of Class Specific Expenses — Class I (Note B)	(45)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(3)
Reimbursement of Class Specific Expenses — Class R6 (Note B)	(3)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(11)
Net Expenses	1,693
Net Investment Income	2,374
Realized Gain (Loss):
Investments Sold (Net of $9 of Capital Gain Country Tax)	(1,877)
Investments in Affiliates	(481)
Foreign Currency Forward Exchange Contracts	43
Foreign Currency Translation	9
Futures Contracts	(142)
Net Realized Loss	(2,448)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $67)	19,112
Investments in Affiliates	414
Foreign Currency Forward Exchange Contracts	16
Foreign Currency Translation	15
Net Change in Unrealized Appreciation (Depreciation)	19,557
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	17,109
Net Increase in Net Assets Resulting from Operations	$19,483

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Passport Overseas Equity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$2,374	$2,030
Net Realized Gain (Loss)	(2,448)	2,993
Net Change in Unrealized Appreciation (Depreciation)	19,557	(56,429)
Net Increase (Decrease) in Net Assets Resulting from Operations	19,483	(51,406)
Dividends and Distributions to Shareholders:
Class I	(4,000)	(1,796)
Class A	(1,493)	(702)
Class L	(103)	(39)
Class C	(9)	(4)
Class R6*	(1)	(— @)
Class IR	(— @)	(— @)
Total Dividends and Distributions to Shareholders	(5,606)	(2,541)
Capital Share Transactions, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:(1)
Class I:
Subscribed	27,518	51,639
Distributions Reinvested	3,977	1,784
Redeemed	(24,654)	(66,942)
Class A:
Subscribed	2,231	7,349
Distributions Reinvested	1,477	696
Redeemed	(9,429)	(11,717)
Class L:
Exchanged	—	155
Distributions Reinvested	101	39
Redeemed	(382)	(300)
Class C:
Subscribed	56	126
Distributions Reinvested	9	4
Redeemed	(131)	(318)
Class R6:*
Subscribed	3	70
Distributions Reinvested	1	— @
Redeemed	(12)	(65)
Class IR:
Distributions Reinvested	— @	— @
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	765	(17,480)
Total Increase (Decrease) in Net Assets	14,642	(71,427)
Net Assets:
Beginning of Period	160,393	231,820
End of Period	$175,035	$160,393

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Passport Overseas Equity Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,840	3,321
Shares Issued on Distributions Reinvested	273	130
Shares Redeemed	(1,659)	(4,507)
Net Increase (Decrease) in Class I Shares Outstanding	454	(1,056)
Class A:
Shares Subscribed	147	459
Shares Issued on Distributions Reinvested	99	49
Shares Redeemed	(620)	(757)
Net Decrease in Class A Shares Outstanding	(374)	(249)
Class L:
Shares Exchanged	—	11
Shares Issued on Distributions Reinvested	7	3
Shares Redeemed	(26)	(20)
Net Decrease in Class L Shares Outstanding	(19)	(6)
Class C:
Shares Subscribed	4	9
Shares Issued on Distributions Reinvested	1	— @@
Shares Redeemed	(9)	(21)
Net Decrease in Class C Shares Outstanding	(4)	(12)
Class R6:*
Shares Subscribed	— @@	5
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(1)	(5)
Net Decrease in Class R6 Shares Outstanding	(1)	(— @@)
Class IR:
Shares Issued on Distributions Reinvested	— @@	— @@

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Passport Overseas Equity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$13.80		$17.91		$19.03		$14.59		$12.07
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.22		0.18		0.17		0.04		0.16
Net Realized and Unrealized Gain (Loss)	1.50		(4.06)		0.24		4.41		2.54
Total from Investment Operations	1.72		(3.88)		0.41		4.45		2.70
Distributions from and/or in Excess of:
Net Investment Income	(0.26)		(0.10)		(0.23)		(0.01)		(0.18)
Net Realized Gain	(0.26)		(0.13)		(1.30)		—		—
Total Distributions	(0.52)		(0.23)		(1.53)		(0.01)		(0.18)
Redemption Fees	—		—		—		—		0.00	(2)
Net Asset Value, End of Period	$15.00		$13.80		$17.91		$19.03		$14.59
Total Return(3)	12.52	%(4)	(21.57)%		2.33%		30.48%		22.41%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$119,815		$104,002		$153,810		$146,087		$126,860
Ratio of Expenses Before Expense Limitation	1.02%		1.08%		0.95%		1.02%		0.97%
Ratio of Expenses After Expense Limitation	0.86	%(5)(6)	0.89	%(6)	0.89	%(6)	0.89	%(6)	0.89	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.89	%(6)	0.89	%(6)	0.89	%(6)	N/A
Ratio of Net Investment Income	1.48	%(5)(6)	1.18	%(6)	0.87	%(6)	0.24	%(6)	1.22	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	14%		25%		39%		37%		34%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class I shares.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class I shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.89%	1.45%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Passport Overseas Equity Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$14.13		$18.32		$19.43		$14.94		$12.36
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	0.18		0.13		0.11		(0.01)		0.11
Net Realized and Unrealized Gain (Loss)	1.53		(4.13)		0.25		4.51		2.61
Total from Investment Operations	1.71		(4.00)		0.36		4.50		2.72
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		(0.06)		(0.17)		(0.01)		(0.14)
Net Realized Gain	(0.26)		(0.13)		(1.30)		—		—
Total Distributions	(0.47)		(0.19)		(1.47)		(0.01)		(0.14)
Redemption Fees	—		—		—		—		0.00	(2)
Net Asset Value, End of Period	$15.37		$14.13		$18.32		$19.43		$14.94
Total Return(3)	12.15	%(4)	(21.77)%		2.03%		30.10%		22.00%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$50,552		$51,769		$71,668		$69,135		$58,339
Ratio of Expenses Before Expense Limitation	1.28%		1.34%		1.22%		1.31%		1.25%
Ratio of Expenses After Expense Limitation	1.16	%(5)(6)	1.18	%(6)	1.18	%(6)	1.19	%(6)	1.22	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.18	%(6)	1.18	%(6)	1.19	%(6)	N/A
Ratio of Net Investment Income (Loss)	1.18	%(5)(6)	0.88	%(6)	0.55	%(6)	(0.06	)%(6)	0.82	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	14%		25%		39%		37%		34%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class A shares.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class A shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.19%	1.15%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Passport Overseas Equity Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$13.99		$18.16		$19.27		$14.90		$12.32
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	0.09		0.05		0.00	(2)	(0.09)		0.05
Net Realized and Unrealized Gain (Loss)	1.51		(4.09)		0.24		4.47		2.59
Total from Investment Operations	1.60		(4.04)		0.24		4.38		2.64
Distributions from and/or in Excess of:
Net Investment Income	(0.12)		—		(0.05)		(0.01)		(0.06)
Net Realized Gain	(0.26)		(0.13)		(1.30)		—		—
Total Distributions	(0.38)		(0.13)		(1.35)		(0.01)		(0.06)
Redemption Fees	—		—		—		—		0.00	(2)
Net Asset Value, End of Period	$15.21		$13.99		$18.16		$19.27		$14.90
Total Return(3)	11.51	%(4)	(22.22)%		1.48%		29.38%		21.43%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,206		$4,129		$5,475		$5,718		$4,644
Ratio of Expenses Before Expense Limitation	1.84%		1.90%		1.76%		1.86%		1.81%
Ratio of Expenses After Expense Limitation	1.71	%(5)(6)	1.74	%(6)	1.74	%(6)	1.74	%(6)	1.74	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.74	%(6)	1.74	%(6)	1.74	%(6)	N/A
Ratio of Net Investment Income (Loss)	0.63	%(5)(6)	0.32	%(6)	0.02	%(6)	(0.61	)%(6)	0.35	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	14%		25%		39%		37%		34%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class L shares.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class L shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.74%	0.60%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Passport Overseas Equity Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$13.89		$18.08		$19.22		$14.89		$12.34
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	0.06		0.01		(0.02)		(0.12)		0.00	(2)
Net Realized and Unrealized Gain (Loss)	1.50		(4.07)		0.21		4.46		2.59
Total from Investment Operations	1.56		(4.06)		0.19		4.34		2.59
Distributions from and/or in Excess of:
Net Investment Income	(0.07)		—		(0.03)		(0.01)		(0.04)
Net Realized Gain	(0.26)		(0.13)		(1.30)		—		—
Total Distributions	(0.33)		(0.13)		(1.33)		(0.01)		(0.04)
Redemption Fees	—		—		—		—		0.00	(2)
Net Asset Value, End of Period	$15.12		$13.89		$18.08		$19.22		$14.89
Total Return(3)	11.27	%(4)	(22.43)%		1.23%		29.13%		21.03%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$433		$459		$821		$144		$45
Ratio of Expenses Before Expense Limitation	2.74%		2.54%		2.36%		5.66%		7.49%
Ratio of Expenses After Expense Limitation	1.96	%(5)(6)	1.99	%(6)	1.99	%(6)	1.99	%(6)	1.99	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.99	%(6)	1.99	%(6)	1.99	%(6)	N/A
Ratio of Net Investment Income (Loss)	0.37	%(5)(6)	0.05	%(6)	(0.09	)%(6)	(0.81	)%(6)	0.03	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	14%		25%		39%		37%		34%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class C shares.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class C shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.99%	0.34%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Passport Overseas Equity Portfolio

	Class R6(1)
	Year Ended December 31,								Period from October 31, 2019(2) to
Selected Per Share Data and Ratios	2023		2022		2021		2020		December 31, 2019
Net Asset Value, Beginning of Period	$13.82		$17.91		$19.04		$14.59		$13.79
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.23		0.21		0.18		0.04		0.00	(4)
Net Realized and Unrealized Gain (Loss)	1.49		(4.06)		0.23		4.42		0.98
Total from Investment Operations	1.72		(3.85)		0.41		4.46		0.98
Distributions from and/or in Excess of:
Net Investment Income	(0.26)		(0.11)		(0.24)		(0.01)		(0.18)
Net Realized Gain	(0.26)		(0.13)		(1.30)		—		—
Total Distributions	(0.52)		(0.24)		(1.54)		(0.01)		(0.18)
Net Asset Value, End of Period	$15.02		$13.82		$17.91		$19.04		$14.59
Total Return(5)	12.56	%(6)	(21.45)%		2.39%		30.55%		7.15	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$16		$23		$32		$14		$11
Ratio of Expenses Before Expense Limitation	12.52%		5.55%		10.73%		21.16%		14.33	%(8)
Ratio of Expenses After Expense Limitation	0.81	%(9)(10)	0.84	%(10)	0.84	%(10)	0.84	%(10)	0.84	%(8)(10)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.84	%(10)	0.84	%(10)	0.84	%(10)	N/A
Ratio of Net Investment Income	1.52	%(9)(10)	1.41	%(10)	0.89	%(10)	0.28	%(10)	0.18	%(8)(10)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.01%		0.01%		0.01	%(8)
Portfolio Turnover Rate	14%		25%		39%		37%		34%

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class R6 shares.

(7)  Not annualized.

(8)  Annualized.

(9)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class R6 shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.84%	1.49%

(10)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Passport Overseas Equity Portfolio

	Class IR
	Year Ended December 31,								Period from October 31, 2019(1) to
Selected Per Share Data and Ratios	2023		2022		2021		2020		December 31, 2019
Net Asset Value, Beginning of Period	$13.81		$17.91		$19.04		$14.59		$13.79
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.23		0.18		0.18		0.04		0.00	(3)
Net Realized and Unrealized Gain (Loss)	1.48		(4.04)		0.23		4.42		0.98
Total from Investment Operations	1.71		(3.86)		0.41		4.46		0.98
Distributions from and/or in Excess of:
Net Investment Income	(0.26)		(0.11)		(0.24)		(0.01)		(0.18)
Net Realized Gain	(0.26)		(0.13)		(1.30)		—		—
Total Distributions	(0.52)		(0.24)		(1.54)		(0.01)		(0.18)
Net Asset Value, End of Period	$15.00		$13.81		$17.91		$19.04		$14.59
Total Return(4)	12.49	%(5)	(21.51)%		2.39%		30.55%		7.15	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$13		$11		$14		$14		$11
Ratio of Expenses Before Expense Limitation	19.62%		18.22%		14.38%		20.70%		14.33	%(7)
Ratio of Expenses After Expense Limitation	0.81	%(8)(9)	0.84	%(9)	0.84	%(9)	0.84	%(9)	0.84	%(7)(9)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.84	%(9)	0.84	%(9)	0.84	%(9)	N/A
Ratio of Net Investment Income	1.52	%(8)(9)	1.21	%(9)	0.92	%(9)	0.29	%(9)	0.18	%(7)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(10)	0.01%		0.01%		0.01%		0.01	%(7)
Portfolio Turnover Rate	14%		25%		39%		37%		34%

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class IR shares.

(6)  Not annualized.

(7)  Annualized.

(8)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class IR shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.85%	1.48%

(9)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(10)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-three separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying financial statements relates to the Passport Overseas Equity Portfolio (name changed on May 31, 2023, formerly Active International Allocation Portfolio). The Fund seeks long-term capital appreciation.

The Fund has issued six classes of shares — Class I, Class A, Class L, Class C, Class R6 and Class IR. Class C shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors. Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In June 2022, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions ("ASU 2022-03"), which clarifies the guidance in ASC Topic No. 820 on the fair value measurement of an equity security that is subject to a contractual sale restriction and introduces new disclosures related to such equity security. ASU 2022-03 clarifies that a contractual sale restriction prohibiting the sale of an equity security is a characteristic of the reporting entity holding the equity security and is not included in the equity security's unit of account. Accordingly, an entity should not consider the contractual sale restriction when measuring the equity security's fair value (i.e., the entity should not apply a discount related to the contractual sale restriction, as stated in ASC 820-10-35-36B as amended by ASU 2022-03). In addition, ASU 2022-03 prohibits an entity from recognizing a contractual sale restriction as a separate unit of account. The new guidance is effective for public companies with annual reporting periods in fiscal years beginning after December 15, 2023, and interim periods in the following year, with early adoption permitted. An investment company that holds equity securities that are subject to contractual sale restrictions executed before the date at which the investment company first adopts ASU 2022-03 shall continue to account for that equity security using the accounting policy applied before the adoption of ASU 2022-03 until the contractual sale restriction expires or is modified.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (6) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Fund, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$—	$5,718	$—	$5,718
Banks	5,775	2,507	—	8,282
Beverages	—	4,516	—	4,516
Biotechnology	2,588	—	—	2,588
Broadline Retail	9,463	—	—	9,463
Chemicals	—	7,207	—	7,207
Containers & Packaging	—	1,372	—	1,372
Electrical Equipment	—	563	—	563
Electronic Equipment, Instruments & Components	—	2,460	—	2,460
Energy Equipment & Services	1,180	1,004	—	2,184
Entertainment	3,398	3,189	—	6,587
Financial Services	—	115	—	115
Food Products	—	3,937	—	3,937
Ground Transportation	3,400	—	—	3,400
Health Care Equipment & Supplies	—	3,279	—	3,279
Health Care Providers & Services	—	1,278	—	1,278
Hotels, Restaurants & Leisure	7,525	679	—	8,204
Household Durables	2,093	4,740	—	6,833
Household Products	—	401	—	401
Insurance	—	759	—	759
Interactive Media & Services	—	1,880	—	1,880
Leisure Products	—	562	—	562
Machinery	—	2,599	—	2,599
Metals & Mining	8,453	14,451	—	22,904
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Oil, Gas & Consumable Fuels	$781	$10,735	$—	$11,516
Passenger Airlines	3,645	—	—	3,645
Personal Care Products	1,642	6,540	—	8,182
Pharmaceuticals	—	13,479	—	13,479
Professional Services	—	3,750	—	3,750
Semiconductors & Semiconductor Equipment	2,295	12,325	—	14,620
Software	1,512	—	—	1,512
Tech Hardware, Storage & Peripherals	—	6,953	—	6,953
Textiles, Apparel & Luxury Goods	—	2,279	—	2,279
Total Common Stocks	53,750	119,277	—	173,027
Preferred Stock
Biotechnology	—	—	1,250	1,250
Short-Term Investments
Investment Company	857	—	—	857
Repurchase Agreements	—	40	—	40
Total Short-Term Investments	857	40	—	897
Total Assets	$54,607	$119,317	$1,250	$175,174

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Stock (000)
Beginning Balance	$1,174
Purchases	—
Sales	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	76
Realized gains (losses)	—
Ending Balance	$1,250
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2023	$76

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2023:

	Fair Value at December 31, 2023 (000)	Valuation Technique	Unobservable Input	Amount	Impact to Valuation from an Increase in Input*
Preferred Stock	$1,250	Market Transaction Method	Precedent Transaction	$38.24	Increase

*  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers/dealers to purchase or sell foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2023 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$43
Equity Risk	Futures Contracts	(142)
Total		$(99)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$16

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

For the year ended December 31, 2023, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$3,996,000
Futures Contracts:
Average monthly notional value	$2,180,000

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker/dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2023:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$4,910	(a)	$—	$(4,910	)(b)(c)	$0

(a) Represents market value of loaned securities at year end.

(b) The Fund received cash collateral of approximately $221,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $4,880,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowings.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2023:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$221	$—	$—	$—	$221
Total Borrowings	$221	$—	$—	$—	$221
Gross amount of recognized liabilities for securities lending transactions					$221

7.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

9.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency, co-transfer agency fees and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.65%	0.60%

For the year ended December 31, 2023, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.56% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.90% for Class I shares, 1.25% for Class A shares, 1.75% for Class L shares, 2.00% for Class C shares, 0.85% for

Class R6 shares and 0.85% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2023, approximately $143,000 of advisory fees were waived and approximately $54,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser agreed to reimburse the Fund for prior years overpayment of transfer agency and sub transfer agency fees. This was reflected as "Reimbursement of Transfer Agency and Sub Transfer Agency Fees" in the Statement of Operations.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Statement of Operations, amounted to approximately $2,000.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $24,018,000 and $26,955,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2023.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, advisory fees paid were reduced by approximately $5,000 relating to the Fund's investment in the Liquidity Fund.

The Fund invests in Morgan Stanley China A Share Fund, Inc., a closed-end management investment company advised by an affiliate of the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in Morgan Stanley China A Share Fund, Inc. For the year ended December 31, 2023, advisory fees paid were reduced by approximately $6,000 relating to the Fund's investment in the Morgan Stanley China A Share Fund, Inc.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2023 is as follows:

Affiliated Investment Company/Issuer	Value December 31, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$2,085	$37,213	$38,441	$141
Morgan Stanley China A Share Fund	653	—	586	—
Total	$2,738	$37,213	$39,027	$141
Affiliated Investment Company/Issuer (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2023 (000)
Liquidity Fund	$—	$—	$857
Morgan Stanley China A Share Fund	(481)	414	—
Total	$(481)	$414	$857

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, Each of the tax years in the four-year period ended December 31, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:		2022 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,695	$2,911	$1,000	$1,541

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2023.

At December 31, 2023, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$32	$2

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2023, the Fund intends to defer to January 1, 2024 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post October Capital Losses (000)
$—	$3,382

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2023, the Fund did not have any borrowings under the Facility.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

J. Other: At December 31, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 81.2%.

K. Market Risk: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments, which may in turn impact valuation, the Fund's ability to sell securities and/or its ability to meet redemptions.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders of Passport Overseas Equity Portfolio
(Formerly Active International Allocation Portfolio)
and the Board of Directors of
Morgan Stanley Institutional Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Passport Overseas Equity Portfolio (Formerly Active International Allocation Portfolio) (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 29, 2024

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2023.

The Fund designated and paid approximately $2,911,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2023. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $3,030,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $335,000 and has derived net income from sources within foreign countries amounting to approximately $3,383,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fun on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited)   April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				87

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	88

Formerly, Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

39

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994 (Retired December 31, 2023)	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	88	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

40

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

41

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

42

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
1585 Broadway
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

43

(This page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

© 2024 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIPOEANN
6336624 EXP 02.28.25

Morgan Stanley Institutional Fund, Inc.

Permanence Portfolio

Annual Report

December 31, 2023

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Table of Contents (unaudited)

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Consolidated Portfolio of Investments	6
Consolidated Statement of Assets and Liabilities	9
Consolidated Statement of Operations	10
Consolidated Statements of Changes in Net Assets	11
Consolidated Financial Highlights	12
Notes to Consolidated Financial Statements	16
Report of Independent Registered Public Accounting Firm	25
Liquidity Risk Management Program	26
Federal Tax Notice	27
Important Notices	28
U.S. Customer Privacy Notice	29
Directors and Officers Information	32

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 869-6397. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this annual report, in which you will learn how your investment in Permanence Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2024

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Expense Example (unaudited)

Permanence Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Actual Ending Account Value 12/31/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Permanence Portfolio Class I	$1,000.00	$1,034.50	$1,022.94	$2.31	$2.29	0.45%
Permanence Portfolio Class A	1,000.00	1,033.40	1,020.52	4.77	4.74	0.93
Permanence Portfolio Class C	1,000.00	1,028.80	1,017.39	7.93	7.88	1.55
Permanence Portfolio Class R6	1,000.00	1,034.50	1,023.04	2.21	2.19	0.43

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period.

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited)

Permanence Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 26.44%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the S&P 500® Index (the "Index"), which returned 26.29%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Surprised by the economy's resilience amid rising interest rates and persistently high (but falling) inflation, U.S. stocks performed well in 2023. The year saw its share of uncertainty, with recession fears dominating the start of the year, a regional banking crisis triggered by high interest rates, concerns about the U.S. government's debt levels and budget, and multiple geopolitical flashpoints. However, by year-end, the U.S. Federal Reserve signaled it was likely finished lifting interest rates after pausing the hiking cycle halfway through the year. This triggered a stock market rally and retreat in long-term bond yields in the final two months of 2023. Additionally, excitement about artificial intelligence drove a narrow group of mega-cap technology stocks to significantly outperform, adding meaningfully to the broader market's gain in the year.

•  U.S. equities, as measured by the Index, advanced over the year. Most sectors in the Index were positive, led by information technology, communication services and consumer discretionary. The largest underperformers in the Index were energy and utilities, both of which declined, and consumer staples.

•  Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage focused portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund slightly outperformed the Index in this reporting period as favorable sector allocations offset the adverse impact of stock selection.

•  The information technology sector contributed positively to relative performance. A company that offers a global cloud platform that provides security, performance and reliability services to the applications of its customers was the greatest contributor across the portfolio. Despite facing a tougher demand environment and longer sales cycles, the company's shares performed well based on improving investor sentiment toward the software sector.

•  An average overweight in consumer discretionary was advantageous to relative performance, but it was more than offset by stock selection in the sector, which detracted.

•  A lack of exposure to utilities and average underweight positions in financials and energy were beneficial to performance relative to the Index.

•  Stock selection in health care was the greatest detractor from relative performance. A leader in next generation sequencing was the largest detractor in the sector and third greatest in the portfolio. Its shares underperformed as weaker spending trends in the biopharma industry and greater geopolitical tension continued to adversely affect demand for its products.

•  Stock selection in consumer staples also weighed on relative performance. A discount retailer that provides various merchandise products across the United States was the main detractor in the sector and one of the largest across the portfolio. Its shares underperformed due to concerns about softer sales trends, weaker near-term profitability and greater inventory shrink. We continued to monitor the company management's progress in restoring the business to prior profitability levels and getting shrink under control.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Permanence Portfolio

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.

*  Minimum Investment for Class I shares

**  Commenced Operations on March 31, 2020.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and R6 shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the the S&P 500® Index(1) and the Lipper Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2023 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	26.44%	—	—	17.38%
Fund — Class A Shares w/o sales charges(4)	26.11	—	—	16.99
Fund — Class A Shares with maximum 5.25% sales charges(4)	19.53	—	—	15.33
Fund — Class C Shares w/o sales charges(4)	25.15	—	—	16.08
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	24.15	—	—	16.08
Fund — Class R6 Shares w/o sales charges(4)	26.51	—	—	17.44
S&P 500® Index	26.29	—	—	19.64
Lipper Multi-Cap Growth Funds Index	35.17	—	—	16.39

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The Standard & Poor's 500® Index (S&P 500® Index) measures the performance of the large cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Multi-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on March 31, 2020.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Portfolio of Investments

Permanence Portfolio

	Shares	Value (000)
Common Stocks (94.5%)
Aerospace & Defense (2.6%)
Axon Enterprise, Inc. (a)	22	$5
Babcock International Group PLC (United Kingdom)	19,875	100
HEICO Corp., Class A	33	5
TransDigm Group, Inc.	5	5
		115
Beverages (1.6%)
Celsius Holdings, Inc. (a)	1,293	71
Broadline Retail (5.4%)
Amazon.com, Inc. (a)	1,555	236
Capital Markets (7.4%)
Intercontinental Exchange, Inc.	1,929	248
MSCI, Inc.	8	4
S&P Global, Inc.	163	72
		324
Chemicals (0.2%)
Ecolab, Inc.	24	5
Sherwin-Williams Co.	16	5
		10
Commercial Services & Supplies (4.3%)
Cintas Corp.	9	5
Copart, Inc. (a)	99	5
Rentokil Initial PLC (United Kingdom)	27,399	155
Rollins, Inc.	108	5
Veralto Corp.	220	18
		188
Construction Materials (0.1%)
Martin Marietta Materials, Inc.	10	5
Consumer Staples Distribution & Retail (3.5%)
Dollar General Corp.	1,121	152
Distributors (1.0%)
Pool Corp.	109	43
Diversified Consumer Services (0.1%)
Service Corp. International	68	5
Entertainment (1.0%)
Netflix, Inc. (a)	67	32
Walt Disney Co.	119	11
		43
Food Products (0.5%)
McCormick & Co., Inc.	318	22
Ground Transportation (5.0%)
Union Pacific Corp.	899	221
Health Care Equipment & Supplies (0.1%)
Intuitive Surgical, Inc. (a)	15	5
Health Care Technology (1.0%)
Veeva Systems, Inc., Class A (a)	233	45
	Shares	Value (000)
Hotels, Restaurants & Leisure (0.3%)
Domino's Pizza, Inc.	11	$5
McDonald's Corp.	16	5
Starbucks Corp.	45	4
		14
Household Durables (3.9%)
NVR, Inc. (a)	7	49
Victoria PLC (United Kingdom) (a)	31,383	121
		170
Information Technology Services (11.8%)
Cloudflare, Inc., Class A (a)	5,734	477
Gartner, Inc. (a)	95	43
		520
Insurance (1.0%)
Brown & Brown, Inc.	612	44
Life Sciences Tools & Services (10.0%)
Danaher Corp.	912	211
Eurofins Scientific SE (France)	2,512	164
Illumina, Inc. (a)	422	59
Thermo Fisher Scientific, Inc.	7	3
		437
Metals & Mining (2.3%)
Royal Gold, Inc.	846	102
Oil, Gas & Consumable Fuels (0.4%)
Texas Pacific Land Corp.	12	19
Personal Care Products (0.6%)
Estee Lauder Cos., Inc., Class A	29	4
Oddity Tech Ltd., Class A (Israel) (a)	500	24
		28
Pharmaceuticals (5.0%)
Royalty Pharma PLC, Class A	7,590	213
Zoetis, Inc.	22	5
		218
Semiconductors & Semiconductor Equipment (1.5%)
ASML Holding NV (Registered) (Netherlands)	89	67
Software (9.3%)
Cadence Design Systems, Inc. (a)	20	5
Constellation Software, Inc. (Canada)	44	109
Lumine Group, Inc. (Canada) (a)	280	6
Procore Technologies, Inc. (a)	1,124	78
Roper Technologies, Inc.	9	5
ServiceNow, Inc. (a)	72	51
Synopsys, Inc. (a)	10	5
Topicus.com, Inc. (Canada) (a)	1,468	99
Tyler Technologies, Inc. (a)	119	50
		408
Specialized REITs (3.6%)
American Tower Corp. REIT	723	156

The accompanying notes are an integral part of the consolidated financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Permanence Portfolio

	Shares	Value (000)
Specialty Retail (8.0%)
AutoZone, Inc. (a)	8	$21
Floor & Decor Holdings, Inc., Class A (a)	2,356	263
Home Depot, Inc.	62	21
Tractor Supply Co.	205	44
		349
Textiles, Apparel & Luxury Goods (2.4%)
Christian Dior SE (France)	137	107
Trading Companies & Distributors (0.6%)
Fastenal Co.	76	5
Watsco, Inc.	52	22
		27
Total Common Stocks (Cost $3,634)		4,151
Investment Company (2.1%)
Grayscale Bitcoin Trust (a) (Cost $45)	2,631	91
	No. of Warrants
Warrants (0.0%)‡
Software (0.0%)‡
Constellation Software, Inc., expires 3/31/40 (a) (Cost $—)	58	—	@
	Shares
Short-Term Investment (1.6%)
Investment Company (1.6%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $70)	69,823	70
Total Investments Excluding Purchased Options (98.2%) (Cost $3,749)		4,312
Total Purchased Options Outstanding (0.0%)‡ (Cost $13)		2
Total Investments (98.2%) (Cost $3,762) (b)(c)(d)		4,314
Other Assets in Excess of Liabilities (1.8%)		79
Net Assets (100.0%)		$4,393

@  Value is less than $500.

‡  Amount is less than 0.05%.

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $646,000 and 14.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Consolidated Financial Statements.

(c)  Securities are available for collateral in connection with purchased options.

(d)  At December 31, 2023, the aggregate cost for federal income tax purposes is approximately $3,872,000. The aggregate gross unrealized appreciation is approximately $838,000 and the aggregate gross unrealized depreciation is approximately $412,000, resulting in net unrealized appreciation of approximately $426,000.

REIT  Real Estate Investment Trust.

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2023:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)		Premiums Paid (000)	Unrealized Depreciation (000)
JPMorgan Chase Bank NA	USD/CNH	CNH	7.43	Jan-24	765,238	765	$—	@	$3	$(3)
Standard Chartered Bank	USD/CNH	CNH	7.57	May-24	1,105,323	1,105	1		5	(4)
JPMorgan Chase Bank NA	USD/CNH	CNH	7.79	Aug-24	1,263,287	1,263	1		5	(4)
							$2		$13	$(11)

@    Value is less than $500.

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

The accompanying notes are an integral part of the consolidated financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Permanence Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Other*	37.0%
Information Technology Services	12.1
Life Sciences Tools & Services	10.2
Software	9.4
Specialty Retail	8.1
Capital Markets	7.6
Broadline Retail	5.5
Ground Transportation	5.1
Pharmaceuticals	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the consolidated financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Permanence Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $3,692)	$4,244
Investment in Security of Affiliated Issuer, at Value (Cost $70)	70
Total Investments in Securities, at Value (Cost $3,762)	4,314
Foreign Currency, at Value (Cost $6)	6
Due from Adviser	88
Dividends Receivable	2
Receivable from Affiliate	—	@
Other Assets	22
Total Assets	4,432
Liabilities:
Payable for Professional Fees	24
Payable for Custodian Fees	2
Payable for Administration Fees	—	@
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class R6	—	@
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	13
Total Liabilities	39
Net Assets	$4,393
Net Assets Consist of:
Paid-in-Capital	$3,872
Total Distributable Earnings	521
Net Assets	$4,393
CLASS I:
Net Assets	$3,624
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	284,165
Net Asset Value, Offering and Redemption Price Per Share	$12.75
CLASS A:
Net Assets	$660
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	52,388
Net Asset Value, Redemption Price Per Share	$12.60
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.70
Maximum Offering Price Per Share	$13.30
CLASS C:
Net Assets	$48
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,947
Net Asset Value, Offering and Redemption Price Per Share	$12.23
CLASS R6:
Net Assets	$61
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	4,752
Net Asset Value, Offering and Redemption Price Per Share	$12.77

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Permanence Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2023 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $1 of Foreign Taxes Withheld)	$37
Dividends from Security of Affiliated Issuer (Note G)	5
Total Investment Income	42
Expenses:
Professional Fees	177
Registration Fees	57
Advisory Fees (Note B)	29
Shareholder Reporting Fees	16
Custodian Fees (Note F)	14
Transfer Agency Fees — Class I (Note E)	3
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class R6 (Note E)	2
Directors' Fees and Expenses	6
Administration Fees (Note C)	4
Pricing Fees	4
Shareholder Services Fees — Class A (Note D)	2
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Sub Transfer Agency Fees — Class I	— @
Sub Transfer Agency Fees — Class A	1
Sub Transfer Agency Fees — Class C	— @
Other Expenses	18
Total Expenses	339
Expenses Reimbursed by Adviser (Note B)	(260)
Waiver of Advisory Fees (Note B)	(29)
Reimbursement of Class Specific Expenses — Class I (Note B)	(2)
Reimbursement of Class Specific Expenses — Class A (Note B)	(3)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class R6 (Note B)	(2)
Reimbursement of Transfer Agency and Sub Transfer Agency Fees (Note B)	(8)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	33
Net Investment Income	9
Realized Gain:
Investments Sold	283
Foreign Currency Translation	— @
Net Realized Gain	283
Change in Unrealized Appreciation (Depreciation):
Investments	633
Foreign Currency Translation	— @
Net Change in Unrealized Appreciation (Depreciation)	633
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	916
Net Increase in Net Assets Resulting from Operations	$925

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Permanence Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$9	$(6)
Net Realized Gain	283	138
Net Change in Unrealized Appreciation (Depreciation)	633	(1,004)
Net Increase (Decrease) in Net Assets Resulting from Operations	925	(872)
Dividends and Distributions to Shareholders:
Class I	(331)	(84)
Class A	(62)	(4)
Class C	(5)	(— @)
Class R6*	(6)	(1)
Total Dividends and Distributions to Shareholders	(404)	(89)
Capital Share Transactions:(1)
Class I:
Subscribed	183	152
Distributions Reinvested	331	84
Redeemed	(485)	(50)
Class A:
Subscribed	1,181	185
Distributions Reinvested	62	4
Redeemed	(921)	(140)
Class C:
Subscribed	24	—
Distributions Reinvested	5	— @
Redeemed	(3)	—
Class R6:*
Subscribed	57	43
Distributions Reinvested	6	1
Redeemed	(52)	(9)
Net Increase in Net Assets Resulting from Capital Share Transactions	388	270
Total Increase (Decrease) in Net Assets	909	(691)
Net Assets:
Beginning of Period	3,484	4,175
End of Period	$4,393	$3,484
(1) Capital Share Transactions:
Class I:
Shares Subscribed	14	13
Shares Issued on Distributions Reinvested	27	7
Shares Redeemed	(36)	(5)
Net Increase in Class I Shares Outstanding	5	15
Class A:
Shares Subscribed	92	16
Shares Issued on Distributions Reinvested	5	— @@
Shares Redeemed	(72)	(12)
Net Increase in Class A Shares Outstanding	25	4
Class C:
Shares Subscribed	2	—
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(— @@)	—
Net Increase in Class C Shares Outstanding	2	— @@
Class R6:*
Shares Subscribed	5	4
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(4)	(1)
Net Increase in Class R6 Shares Outstanding	1	3

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the consolidated financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Permanence Portfolio

	Class I
	Year Ended December 31,						Period from March 31, 2020(1) to
Selected Per Share Data and Ratios	2023		2022		2021		December 31, 2020(2)
Net Asset Value, Beginning of Period	$11.16		$14.42		$14.65		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.04		(0.02)		0.00	(4)	(0.00	)(4)
Net Realized and Unrealized Gain (Loss)	2.84		(2.93)		2.39		5.51
Total from Investment Operations	2.88		(2.95)		2.39		5.51
Distributions from and/or in Excess of:
Net Investment Income	—		(0.04)		(0.11)		—
Net Realized Gain	(1.29)		(0.27)		(2.51)		(0.86)
Total Distributions	(1.29)		(0.31)		(2.62)		(0.86)
Net Asset Value, End of Period	$12.75		$11.16		$14.42		$14.65
Total Return(5)	26.44	%(6)	(20.55)%		16.85%		55.46	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,624		$3,117		$3,807		$3,147
Ratio of Expenses Before Expense Limitation	7.44%		8.14%		7.49%		10.85	%(8)
Ratio of Expenses After Expense Limitation	0.65	%(9)(10)	0.85	%(9)	0.85	%(9)	0.85	%(8)(9)
Ratio of Net Investment Income (Loss)	0.31	%(9)(10)	(0.14	)%(9)	0.01	%(9)	(0.02	)%(8)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(11)	0.00	%(11)	0.00	%(11)	0.00	%(8)(11)
Portfolio Turnover Rate	100%		57%		70%		68	%(7)

(1)  Commencement of Operations.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  Performance was positively impacted by approximately 0.19% for Class I shares due to the reimbursement of transfer agency and sub transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class I shares would have been 26.25%. Refer to Note B in the Notes to Consolidated Financial Statements.

(7)  Not annualized.

(8)  Annualized.

(9)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(10)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment income, would have been as follows for Class I shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.85%	0.11%

(11)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Permanence Portfolio

	Class A
	Year Ended December 31,						Period from March 31, 2020(1) to
Selected Per Share Data and Ratios	2023		2022		2021		December 31, 2020(2)
Net Asset Value, Beginning of Period	$11.07		$14.31		$14.61		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.01)		(0.06)		(0.05)		(0.01)
Net Realized and Unrealized Gain (Loss)	2.83		(2.91)		2.37		5.48
Total from Investment Operations	2.82		(2.97)		2.32		5.47
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.11)		—
Net Realized Gain	(1.29)		(0.27)		(2.51)		(0.86)
Total Distributions	(1.29)		(0.27)		(2.62)		(0.86)
Net Asset Value, End of Period	$12.60		$11.07		$14.31		$14.61
Total Return(4)	26.11	%(5)	(20.83)%		16.41%		55.05	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$660		$303		$324		$256
Ratio of Expenses Before Expense Limitation	8.09%		9.60%		8.83%		17.41	%(7)
Ratio of Expenses After Expense Limitation	1.03	%(8)(9)	1.20	%(9)	1.20	%(9)	1.20	%(7)(9)
Ratio of Net Investment Loss	(0.07	)%(8)(9)	(0.51	)%(9)	(0.33	)%(9)	(0.06	)%(7)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(10)	0.00	%(10)	0.00	%(10)	0.00	%(7)(10)
Portfolio Turnover Rate	100%		57%		70%		68	%(6)

(1)  Commencement of Operations.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.29% for Class A shares due to the reimbursement of transfer agency and sub transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class A shares would have been 25.82%. Refer to Note B in the Notes to Consolidated Financial Statements.

(6)  Not annualized.

(7)  Annualized.

(8)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class A shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	1.20%	(0.24)%

(9)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(10)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Permanence Portfolio

	Class C
	Year Ended December 31,						Period from March 31, 2020(1) to
Selected Per Share Data and Ratios	2023		2022		2021		December 31, 2020(2)
Net Asset Value, Beginning of Period	$10.86		$14.16		$14.52		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.09)		(0.13)		(0.17)		(0.11)
Net Realized and Unrealized Gain (Loss)	2.75		(2.90)		2.35		5.49
Total from Investment Operations	2.66		(3.03)		2.18		5.38
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.03)		—
Net Realized Gain	(1.29)		(0.27)		(2.51)		(0.86)
Total Distributions	(1.29)		(0.27)		(2.54)		(0.86)
Net Asset Value, End of Period	$12.23		$10.86		$14.16		$14.52
Total Return(4)	25.15	%(5)	(21.47)%		15.52%		54.15	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$48		$20		$26		$21
Ratio of Expenses Before Expense Limitation	14.88%		19.54%		18.17%		24.15	%(7)
Ratio of Expenses After Expense Limitation	1.71	%(8)(9)	1.95	%(9)	1.95	%(9)	1.95	%(7)(9)
Ratio of Net Investment Loss	(0.75	)%(8)(9)	(1.24	)%(9)	(1.09	)%(9)	(1.08	)%(7)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(10)	0.00	%(10)	0.00	%(10)	0.00	%(7)(10)
Portfolio Turnover Rate	100%		57%		70%		68	%(6)

(1)  Commencement of Operations.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.31% for Class C shares due to the reimbursement of transfer agency and sub transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class C shares would have been 24.84%. Refer to Note B in the Notes to Consolidated Financial Statements.

(6)  Not annualized.

(7)  Annualized.

(8)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class C shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	1.95%	(0.99)%

(9)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(10)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Consolidated Financial Highlights

Permanence Portfolio

	Class R6(1)
	Year Ended December 31,						Period from March 31, 2020(2) to
Selected Per Share Data and Ratios	2023		2022		2021		December 31, 2020(3)
Net Asset Value, Beginning of Period	$11.17		$14.43		$14.65		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(4)	0.05		(0.01)		0.01		0.00	(5)
Net Realized and Unrealized Gain (Loss)	2.84		(2.94)		2.40		5.51
Total from Investment Operations	2.89		(2.95)		2.41		5.51
Distributions from and/or in Excess of:
Net Investment Income	—		(0.04)		(0.12)		—
Net Realized Gain	(1.29)		(0.27)		(2.51)		(0.86)
Total Distributions	(1.29)		(0.31)		(2.63)		(0.86)
Net Asset Value, End of Period	$12.77		$11.17		$14.43		$14.65
Total Return(6)	26.51	%(7)	(20.50)%		16.95%		55.45	%(8)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$61		$44		$18		$16
Ratio of Expenses Before Expense Limitation	11.18%		12.68%		20.29%		25.34	%(9)
Ratio of Expenses After Expense Limitation	0.61	%(10)(11)	0.80	%(10)	0.80	%(10)	0.80	%(9)(10)
Ratio of Net Investment Income (Loss)	0.35	%(10)(11)	(0.06	)%(10)	0.07	%(10)	0.03	%(9)(10)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(12)	0.00	%(12)	0.00	%(12)	0.00	%(9)(12)
Portfolio Turnover Rate	100%		57%		70%		68	%(8)

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(2)  Commencement of Operations.

(3)  Not consolidated.

(4)  Per share amount is based on average shares outstanding.

(5)  Amount is less than $0.005 per share.

(6)  Calculated based on the net asset value as of the last business day of the period.

(7)  Performance was positively impacted by approximately 0.20% for Class R6 shares due to the reimbursement of transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class R6 shares would have been 26.31%. Refer to Note B in the Notes to Consolidated Financial Statements.

(8)  Not annualized.

(9)  Annualized.

(10)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(11)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class R6 shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.80%	0.16%

(12)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-three separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Consolidated Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying consolidated financial statements relates to the Permanence Portfolio. The Fund seeks long-term capital appreciation.

The Fund has issued four classes of shares — Class I, Class A, Class C and Class R6. Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, Permanence Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest in bitcoin indirectly through cash settled futures or indirectly through investments in Grayscale Bitcoin Trust (BTC) ("GBTC"), a privately offered investment vehicle that invests in bitcoin. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of December 31, 2023, the Subsidiary represented approximately $92,000 or approximately 2.10% of the total net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to bitcoin within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest re-ported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (4) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a reputable broker/dealer or valued by a pricing service/vendor; (5) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (6) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

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Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$16	$100	$—	$116
Beverages	70	—	—	70
Broadline Retail	236	—	—	236
Capital Markets	325	—	—	325
Chemicals	10	—	—	10
Commercial Services & Supplies	33	154	—	187
Construction Materials	5	—	—	5
Consumer Staples Distribution & Retail	152	—	—	152
Distributors	43	—	—	43
Diversified Consumer Services	5	—	—	5
Entertainment	44	—	—	44
Food Products	22	—	—	22
Ground Transportation	221	—	—	221
Health Care Equipment & Supplies	5	—	—	5
Health Care Technology	45	—	—	45
Hotels, Restaurants & Leisure	14	—	—	14
Household Durables	49	121	—	170
Information Technology Services	520	—	—	520
Insurance	43	—	—	43
Life Sciences Tools & Services	274	164	—	438
Metals & Mining	102	—	—	102
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Oil, Gas & Consumable Fuels	$19	$—		$—	$19
Personal Care Products	27	—		—	27
Pharmaceuticals	217	—		—	217
Semiconductors & Semiconductor Equipment	68	—		—	68
Software	408	—		—	408
Specialized REITs	156	—		—	156
Specialty Retail	349	—		—	349
Textiles, Apparel & Luxury Goods	—	107		—	107
Trading Companies & Distributors	27	—		—	27
Total Common Stocks	3,505	646		—	4,151
Investment Company	91	—		—	91
Warrants	—	—	@	—	—	@
Call Options Purchased	—	2		—	2
Short-Term Investment
Investment Company	70	—		—	70
Total Assets	$3,666	$648		$—	$4,314

@ Value is less than $500.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Consolidated Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund writes an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2023:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$2	(a)

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2023 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(7	)(a)

(a) Amounts are included in Realized Gain on Investments Sold in the Consolidated Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(8	)(a)

(a) Amounts are included in Change in Unrealized Appreciation (Depreciation) on Investments in the Consolidated Statement of Operations.

At December 31, 2023, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives	Assets(b) (000)		Liabilities(b) (000)
Purchased Options	$2	(a)	$—

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(b) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2023:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities(a) (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
JPMorgan Chase Bank NA	$1	$—	$—	$1
Standard Chartered Bank	1	—	—	1
Total	$2	$—	$—	$2

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

For the year ended December 31, 2023, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	2,846,000

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency, co-transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.65%	0.60%

For the year ended December 31, 2023, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

not exceed 0.85% for Class I shares, 1.20% for Class A shares, 1.95% for Class C shares and 0.80% for Class R6 shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2023, approximately $29,000 of advisory fees were waived and approximately $269,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

The Adviser agreed to reimburse the Fund for prior years overpayment of transfer agency and sub transfer agency fees. This was reflected as "Reimbursement of Transfer Agency and Sub Transfer Agency Fees" in the Consolidated Statement of Operations.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Consolidated Statement of Operations, amounted to less than $500.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $4,220,000 and $4,271,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2023.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser. Advisory fees

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2023 is as follows:

Affiliated Investment Company	Value December 31, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$35	$2,621	$2,586	$5
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2023 (000)
Liquidity Fund	$—	$—	$70

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a RIC and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:		2022 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$120	$284	$21	$68

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2023.

At December 31, 2023, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$33	$55

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2023, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 36.2%.

K. Market Risk and Risks Relating to Certain Financial Instruments:

Bitcoin: The Fund may have exposure to cryptocurrencies indirectly through investments in GBTC, a privately offered investment vehicle that invests in bitcoin. Cryptocurrencies (also referred to as "virtual currencies" and "digital currencies") are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. For example, the bitcoin held by GBTC (and the Fund's indirect exposure to such bitcoin) is also susceptible to these risks. The value of the GBTC investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. The GBTC exposure to cryptocurrency could result in substantial losses to the Fund.

Market: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments, which may in turn impact valuation, the Fund's ability to sell securities and/or its ability to meet redemptions.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders of Permanence Portfolio
and the Board of Directors of
Morgan Stanley Institutional Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Permanence Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2023, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the three years in the period then ended, the financial highlights for the period from March 31, 2020 (commencement of operations) through December 31, 2020 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2023, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, its consolidated financial highlights for each of the three years in the period then ended and its financial highlights for the period from March 31, 2020 (commencement of operations) through December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 29, 2024

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2023. For corporate shareholders 15.74% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $284,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2023. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $30,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fun on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				87

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	88

Formerly, Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994 (Retired December 31, 2023)	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	88	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
1585 Broadway
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

37

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

© 2024 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIPERMANN
6338405 EXP 02.28.25

Morgan Stanley Institutional Fund, Inc.

US Core Portfolio

Annual Report

December 31, 2023

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Table of Contents (unaudited)

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	19
Liquidity Risk Management Program	20
Federal Tax Notice	21
Important Notices	22
U.S. Customer Privacy Notice	23
Directors and Officers Information	26

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 869-6397. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this annual report, in which you will learn how your investment in US Core Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2024

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Expense Example (unaudited)

US Core Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Actual Ending Account Value 12/31/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
US Core Portfolio Class I	$1,000.00	$1,085.80	$1,021.27	$4.10	$3.97	0.78%
US Core Portfolio Class A	1,000.00	1,084.30	1,019.76	5.67	5.50	1.08
US Core Portfolio Class C	1,000.00	1,079.50	1,015.93	9.64	9.35	1.84
US Core Portfolio Class R6	1,000.00	1,085.80	1,021.58	3.79	3.67	0.72

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period.

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited)

US Core Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 18.06%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the S&P 500® Index (the "Index"), which returned 26.29%.

Factors Affecting Performance

•  Despite strong absolute results, active managers generally experienced a challenging year in 2023, as the uber-growth mega-cap technology stocks drove much of the strong performance of the benchmark for the year through October 2023.

•  Maintaining an appropriate amount of portfolio risk prevented full ownership of the full suite of these stocks, thus negatively impacting portfolio performance relative to the Index.

•  Market breadth widening benefited the portfolio and its stock picking, positively impacting portfolio performance relative to the Index for the fourth quarter of 2023.

•  The strong rally into year-end 2023 broadened beyond that small group of mega-cap technology stocks, an indicator that historically has meant better times ahead for active stock pickers.

•  For the duration of the reporting period, the Fund held both value and growth stocks, with exposure to more defensive stocks in terms of utilities and real estate investment trusts (REITs) to help mitigate market volatility.

•  Value stocks were, and continue to be, historically inexpensive with strong balance sheets.

•  Throughout the reporting period, the portfolio was balanced with exposure to quality growth, with only some exposure to uber-growth stocks to manage how much risk was added to the portfolio.

•  Although positioning generally served the portfolio well, positions in two regional banks, as part of the portfolio allocation to a diverse group of financial stocks, significantly negatively impacted the relative performance of the large-cap core equity portfolio early in the year.

•  As of the close of the period, the portfolio continued to hold both growth (technology and consumer discretionary) and value (financials and industrials) stocks. Growth and value stocks are currently priced at reasonable levels in terms of valuations.

•  The portfolio remained underweight in the defensive sectors (health care and consumer staples) at period-end. Defensive stocks are currently expensive, the result of investors clamoring for perceived relative safety.

•  Managing the overall risk of the portfolio continues to be a priority. Despite an overall positive thesis for the market in 2024, the expectation is that the market will be more volatile in contrast to the previous year.

•  Within stock selection, the largest detractors from relative performance for the period were two positions in investment grade rated regional banks with strong investment portfolios. One suffered from a concentration of risk in its deposit base and was impacted by a classic "run on the bank," almost completely wiping out the stock overnight. The second was a related casualty of the same nature. The demise of these two stocks nearly fully accounted for the relative underperformance of the Fund for the period. Additionally, not owning the full suite of uber-growth mega-cap technology stocks in the Index negatively impacted relative performance.

•  The Fund's relative performance benefited from its allocation to a subset of uber-growth mega-cap technology stocks. Additionally, the portfolio underweight to health care and overweight to consumer discretionary stocks benefited relative performance. Likewise, the portfolio underweight to the highest dividend-yielding defensive stocks and overweight to the lowest dividend-yielding stocks positively contributed to relative performance for the period.

Management Strategies

•  There have been no changes to the investment process during the period. Applied Equity Advisors'

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

US Core Portfolio

investment process is comprised of two parts: a Style Positioning Engine and a Stock Selection Engine. The first step, the Style Positioning Engine, considers not only what market styles (growth, value, defensive) or areas of the market are in leadership, but also how much momentum a particular style has, whether that style is cheap or expensive, and whether the timing is right to be tilted toward that style. The timing decision comes down to the team's judgment and our combined decades of experience in factor investing. Regarding the Style Positioning Engine, investing in a particular area of the market that shows cheap historical valuation levels may not appear to be advantageous at first, but if chosen correctly, sticking with that investment often proves to be successful over the longer term. The Stock Selection Engine begins its work once the desired style positioning is understood. There are three steps to the Stock Selection Engine: 1. determining which stocks are most correlated to the desired style and least correlated to other portfolio positions, 2. evaluation of the company fundamentals, and 3. Sustainability Analysis. The result is a highly active portfolio of fundamentally attractive stocks that the team believes could benefit from what we have identified to be investment styles likely to outperform.

*  Minimum Investment for Class I shares

**  Commenced Operations on May 27, 2016.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and R6 shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the S&P 500® Index(1) and the Lipper Multi-Cap Core Funds Index(2)

	Period Ended December 31, 2023 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	18.06%	16.69%	—	12.37%
Fund — Class A Shares w/o sales charges(4)	17.71	16.36	—	12.00
Fund — Class A Shares with maximum 5.25% sales charges(4)	11.56	15.11	—	11.21
Fund — Class C Shares w/o sales charges(4)	16.77	15.45	—	11.15
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	15.77	15.45	—	11.15
Fund — Class R6 Shares w/o sales charges(4)	18.05	16.76	—	12.41
S&P 500® Index	26.29	15.69	—	13.44
Lipper Multi-Cap Core Funds Index	24.16	14.49	—	12.02

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The Standard & Poor's 500® Index (S&P 500® Index) measures the performance of the large cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Multi-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Multi-Cap Core Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on May 27, 2016.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.
5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Portfolio of Investments

US Core Portfolio

	Shares	Value (000)
Common Stocks (99.6%)
Banks (5.2%)
JPMorgan Chase & Co.	67,649	$11,507
Broadline Retail (4.0%)
Amazon.com, Inc. (a)	58,742	8,925
Building Products (1.2%)
Fortune Brands Innovations, Inc.	34,818	2,651
Capital Markets (4.2%)
Ameriprise Financial, Inc.	24,741	9,397
Commercial Services & Supplies (2.6%)
Waste Management, Inc.	31,605	5,661
Consumer Staples Distribution & Retail (4.3%)
Costco Wholesale Corp.	14,474	9,554
Electric Utilities (1.1%)
NextEra Energy, Inc.	38,952	2,366
Entertainment (2.0%)
Netflix, Inc. (a)	9,270	4,513
Financial Services (4.1%)
Jack Henry & Associates, Inc.	3,247	531
Mastercard, Inc., Class A	20,350	8,679
		9,210
Hotels, Restaurants & Leisure (4.9%)
McDonald's Corp.	27,873	8,265
MGM Resorts International (a)	57,816	2,583
		10,848
Household Durables (1.5%)
Lennar Corp., Class A	22,125	3,298
Insurance (6.8%)
Brown & Brown, Inc.	92,908	6,607
Progressive Corp.	52,667	8,389
		14,996
Interactive Media & Services (8.0%)
Alphabet, Inc., Class A (a)	127,597	17,824
Life Sciences Tools & Services (3.0%)
Danaher Corp.	10,940	2,531
West Pharmaceutical Services, Inc.	11,997	4,224
		6,755
Metals & Mining (1.3%)
Nucor Corp.	17,188	2,991
Oil, Gas & Consumable Fuels (3.5%)
Chevron Corp.	27,233	4,062
Valero Energy Corp.	27,975	3,637
		7,699
Semiconductors & Semiconductor Equipment (10.7%)
Applied Materials, Inc.	49,983	8,101
Lam Research Corp.	4,387	3,436
NVIDIA Corp.	24,748	12,256
		23,793
	Shares	Value (000)
Software (11.9%)
Microsoft Corp.	61,409	$23,093
Tyler Technologies, Inc. (a)	8,223	3,438
		26,531
Specialty Retail (5.0%)
Home Depot, Inc.	10,286	3,564
TJX Cos., Inc.	81,470	7,643
		11,207
Tech Hardware, Storage & Peripherals (8.2%)
Apple, Inc.	94,683	18,229
Textiles, Apparel & Luxury Goods (3.0%)
Lululemon Athletica, Inc. (a)	12,897	6,594
Trading Companies & Distributors (3.1%)
United Rentals, Inc.	12,112	6,945
Total Common Stocks (Cost $165,075)		221,494
Short-Term Investment (0.5%)
Investment Company (0.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $1,045)	1,044,523	1,045
Total Investments (100.1%) (Cost $166,120) (b)		222,539
Liabilities in Excess of Other Assets (–0.1%)		(312)
Net Assets (100.0%)		$222,227

(a)  Non-income producing security.

(b)  At December 31, 2023, the aggregate cost for federal income tax purposes is approximately $171,845,000. The aggregate gross unrealized appreciation is approximately $56,844,000 and the aggregate gross unrealized depreciation is approximately $6,148,000, resulting in net unrealized appreciation of approximately $50,696,000.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	44.3%
Software	11.9
Semiconductors & Semiconductor Equipment	10.7
Tech Hardware, Storage & Peripherals	8.2
Interactive Media & Services	8.0
Insurance	6.7
Banks	5.2
Specialty Retail	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

US Core Portfolio

Statement of Assets and Liabilities	December 31, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $165,075)	$221,494
Investment in Security of Affiliated Issuer, at Value (Cost $1,045)	1,045
Total Investments in Securities, at Value (Cost $166,120)	222,539
Dividends Receivable	238
Receivable for Fund Shares Sold	103
Receivable from Affiliate	7
Other Assets	36
Total Assets	222,923
Liabilities:
Payable for Fund Shares Redeemed	329
Payable for Advisory Fees	245
Payable for Sub Transfer Agency Fees — Class I	24
Payable for Sub Transfer Agency Fees — Class A	8
Payable for Sub Transfer Agency Fees — Class C	5
Payable for Shareholder Services Fees — Class A	10
Payable for Distribution and Shareholder Services Fees — Class C	26
Payable for Professional Fees	18
Payable for Administration Fees	15
Payable for Custodian Fees	3
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class R6	—	@
Other Liabilities	13
Total Liabilities	696
Net Assets	$222,227
Net Assets Consist of:
Paid-in-Capital	$206,786
Total Distributable Earnings	15,441
Net Assets	$222,227
CLASS I:
Net Assets	$144,907
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	6,289,832
Net Asset Value, Offering and Redemption Price Per Share	$23.04
CLASS A:
Net Assets	$46,123
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,021,592
Net Asset Value, Redemption Price Per Share	$22.82
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.26
Maximum Offering Price Per Share	$24.08
CLASS C:
Net Assets	$31,178
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,434,585
Net Asset Value, Offering and Redemption Price Per Share	$21.73
CLASS R6:
Net Assets	$19
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	814
Net Asset Value, Offering and Redemption Price Per Share	$23.05

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

US Core Portfolio

Statement of Operations	Year Ended December 31, 2023 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$2,732
Dividends from Security of Affiliated Issuer (Note G)	81
Total Investment Income	2,813
Expenses:
Advisory Fees (Note B)	1,326
Shareholder Services Fees — Class A (Note D)	105
Distribution and Shareholder Services Fees — Class C (Note D)	328
Sub Transfer Agency Fees — Class I	134
Sub Transfer Agency Fees — Class A	35
Sub Transfer Agency Fees — Class C	30
Administration Fees (Note C)	177
Professional Fees	154
Registration Fees	83
Shareholder Reporting Fees	25
Custodian Fees (Note F)	11
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A (Note E)	4
Transfer Agency Fees — Class C (Note E)	4
Transfer Agency Fees — Class R6 (Note E)	2
Directors' Fees and Expenses	9
Pricing Fees	2
Other Expenses	18
Total Expenses	2,448
Waiver of Advisory Fees (Note B)	(148)
Reimbursement of Class Specific Expenses — Class I (Note B)	(62)
Reimbursement of Class Specific Expenses — Class R6 (Note B)	(2)
Reimbursement of Transfer Agency and Sub Transfer Agency Fees (Note B)	(24)
Rebate from Morgan Stanley Affiliate (Note G)	(3)
Net Expenses	2,209
Net Investment Income	604
Realized Loss:
Investments Sold	(31,194)
Change in Unrealized Appreciation (Depreciation):
Investments	64,508
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	33,314
Net Increase in Net Assets Resulting from Operations	$33,918

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

US Core Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$604	$263
Net Realized Loss	(31,194)	(9,637)
Net Change in Unrealized Appreciation (Depreciation)	64,508	(36,749)
Net Increase (Decrease) in Net Assets Resulting from Operations	33,918	(46,123)
Dividends and Distributions to Shareholders:
Class I	(465)	(314)
Class A	(31)	(22)
Class C	—	(20)
Class R6*	(— @)	(— @)
Total Dividends and Distributions to Shareholders	(496)	(356)
Capital Share Transactions:(1)
Class I:
Subscribed	105,800	175,410
Distributions Reinvested	465	314
Redeemed	(134,135)	(105,002)
Class A:
Subscribed	9,916	37,936
Distributions Reinvested	31	22
Redeemed	(12,609)	(22,403)
Class C:
Subscribed	6,227	32,309
Distributions Reinvested	—	20
Redeemed	(16,418)	(10,256)
Class R6:*
Subscribed	16	20
Distributions Reinvested	— @	— @
Redeemed	(9)	(272)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(40,716)	108,098
Total Increase (Decrease) in Net Assets	(7,294)	61,619
Net Assets:
Beginning of Period	229,521	167,902
End of Period	$222,227	$229,521
(1) Capital Share Transactions:
Class I:
Shares Subscribed	5,145	8,220
Shares Issued on Distributions Reinvested	21	16
Shares Redeemed	(6,587)	(5,010)
Net Increase (Decrease) in Class I Shares Outstanding	(1,421)	3,226
Class A:
Shares Subscribed	479	1,812
Shares Issued on Distributions Reinvested	1	1
Shares Redeemed	(613)	(1,081)
Net Increase (Decrease) in Class A Shares Outstanding	(133)	732
Class C:
Shares Subscribed	311	1,538
Shares Issued on Distributions Reinvested	—	1
Shares Redeemed	(849)	(527)
Net Increase (Decrease) in Class C Shares Outstanding	(538)	1,012
Class R6:*
Shares Subscribed	1	1
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(1)	(12)
Net Increase (Decrease) in Class R6 Shares Outstanding	— @@	(11)

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

US Core Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$19.58		$24.59		$18.09		$14.61		$10.89
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.10		0.08		0.05		0.06		0.09
Net Realized and Unrealized Gain (Loss)	3.43		(5.05)		6.46		3.47		3.82
Total from Investment Operations	3.53		(4.97)		6.51		3.53		3.91
Distributions from and/or in Excess of:
Net Investment Income	(0.07)		(0.03)		(0.01)		—		(0.09)
Net Realized Gain	—		(0.01)		—		(0.05)		(0.10)
Total Distributions	(0.07)		(0.04)		(0.01)		(0.05)		(0.19)
Net Asset Value, End of Period	$23.04		$19.58		$24.59		$18.09		$14.61
Total Return(2)	18.06	%(3)	(20.21)%		35.99%		24.20%		36.01%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$144,907		$151,003		$110,286		$20,377		$13,086
Ratio of Expenses Before Expense Limitation	0.91%		0.95%		1.07%		1.97%		2.09%
Ratio of Expenses After Expense Limitation	0.79	%(4)(5)	0.80	%(5)	0.80	%(5)	0.80	%(5)	0.78	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.80	%(5)	0.80	%(5)	0.79	%(5)	N/A
Ratio of Net Investment Income	0.48	%(4)(5)	0.37	%(5)	0.21	%(5)	0.42	%(5)	0.71	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	45%		23%		26%		54%		69%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class I shares.

(4)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class I shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.80%	0.47%

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

US Core Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$19.40		$24.39		$17.99		$14.58		$10.86
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	0.04		0.01		(0.01)		0.01		0.05
Net Realized and Unrealized Gain (Loss)	3.40		(4.99)		6.41		3.45		3.82
Total from Investment Operations	3.44		(4.98)		6.40		3.46		3.87
Distributions from and/or in Excess of:
Net Investment Income	(0.02)		—		—		—		(0.05)
Net Realized Gain	—		(0.01)		—		(0.05)		(0.10)
Total Distributions	(0.02)		(0.01)		—		(0.05)		(0.15)
Net Asset Value, End of Period	$22.82		$19.40		$24.39		$17.99		$14.58
Total Return(2)	17.71	%(3)	(20.42)%		35.58%		23.77%		35.68%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$46,123		$41,802		$34,693		$5,807		$3,393
Ratio of Expenses Before Expense Limitation	1.16%		1.19%		1.36%		2.29%		2.46%
Ratio of Expenses After Expense Limitation	1.08	%(4)(5)	1.09	%(5)	1.09	%(5)	1.12	%(5)	1.15	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.09	%(5)	1.09	%(5)	1.11	%(5)	N/A
Ratio of Net Investment Income (Loss)	0.19	%(4)(5)	0.07	%(5)	(0.06	)%(5)	0.07	%(5)	0.34	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	45%		23%		26%		54%		69%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class A shares.

(4)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class A shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.09%	0.18%

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

US Core Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$18.61		$23.56		$17.51		$14.30		$10.70
Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.11)		(0.13)		(0.17)		(0.10)		(0.05)
Net Realized and Unrealized Gain (Loss)	3.23		(4.81)		6.22		3.36		3.75
Total from Investment Operations	3.12		(4.94)		6.05		3.26		3.70
Distributions from and/or in Excess of:
Net Realized Gain	—		(0.01)		—		(0.05)		(0.10)
Net Asset Value, End of Period	$21.73		$18.61		$23.56		$17.51		$14.30
Total Return(2)	16.77	%(3)	(20.97)%		34.55%		22.84%		34.50%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$31,178		$36,707		$22,638		$3,353		$2,489
Ratio of Expenses Before Expense Limitation	1.92%		1.91%		2.12%		3.07%		3.23%
Ratio of Expenses After Expense Limitation	1.84	%(4)(5)	1.81	%(5)	1.84	%(5)	1.90	%(5)	1.90	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.81	%(5)	1.84	%(5)	1.90	%(5)	N/A
Ratio of Net Investment Loss	(0.57	)%(4)(5)	(0.65	)%(5)	(0.80	)%(5)	(0.68	)%(5)	(0.39	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	45%		23%		26%		54%		69%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class C shares.

(4)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class C shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	1.85%	(0.58)%

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

US Core Portfolio

	Class R6(1)
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$19.60		$24.61		$18.10		$14.61		$10.88
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.11		0.06		0.06		0.07		0.10
Net Realized and Unrealized Gain (Loss)	3.42		(5.02)		6.47		3.47		3.83
Total from Investment Operations	3.53		(4.96)		6.53		3.54		3.93
Distributions from and/or in Excess of:
Net Investment Income	(0.08)		(0.04)		(0.02)		—		(0.10)
Net Realized Gain	—		(0.01)		—		(0.05)		(0.10)
Total Distributions	(0.08)		(0.05)		(0.02)		(0.05)		(0.20)
Net Asset Value, End of Period	$23.05		$19.60		$24.61		$18.10		$14.61
Total Return(3)	18.05	%(4)	(20.16)%		36.06%		24.27%		36.17%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$19		$9		$285		$18		$26
Ratio of Expenses Before Expense Limitation	19.75%		3.92%		2.20%		13.73%		16.90%
Ratio of Expenses After Expense Limitation	0.73	%(5)(6)	0.75	%(6)	0.75	%(6)	0.75	%(6)	0.75	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.75	%(6)	0.75	%(6)	0.75	%(6)	N/A
Ratio of Net Investment Income	0.54	%(5)(6)	0.28	%(6)	0.25	%(6)	0.50	%(6)	0.74	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	45%		23%		26%		54%		69%

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class R6 shares.

(5)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class R6 shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.75%	0.52%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-three separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying financial statements relates to the US Core Portfolio. The Fund seeks long-term capital appreciation.

The Fund has issued four classes of shares — Class I, Class A, Class C and Class R6. Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation

14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)		Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks	$221,494	(1)	$—	$—	$221,494
Short-Term Investment
Investment Company	1,045		—	—	1,045
Total Assets	$222,539		$—	$—	$222,539

(1) The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

4.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency, co-transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.60%	0.55%	0.50%

For the year ended December 31, 2023, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.53% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I shares, 1.15% for Class A shares, 1.90% for Class C shares and 0.75% for Class R6 shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2023, approximately $148,000 of advisory fees were waived and approximately $64,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser agreed to reimburse the Fund for prior years overpayment of transfer agency and sub transfer agency fees. This was reflected as "Reimbursement of Transfer Agency and Sub Transfer Agency Fees" in the Statement of Operations.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Statement of Operations, amounted to approximately $1,000.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $99,566,000 and $133,261,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2023.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, advisory fees paid were reduced by approximately $3,000 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2023 is as follows:

Affiliated Investment Company	Value December 31, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$4,147	$67,142	$70,244	$81
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2023 (000)
Liquidity Fund	$—	$—	$1,045

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an af-

filiate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:		2022 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$496	$—	$236	$120

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2023.

At December 31, 2023, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$198	$—

At December 31, 2023, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $16,193,000 and $19,240,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2023, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 83.4%.

K. Market Risk: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments, which may in turn impact valuation, the Fund's ability to sell securities and/or its ability to meet redemptions.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders of US Core Portfolio
and the Board of Directors of
Morgan Stanley Institutional Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of US Core Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 29, 2024

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2023. For corporate shareholders 100% of the dividends qualified for the dividends received deduction.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2023. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $496,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fun on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				87

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	88

Formerly, Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994 (Retired December 31, 2023)	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	88	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
1585 Broadway
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

31

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

© 2024 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIUSCPANN
6338642 EXP 02.28.25

Morgan Stanley Institutional Fund, Inc.

U.S. Focus Real Estate Portfolio

Annual Report

December 31, 2023

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Table of Contents (unaudited)

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	21
Liquidity Risk Management Program	22
Federal Tax Notice	23
Important Notices	24
U.S. Customer Privacy Notice	25
Directors and Officers Information	28

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 869-6397. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this annual report, in which you will learn how your investment in U.S. Focus Real Estate Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2024

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Expense Example (unaudited)

U.S. Focus Real Estate Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Actual Ending Account Value 12/31/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
U.S. Focus Real Estate Portfolio Class I	$1,000.00	$1,078.90	$1,021.12	$4.24	$4.13	0.81%
U.S. Focus Real Estate Portfolio Class A	1,000.00	1,077.30	1,019.36	6.07	5.90	1.16
U.S. Focus Real Estate Portfolio Class C	1,000.00	1,073.70	1,015.58	9.98	9.70	1.91
U.S. Focus Real Estate Portfolio Class R6	1,000.00	1,079.30	1,021.42	3.93	3.82	0.75

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period.

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited)

U.S. Focus Real Estate Portfolio

The Fund seeks to provide current income and long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 13.30%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the FTSE Nareit All Equity REITs Index (the "Index"), which returned 11.36%.

Factors Affecting Performance

•  After four 25-basis point(i) interest rate hikes from the beginning of the year through July 2023, the Federal Reserve (Fed) held interest rates steady the remainder of the year and signaled it may begin cutting interest rates as early as the first half of 2024 amid recent favorable inflation data and an increasing belief that the Fed may achieve a "soft landing" in the economy. Within the Index, seniors housing health care was a top-performing sector for the year, as it benefited from the long-term secular tailwind of an aging U.S. population and the necessity-based nature of seniors housing demand. The mall sector was also a key outperformer, bolstered by the lack of new supply of retail real estate and increased demand from retailers for prime storefronts, creating upward pressure on rents. The data center sector outperformed, as it benefited from favorable secular demand trends driven by data growth and digital transformation combined with limited new supply growth. The hotel sector was another outperformer, primarily a beneficiary of "risk-on" markets and a more optimistic view on the economy in the fourth quarter of 2023. A key underperformer for the year was the life science health care sector, which faced supply headwinds coupled with lower demand for space. Retail net lease was another underperformer due to the higher interest rate environment and narrowing investment spreads. Apartments also underperformed, as third quarter 2023 earnings results were below expectations and a deceleration in rents in September and October 2023 that was worse than anticipated.

•  The Fund's sector overweight to and security selection within the seniors housing health care sector, the overweight to data centers, security selection in apartments, and the zero weight allocation to life science health care were the top relative contributors for the year. Key relative performance detractors included security selection in the industrial sector, the underweight to skilled nursing health care, and the overweight to and security selection within the retail net lease sector.

Management Strategies

•  The team uses internal proprietary research to invest in public real estate companies that we believe offer the best value relative to their underlying assets and growth prospects. The team combines a bottom-up approach, assessing the intrinsic value, equity multiples and growth prospects of each security, with a top-down view that incorporates fundamental inflection points, macroeconomic considerations, and geopolitical risk, and actively selects positions in a limited number of equity securities. By incorporating both an equity market valuation and a more traditional real estate valuation with a top-down overlay, we believe the Fund will be better prepared to identify securities with the best expected total returns.

•  Given the stabilization in interest rates across the globe and the increasing likelihood of interest rate cuts, forecasted returns for the asset class have improved. Moreover, we believe relative strength in cash flows can be expected given the unique nature of listed real estate. Specifically, the contracted rental streams with inflation-linked escalations and the necessity-based nature of real estate — the listed real estate market evolves and grows with the broader needs of society and the economy and sits at the epicenter of how people live, work, shop and communicate — coupled with limited new real estate supply additions in the vast majority of sectors, should result in cash flow growth. Additionally, we believe the relative valuation of real estate securities is attractive, specifically when compared to direct property investment and the broader equities market, and is presenting an interesting pricing arbitrage opportunity for investors.

(i)  One basis point = 0.01%

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

U.S. Focus Real Estate Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on September 30, 2021.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and R6 shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the the FTSE Nareit All Equity REITs Index(1) and the Lipper Real Estate Funds Index(2)

	Period Ended December 31, 2023 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	13.30%	—	—	–2.68%
Fund — Class A Shares w/o sales charges(4)	12.89	—	—	–3.03
Fund — Class A Shares with maximum 5.25% sales charges(4)	6.95	—	—	–5.31
Fund — Class C Shares w/o sales charges(4)	12.04	—	—	–3.77
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	11.04	—	—	–3.77
Fund — Class R6 Shares w/o sales charges(4)	13.35	—	—	–2.64
FTSE Nareit All Equity REITs Index	11.36	—	—	–1.30
Lipper Real Estate Funds Index	11.98	—	—	–2.22

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The FTSE Nareit All Equity REITs Index is a free-float adjusted, market capitalization-weighted index of U.S. equity REITs. Constituents of the index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Real Estate Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Real Estate Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Real Estate Funds classification."

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on September 30, 2021.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Portfolio of Investments

U.S. Focus Real Estate Portfolio

	Shares	Value (000)
Common Stocks (97.2%)
Apartments (8.3%)
AvalonBay Communities, Inc. REIT	975	$183
Essex Property Trust, Inc. REIT	845	209
		392
Data Centers (10.8%)
Digital Realty Trust, Inc. REIT	1,410	190
Equinix, Inc. REIT	392	316
		506
Free Standing (5.4%)
Agree Realty Corp. REIT	1,450	91
Realty Income Corp. REIT	2,818	162
		253
Gaming (3.2%)
VICI Properties, Inc. REIT	4,740	151
Health Care (9.0%)
CareTrust REIT, Inc.	4,126	92
Welltower, Inc. REIT	3,680	332
		424
Industrial (12.2%)
Americold Realty Trust, Inc. REIT	3,094	94
EastGroup Properties, Inc. REIT	504	92
Prologis, Inc. REIT	2,039	272
Rexford Industrial Realty, Inc. REIT	2,058	115
		573
Lodging/Resorts (1.5%)
Hilton Worldwide Holdings, Inc.	385	70
Office (2.8%)
Kilroy Realty Corp. REIT	3,264	130
Regional Malls (3.9%)
Simon Property Group, Inc. REIT	1,276	182
Self Storage (9.4%)
Extra Space Storage, Inc. REIT	1,436	230
Public Storage REIT	700	214
		444
Shopping Centers (5.4%)
Federal Realty Investment Trust REIT	891	92
Kimco Realty Corp. REIT	7,697	164
		256
Single Family Homes (4.1%)
American Homes 4 Rent Class A REIT	5,394	194
Specialty (2.3%)
Iron Mountain, Inc. REIT	1,534	107
Telecommunications REITs (16.4%)
American Tower Corp. REIT	2,041	441
Crown Castle, Inc. REIT	941	108
SBA Communications Corp. REIT	868	220
		769
	Shares	Value (000)
Timberland REITs (2.5%)
Weyerhaeuser Co. REIT3,356		$117
Total Common Stocks (Cost $4,172)		4,568
Short-Term Investment (0.7%)
Investment Company (0.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $34)	34,009	34
Total Investments (97.9%) (Cost $4,206) (a)		4,602
Other Assets in Excess of Liabilities (2.1%)		98
Net Assets (100.0%)		$4,700

(a)  At December 31, 2023, the aggregate cost for federal income tax purposes is approximately $4,288,000. The aggregate gross unrealized appreciation is approximately $402,000 and the aggregate gross unrealized depreciation is approximately $88,000, resulting in net unrealized appreciation of approximately $314,000.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	21.3%
Telecommunications REITs	16.7
Industrial	12.5
Data Centers	11.0
Self Storage	9.7
Health Care	9.2
Apartments	8.5
Shopping Centers	5.6
Free Standing	5.5
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Focus Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $4,172)	$4,568
Investment in Security of Affiliated Issuer, at Value (Cost $34)	34
Total Investments in Securities, at Value (Cost $4,206)	4,602
Foreign Currency, at Value (Cost $—@)	—	@
Due from Adviser	64
Dividends Receivable	19
Receivable from Affiliate	—	@
Other Assets	37
Total Assets	4,722
Liabilities:
Payable for Professional Fees	15
Payable for Custodian Fees	1
Payable for Administration Fees	—	@
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class R6	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	6
Total Liabilities	22
Net Assets	$4,700
Net Assets Consist of:
Paid-in-Capital	$5,200
Total Accumulated Loss	(500)
Net Assets	$4,700
CLASS I:
Net Assets	$4,560
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	507,471
Net Asset Value, Offering and Redemption Price Per Share	$8.99
CLASS A:
Net Assets	$47
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,189
Net Asset Value, Redemption Price Per Share	$8.99
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.50
Maximum Offering Price Per Share	$9.49
CLASS C:
Net Assets	$46
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,101
Net Asset Value, Offering and Redemption Price Per Share	$8.99
CLASS R6:
Net Assets	$47
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,237
Net Asset Value, Offering and Redemption Price Per Share	$8.99

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Focus Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2023 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$137
Dividends from Security of Affiliated Issuer (Note G)	2
Income from Securities Loaned — Net	— @
Total Investment Income	139
Expenses:
Professional Fees	154
Registration Fees	59
Advisory Fees (Note B)	30
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class R6 (Note E)	2
Directors' Fees and Expenses	6
Custodian Fees (Note F)	5
Administration Fees (Note C)	3
Shareholder Services Fees — Class A (Note D)	— @
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Sub Transfer Agency Fees — Class I	— @
Other Expenses	7
Total Expenses	272
Expenses Reimbursed by Adviser (Note B)	(198)
Waiver of Advisory Fees (Note B)	(30)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class R6 (Note B)	(2)
Reimbursement of Transfer Agency and Sub Transfer Agency Fees (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	36
Net Investment Income	103
Realized Loss:
Investments Sold	(305)
Foreign Currency Translation	(— @)
Net Realized Loss	(305)
Change in Unrealized Appreciation (Depreciation):
Investments	754
Foreign Currency Translation	— @
Net Change in Unrealized Appreciation (Depreciation)	754
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	449
Net Increase in Net Assets Resulting from Operations	$552

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Focus Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2023 (000)		Year Ended December 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$103		$79
Net Realized Loss	(305)		(624)
Net Change in Unrealized Appreciation (Depreciation)	754		(1,038)
Net Increase (Decrease) in Net Assets Resulting from Operations	552		(1,583)
Dividends and Distributions to Shareholders:
Class I	(85)		(95)
Class A	(1)		(1)
Class C	(—	@)	(— @)
Class R6*	(1)		(1)
Total Dividends and Distributions to Shareholders	(87)		(97)
Capital Share Transactions:(1)
Class I:
Subscribed	—		18
Distributions Reinvested	84		95
Redeemed	—		(16)
Class A:
Distributions Reinvested	1		1
Class C:
Distributions Reinvested	—	@	— @
Class R6:*
Distributions Reinvested	1		1
Net Increase in Net Assets Resulting from Capital Share Transactions	86		99
Total Increase (Decrease) in Net Assets	551		(1,581)
Net Assets:
Beginning of Period	4,149		5,730
End of Period	$4,700		$4,149
(1) Capital Share Transactions:
Class I:
Shares Subscribed	—		2
Shares Issued on Distributions Reinvested	10		11
Shares Redeemed	—		(2)
Net Increase in Class I Shares Outstanding	10		11
Class A:
Shares Issued on Distributions Reinvested	—	@@	— @@
Class C:
Shares Issued on Distributions Reinvested	—	@@	— @@
Class R6:*
Shares Issued on Distributions Reinvested	—	@@	— @@

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

U.S. Focus Real Estate Portfolio

	Class I
	Year Ended December 31,				Period from September 30, 2021(1) to
Selected Per Share Data and Ratios	2023		2022		December 31, 2021
Net Asset Value, Beginning of Period	$8.10		$11.43		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.20		0.16		0.02
Net Realized and Unrealized Gain (Loss)	0.86		(3.30)		1.44
Total from Investment Operations	1.06		(3.14)		1.46
Distributions from and/or in Excess of:
Net Investment Income	(0.17)		(0.12)		(0.03)
Net Realized Gain	—		(0.07)		—
Total Distributions	(0.17)		(0.19)		(0.03)
Net Asset Value, End of Period	$8.99		$8.10		$11.43
Total Return(3)	13.30	%(4)	(27.56)%		14.62	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,560		$4,025		$5,559
Ratio of Expenses Before Expense Limitation	6.19%		7.46%		8.45	%(6)
Ratio of Expenses After Expense Limitation	0.85	%(7)(8)(9)	0.89	%(9)	0.89	%(6)(9)
Ratio of Net Investment Income	2.37	%(8)(9)	1.68	%(9)	0.92	%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(10)	0.00	%(10)	0.00	%(6)(10)
Portfolio Turnover Rate	92%		99%		26	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class I shares.

(5)  Not annualized.

(6)  Annualized.

(7)  Effective December 11, 2023, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.75% for Class I shares. Prior to December 11, 2023, the maximum ratio was 0.90% for Class I shares.

(8)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class I shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.89%	2.33%

(9)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(10)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

U.S. Focus Real Estate Portfolio

	Class A
	Year Ended December 31,				Period from September 30, 2021(1) to
Selected Per Share Data and Ratios	2023		2022		December 31, 2021
Net Asset Value, Beginning of Period	$8.10		$11.43		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.17		0.12		0.02
Net Realized and Unrealized Gain (Loss)	0.86		(3.29)		1.43
Total from Investment Operations	1.03		(3.17)		1.45
Distributions from and/or in Excess of:
Net Investment Income	(0.14)		(0.09)		(0.02)
Net Realized Gain	—		(0.07)		—
Total Distributions	(0.14)		(0.16)		(0.02)
Net Asset Value, End of Period	$8.99		$8.10		$11.43
Total Return(3)	12.89	%(4)	(27.83)%		14.51	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$47		$41		$57
Ratio of Expenses Before Expense Limitation	11.11%		11.91%		11.91	%(6)
Ratio of Expenses After Expense Limitation	1.20	%(7)(8)(9)	1.25	%(9)	1.25	%(6)(9)
Ratio of Net Investment Income	2.02	%(8)(9)	1.32	%(9)	0.56	%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(10)	0.00	%(10)	0.00	%(6)(10)
Portfolio Turnover Rate	92%		99%		26	%(5)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class A shares.

(5)  Not annualized.

(6)  Annualized.

(7)  Effective December 11, 2023, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class A shares. Prior to December 11, 2023, the maximum ratio was 1.25% for Class A shares.

(8)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class A shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.24%	1.98%

(9)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(10)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023
Financial Highlights

U.S. Focus Real Estate Portfolio

	Class C
	Year Ended December 31,				Period from September 30, 2021(1) to
Selected Per Share Data and Ratios	2023		2022		December 31, 2021
Net Asset Value, Beginning of Period	$8.10		$11.43		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	0.11		0.05		(0.01)
Net Realized and Unrealized Gain (Loss)	0.86		(3.29)		1.44
Total from Investment Operations	0.97		(3.24)		1.43
Distributions from and/or in Excess of:
Net Investment Income	(0.08)		(0.02)		(0.00	)(3)
Net Realized Gain	—		(0.07)		—
Total Distributions	(0.08)		(0.09)		(0.00	)(3)
Net Asset Value, End of Period	$8.99		$8.10		$11.43
Total Return(4)	12.04	%(5)	(28.39)%		14.30	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$46		$41		$57
Ratio of Expenses Before Expense Limitation	11.93%		12.69%		12.67	%(7)
Ratio of Expenses After Expense Limitation	1.95	%(8)(9)(10)	2.00	%(10)	2.00	%(7)(10)
Ratio of Net Investment Income (Loss)	1.27	%(9)(10)	0.57	%(10)	(0.19	)%(7)(10)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(11)	0.00	%(11)	0.00	%(7)(11)
Portfolio Turnover Rate	92%		99%		26	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class C shares.

(6)  Not annualized.

(7)  Annualized.

(8)  Effective December 11, 2023, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class C shares. Prior to December 11, 2023, the maximum ratio was 2.00% for Class C shares.

(9)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class C shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.99%	1.23%

(10)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(11)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

U.S. Focus Real Estate Portfolio

	Class R6(1)
	Year Ended December 31,				Period from September 30, 2021(2) to
Selected Per Share Data and Ratios	2023		2022		December 31, 2021
Net Asset Value, Beginning of Period	$8.10		$11.43		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.20		0.16		0.03
Net Realized and Unrealized Gain (Loss)	0.86		(3.30)		1.43
Total from Investment Operations	1.06		(3.14)		1.46
Distributions from and/or in Excess of:
Net Investment Income	(0.17)		(0.12)		(0.03)
Net Realized Gain	—		(0.07)		—
Total Distributions	(0.17)		(0.19)		(0.03)
Net Asset Value, End of Period	$8.99		$8.10		$11.43
Total Return(4)	13.35	%(5)	(27.53)%		14.63	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$47		$42		$57
Ratio of Expenses Before Expense Limitation	11.29%		11.65%		11.65	%(7)
Ratio of Expenses After Expense Limitation	0.80	%(8)(9)(10)	0.85	%(10)	0.85	%(7)(10)
Ratio of Net Investment Income	2.42	%(9)(10)	1.72	%(10)	0.95	%(7)(10)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(11)	0.00	%(11)	0.00	%(7)(11)
Portfolio Turnover Rate	92%		99%		26	%(6)

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class R6 shares.

(6)  Not annualized.

(7)  Annualized.

(8)  Effective December 11, 2023, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.70% for Class R6 shares. Prior to December 11, 2023, the maximum ratio was 0.85% for Class R6 shares.

(9)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class R6 shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.84%	2.38%

(10)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(11)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-three separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying financial statements relates to the U.S. Focus Real Estate Portfolio. The Fund seeks to provide current income and long-term capital appreciation.

The Fund has issued four classes of shares — Class I, Class A, Class C and Class R6. Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-thecounter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (5) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund invests a significant portion of its assets in securities of real estate investment trusts ("REITs"). The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)		Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks	$4,568	(1)	$—	$—	$4,568
Short-Term Investment
Investment Company	34		—	—	34
Total Assets	$4,602		$—	$—	$4,602

(1) The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker/dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

At December 31, 2023, the Fund did not have any outstanding securities on loan.

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency, co-transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.70%	0.65%

Effective December 11, 2023, the Adviser provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.60%	0.55%

For the year ended December 31, 2023, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.90% for Class I shares, 1.25% for Class A shares, 2.00% for Class C shares and 0.85% for Class R6 shares. Effective December 11, 2023, the Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses will not exceed 0.75% for Class I shares, 1.10% for Class A shares, 1.85% for Class C shares and 0.70% for Class R6 shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2023, approximately $30,000 of advisory fees were waived and approximately $204,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser agreed to reimburse the Fund for prior years overpayment of transfer agency and sub transfer agency fees. This was reflected as "Reimbursement of Transfer Agency and Sub Transfer Agency Fees" in the Statement of Operations.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Statement of Operations, amounted to less than $500.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $3,934,000 and $3,911,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2023.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2023 is as follows:

Affiliated Investment Company	Value December 31, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$115	$639	$720	$2
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2023 (000)
Liquidity Fund	$—	$—	$34

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly,

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the three-year period ended December 31, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:		2022 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$87	$—	$94	$3

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to a prior year tax return adjustment, resulted in the following reclassifications among the components of net assets at December 31, 2023:

Total Accumulated Loss (000)	Paid-in- Capital (000)
$(4)	$4

At December 31, 2023, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$35	$—

At December 31, 2023, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $514,000 and $332,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2023, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2023, the Fund did not have record owners of 10% or greater.

K. Market Risk: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments, which may in turn impact valuation, the Fund's ability to sell securities and/or its ability to meet redemptions.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders of U.S. Focus Real Estate Portfolio and the Board of Directors of
Morgan Stanley Institutional Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of U.S. Focus Real Estate Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from September 30, 2021 (commencement of operations) through December 31, 2021 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from September 30, 2021 (commencement of operations) through December 31, 2021, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 29, 2024

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2023.

The Fund designated approximately $62,000 of its distributions paid as qualified business income.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fun on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				87

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	88

Formerly, Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994 (Retired December 31, 2023)	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	88	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
1585 Broadway
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

33

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

© 2024 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIUSFREANN
6338437 EXP 02.28.25

Morgan Stanley Institutional Fund, Inc.

U.S. Real Estate Portfolio

Annual Report

December 31, 2023

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Table of Contents (unaudited)

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	26
Liquidity Risk Management Program	27
Federal Tax Notice	28
Important Notices	29
U.S. Customer Privacy Notice	30
Directors and Officers Information	33

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 869-6397. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this annual report, in which you will learn how your investment in U.S. Real Estate Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2024

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Expense Example (unaudited)

U.S. Real Estate Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Actual Ending Account Value 12/31/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
U.S. Real Estate Portfolio Class I	$1,000.00	$1,069.70	$1,023.89	$1.36	$1.33	0.26%
U.S. Real Estate Portfolio Class A	1,000.00	1,068.40	1,022.18	3.13	3.06	0.60
U.S. Real Estate Portfolio Class L	1,000.00	1,065.70	1,019.46	5.94	5.80	1.14
U.S. Real Estate Portfolio Class C	1,000.00	1,063.60	1,017.59	7.85	7.68	1.51
U.S. Real Estate Portfolio Class R6	1,000.00	1,070.30	1,024.25	0.99	0.97	0.19
U.S. Real Estate Portfolio Class IR	1,000.00	1,070.30	1,024.40	0.83	0.82	0.16

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period.

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited)

U.S. Real Estate Portfolio

The Fund seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs").

Performance

For the fiscal year ended December 31, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 14.69%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the FTSE Nareit Equity REITs Index (the "Index"), which returned 13.73%.

Factors Affecting Performance

•  After four 25-basis point(i) interest rate hikes from the beginning of the year through July 2023, the Federal Reserve (Fed) held interest rates steady the remainder of the year and signaled it may begin cutting interest rates as early as the first half of 2024 amid recent favorable inflation data and an increasing belief that the Fed may achieve a "soft landing" in the economy. Within the Index, seniors housing health care was a top-performing sector for the year, as it benefited from the long-term secular tailwind of an aging U.S. population and the necessity-based nature of seniors housing demand. The mall sector was also a key outperformer, bolstered by the lack of new supply of retail real estate and increased demand from retailers for prime storefronts, creating upward pressure on rents. The data center sector outperformed, as it benefited from favorable secular demand trends driven by data growth and digital transformation combined with limited new supply growth. The hotel sector was another outperformer, primarily a beneficiary of "risk-on" markets and a more optimistic view on the economy in the fourth quarter of 2023. A key underperformer for the year was the life science health care sector, which faced supply headwinds coupled with lower demand for space. Retail net lease was another underperformer due to the higher interest rate environment and narrowing investment spreads. Apartments also underperformed, as third quarter 2023 earnings results were below expectations and a deceleration in rents in September and October 2023 that was worse than anticipated.

•  The Fund's sector overweights to seniors housing health care and data centers, the sector underweight to life science health care, and security selection in apartments and storage were the top relative contributors for the year. Key relative performance detractors included security selection in the industrial sector, the underweight to skilled nursing health care, the overweight to and security selection within the retail net lease sector, and the weighting to apartments.

Management Strategies

•  The team uses internal proprietary research to invest in public real estate companies that we believe offer the best value relative to their underlying assets and growth prospects. The team combines a bottom-up approach, assessing the intrinsic value, equity multiples and growth prospects of each security, with a top-down view that incorporates fundamental inflection points, macroeconomic considerations, and geopolitical risk. By incorporating both an equity market valuation and a more traditional real estate valuation with a top-down overlay, we believe the Fund will be better prepared to identify securities with the best expected total returns.

•  Given the stabilization in interest rates across the globe and the increasing likelihood of interest rate cuts, forecasted returns for the asset class have improved. Moreover, we believe relative strength in cash flows can be expected given the unique nature of listed real estate. Specifically, the contracted rental streams with inflation-linked escalations and the necessity-based nature of real estate — the listed real estate market evolves and grows with the broader needs of society and the economy and sits at the epicenter of how people live, work, shop and communicate — coupled with limited new real estate supply additions in the vast majority of sectors, should result in cash flow growth. Additionally, we believe the relative valuation of real estate securities is attractive, specifically when compared to direct property investment and the broader equities market, and is presenting an interesting pricing arbitrage opportunity for investors.

(i)  One basis point = 0.01%

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

U.S. Real Estate Portfolio

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C, R6 and IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the FTSE Nareit Equity REITs Index(1) and the Lipper Real Estate Funds Index(2)

	Period Ended December 31, 2023 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)
Fund — Class I Shares w/o sales charges(4)	14.69%	2.62%	4.39%	9.50%
Fund — Class A Shares w/o sales charges(5)	14.46	2.30	4.07	8.72
Fund — Class A Shares with maximum 5.25% sales charges(5)	8.42	1.19	3.51	8.51
Fund — Class L Shares w/o sales charges(6)	13.75	1.76	3.52	4.36
Fund — Class C Shares w/o sales charges(8)	13.51	1.50	—	0.97
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	12.51	1.50	—	0.97
Fund — Class R6 Shares w/o sales charges(7)	14.77	2.70	4.47	4.37
Fund — Class IR Shares w/o sales charges(9)	14.77	2.70	—	1.35
FTSE Nareit Equity REITs Index	13.73	7.39	7.65	9.62
Lipper Real Estate Funds Index	11.98	7.30	7.19	—

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The FTSE Nareit (National Association of Real Estate Investment Trusts) Equity REITs Index is free float-adjusted market capitalization weighted index of tax-qualified REITs listed on the New York Stock Exchange, NYSE Amex and the NASDAQ National Market Systems. Effective December 20, 2010, the FTSE Nareit Equity REITs Index will not include "Timber REITs". The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Real Estate Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Real Estate Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Real Estate Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

U.S. Real Estate Portfolio

(4)  Commenced operations on February 24, 1995.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on November 11, 2011.

(7)  Commenced offering on September 13, 2013.

(8)  Commenced offering on April 30, 2015. Class C shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion.

(9)  Commenced offering on June 15, 2018.

(10)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Portfolio of Investments

U.S. Real Estate Portfolio

	Shares	Value (000)
Common Stocks (98.1%)
Apartments (10.1%)
AvalonBay Communities, Inc. REIT	6,953	$1,302
Essex Property Trust, Inc. REIT	4,436	1,100
Mid-America Apartment Communities, Inc. REIT	4,973	668
		3,070
Data Centers (12.9%)
Digital Realty Trust, Inc. REIT	10,875	1,464
Equinix, Inc. REIT	3,052	2,458
		3,922
Free Standing (7.0%)
Agree Realty Corp. REIT	10,871	685
NETSTREIT Corp. REIT	13,743	245
Realty Income Corp. REIT	21,130	1,213
		2,143
Gaming (4.0%)
VICI Properties, Inc. REIT	38,553	1,229
Health Care (9.5%)
CareTrust REIT, Inc.	23,818	533
Ventas, Inc. REIT	6,171	307
Welltower, Inc. REIT	22,822	2,058
		2,898
Industrial (15.1%)
Americold Realty Trust, Inc. REIT	15,289	463
EastGroup Properties, Inc. REIT	3,124	573
Prologis, Inc. REIT	22,411	2,988
Rexford Industrial Realty, Inc. REIT	9,970	559
		4,583
Lodging/Resorts (2.7%)
Hilton Worldwide Holdings, Inc.	1,190	217
Host Hotels & Resorts, Inc. REIT	30,790	599
		816
Manufactured Homes (2.5%)
Sun Communities, Inc. REIT	5,783	773
Office (5.1%)
Alexandria Real Estate Equities, Inc. REIT	6,773	858
Kilroy Realty Corp. REIT	17,762	708
		1,566
Regional Malls (4.7%)
Simon Property Group, Inc. REIT	9,921	1,415
Self Storage (9.8%)
Extra Space Storage, Inc. REIT	8,814	1,413
Public Storage REIT	5,195	1,585
		2,998
Shopping Centers (6.5%)
Federal Realty Investment Trust REIT	4,373	451
Kimco Realty Corp. REIT	36,915	787
	Shares	Value (000)
Kite Realty Group Trust REIT	19,100	$436
Urban Edge Properties REIT	16,611	304
		1,978
Single Family Homes (4.0%)
American Homes 4 Rent Class A REIT	33,493	1,204
Specialty (2.8%)
Iron Mountain, Inc. REIT	12,042	843
Telecommunications REITs (1.4%)
American Tower Corp. REIT	1,981	428
Total Common Stocks (Cost $25,598)		29,866
Short-Term Investment (1.4%)
Investment Company (1.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $444)	443,684	444
Total Investments (99.5%) (Cost $26,042) (a)		30,310
Other Assets in Excess of Liabilities (0.5%)		143
Net Assets (100.0%)		$30,453

(a)  At December 31, 2023, the aggregate cost for federal income tax purposes is approximately $26,573,000. The aggregate gross unrealized appreciation is approximately $4,997,000 and the aggregate gross unrealized depreciation is approximately $1,261,000, resulting in net unrealized appreciation of approximately $3,736,000.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	23.6%
Industrial	15.1
Data Centers	12.9
Apartments	10.1
Self Storage	9.9
Health Care	9.6
Free Standing	7.1
Shopping Centers	6.5
Office	5.2
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $25,598)	$29,866
Investment in Security of Affiliated Issuer, at Value (Cost $444)	444
Total Investments in Securities, at Value (Cost $26,042)	30,310
Foreign Currency, at Value (Cost $—@)	—	@
Dividends Receivable	135
Due from Adviser	58
Receivable for Fund Shares Sold	2
Receivable from Affiliate	1
Other Assets	52
Total Assets	30,558
Liabilities:
Payable for Fund Shares Redeemed	46
Payable for Professional Fees	21
Payable for Transfer Agency Fees — Class I	3
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class R6	1
Payable for Transfer Agency Fees — Class IR	—	@
Payable for Sub Transfer Agency Fees — Class I	4
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	2
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Administration Fees	2
Payable for Custodian Fees	2
Other Liabilities	20
Total Liabilities	105
Net Assets	$30,453
Net Assets Consist of:
Paid-in-Capital	$30,902
Total Accumulated Loss	(449)
Net Assets	$30,453

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Real Estate Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2023 (000)
CLASS I:
Net Assets	$20,440
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,290,306
Net Asset Value, Offering and Redemption Price Per Share	$8.92
CLASS A:
Net Assets	$8,339
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	988,139
Net Asset Value, Redemption Price Per Share	$8.44
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.47
Maximum Offering Price Per Share	$8.91
CLASS L:
Net Assets	$1,437
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	170,572
Net Asset Value, Offering and Redemption Price Per Share	$8.42
CLASS C:
Net Assets	$94
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	11,253
Net Asset Value, Offering and Redemption Price Per Share	$8.36
CLASS R6:
Net Assets	$135
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	15,145
Net Asset Value, Offering and Redemption Price Per Share	$8.92
CLASS IR:
Net Assets	$8
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	940
Net Asset Value, Offering and Redemption Price Per Share	$8.92

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2023 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$1,032
Dividends from Security of Affiliated Issuer (Note G)	14
Income from Securities Loaned — Net	— @
Total Investment Income	1,046
Expenses:
Advisory Fees (Note B)	208
Professional Fees	156
Registration Fees	87
Transfer Agency Fees — Class I (Note E)	18
Transfer Agency Fees — Class A (Note E)	10
Transfer Agency Fees — Class L (Note E)	4
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class R6 (Note E)	6
Transfer Agency Fees — Class IR (Note E)	2
Shareholder Services Fees — Class A (Note D)	21
Distribution and Shareholder Services Fees — Class L (Note D)	11
Distribution and Shareholder Services Fees — Class C (Note D)	2
Administration Fees (Note C)	24
Shareholder Reporting Fees	24
Sub Transfer Agency Fees — Class I	16
Sub Transfer Agency Fees — Class A	6
Sub Transfer Agency Fees — Class L	1
Sub Transfer Agency Fees — Class C	— @
Custodian Fees (Note F)	6
Directors' Fees and Expenses	6
Pricing Fees	1
Other Expenses	13
Total Expenses	625
Waiver of Advisory Fees (Note B)	(208)
Reimbursement of Transfer Agent and Sub Transfer Agent Fees (Note B)	(89)
Expenses Reimbursed by Adviser (Note B)	(72)
Reimbursement of Class Specific Expenses — Class I (Note B)	(21)
Reimbursement of Class Specific Expenses — Class A (Note B)	(3)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(3)
Reimbursement of Class Specific Expenses — Class R6 (Note B)	(6)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	218
Net Investment Income	828
Realized Loss:
Investments Sold	(2,365)
Foreign Currency Translation	(— @)
Net Realized Loss	(2,365)
Change in Unrealized Appreciation (Depreciation):
Investments	5,670
Foreign Currency Translation	— @
Net Change in Unrealized Appreciation (Depreciation)	5,670
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	3,305
Net Increase in Net Assets Resulting from Operations	$4,133

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$828	$1,307
Net Realized Loss	(2,365)	(2,466)
Net Change in Unrealized Appreciation (Depreciation)	5,670	(12,229)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,133	(13,388)
Dividends and Distributions to Shareholders:
Class I	(488)	(2,080)
Class A	(182)	(842)
Class L	(27)	(146)
Class C	(3)	(15)
Class R6*	(3)	(13)
Class IR	(— @)	(1)
Total Dividends and Distributions to Shareholders	(703)	(3,097)
Capital Share Transactions, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:(1)
Class I:
Subscribed	388	11,273
Distributions Reinvested	475	2,055
Redeemed	(3,922)	(12,670)
Class A:
Subscribed	344	663
Distributions Reinvested	179	822
Redeemed	(1,506)	(1,994)
Class L:
Exchanged	— @	120
Distributions Reinvested	26	144
Redeemed	(297)	(104)
Class C:
Subscribed	33	76
Distributions Reinvested	3	15
Redeemed	(127)	(180)
Class R6:*
Subscribed	9	30
Distributions Reinvested	3	13
Redeemed	(30)	(41)
Class IR:
Distributions Reinvested	— @	1
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(4,422)	223
Total Decrease in Net Assets	(992)	(16,262)
Net Assets:
Beginning of Period	31,445	47,707
End of Period	$30,453	$31,445

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Real Estate Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	48	994
Shares Issued on Distributions Reinvested	57	244
Shares Redeemed	(472)	(1,259)
Net Decrease in Class I Shares Outstanding	(367)	(21)
Class A:
Shares Subscribed	44	69
Shares Issued on Distributions Reinvested	23	103
Shares Redeemed	(193)	(216)
Net Decrease in Class A Shares Outstanding	(126)	(44)
Class L:
Shares Exchanged	— @@	14
Shares Issued on Distributions Reinvested	3	18
Shares Redeemed	(39)	(12)
Net Increase (Decrease) in Class L Shares Outstanding	(36)	20
Class C:
Shares Subscribed	4	8
Shares Issued on Distributions Reinvested	— @@	2
Shares Redeemed	(16)	(19)
Net Decrease in Class C Shares Outstanding	(12)	(9)
Class R6:*
Shares Subscribed	1	3
Shares Issued on Distributions Reinvested	— @@	2
Shares Redeemed	(3)	(4)
Net Increase (Decrease) in Class R6 Shares Outstanding	(2)	1
Class IR:
Shares Issued on Distributions Reinvested	— @@	— @@

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

U.S. Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$7.97		$11.91		$8.79		$11.08		$10.82
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.24		0.35		0.05		0.13		0.26
Net Realized and Unrealized Gain (Loss)	0.91		(3.46)		3.35		(2.18)		1.69
Total from Investment Operations	1.15		(3.11)		3.40		(2.05)		1.95
Distributions from and/or in Excess of:
Net Investment Income	(0.20)		(0.13)		(0.12)		(0.20)		(0.40)
Net Realized Gain	—		(0.70)		(0.16)		—		(1.29)
Paid-in-Capital	—		—		—		(0.04)		—
Total Distributions	(0.20)		(0.83)		(0.28)		(0.24)		(1.69)
Net Asset Value, End of Period	$8.92		$7.97		$11.91		$8.79		$11.08
Total Return(2)	14.69	%(3)	(26.39)%		38.96%		(18.05)%		18.40%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$20,440		$21,174		$31,909		$33,708		$134,856
Ratio of Expenses Before Expense Limitation	1.92%		1.60%		1.42%		1.19%		1.02%
Ratio of Expenses After Expense Limitation	0.59	%(4)(5)(6)	0.90	%(6)	0.90	%(6)	0.90	%(6)	0.90	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.90	%(6)	0.90	%(6)	0.90	%(6)	N/A
Ratio of Net Investment Income	2.89	%(5)(6)	3.45	%(6)	0.50	%(6)	1.52	%(6)	2.18	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	53%		82%		132%		39%		21%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  Performance was positively impacted by approximately 0.26% for Class I shares due to the reimbursement of transfer agency and sub transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class I shares would have been 14.43%. Refer to Note B in the Notes to Financial Statements.

(4)  Effective December 11, 2023, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.70% for Class I shares. Prior to December 11, 2023, the maximum ratio was 0.90% for Class I shares.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class I shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.89%	2.59%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

U.S. Real Estate Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$7.54		$11.33		$8.38		$10.56		$10.38
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.20		0.30		0.03		0.09		0.22
Net Realized and Unrealized Gain (Loss)	0.88		(3.29)		3.18		(2.06)		1.61
Total from Investment Operations	1.08		(2.99)		3.21		(1.97)		1.83
Distributions from and/or in Excess of:
Net Investment Income	(0.18)		(0.10)		(0.10)		(0.17)		(0.36)
Net Realized Gain	—		(0.70)		(0.16)		—		(1.29)
Paid-in-Capital	—		—		—		(0.04)		—
Total Distributions	(0.18)		(0.80)		(0.26)		(0.21)		(1.65)
Net Asset Value, End of Period	$8.44		$7.54		$11.33		$8.38		$10.56
Total Return(2)	14.46	%(3)	(26.69)%		38.46%		(18.28)%		18.02%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$8,339		$8,403		$13,121		$11,043		$32,596
Ratio of Expenses Before Expense Limitation	2.20%		1.87%		1.66%		1.52%		1.31%
Ratio of Expenses After Expense Limitation	0.93	%(4)(5)(6)	1.25	%(6)	1.18	%(6)	1.25	%(6)	1.22	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.25	%(6)	1.18	%(6)	1.25	%(6)	N/A
Ratio of Net Investment Income	2.54	%(5)(6)	3.13	%(6)	0.26	%(6)	1.09	%(6)	1.91	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	53%		82%		132%		39%		21%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  Performance was positively impacted by approximately 0.27% for Class A shares due to the reimbursement of transfer agency and sub transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class A shares would have been 14.19%. Refer to Note B in the Notes to Financial Statements.

(4)  Effective December 11, 2023, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.05% for Class A shares. Prior to December 11, 2023, the maximum ratio was 1.25% for Class A shares.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class A shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.23%	2.24%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

U.S. Real Estate Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$7.53		$11.31		$8.36		$10.55		$10.37
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	0.16		0.26		(0.03)		0.09		0.16
Net Realized and Unrealized Gain (Loss)	0.87		(3.29)		3.18		(2.11)		1.61
Total from Investment Operations	1.03		(3.03)		3.15		(2.02)		1.77
Distributions from and/or in Excess of:
Net Investment Income	(0.14)		(0.05)		(0.04)		(0.13)		(0.30)
Net Realized Gain	—		(0.70)		(0.16)		—		(1.29)
Paid-in-Capital	—		—		—		(0.04)		—
Total Distributions	(0.14)		(0.75)		(0.20)		(0.17)		(1.59)
Net Asset Value, End of Period	$8.42		$7.53		$11.31		$8.36		$10.55
Total Return(2)	13.75	%(3)	(27.02)%		37.78%		(18.77)%		17.43%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,437		$1,553		$2,101		$1,586		$2,164
Ratio of Expenses Before Expense Limitation	2.82%		2.46%		2.31%		2.11%		1.88%
Ratio of Expenses After Expense Limitation	1.45	%(4)(5)(6)	1.75	%(6)	1.75	%(6)	1.75	%(6)	1.75	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.75	%(6)	1.75	%(6)	1.75	%(6)	N/A
Ratio of Net Investment Income (Loss)	2.04	%(5)(6)	2.76	%(6)	(0.30	)%(6)	1.41	%(6)	1.42	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	53%		82%		132%		39%		21%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  Performance was positively impacted by approximately 0.27% for Class L shares due to the reimbursement of transfer agency and sub transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class L shares would have been 13.48%. Refer to Note B in the Notes to Financial Statements.

(4)  Effective December 11, 2023, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.55% for Class L shares. Prior to December 11, 2023, the maximum ratio was 1.75% for Class L shares.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class L shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.73%	1.76%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

U.S. Real Estate Portfolio

	Class C
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$7.47		$11.24		$8.31		$10.48		$10.31
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	0.13		0.21		(0.05)		0.09		0.14
Net Realized and Unrealized Gain (Loss)	0.87		(3.25)		3.16		(2.10)		1.59
Total from Investment Operations	1.00		(3.04)		3.11		(2.01)		1.73
Distributions from and/or in Excess of:
Net Investment Income	(0.11)		(0.03)		(0.02)		(0.12)		(0.27)
Net Realized Gain	—		(0.70)		(0.16)		—		(1.29)
Paid-in-Capital	—		—		—		(0.04)		—
Total Distributions	(0.11)		(0.73)		(0.18)		(0.16)		(1.56)
Net Asset Value, End of Period	$8.36		$7.47		$11.24		$8.31		$10.48
Total Return(2)	13.51	%(3)	(27.30)%		37.50%		(18.91)%		17.07%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$94		$170		$365		$206		$232
Ratio of Expenses Before Expense Limitation	4.79%		3.54%		3.28%		3.39%		2.92%
Ratio of Expenses After Expense Limitation	1.82	%(4)(5)(6)	2.00	%(6)	2.00	%(6)	2.00	%(6)	2.00	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		2.00	%(6)	2.00	%(6)	2.00	%(6)	N/A
Ratio of Net Investment Income (Loss)	1.67	%(5)(6)	2.18	%(6)	(0.54	)%(6)	1.20	%(6)	1.18	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	53%		82%		132%		39%		21%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  Performance was positively impacted by approximately 0.40% for Class C shares due to the reimbursement of transfer agency and sub transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class C shares would have been 13.11%. Refer to Note B in the Notes to Financial Statements.

(4)  Effective December 11, 2023, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.80% for Class C shares. Prior to December 11, 2023, the maximum ratio was 2.00% for Class C shares.

(5)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class C shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.99%	1.50%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

U.S. Real Estate Portfolio

	Class R6(1)
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$7.97		$11.91		$8.79		$11.08		$10.82
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.24		0.36		0.07		0.09		0.25
Net Realized and Unrealized Gain (Loss)	0.92		(3.46)		3.34		(2.13)		1.71
Total from Investment Operations	1.16		(3.10)		3.41		(2.04)		1.96
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		(0.14)		(0.13)		(0.21)		(0.41)
Net Realized Gain	—		(0.70)		(0.16)		—		(1.29)
Paid-in-Capital	—		—		—		(0.04)		—
Total Distributions	(0.21)		(0.84)		(0.29)		(0.25)		(1.70)
Net Asset Value, End of Period	$8.92		$7.97		$11.91		$8.79		$11.08
Total Return(3)	14.77	%(4)	(26.33)%		39.06%		(17.98)%		18.48%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$135		$138		$201		$121		$12,307
Ratio of Expenses Before Expense Limitation	6.08%		4.36%		4.18%		1.20%		1.04%
Ratio of Expenses After Expense Limitation	0.52	%(5)(6)(7)	0.83	%(7)	0.83	%(7)	0.83	%(7)	0.83	%(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.83	%(7)	0.83	%(7)	0.83	%(7)	N/A
Ratio of Net Investment Income	2.95	%(6)(7)	3.64	%(7)	0.64	%(7)	1.00	%(7)	2.09	%(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)
Portfolio Turnover Rate	53%		82%		132%		39%		21%

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.39% for Class R6 shares due to the reimbursement of transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class R6 shares would have been 14.38%. Refer to Note B in the Notes to Financial Statements.

(5)  Effective December 11, 2023, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.65% for Class R6 shares. Prior to December 11, 2023, the maximum ratio was 0.83% for Class R6 shares.

(6)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class R6 shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.82%	2.65%

(7)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

U.S. Real Estate Portfolio

	Class IR
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$7.97		$11.91		$8.79		$11.08		$10.82
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.25		0.37		0.05		0.20		0.33
Net Realized and Unrealized Gain (Loss)	0.91		(3.47)		3.36		(2.24)		1.63
Total from Investment Operations	1.16		(3.10)		3.41		(2.04)		1.96
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		(0.14)		(0.13)		(0.21)		(0.41)
Net Realized Gain	—		(0.70)		(0.16)		—		(1.29)
Paid-in-Capital	—		—		—		(0.04)		—
Total Distributions	(0.21)		(0.84)		(0.29)		(0.25)		(1.70)
Net Asset Value, End of Period	$8.92		$7.97		$11.91		$8.79		$11.08
Total Return(2)	14.77	%(3)	(26.33)%		39.06%		(17.98)%		18.48%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$8		$7		$10		$7		$9
Ratio of Expenses Before Expense Limitation	28.89%		24.77%		26.04%		30.10%		23.80%
Ratio of Expenses After Expense Limitation	0.49	%(4)(5)(6)	0.83	%(6)	0.83	%(6)	0.83	%(6)	0.83	%(6)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.83	%(6)	0.83	%(6)	0.83	%(6)	N/A
Ratio of Net Investment Income	2.98	%(5)(6)	3.71	%(6)	0.46	%(6)	2.40	%(6)	2.70	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	53%		82%		132%		39%		21%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  Performance was positively impacted by approximately 0.39% for Class IR shares due to the reimbursement of transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class IR shares would have been 14.38%. Refer to Note B in the Notes to Financial Statements.

(4)  Effective December 11, 2023, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.65% for Class IR shares. Prior to December 11, 2023, the maximum ratio was 0.83% for Class IR shares.

(5)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class IR shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.82%	2.65%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-three separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Statement of Assets and Liabilities through the date that the financial statements were issued

The accompanying financial statements relates to the U.S. Real Estate Portfolio. The Fund seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Fund has a capital subscription commitment to an investee company for this same purpose, the details of which are disclosed in the Unfunded Commitments note.

The Fund has issued six classes of shares — Class I, Class A, Class L, Class C, Class R6 and Class IR. Class C shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors. Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (5) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund invests a significant portion of its assets in securities of REITs. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)		Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks	$29,866	(1)	$—	$—	$29,866
Short-Term Investment
Investment Company	444		—	—	444
Total Assets	$30,310		$—	$—	$30,310

(1) The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker/dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

At December 31, 2023, the Fund did not have any outstanding securities on loan.

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency, co-transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.70%	0.65%	0.60%

Effective December 11, 2023, the Adviser provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.55%	0.50%	0.45%

For the year ended December 31, 2023, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.90% for Class I shares, 1.25% for Class A shares, 1.75% for Class L shares, 2.00% for Class C shares, 0.83% for Class R6 shares and 0.83% for Class IR shares. Effective December 11, 2023, the Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses will not exceed 0.70% for Class I shares, 1.05% for Class A shares, 1.55% for Class L shares, 1.80% for Class C shares and 0.65% for Class R6 shares and 0.65% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2023, approximately $208,000 of advisory fees were waived and approximately $109,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser agreed to reimburse the Fund for prior years overpayment of transfer agency and sub transfer agency fees. This was reflected as "Reimbursement of Transfer Agency and Sub Transfer Agency Fees" in the Statement of Operations.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Statement of Operations, amounted to approximately $3,000.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $15,890,000 and $20,117,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2023.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2023 is as follows:

Affiliated Investment Company	Value December 31, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$1,166	$5,585	$6,307	$14
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2023 (000)
Liquidity Fund	$—	$—	$444

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From: Ordinary Income (000)	2022 Distributions Paid From: Ordinary Income (000)
$703	$3,097

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to a prior year tax return adjustment, resulted in the following reclassifications among the components of net assets at December 31, 2023:

Total Accumulated Loss (000)	Paid-in- Capital (000)
$69	$(69)

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

At December 31, 2023, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$96	$—

At December 31, 2023, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $2,441,000 and $1,828,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2023, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 62.0%.

K. Market Risk: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments, which may in turn impact valuation, the Fund's ability to sell securities and/or its ability to meet redemptions.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders of U.S. Real Estate Portfolio and the Board of Directors of
Morgan Stanley Institutional Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of U.S. Real Estate Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 29, 2024

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2023.

The Fund designated approximately $688,000 of its distributions paid as qualified business income.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fun on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				87

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	88

Formerly, Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994 (Retired December 31, 2023)	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	88	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
1585 Broadway
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

38

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(This page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

© 2024 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIUSREAANN
6338467 EXP 02.28.25

Morgan Stanley Institutional Fund, Inc.

Vitality Portfolio

Annual Report

December 31, 2023

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Table of Contents (unaudited)

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	21
Liquidity Risk Management Program	22
Important Notices	23
U.S. Customer Privacy Notice	24
Directors and Officers Information	27

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 869-6397. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this annual report, in which you will learn how your investment in Vitality Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2024

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Expense Example (unaudited)

Vitality Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Actual Ending Account Value 12/31/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Vitality Portfolio Class I	$1,000.00	$968.10	$1,023.84	$1.34	$1.38	0.27%
Vitality Portfolio Class A	1,000.00	966.60	1,022.03	3.12	3.21	0.63
Vitality Portfolio Class C	1,000.00	963.40	1,018.30	6.78	6.97	1.37
Vitality Portfolio Class R6	1,000.00	968.20	1,024.10	1.09	1.12	0.22

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency and sub transfer agency fees that were reimbursed in the current period.

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited)

Vitality Portfolio

The Fund Seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 9.25%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the Russell 3000® Health Care Net Index (the "Index"), which returned 2.40%.

Factors Affecting Performance

•  Surprised by the economy's resilience amid rising interest rates and persistently high (but falling) inflation, U.S. stocks performed well in 2023. The year saw its share of uncertainty, with recession fears dominating the start of the year, a regional banking crisis triggered by high interest rates, concerns about the U.S. government's debt levels and budget, and multiple geopolitical flashpoints. However, by year-end, the U.S. Federal Reserve signaled it was likely finished lifting interest rates after pausing the hiking cycle halfway through the year. This triggered a stock market rally and retreat in long-term bond yields in the final two months of 2023. Additionally, excitement about artificial intelligence drove a narrow group of mega-cap technology stocks to significantly outperform, adding meaningfully to the broader market's gain in the year.

•  The health care sector advanced over the year, as measured by the Index. The top performing industries were personal care products, electronic equipment & instruments, and health care distributors. The Index's weakest performing industries were diversified support services, environmental & facilities services, and managed health care, which had negative performance in the year.

•  Counterpoint Global makes long-term investments in unique companies whose market value can increase significantly for underlying fundamental reasons. The team's portfolios are typically focused and differentiated from their benchmarks, with securities weighted based on an assessment of the quality of the company and the level of conviction.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund outperformed the Index in this reporting period primarily due to favorable stock selection.

•  The greatest contributors to the Fund's relative performance were stock selection in life sciences tools & services, pharmaceuticals and health care technology. The top contributor within these sub-industries and across the portfolio was a life science tools company focused on single cell sequencing. Its shares advanced as the company reported better-than-expected revenue growth and management subsequently raised revenue guidance.

•  Stock selection in biotechnology and other specialty retail and an average overweight to life sciences tools & services were the largest detractors from relative performance. Among individual holdings the greatest detractor was a commercial developer of sleep apnea medical devices. Despite overall healthy results, its shares underperformed due to fears that the growing use of GLP-1 drugs to manage diabetes and weight loss could adversely impact demand for sleep apnea treatments.

Management Strategies

•  We seek to invest primarily in securities of companies in the United States principally engaged in the discovery, development, production, or distribution of products or services related to advances in health care, and that we believe have sustainable competitive advantages, strong research and development and productive new product flow, financial strength, and an attractive risk/reward profile.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Investment Overview (unaudited) (cont'd)

Vitality Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on December 31, 2021.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and R6 shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the Russell 3000 Health Care Net Index(1) and the Lipper Health/Biotechnology Funds Index(2)

	Period Ended December 31, 2023 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	9.25%	—	—	–18.93%
Fund — Class A Shares w/o sales charges(4)	8.90	—	—	–19.20
Fund — Class A Shares with maximum 5.25% sales charges(4)	3.25	—	—	–21.34
Fund — Class C Shares w/o sales charges(4)	8.03	—	—	–19.79
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	7.03	—	—	–19.79
Fund — Class R6 Shares w/o sales charges(4)	9.42	—	—	–18.84
Russell 3000 Health Care Net Index	2.40	—	—	–2.15
Lipper Health/Biotechnology Funds Index	5.24	—	—	–4.28

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The Russell 3000 Health Care Net Index is a capitalization-weighted index of companies involved in medical services or health care. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Health/Biotechnology Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Health/Biotechnology Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Health/Biotechnology Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 31, 2021.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Portfolio of Investments

Vitality Portfolio

	Shares	Value (000)
Common Stocks (90.8%)
Biotechnology (27.8%)
4D Molecular Therapeutics, Inc. (a)	1,273	$26
Alnylam Pharmaceuticals, Inc. (a)	419	80
Altimmune, Inc. (a)(b)	4,159	47
Argenx SE ADR (Belgium) (a)	279	106
Ascendis Pharma AS ADR (Denmark) (a)	261	33
Beam Therapeutics, Inc. (a)(b)	1,368	37
Exact Sciences Corp. (a)	1,207	89
Fate Therapeutics, Inc. N (a)	1,572	6
Intellia Therapeutics, Inc. (a)	1,593	49
Moderna, Inc. (a)	372	37
Relay Therapeutics, Inc. N (a)	1,230	14
Vertex Pharmaceuticals, Inc. (a)	276	112
		636
Health Care Equipment & Supplies (12.2%)
Align Technology, Inc. (a)	210	58
IDEXX Laboratories, Inc. (a)	94	52
Inspire Medical Systems, Inc. (a)	324	66
Intuitive Surgical, Inc. (a)	306	103
		279
Health Care Providers & Services (6.9%)
Agilon Health, Inc. (a)	2,814	35
UnitedHealth Group, Inc.	232	122
		157
Health Care Technology (5.5%)
Doximity, Inc., Class A (a)	1,353	38
Schrodinger, Inc. (a)	1,098	39
Veeva Systems, Inc., Class A (a)	259	50
		127
Life Sciences Tools & Services (24.2%)
10X Genomics, Inc., Class A (a)	1,763	99
AbCellera Biologics, Inc. Canada N (Canada) (a)(b)	3,223	19
Evotec SE ADR (Germany) (a)	3,481	41
Illumina, Inc. (a)	289	40
MaxCyte, Inc. (a)	14,540	68
SomaLogic, Inc. (a)	29,999	76
Stevanato Group SpA Italy N (Italy)	1,793	49
Thermo Fisher Scientific, Inc.	213	113
West Pharmaceutical Services, Inc.	143	50
		555
Pharmaceuticals (13.1%)
ATAI Life Sciences NV (a)	8,904	13
Eli Lilly & Co.	294	171
GH Research PLC (a)	958	6
Royalty Pharma PLC, Class A	1,579	44
Zoetis, Inc.	340	67
		301
Specialty Retail (1.1%)
Chewy, Inc., Class A (a)	1,010	24
Total Common Stocks (Cost $2,543)		2,079
	Shares	Value (000)
Short-Term Investments (9.4%)
Investment Company (4.6%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $105)	104,910	$105
Securities held as Collateral on Loaned Securities (4.8%)
Investment Company (4.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	91,295	91
	Face Amount (000)
Repurchase Agreements (0.8%)
Citigroup, Inc., (5.33%, dated 12/29/23, due 1/2/24; proceeds $7; fully collateralized by U.S. Government obligations; 0.25% - 3.00% due 5/15/24 - 11/15/49; valued at $7)	$7	7
HSBC Securities USA, Inc., (5.33%, dated 12/29/23, due 1/2/24; proceeds $6; fully collateralized by a U.S. Government obligation; 0.00% due 8/15/27; valued at $7)	6	6
Merrill Lynch & Co., Inc., (5.31%, dated 12/29/23, due 1/2/24; proceeds $7; fully collateralized by a U.S. Government obligation; 4.75% due 11/15/53; valued at $7)	7	7
		20
Total Securities held as Collateral on Loaned Securities (Cost $111)		111
Total Short-Term Investments (Cost $216)		216
Total Investments (100.2%) (Cost $2,759) Including $102 of Securities Loaned (c)		2,295
Liabilities in Excess of Other Assets (–0.2%)		(5)
Net Assets (100.0%)		$2,290

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2023.

(c)  At December 31, 2023, the aggregate cost for federal income tax purposes is approximately $2,759,000. The aggregate gross unrealized appreciation is approximately $223,000 and the aggregate gross unrealized depreciation is approximately $687,000, resulting in net unrealized depreciation of approximately $464,000.

ADR  American Depositary Receipt.

Portfolio Composition*

Classification	Percentage of Total Investments
Biotechnology	29.1%
Life Sciences Tools & Services	25.4
Pharmaceuticals	13.8
Health Care Equipment & Supplies	12.8
Health Care Providers & Services	7.2
Other**	5.9
Health Care Technology	5.8
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2023.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Vitality Portfolio

Statement of Assets and Liabilities	December 31, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $2,563)	$2,099
Investment in Security of Affiliated Issuer, at Value (Cost $196)	196
Total Investments in Securities, at Value (Cost $2,759)	2,295
Due from Adviser	87
Receivable from Affiliate	1
Receivable from Securities Lending Income	—	@
Dividends Receivable	—	@
Other Assets	45
Total Assets	2,428
Liabilities:
Collateral on Securities Loaned, at Value	111
Payable for Professional Fees	20
Payable for Custodian Fees	1
Payable for Administration Fees	—	@
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class R6	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	6
Total Liabilities	138
Net Assets	$2,290
Net Assets Consist of:
Paid-in-Capital	$3,315
Total Accumulated Loss	(1,025)
Net Assets	$2,290
CLASS I:
Net Assets	$2,190
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	343,220
Net Asset Value, Offering and Redemption Price Per Share	$6.38
CLASS A:
Net Assets	$35
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,603
Net Asset Value, Redemption Price Per Share	$6.36
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.35
Maximum Offering Price Per Share	$6.71
CLASS C:
Net Assets	$32
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,090
Net Asset Value, Offering and Redemption Price Per Share	$6.32
CLASS R6:
Net Assets	$33
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,154
Net Asset Value, Offering and Redemption Price Per Share	$6.39
(1) Including: Securities on Loan, at Value:	$102

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Vitality Portfolio

Statement of Operations	Year Ended December 31, 2023 (000)
Investment Income:
Dividends from Security of Affiliated Issuer (Note G)	$7
Dividends from Securities of Unaffiliated Issuers (Net of $—@ of Foreign Taxes Withheld)	6
Income from Securities Loaned — Net	1
Total Investment Income	14
Expenses:
Professional Fees	180
Registration Fees	57
Advisory Fees (Note B)	16
Offering Costs (Note A-8)	13
Shareholder Reporting Fees	12
Transfer Agency Fees — Class I (Note E)	4
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class R6 (Note E)	2
Custodian Fees (Note F)	4
Directors' Fees and Expenses	4
Pricing Fees	3
Administration Fees (Note C)	2
Shareholder Services Fees — Class A (Note D)	— @
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Sub Transfer Agency Fees — Class I	— @
Sub Transfer Agency Fees — Class A	— @
Sub Transfer Agency Fees — Class C	— @
Other Expenses	6
Total Expenses	307
Expenses Reimbursed by Adviser (Note B)	(263)
Waiver of Advisory Fees (Note B)	(16)
Reimbursement of Class Specific Expenses — Class I (Note B)	(3)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class R6 (Note B)	(2)
Reimbursement of Transfer Agency and Sub Transfer Agency Fees (Note B)	(7)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	12
Net Investment Income	2
Realized Loss:
Investments Sold	(144)
Change in Unrealized Appreciation (Depreciation):
Investments	327
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	183
Net Increase in Net Assets Resulting from Operations	$185

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Vitality Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2023 (000)		Year Ended December 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$2		$(13)
Net Realized Loss	(144)		(419)
Net Change in Unrealized Appreciation (Depreciation)	327		(745)
Net Increase (Decrease) in Net Assets Resulting from Operations	185		(1,177)
Dividends and Distributions to Shareholders:
Paid-in-Capital:
Class I	—		(57)
Class A	—		(1)
Class C	—		(1)
Class R6*	—		(1)
Total Dividends and Distributions to Shareholders	—		(60)
Capital Share Transactions:(1)
Class I:
Subscribed	122		244
Distributions Reinvested	—		57
Class A:
Subscribed	—		5
Distributions Reinvested	—		1
Redeemed	(1)		(— @)
Class C:
Distributions Reinvested	—		1
Class R6:*
Distributions Reinvested	—		1
Net Increase in Net Assets Resulting from Capital Share Transactions	121		309
Total Increase (Decrease) in Net Assets	306		(928)
Net Assets:
Beginning of Period	1,984		2,912
End of Period	$2,290		$1,984
(1) Capital Share Transactions:
Class I:
Shares Subscribed	20		34
Shares Issued on Distributions Reinvested	—		9
Net Increase in Class I Shares Outstanding	20		43
Class A:
Shares Subscribed	—		1
Shares Issued on Distributions Reinvested	—		— @@
Shares Redeemed	(—	@@)	(— @@)
Net Increase (Decrease) in Class A Shares Outstanding	(—	@@)	1
Class C:
Shares Issued on Distributions Reinvested	—		— @@
Class R6:*
Shares Issued on Distributions Reinvested	—		— @@

*  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Vitality Portfolio

	Class I
	Year Ended December 31,				Period Ended
Selected Per Share Data and Ratios	2023		2022		December 31, 2021(1)
Net Asset Value, Beginning of Period	$5.84		$9.85		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.00	)(3)	(0.04)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	0.54		(3.79)		(0.15)
Total from Investment Operations	0.54		(3.83)		(0.15)
Distributions from and/or in Excess of:
Paid-in-Capital	—		(0.18)		—
Net Asset Value, End of Period	$6.38		$5.84		$9.85
Total Return	9.25	%(4)(5)	(39.84	)%(4)	(1.50	)%(6)(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,190		$1,891		$2,765
Ratio of Expenses Before Expense Limitation	13.74%		12.50%		595.07	%(8)
Ratio of Expenses After Expense Limitation	0.60	%(9)(10)	0.94	%(10)	0.95	%(8)
Ratio of Net Investment Loss	(0.02	)%(9)(10)	(0.58	)%(10)	(0.95	)%(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		N/A
Portfolio Turnover Rate	13%		22%		0	%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.34% for Class I shares due to the reimbursement of transfer agency and sub transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class I shares would have been 8.91%. Refer to Note B in the Notes to Financial Statements.

(6)  Calculated using the NAV for US GAAP financial reporting purposes.

(7)  Not annualized.

(8)  Annualized.

(9)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class I shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	0.94%	(0.36)%

(10)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Vitality Portfolio

	Class A
	Year Ended December 31,				Period Ended
Selected Per Share Data and Ratios	2023		2022		December 31, 2021(1)
Net Asset Value, Beginning of Period	$5.84		$9.85		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.02)		(0.06)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	0.54		(3.79)		(0.15)
Total from Investment Operations	0.52		(3.85)		(0.15)
Distributions from and/or in Excess of:
Paid-in-Capital	—		(0.16)		—
Net Asset Value, End of Period	$6.36		$5.84		$9.85
Total Return	8.90	%(4)(5)	(40.06	)%(4)	(1.50	)%(6)(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$35		$33		$49
Ratio of Expenses Before Expense Limitation	20.21%		18.13%		598.74	%(8)
Ratio of Expenses After Expense Limitation	0.96	%(9)(10)	1.29	%(10)	1.30	%(8)
Ratio of Net Investment Loss	(0.38	)%(9)(10)	(0.93	)%(10)	(1.30	)%(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		N/A
Portfolio Turnover Rate	13%		22%		0	%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.34% for Class A shares due to the reimbursement of transfer agency and sub transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class A shares would have been 8.56%. Refer to Note B in the Notes to Financial Statements.

(6)  Calculated using the NAV for US GAAP financial reporting purposes. Does not reflect the deduction of sales charge.

(7)  Not annualized.

(8)  Annualized.

(9)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class A shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	1.29%	(0.71)%

(10)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Vitality Portfolio

	Class C
	Year Ended December 31,				Period Ended
Selected Per Share Data and Ratios	2023		2022		December 31, 2021(1)
Net Asset Value, Beginning of Period	$5.85		$9.85		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.07)		(0.11)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	0.54		(3.78)		(0.15)
Total from Investment Operations	0.47		(3.89)		(0.15)
Distributions from and/or in Excess of:
Paid-in-Capital	—		(0.11)		—
Net Asset Value, End of Period	$6.32		$5.85		$9.85
Total Return	8.03	%(4)(5)	(40.45	)%(4)	(1.50	)%(6)(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$32		$30		$49
Ratio of Expenses Before Expense Limitation	21.67%		19.32%		599.49	%(8)
Ratio of Expenses After Expense Limitation	1.71	%(9)(10)	2.04	%(10)	2.05	%(8)
Ratio of Net Investment Loss	(1.13	)%(9)(10)	(1.68	)%(10)	(2.05	)%(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		N/A
Portfolio Turnover Rate	13%		22%		0	%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Performance was positively impacted by approximately 0.34% for Class C shares due to the reimbursement of transfer agency and sub transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class C shares would have been 7.69%. Refer to Note B in the Notes to Financial Statements.

(6)  Calculated using the NAV for US GAAP financial reporting purposes. Does not reflect the deduction of sales charge.

(7)  Not annualized.

(8)  Annualized.

(9)  If the Fund had not received the reimbursement of transfer agency and sub transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class C shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	2.04%	(1.46)%

(10)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Financial Highlights

Vitality Portfolio

	Class R6(1)
	Year Ended December 31,				Period Ended
Selected Per Share Data and Ratios	2023		2022		December 31, 2021(2)
Net Asset Value, Beginning of Period	$5.84		$9.85		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.00	(4)	(0.04)		(0.00	)(4)
Net Realized and Unrealized Gain (Loss)	0.55		(3.78)		(0.15)
Total from Investment Operations	0.55		(3.82)		(0.15)
Distributions from and/or in Excess of:
Paid-in-Capital	—		(0.19)		—
Net Asset Value, End of Period	$6.39		$5.84		$9.85
Total Return	9.42	%(5)(6)	(39.81	)%(5)	(1.50	)%(7)(8)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$33		$30		$49
Ratio of Expenses Before Expense Limitation	20.55%		18.29%		598.49	%(9)
Ratio of Expenses After Expense Limitation	0.55	%(10)(11)	0.89	%(11)	0.90	%(9)
Ratio of Net Investment Income (Loss)	0.03	%(10)(11)	(0.54	)%(11)	(0.90	)%(9)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		N/A
Portfolio Turnover Rate	13%		22%		0	%(8)

(1)  Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

(2)  Commencement of Operations.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  Performance was positively impacted by approximately 0.34% for Class R6 shares due to the reimbursement of transfer agency fees from prior years. Had this reimbursement not occurred, the total return for Class R6 shares would have been 9.08%. Refer to Note B in the Notes to Financial Statements.

(7)  Calculated using the NAV for US GAAP financial reporting purposes.

(8)  Not annualized.

(9)  Annualized.

(10)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss, would have been as follows for Class R6 shares:

Period Ended	Expense Ratio	Net Investment Loss Ratio
December 31, 2023	0.89%	(0.31)%

(11)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty-three separate, active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying financial statements relates to the Vitality Portfolio. The Fund seeks long-term capital appreciation.

The Fund has issued four classes of shares — Class I, Class A, Class C and Class R6. Effective April 29, 2022, Class IS shares were renamed Class R6 shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-thecounter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/ vendor does not reflect the security's fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; and (5) investments in mutual funds, including the Morgan

14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee.The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)		Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks	$2,079	(1)	$—	$—	$2,079
Short-Term Investments
Investment Company	196		—	—	196
Repurchase Agreements	—		20	—	20
Total Short-Term Investments	196		20	—	216
Total Assets	$2,275		$20	$—	$2,295

(1) The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker/dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2023:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$102	(a)	$—	$(102	)(b)(c)	$0

(a)  Represents market value of loaned securities at year end.

(b)  The Fund received cash collateral of approximately $111,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowings.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2023:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 Days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$111	$—	$—	$—	$111
Total Borrowings	$111	$—	$—	$—	$111
Gross amount of recognized liabilities for securities lending transactions					$111

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency, co-transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

8.  Offering Cost: Offering costs are accounted for as a deferred charge until operations begin and thereafter are amortized to expense over twelve months on a straight-line basis.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Over $500 million
0.75%	0.70%

For the year ended December 31, 2023, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class I shares, 1.30% for Class A shares, 2.05% for Class C shares and 0.90% for Class R6 shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2023, approximately $16,000 of advisory fees were waived and approximately $272,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser agreed to reimburse the Fund for prior years overpayment of transfer agency and sub transfer agency fees. This was reflected as "Reimbursement of Transfer Agency and Sub Transfer Agency Fees" in the Statement of Operations.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing distribution-related and/or shareholder support services to investors who purchase Class A and Class C shares.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Statement of Operations, amounted to less than $500.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $258,000 and $342,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2023.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2023 is as follows:

Affiliated Investment Company	Value December 31, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$116	$583	$503	$7
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2023 (000)
Liquidity Fund	$—	$—	$196

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the three-year period ended December 31, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:		2022 Distributions Paid From:
Ordinary Income (000)	Paid-in- Capital (000)	Ordinary Income (000)	Paid-in- Capital (000)
$—	$—	$—	$60

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2023.

At December 31, 2023, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1	$—

At December 31, 2023, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $416,000 and $147,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2023, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 55.2%.

K. Market Risk: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Notes to Financial Statements (cont'd)

investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments, which may in turn impact valuation, the Fund's ability to sell securities and/or its ability to meet redemptions.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders of Vitality Portfolio and the Board of Directors of
Morgan Stanley Institutional Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Vitality Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from December 31, 2021 (commencement of operations) through December 31, 2021 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from December 31, 2021 (commencement of operations) through December 31, 2021, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 29, 2024

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fun on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				87

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	88

Formerly, Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994 (Retired December 31, 2023)	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	88	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
1585 Broadway
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

32

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

© 2024 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIVITANN
6338653 EXP 02.28.25

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) No information need be disclosed pursuant to this paragraph.

(c) Not applicable.

(d) Not applicable.

(e) Not applicable.

(f)

  (1) The registrant’s Code of Ethics is attached hereto as Exhibit 13 A.

  (2) Not applicable.

  (3) Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that Jakki L. Haussler, an “independent” Trustee, is an “audit committee financial expert" serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

1

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2023

	Registrant		Covered Entities(1)
Audit Fees	$1,768,833		N/A
Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$—	(3)	$—	(4)
All Other Fees	$—		$1,627,962	(5)
Total Non-Audit Fees	$—		$1,627,962
Total	$1,768,833		$1,627,962

2022

	Registrant		Covered Entities(1)
Audit Fees	$1,753,833		N/A
Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$—	(3)	$—	(4)
All Other Fees	$—		$5,778,872	(5)
Total Non-Audit Fees	$—		$5,778,872
Total	$1,753,833		$5,778,872

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities' tax returns.

(5)	The fees included under “All Other Fees” are for services provided by Ernst & Young LLP related to surprise examinations for certain investment accounts to satisfy SEC Custody Rules and consulting services related to merger integration for sister entity to the Adviser.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

2

AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 12 AND 13, 20193

 1. Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

3 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

3

 2. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

 3. Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix A. All other Audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

 4. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-CEN and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix A. All other Audit-related services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

 5. Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix A. All Tax services in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

 6. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix A. Permissible All Other services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

 7. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

 8. Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered. The Fund’s Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee or Chairperson of the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Financial and Accounting Officer, who, after consultation with the Independent Auditors, will discuss whether the request or application is consistent with the SEC’s rules on auditor independence.

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The Audit Committee has designated the Fund’s Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Principal Financial and Accounting Officer and management will immediately report to the Chairperson of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Principal Financial and Accounting Officer or any member of management.

 9. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

 10. Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

 Morgan Stanley Funds

 Morgan Stanley & Co. LLC

 Morgan Stanley Investment Management Inc.

 Morgan Stanley Investment Management Limited

 Morgan Stanley Investment Management Private Limited

 Morgan Stanley Asset & Investment Trust Management Co., Limited

 Morgan Stanley Investment Management Company

 Morgan Stanley Services Company, Inc.

 Morgan Stanley Distribution, Inc.

 Morgan Stanley AIP GP LP

 Morgan Stanley Alternative Investment Partners LP

 Morgan Stanley Smith Barney LLC

 Morgan Stanley Capital Management LLC

 Morgan Stanley Asia Limited

 Morgan Stanley Services Group

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f) Not applicable.

(g) See table above.

(h) The audit committee of the Board of Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

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APPENDIX A

Pre-Approved Audit Services

Service	Range of Fees
	The Fund(s)	Covered Entities
Statutory audits or financial audits for the Funds	For a complete list of fees, please contact the legal department **	N/A
Services associated with SEC registration statements (including new fund filings/seed audits), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters	*	*
Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit related” services rather than “audit” services)	*	*

Pre-Approved Audit-Related Services

Service	Range of Fees
	The Fund(s)	Covered Entities
Attest procedures not required by statute or regulation	*	*
Due diligence services pertaining to potential fund mergers	*	*
Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)	*	*
General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	*	*

Pre-Approved Tax Services

Service	Range of Fees
	The Fund(s)	Covered Entities
U.S. federal, state and local tax planning and advice	*	*
U.S. federal, state and local tax compliance	*	*
International tax planning and advice	*	*
International tax compliance	*	*
Review/preparation of federal, state, local and international income, franchise, and other tax returns	$450,000 PwC	N/A
Identification of Passive Foreign Investment Companies	$175,000 PwC	*
PwC ITV Tool – assist in determining which Fund holdings have foreign capital gains tax exposure	$125,000 PwC	*
Foreign Tax Services - Preparation of local foreign tax returns and assistance with local tax compliance issues (including maintenance of transaction schedules, assistance in periodic tax remittances, tax registration, representing funds before foreign revenue authorities and assistance with assessment orders)	$500,000 PwC	*
Assistance with tax audits and appeals before the IRS and similar state, local and foreign agencies	*	*
Tax advice and assistance regarding statutory, regulatory or administrative developments (e.g., excise tax reviews, evaluation of Fund’s tax compliance function)	*	*

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Pre-Approved All Other Services

Service	Range of Fees
	The Fund(s)	Covered Entities
Risk management advisory services, e.g., assessment and testing of security infrastructure controls	*	*

* Aggregate fees related to the pre-approved services will be limited to 10% of the 2023/2024 annual fees for audit and tax services.
** Audit and tax services for new funds/portfolios will be subject to the maximum audit and tax fee for a fund/portfolio on fee schedule distributed by the Auditors.

Prohibited Non-Audit Services

 ● Bookkeeping or other services related to the accounting records or financial statements of the audit client

 ● Financial information systems design and implementation

 ● Appraisal or valuation services, fairness opinions or contribution-in-kind reports

 ● Actuarial services

 ● Internal audit outsourcing services

 ● Management functions

 ● Human resources

 ● Broker-dealer, investment adviser or investment banking services

 ● Legal services

 ● Expert services unrelated to the audit

(i)	Not Applicable.

(j)	Not Applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Nancy C. Everett, Eddie A. Grier and Jakki L. Haussler.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable

Item 13. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as part of EX-99.CERT.

(c) Section 906 Certification

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SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Institutional Fund, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 20, 2024

 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 20, 2024

/s/ Francis J. Smith
Francis J. Smith
Principal Financial Officer
February 20, 2024

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